                                  SCHEDULE 14A
                                 (RULE 14A-101)
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement             / / Confidential, for Use of
                                                  the Commission Only (as
         permitted by
                                                  Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                  CORNERSTONE PROPERTIES INC.
--------------------------------------------------------------------------------
                  (Name of Registrant as Specified in Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------

/X/  Fee paid previously with preliminary materials:  $86,474

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                          CORNERSTONE PROPERTIES INC.
                              126 EAST 56TH STREET
                               NEW YORK, NY 10022

Dear Cornerstone Stockholder:                                  November 13, 1998

    We cordially invite you to attend a Special Meeting of Stockholders of Cornerstone Properties Inc. ("Cornerstone") to be held on December 14, 1998, at the offices of King & Spalding, 34th Floor, 1185 Avenue of the Americas, New York, New York, commencing at 10:00 A.M.

    On June 22, 1998, Cornerstone and Cornerstone Properties Limited Partnership entered into a Contribution Agreement and Agreement and Plan of Merger, as amended (the "Contribution Agreement"), with William Wilson & Associates ("WW&A") and the entities identified on Schedule I to the Contribution Agreement, which provides for the acquisition by Cornerstone of substantially all of the properties and real estate operations of WW&A and its affiliates (the "Wilson Acquisition"). WW&A and its affiliates are engaged in the business of acquiring, investing in, financing, developing, leasing and managing urban and suburban office properties in the Western United States, with a primary focus in the San Francisco Bay area. WW&A and its affiliates own 58 office projects, and WW&A provides development, construction management, property management and leasing and tenant improvement services to its affiliates and unaffiliated third parties. In order to fund part of the cash portion of the consideration for the Wilson Acquisition, Cornerstone will also issue and sell 11,594,203 shares of Cornerstone Common Stock to Stichting Pensioenfonds Voor de Gezondheid, Geestelijke en Maatschappelijke Belangen ("PGGM") for an aggregate purchase price of approximately $200,000,000 (the "PGGM Investment").

    The purpose of our Special Meeting is to consider and vote on (i) the issuance of Cornerstone Common Stock pursuant to the Wilson Acquisition (the "Wilson Issuance"), (ii) the issuance of Cornerstone Common Stock pursuant to the PGGM Investment and (iii) an amendment and restatement of the Cornerstone Properties Inc. 1998 Long-Term Incentive Plan to increase the number of shares of Cornerstone Common Stock reserved for the issuance thereunder and to permit the granting of stock options and other awards to non-employee directors of Cornerstone (the "Amendment").

    The Proxy Statement that accompanies this letter contains information about Cornerstone, Cornerstone Properties Limited Partnership and WW&A and its affiliates and properties and describes in detail the terms of the Wilson Acquisition, the PGGM Investment and the Amendment. Attached to the Proxy Statement is a copy of the Contribution Agreement. Please review the Contribution Agreement carefully.

    THE BOARD OF DIRECTORS OF CORNERSTONE UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE TO APPROVE THE WILSON ISSUANCE, THE PGGM INVESTMENT AND THE AMENDMENT.

    Because of the significance of the matters to be voted on at the Special Meeting, your participation, in person or by proxy, is especially important. I hope you will be able to attend the Special Meeting. However, if you are unable to attend in person, we urge you to complete, sign, date and return the enclosed proxy card promptly in the enclosed postage-paid envelope to ensure that your shares of Cornerstone Common Stock will be represented at the Special Meeting. If you do attend the Special Meeting, you will be entitled to revoke your proxy and vote your shares in person.

    Thank you, and I look forward to seeing you at the Special Meeting.

                                          Sincerely,

                                          /s/ John S. Moody

                                          JOHN S. MOODY

                                          CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                            YOUR VOTE IS IMPORTANT.

               PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR PROXY.

                          CORNERSTONE PROPERTIES INC.
                              126 EAST 56TH STREET
                               NEW YORK, NY 10022

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                               DECEMBER 14, 1998

To the Stockholders of

  Cornerstone Properties Inc.:

    A Special Meeting of Stockholders of Cornerstone Properties Inc., a Nevada corporation ("Cornerstone"), will be held on December 14, 1998, at 10:00 A.M., at the offices of King & Spalding, 34th Floor, 1185 Avenue of the Americas, New York, New York (the "Special Meeting"). Cornerstone has entered into a Contribution Agreement and Agreement and Plan of Merger, dated as of June 22, 1998, as amended (the "Contribution Agreement"), by and among William Wilson & Associates, a California corporation ("WW&A"), the entities listed on Schedule I to the Contribution Agreement, Cornerstone and Cornerstone Properties Limited Partnership, a Delaware limited partnership (the "Operating Partnership"), pursuant to which (A) Cornerstone and the Operating Partnership will acquire substantially all of the properties of WW&A and its affiliates (the "Wilson Acquisition") in exchange for consideration consisting of: (i) shares of common stock of Cornerstone ("Cornerstone Common Stock"); (ii) units of limited partner interest ("Units") in the Operating Partnership, which are redeemable by the holders thereof for cash or, at the election of Cornerstone, shares of Cornerstone Common Stock; and (iii) cash, and (B) WW&A will be merged with and into Cornerstone (the "Merger"), with all of the outstanding shares of WW&A common stock being converted into shares of Cornerstone Common Stock. A copy of the Contribution Agreement is included as Annex A to the accompanying Proxy Statement.

    In order to fund part of the cash portion of the consideration for the Wilson Acquisition, Cornerstone will also issue and sell 11,594,203 shares of Cornerstone Common Stock to Stichting Pensioenfonds Voor de Gezondheid, Geestelijke en Maatschappelijke Belangen ("PGGM") for an aggregate purchase price of approximately $200,000,000 (the "PGGM Investment"). At the Special Meeting Cornerstone stockholders will be asked:

        1. To consider and vote upon a proposal to approve the issuance of up to 39,000,000 shares of Cornerstone Common Stock (directly and upon redemption of Units) pursuant to the terms of the Contribution Agreement (the "Wilson Issuance").

        2. To consider and vote upon a proposal to approve the issuance of 11,594,203 shares of Cornerstone Common Stock pursuant to the PGGM Investment.

        3. To consider and vote upon a proposal to approve the amendment and restatement of the Cornerstone Properties Inc. 1998 Long-Term Incentive Plan to increase the number of shares of Cornerstone Common Stock reserved for issuance thereunder and to permit the granting of stock options and other awards to non-employee directors of Cornerstone (the "Amendment").

        4. To consider and transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

    CORNERSTONE'S OBLIGATION TO COMPLETE THE WILSON ACQUISITION IS NOT CONDITIONED UPON STOCKHOLDER APPROVAL OF THE AMENDMENT. THE BOARD OF DIRECTORS OF CORNERSTONE, HOWEVER, WILL NOT EFFECT THE AMENDMENT IF THE WILSON ACQUISITION IS NOT COMPLETED. CORNERSTONE'S OBLIGATION TO COMPLETE THE PGGM INVESTMENT IS CONDITIONED UPON STOCKHOLDER APPROVAL OF THE WILSON ISSUANCE AND CORNERSTONE WILL NOT COMPLETE THE PGGM INVESTMENT WITHOUT SUCH APPROVAL.

    Holders of record of Cornerstone Common Stock at the close of business on November 9, 1998 (the "Record Date"), are entitled to notice of and will be entitled to vote at the Special Meeting or any adjournments or postponements thereof. On the Record Date, there were 101,636,864 shares of Cornerstone Common Stock outstanding, each of which is entitled to one vote with respect to each matter to be voted on at the Special Meeting. Cornerstone's transfer books will not be closed. The affirmative vote of a majority of the votes cast at the Special Meeting is required to approve each of the Wilson Issuance, the PGGM Investment and the Amendment; PROVIDED, that, in the case of the Wilson Issuance and the PGGM Investment, the total number of votes cast at the Special Meeting represents more than 50% of the outstanding shares of Cornerstone Common Stock on the Record Date.

    THE BOARD OF DIRECTORS OF CORNERSTONE UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE TO APPROVE THE WILSON ISSUANCE, THE PGGM INVESTMENT AND THE AMENDMENT.

    Detailed information concerning the Wilson Acquisition and the proposals to be voted on at the Special Meeting is contained in the attached Proxy Statement, which you are urged to read carefully.

    WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING IN PERSON, PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. A STOCKHOLDER WHO EXECUTES A PROXY MAY REVOKE IT AT ANY TIME BEFORE IT IS EXERCISED AT THE SPECIAL MEETING BY GIVING WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF CORNERSTONE, BY SUBSEQUENTLY RETURNING ANOTHER PROXY OR BY ATTENDING THE SPECIAL MEETING AND VOTING IN PERSON.

                                          By Order of the Board of Directors,

                                          /s/ Thomas P. Loftus

                                          THOMAS P. LOFTUS
                                          SECRETARY

New York, NY
November 13, 1998

                            YOUR VOTE IS IMPORTANT.
               PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR PROXY.

                          CORNERSTONE PROPERTIES INC.
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

    This Proxy Statement is being furnished to the holders of outstanding shares of common stock, no par value (the "Cornerstone Common Stock"), of Cornerstone Properties Inc., a Nevada corporation ("Cornerstone"), in connection with the solicitation of proxies by the Board of Directors of Cornerstone (the "Cornerstone Board") for use at the Special Meeting of stockholders of Cornerstone to be held on December 14, 1998, at the offices of King & Spalding, 34th Floor, 1185 Avenue of the Americas, New York, NY, commencing at 10:00 A.M. local time, and at any adjournment or postponement thereof (the "Special Meeting").

    The purpose of the Special Meeting is to consider and vote upon (i) the issuance (the "Wilson Issuance") of up to 39,000,000 shares of Cornerstone Common Stock, pursuant to the transactions contemplated by the Contribution Agreement and Agreement and Plan of Merger, dated as of June 22, 1998, as amended by the First Amendment to Contribution Agreement and Agreement and Plan of Merger, dated as of July 10, 1998, and the Second Amendment to Contribution Agreement and Agreement and Plan of Merger, dated as of September 12, 1998 (the "Contribution Agreement"), by and among Cornerstone, Cornerstone Properties Limited Partnership, a Delaware limited partnership (the "Operating Partnership" and, together with Cornerstone, the "Cornerstone Parties"), William Wilson & Associates, a California corporation ("WW&A"), and the affiliates of WW&A listed on Schedule I thereto (together with WW&A, the "Wilson Parties"), (ii) the issuance (the "PGGM Investment") of 11,594,203 shares of Cornerstone Common Stock pursuant to the Stock Purchase Agreement, dated as of June 22, 1998, between Cornerstone and Stichting Pensioenfonds Voor de Gezondheid, Geestelijke en Maatschappelijke Belangen ("PGGM") and (iii) the amendment and restatement of the Cornerstone Properties Inc. 1998 Long-Term Incentive Plan (the "Amendment").

    FOR MATERIAL RISKS WHICH YOU SHOULD CONSIDER IN DETERMINING WHETHER TO VOTE FOR THE PROPOSALS PRESENTED AT THE SPECIAL MEETING, SEE "RISK FACTORS" BEGINNING ON PAGE 13.

    The Contribution Agreement provides for the acquisition by the Cornerstone Parties of substantially all of the properties and real estate operations of the Wilson Parties (the "Wilson Acquisition"). Pursuant to the terms of the Contribution Agreement (A) the Cornerstone Parties will acquire substantially all of the properties of the Wilson Parties in exchange for consideration consisting of up to (i) approximately 10,347,000 shares of Cornerstone Common Stock, (ii) approximately 17,666,000 common units of limited partner interest in the Operating Partnership ("Units"), which are redeemable by the holders thereof for cash or, at the election of Cornerstone, shares of Cornerstone Common Stock and (iii) approximately $523,003,000 in cash, with an aggregate value of approximately $1,006,231,000, based on a fixed value of $17.25 for each share and each Unit, and (B) WW&A will be merged with and into Cornerstone (the "Merger") and all of the outstanding shares of WW&A common stock will be converted into an aggregate of approximately 3,136,000 shares of Cornerstone Common Stock with an aggregate value of approximately $54,100,000, based upon the fixed value of $17.25 per share. The aggregate value of all shares of Cornerstone Common Stock, Units and cash to be issued in the Wilson Acquisition, based on a fixed value of $17.25 per share and per Unit, is $1,060,331,000. The Wilson Acquisition and the PGGM Investment are collectively referred to hereinafter as the "Transaction." The number of shares of Cornerstone Common Stock and Units issuable and the amount of cash payable in the Wilson Acquisition are subject to certain adjustments and holdbacks set forth in the Contribution Agreement, which is more fully described under "The Wilson Acquisition--Terms of the Contribution Agreement." A copy of the Contribution Agreement is included as Annex A to this Proxy Statement. For a description of the PGGM Investment, see "Proposal Two: The PGGM Investment."

    Based on the number of shares of Cornerstone Common Stock and Units outstanding on November 9, 1998, approximately 10.7% of the shares of Cornerstone Common Stock and 11.9% of the Units expected to be outstanding after the Transaction would be issued to WW&A and its affiliates and other investors in the Wilson Acquisition. Following the Transaction, assuming the redemption of all Units into shares of Cornerstone Common Stock, an aggregate of approximately 28.8% of the outstanding shares of Cornerstone Common Stock will have been issued to the Wilson Investors, shareholders of WW&A and PGGM in connection with the Transaction. If the Transaction is completed, PGGM will own 36.1% of the outstanding shares of Cornerstone Common Stock and the Wilson Investors and shareholders of WW&A will own an aggregate of 10.7% of the outstanding shares of Cornerstone Common Stock (21.0% assuming the redemption of all outstanding Units for shares of Cornerstone Common Stock). See "Cornerstone and the Operating Partnership Post-Transaction." Members of WW&A senior management, all of whom will become executive officers of Cornerstone upon completion of the Wilson Acquisition, together with PGGM will beneficially own approximately 34.3% of the outstanding shares of Cornerstone Common Stock (assuming the redemption of all outstanding Units for shares of Cornerstone Common Stock) and therefore could be expected to exercise significant control over the management of Cornerstone after the Transaction.

    THE DATE OF THIS PROXY STATEMENT IS NOVEMBER 13, 1998 AND IT IS FIRST BEING MAILED TO STOCKHOLDERS ON OR ABOUT NOVEMBER 13, 1998.

               QUESTIONS AND ANSWERS ABOUT THE WILSON ACQUISITION

Q: WHY IS CORNERSTONE PROPOSING TO ACQUIRE THE WILSON PROPERTIES AND BUSINESS?
    HOW WILL I BENEFIT?

A: The Wilson Acquisition will enhance Cornerstone's position as a leading owner and operator of Class A office properties and furthers Cornerstone's objective of growing its earnings and asset base by acquiring high-profile Class A office properties in major real estate markets in the United States. The addition of the Wilson properties to Cornerstone's portfolio will give Cornerstone a significant presence in California markets. The property management, construction management, tenant improvement, leasing, acquisition and development expertise of Wilson will provide Cornerstone with an integrated management capability.

    From a financial perspective, the Wilson Acquisition is expected to:

    -  increase Cornerstone's funds from operations per share in 1999;

    - enhance Cornerstone's internal growth rate, because the growth rates for the Wilson properties exceed the growth rate of Cornerstone's existing portfolio; and

    - substantially increase Cornerstone's market capitalization and base of equity investors.

Q: WHAT DO I NEED TO DO NOW?

A: Just indicate on your proxy card how you want to vote, and sign, date and mail it in the enclosed return envelope as soon as possible so that your shares may be represented at the Special Meeting. If you sign and send in your proxy and do not indicate how you want to vote, your proxy will be counted as a vote in favor of the Wilson Issuance, the PGGM Investment and the Amendment. The Special Meeting will take place on December 14, 1998. You may attend the Special Meeting and vote your shares in person, rather than signing and mailing your proxy card. In addition, you may revoke your proxy at any time up to and including the day of the Special Meeting by following the directions on page 23 of this Proxy Statement. If you do not sign and send in your proxy or you abstain, your shares will not be counted as having voted at the Special Meeting.

Q: IF MY SHARES ARE HELD IN "STREET NAME" BY MY BROKER, WILL MY BROKER VOTE MY
    SHARES FOR ME?

A: Your broker will vote your shares only if you provide instructions on how to vote by returning the proxy accompanying this Proxy Statement. Without instructions, your broker will not vote your shares. If you do not sign and send in your proxy or you abstain, your shares will not be counted as having voted at the Special Meeting.

Q: WHAT WILL HAPPEN IF THE PGGM INVESTMENT OR THE WILSON ISSUANCE IS APPROVED
    AND THE OTHER PROPOSAL IS NOT APPROVED?

A: The PGGM Investment is conditioned upon stockholder approval of the Wilson
    Issuance. If the Wilson Issuance is not approved by the stockholders, then Cornerstone will not complete the PGGM Investment. In addition, if either of the PGGM Investment or the Wilson Issuance is not approved by the stockholders, then Cornerstone will not effect the Amendment.

Q: AS A CORNERSTONE STOCKHOLDER, HOW WILL THE TRANSACTION AFFECT ME?

A: Following the Wilson Acquisition and the PGGM Investment, shares of
    Cornerstone Common Stock that were outstanding prior to the Transaction will remain outstanding. Former owners of WW&A and the Wilson properties will own in the aggregate approximately 10.7% of the shares of Cornerstone Common Stock outstanding after completion of the Transaction (21.0% assuming the redemption of all outstanding Units for shares of Cornerstone Common Stock). PGGM will beneficially own approximately 36.1% of the shares of Cornerstone Common Stock outstanding after completion of the Transaction.

Q: HOW WILL CORNERSTONE BE OPERATED AFTER COMPLETION OF THE WILSON ACQUISITION?

A: Cornerstone will continue to be a Nevada corporation, an equity real estate investment trust and the general partner of the Operating Partnership. Cornerstone will own a substantially larger and more diversified portfolio of properties and will have additional property management, construction management, tenant improvement, leasing, acquisition and development expertise from Wilson officers and employees who will become employees of Cornerstone. The Contribution Agreement provides that the Bylaws of Cornerstone will be amended at the closing of the Wilson Acquisition to increase the size of the Cornerstone Board from 11 to 14 directors. William Wilson III, the President and founder of WW&A, will become the Chairman of the Cornerstone Board and will have the right to designate two individuals to be nominated by the Cornerstone Board for election as directors. PGGM will continue to have the right to designate two individuals for nomination by the Cornerstone Board for election as directors.

Q: WHAT HAPPENS TO MY FUTURE DISTRIBUTIONS?

A: The Transaction will not result in any immediate change in Cornerstone's current dividend rate, which Cornerstone expects initially to remain at a quarterly dividend of $0.30 per share. However, Cornerstone will periodically evaluate and consider increases in its dividend to reflect growth in its earnings and funds from operations.

Q: WHEN DO YOU EXPECT THE WILSON ACQUISITION TO BE COMPLETED?

A: We are working toward completing the Wilson Acquisition as quickly as possible. We expect the Wilson Acquisition to be completed shortly after the Special Meeting.

                       WHO CAN HELP ANSWER YOUR QUESTIONS

    If you have more questions about the Wilson Acquisition or any other matters described in this Proxy Statement, including the Wilson Issuance, the PGGM Investment and the Amendment, you should contact:

                          CORNERSTONE PROPERTIES INC.
                                    Tower 56
                              126 East 56th Street
                               New York, NY 10022
 Attention: Kevin P. Mahoney, Senior Vice President and Chief Financial Officer
                                       or
          Thomas P. Loftus, Chief Administrative Officer and Secretary

                          Phone Number: (212) 605-7100

                      web site: http://www.cstoneprop.com

                               TABLE OF CONTENTS

                                                    PAGE
                                                    -----
QUESTIONS AND ANSWERS ABOUT THE WILSON
  ACQUISITION..................................          ii
SUMMARY........................................           1
RISK FACTORS...................................          13
THE SPECIAL MEETING............................          22
PROPOSAL ONE: THE WILSON ISSUANCE..............          24
PROPOSAL TWO: THE PGGM INVESTMENT..............          25
THE WILSON ACQUISITION.........................          27
  General......................................          27
  WW&A and the Wilson Projects.................          27
  Consideration for the Wilson Acquisition.....          28
  Background of the Wilson Acquisition.........          28
  Reasons for the Wilson Acquisition...........          29
  Board Recommendation.........................          30
  Opinion of Cornerstone's Financial
    Advisor....................................          30
  Terms of the Contribution Agreement..........          34
  Rockwood Transaction.........................          48
  Resale of Cornerstone Common Stock;
    Registration Rights Agreement..............          49
  Regulatory Approvals Required................          51
  Accounting Treatment of the Wilson
    Acquisition................................          52
  Approval of Limited Partners of the Operating
    Partnership................................          52
  Material Federal Income Tax
    Consequences...............................          52
CORNERSTONE AND THE OPERATING PARTNERSHIP......          54
WW&A AND THE WILSON PROJECTS...................          54
SELECTED FINANCIAL AND OPERATING DATA..........          55

                                                    PAGE
                                                    -----
WW&A MANAGEMENT'S DISCUSSION AND ANALYSIS OF
  FINANCIAL CONDITION AND RESULTS OF
  OPERATIONS...................................          60
THE PRUNEYARD HOTEL MANAGEMENT'S DISCUSSION AND
  ANALYSIS OF FINANCIAL CONDITION AND RESULTS
  OF OPERATIONS................................          65
PROPERTIES.....................................          68
PROPOSAL THREE: AMENDMENT AND RESTATEMENT OF
  THE INCENTIVE PLAN...........................          72
OWNERSHIP OF CORNERSTONE COMMON STOCK BY
  CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.....          76
DIRECTORS AND OFFICERS OF CORNERSTONE FOLLOWING
  THE WILSON ACQUISITION.......................          78
EXECUTIVE COMPENSATION.........................          81
EXPERTS........................................          84
WHERE YOU CAN FIND MORE INFORMATION............          84
STOCKHOLDER PROPOSALS..........................          85
GLOSSARY.......................................          86
INDEX TO FINANCIAL STATEMENTS..................         F-1
ANNEX A -- Contribution Agreement and Agreement
  and Plan of Merger...........................         A-1
ANNEX B -- Form of Registration Rights
  and Lock-Up Agreement........................         B-1
ANNEX C -- Morgan Stanley Fairness Opinion.....         C-1
ANNEX D -- Amended and Restated Cornerstone
  Properties Inc. 1998 Long
  Term Incentive Plan..........................         D-1

                                    SUMMARY

    THIS SUMMARY HIGHLIGHTS SELECTED INFORMATION FROM THIS PROXY STATEMENT AND DOES NOT CONTAIN ALL THE INFORMATION THAT IS IMPORTANT TO YOU. TO UNDERSTAND THE WILSON ACQUISITION, THE PGGM INVESTMENT AND THE AMENDMENT FULLY AND FOR A MORE COMPLETE DESCRIPTION OF THE FINANCIAL AND LEGAL TERMS OF THE WILSON ACQUISITION, YOU SHOULD READ CAREFULLY THIS ENTIRE PROXY STATEMENT AND THE DOCUMENTS TO WHICH WE HAVE REFERRED YOU UNDER THE CAPTION "WHERE YOU CAN FIND MORE INFORMATION." FOR YOUR CONVENIENCE, WE HAVE INCLUDED A GLOSSARY OF FREQUENTLY USED CAPITALIZED TERMS IN THIS PROXY STATEMENT UNDER THE CAPTION "GLOSSARY" ON PAGE 86.

                                  THE PARTIES

CORNERSTONE

    Cornerstone is a self-advised real estate investment trust ("REIT") that owns interests in 21 Class A office properties comprising approximately 11,400,000 rentable square feet, located in 11 major metropolitan areas throughout the United States. Cornerstone's strategy has been to own interests in Class A office properties in prime central business district locations and major suburban office markets in U.S. metropolitan areas. Class A office properties are generally considered to be those that have the most favorable locations and physical attributes, command premium rents and experience the highest tenant retention rates within their markets. Cornerstone owns all of its properties and conducts all of its property business through the Operating Partnership, of which Cornerstone is the sole general partner. As of November 9, 1998, Cornerstone owned directly or indirectly approximately 96.1% of the Units in the Operating Partnership.

WW&A AND THE WILSON PROJECTS

    WW&A and its affiliates are engaged in the business of acquiring, investing in, financing, developing, leasing and managing urban and suburban office and other projects in the Western United States, with a primary focus in the San Francisco Bay area. WW&A also provides development, construction management, property management and leasing and tenant improvement services to its affiliates and unaffiliated third parties. The projects to be acquired by Cornerstone as part of the Wilson Acquisition (the "Wilson Projects") consist of 68 properties, comprising 52 of the 58 office projects currently owned by affiliates of WW&A, totaling approximately 9,600,000 rentable square feet. The Wilson Projects are owned through four WW&A-sponsored real estate investment funds (the "Funds"), through WW&A affiliates and through three joint ventures in which WW&A affiliates are partners with outside investors (the "Joint Ventures").

    WW&A's executive offices are located at 2929 Campus Drive, Suite 450, San Mateo, California 94403. WW&A's telephone number is (650) 341-5300.

                              THE SPECIAL MEETING

TIME, DATE, PLACE AND PURPOSE

    The Special Meeting will be held at the offices of King & Spalding, 34th Floor, 1185 Avenue of the Americas, New York, NY, at 10:00 A.M. on December 14, 1998. At the Special Meeting, stockholders of Cornerstone will be asked to consider and vote upon: (i) the Wilson Issuance; (ii) the PGGM Investment; (iii) the Amendment; and (iv) such other matters as may properly come before the Special Meeting.

RECORD DATE; SHARES ENTITLED TO VOTE; QUORUM

    The Cornerstone Board has fixed the close of business on November 9, 1998, as the record date for the Special Meeting (the "Record Date"). Only holders of record of shares of Cornerstone Common Stock on the Record Date are entitled to notice of, and to vote at, the Special Meeting. On the Record Date, there were 101,636,864 shares of Cornerstone Common Stock outstanding and entitled to vote at the

Special Meeting. Each holder of record of Cornerstone Common Stock on the Record Date is entitled to cast one vote per share. The presence, in person or by proxy, of holders of 20% of the outstanding shares of Cornerstone Common Stock entitled to vote is necessary to constitute a quorum at the Special Meeting.

VOTE REQUIRED; SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN STOCKHOLDERS

    The affirmative vote of a majority of the votes cast at the Special Meeting is required to approve each of the Wilson Issuance, the PGGM Investment and the Amendment; PROVIDED, that, in the case of the Wilson Issuance and the PGGM Investment, the total vote cast at the Special Meeting (either for or against) represents more than 50% of the outstanding shares of Cornerstone Common Stock on the Record Date.

    As of the Record Date, all executive officers and directors of Cornerstone owned beneficially in the aggregate approximately 1.6% of the outstanding shares of Cornerstone Common Stock. In addition, Cornerstone and WW&A have entered into voting agreements with each of PGGM, the New York State Teachers' Retirement System ("NYSTRS") and the entity holding shares on behalf of Rodamco N.V. ("Rodamco"), under which each such stockholder has agreed to vote in favor of the Wilson Issuance and the PGGM Investment at the Special Meeting. These stockholders beneficially owned an aggregate of 44.9% of the outstanding shares of Cornerstone Common Stock as of the Record Date.

    Under Nevada law, stockholders are not entitled to appraisal rights or preemptive rights in connection with any of the proposals to approve the Wilson Issuance, the PGGM Investment or the Amendment.

SOLICITATION AND REVOCATION OF PROXIES

    A form of proxy for the Special Meeting is enclosed with this Proxy Statement. All shares of Cornerstone Common Stock held as of the Record Date represented by properly executed proxies will, unless such proxies have been previously revoked, be voted in accordance with the instructions indicated on such proxies. If no instructions are indicated, such shares will be voted "FOR" the proposals to approve the Wilson Issuance, the PGGM Investment and the Amendment and, in the discretion of the proxy holder, as to any other matter which may properly come before the Special Meeting. Any shares of Cornerstone Common Stock for which properly executed proxies are not returned will not be counted as having voted at the Special Meeting.

    The Cornerstone Board is unaware of any matters to be presented for action at the Special Meeting other than the proposals to approve the Wilson Issuance, the PGGM Investment and the Amendment, but if other matters do come properly before the Special Meeting it is intended that shares represented by proxies in the accompanying form will be voted by the persons named in the proxy in accordance with their best judgment. Any proxy given pursuant to this solicitation may be revoked in writing by the person giving it at any time before the proxy is exercised at the Special Meeting by giving notice to the Secretary of Cornerstone or by submitting a proxy having a later date or by such person appearing at the Special Meeting and electing to vote in person.

                       PROPOSAL ONE: THE WILSON ISSUANCE

    The Contribution Agreement provides that investors (the"Wilson Investors"), owning interests (the "Interests"), either directly or indirectly, in the Wilson Projects will contribute their Interests to Cornerstone or the Operating Partnership in exchange for consideration consisting of approximately 10,347,000 shares of Cornerstone Common Stock, 17,666,000 Units in the Operating Partnership and $523,003,000 in cash (collectively, the "Consideration") with an aggregate value of approximately $1,006,231,000, based upon a fixed value of $17.25 for each share and each Unit (the "Effective Price"). The Effective Price is fixed and will not increase or decrease as a result of fluctuations in the trading price of Cornerstone Common Stock. The Wilson Investors have irrevocably elected to allocate the Consideration payable in exchange for their Interests among shares, Units and cash. Also under the terms of the Contribution Agreement, WW&A will be merged with and into Cornerstone, with Cornerstone as the surviving corporation. In the Merger, the outstanding shares of WW&A common stock will be converted into an aggregate of approximately 3,136,000 shares of Cornerstone Common Stock with an aggregate value of approximately $54,100,000, based on the Effective Price (excluding Consideration payable to WW&A in respect of its interests in the Wilson Projects). In addition, the amount of Consideration to be paid to the Wilson Investors and the number of shares of Cornerstone Common Stock to be issued to shareholders of WW&A in the Merger are subject to certain adjustments and holdbacks. See "The Wilson Acquisition-- Terms of the Contribution Agreement."

    Stockholders of Cornerstone are being asked to vote upon the Wilson Issuance pursuant to the rules of the New York Stock Exchange ("NYSE"), on which the shares of Cornerstone Common Stock are listed. The NYSE requires stockholder approval of the Wilson Issuance because the number of shares of Cornerstone Common Stock and Units to be issued in the Wilson Acquisition pursuant to the Contribution Agreement is expected to exceed 20% of the shares of Cornerstone Common Stock outstanding immediately prior to the completion of the Wilson Acquisition.

    The Cornerstone Board believes the Wilson Acquisition is fair to you and in your best interests and unanimously recommends that you vote "FOR" the proposal to approve the Wilson Issuance. The Cornerstone Board considered a number of prospective benefits to Cornerstone expected to result from the Wilson Acquisition in recommending that stockholders vote in favor of the Wilson Issuance. These benefits are described under "--Reasons for the Wilson Acquisition" and "The Wilson Acquisition-- Reasons for the Wilson Acquisition." The Wilson Acquisition also involves potential risks that these benefits will not be realized or that the Wilson Acquisition will have adverse consequences for Cornerstone. Material risks are disclosed herein under "Risk Factors." Stockholders are urged to consider both the potential benefit and the potential disadvantages of the Wilson Acquisition in considering whether to vote in favor of the proposal to approve the Wilson Issuance.

                       PROPOSAL TWO: THE PGGM INVESTMENT

    In order to fund part of the cash portion of the Consideration, Cornerstone proposes to issue and sell 11,594,203 shares of Cornerstone Common Stock to PGGM at $17.25 per share for an aggregate purchase price of approximately $200,000,000. The Wilson Acquisition and the PGGM Investment will be consummated simultaneously and the PGGM Investment is conditioned upon stockholder approval of the Wilson Issuance. If the Wilson Issuance is not approved by the stockholders, then Cornerstone will not complete the PGGM Investment. See "Proposal Two: The PGGM Investment." The NYSE requires stockholder approval of the PGGM Investment because the sale of shares of Cornerstone Common Stock to PGGM is a sale to a significant stockholder of Cornerstone for purposes of the rules of the NYSE. In addition, completion of the PGGM Investment is a condition to the obligations of the Wilson Parties to effect the Wilson Acquisition.

    The Cornerstone Board believes the PGGM Investment is fair to you and in your best interests and unanimously recommends that you vote "FOR" the proposal to approve the PGGM Investment. The Cornerstone Board believes that the PGGM Investment provides an attractive opportunity to fund a substantial portion of the cash consideration to be paid in the Wilson Acquisition. The purchase price of $17.25 per share in the Wilson Acquisition is higher than the recent trading prices of Cornerstone Common Stock. On November 12, 1998, the last trading day prior to the mailing of this Proxy Statement, the closing sale price of Cornerstone Common Stock on the NYSE was $14.94. Stockholders are urged to obtain current trading prices for Cornerstone Common Stock. The issuance of additional shares of Cornerstone Common Stock to PGGM will also serve to increase the percentage of outstanding shares of Cornerstone Common Stock held by PGGM from 33.6% to 36.1%, which will enhance the influence that PGGM exercises over matters submitted to a vote of Cornerstone stockholders. In addition, the PGGM Investment is conditioned upon the adoption by Cornerstone of Amended and Restated Bylaws, which will incorporate PGGM's existing right to have two persons designated by PGGM nominated by the Cornerstone Board for election as directors of Cornerstone. See "The Wilson Acquisition--Terms of the Contribution Agreement--Cornerstone Board." The additional shares of Cornserstone Common Stock issued to PGGM in the PGGM Investment, together with its rights under the Amended and Restated Bylaws of Cornerstone, will permit PGGM to continue to exercise a significant degree of influence over the management and affairs of Cornerstone. Stockholders should be aware that, in exercising such influence, PGGM may have interests that differ from those of other stockholders. Stockholders should consider both this favorable pricing and the enhanced control by PGGM in considering whether to vote in favor of the proposal to approve the PGGM Investment.

                             THE WILSON ACQUISITION

GENERAL

    Cornerstone and WW&A entered into the Contribution Agreement to combine substantially all of the real estate properties and businesses of WW&A and its affiliates with those of Cornerstone and the Operating Partnership. Upon completion of the Wilson Acquisition, all of the employees of WW&A will become full-time employees of the Operating Partnership or its subsidiaries, and the businesses currently operated by WW&A will be operated by the Operating Partnership or one of its subsidiaries. The current WW&A businesses which will be operated by the Operating Partnership will be operated as a division within the Operating Partnership's existing organizational structure under the name "Wilson Cornerstone Properties."

    On June 19, 1998, the last trading day preceding public announcement of the Wilson Acquisition, the high and low sales prices of Cornerstone Common Stock on the NYSE were $16.31 and $16.13, respectively.

BACKGROUND OF THE WILSON ACQUISITION

    In February 1997, WW&A and Cornerstone began discussions regarding a possible business combination. These discussions were preliminary in nature and did not result in any agreement between the parties. In March 1998, representatives of WW&A again approached Cornerstone regarding a potential transaction. During a series of meetings held between March 18 and March 24, 1998, representatives of WW&A delivered financial information regarding WW&A and the Wilson Projects to Cornerstone. On April 6, 1998, Cornerstone made a proposal to WW&A for a business combination transaction. Substantive discussions ensued and definitive documents were negotiated from that date through June 22, 1998. The definitive Contribution Agreement was executed on June 22, 1998.

TERMS OF THE CONTRIBUTION AGREEMENT

    CORNERSTONE BOARD. The Contribution Agreement provides that upon completion of the Wilson Acquisition, the Cornerstone Bylaws will be amended and restated to provide for certain corporate governance rights to William Wilson III and PGGM. The Cornerstone Board will be expanded from 11 to 14 directors, and Mr. Wilson, who will become Chairman of the Cornerstone Board, will have the right to designate two individuals (subject to unanimous approval of the Board Affairs Committee) to be nominated by the Cornerstone Board for election as directors (together with Mr. Wilson, the "Wilson Directors"). The Amended and Restated Bylaws will also incorporate PGGM's existing right to designate two individuals to be nominated by the Cornerstone Board for election as directors (the "PGGM Directors"). The Wilson Directors and the PGGM Directors will also have certain rights to representation on committees of the Cornerstone Board. See "The Wilson Acquisition--Terms of the Contribution Agreement--Corporate Governance."

    WITHDRAWAL OF WILSON PROJECTS. A Wilson Project generally may be withdrawn from the Wilson Acquisition by Cornerstone: (i) upon the occurrence of a major casualty or condemnation (involving certain Wilson Projects); (ii) if a required consent of a lender for prepayment or assumption of indebtedness encumbering the project is not obtained; or (iii) upon the breach of a representation or warranty of the Wilson Parties or the discovery of certain environmental contamination or legal encumbrances with respect to a project that would result in a loss or liability to Cornerstone of 15% or more of the value assigned to the project in the Contribution Agreement. WW&A and certain Wilson Investors also have the right to withdraw certain projects from the Wilson Acquisition under limited circumstances. See "The Wilson Acquisition--Terms of the Contribution Agreement--Withdrawal of Wilson Projects."

    CONDITIONS TO THE WILSON ACQUISITION. Consummation of the Wilson Acquisition is subject to the satisfaction or waiver of, among others, the following conditions: (i) the Cornerstone stockholders shall have approved the Issuance at the Special Meeting; (ii) the closing shall occur on or before January 1, 1999; (iii) the Wilson Parties shall have received an opinion of King & Spalding as to the tax status of Cornerstone and the Operating Partnership;
(iv) the outstanding principal balance of indebtedness on the Wilson Projects to be assumed at closing shall not be less than $496,000,000; (v) no injunction or other legal order shall have been issued to the effect that the transactions contemplated by the Contribution Agreement may not be consummated; (vi) Cornerstone shall have received a "comfort" letter from PricewaterhouseCoopers LLP relating to this Proxy Statement and (vii) the PGGM Investment shall have been consummated or shall be consummated simultaneously with the closing of the Wilson Acquisition.

    NO SOLICITATION. The Contribution Agreement provides that Cornerstone and WW&A will not, directly or indirectly, solicit or participate in any discussions or negotiations with any third parties regarding mergers, sales of significant assets or similar business combination transactions prior to the closing of the Wilson Acquisition. See "The Wilson Acquisition--Terms of the Contribution Agreement-- No Solicitation."

    INDEMNIFICATION AND HOLDBACKS. The Contribution Agreement includes customary representations and warranties on the part of the Wilson Parties and the Cornerstone Parties relating to, among other things: (i) the financial statements of WW&A and the Funds; (ii) the reports filed by Cornerstone with the Securities and Exchange Commission (the "Commission"); (iii) the conduct of business of the Wilson Projects and WW&A in the ordinary course; (iv) title and environmental matters; and (v) taxes. The parties will indemnify one another from liabilities resulting from breach of these representations and warranties. A portion of the Consideration with a value presently estimated to be approximately $36,000,000 will be placed in escrow at the closing of the Wilson Acquisition to secure the indemnification obligations of WW&A and the Wilson Investors plus, in the case of WW&A, an additional amount of $5,000,000 will be placed in escrow to secure additional indemnification obligations of WW&A. The shares of Cornerstone Common Stock, Units and cash so held back in escrow will be Cornerstone's sole recourse for any indemnification claims. See "The Wilson Acquisition--Terms of the Contribution Agreement-- Indemnification and Holdbacks."

    CONDUCT OF BUSINESS PRIOR TO CLOSING. The Contribution Agreement provides that each party must continue to operate its business in the ordinary course. The entities owning the Wilson Projects (the "Project Entities") will, immediately prior to closing, distribute to the Wilson Investors all operating cash on hand, subject to certain costs and adjustments. Cornerstone will declare a special dividend to its stockholders and the Operating Partnership will declare a special distribution to its Unitholders immediately prior to closing so that the shares of Cornerstone Common Stock and Units issued in the Wilson Acquisition will accrue the right to dividends and distributions beginning on the closing date. See "The Wilson Acquisition--Terms of the Contribution Agreement--Pre-Closing Covenants" and "--Closing Adjustments."

    AMENDMENT. The Contribution Agreement may be amended only by the written agreement of the Wilson Parties and the Cornerstone Parties.

    TERMINATION. The Contribution Agreement may be terminated: (i) by mutual written consent of the Wilson Parties and the Cornerstone Parties; (ii) by either WW&A or the Cornerstone Parties if the other party shall have materially breached any covenant, agreement or obligation under the Contribution Agreement;
(iii) by either the Wilson Parties or the Cornerstone Parties if the approval of Cornerstone's stockholders is not forthcoming; (iv) by either the Wilson Parties or the Cornerstone Parties if any governmental action would prevent or have a material adverse effect on the Wilson Acquisition; (v) by either the Wilson Parties or the Cornerstone Parties if the conditions to such parties' obligations are not satisfied prior to the date designated as the closing date pursuant to the Contribution Agreement; or (vi) automatically if the closing has not occurred prior to January 1, 1999, or, if such date falls during a cure period for any default under the Contribution Agreement, the end of such cure period.

REGISTRATION RIGHTS AND LOCKUP AGREEMENT

    Wilson Investors receiving shares and Units in the Wilson Acquisition will have certain rights to have shares of Cornerstone Common Stock registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to the Registration Rights and Lockup Agreement to be entered into at the closing of the Wilson Acquisition (the "Registration Rights Agreement"). The Registration Rights Agreement will also prohibit the sale of shares and Units by the Wilson Investors, with limited exceptions, for a period of one year after closing for Wilson Investors generally, two years after closing for certain members of management of WW&A and three years after closing for Mr. Wilson. See "The Wilson Acquisition--Resale of Cornerstone Common Stock; Registration Rights Agreement."

REASONS FOR THE WILSON ACQUISITION

    Management of Cornerstone and the Cornerstone Board believe that the Wilson Acquisition will enhance Cornerstone's position as a leading owner and operator of Class A office properties in major United States markets and will advance its objective of increasing its earnings and asset base through the acquisition, development and leasing of office properties in these markets. In approving the Contribution Agreement and the Wilson Acquisition and recommending that the stockholders of Cornerstone approve the Wilson Issuance, the Cornerstone Board considered a number of prospective benefits to Cornerstone resulting from the Wilson Acquisition, including, but not limited to, the following: (i) accretion to per share funds from operations ("FFO") for 1999; (ii) an expanded presence in attractive California markets that have limited available space, escalating demand and significant barriers to entry; (iii) a higher internal growth rate for the combined portfolio than in Cornerstone's existing portfolio; (iv) expanded acquisition, and new property management, construction management, leasing and development expertise resulting from the addition of WW&A personnel to Cornerstone's management team; (v) the diversification of Cornerstone's tenant base with a greater emphasis on technology and other growing, entrepreneurial businesses; (vi) an expanded base of equity investors and increased market capitalization which should result in additional future sources of capital; (vii) increased depth of management giving Cornerstone a greater ability to internalize property management functions at its existing properties; and (viii) access to a network of relationships in the Western United States which should result in increased business opportunities.

FAIRNESS OPINION OF CORNERSTONE'S FINANCIAL ADVISOR

    In determining to approve the Contribution Agreement and the Wilson Acquisition, the Cornerstone Board considered the opinion of its financial advisor, Morgan Stanley & Co. Incorporated ("Morgan Stanley"), dated as of June 17, 1998, as to the fairness to Cornerstone, from a financial point of view, of the Consideration to be paid to the Wilson Investors and the shareholders of WW&A pursuant to the Contribution Agreement. Morgan Stanley subsequently confirmed its June 17, 1998 opinion and delivered to the Cornerstone Board a written opinion dated as of November 13, 1998. A copy of this opinion is attached as Annex C to this Proxy Statement. You should read the Morgan Stanley opinion to understand the assumptions made, matters considered and limitations on the review undertaken by Morgan Stanley in providing such opinion.

CONSENT OF WILSON INVESTORS AND WW&A SHAREHOLDERS

    The irrevocable consents of the requisite number of Wilson Investors to complete the Wilson Acquisition have been obtained prior to the date of this Proxy Statement. The Board of Directors and shareholders of WW&A have unanimously consented to the Contribution Agreement and the Merger in accordance with California law. The shareholders of WW&A have entered into an agreement with Cornerstone pursuant to which they have, among other things, agreed that they will not take any action to amend, alter, revoke, rescind or otherwise change their approval of the Contribution Agreement and the Merger.

REGULATORY APPROVALS REQUIRED

    Under the Contribution Agreement, the obligations of both the Wilson Parties and the Cornerstone Parties to complete the Wilson Acquisition are conditioned upon the receipt of all required regulatory approvals. Under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), and the rules promulgated thereunder by the Federal Trade Commission (the "FTC"), the Merger may not be completed unless notification has been given and certain information has been furnished to the FTC and the Antitrust Division of the U.S. Department of Justice (the "Antitrust Division") and the prescribed waiting period has expired or been terminated early. Pursuant to the HSR Act, on September 28, 1998, and October 5, 1998, Cornerstone and WW&A, respectively, filed a Notification and Report Form with the FTC and the Antitrust Division for review in connection with the Merger. The 30-day waiting period under the HSR Act applicable to the Merger was terminated early by the FTC on October 19, 1998. Notwithstanding the termination of the waiting period, there can be no assurance that the Merger will not be investigated or opposed by the FTC or the Antitrust Division.

ACCOUNTING TREATMENT OF THE WILSON ACQUISITION

    The Wilson Acquisition will be accounted for under the "purchase" method of accounting, pursuant to which the assets and liabilities of WW&A and the other entities acquired by Cornerstone will be adjusted to their respective fair values and included with those of Cornerstone as of the completion of the Wilson Acquisition. Consolidated financial statements of Cornerstone issued after the closing date will reflect such values and will not be restated retroactively to reflect the historical financial position or results of operations of WW&A or any of the Wilson Projects. Certain third-party fee businesses of WW&A and the WW&A division which supervises construction of tenant build-out work will be owned by Cornerstone through a subsidiary that will be accounted for under the equity method.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES

    The Wilson Acquisition has been structured so that Wilson Investors receiving Units in exchange for their Interests generally should not recognize gain or loss for federal income tax purposes as a result of such receipt, except to the extent that (A) the "disguised sale" rules of the Internal Revenue Code of 1986, as amended (the "Code"), may apply or (B) a Wilson Investor is considered to receive an actual or deemed distribution of money from a net reduction in such Wilson Investor's share of liabilities as a result of the exchange that exceeds such Wilson Investor's tax basis in his Interest. Wilson Investors receiving shares of Cornerstone Common Stock or cash in the Wilson Acquisition will immediately recognize gain or, subject to certain limitations, loss in the Wilson Acquisition. The Merger is expected to qualify as a reorganization for federal income tax purposes so that no gain or loss will be recognized by Cornerstone stockholders as a result of the Merger. See "The Wilson Acquisition--Material Federal Income Tax Consequences."

    The Wilson Acquision is not expected to have any adverse effect on Cornerstone's ability to continue to qualify for taxation as a REIT under the Code.

        PROPOSAL THREE: AMENDMENT AND RESTATEMENT OF THE INCENTIVE PLAN

    In the event of the completion of the Wilson Acquisition, the number of key employees of Cornerstone will be significantly increased. As a result, the Cornerstone Board has determined that the provision for the number of shares of Cornerstone Common Stock reserved for issuance under the Cornerstone Properties Inc. 1998 Long Term Incentive Plan (the "Incentive Plan") should be correspondingly increased. The Cornerstone Board has therefore approved, subject to stockholder approval and completion of the Wilson Acquisition, an amendment and restatement of the Incentive Plan that would increase the number of shares of Cornerstone Common Stock otherwise available for issuance for grants under the Incentive Plan and permit the granting of stock options and other awards to non-employee directors of Cornerstone. The Amendment will not be effected by Cornerstone in the event that the stockholders do not approve both of the Wilson Issuance and the PGGM Investment. See "Proposal
Three: Amendment and Restatement of the Incentive Plan."

    The Cornerstone Board believes that the Amendment is fair to you and in your best interests and unanimously recommends that you vote "FOR" the proposal to approve the Amendment. The Cornerstone Board believes that adoption of the Amendment will help Cornerstone and the Operating Partnership attract and retain talented employees and thereby increase Cornerstone's performance. At the same time, the issuance of additional shares of Cornerstone Common Stock pursuant to stock options and other awards under the Incentive Plan will have a dilutive effect on existing Cornerstone stockholders. The Cornerstone Board believes that benefits to stockholders of adopting the Amendment will outweigh these effects over the long term. Stockholders should consider both the advantages and disadvantages of adoption of the Amendment in considering whether to vote in favor of the proposal to approve the Amendment.

               SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

    This Proxy Statement and the documents incorporated herein by reference contain statements which constitute "forward-looking statements" within the meaning of the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as amended by the Private Securities Litigation Reform Act of 1995. "Forward-looking statements" contained herein include the intent, belief or current expectations of WW&A and Cornerstone and members of their respective management teams with respect to future operating results of Cornerstone, WW&A and the Wilson Projects, certain synergies expected to be realized in connection with the Wilson Acquisition, the integration of WW&A's management into Cornerstone, possible fluctuation in operating results and the ability to manage growth, as well as the assumptions upon which such statements are based. Stockholders are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties and that actual results may differ materially from those contemplated by such forward-looking statements. Important factors known to management of WW&A and Cornerstone that could cause actual results to differ materially from those contemplated by the forward-looking statements include, but are not limited to, difficulties related to acquisitions of real estate companies or portfolios, including the Wilson Acquisition, adverse changes in real estate markets, increases in interest rates and deterioration in general economic conditions.

                                  RISK FACTORS

    Additional material risks that would cause actual results to differ materially from those contemplated in this Proxy Statement can be found herein under the caption "Risk Factors" and in the reports filed with the Commission by Cornerstone.

                   CORNERSTONE AND THE OPERATING PARTNERSHIP
                                POST-TRANSACTION

                             [ORGANIZATIONAL CHART]

------------------------

(1) Includes shares held by Dutch Institutional Holding Company, Inc. ("DIHC").

(2) Includes all holders of Cornerstone Common Stock immediately prior to completion of the Transaction, other than PGGM and DIHC.

(3) Includes all holders of Units immediately prior to completion of the Transaction, other than Cornerstone.

                 SUMMARY SELECTED FINANCIAL AND OPERATING DATA

    The following tables set forth selected historical and unaudited pro forma consolidated financial data for Cornerstone for the periods and as of the dates indicated. The selected and pro forma financial data of Cornerstone should be read in conjunction with and is qualified in its entirety by the consolidated financial statements and the related notes thereto of Cornerstone included in the documents described under "Where You Can Find More Information" and the historical and pro forma financial statements and related notes thereto included elsewhere in this Proxy Statement. The following data should also be read in conjunction with the information set forth under the captions "Selected Financial and Operating Data" and "Management's Discussion and Analysis of Financial Condition and Results of Operations." The selected consolidated operating and balance sheet data of Cornerstone as of and for the years ended December 31, 1995 through 1997 have been derived from Cornerstone's audited financial statements incorporated by reference herein. The selected financial data of Cornerstone as of and for the six months ended June 30, 1998 and 1997 are derived from unaudited financial statements of Cornerstone incorporated by reference herein and include all adjustments consisting of only normal recurring adjustments that Cornerstone management considers necessary for a fair presentation of the financial position and results of operations for these periods. Operating results for the six months ended June 30, 1998, are not necessarily indicative of the results of operations expected for the entire year ending December 31, 1998.

    The unaudited selected pro forma operating data are presented as if the following transactions had occurred on January 1, 1997: (i) the Transaction;
(ii) the public offerings of Cornerstone Common Stock in April 1997 and February 1998; (iii) the conversion of Cornerstone's 8% Cumulative Convertible Preferred Stock and 8% Cumulative Convertible Preferred Stock, Series A (the "8% Preferred Stock"); (iv) Cornerstone's repayment of a $32,500,000 term loan from Deutsche Bank AG; (v) the acquisition of nine properties and an undeveloped parcel of land from PGGM and DIHC in October 1997 (the "DIHC Acquisition"); and (vi) the acquisition of six properties and the sale of one property in 1997 and 1998. The unaudited selected pro forma balance sheet data are presented as if the Transaction had occurred on June 30, 1998. The pro forma data are not necessarily indicative of the results of operations or the consolidated financial position that would have resulted had the Transaction and the other aforementioned transactions been consummated at the dates indicated, nor are they intended to project Cornerstone's results of operations or consolidated financial position for any future period or date.

    The pro forma data has been derived from and should be read in conjunction with the unaudited condensed consolidated pro forma financial statements included elsewhere in the Proxy Statement.

                     CORNERSTONE--HISTORICAL AND PRO FORMA
                                  (UNAUDITED)

                                                     AS OF AND FOR THE                         AS OF AND FOR THE
                                                 SIX MONTHS ENDED JUNE 30,                  YEAR ENDED DECEMBER 31,
                                           -------------------------------------  --------------------------------------------
                                                               HISTORICAL                                HISTORICAL
                                            PRO FORMA   ------------------------   PRO FORMA   -------------------------------
                                              1998         1998         1997         1997        1997       1996       1995
                                           -----------  -----------  -----------  -----------  ---------  ---------  ---------
                                                                (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
OPERATING DATA:
Revenues:
  Office and parking rentals.............   $ 263,031    $ 156,540    $  68,691    $ 510,448   $ 159,828  $ 111,494  $  88,548
  Equity in earnings of unconsolidated
    entities.............................        (149)      (2,688)      --           15,977      --         --         --
  Interest and other income..............      17,421       14,194        4,564       18,328      14,083      5,414      3,839
                                           -----------  -----------  -----------  -----------  ---------  ---------  ---------
    Total Revenues.......................     280,303      168,046       73,255      544,753     173,911    116,908     92,387
                                           -----------  -----------  -----------  -----------  ---------  ---------  ---------
Expenses:
  Building operating expenses............      91,636       56,917       26,653      186,192      61,522     44,188     31,530
  Interest expense.......................      69,908       31,667       14,990      139,527      33,977     31,735     30,722
  Depreciation and amortization..........      49,761       26,859       13,808       98,559      30,978     24,316     22,572
  General and administrative expense.....      13,985        5,544        3,265       20,588       7,564      6,407      5,603
  Loss on sale of real estate assets.....         212        2,197       --           --          --         --         --
  Unrealized (gain) loss on interest rate
    swap.................................      --           --              (99)         (99)        (99)    (4,278)     7,672
                                           -----------  -----------  -----------  -----------  ---------  ---------  ---------
    Total Expenses.......................     225,502      123,184       58,617      444,767     133,942    102,368     98,099
                                           -----------  -----------  -----------  -----------  ---------  ---------  ---------
Income (loss) from operations............      54,801       44,862       14,638       99,986      39,969     14,540     (5,712)
Minority interest........................      10,565        2,856          994       16,887       2,368      1,519      3,417
                                           -----------  -----------  -----------  -----------  ---------  ---------  ---------
Income (loss) before extraordinary
  items..................................      44,236       42,006       13,644       83,099      37,601     13,021     (9,129)
Extraordinary loss.......................      --           --              (54)         (54)        (54)    (3,925)    (4,445)
                                           -----------  -----------  -----------  -----------  ---------  ---------  ---------
Net income (loss)........................   $  44,236    $  42,006    $  13,590    $  83,045   $  37,547  $   9,096  $ (13,574)
                                           -----------  -----------  -----------  -----------  ---------  ---------  ---------
                                           -----------  -----------  -----------  -----------  ---------  ---------  ---------
  Net income (loss) per share............   $    0.34    $    0.42    $    0.19    $    0.63   $    0.63  $    0.19  $   (0.94)
                                           -----------  -----------  -----------  -----------  ---------  ---------  ---------
                                           -----------  -----------  -----------  -----------  ---------  ---------  ---------
  Declared distributions to stockholders/
    unitholders per share/unit...........                $    0.60    $    0.60                $    1.04  $    1.20  $    1.16
                                           -----------  -----------  -----------  -----------  ---------  ---------  ---------
                                           -----------  -----------  -----------  -----------  ---------  ---------  ---------

BALANCE SHEET DATA:
Real estate investment before accumulated
  depreciation...........................   4,382,653    2,549,865      873,211                2,187,525    799,662    706,988
Total assets.............................   4,365,157    2,476,869      972,941                2,051,481    766,180    586,089
Long-term debt...........................   1,491,385      849,196      367,103                  706,178    400,142    369,600
Credit facility debt.....................     534,473       75,000       --                      187,000     --         --
    Total liabilities....................   2,164,632      987,970      445,198                  940,062    442,375    403,927
Minority interest........................     343,669       70,949      (17,510)                  15,420    (17,478)    (7,194)
Redeemable preferred stock...............      --           --          162,517                   --        162,743     --
Preferred stock..........................      50,000       50,000       50,000                   50,000     50,000     50,000
Common stockholders' equity..............   1,806,856    1,367,950      332,738                1,045,999    128,540    139,356

OTHER DATA:
Funds from operations ("FFO") available
  for diluted shares of Common Stock and
  Units outstanding (1)..................     104,686       74,024       27,566      197,604      69,100     35,487     21,424
Capital expenditures.....................                    8,958        5,065                   10,295      6,100        712
Preferred stock dividends (2)............       1,750        1,750        8,410        3,500      10,160      5,153      1,449
Common stock distributions...............                   55,483       18,653                   39,418     24,551     18,485
Cash flow provided by (used in):
  Operating activities...................                   80,979       26,978                   65,922     34,522     20,036
  Investing activities...................                 (232,106)     (72,224)                (462,837)   (57,259)  (135,527)
  Financing activities...................                  155,115      153,017                  306,842    129,800    110,725
Total rentable square footage of
  properties.............................      20,940       11,387        4,941       20,940      10,270      4,725      4,087
Weighted average number of basic shares
  of Common Stock outstanding............     126,490       96,653       27,237      125,760      43,572     20,411     15,910
Weighted average number of diluted shares
  of Common Stock outstanding for FFO....     130,787      100,918       42,729      129,930      54,192     25,821     15,910
Weighted average number of diluted shares
  of Common Stock and Units outstanding
  for FFO................................     152,599      102,458           NA      151,742          NA         NA         NA

------------------------

(1) Cornerstone calculates FFO based upon guidance from the National Association of Real Estate Investment Trusts ("NAREIT"). FFO is defined as net income, excluding gains or losses from debt restructuring and sales of property, plus real estate depreciation and amortization, and after adjustments for unconsolidated joint ventures. Cornerstone makes two adjustments to

    FFO which are not contemplated by NAREIT in its definition. The first adjustment is for the principal payments of the rent notes receivable from Hines which were put in place to compensate Cornerstone for its share of cash flow from the partnership which owned One Norwest Center during the period when Cornerstone owned 90% of the partnership but received 100% of the cash flow. The notes were kept in place at the time of the acquisition of Hines' 10% partnership interest to compensate Cornerstone for the future value of the cash flow which Cornerstone would have received had the partnership remained in place. These notes will be fully repaid as of December 31, 1998. The second adjustment is made for the differential between the real estate tax expense at Norwest Center and the accrual of the recovery of such taxes due to the one year time lag between the assessment of such taxes and actual payment. Cornerstone believes that, since the building is 100% leased, these funds will be collected under any circumstance as a pass-through to the tenants. Based on this fact, Cornerstone eliminates the timing effects of these tax increases in its calculation of FFO. The effect of the adjustment in 1996 and 1995 is substantial due to a 29.4% and 13.8% increase in real estate taxes, respectively.

    The table below sets forth the adjustments which were made to the historical net income (loss) of Cornerstone for the years ended December 31, 1997, 1996 and 1995 and the six months ended June 30, 1998 and 1997 and the pro forma net income for the year ended December 31, 1997 and the six months ended June 30, 1998, in the calculation of FFO.

                                              SIX MONTHS ENDED JUNE 30,                  YEAR ENDED DECEMBER 31,
                                        -------------------------------------  --------------------------------------------
                                                            HISTORICAL                                HISTORICAL
                                         PRO FORMA   ------------------------   PRO FORMA   -------------------------------
                                           1998         1998         1997         1997        1997       1996       1995
                                        -----------  -----------  -----------  -----------  ---------  ---------  ---------
                                                             (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
Net income (loss).....................   $  44,236    $  42,006    $  13,590    $  83,045   $  37,547  $   9,096  $ (13,574)
NAREIT Adjustments:
  Depreciation and amortization.......      49,761       26,859       13,808       98,559      30,978     24,317     22,572
  Net (gain) loss on swap
    transactions......................      --           --              (99)         (99)        (99)    (4,278)     7,672
  Loss on sale of real estate
    assets............................         212        2,197       --           --          --
  Extraordinary losses................      --           --               54           54          54      3,925      4,445
  Unconsolidated joint venture
    depreciation......................       2,174        2,174       --            3,506      --         --         --
  Minority interest adjustments.......      (1,689)      (1,008)        (737)      (3,428)     (1,551)    (2,011)    (1,617)
Other Adjustments:
  Amortization on rent notes..........         746          746          557        1,379       1,379      1,242      1,119
  Real estate tax adjustments.........      --           --           --           --          --          2,428        807
                                        -----------  -----------  -----------  -----------  ---------  ---------  ---------
  Funds from operations...............   $  95,440    $  72,974    $  27,173    $ 183,016   $  68,308  $  34,719  $  21,424
                                        -----------  -----------  -----------  -----------  ---------  ---------  ---------
                                        -----------  -----------  -----------  -----------  ---------  ---------  ---------
  Minority interest in operating
    partnership.......................       8,842          646       --           13,796      --         --         --
  Interest expense on convertible
    note..............................         404          404          393          792         792        769     --
                                        -----------  -----------  -----------  -----------  ---------  ---------  ---------
Funds from operations available for
  diluted shares of Common Stock and
  Units outstanding...................   $ 104,686    $  74,024    $  27,566    $ 197,604   $  69,100  $  35,488  $  21,424
                                        -----------  -----------  -----------  -----------  ---------  ---------  ---------
                                        -----------  -----------  -----------  -----------  ---------  ---------  ---------

    Although Cornerstone believes that this table is a full and fair presentation of Cornerstone's FFO, similarly captioned items may be defined differently by other REITs, in which case direct comparisons may not be possible.

    Industry analysts generally consider FFO to be an appropriate measure of performance of any equity REIT such as Cornerstone, and Cornerstone believes that FFO is helpful to investors as a measure of the performance of an equity REIT. FFO does not represent cash generated from operating activities in accordance with generally accepted accounting principles ("GAAP") and should not be considered a substitute for net income or cash flow from operating activities calculated in accordance with GAAP as a measure of performance or liquidity.

(2) Includes preferred stock dividends accrued but not declared. Pro forma amounts reflect the conversion of the 8% Preferred Stock.

                                  RISK FACTORS

    STOCKHOLDERS OF CORNERSTONE SHOULD CAREFULLY CONSIDER THE FOLLOWING MATERIAL RISKS IN DETERMINING WHETHER TO VOTE IN FAVOR OF THE PROPOSALS PRESENTED AT THE SPECIAL MEETING. THESE MATTERS SHOULD BE CONSIDERED IN CONJUNCTION WITH THE OTHER INFORMATION INCLUDED AND INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT.

DIFFICULTIES IN INTEGRATING OPERATIONS; CORNERSTONE MAY FAIL TO REALIZE
  SYNERGIES

    The Wilson Acquisition involves the integration of two portfolios of properties that have previously been operated independently. No assurance can be given that Cornerstone will be able to integrate the Wilson Projects into its operations without encountering difficulties or that the benefits expected from such integration will be realized. In addition, all of WW&A's employees will become full-time employees of Cornerstone following completion of the Wilson Acquisition. There can be no assurance that Cornerstone will be able to integrate WW&A personnel into its management structure successfully, or retain such personnel, or that any or all of the benefits of such integration will be realized on a timely basis or at all. There can be no assurance that Cornerstone will realize any operating synergies from the Wilson Acquisition. The failure to integrate the Wilson Projects and WW&A into Cornerstone and to realize operating synergies could result in higher operating expenses and could have a material adverse effect on Cornerstone's results of operations.

FIXED VALUE OF SHARES AND UNITS DESPITE POTENTIAL CHANGES IN CORNERSTONE STOCK
  PRICE

    Pursuant to the terms of the Contribution Agreement and the consideration elections made by the Wilson Investors, approximately 13,483,000 shares of Cornerstone Common Stock and approximately 17,666,000 Units will be issued to the Wilson Investors and WW&A shareholders in the Wilson Acquisition. For purposes of calculating the number of shares and Units to be delivered as part of the Consideration, shares and Units have been assigned a fixed value at the Effective Price of $17.25 per share or per Unit. On November 12, 1998, the last trading day preceding the mailing of this Proxy Statement to Cornerstone stockholders, the closing sales price for a share of Cornerstone Common Stock on the NYSE was $14.94. The Contribution Agreement does not contain any provisions for adjustment of the Effective Price to account for any variance from the actual market price of the Cornerstone Common Stock which may exist at the time of the closing of the Wilson Acquisition. As a result, Cornerstone and the Operating Partnership could issue shares of Cornerstone Common Stock and Units with a value on the closing date that is greater than the value assigned by Cornerstone to the Interests acquired in exchange for such shares and Units. The market price of Cornerstone Common Stock at the time of the completion of the Wilson Acquisition may vary from its price at the date of this Proxy Statement and at the date of the Special Meeting. Such variations may be the result of changes in the business, operations or prospects of Cornerstone, market assessments of the likelihood that the Wilson Acquisition will be consummated, the timing thereof and the prospects of the Wilson Acquisition and post-acquisition operations, general market and economic conditions and other factors. Because the completion of the Wilson Acquisition may occur at a date later than the Special Meeting, there can be no assurance that the price of Cornerstone Common Stock on the date of the Special Meeting will be indicative of its price at the time of the completion of the Wilson Acquisition. The Contribution Agreement provides that the Wilson Acquisition will be closed as soon as practicable following the Special Meeting and the satisfaction or waiver of the other conditions set forth in the Contribution Agreement. Stockholders of Cornerstone are urged to obtain current market quotations for the Cornerstone Common Stock.

RISKS INVOLVED IN PROPERTY OWNERSHIP THROUGH PARTNERSHIPS, LIMITED LIABILITY COMPANIES AND JOINT VENTURES

    Interests in certain of the Wilson Projects will be held by the Cornerstone Parties through partnerships or limited liability companies in which other persons or entities own an interest. Partnership investments may, under certain circumstances, involve risks not otherwise present in property ownership, including the possibility that the other partners or members might become bankrupt, that such partners or members might at any time have economic or other business interests or goals which are inconsistent with the business interests or goals of Cornerstone, and that such partners or members may be in a position to take action contrary to Cornerstone's instructions or requests or contrary to Cornerstone's policies or objectives, including Cornerstone's policy with respect to maintaining its qualification as a REIT.

RESALES OF CORNERSTONE COMMON STOCK MAY HAVE AN ADVERSE IMPACT ON MARKET PRICE

    Cornerstone will grant registration rights to Wilson Investors receiving shares of Cornerstone Common Stock or Units in the Wilson Acquisition. Such rights to register shares of Cornerstone Common Stock and sell them in the public market, together with registration rights granted to PGGM and other stockholders of Cornerstone and Unitholders of the Operating Partnership, could have a material adverse effect on both the market price for the Cornerstone Common Stock and Cornerstone's ability to raise additional equity capital in the future. See "The Wilson Aquisition--Resale of Cornerstone Common Stock; Registration Rights Agreement."

DEVELOPMENT RISKS; FAILURE OF DEVELOPMENT PROJECTS TO ACHIEVE EXPECTED RESULTS

    In addition to growing through acquisitions, Cornerstone intends, with the addition of WW&A personnel to its management team, to develop additional properties for its portfolio. Several of the Wilson Projects are at various stages of the development process. Development involves substantial risks, including the risk that development costs will exceed budgeted or contracted amounts, the risk of delays in completion of construction, the risk of failing to obtain all necessary zoning and construction permits, the risk that financing might not be available on favorable terms, the risk that developed properties will not achieve desired revenue or profitability levels once completed, the risk of competition for suitable development sites, the risk of incurring substantial costs in the event a development project must be abandoned prior to completion, the risk of changes in governmental rules, regulations and interpretations and in general economic and business conditions. There can be no assurance that the Wilson Projects currently under development or future development projects undertaken by Cornerstone will perform in accordance with Cornerstone's expectations, and the failure to so perform may have a material adverse effect on Cornerstone's results of operations.

CORNERSTONE'S PERFORMANCES AND VALUE ARE SUBJECT TO REAL ESTATE INVESTMENT RISKS

    ADVERSE ECONOMIC AND MARKET CONDITIONS

    Real property investments are subject to numerous risks. The yields available from an equity investment in real estate depend on the amount of income generated and costs incurred by the related properties. If the Wilson Projects and Cornerstone's existing properties do not generate sufficient income to meet costs, including debt service and capital expenditures, Cornerstone's results of operations and ability to make distributions to its stockholders and Unitholders of the Operating Partnership will be adversely affected. Revenues and values of the Wilson Projects and Cornerstone's existing properties may be adversely affected by a number of factors, including the national economic climate, local economic conditions, local real estate conditions (such as an oversupply of space caused by development activity or a reduction in demand for office space caused by an economic downturn), the attractiveness of the properties to tenants, competition from other available space, the ability of Cornerstone to provide adequate maintenance and insurance and to cover other operating costs, government regulations and changes in real estate, zoning or tax laws, interest rate levels, the availability of financing and potential liabilities under environmental and other laws. In addition, certain significant expenditures associated with each property (such as debt service, real estate taxes and maintenance costs) are generally not reduced when circumstances cause a reduction in rental income from the investment. Should such events occur, Cornerstone's results of operations and ability to make distributions to stockholders and Unitholders could be materially impaired.

    CORNERSTONE'S ASSETS ARE ILLIQUID INVESTMENTS

    Equity real estate investments, especially assets of relatively large size, are often illiquid. Such illiquidity will tend to limit the ability of Cornerstone to vary its portfolio promptly in response to changes in economic or other conditions. Further, Cornerstone has entered into several agreements pursuant to which Cornerstone has subjected a number of its properties to restrictions that may adversely impact Cornerstone's ability to sell or otherwise dispose of such properties. In the Contribution Agreement, Cornerstone has agreed until after December 31, 2009 not to sell certain Wilson Projects (and any properties received in exchange therefor) (the "Part I Properties") in transactions with adverse tax consequences to certain Wilson Investors, and with respect to certain other Wilson Projects (and any properties received in exchange therefor) (the "Part II Properties"), to defer such taxable sales until after December 31, 1999, and thereafter to limit such taxable sales so as to trigger recognition of no more than 10% of all of such properties' aggregate "built-in gain" each year, on a cumulative basis. The Part I Properties consist of seven Wilson Projects (consisting of 16 properties) known as Crossroads, Exposition Centre, 188 Embarcadero, Bixby Ranch, 2677 North Main, Peninsula Office Park and Bayhill 4-7. The Part II Properties consist of the remaining 45 Wilson Projects (consisting of 50 properties), excluding the two Approved Additional Projects (as defined herein) known as PeopleSoft Plaza and Seaport Plaza which are not subject to resale restrictions under the Contribution Agreement. The Part II Properties consist of the 45 Wilson Projects (consisting of 50 properties) known as The Pruneyard, Seaport Centre, 120 Montgomery, 10 Almaden, Embarcadero Place, One & Two ADP Plaza, One & Two Corporate Centre, One Bay Plaza, Apple Building, 700 North Brand, One Post, Centerside II, 110 Atrium Place, West Wilshire, Norris Tech Center, Janss Court, Bay Park Plaza I & II, Golden Bear Center, Belmont Shores, Searise Office Tower, Scottsdale Centre, Gateway I & II, Biltmore Lakes, 1300 South El Camino, Tri-Center Plaza, 429 Santa Monica, Island Corporate Center, Agoura Hills, First American Plaza, U.S. West, Park Plaza, Commerce Park, 1600 South Main, 2700 Ygnacio Valley Road, Foothill Corporate Center, Westlake Spectrum, Warner Park Center, Westlake Spectrum II, 490 California, 66 Bovet and Concar. These resale restrictions may be waived by (A) the representative of the Wilson Investors (the "Wilson Representative") for transactions involving Part II Properties that are entered into prior to January 1, 2000, and (B) a majority-in-interest (based on the amount of built-in gain, if any, that each affected Wilson Investor would recognize) of those Wilson Investors which would recognize built-in gain as a result of such sale for transactions involving Part II Properties entered into on and after January 1, 2000 and transactions involving Part I Properties at any time. The Operating Partnership is also subject to a number of similar sale and merger restrictions and debt maintenance obligations in connection with certain of its properties under the terms of amendments to the partnership agreement of the Operating Partnership entered into at the time of acquisition of such properties. In addition to the foregoing restrictions, Cornerstone has agreed with PGGM that, except in limited circumstances, so long as PGGM and its affiliates own in the aggregate 2.5% or more of the outstanding shares of Cornerstone Common Stock, unless PGGM's consent is obtained, none of the properties acquired in the Wilson Acquisition will be disposed of in a transaction occurring at any time prior to December 31, 2009, in which Cornerstone would recognize gain for federal income tax purposes that would not have been allocated to Cornerstone if the property had not had built-in gain. The foregoing restrictions may prevent Cornerstone from selling properties on favorable terms and thereby could have a material adverse effect on Cornerstone's financial position and results of operations.

    LEASE EXPIRATIONS; FAILURE TO RENEW OR RELET ON FAVORABLE TERMS

    Lease expirations present risks. Whenever a tenant decides not to renew its lease upon expiration, the landlord is exposed to the risk that it may not be able to relet the space. Even if a tenant does renew or the landlord can relet the space, the terms of renewal or reletting (including the cost of any required renovations) may be less favorable than the terms of the lease replaced thereby. As a result of the completion of the Wilson Acquisition, the number of Cornerstone leases will increase from approximately 670 to approximately 1,950, resulting in more frequent expirations for the combined company's portfolio. Over the next five years (through the end of 2003), assuming the successful completion of the Wilson Acquisition, leases will expire on a total of 55.0% of the "Full Service Straight-Line Rent" (the average of all actual rent required to be paid through the term of the leases relating to the properties calculated in accordance with GAAP, plus recoveries) to be received by the combined company. Any inability of Cornerstone to renew promptly expired leases or relet vacated space, or to obtain rental rates upon such renewals or relettings which are comparable to or better than the rates of the replaced lease, could adversely affect Cornerstone's results of operations and financial condition, with the result that Cornerstone's cash flow and ability to service debt and make distributions to its stockholders and Unitholders of the Operating Partnership could be adversely affected.

    CONCENTRATION OF ASSETS IN SAN FRANCISCO BAY AREA

    Upon completion of the Wilson Acquisition, 44 of the combined company's 89 properties will be located in the metropolitan San Francisco market, accounting for approximately 27.5% of the combined company's Full Service Straight-Line Rent on a pro forma consolidated basis. This concentration of assets will make the combined company particularly vulnerable to adverse changes in economic conditions in the San Francisco metropolitan area. A significant decline in these economic conditions could have a material adverse effect on the combined company.

    CONCENTRATION OF ASSETS IN EARTHQUAKE-PRONE AREAS

    After completion of the Wilson Acquisition, 63 of the properties owned by the combined company will be located in California, an area of particular earthquake risk. A major earthquake in California may cause damage or destruction to the portions of the combined company's portfolio located in the geographic area of such earthquake. Wilson has a $200,000,000 blanket earthquake insurance policy and two property-specific earthquake insurance policies. The blanket policy includes coverage for the properties which have been excluded from the Transaction. Approximately 85%, or $170,000,000, of the blanket policy relates to properties being acquired by Cornerstone. The annual premium from May 1, 1998 to May 1, 1999 for the blanket policy is $1,801,245, of which $1,523,568 relates to properties being acquired by Cornerstone. The One Post property is insured under its own policy. The coverage is $109,800,000 with an annual cost of $373,000 from December 1, 1997 to December 1, 1998. Cornerstone is acquiring Wilson's 50% interest in One Post. The Pruneyard office development and hotel addition are insured for up to $7,000,000 of earthquake-related damage at a cost of $84,744 from June 25, 1998 to June 25, 1999. The Pruneyard Inn is insured under a $4,472,000 policy purchased by its operator, Wyndham Hotels. Cornerstone has two properties in California (San Francisco and Santa Monica) which are covered by a $50,000,000 blanket policy for an annual cost of $270,000 from June 3, 1998 to June 8, 1999. There can be no assurance that commercially adequate earthquake insurance will be available on acceptable terms in the future, or if available, that such insurance will not be subject to significant deductibles or coverage limitations.

CONFLICTS OF INTERESTS DUE TO WILSON MANAGEMENT'S CONTINUED INTERESTS IN
  EXCLUDED ASSETS

    Certain assets owned by WW&A and its affiliates will be excluded from the Wilson Acquisition. Specified assets of WW&A which will be distributed to the WW&A shareholders before the Merger include cash on hand, receivables, artwork and office furniture, certain promissory notes, advances and other amounts receivable from WW&A shareholders and employees, the rights to a development project at First and Howard Streets in San Francisco, California, which Cornerstone elected not to include in the Wilson Acquisition at this time, rights to reimbursement for advances made to various Projects, and certain miscellaneous intangible assets having DE MINIMIS value. Members of WW&A's management own interests in various real estate ventures that Cornerstone elected not to include in the Wilson Acquisition. After the closing, such members will continue to hold interests in these ventures, and may continue to exercise their rights, if any, as general partners or managers of these ventures or provide asset management services to them. In addition, certain Wilson Projects may be withdrawn from the Wilson Acquisition pursuant to the provisions of the Contribution Agreement. Interests in such withdrawn Projects owned by the Funds will be distributed to the Fund investors before the closing of the Wilson Acquisition. Cornerstone may provide property management, leasing, development and construction management services to some of these properties after the closing on a third-party fee basis, and such arrangements could give rise to conflicts of interest for those members of Cornerstone's management who own interests in such properties. In addition, members of Cornerstone management owning interests in such excluded properties could be distracted from the performance of their duties to Cornerstone as a result of such interests. Such conflicts and distractions could have a material adverse effect on the ability of Cornerstone to integrate WW&A and the Wilson Projects into Cornerstone's existing business and on the results of operations of Cornerstone.

LOSS OF REVENUE DUE TO TERMINATION OF THIRD-PARTY CONTRACTS

    In addition to its management of the Wilson Projects, WW&A engages in fee-based management, leasing, construction and development services for unaffiliated third parties. Many of these services are provided under contracts that may be terminated by such third parties upon short or no notice. Upon completion of the Merger, there can be no assurance that such contracts will not be terminated, and the termination of such contracts or the failure of WW&A's third-party clients to renew such contracts could result in a significant loss of revenue for the combined company.

LIABILITY FROM THIRD-PARTY SERVICES

    Third-party services involve legal and business risks, including risks of liability arising out of the provision of such services or out of the conduct of personnel employed in connection with providing such service. Such risks include liability for injuries suffered by persons in facilities managed by WW&A, either during construction or as a result of ongoing maintenance and operation, workers' compensation claims, claims of discrimination or harassment, employment of illegal aliens, errors or omissions in construction and engineering, claims under occupational safety and health regulations and liability arising out of criminal or other wrongful activities by employees of WW&A. After completion of the Merger, there can be no assurance that Cornerstone will not become exposed to such liability or that such liability will not have a material adverse effect on the financial position or results of operations of Cornerstone.

COMPETITION FROM THIRD-PARTY SERVICE PROPERTIES

    Cornerstone may provide third-party services to non-Cornerstone properties that are located in the same markets as and compete with properties in Cornerstone's portfolio, including properties retained by members of WW&A management as discussed above under "--Conflicts of Interests Due to Wilson Management's Continued Interests in Excluded Assets." The providing of such services to competing properties may result in lost revenue for Cornerstone, as such properties compete for tenants with Cornerstone's properties.

POTENTIAL CONFLICT OF INTEREST OF CORNERSTONE'S FINANCIAL ADVISOR IN RENDERING
  FAIRNESS OPINION

    In considering whether to enter into the Contribution Agreement and effect the Wilson Acquisition, the Cornerstone Board relied on, among other factors, the written opinion of Morgan Stanley to the Cornerstone Board that, as of June 17, 1998 and subject to the considerations described in its letter, the Consideration to be paid to the Wilson Investors and the shareholders of WW&A pursuant to the Contribution Agreement is fair from a financial point of view to Cornerstone. As is customary in transactions such as the Wilson Acquisition, all but $100,000 of Morgan Stanley's financial advisory fee (estimated at approximately $5.6 million, based upon an assumed aggregate value of the Consideration to be paid to the Wilson Investors and shareholders of WW&A of $1.8 billion) is contingent upon the completion of the Wilson Acquisition, which may be viewed as a potential conflict of interest.

RISKS ASSOCIATED WITH MAINTAINING REIT STATUS; FAILURE TO MAINTAIN REIT STATUS
  WOULD CAUSE CORNERSTONE TO BE TAXED AS A CORPORATION

  ADVERSE CONSEQUENCES OF THE FAILURE TO MAINTAIN QUALIFICATION AS A REIT

    Cornerstone believes that it has operated so as to qualify as a REIT under the Code, commencing with its taxable year ended December 31, 1983. However, no assurance can be given that Cornerstone will be able to continue to operate in a manner enabling it to remain so qualified. Qualification as a REIT involves the application of highly technical and complex Code provisions that have only a limited number of judicial and administrative interpretations, and the determination of various factual matters and circumstances not entirely within Cornerstone's control may have an impact on its ability to maintain its qualification as a REIT. For example, in order to qualify as a REIT, at least 95% of Cornerstone's gross income in any year must be derived from qualifying sources, and Cornerstone must make distributions to stockholders aggregating annually at least 95% of its REIT taxable income (excluding net capital gains). In addition, no assurance can be given that new legislation, regulations, administrative interpretations or court decisions will not significantly change the tax laws with respect to Cornerstone's qualification as a REIT or the federal income tax consequences of such qualification. Except as noted below, Cornerstone is not aware of any proposal to amend the tax laws that would significantly and adversely affect Cornerstone's ability to continue to operate as a REIT.

    As a condition to maintaining status as a REIT, the Code and the Treasury Regulations promulgated thereunder contain a requirement (the "Five or Fewer Requirement") that, during the second half of each taxable year, not more than 50% in value of the REIT's outstanding stock be owned, directly or indirectly, by five or fewer individuals (defined in the Code to include certain specified entities). For this purpose, stock that is held by most entities, such as a corporation, partnership, limited liability company or pension plan, is treated as held proportionately by its shareholders, partners, members or beneficiaries, as the case may be, rather than by such entities. In addition, Cornerstone's Articles of Incorporation contain restrictions on share ownership that are designed to prevent violation of the Five or Fewer Requirement. Therefore, Cornerstone believes that it is unlikely that five or fewer "individuals" would be considered to own more than 50% of its outstanding shares.

    If Cornerstone fails to maintain its qualification as a REIT, or is found not to have qualified as a REIT for any prior year, it would be subject to federal income tax (including any alternative minimum tax) on its taxable income at regular corporate rates. Distributions to stockholders in any year in which Cornerstone fails to qualify would not be deductible nor would they be required to be made. In such event, to the extent of current and accumulated earnings and profits, all distributions to stockholders would be taxable as ordinary income and, subject to certain limitations of the Code, corporate distributees may be eligible for the dividends received deduction. In addition, unless entitled to relief under certain statutory provisions, Cornerstone would be disqualified from treatment as a REIT for the four taxable years following the year during which qualification is lost. The additional tax could significantly reduce the cash flow available for distribution by Cornerstone.

  EFFECT OF DISTRIBUTION REQUIREMENTS

    To maintain its status as a REIT, Cornerstone is required each year to distribute to its stockholders at least 95% of its REIT taxable income (excluding net capital gains). In addition, Cornerstone is subject to a nondeductible 4% excise tax on the amount, if any, by which certain distributions paid by it with respect to any calendar year are less than the sum of 85% of its ordinary income and 95% of its capital gain net income for the calendar year plus any amount of such income not distributed in prior years. Although Cornerstone anticipates that cash flow from operations will be sufficient to enable it to pay its operating expenses and meet the distribution requirements discussed above, there can be no assurance that this will be the case, and it may be necessary for Cornerstone to incur borrowings or otherwise obtain funds to satisfy the distribution requirements associated with maintaining its qualification as a REIT. In addition, differences in timing between the accrual of income and the deduction of expenses in arriving at the taxable income of Cornerstone could require Cornerstone to incur borrowings or otherwise obtain funds to meet the distribution requirements that are necessary to maintain its qualification as a REIT. There can be no assurance that Cornerstone will be able to borrow funds or otherwise obtain funds if and when necessary to satisfy such requirements.

  LEGISLATIVE CHANGES RELATING TO PROPOSED NON-VOTING STOCK SUBSIDIARY COULD JEOPARDIZE REIT STATUS

    To assist Cornerstone in complying with the REIT qualification requirements, certain third-party service activities and tenant build-out construction activities will be conducted by a taxable C corporation (the "Non-Voting Stock Sub") as to which the Operating Partnership will own 95% of the non-voting common stock and none of the voting common stock. The taxable income of such corporation will be subject to regular corporate-level income tax. In addition, under the REIT asset tests, the combined value of the debt and equity securities of the Non-Voting Stock Sub deemed to be owned by Cornerstone cannot exceed 5% of the total gross assets of Cornerstone at the end of any calendar quarter, and Cornerstone cannot be deemed to own more than 10% of the voting securities of such corporation. Cornerstone believes that it will be able to satisfy those tests, although no appraisals will be obtained for purposes of the 5% asset test.

    The Clinton Administration's 1998-99 budget proposal included a proposal to amend the REIT asset tests by prohibiting a REIT from owning more than 10% of the vote or value of the outstanding stock of any corporation other than a qualified REIT subsidiary. As proposed, the measure would have taken effect on the date of first congressional committee action. The stock of existing non-qualified REIT subsidiaries would have been grandfathered, and therefore subject only to the 5% asset test and 10% voting securities test of current law, except that such grandfathering would have terminated if the subsidiary engaged in a new trade or business or acquired substantial new assets. The proposal was never formally introduced into Congress as legislation and has not been enacted to date. However, no assurance can be given that such a proposal, or one similar to it, might not be enacted in the future. Such legislation, if enacted, would cause the Non-Voting Stock Sub to become subject to the new 10%-vote-and-value limitation if it was organized after the specified effective date or if it commenced new trade or business activities or acquired substantial new assets after the specified effective date. Cornerstone could not satisfy the new test because it would be considered to own more than 10% of the value of the stock of the Non-Voting Stock Sub. Accordingly, the proposal, if enacted, would materially impede the ability of the Non-Voting Stock Sub to engage in new business activities or acquire substantial new assets without jeopardizing Cornerstone's REIT status.

RISKS OF SIGNIFICANT EXPENSE AND BUSINESS DISRUPTION DUE TO YEAR 2000 COMPUTER
  PROBLEMS

  GENERAL

    The Year 2000 issue is the result of computer programs being written using two digits rather than four to define a specific year. Absent corrective actions, a computer program that has date sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, prepare financial statements, send tenant invoices or engage in similar normal business activities.

  READINESS

    Cornerstone's corporate business and technical information systems have been assessed as to Year 2000 compliance and functionality. Presently these systems are nearly complete with respect to required software or hardware changes. Cornerstone anticipates that internal business and technical information Year 2000 compliance issues will be substantially remediated by the end of the second quarter of 1999.

    Cornerstone has completed the identification and review of computer hardware and software suppliers and is in the process of verifying the Year 2000 preparedness of third party property managers, suppliers, tenants, vendors and/or service providers that the Company has identified as critical.

  COST

    The total historical and anticipated remaining costs for the Year 2000 remediation are estimated to be immaterial to Cornerstone's financial condition. The costs to date have been expensed as incurred and consist of immaterial internal staff costs and other expenses such as telephone and mailing costs. In addition, where the appropriate course of action includes replacement or upgrade of certain systems or equipment, Cornerstone's review at this time indicates a minor cost to Cornerstone. The "non-information technology building systems" that have thus far been identified as non-compliant are at or approaching the end of their useful lives and have been or will be replaced or upgraded in 1999 as a part of the normal operations and maintenance at Cornerstone's properties.

    Cornerstone does not anticipate delays in finalizing Year 2000 remediation within remaining time schedules. However, third parties having a material relationship with Cornerstone (e.g., property managers, utilities, financial institutions, governmental agencies, municipalities and major tenants) may be a potential risk based on their individual Year 2000 preparedness which may not be within Cornerstone's reasonable control. Cornerstone is in the process of identifying, reviewing and logging the Year 2000 preparedness of critical third parties.

    Anticipated completion of this review is December 31, 1998. Pending the results of that review, Cornerstone will determine what course of action and contingencies will need to be made. There can be no assurance that the external Year 2000 issues will be resolved in 1999. If not resolved, such issues could have a material adverse impact on Cornerstone's business, operating results and financial condition.

  YEAR 2000 COMPLIANCE DETAIL

    The Company's program addresses the Year 2000 issue with respect to the following: (i) Cornerstone's information technology and operating systems, including its accounting and financial reporting systems; (ii) Cornerstone's "non-information technology building systems," including building access, energy management, elevator systems, equipment and other infrastructure systems that may contain or use computer systems or embedded micro-controller technology; and
(iii) certain systems of Cornerstone's third party property managers, major suppliers and material service providers (insofar as such systems relate to Cornerstone's business activities such as billing, financial reporting, payroll, health services, stock transfer services and alarm systems). As described below, Cornerstone's Year 2000 program involves (a) an assessment of the Year 2000 problems that may affect Cornerstone, (b) the development of remedies to address the problems discovered in the assessment phase, (c) the testing of such remedies and (d) the preparation of contingency plans to deal with worst case scenarios.

    ASSESSMENT PHASE. As part of the internal assessment phase, the Company has attempted to substantially identify all the major components of the systems described above. In determining the extent to which such systems are vulnerable to the Year 2000 issue, Cornerstone is evaluating either directly or through its third party managers purchased software applications and property operational control systems, e.g., heating ventilation and air conditioning (HVAC), lighting timers, alarms, fire, sewage and access. In addition, in the second quarter of 1998, Cornerstone's third party managers began sending letters to the major suppliers and service providers of the Company's buildings, requesting them to provide assurance of existing or anticipated Year 2000 compliance by their systems insofar as the systems relate to their activities with Cornerstone. Cornerstone is requesting that all responses to the inquiries be returned to it no later than December 21, 1998.

    REMEDIATION AND TESTING PHASE. Based upon the assessment and remediation efforts to date, Cornerstone has completed, tested and put on line the Year 2000 compliance modification in all the software for all corporate applications including accounting and financial reporting. All of Cornerstone's personal computers and associated applications and networking infrastructure are Year 2000 compliant.

    Cornerstone purchases primarily "off-the-shelf" versions of the software used for spreadsheet analysis, database applications, word processing systems and accounting, all of which are Year 2000 compliant. Cornerstone's corporate office phone, communication and data processing networks are Year 2000 compliant.

    Seven third-party property managers manage Cornerstone's portfolio of 21 office properties. Cornerstone is working closely with these managers to assess the Year 2000 impact on the operations of the buildings. For the most part, the systems reviewed by Cornerstone have been found to be Year 2000 compliant. The reviewed systems include but are not limited to HVAC equipment, building management systems, elevators, security and life safety systems. Those systems that have been found not to be compliant are nearing the end of their useful lives and are being replaced or upgraded in the normal course of business.

    CONTINGENCY PLANS. Cornerstone intends to develop contingency plans to handle its most reasonably likely worst case Year 2000 scenarios. These have not yet been identified fully. Cornerstone intends to complete its determination of worst case scenarios after it has received and analyzed responses to substantially all of the inquiries it has made of third parties. Following its analysis, Cornerstone intends to develop a timetable for completing its contingency plans.

    COSTS RELATED TO THE YEAR 2000 ISSUE. To date, Cornerstone has incurred no material costs. Labor, mailing and phone costs attributed to the Year 2000 program are minimal. Cornerstone currently estimates that to have all systems compliant will incur some additional costs which are not quantifiable but believed to be not material to Cornerstone's business. The "non-information technology building systems" that have thus far been identified as non-compliant and at or approaching the end of their useful lives will be replaced or upgraded as a part of the normal operations and maintenance at Cornerstone's properties.

    RISKS RELATED TO THE YEAR 2000 ISSUE. Although Cornerstone's Year 2000 efforts are intended to minimize the adverse effects of the Year 2000 issue on the Company's business and operations, the actual effects of the issue and the success or failure of Cornerstone's efforts described above cannot be known until the year 2000. Failure by Cornerstone's third party managers, major suppliers and other service providers to address adequately their respective Year 2000 issues in a timely manner (insofar as such issues relate to Cornerstone's business) could have a material adverse effect on Cornerstone's business, results of operations and financial condition.

SIGNIFICANT CONTROL BY PGGM AND WILSON MANAGEMENT OVER CORPORATE GOVERNANCE
  MATTERS COULD BE DETRIMENTAL TO OTHER STOCKHOLDERS

    Members of WW&A senior management (consisting of shareholders of WW&A), all of whom will become executive officers of Cornerstone upon completion of the Wilson Acquisition, together with PGGM will beneficially own approximately 34.3% of the outstanding shares of Cornerstone Common Stock (assuming the redemption of all outstanding Units for shares of Cornerstone Common Stock) and therefore could be expected to exercise significant control over the management of Cornerstone after the Transaction. If they act in concert, these stockholders will be able to effectively control the outcome of matters submitted to a vote of stockholders. In addition, the Amended and Restated Bylaws of Cornerstone to be adopted pursuant to the Wilson Acquisition and the PGGM Investment will provide for William Wilson III the right to designate himself and two other individuals for nomination for election as directors. See "The Wilson Acquisition--Terms of the Contribution Agreement--Cornerstone Board." As a result, Mr. Wilson and PGGM, if they act in concert, can be expected to exercise significant influence over the proceedings of the Cornerstone Board. The percentage ownership of Cornerstone Common Stock by Mr. Wilson and other members of WW&A senior management and PGGM and the governance rights of Mr. Wilson and PGGM included in the Amended and Restated Bylaws could allow WW&A senior management and PGGM to effectively control Cornerstone if they act in concert. In exercising this control, WW&A senior management and PGGM may have interests that differ from those of other Cornerstone stockholders with respect to the desirability of making acquisitions or dispositions of particular properties, pursuing development opportunities, determining compensation policy for management, setting the appropriate amount of leverage for Cornerstone or other matters. These stockholders may cause Cornerstone to effect transactions or enact corporate policies which, while beneficial to PGGM and the Wilson Investors, are less beneficial than alternatives or otherwise detrimental to Cornerstone's existing stockholders.

                              THE SPECIAL MEETING

    This Proxy Statement is furnished in connection with the solicitation of proxies from holders of Cornerstone Common Stock by the Cornerstone Board for use at the Special Meeting. This Proxy Statement and accompanying form of proxy are first being mailed to the stockholders of Cornerstone on or about November 13, 1998.

DATE, TIME, PLACE AND PURPOSE

    The Special Meeting will be held at the offices of King & Spalding, 34th Floor, 1185 Avenue of the Americas, New York, NY, at 10:00 A.M. on December 14, 1998. At the Special Meeting, stockholders of Cornerstone will be asked to consider and vote upon: (i) the Wilson Issuance; (ii) the PGGM Investment; (iii) the Amendment; and (iv) such other matters as may properly come before the Special Meeting. Stockholders of Cornerstone are being asked to vote upon the Wilson Issuance and the PGGM Investment pursuant to the rules of the NYSE, on which shares of Cornerstone Common Stock are listed. The NYSE requires stockholder approval of the Wilson Issuance because the number of shares of Cornerstone Common Stock and Units to be issued in the Wilson Acquisition is expected to exceed 20% of the shares of Cornerstone Common Stock outstanding immediately prior to the completion of such transactions. The NYSE requires stockholder approval of the PGGM Investment because the sale of shares of Cornerstone Common Stock to PGGM is a sale to a significant stockholder of Cornerstone for purposes of the rules of the NYSE.

    THE CORNERSTONE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE WILSON ISSUANCE, THE PGGM INVESTMENT AND THE AMENDMENT.

RECORD DATE; SHARES ENTITLED TO VOTE; QUORUM

    The Cornerstone Board has fixed the close of business on November 9, 1998 as the Record Date for the Special Meeting. Only holders of record of shares of Cornerstone Common Stock on the Record Date are entitled to notice of and to vote at the Special Meeting. On the Record Date, there were 101,636,864 shares of Cornerstone Common Stock outstanding and entitled to vote at the Special Meeting, held by approximately 110 stockholders of record. Each holder of record of Common Stock on the Record Date is entitled to cast one vote per share. The presence, in person or by proxy, of holders of 20% of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Special Meeting.

VOTE REQUIRED; SHARE OWNERSHIP OF MANAGEMENT AND CERTAIN STOCKHOLDERS

    The affirmative vote of a majority of the votes cast at the Special Meeting is required to approve each of the Wilson Issuance, the PGGM Investment and the Amendment; PROVIDED that, in the case of the Wilson Issuance and the PGGM Investment, the total vote cast at the Special Meeting (either for or against) represents more than 50% of the outstanding shares of Cornerstone Common Stock on the Record Date. As of the Record Date, all executive officers and directors of Cornerstone owned beneficially in the aggregate approximately 1.6% of the outstanding shares of Cornerstone Common Stock. In addition, Cornerstone and WW&A have entered into voting agreements with each of PGGM, NYSTRS and Rodamco, under which such stockholders have agreed to vote in favor of the Wilson Issuance and the PGGM Investment at the Special Meeting. These stockholders beneficially owned an aggregate of 44.9% of the outstanding shares of Cornerstone Common Stock as of the Record Date.

    Under Nevada law, stockholders are not entitled to appraisal rights or preemptive rights in connection with any of the proposals to approve the Wilson Issuance, the PGGM Investment or the Amendment.

VOTING OF PROXIES

    All shares represented by properly executed proxies received prior to the Special Meeting will, unless such proxies have been previously revoked, be voted in accordance with the instructions indicated on such proxies. Proxies which do not contain voting instructions will be voted "FOR" approval of the proposals to approve the Wilson Issuance, the PGGM Investment and the Amendment and, in the discretion of the proxy holder, as to any other matter which may properly come before the Special Meeting. Any shares of Cornerstone Common Stock for which properly executed proxies are not returned will not be counted as having voted at the Special Meeting. Stockholders of Cornerstone may also be asked to vote upon a proposal to adjourn or postpone the Special Meeting, which adjournment or postponement could be used for the purpose, among others, of allowing additional time for the soliciting of additional votes to approve the Wilson Issuance, the PGGM Investment and the Amendment.

    The Cornerstone Board is unaware of any matters to be presented for action at the Special Meeting other than the proposals to approve the Wilson Issuance, the PGGM Investment and the Amendment, but if other matters do come properly before the Special Meeting it is intended that shares represented by proxies in the accompanying form will be voted by the persons named in the proxy in accordance with their best judgment.

    ABSTENTIONS AND BROKER NON-VOTES WILL BE INCLUDED IN THE CALCULATION OF THE NUMBER OF SHARES REPRESENTED AT THE SPECIAL MEETING FOR PURPOSES OF DETERMINING WHETHER A QUORUM HAS BEEN ACHIEVED AND WHETHER THE TOTAL VOTE CAST REPRESENTS OVER 50% OF THE OUTSTANDING SHARES OF CORNERSTONE COMMON STOCK ON THE RECORD DATE. AN ABSTENTION WILL BE RECORDED IF A STOCKHOLDER RETURNS A PROXY CARD WITH INSTRUCTIONS TO ABSTAIN FROM VOTING ON THE PROPOSALS PUT BEFORE THE SPECIAL MEETING OR IF A STOCKHOLDER ATTENDS THE SPECIAL MEETING IN PERSON AND DOES NOT VOTE ON THE PROPOSALS PUT BEFORE THE SPECIAL MEETING. A BROKER NON-VOTE WILL BE RECORDED IF A STOCKHOLDER WHO HOLDS HIS SHARES THROUGH A BROKER IN "STREET NAME" DOES NOT RETURN A PROXY CARD. IN THAT CASE, WITHOUT INSTRUCTIONS FROM THE STOCKHOLDER, THE BROKER WILL NOT VOTE SUCH SHARES ON THE PROPOSALS BEFORE THE SPECIAL MEETING, BUT THE BROKER WILL RETURN A "PARTIAL PROXY," WHICH VOTES SHARES HELD BY SUCH BROKER'S OTHER CUSTOMERS WHO DO RETURN PROXY CARDS. THE SHARES NOT VOTED BY SUCH BROKER IN THAT SITUATION ARE REFERRED TO AS "BROKER NON-VOTES," AND THEY ARE COUNTED AS PRESENT FOR PURPOSES OF DETERMINING WHETHER A QUORUM IS PRESENT, BUT THEY ARE NOT COUNTED AS HAVING VOTED ON THE PROPOSALS BEFORE THE SPECIAL MEETING. ACCORDINGLY, SHARES OWNED BY A STOCKHOLDER WHO IS A RECORD HOLDER AND WHO FAILS TO RETURN A PROXY CARD WILL NOT BE COUNTED AS PRESENT FOR PURPOSES OF A QUORUM AND WILL NOT BE COUNTED AS VOTING ON THE PROPOSALS AT THE SPECIAL MEETING. ON THE OTHER HAND, SHARES OWNED BY A STOCKHOLDER WHO HOLDS SUCH SHARES IN "STREET NAME" AND WHO FAILS TO RETURN A PROXY CARD WILL BE COUNTED AS PRESENT FOR PURPOSES OF A QUORUM, BUT WILL NOT BE COUNTED AS VOTING ON THE PROPOSALS AT THE SPECIAL MEETING. GIVEN THE LARGE PERCENTAGE OF OUTSTANDING SHARES OF CORNERSTONE COMMON STOCK HELD IN "STREET NAME" BY BROKERS, IT IS HIGHLY PROBABLE THAT A QUORUM WILL BE ACHIEVED. ABSTENTIONS AND BROKER NON-VOTES WILL NOT BE COUNTED AS HAVING VOTED "FOR" THE PROPOSALS IN DETERMINING WHETHER A PROPOSAL HAS BEEN APPROVED.

REVOCABILITY OF PROXIES

    The grant of a proxy on the enclosed form of proxy does not preclude a stockholder from voting in person. A Cornerstone stockholder may revoke a proxy at any time prior to its exercise at the Special Meeting by delivering to the Secretary of Cornerstone a duly executed proxy or revocation of proxy bearing a later date or by attending and voting in person at the Special Meeting. Attendance at the Special Meeting will not of itself constitute revocation of a proxy.

SOLICITATION OF PROXIES

    Cornerstone will bear the cost of the solicitation of proxies from its stockholders, including the cost of printing this Proxy Statement and the applicable fees associated with the filing of this Proxy Statement with the Commission. In addition to solicitation by mail, the directors, officers and employees of Cornerstone may solicit proxies from stockholders by telephone or telegram or in person. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of Cornerstone Common Stock, and Cornerstone will reimburse such custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in connection therewith.

                       PROPOSAL ONE: THE WILSON ISSUANCE

    Pursuant to the Contribution Agreement, upon completion of the Wilson Acquisition, Cornerstone will be obligated to issue an aggregate of approximately 10,347,000 shares of Cornerstone Common Stock, 17,666,000 Units in the Operating Partnership and $523,003,000 in cash to the Wilson Investors and an aggregate of approximately 3,136,000 shares of Cornerstone Common Stock to the current shareholders of WW&A. Stockholder approval of the PGGM Investment is a condition to the obligation of the Wilson Parties to complete the Wilson Acquisition. Therefore, if the PGGM Investment is not approved by the stockholders, then the Wilson Parties may elect not complete the Transaction.

    Stockholders of Cornerstone are being asked to vote upon the Wilson Issuance pursuant to the rules of the NYSE. The NYSE requires stockholder approval of the Wilson Issuance because the number of shares of Cornerstone Common Stock and Units to be issued in the Wilson Acquisition is expected to exceed 20% of the shares of Cornerstone Common Stock outstanding immediately prior to the completion of such transaction.

    THE CORNERSTONE BOARD BELIEVES THAT THE WILSON ACQUISITION IS FAIR TO, AND IN THE BEST INTERESTS OF, CORNERSTONE AND THE STOCKHOLDERS OF CORNERSTONE. THE CORNERSTONE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS OF CORNERSTONE VOTE FOR APPROVAL OF THE WILSON ISSUANCE.

    The Cornerstone Board considered a number of prospective benefits to Cornerstone expected to result from the Wilson Acquisition in recommending that stockholders vote in favor of the Wilson Issuance. These benefits are described under "The Wilson Acquisition--Reasons for the Wilson Acquisition." The Wilson Acquisition also involves potential risks that these benefits will not be realized or that the Wilson Acquisition will have adverse consequences for Cornerstone. Material risks are disclosed herein under "Risk Factors." Stockholders are urged to consider both the potential benefit and the potential disadvantages of the Wilson Acquisition in considering whether to vote in favor of the proposal to approve the Wilson Issuance.

                       PROPOSAL TWO: THE PGGM INVESTMENT

    In order to fund part of the cash portion of the Consideration, Cornerstone proposes to issue and sell 11,594,203 shares of Cornerstone Common Stock to PGGM at $17.25 per share for an aggregate purchase price of approximately $200,000,000. The Wilson Acquisition and the PGGM Investment will be consummated simultaneously, and the PGGM Investment is conditioned upon stockholder approval of the Wilson Issuance. If the Wilson Issuance is not approved by the stockholders, then Cornerstone will not complete the PGGM Investment.

    The stock purchase agreement between PGGM and Cornerstone relating to the PGGM Investment also provides that, in the event that the $17.25 value per share and per Unit in the Wilson Acquisition is reduced, the per share purchase price of the PGGM Investment will be reduced by an equal amount, and the number of shares shall equal $200,000,000 divided by such reduced purchase price. PGGM will not be obligated to hold the shares of Cornerstone Common Stock issued to it in the PGGM Investment for any length of time. In connection with the DIHC Acquisition, PGGM and DIHC agreed that until the earlier to occur of October 31, 2000 or the date as of which PGGM and DIHC and their respective affiliates are the owners of less than 25% of the issued and outstanding shares of Cornerstone Common Stock, PGGM and DIHC will not transfer or sell any shares of Cornerstone Common Stock to any person if as a result of such sale, such person and affiliates of such person would own collectively more than 10% of the Cornerstone Common Stock then outstanding. This limitation will not apply in the case of any sale to (A) a mutual fund company, pension fund, insurance company, investment company, any state, city or county, or any agency or instrumentality of any state, city or county, or any state university or state college, and any retirement system for the benefit of employees thereof, any religious or educational organization or other passive institutional investor or (B) any "Non-U.S. Person" (as defined below) that is not controlled by "U.S. Persons" (as defined below).

    As used herein, "Non-U.S. Person" means (i) a nonresident alien individual (as defined in the Code), (ii) a foreign corporation, foreign partnership, foreign trust, foreign estate, foreign government, and any other organization or entity which is not organized under the laws of the United States or a State, and (iii) any other person or entity treated as a "foreign person" under regulations promulgated under the Code. "U.S. Person" means any person other than a Non-U.S. Person.

    The obligations of PGGM to effect the PGGM Investment are conditioned upon the adoption of the Restated and Amended Bylaws of Cornerstone, a copy of which is attached as Exhibit C to the Registration Rights Agreement included as Annex B of this Proxy Statement. Upon adoption, the Restated and Amended Bylaws of Cornerstone will confer certain rights on PGGM. The following is a summary description of such rights (as they relate to PGGM) and is qualified in its entirety by the full text of the proposed Amended and Restated Bylaws of Cornerstone, a copy of which is attached as an exhibit to the Registration Rights Agreement. See "The Wilson Acquisition--Terms of The Contribution Agreement-- Cornerstone Board."

        BOARD SEATS. So long as PGGM and its affiliates own at least 5% of the outstanding shares of Cornerstone Common Stock, the Cornerstone Board will nominate for election as directors two individuals designated by PGGM. Until the expiration of the "PGGM Period" (as defined below), the number of directors constituting the full Cornerstone Board may not be increased without the approval of a majority of the entire board and the unanimous approval of the Board Affairs Committee.

        DIRECTOR NOMINATIONS. All nominees for election as directors of Cornerstone (other than PGGM Directors who are affiliated with PGGM, Mr. Wilson and the incumbent members of the Cornerstone Board, including directors designated by NYSTRS, Rodamco and Deutsche Bank AG) must be approved by a majority of the entire Cornerstone Board and the unanimous vote of the Board Affairs Committee. During the period ending upon the earlier of: (i) the date on which PGGM and its affiliates own less than 25% of the outstanding Cornerstone Common Stock; or (ii) October 31, 2002

    (the "PGGM Period"), no nominee for election as a director, other than the PGGM Directors, may be affiliated with PGGM.

        COMMITTEES. The duties and responsibilities of the Board Affairs Committee (which include approving all nominees for the Cornerstone Board) shall not be changed by the Cornerstone Board without the approval of a majority of the entire Cornerstone Board and the unanimous approval of the Board Affairs Committee during the PGGM Period. In addition, during the PGGM Period, each committee other than the Audit and Compensation Committees will include at least one PGGM Director, and at least half of the members of the Investment Committee must be independent. The Amended and Restated Bylaws will also restrict the ability of the Cornerstone Board to amend the foregoing provisions under certain circumstances without the unanimous approval of the Board Affairs Committee. See "The Wilson Acquisition--Terms of the Contribution Agreement--Cornerstone Board."

    Stockholders of Cornerstone are being asked to vote upon the PGGM Investment pursuant to the rules of the NYSE. The NYSE requires stockholder approval of the PGGM Investment because the sale of shares of Cornerstone Common Stock to PGGM is a sale to a significant stockholder of Cornerstone for purposes of the rules of the NYSE. In addition, completion of the PGGM Investment is a condition to the obligations of the Wilson Parties to effect the Wilson Acquisition.

    THE CORNERSTONE BOARD BELIEVES THAT THE PGGM INVESTMENT IS FAIR TO, AND IN THE BEST INTERESTS OF, CORNERSTONE AND THE STOCKHOLDERS OF CORNERSTONE. THE CORNERSTONE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS OF CORNERSTONE VOTE FOR APPROVAL OF THE PGGM INVESTMENT.

    The Cornerstone Board believes that the PGGM Investment provides an attractive opportunity to fund a substantial portion of the cash consideration to be paid in the Wilson Acquisition. The purchase price of $17.25 per share in the Wilson Acquisition is higher than the recent trading prices of Cornerstone Common Stock. On November 12, 1998, the last trading day prior to the mailing of this Proxy Statement, the closing sale price of Cornerstone Common Stock on the NYSE was $14.94. Stockholders are urged to obtain current trading prices for Cornerstone Common Stock. The issuance of additional shares of Cornerstone Common Stock to PGGM will also serve to increase the percentage of outstanding shares of Cornerstone Common Stock held by PGGM from 33.6% to 36.1%, which will enhance the influence that PGGM exercises over matters submitted to a vote of Cornerstone stockholders. The additional shares of Cornerstone Common Stock issued to PGGM in the PGGM Investment, together with its rights under the Amended and Restated Bylaws of Cornerstone, will permit PGGM to continue to exercise a significant degree of influence over the management and affairs of Cornerstone. Stockholders should be aware that, in exercising such influence, PGGM may have interests that differ from those of other stockholders. Stockholders should consider both this favorable pricing and enhanced control by PGGM in considering whether to vote in favor of the proposal to approve the PGGM Investment.

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
                             THE WILSON ACQUISITION

GENERAL

    Cornerstone is furnishing this document to Cornerstone stockholders in connection with the proposals to be voted upon at the Special Meeting to approve the Wilson Issuance, the PGGM Investment and the Amendment. Cornerstone and WW&A entered into the Contribution Agreement to combine substantially all of the real estate properties and businesses of WW&A and its affiliates with those of Cornerstone and the Operating Partnership. Upon completion of the Wilson Acquisition, all of the employees of WW&A will become full-time employees of the Operating Partnership or its subsidiaries, and the businesses currently operated by WW&A will be operated by the Operating Partnership or one of its subsidiaries. The current WW&A businesses which will be operated by the Operating Partnership will be operated as a division within the Operating Partnership's existing organizational structure under the name "Wilson Cornerstone Properties."

    The discussion in this document of the Wilson Acquisition and the principal terms of the Contribution Agreement and the Registration Rights Agreement is subject to, and qualified in its entirety by, reference to the Contribution Agreement and the Registration Rights Agreement, copies of which are attached to this Proxy Statement as Annex A and Annex B, respectively, and are incorporated herein by reference.

WW&A AND THE WILSON PROJECTS

    WW&A was founded by William Wilson III in 1978. Mr. Wilson is one of California's leading office property developers, with 35 years of experience developing and managing office properties for major corporate tenants. WW&A is a fully integrated real estate company engaged in the business of acquiring, investing in, financing, developing, leasing and managing urban and suburban office and other projects in the Western United States, with a primary focus in the San Francisco Bay area. WW&A also provides development, construction management, property management and leasing and tenant improvement services to unaffiliated third parties.

    The Wilson Projects are owned through four WW&A sponsored Funds, through WW&A affiliates and through three Joint Ventures. The Wilson Projects to be acquired by Cornerstone as part of the Wilson Acquisition consist of 68 properties comprising 52 of the 58 office projects currently owned by WW&A affiliates, totaling approximately 9,600,000 rentable square feet. The Wilson Projects fall into the following four categories:

        (i) "Fund Projects," which are Wilson Projects held by Project Entities whose ownership is comprised entirely of the Funds, WW&A affiliates (acting as the general partners or managers) and, in some cases, certain executive officers of WW&A and/or certain Fund limited partners as co-investors;

        (ii) "Other Projects," which are Wilson Projects held by Project Entities whose ownership includes, in addition to Funds (and Fund affiliates), certain outside owners ("Unaffiliated Investors") who are not Funds, limited partners of Funds, WW&A affiliates or executive officers of WW&A;

       (iii) "Joint Venture Projects," which are Wilson Projects held by the Joint Ventures, whose ownership includes WW&A affiliates and Unaffiliated Investors, but which do not have a Fund as a partner or member; and

        (iv) "Approved Additional Projects," which are Wilson Projects acquired and held by WW&A affiliates.

    Of the 68 properties comprising the Wilson Projects, 32 properties are located on the San Francisco Peninsula, which the management of Cornerstone believes is one of the most attractive office markets in the United States, with significant barriers to entry. As of September 30, 1998, the Wilson Projects were approximately 95% leased under approximately 1,280 leases. The Wilson Projects are leased to a diverse mix of high-quality tenants. Through December 31, 2002, office leases for approximately 4,815,000 square feet of space in the Wilson Projects, or approximately 51% of the total Wilson Projects, will expire. These

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
expiring leases have a weighted average effective rent of $23.37 per square foot, compared to estimated asking market rents averaging $32.22.

CONSIDERATION FOR THE WILSON ACQUISITION

    The Contribution Agreement provides that the Wilson Investors will contribute their Interests in the Joint Ventures, the Funds and other intermediate tier entities and the Project Entities to Cornerstone or the Operating Partnership in exchange for consideration consisting of approximately 10,347,000 shares of Cornerstone Common Stock, 17,666,000 Units and $523,003,000 in cash with an aggregate value of approximately $1,006,231,000, based upon the Effective Price of $17.25 per share or per Unit. The Effective Price is fixed and will not increase or decrease as a result of fluctuations in the trading price of Cornerstone Common Stock. The Wilson Investors have irrevocably elected to allocate the Consideration payable in exchange for their Interests among shares of Cornerstone Common Stock, Units and cash. Also under the terms of the Contribution Agreement, WW&A will be merged with and into Cornerstone, with Cornerstone as the surviving corporation. In the Merger, the outstanding shares of WW&A common stock will be converted into an aggregate of approximately 3,136,000 shares of Cornerstone Common Stock with an aggregate value of approximately $54,100,000 based upon the Effective Price of $17.25 per share.

    Based on the number of shares of Cornerstone Common Stock and Units outstanding on November 9, 1998, approximately 10.7% of the shares of Cornerstone Common Stock and 11.9% of the Units expected to be outstanding after the Transaction would be issued to WW&A and its affiliates and investors in the Wilson Acquisition. Assuming the redemption of all Units into shares of Cornerstone Common Stock, approximately 21.0% of the outstanding shares of Cornerstone Common Stock after completion of the Transaction would have been issued in connection with the Wilson Acquisition, either directly or upon redemption of Units issued in the Wilson Acquisition.

    In order to fund a portion of the cash portion of the Consideration, Cornerstone will issue and sell 11,594,203 shares of Cornerstone Common Stock to PGGM at a purchase price equal to the Effective Price of $17.25 per share, for an aggregate purchase price of approximately $200,000,000. The PGGM Investment and the Wilson Acquisition will be completed simultaneously and are conditioned upon one another. Cornerstone expects to finance the remaining cash portion of the Consideration, an estimated $20 million of closing costs and an estimated $200 million for repayment of debt with approximately $10 million of available cash and $520 million available under its credit facility.

BACKGROUND OF THE WILSON ACQUISITION

    In February 1997, as WW&A began to identify potential partners for a business combination transaction, representatives of WW&A met with Cornerstone and other office REITs to discuss a possible transaction. In September 1997, WW&A retained Lazard Freres & Co. LLC ("Lazard Freres") to advise WW&A as to strategic alternatives available to WW&A and its portfolio and to assist WW&A in preparing a valuation of the portfolio. On March 17, 1998, Cornerstone and WW&A executed a confidentiality agreement, and during a series of meetings between March 18 and March 24, 1998, Lazard Freres delivered financial information on WW&A and the Wilson Projects to Cornerstone.

    On April 1, 1998, with the assistance of its legal and financial advisors, Cornerstone began a formal due diligence examination of WW&A and the Wilson Projects. On April 6, 1998, Cornerstone proposed a business combination transaction to WW&A. Beginning April 17, 1998, substantive negotiations ensued on definitive agreements relating to a possible transaction.

    On June 17, 1998, the Cornerstone Board met and approved the terms and conditions of the proposed Wilson Acquisition, authorized the execution of the definitive Contribution Agreement and determined to recommend approval of the Wilson Issuance and the PGGM Investment to the Cornerstone stockholders. The definitive Contribution Agreement was executed on June 22, 1998. On June 19, 1998, the last trading day preceding public announcement of the Wilson Acquisition, the high and low sales prices of Cornerstone Common Stock on the NYSE were $16.31 and $16.13, respectively.

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
REASONS FOR THE WILSON ACQUISITION

    Management of Cornerstone and the Cornerstone Board believe that the Wilson Acquisition will enhance Cornerstone's position as a leading owner and operator of Class A office properties in major United States markets and will advance its objective of increasing its earnings and asset base through the acquisition, development and leasing of office properties in these markets. In determining to approve the Contribution Agreement and the Wilson Acquisition and recommend that the stockholders of Cornerstone approve the Wilson Issuance and the PGGM Investment, the Cornerstone Board considered a number of prospective benefits to Cornerstone resulting from the Wilson Acquisition, including, but not limited to the following:

        (i) ACCRETION TO FFO PER SHARE FOR 1999. The Wilson Acquisition is expected to result in increased funds from operations per share of Cornerstone Common Stock in 1999. This is economically advantageous to Cornerstone's current shareholders because FFO is a widely accepted measure of an equity REIT's operating performance. Management believes that FFO is a useful measure of a REIT's operating performance because it measures a REIT'S ability to generate earnings from its recurring operations, after the payment of all administrative costs and interest expense. FFO thus allows an investor to evaluate a REIT based on the company's ability to generate operating earnings on a recurring basis.

        (ii) EXPANDED PRESENCE IN ATTRACTIVE CALIFORNIA MARKETS. California markets have limited available space, escalating demand and significant barriers to entry. The Wilson Acquisition allows Cornerstone to acquire an expanded presence in California markets immediately, rather than over time on a property-by-property basis.

        (iii)  HIGHER INTERNAL GROWTH RATE FOR THE COMBINED
    PORTFOLIO. Cornerstone's existing portfolio does not have significant tenant turnover. As a result of the completion of the Wilson Acquisition, the number of Cornerstone leases will increase from approximately 670 to approximately 1,950, resulting in more frequent lease expirations for the combined company's portfolio. Although such increased turnover presents certain risks (see "Risk Factors--Cornerstone's Performance and Value Are Subject to Real Estate Investment Risks--Lease Expirations; Failure to Renew or Relet on Favorable Terms"), it also provides Cornerstone with increased opportunity for growth.

        (iv) EXPANDED CAPABILITIES AND MANAGEMENT DEPTH. Cornerstone believes that the WW&A personnel who will become employees of Cornerstone, including six employees who will become executive officers of Cornerstone, upon completion of the Wilson Acquisition, will provide expanded acquisition, property management, construction management, leasing and development expertise to the abilities of Cornerstone's current employees. The Wilson Acquisition will particularly allow Cornerstone to capitalize on the property management abilities of current WW&A personnel to internalize the property management functions at its existing properties that are currently undertaken by third parties.

        (v) DIVERSIFICATION OF CORNERSTONE TENANT BASE. The Wilson Acquisition will add approximately 1,280 leases to Cornerstone's current lease portfolio, for a combined total of approximately 1,950 leases. This increase in leases adds to the diversity and stability of Cornerstone's portfolio.

        (vi)  EXPANDED BASE OF INVESTORS AND INCREASED MARKET
    CAPITALIZATION. While the Cornerstone Board recognizes that increased size does not necessarily result in increased profitability, the Cornerstone Board believes that such increased size will result in two specific advantages for Cornerstone. First, the increased number of shares in the market are expected to result in greater liquidity for holders of Cornerstone Common Stock. The Cornerstone Board believes that larger capitalization companies generally have greater trading liquidity, which allows the purchase and sale of larger volumes of shares without disrupting the market for such shares. Furthermore, larger capitalization companies are more attractive to certain institutional investors and, therefore, the Wilson Acquisition is expected to increase the universe of potential buyers of Cornerstone's equity securities.

        (vii) ACCESS TO FORMER WW&A RELATIONSHIPS. William Wilson III, the founder of WW&A, has over 35 years of experience in developing and managing office properties. In addition, WW&A has been developing and managing office properties since 1978. Over time, Mr. Wilson and WW&A, as well as WW&A's other employees who will become employees of Cornerstone upon completion of the Wilson Acquisition, have developed business relationships throughout the Western United States as a part of their business operations. After completion of the Wilson Acquisition, Cornerstone will have access to these relationships.

BOARD RECOMMENDATION

    THE CORNERSTONE BOARD BELIEVES THAT THE WILSON ACQUISITION IS FAIR TO, AND IN THE BEST INTERESTS OF, CORNERSTONE AND THE STOCKHOLDERS OF CORNERSTONE. THE CORNERSTONE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS OF CORNERSTONE VOTE FOR APPROVAL OF THE WILSON ISSUANCE AND THE PGGM INVESTMENT.

    In determining to approve the Contribution Agreement and the Wilson Acquisition, the Cornerstone Board consulted with Cornerstone's management, as well as its legal counsel and its financial advisors, and considered a number of factors, including the following:

        (i) the structure of the Wilson Acquisition and the terms and conditions of the Contribution Agreement and the Registration Rights Agreement, including the fact that the Wilson Acquisition is expected to be accretive to Cornerstone's FFO per share;

        (ii) the complementary nature of the Wilson Projects and Cornerstone's current portfolio in terms of geographic and tenant diversity; and

       (iii) the presentation of Morgan Stanley, Cornerstone's financial advisor, including its opinion, dated as of June 17, 1998, which sets forth, among other things, assumptions made, procedures followed, matters considered and limitations on the review undertaken, that the consideration to be paid to the Wilson Investors and the shareholders of WW&A pursuant to the Contribution Agreement is fair from a financial point of view to Cornerstone.

    The foregoing discussion of information and factors considered and given weight by the Cornerstone Board is not intended to be exhaustive. In view of the wide variety of factors considered in connection with its evaluation of the terms of the Wilson Acquisition, the Cornerstone Board did not find it practicable to, and did not, quantify or otherwise attempt to assign relative weights to the specific factors considered in reaching its determinations. In addition, individual members of the Cornerstone Board may have given different weights to different factors.

OPINION OF CORNERSTONE'S FINANCIAL ADVISOR

    Pursuant to an engagement letter agreement dated April 9, 1998, Cornerstone retained Morgan Stanley to act as its financial advisor in connection with the Wilson Acquisition. Morgan Stanley was selected by the Cornerstone Board to act as Cornerstone's financial advisor based on Morgan Stanley's qualifications, expertise and reputation. No limitations were imposed by the Cornerstone Board upon Morgan Stanley with respect to the investigation made or the procedures followed by it in rendering its fairness opinion.

    On June 17, 1998 and November 13, 1998, Morgan Stanley rendered its written opinions to the Cornerstone Board that, as of the dates of such opinions and based upon and subject to the various considerations set forth in such opinions, the Consideration to be paid to the Wilson Investors and the shareholders of WW&A pursuant to the Contribution Agreement is fair from a financial point of view to Cornerstone. THE FULL TEXT OF MORGAN STANLEY'S OPINION, DATED AS OF NOVEMBER 13, 1998, WHICH SETS FORTH, AMONG OTHER THINGS, ASSUMPTIONS MADE, PROCEDURES FOLLOWED, MATTERS CONSIDERED AND LIMITATIONS ON THE REVIEW UNDERTAKEN, IS ATTACHED AS ANNEX C TO THIS PROXY STATEMENT. STOCKHOLDERS OF CORNERSTONE ARE URGED TO, AND SHOULD, READ THE OPINION CAREFULLY AND IN ITS ENTIRETY. MORGAN STANLEY'S OPINION IS DIRECTED TO THE

CORNERSTONE BOARD, ADDRESSES ONLY THE FAIRNESS OF THE CONSIDERATION TO BE PAID TO THE WILSON INVESTORS AND THE SHAREHOLDERS OF WW&A, AND DOES NOT ADDRESS ANY OTHER ASPECT OF THE WILSON ACQUISITION ON THE PGGM INVESTMENT NOR CONSTITUTES A RECOMMENDATION TO ANY STOCKHOLDER OF CORNERSTONE AS TO HOW SUCH STOCKHOLDER SHOULD VOTE AT THE SPECIAL MEETING. THE SUMMARY OF MORGAN STANLEY'S OPINION, DATED AS OF NOVEMBER 13, 1998, AS SET FORTH IN ANNEX C IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF SUCH OPINION.

    In connection with rendering its opinions, Morgan Stanley, among other things: (i) reviewed certain publicly available financial statements and other information of Cornerstone and the Operating Partnership; (ii) reviewed certain internal financial statements and other financial and operating data concerning WW&A and the Wilson Projects prepared by the management of WW&A; (iii) analyzed certain financial projections prepared by the management of WW&A; (iv) discussed the past and current operations and financial condition and the prospects of WW&A and the Wilson Projects with senior executives of WW&A; (v) analyzed certain internal financial statements and other financial operating data concerning Cornerstone and the Operating Partnership prepared by the management of Cornerstone; (vi) analyzed certain financial projections, including individual property cash flow projections for WW&A and the Wilson Projects, prepared by the management of Cornerstone; (vii) discussed the past and current operations and financial condition and the prospects of Cornerstone and the Operating Partnership with senior executives of Cornerstone; (viii) analyzed the pro forma impact of the Wilson Acquisition on Cornerstone's FFO per share, consolidated capitalization and financial ratios; (ix) discussed the strategic objectives of the Wilson Acquisition and the plan for the combined company with senior executives of WW&A and Cornerstone; (x) reviewed the reported prices and trading activity for Cornerstone Common Stock; (xi) reviewed the financial terms, to the extent publicly available, of certain comparable acquisition transactions; (xii) participated in discussions and negotiations among representatives of WW&A and Cornerstone and their financial and legal advisors;
(xiii) reviewed the Contribution Agreement and certain related documents, including a letter from AE Properties Inc. dated June 8, 1998; and (xiii) performed such other analyses and considered such factors as Morgan Stanley deemed appropriate.

    Morgan Stanley assumed and relied upon without independent verification the accuracy and completeness of the information reviewed by it for purposes of its opinions. With respect to the financial projections, Morgan Stanley assumed that they were reasonably prepared on bases reflecting the best currently available estimates and judgments of the future financial performance of Cornerstone, the Operating Parnership, WW&A and the Wilson Projects. Morgan Stanley did not make any independent valuation or appraisal of the assets or liabilities of WW&A or the Wilson Projects, nor was it furnished with any such appraisals. Morgan Stanley assumed that the Wilson Acquisition would be consummated in accordance with the terms set forth in the Contribution Agreement. Morgan Stanley's opinions were necessarily based on economic, market and other conditions in effect on, and the information made available to Morgan Stanley as of, June 17 and November 13, 1998.

    The following is a brief summary of certain analyses performed by Morgan Stanley in connection with the preparation of its opinion as of November 13, 1998:

    COMPARABLE COMPANY ANALYSIS

    As part of its analysis, Morgan Stanley compared certain financial and operating information of WW&A and the Wilson Projects with that of a group of publicly traded REITs that Morgan Stanley considered comparable: Equity Office Properties Trust, Crescent Real Estate Equities Company, Vornado Realty Trust, Spieker Properties, Inc., Cornerstone, Boston Properties, Inc., CarrAmerica Realty Corporation, Mack-Cali Realty Corporation, Highwoods Properties, Inc., Arden Realty, Inc. and Kilroy Realty Corporation. (collectively, the "Comparables"). The Comparables were selected primarily because they possess general business, operating and financial characteristics, and property portfolios which are generally similar to WW&A and the Wilson Projects. The financial information analyzed included a review of financial ratios (in each case based on the share prices as of November 11, 1998) such as the ratio of equity market capitalization to FFO (the "FFO Multiple") and to adjusted funds from operations ("AFFO" and such ratio the "AFFO Multiple"), and the ratio of total market capitalization to earnings before interest, taxes, depreciation and amortization ("EBITDA," and such ratio the "EBITDA Multiple"). Morgan Stanley noted that based on a compilation of FFO estimates from First Call Corporation, the Comparables traded at: (i) 1999 FFO Multiples between 7.3 times and 11.3 times with a median of 8.7 times; (ii) 1999 AFFO Multiples between 7.9 times and 12.7 times with a median of 10.2 times; and
(iii) 1999 EBITDA Multiples between 6.2 and 11.3 with a median of 9.2 times. Based on the analysis of the financial ratios of the Comparables, Morgan Stanley calculated theoretical aggregate values for WW&A and the Wilson Projects of between $1.500 billion and $1.891 billion.

    No company considered for purposes of comparison to WW&A and the Wilson Projects in the comparable company analysis is identical to WW&A and the Wilson Projects. In evaluating the Comparables, Morgan Stanley made judgements and assumptions with regard to industry performance, general, business, economic, market and financial conditions and other matters. Mathematical analysis (such as determining the average or median) of the financial ratios of the Comparables is not in itself a meaningful method of using comparable company data.

    ANALYSIS OF SELECTED PRECEDENT TRANSACTIONS

    Morgan Stanley reviewed certain recent acquisition transactions and business combinations in the real estate sector. Terms for certain transactions which would be relevant to the Wilson Acquisition, particularly those involving private companies, were not publicly available. Morgan Stanley focused on transactions involving REITs and private companies or major single assets. Using publicly available information, Morgan Stanley reviewed the financial terms of the following transactions: Vornado Realty Trust's acquisition of the Mendik Company; Morgan Stanley Real Estate Fund and PaineWebber's acquisition of Bellmead Development; Kilroy Realty Corporation's acquisition of the Allen Group; Equity Office Properties Trust's acquisitions of an office portfolio from Prudential Insurance, 10 & 30 South Wacker Drive, the assets of Wright Runstad & Co., the Collonade complex, and an office portfolio from Miller Global/Anschutz Properties; Equity Office Properties Trust's merger with Beacon Properties Corp.; Cali Realty Corp.'s acquisition of the Mack Companies and Patriot American Office Group; Cornerstone's acquisition of an office portfolio from DIHC; Mack-Cali Realty Corporation's acquisition of Pacifica Holdings; Spieker Properties, Inc.'s acquisition of WCB Properties; Arden Realty Inc.'s acquisition of a portfolio from AEW and Layton-Bellings Associates; and Boston Properties, Inc.'s acquisitions of Embarcadero Center and the office portions of Prudential Center. Morgan Stanley noted that these transactions were completed at yields on the first fiscal year net operating income ("NOI") between 6.6% and 9.8%, with an average of 8.1% (weighted by aggregate transaction value), and aggregate values per square foot between $108 and $325, with an average of $173. Based on this analysis, Morgan Stanley calculated aggregate values for WW&A and the Wilson Projects of between $1.533 billion and $2.277 billion.

    No transaction considered for purposes of the precedent transaction analysis is identical to the Wilson Acquisition. In evaluating precedent transactions, Morgan Stanley made judgements and assumptions with regard to industry performance, general business, economic, market and financial conditions, among other factors. Mathematical analysis (such as determining the average or median) of the financial ratios of the Comparables is not in itself a meaningful method of using comparable company data.

    DISCOUNTED CASH FLOW ANALYSIS

    Morgan Stanley performed several discounted cash flow analyses in order to estimate the present value of the unleveraged free cash flow generated by the Wilson Projects. Such discounted cash flow analyses were based on cash flow models for the fiscal years 1998 through 2008 provided by Cornerstone in ARGUS, a popular brand of financial modeling software for real estate properties. ARGUS calculated unleveraged net property cash flow as NOI less tenant improvements, leasing commissions and other recurring capital expenditures. These amounts equaled $116.6 million in 1999 and increased to $211.9 million in 2008. Morgan Stanley also performed several discounted cash flow analyses to estimate the present value of the combined unleveraged net cash flow of the Wilson Projects and the WW&A management business. Morgan Stanley arrived at discounted cash flow valuations by applying a range of discount rates between 10.5% and 12.5% and calculated terminal values by capitalizing NOI at rates ranging from 8.50% to 9.50%. Based on this analysis, Morgan Stanley calculated combined aggregate values for WW&A and the Wilson Projects of between $1.646 billion and $1.982 billion.

    CONTRIBUTION ANALYSIS

    Morgan Stanley analyzed the pro forma contribution of WW&A and the Wilson Projects, on the one hand, and Cornerstone, on the other hand, to the 1999 and 2000 FFO and NOI of the combined company. Such analysis was based upon estimates of NOI and FFO provided by the management of Cornerstone and, with respect to WW&A and the Wilson Projects, projections based on ARGUS models, management projections and other information provided by Cornerstone. Management of Cornerstone advised Morgan Stanley that they expected (i) FFO contribution to the combined company from WW&A and the Wilson Projects to be $98.8 million and $111.3 million in 1999 and 2000, respectively, including the effect of straight-line rents and (ii) NOI contribution to the combined company from WW&A and the Wilson Projects to be $161.6 million and $176.9 million in 1999 and 2000, respectively. The analysis indicated that WW&A and the Wilson Projects would contribute 40.2% and 41.0% of the combined company's 1999 and 2000 pro forma NOI, respectively. In addition, WW&A and the Wilson Projects would contribute 37.8% and 39.7% of the combined company's 1999 and 2000 FFO, respectively.

    ANALYSIS OF THE WILSON ACQUISITION

    Morgan Stanley analyzed the pro forma impact of the Wilson Acquisition on Cornerstone's FFO per share for 1999 and 2000. The analysis was performed using certain financial projections provided by the management of Cornerstone with respect to NOI and FFO (as described above), potential cost savings of the Wilson Acquisition, refinancing of certain debt assumed in the Wilson Acquisition, and a desired debt-to-total-market-capitalization assumed to be 40% subsequent to the Wilson Acquisition. Based on this analysis, the Wilson Acquisition is expected to be accretive to Cornerstone's FFO for both 1999 and 2000. Morgan Stanley's analysis assumed that 50% of the consideration would be paid in shares of Cornerstone Common Stock, that all fixed rate debt assumed and interest thereon were marked-to-market using an interest rate of 6.91% and that any financing required for the cash portion of the Consideration was obtained at an interest rate of 6.91%.

    In connection with its written opinion dated as of November 13, 1998, Morgan Stanley reviewed the analyses used to render its June 17, 1998 opinion by performing procedures to update certain such analyses and by reviewing the assumptions upon which such analyses were based and the factors considered in connection therewith.

    The preparation of a fairness opinion is a complex process and is not necessarily susceptible to a partial analysis or summary description. In arriving at its opinion, Morgan Stanley considered the results of all its analyses as a whole and did not attribute any particular weight to any particular analysis or factor considered by it. Furthermore, selecting any portion of Morgan Stanley's analyses or factors considered by it, without considering all analyses and factors, would create an incomplete view of the process underlying its opinion. The range of valuations resulting from any particular analysis described above should therefore not be taken to be Morgan Stanley's view of the actual value of WW&A and the Wilson Projects.

    In performing its analyses, Morgan Stanley made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of Cornerstone and WW&A. The analyses performed by Morgan Stanley are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than suggested by such analyses. Such analyses were prepared solely as a part of Morgan Stanley's analyses of the fairness from a financial point of view of the consideration to be paid to the Wilson Investors and the shareholders of WW&A pursuant to the Contribution Agreement and were conducted in connection with the delivery of Morgan Stanley's opinions. The analyses do not purport to be appraisals or to reflect the prices at which businesses actually may be valued in the marketplace.

    In addition, as described above, Morgan Stanley's opinions dated June 17, 1998 and November 13, 1998 were among many factors taken into consideration by the Cornerstone Board in making its determination to recommend approval of the Wilson Acquisition. Consequently, the Morgan Stanley analyses described above should not be viewed as determinative of the opinion of the Cornerstone Board or the view of the management of Cornerstone with respect to the value of Cornerstone or of whether the Cornerstone Board would have been willing to agree to a different consideration to be paid in the Wilson Acquisition. Such consideration was determined through negotiations between Cornerstone and WW&A and was approved by the Cornerstone Board. Morgan Stanley provided advice to Cornerstone during the course of such negotiations; however, the decision to enter into the Contribution Agreement and to agree to the consideration to be paid in the Wilson Acquisition was solely that of the Cornerstone Board.

    As part of its investment banking business, Morgan Stanley is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations, for estate, corporate and other purposes. In the course of its market-making and other trading activities, Morgan Stanley may, from time to time, have a long or short position in, and buy and sell, securities of Cornerstone.

    Pursuant to a letter agreement dated April 9, 1998, between Cornerstone and Morgan Stanley, Cornerstone has agreed to pay to Morgan Stanley (i) an advisory fee estimated to be approximately $100,000, which is payable if the Wilson Acquisition is not consummated and (ii) a transaction fee equal to approximately $5.6 million, based upon a percentage of the assumed aggregate value of the Consideration to be paid to the Wilson Investors and shareholders of WW&A of $1.8 billion, which is payable upon the consummation of the Wilson Acquisition. Any advisory fee paid will be credited against the transaction fee. Cornerstone has also agreed to reimburse Morgan Stanley for its out-of-pocket expenses and to indemnify Morgan Stanley and its affiliates, their respective directors, officers, agents and employees and each person, if any, controlling Morgan Stanley or any of its affiliates against certain liabilities, including liabilities under federal securities laws, and expenses, related to Morgan Stanley's engagement.

    In addition, by letter agreement dated June 18, 1998, Cornerstone engaged Merrill Lynch & Co. to render financial advisory services in connection with the Wilson Acquisition. Cornerstone has agreed to pay Merrill Lynch & Co. an advisory fee of $200,000, of which $100,000 has been paid and $100,000 will be paid upon completion of the Wilson Acquisition.

TERMS OF THE CONTRIBUTION AGREEMENT

    GENERAL

    The Cornerstone Board has approved the Contribution Agreement, which provides for (A) the acquisition by Cornerstone and the Operating Partnership of Interests in the Joint Ventures, the Funds, other intermediate tier entities and the Project Entities from the holders thereof in exchange for the Consideration and (B) the Merger. This section describes certain provisions of the Contribution Agreement. This description does not purport to be complete and is qualified in its entirety by reference to the Contribution Agreement, a copy of which is attached hereto as Annex A and is incorporated herein by this reference. All stockholders of Cornerstone are urged to read the Contribution Agreement carefully and in its entirety.

    CONTRIBUTION TRANSACTIONS

    Cornerstone and the Operating Partnership will acquire the Interests from the Wilson Investors in exchange for the Consideration. The amounts payable to the Wilson Investors are equal to the aggregate values allocated to the Wilson Projects in the Contribution Agreement (the "Project Values"), less the aggregate outstanding principal balances and accrued and unpaid interest of the debt secured by and related to the Wilson Projects on the date of closing (the "Net Project Values").

    THE MERGER

    WW&A will be merged into Cornerstone, the separate corporate existence of WW&A will cease, and Cornerstone will continue as the surviving corporation. As a result of the Merger, all the property, rights, privileges, powers and franchises of WW&A will vest in Cornerstone, and all debts, liabilities, obligations, restrictions, disabilities and duties of WW&A will be assumed by Cornerstone. Upon the closing of the Merger, shareholders of WW&A will receive, in conversion of all of their shares of WW&A common stock, approximately 3,136,000 shares of Cornerstone Common Stock, which amount was determined by dividing: (i) the value allocated to WW&A in the Contribution Agreement (the "WW&A Company Value") (after adjustment for costs of the Wilson Acquisition, but excluding the Consideration payable to WW&A in respect of its Interests in the Wilson Projects); by (ii) the Effective Price of $17.25. In the event that the value of WW&A's construction operations through its Commercial Interior Contractors ("CIC") division exceeds $1,800,000 (based on a valuation formula of six times 1998 EBITDA), additional shares of Cornerstone Common Stock will be issued to the WW&A shareholders in an aggregate number equal to the amount of such excess divided by the Effective Price, subject to a maximum excess payment of $1,800,000. The number of shares of Cornerstone Common Stock issuable to the shareholders of WW&A in the Merger will also be subject to adjustment if a Wilson Project in which WW&A owns an Interest is withdrawn from the Wilson Acquisition or if any other events affecting Project Values should occur with respect to Wilson Projects in which WW&A owns an Interest.

    CORNERSTONE BOARD

    Pursuant to the terms of the Contribution Agreement, upon completion of the Wilson Acquisition, Cornerstone will amend and restate its Bylaws to provide certain governance rights for William Wilson III and PGGM, as described below. The following is a summary description of such rights and is qualified in its entirety by the full text of the proposed Amended and Restated Bylaws of Cornerstone, a copy of which is attached as an exhibit to the Registration Rights Agreement.

        BOARD SEATS. The number of members of the Cornerstone Board will be expanded from 11 to 14. For three years after the closing of the Wilson Acquisition (the "Wilson Period"), William Wilson III will be Chairman of the Cornerstone Board and will have the right to designate two other individuals to be nominated by the Cornerstone Board for election as directors of Cornerstone. At least one Wilson Director must be an "independent" director under the rules of the NYSE and a "non-employee director" under the rules promulgated under Section 16(b) of the Exchange Act. Under the rules of the NYSE, "independent" directors are those who are independent of management and free from any relationship that, in the opinion of the board of directors, would interfere with the exercise of independent judgement. Rule 16b-3(b)(3)(i) under the Exchange Act defines a "non-employee director" as a director who (i) is not currently an officer of the issuer or a parent or subsidiary of the issuer, or otherwise currently employed by Cornerstone or a subsidiary of Cornerstone, (ii) does not receive compensation, either directly or indirectly, from Cornerstone or a subsidiary of Cornerstone, for services rendered as a consultant or in any capacity other than as a director, except for an amount that does not exceed $60,000, (iii) does not possess an interest in any other transaction with Cornerstone or its subsidiaries in an amount in excess of $60,000, (iv) is not an executive officer of or owner of a ten percent or more equity interest in any entity that is engaged in any business relationship with Cornerstone or its subsidiaries which involves payments by or to Cornerstone or its subsidiaries in excess of five percent of (A) Cornerstone's consolidated gross revenues for its last full fiscal year, or (B) the other entity's consolidated gross revenues for its last full fiscal year, or any entity that is indebted at the end of its last fiscal year to Cornerstone or its subsidiaries in an amount in excess of five percent of Cornerstone's total consolidated assets at the end of such fiscal year, (v) is not a member of or of counsel to a law firm that Cornerstone has retained or proposes to retain where the dollar amount of fees paid to such law firm exceeds five percent of such firm's gross revenues for that firm's last full fiscal year, (vi) is not a partner or executive officer of any investment banking firm that has performed services for the registrant, other than as a participating underwriter in a syndicate, or that Cornerstone proposes to have perform services where the dollar amount of compensation received by such firm exceeds five percent of such firm's consolidated gross revenues for that firm's last full fiscal year and (vii) does not have any other relationship with Cornerstone that is substantially similar in nature and scope to those listed in clauses (iv), (v) and (vi) above. So long as PGGM and its affiliates own at least 5% of the outstanding shares of Cornerstone Common Stock, the Cornerstone Board will nominate for election as directors two individuals designated by PGGM. Until the expiration of the Wilson Period and the "PGGM Period" (as defined below), the number of directors constituting the full Cornerstone Board may not be increased without the approval of a majority of the entire board and the unanimous approval of the Board Affairs Committee.

        DIRECTOR NOMINATIONS. All nominees for election as directors of Cornerstone (other than PGGM Directors who are affiliated with PGGM, Mr. Wilson and the incumbent members of the Cornerstone Board, including directors designated by NYSTRS, Rodamco and Deutsche Bank AG) must be approved by a majority of the entire Cornerstone Board and the unanimous vote of the Board Affairs Committee. During the period ending upon the earlier of: (i) the date on which PGGM and its affiliates own less than 25% of the outstanding Cornerstone Common Stock; or (ii) October 31, 2002 (the "PGGM Period"), no nominee for election as a director, other than the PGGM Directors, may be affiliated with PGGM.

        COMMITTEES. Mr. Wilson will be a member of the Board Affairs Committee during the Wilson Period. The duties and responsibilities of the Board Affairs Committee (which include approving all nominees for the Cornerstone Board) shall not be changed by the Cornerstone Board without the approval of a majority of the entire Cornerstone Board and the unanimous approval of the Board Affairs Committee during either the Wilson Period or the PGGM Period. In addition, during the Wilson Period, each committee of the Cornerstone Board will include at least one Wilson Director (provided that the Wilson Directors serving on the Audit and Compensation Committees must be independent). During the PGGM Period, each committee other than the Audit and Compensation Committees will include at least one PGGM Director, and at least half of the members of the Investment Committee must be independent. The Amended and Restated Bylaws will also restrict the ability of the Cornerstone Board to amend the foregoing provisions under certain circumstances without the unanimous approval of the Board Affairs Committee.

    WITHDRAWAL OF WILSON PROJECTS

    A Wilson Project generally may be withdrawn from the Wilson Acquisition: (i) at Cornerstone's election, if certain of the projects suffer a major casualty or condemnation or if the consent of a lender for the prepayment or assumption of debt secured by any of the projects cannot be obtained in accordance with the Contribution Agreement; or (ii) at the election of Cornerstone or the Wilson Parties, if certain representations or warranties of the Wilson Parties with respect to a project are discovered to have been inaccurately made or if certain other facts concerning encumbrances or environmental conditions affecting the property are discovered, and in either case such occurrence results in a loss or liability to Cornerstone equal to at least 15% of the Project Value allocated to the Wilson Project in the Contribution Agreement; provided, however, that the Wilson Parties may not elect to withdraw a project on the basis of an inaccuracy caused through their breach of a provision of the Contribution Agreement or their intentional action or omission. In the case of the Wilson Project known as Bayhill 4-7, Cornerstone has agreed that a Wilson Investor affiliated with Travelers Group may elect to withdraw such project from the Wilson Acquisition in the event that any such occurrence results in a loss or liability to such Wilson Investor in excess of 5% of the Project Value allocated to such Wilson Project. In the event any Wilson Project is withdrawn from the Wilson Acquisition, the Cornerstone Parties will not acquire any Interest in the withdrawn Wilson Project or assume any loan related to it, and the entity that owns such Wilson Project will either retain the project (and withdraw from the Wilson Acquisition) or, if the entity is otherwise to be acquired by the Cornerstone Parties in the Wilson Acquisition, distribute such withdrawn Wilson Project to the Investors who own the Project Entity, who will then retain the Wilson Project following the closing.

    CONDITIONS TO THE CONSUMMATION OF THE WILSON ACQUISITION

    Each party's obligations to effect the Wilson Acquisition are conditioned upon the satisfaction or waiver on or prior to the closing of various conditions which include, in addition to other customary closing conditions, the following:

        (i) the closing shall have occurred prior to 12:01 A.M. San Francisco time, on January 1, 1999;

        (ii) the representations and warranties of the Wilson Parties, on the one hand, and the Cornerstone Parties, on the other hand, made in the Contribution Agreement shall be true, complete and correct as of the closing date, provided a party may not terminate the Contribution Agreement based upon inaccurate representations or warranties unless the loss or liability resulting therefrom exceeds the sum of (A) 3% of the sum of all Project Values for the Wilson Projects included in the Wilson Acquisition (adjusted pro rata to reflect partially-acquired Wilson Projects) plus (B) $5,000,000;

       (iii) each party shall have complied with and duly performed all of its applicable covenants, obligations and agreements, provided a party may not terminate the Contribution Agreement unless the failure of such performance by the other party would have a material adverse effect on the Wilson Acquisition;

        (iv) there shall not be in effect any order which enjoins or prohibits completion of the Wilson Acquisition, nor any action pending which seeks the imposition of such an order;

        (v) the waiting period under the HSR Act shall have expired or been terminated;

        (vi) the Cornerstone stockholders shall have approved the Wilson Issuance and the PGGM Investment at the Special Meeting;

       (vii) with respect to the Wilson Parties' obligations to close, (A) Cornerstone shall be qualified as a REIT for federal income tax purposes as of the closing of the Wilson Acquisition, (B) the Operating Partnership shall be classified as a partnership for federal, state and local income tax purposes as of the closing of the Wilson Acquisition, (C) the PGGM Investment shall have closed or shall close simultaneously with the closing of the Wilson Acquisition, (D) the Amended and Restated Bylaws of Cornerstone, in the form attached as an exhibit to the Contribution Agreement, shall be in full force and effect, (E) no change in control transaction shall have occurred with respect to any of the Cornerstone Parties nor shall any agreement have been entered into relating thereto, (F) no Fund Projects shall have been designated as withdrawn Wilson Projects nor shall any adjustments to Project Values to account for breaches of representations and warranties by the Wilson Parties have been effected which together have the effect of causing any Wilson Investor owning Interests in a Fund to receive less than 95% of the Consideration such Wilson Investors would have received but for such events and (G) receipt of an opinion of counsel to Cornerstone reasonably satisfactory to the Wilson Parties and in a form to be mutually agreed upon by the Cornerstone Parties and the Wilson Parties, which opinion shall address: (I) the existence, good standing and qualification of the Cornerstone Parties; (II) the power and authority of the Cornerstone Parties to enter into the Contribution Agreement and close the transactions contemplated thereby, including the execution of the various agreements pursuant thereto; (III) the matters customarily covered in a 10b-5 "cold comfort" discussion pursuant to the applicable securities laws; and (IV) that, commencing with its taxable year ended December 31, 1997, Cornerstone was organized and has operated in comformity with the requirements for qualification as a REIT under the Code, and the Operating Partnership has been during and since its formation, and continues to be, treated for federal income tax purposes as a partnership and not as a corporation or association taxable as a corporation; and

      (viii) with respect to the Cornerstone Parties' obligations to close, (A) the outstanding principal balance of the indebtedness on the Wilson Projects to be assumed by Cornerstone at the closing shall not be less than $496,000,000, (B) the aggregate Consideration which would have been payable to all non-consenting Wilson Investors asserting dissenters' rights in the Wilson Acquisition if they had been consenting Wilson Investors shall not exceed $50,000,000 and (C) the Cornerstone Parties shall have received a reasonably acceptable "comfort letter" from PricewaterhouseCoopers LLP with respect to this Proxy Statement.

    ADJUSTMENTS FOR CERTAIN PROJECTS

    For five of the Wilson Projects -- Concar, Agoura Hills, Peninsula Office Park-IX, Bay Park Plaza and Pruneyard -- there will be special adjustments to the Consideration and/or Project Values or Net Project Values because of the circumstances at these Wilson Projects. The Agoura Hills project was acquired in April 1998, and the parties agreed that the Project Value for that Wilson Project will be equal to the actual capital costs incurred with respect to the project, which may increase prior to the closing. Concar, Peninsula Office Park-IX, Bay Park Plaza and Pruneyard are undergoing development or significant improvement. As set forth below, the Project Values or Net Project Values for each of those projects and/ or the Consideration payable to Wilson Investors with Interests in those projects will be adjusted at the closing and, in the case of the Pruneyard project, a portion of the Consideration will be placed in a special holdback escrow at the closing and a further adjustment will be made upon completion of the improvements currently underway at the project. Those adjustments are as follows:

        CONCAR. The Project Value for the Concar project is intended to be an estimate of the sum of actual out-of-pocket capitalized costs (including unamortized lease costs and capital expenditures) incurred by the related Project Entity in acquiring the project. Such Project Entity is in the process of acquiring the Concar project. It is anticipated that control of Concar for development will be obtained through a ground lease to be entered into between the Project Entity and the current, unaffiliated owner of the project. Upon review of the proposed terms of the ground lease, the Cornerstone Parties may elect to exclude the project from the Wilson Acquisition. If the Concar project is included in the Wilson Acquisition, the Operating Partnership will assume all obligations for the project and will reimburse the related Project Entity in cash for all development costs incurred through the closing, including budgeted amounts of development or construction fees or other payments to WW&A or its affiliates and any amounts advanced by WW&A or its affiliates to pay development costs, together with all closing and transaction costs for assigning the project to the Operating Partnership.

        AGOURA HILLS. The Project Value for Agoura Hills is intended to be an estimate of the sum of the actual out-of-pocket capitalized costs (including unamortized lease costs and capital expenditures) incurred by the related Project Entity from its acquisition of the project until the closing of the Wilson Acquisition, including an acquisition fee to WW&A of 75 basis points on the project's acquisition cost. At the closing, the Project Value for Agoura Hills will be adjusted to reflect the actual amounts of such costs.

        PENINSULA OFFICE PARK-IX AND BAY PARK PLAZA. The Project Values for the Peninsula Office Park-IX and Bay Park Plaza projects reflect the values allocated to such projects assuming completion of the improvements currently underway at the projects and full funding of the construction loans for such projects. Prior to the closing of the Wilson Acquisition, the Cornerstone Parties will make a reasonable determination, with respect to each such project, of the additional costs the Operating Partnership will incur after closing to complete the improvements, which determination will be subject to reasonable approval by the Wilson Parties. At the closing, the Project Value for each project will be reduced by the amount of remaining completion costs, as so determined, and the Net Project Value will be calculated by deducting the actual principal balance and accrued and unpaid interest of the debt secured by and related to such project from such adjusted Project Value.

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
        PRUNEYARD. As with the Peninsula Office Park-IX and Bay Park Plaza projects, the Project Value for the Pruneyard project assumes completion of the improvements currently underway. The Consideration payable at the closing to Wilson Investors with Interests in Pruneyard (the "Pruneyard Closing Consideration") will be that Project Value reduced by any development, construction, management, leasing or similar fees payable to WW&A or its affiliates after the closing, and further reduced by the net estimated costs to be incurred by the Cornerstone Parties after the closing to complete the improvements currently underway, including interest on the existing debt secured by and related to the project and a comparable return on any equity invested by the Cornerstone Parties to fund such completion costs. Upon substantial completion of the improvements, the actual completion costs will be determined. To the extent the actual completion costs are less than the estimated amount used to determine the Pruneyard Closing Consideration, the Cornerstone Parties will be required to pay the amount of such cost savings to the Wilson Investors with Interests in Pruneyard as additional Consideration (the "Pruneyard Additional Consideration"), and to the extent the actual completion costs are more than the estimated amount, the Wilson Investors will be required to pay the amount of such cost overruns to the Cornerstone Parties.

    To provide a mechanism for the payment of any amounts due to Cornerstone in the event of completion cost overruns, Consideration equal to 15% of the estimated completion costs at the time of closing will be withheld from the Wilson Investors with Interests in Pruneyard and placed in a special escrow account pending completion of the improvements. The escrow account will be comprised of shares of Cornerstone Common Stock, Units and/or cash proportional to the overall Consideration payable to the Wilson Investors with Interests in Pruneyard. At the request of the Wilson Representative, the amount retained in the escrow account may be reduced and released to the Wilson Investors with Interests in Pruneyard from time to time if periodic redeterminations of the completion costs result in reductions to the original estimate. For purposes of any payments to Cornerstone or returns to the Wilson Investors with Interests in Pruneyard, the value of any shares or Units in the escrow account will be based on the Effective Price during the first year of the escrow and on a 10-day market price average thereafter. Any cost overrun payments due to Cornerstone which cannot be made from the escrow account will be the responsibility of the Wilson Investors with Interests in Pruneyard, allocable among them in proportion to their respective amounts of the overall Consideration payable for the Pruneyard project.

    ADDITIONAL ACQUISITIONS

    Pending the closing of the Wilson Acquisition, Office Opportunity Fund IV, L.P. ("Fund-IV") and WW&A and its affiliates may make additional acquisitions of real estate projects only with the approval of Cornerstone, and if approved such acquisitions shall be included in the Wilson Acquisition. Interests in the Project Entities related to any such acquisitions which are to be included in the Wilson Acquisition Approved Additional Projects will be contributed to the Operating Partnership at the closing of the Wilson Acquisition, and any acquisitions which are not to be included in the Wilson Acquisition will be distributed to the beneficial owners before the closing. At the request of WW&A, Cornerstone will be required to make a loan to the acquiring Project Entity (an "Acquisition Loan") in an amount equal to all out-of-pocket costs reasonably incurred in connection with the acquisition of the Approved Additional Project (excluding amounts payable to WW&A or any affiliate of WW&A unless approved by Cornerstone in its discretion). Each such Acquisition Loan will be secured by the Approved Additional Project, will be payable out of all distributable cash from the Approved Additional Project, and will be guaranteed by Fund-IV, WW&A or another party acceptable to Cornerstone. If the closing of the Wilson Acquisition does not occur, 20% of the outstanding amount of each Acquisition Loan shall become due and payable upon 10 business days' demand by Cornerstone, and the balance and all interest accrued and unpaid thereon shall be due 180 days thereafter. All advances under an Acquisition Loan shall accrue interest at a rate per annum until paid equal to LIBOR plus 150 basis points, but, prior to maturity, shall only be payable to the extent of distributable cash from the related Approved Additional Project. "LIBOR" means the one month London Interbank Offer Rate as reported from time to time under the heading "Interest:

LIBOR (One Month)" by THE WALL STREET JOURNAL. If the closing of the Wilson Acquisition occurs, each Approved Additional Project will be included in the Wilson Acquisition for an amount of Consideration equal to the sum of: (i) all unrecovered out-of-pocket costs incurred in connection with the acquisition and ownership of such Approved Additional Project (not including costs paid to WW&A or any affiliate of WW&A, unless otherwise approved by the Cornerstone Parties); plus (ii) all cumulative negative cash flow paid by the related Project Entity from the date of the acquisition to the closing of the Wilson Acquisition; and less (iii) the amount of all indebtedness related to the Approved Additional Project, including the principal balance and accrued and unpaid interest under the Acquisition Loan.

    To date, Cornerstone has approved two Approved Additional Projects known as PeopleSoft Plaza in Pleasanton, California, and Seaport Plaza in Redwood City, California, and has funded Acquisition Loans in an aggregate amount of approximately $60,000,000 in connection with the acquisition of such Approved Additional Projects. The terms of the PeopleSoft Plaza Acquisition Loan differ from the Acquisition Loan terms contemplated by the Contribution Agreement in the following respects: (i) the loan is guaranteed by WWA Investors, LLC, an entity controlled by the management of WW&A ("WWA Investors"); (ii) effective 12 months after the date of the loan, the per annum interest rate on the loan increases from LIBOR plus 150 basis points to LIBOR plus 200 basis points; and
(iii) if the closing of the Wilson Acquisition does not occur, the entire unpaid principal balance and all accrued and unpaid interest thereon shall be due and payable 18 months after the date of the loan.

    LEASE COSTS AND CAPITAL EXPENDITURES

    As used in the Contribution Agreement, "Lease Costs" include all leasing commissions, tenant improvement allowances, costs of tenant improvement work and other out-of-pocket inducements for leases at the Wilson Projects, and "Capital Expenditures" include all costs for capital improvements or repairs to the Wilson Projects. Each Project Entity will be responsible for all Lease Costs for leases entered into before April 1, 1998, and all Capital Expenditures incurred and paid or due and payable before April 1, 1998, related to such Project Entity. Except for the Concar and Agoura Hills projects and any Approved Additional Projects and buildings under construction at the Pruneyard, Peninsula Office Park-IX and Bay Park Plaza projects, all Lease Costs for leases entered into, and all Capital Expenditures incurred and paid or due and payable, on or after April 1, 1998 and prior to the closing will be borne equally by the Operating Partnership and the respective Project Entities benefited by those leases or work; provided that the Operating Partnership's share will be reduced proportionally for any Project Entities with respect to which it acquires less than full ownership.

    A $3,000,000 credit will be established at the closing of the Wilson Acquisition to be applied against the obligations of investors in Fund-IV and co-investors in Project Entities in which Fund-IV and/or co-investors in Fund-IV are investors (collectively, "Fund-IV Related Investors") to pay Lease Costs and Capital Expenditures and certain costs of the Wilson Acquisition, with any unapplied balance to be paid to them at the closing as additional Consideration. The credit will be allocated in proportion to the respective amounts of Consideration paid to the Fund-IV Related Investors. This $3,000,000 credit to the Fund-IV Related Investors was negotiated by the Wilson Parties and the Cornerstone Parties to reflect additional value resulting from the lease-up of the Seaport Plaza project and the increase in the value of the lease in connection with the Concar project.

    TERMINATION

    The Contribution Agreement may be terminated and the Wilson Acquisition abandoned at any time prior to the closing in the following circumstances:

        (i) by the mutual written consent of the Wilson Parties and the Cornerstone Parties;

        (ii) by either WW&A or the Cornerstone Parties if the other party shall have materially breached any covenant, agreement or obligation under the Contribution Agreement and not remedied such breach within the applicable notice and cure period;

       (iii) by either the Wilson Parties or the Cornerstone Parties if, after submission of this Proxy Statement to the Cornerstone stockholders, sufficient stockholders have responded and, based on such responses, the Cornerstone stockholders' approval of the Wilson Issuance and the PGGM Investment will not be obtained for any reason (other than as a result of the terminating party's default under the Contribution Agreement) and the Cornerstone stockholders' approval of the Wilson Issuance and the PGGM Investment in fact has not been received due to a change in vote or other factors within 30 days thereafter;

        (iv) by either the Wilson Parties or the Cornerstone Parties if any governmental action would prevent the closing of the Wilson Acquisition or would have a material adverse effect on the Wilson Acquisition;

        (v) by the Cornerstone Parties if any of their conditions to closing have not been satisfied by the closing;

        (vi) by the Wilson Parties if any of their conditions to closing have not been satisfied by the closing; or

       (vii) automatically if the closing shall not have occurred prior to 12:01 A.M. San Francisco time, on January 1, 1999, or, if such time falls within a cure period for a default under the Contribution Agreement, at the end of such cure period.

    NO SOLICITATION

    WW&A has agreed that, except as expressly permitted under the Contribution Agreement, it will not, directly or indirectly, initiate or solicit any inquiries or any proposal, or participate in any discussions or negotiations regarding a proposal, involving: (i) any merger, business combination or similar transaction between WW&A or the Wilson Projects and any third party; (ii) any sale, lease or other disposition of the real estate projects controlled by WW&A other than in the ordinary course of business or in connection with existing legal obligations; (iii) any public announcement of a proposal, plan or intention to do any of the foregoing restricted activities or any agreement to engage in any of the foregoing restricted activities; or (iv) any action that would preclude WW&A from being able to complete the Wilson Acquisition.

    The Cornerstone Parties have agreed that, except as expressly permitted under the Contribution Agreement, they will not, directly or indirectly, initiate or solicit any inquiries or any proposal, or participate in any discussions or negotiations regarding a proposal, involving: (i) any merger, business combination or similar transaction with a third party; (ii) any sale, lease or other disposition of 20% or more of the assets owned by the Cornerstone Parties; (iii) any public announcement of a proposal, plan or intention to do any of the foregoing restricted activities or any agreement to engage in any of the foregoing restricted activities; or (iv) any action that would preclude the Cornerstone Parties from being able to complete the Wilson Acquisition.

    The non-solicitation obligations of WW&A and Cornerstone described above will terminate if the Contribution Agreement is terminated in accordance with its terms.

    STANDSTILL AGREEMENT

    The parties have agreed that, if the closing of the Wilson Acquisition does not occur, then for a period of 24 months after the date of the Contribution Agreement, unless specifically invited in writing by the other party's Board of Directors, neither Cornerstone nor WW&A (nor any of their respective affiliates) will, directly or indirectly; (A) effect or seek, offer or propose to effect, or cause to participate in, (i) the acquisition of the other party's securities or assets, (ii) any tender or exchange offer, merger or other business combination involving the other party, (iii) any recapitalization, restructuring or other extraordinary transaction with respect to the other party, or (iv) any solicitation of proxies or consents to vote any of the other party's voting securities; (B) form, join or in any way participate in a group or otherwise act, alone or in concert with others, to seek to control or influence the other party's management, Board of Directors or policies; or (C) enter into any discussion or arrangement with any third party with respect to any of the foregoing; provided that the restrictions set forth above shall not apply to professional asset managers or investment advisers retained by Cornerstone or WW&A or their respective affiliates who are authorized to exercise discretion with respect to all or a portion of the assets which they manage for Cornerstone or WW&A or their respective affiliates. However, if the closing does not occur due to a willful and intentional breach by one party of any of its obligations under the Contribution Agreement, the non-defaulting party will not be bound by such standstill restrictions.

    CONDUCT OF BUSINESS PRIOR TO CLOSING

    The Contribution Agreement provides that, pending the closing, each party must continue to operate its business in the ordinary course and, with the exception, in the case of Cornerstone, of the PGGM Investment, borrowings and liens as may be necessary to close the transactions contemplated by the Contribution Agreement, any other transactions necessary or appropriate to effect such transactions, the exercise of stock options by employees of Cornerstone and the repurchase of shares from a terminated employees and investments previously disclosed in writing by Cornerstone to, and approved by, the Wilson Parties, neither party may undertake any substantial transactions or activities other than in the ordinary course of business, such as significant acquisitions or dispositions of assets, major financing transactions or changes in capital structure. In particular, the Cornerstone Parties have agreed that, among other things and subject to certain exceptions, neither they nor any of their subsidiaries will, without the prior written consent of the Wilson
Representative:

        (i) amend its articles of incorporation, bylaws, partnership agreement or other charter documents, except as contemplated by the Contribution Agreement;

        (ii) except for Cornerstone's Dividend Reinvestment Share Purchase Plan and the exercise of share options or issuances of shares pursuant to stock rights, options, restricted share or performance share awards or warrants outstanding on the date of the Contribution Agreement, issue, deliver or sell, or grant any option or other right in respect of, any shares of Cornerstone Common Stock, any other voting securities of Cornerstone or any Cornerstone subsidiary or any securities convertible into, or any rights, warrants or options to acquire, any such shares, voting securities or convertible securities (except to Cornerstone or a Cornerstone subsidiary) or effect any stock split, reverse stock split, stock dividend, recapitalization or similar transaction, except the foregoing shall not prohibit the issuance of Cornerstone Common Stock in connection with the conversion of any currently outstanding convertible preferred stock, Units or convertible notes;

       (iii) except for (A) regular quarterly dividends or distributions not in excess of $0.30 per share of Cornerstone Common Stock or per Unit, (B) regular annual dividends not in excess or $1.155 per share of preferred stock, (C) as required to maintain Cornerstone's REIT qualification or (D) the special dividend to be declared at closing described below, declare, set aside or pay any dividends on, or make any other distribution in respect of, its outstanding shares of capital stock or Units;

        (iv) directly or indirectly redeem, purchase or otherwise acquire any shares of its capital stock or the capital stock of its affiliates in an aggregate amount in excess of $10,000,000 or make any commitments for such action, except for the repurchase of shares from employees upon termination of employment pursuant to Cornerstone's existing stock plans;

        (v) merge or consolidate with any person;

        (vi) engage in any transaction or series of related transactions involving capital, securities or other assets or indebtedness of Cornerstone, a Cornerstone subsidiary, or any combination thereof in excess of $25,000,000;

       (vii) acquire by merging or consolidating with, or by purchasing all or a substantial portion of the equity securities or all or substantially all of the assets of, or by any other manner, any business or any corporation, partnership, limited liability company, joint venture, association, REIT, business trust or other business organization or division thereof or interest therein;

      (viii) sell, lease or otherwise dispose of any of its properties or any material assets or assign or encumber the right to receive income, dividends, distributions and the like;

        (ix) incur any indebtedness, issue or refinance any indebtedness or make any loans, advances or capital contributions to, or investments in, any other person or entity, excluding (A) an amendment to Cornerstone's and the Operating Partnership's principal line of credit as necessary to enable Cornerstone and the Operating Partnership to fund the costs of closing the Wilson Acquisition and (B) financial transactions undertaken by Cornerstone or its subsidiaries in accordance with their respective ordinary cash management practices such as investments or deposits in commercial paper, obligations of the United States of America or its agencies or instrumentalities, certificates of deposit, time deposits, repurchase agreements and similar financial arrangements;

        (x) make any loans in amounts that are in the aggregate material to Cornerstone or the Operating Partnership, or any loans, advances or capital contributions to, or investments in, any unaffiliated third party other than as contemplated by the Wilson Acquisition or in the ordinary course of business;

        (xi) make any tax election unless required by law or necessary to preserve Cornerstone's REIT status or the status of the Operating Partnership or of any other subsidiary as a partnership for federal income tax purposes;

       (xii) adopt any new employee benefit plan, incentive plan, severance plan, stock option or similar plan or amend any existing plan or rights, except such changes as are required by law or are necessary to accommodate the Wilson Acquisition;

      (xiii) change in any material manner any of its methods, principles or practices of accounting in effect at the date of the Contribution Agreement except as may be required by the Commission, applicable law or GAAP;

       (xiv) initiate or rescind any suit, litigation, proceeding, arbitration, investigation, audit or controversy relating to taxes, except in the case of settlements or compromises relating to taxes in an amount not to exceed, individually or in the aggregate, $2,000,000, or change any of its methods of reporting income or deductions for federal income tax purposes from those employed in preparation of its federal income tax return for the most recently completed taxable year;

       (xv) enter into or amend or otherwise modify any agreement or arrangement with persons that are affiliates or, as of the date hereof, executive officers or directors of Cornerstone or any subsidiary of Cornerstone; or

       (xvi) pay, discharge or satisfy any material amount of claims, liabilities or obligations, other than in the ordinary course or, in accordance with their terms, liabilities reflected or reserved against in, or contemplated by, the most recent consolidated financial statements of Cornerstone included in Cornerstone's quarterly report on Form 10-Q for the quarter ended March 31, 1998, or incurred in the ordinary course consistent with past practice, except such payment, discharge or satisfaction that will not have a material adverse effect on Cornerstone or the Operating Partnership.

    The Contribution Agreement also provides that, immediately prior to the closing, Cornerstone shall declare a special, pro rata dividend to its stockholders (and the Operating Partnership will make a corresponding distribution to its partners), so that, for Wilson Investors who receive shares of Cornerstone Common Stock or Units in the Wilson Acquisition, the rights to future dividends and distributions will accrue beginning on the closing date.

    CONTROL SHARE ACQUISITIONS

    Cornerstone has agreed to take all necessary steps to ensure that certain provisions of Nevada law will not apply to the issuance of shares of Cornerstone Common Stock in the Transaction. Pursuant to Sections 78.378 to 78.3793 of the Nevada General Corporation Law (the "NGCL"), an "acquiring person," who acquires a "controlling interest" in an "issuing corporation," may not exercise voting rights on any "control shares" unless such voting rights are conferred by a majority vote of the disinterested stockholders of the issuing corporation at an annual meeting or a special meeting of such stockholders held upon the request and at the expense of the acquiring person. In the event that the control shares are accorded full voting rights and the acquiring person acquires control shares with a majority or more of all the voting powers, any stockholder, other than the acquiring person, who does not vote in favor of authorizing voting rights for the control shares is entitled to demand payment for the fair value of his shares, and the corporation must comply with the demand. For purposes of the above provisions, "acquiring person" means (subject to certain exceptions) any person who, individually or in association with others, acquires or offers to acquire, directly or indirectly, a controlling interest in an issuing corporation. "Controlling interest" means the ownership of outstanding voting shares of an issuing corporation sufficient to enable the acquiring person, individually or in association with others, directly or indirectly, to exercise:
(i) one-fifth or more but less than one-third; (ii) one-third or more but less than a majority; and/or (iii) a majority or more of the voting power of the issuing corporation in the election of directors. Voting rights must be conferred by a majority of the disinterested stockholders as each threshold is reached and/or exceeded. "Control Shares" means those outstanding voting shares of an issuing corporation which an acquiring person acquires or offers to acquire in an acquisition or within 90 days immediately preceding the date when the acquiring person became an acquiring person. "Issuing corporation" means a corporation that is organized in Nevada, has 200 or more stockholders (at least 100 of whom are stockholders of record and residents of Nevada) and does business in Nevada directly or through an affiliated corporation. The above provisions do not apply if the articles of incorporation or bylaws of the corporation in effect on the 10th day following the acquisition of a controlling interest by an acquiring person provide that said provisions do not apply. Cornerstone's Articles of Incorporation and Bylaws currently do not exclude Cornerstone from the restrictions imposed by such provisions.

    AMENDMENT AND WAIVER

    The Contribution Agreement may be amended by an instrument in writing signed by the Cornerstone Parties and the Wilson Parties; provided that the Wilson Representative may propose or consent to amendments which are necessary or desirable in its reasonable business judgment to achieve the purposes of the Wilson Acquisition, so long as the economic and tax treatment results applicable to the shareholders of WW&A and the Wilson Investors are maintained in all material respects. The Wilson Representative has agreed with certain Wilson Investors not to consent to any amendment to the Contribution Agreement that would: (i) create personal liability for any of the Wilson Investors; (ii) reduce the Project Value of or withdraw any Fund Project or Other Project; or
(iii) create any material indemnity or other obligation of the Wilson Investors.

    EXPENSES

    All out-of-pocket expenses (including, without limitation, all fees and expenses of counsel, accountants, investment bankers, experts and consultants) incurred in connection with the Contribution Agreement and the transactions contemplated thereby will be paid by the party incurring such expenses. Notwithstanding the foregoing, the first $3,500,000 of Closing Costs (as defined below) will be paid by the Cornerstone Parties, and Closing Costs in excess of $3,500,000 will be borne equally by the Cornerstone Parties and the Wilson Parties. "Closing Costs" consist of the following costs incurred in connection with the completion of the Wilson Acquisition: (i) loan assumption fees and payment penalties, if any, and other costs and charges incurred in connection with the assumption by the Operating Partnership of the debt secured by the Wilson Projects; (ii) up to $200,000 of auditor's fees and expenses incurred by the Wilson Parties in the preparation of certain audited financial statements in connection with the Wilson Acquisition; (iii) recording fees and costs, transfer taxes, title insurance premiums and fees and costs required for the conveyance of the Interests and the Wilson Projects to the Cornerstone Parties; and (iv) expenses incurred in making any necessary filings under the HSR Act.

    REPRESENTATIONS AND WARRANTIES

    The Contribution Agreement contains various customary representations and warranties on the part of the Wilson Parties and the Cornerstone Parties relating to, among other things: (i) due incorporation and organization of the Wilson Parties, the Funds, the Project Entities and the Cornerstone Parties and similar corporate and organizational matters; (ii) the authorization, execution, delivery and enforceability of the Contribution Agreement and other agreements contemplated thereby; (iii) certain financial statements of the Wilson Parties, the Funds and the Project Entities; (iv) reports filed by Cornerstone under the Exchange Act; (v) the conduct of business in the ordinary course and the absence of certain changes or events that would have a material adverse effect on the Wilson Projects or the business, results of operations or prospects of the Wilson Parties, the Funds, the Project Entities or the Cornerstone Parties; (vi) the Wilson Projects and Cornerstone's properties, including title; (vii) liabilities and indebtedness; (viii) certain material contracts; (ix) environmental matters; (x) retirement and other employee benefit plans; (xi) litigation; and (xii) taxes.

    In the Contribution Agreement, representations with respect to the Wilson Projects, Project Entities and Funds are made severally by the WW&A affiliate serving as a general partner or manager of the related entity (each, a "GP Party"). Upon receipt of the requisite consents from Wilson Investors with respect to a Wilson Project, pursuant to such consents, the related Project Entity, rather than such GP Party, has been deemed to have made such representations and warranties, which means that the Project Entity will be liable for inaccurate representations and warranties to the extent not otherwise limited by the Contribution Agreement, and which may entitle the GP Party to exculpation or indemnification with respect to such representations and warranties under the partnership or operating agreements for that Project Entity.

    If either the Wilson Parties or the Cornerstone Parties discover before closing that any of the representations or warranties of the other party have been inaccurately made and the inaccuracy or inaccuracies would result in an aggregate loss or liability of more than 3% of the sum of the Project Values for all Wilson Projects included in the Wilson Acquisition plus $5,000,000 (estimated to be approximately $53,000,000, subject to certain adjustments), the affected party may elect to terminate the Wilson Acquisition. If certain representations and warranties of WW&A are discovered to have been inaccurately made, and such occurrence would result in a loss or liability to the Cornerstone Parties in excess of 15% of the WW&A Company Value, then, at either the election of the Cornerstone Parties or the Wilson Parties (provided that the Wilson Parties have not caused the inaccuracy through their breach of the Contribution Agreement or through intentional action or omission), the Wilson Acquisition may be terminated. If certain representations and warranties of the Wilson Parties with respect to a Wilson Project or a Project Entity are discovered to have been inaccurately made, and such occurrence would result in a loss or liability to the Cornerstone Parties in excess of the greater of (A) $500,000 or
(B) 1% of the related Project Value, then, at the Cornerstone Parties' election, the Project Value will be reduced by an amount equal to the full amount of such loss or liability. Similarly, if certain representations and warranties of WW&A are discovered to have been inaccurately made, and such occurrence would result in a loss or liability to the Cornerstone Parties exceeding the greater of (A) $500,000 or (B) 1% of the WW&A Company Value, then, at the Cornerstone Parties' election, the WW&A Company Value will be reduced by an amount equal to the full amount of such loss or liability. If certain representations and warranties of the Wilson Parties with respect to a Wilson Project or a Project Entity are discovered to have been inaccurately made, and such occurrence would result in a loss or liability to the Cornerstone Parties in excess of 15% of the related Project Value, then, at the election of either the Cornerstone Parties or the Wilson Parties (provided that the Wilson Parties have not caused the inaccuracy through their breach of the Contribution Agreement or intentional action or omission), the Related Project may be withdrawn from the Wilson Acquisition. If either the Wilson Parties or the Cornerstone Parties discover before the closing that a representation or warranty of the other parties has been inaccurately made, and do not elect to terminate the Wilson Acquisition or invoke a price adjustment, the discovering parties will be deemed to have proceeded to close the Wilson Acquisition subject to, and will have no further rights, indemnification or recourse with respect to, the inaccuracy.

    INDEMNIFICATION

    The Contribution Agreement provides for each of the Wilson Parties and the Cornerstone Parties to indemnify the other parties from liabilities resulting from, among other things: (i) any inaccuracy in any representation made by, or the failure to comply with any agreement of, the indemnifying party set forth in the Contribution Agreement or any other agreement entered into in connection with the Wilson Acquisition (each, an "Acquisition Agreement"); (ii) any untrue or misleading statement made by the indemnifying party in the Confidential Information Statement, Solicitation of Consents and Private Placement Memorandum delivered to the Wilson Investors or in this Proxy Statement; (iii) any breach by the indemnifying party of its fiduciary duties; or (iv) any document filed or to be filed with any governmental authority by or on behalf of the indemnifying party or any other document prepared or distributed by the indemnifying party in connection with the Wilson Acquisition (excluding any information provided by the other party for inclusion in any such document).

    With certain exceptions, neither the Cornerstone Parties nor the Wilson Parties are entitled to make a claim for indemnification unless the total amount of all claims by such indemnified parties exceeds, in the aggregate, a threshold amount (the "Threshold Amount") equal to 50% of the Holdback Amount (as defined below), which Threshold Amount is a deductible and is estimated to be approximately $18,000,000. The Threshold Amount is a deductible amount, and the indemnification obligation of the indemnifying parties will not include the Threshold Amount but will include all other losses subject to indemnification. To the extent the total claims against the Cornerstone Parties exceed the Threshold Amount, their liability for losses and liabilities will be limited, with certain exceptions, to an amount (the "Holdback Amount") equal to 2% of the sum of (A) the WW&A Company Value and (B) the aggregate Project Values of all Wilson Projects or portions thereof (other than the Agoura Hills and Concar projects and any Approved Additional Project) which are ultimately included in the Wilson Acquisition plus, in the case of WW&A, an additional amount of $5,000,000 for certain claims against WW&A. The Wilson Parties shall not, with certain exceptions, be liable for losses and liabilities in excess of the Holdback Amount, except to the extent of any cash, Units or shares remaining in the Investor Indemnity Escrow Fund or the Escrow Fund (each is hereinafter defined). The Holdback Amount is presently estimated to be approximately $36,000,000. All claims for indemnification, with certain exceptions, must be filed by the first anniversary of the closing of the Wilson Acquisition.

    As security for any payments which may be required from the Wilson Parties under their indemnification obligations and to provide for the payment of out-of-pocket costs incurred by the Wilson Representative in prosecuting, defending and administering claims, the Contribution Agreement provides for: (i) Consideration otherwise payable to the WW&A shareholders and the Wilson Investors in an amount equal to the Holdback Amount to be held back and retained in an escrow account (the "Investor Indemnity Escrow Fund"); (ii) $500,000 of Consideration otherwise payable to the Wilson Investors and WW&A shareholders to be held back and retained in a second escrow account (the "Wilson Representative Escrow Fund"); and (iii) shares valued at $5,000,000 otherwise payable to the WW&A shareholders to be held back and retained in a third escrow account (the "WW&A Escrow Fund"). The Investor Indemnity Escrow Fund, the Wilson Representative Escrow Fund and the WW&A Escrow Fund are referred to herein collectively as the "Escrow Funds." The required deposit from the WW&A shareholders and the Wilson Investors to the Investor Indemnity Escrow Fund and the Wilson Representative Escrow Fund will be in the form of cash, Units and shares of Cornerstone Common Stock (with Units and shares valued at the Effective Price), and the required deposit from the WW&A shareholders to the Investor Indemnity Escrow Fund, the Wilson Representative Escrow Fund and the WW&A Escrow Fund will be in the form of shares of Cornerstone Common Stock (valued at the Effective Price). The amounts to be withheld in the Investor Indemnity Escrow Fund will be apportioned among the Wilson Investors and the WW&A Shareholders in proportion to the total Consideration each receives in the Wilson Acquisition, including the shares received by WW&A shareholders in the Merger. The amounts to be withheld in the Wilson Representative Escrow Fund will be apportioned among the Investors and the WW&A shareholders in proportion to the total Consideration each receives in the Wilson Acquisition. The amounts to be withheld in the WW&A Escrow Fund will be apportioned among the WW&A shareholders in proportion to the shares of Cornerstone Common Stock each receives in the Merger. For purposes of any payments out of the Escrow Funds, Units and shares will be valued based on the 10-day market price average immediately preceding such payment. Such a valuation based on current market values, as opposed to the Effective Price, may alter the relative proportions of cash to shares and Units remaining in the Escrow Funds at any time.

    Interest, dividends and distributions (other than from stock splits) received with respect to cash, shares and Units held in the Escrow Funds will be distributed to the Wilson Investors and WW&A shareholders currently, and the Wilson Investors and WW&A shareholders will retain all voting rights with respect to shares and Units in the Escrow Funds. The Escrow Funds will be held with and administered by an escrow agent (the "Escrow Agent") under the terms of an Escrow Agreement in substantially the form attached as an exhibit to the Contribution Agreement (the "Escrow Agreement") to be entered into at the closing by the Cornerstone Parties and the Wilson Representative (on behalf of the Wilson Investors).

    To the extent not required to resolve pending claims, all cash, shares and Units then remaining in the Investor Indemnity Escrow Fund and the WW&A Escrow Fund will be distributed to the Wilson Investors and the WW&A shareholders, as applicable, promptly following the first anniversary of the date of the closing of the Wilson Acquisition. Upon the resolution of the last of the claims filed by the anniversary date and payment of all costs thereof, all remaining cash, shares and Units in the Escrow Funds will be similarly distributed. The fees and costs of administering the Escrow Funds will be paid by Cornerstone, provided that the WW&A shareholders and the Wilson Investors will jointly be liable for 50% of the losses and liabilities (payable out of the amounts on deposit in the Escrow Funds) associated with customary indemnification of the Escrow Agent and similar costs. In addition, the WW&A shareholders and the Wilson Investors will be responsible for paying the out-of-pocket fees and expenses of the Wilson Representative incurred in administering the Escrow Agreement and prosecuting, defending and resolving any related claims to the extent the amounts in the Wilson Representative Escrow Fund are insufficient to pay such costs.

ROCKWOOD TRANSACTION

    To facilitate the inclusion in the Wilson Acquisition of the Pruneyard, Gateway, Golden Bear Center, Apple Building, Centerside II and Scottsdale Centre projects (the "Rockwood Projects"), on June 23, 1998, WWA Investors purchased all of the interests not owned by WW&A affiliates (the "Rockwood Interests") in the six Project Entities which own the Rockwood Projects (the "Rockwood Project Entities"). All of the remaining Interests in the Rockwood Project Entities (the "Other Rockwood Interests") are owned by two of the Funds (Office Opportunity Fund I, L.P. ("Fund-I") and Office Opportunity Fund II, L.P.("Fund-II") and certain GP Parties acting as general partners or managers of those entities. WWA Investors used the proceeds of a loan from the Operating Partnership (the "Rockwood Loan") to fund the purchase and certain related costs. The Rockwood Loan provides that all excess distributable cash payable to WWA Investors with respect to the Rockwood Interests will be paid to the Operating Partnership and applied first to the accrued interest on the loan, with the balance retained as a participation payment, except that certain distributable cash in respect of the Rockwood Projects' cash balances and certain proceeds of an existing construction loan for the Pruneyard Project (expected to be approximately $4,250,000) will be applied prior to the closing of the Wilson Acquisition to reduce the principal balance of the Rockwood Loan. If the Wilson Acquisition does not close, the Rockwood Loan will become due on December 31, 1999, and the parties will have other rights and obligations as set forth in the Rockwood Loan documents.

    Upon the closing of the Wilson Acquisition, WWA Investors will contribute the Rockwood Interests to the Cornerstone Parties and, in exchange therefor, will be relieved from all obligations under the Rockwood Loan. Fund-I, Fund-II and the GP Parties having Interests in the Rockwood Project Entities will contribute the Other Rockwood Interests and, pursuant to special allocation provisions accepted by WWA Investors, will receive all of the net Consideration payable with respect to the Rockwood Projects (including any Pruneyard Additional Consideration which may become payable after the closing, as described above), after deducting the outstanding principal balance of the Rockwood Loan and a fee equal to 1% of the amount paid for the Rockwood Interests (approximately $750,000) payable to WWA Investors for arranging the Rockwood transaction for the benefit of the Fund-I and Fund-II Investors.

    The Consideration payable with respect to the Other Rockwood Interests will be subject to adjustment as follows: it will be (i) INCREASED by an amount equal to 50% of the closing costs for the acquisition of the Rockwood Interests paid by WWA Investors from the proceeds of the Rockwood Loan; (ii) INCREASED by an amount equal to the aggregate proration debit, if any, paid by WWA Investors out of the proceeds of the Rockwood Loan to the former owners of the Rockwood Interests; (iii) DECREASED by the amount of the aggregate proration credit, if any, received by WWA Investors in connection with the purchase of the Rockwood Interests; (iv) DECREASED by 50% of the amounts credited to the buyer of the Rockwood Interests for a mitigation fee at Golden Bear Center; (v) DECREASED by amounts paid to Christopher Meany under his incentive compensation arrangement with Fund-I with respect to the Pruneyard Shopping Center; and (vi) DECREASED by $1,500,000 with respect to an agreed-upon adjustment if by the closing of the Wilson Acquisition the Operating Partnership has not received a distribution of refinancing proceeds in that amount under the Rockwood Loan documents. Further, the Operating Partnership will credit or pay to the owners of the Other Rockwood Interests at the closing an amount equal to 50% of the difference between: (i) the Lease Costs and Capital Expenditures payable by the owners of the Rockwood Interests under the Contribution Agreement for the period after April 1, 1998 until the closing of the Wilson Acquisition; and (ii) the amount paid by or credited against the sellers of the Rockwood Interests for Lease Costs and Capital Expenditures for the period after April 1, 1998 until the closing of the purchase of the Rockwood Interests. The foregoing adjustments are intended to provide to the Cornerstone Parties upon closing of the Wilson Acquisition the benefits and burdens of the ownership of the Rockwood Interests from June 23, 1998, as if the Cornerstone Parties had acquired the Rockwood Interests from the sellers. If a Rockwood Project is withdrawn from the Wilson Acquisition, the foregoing additional adjustments and payments will be modified as described in the Contribution Agreement.

    Due primarily to the favorable pricing to the buyer associated with a purchase of the Rockwood Projects in their entirety and the timing and certain advantages obtained by the sellers of the Rockwood Interests in closing their sale without waiting for the Wilson Acquisition closing, a favorable differential exists between the price that WWA Investors paid for the Rockwood Interests and the Consideration which would have been payable for those Interests in the Wilson Acquisition (calculated at $17.25 per share and per Unit). As a result of that favorable differential and WWA Investors' decision to forego any net Consideration (beyond receipt of the 1% facilitation fee), the aggregate Consideration payable with respect to the Rockwood Projects to the Fund-I and Fund-II Investors and the GP Parties having Interests in the Rockwood Project Entities will be greater than it would have been had the WWA Investors not purchased the Rockwood Interests and instead the owners of the Rockwood Interests had contributed those Interests to the Operating Partnership as a part of the Wilson Acquisition.

RESALE OF CORNERSTONE COMMON STOCK; REGISTRATION RIGHTS AGREEMENT

    RESTRICTED SECURITIES

    Shares of Cornerstone Common Stock and Units delivered at the closing of the Wilson Acquisition will be issued in a transaction exempt from registration under state and federal securities laws pursuant to one or more private offering exemptions. Such securities are "restricted securities" within the meaning of federal securities laws and generally cannot be resold without registration or an exemption from registration. In particular, under the federal securities laws, Wilson Investors who attempt public resales of any shares received in the Wilson Acquisition, without registration or compliance with Rule 144 (as described below), will be at risk of violating the resale limitation provisions of the registration exemption under which the shares were issued to them. In addition, persons who are affiliates of an issuer (i.e., persons who directly or indirectly control, are controlled by or are under common control with the issuer) are at risk of violating the federal securities laws whenever they resell, without registration, any shares of the issuer, whether or not such shares are restricted securities.

    Rule 144 under the Securities Act is a non-exclusive safe harbor which sets forth conditions under which, without registration, affiliates and non-affiliates may resell restricted securities and affiliates may publicly resell any securities of the affiliated issuer. Pursuant to Rule 144, each Wilson Investor receiving shares of Cornerstone Common Stock in the Wilson Acquisition will be able to sell such shares one year after they receive them, so long as such Wilson Investor does not sell, in any three-month period, more than the greater of 1% of the outstanding shares of Cornerstone Common Stock or an amount equal to the average weekly trading volume of Cornerstone Common Stock for the four weeks preceding the filing with the Commission of a related notice of sale on Form 144 and such Wilson Investor complies with the other requirements of Rule 144, including requirements that certain current information about Cornerstone be publicly available and that the sales be made in standard broker transactions. Wilson Investors receiving shares of Cornerstone Common Stock in the Wilson Acquisition generally will be able to sell such shares without regard to the volume limitations and other requirements of Rule 144 beginning two years after they receive such shares, unless they are or have been affiliates of Cornerstone. Affiliates of Cornerstone will continue to be subject to the volume limitations on unregistered sales and certain other requirements of Rule 144 following the expiration of the two-year period. Holding periods under Rule 144 commence only when a holder receives shares of Cornerstone Common Stock; that is, in the case of shares received on redemption of Units, the holding period will not commence until the date of receipt of the shares.

    LOCK-UP PROVISIONS

    Generally, the Registration Rights Agreement restricts the Wilson Investors and the WW&A shareholders from transferring their shares of Cornerstone Common Stock or Units for one year from the closing of the Wilson Acquisition (three years in the case of William Wilson III, and two years in the case of certain other members of WW&A's management). Such restrictions are subject, however, to:
(i) the permitted transfers and partial release provisions described below in the case of Mr. Wilson and certain other members of WW&A's management; (ii) the general qualification that all lock-up provisions terminate upon the occurrence of a "change in control" (as defined below) of Cornerstone; and (iii) the qualification that, in the case of Mr. Wilson and certain other members of WW&A's management, all lock-up provisions will terminate in the event of such member's death or permanent disability or involuntary termination of employment with Cornerstone without cause (or, in the case of Mr. Wilson, his involuntary termination as Chairman of the Cornerstone Board without cause). As used in the Registration Rights Agreement, "change in control" means any of the following occurrences: (i) securities of Cornerstone representing twenty-five percent (25%) or more of the combined voting power of Cornerstone's then outstanding voting securities are acquired pursuant to a tender offer or an exchange offer; (ii) a merger or consolidation is consummated in which Cornerstone is a constituent corporation and which results in less than fifty percent (50%) of the outstanding voting securities of the surviving or resulting entity being owned by the persons who were the stockholders of Cornerstone immediately prior to the merger or consolidation; (iii) any person becomes the beneficial owner, directly, or indirectly, of securities of Cornerstone representing twenty-five percent (25%) or more of the combined voting power of Cornerstone's then outstanding securities; (iv) any person, other than Cornerstone, becomes the beneficial owner, directly or indirectly, through acquisition, merger, consolidation or otherwise of securities of the Operating Partnership representing twenty-five (25%) or more of the combined capital, profits or voting interests of the Operating Partnership; or (v) all or substantially all of the assets of Cornerstone or the Operating Partnership, or all or substantially all of Cornerstone's interest in the general or limited partnership interests in the Operating Partnership, are sold, liquidated or distributed, in one or more related transactions. Notwithstanding the foregoing, "change in control" shall in no event refer to any of the foregoing if, as a result thereof, control of Cornerstone is held by a person who is an affiliate of Cornerstone as defined in the Exchange Act, as of the date hereof, or who owns securities of Cornerstone representing twenty-five percent (25%) or more of the combined voting power of Cornerstone's outstanding voting securities as of the date hereof. Prior to the end of the applicable lock-up period, the holders of shares and Units issued in connection with the Wilson Acquisition will not be permitted to offer, sell or otherwise dispose of such shares or Units, directly or indirectly, except that they may dispose of shares or Units (subject, in the case of Units, to any applicable restrictions contained in the Operating Partnership Agreement) pursuant to a pledge, grant of security interest or other encumbrance effected in a bona fide transaction with an unrelated pledgee which is a bank or other bona fide financial institution and which is an "accredited investor" under the Securities Act. In addition, during their applicable lock-up periods, Mr. Wilson and certain other members of WW&A's management may transfer shares or Units to members of their immediate families, or trusts or other entities solely or primarily for the benefit of members of their immediate family, and to charitable institutions; provided that in the case of transfers to charitable institutions the transferor must retain at least one-half of the shares and Units such person receives at the closing. Any shares or Units which are pledged or transferred pursuant to the preceding two sentences will remain subject to the Registration Rights Agreement, and any transferee (including any pledgee who acquires such shares or Units upon foreclosure) will be required to agree in writing to the lock-up provisions of the Registration Rights Agreement.

    Certain shares and Units issued to Wilson Investors will be released from the lock-up provisions prior to expiration of the applicable restricted periods as follows: (i) 20% of Mr. Wilson's shares and Units will be released two years after the closing; and (ii) 20% of the shares and Units of certain other members of WW&A's management will be released 18 months after the closing.

    REGISTRATION RIGHTS

    The Registration Rights Agreement requires Cornerstone to file with the Commission, within 60 days following the closing of the Wilson Acquisition, a shelf registration statement covering: (i) the issuance by Cornerstone of all shares of Cornerstone Common Stock issuable upon the redemption of Units issued in the Wilson Acquisition; (ii) the public resale of all restricted securities issued in the Wilson Acquisition; and (iii) the public resale by Wilson Investors who are affiliates of Cornerstone of shares of Cornerstone

Common Stock in transactions in which such public resales would otherwise be subject to the limitations of Rule 144. So long as Cornerstone maintains the effectiveness of such shelf registration statement, which it is required to do until all transactions covered by the shelf registration statement have occurred, Wilson Investors who receive shares of Cornerstone Common Stock at the closing or upon redemption of Units, whether affiliates or non-affiliates, will be able to resell those shares and redeem those Units free of the volume and other limitations of Rule 144, subject, however, to the right of Cornerstone under the Registration Rights Agreement to impose various blackout periods (for instance, while Cornerstone is engaged in a stock-based acquisition).

    It is expected that resales of shares by Wilson Investors under the shelf registration statement ordinarily will be effected through standard market transactions, which may include negotiated purchases, block trades or other non-underwritten, brokered sales. However, the Registration Rights Agreement also grants Wilson Investors certain rights to initiate or participate in underwritten public distributions of Cornerstone Common Stock. Under their "demand" rights, Wilson Investors may require Cornerstone to undertake, under the shelf registration statement, and use commercially reasonable efforts to support an organized or underwritten offering of shares, including participation by Cornerstone executives in a "road show" and similar presentations in connection with such underwritten offerings. Such a demand offering imposes a greater burden on Cornerstone than that required to maintain the shelf registration statement for standard market transactions. Such demand offerings must be initiated by holders of at least 5% of the shares which then remain covered by the Registration Rights Agreement (subject to certain exclusions) and must be for an offering of shares of at least $40 million (based on then current trading prices of Cornerstone Common Stock). Wilson Investors may not require Cornerstone to effect more than one demand offering in any twelve-month period or more than eight demand offerings overall. Under their "piggyback" rights, Wilson Investors may have their shares included in other registrations (including underwritten offerings) which Cornerstone may file on its own behalf or on behalf of other stockholders. Both the "demand" and "piggyback" rights are subject to blackout periods which Cornerstone may impose and may also be affected by certain priority rights of other parties which hold similar registration rights pursuant to other registration rights agreements entered into prior to the date of the Contribution Agreement.

    VOTING IN SUPPORT OF PGGM

    By becoming a party to the Registration Rights Agreement, each Wilson Investor will agree, during the period in which the shares of Cornerstone Common Stock owned by such Wilson Investor are subject to lock-up restrictions as described above and so long thereafter as such Wilson Investor continues to hold such shares, and provided PGGM and its affiliates own in the aggregate 5% or more of the Cornerstone Common Stock: (i) to vote for the individuals designated by PGGM for nomination by the Cornerstone Board for election as directors; (ii) to use commercially reasonable efforts to cause William Wilson III and the other Wilson Directors not to unreasonably withhold their approval of any of the individuals designated by PGGM for nomination by the Cornerstone Board for election as directors and to approve in all cases any nominee who is an employee, officer or director of PGGM or DIHC; and (iii) not to vote to repeal or amend the provisions of the Amended and Restated Bylaws of Cornerstone relating to the special nominating rights accorded to PGGM.

    The foregoing description is only a general summary of the Registration Rights Agreement, and it is qualified in its entirety by the terms of the Registration Rights Agreement attached as Annex B hereto.

REGULATORY APPROVALS REQUIRED

    Under the Contribution Agreement, the obligations of both the Wilson Parties and the Cornerstone Parties to complete the Wilson Acquisition are conditioned upon the receipt of all required regulatory approvals. Under the HSR Act and the rules promulgated thereunder by the FTC, the Merger may not be consummated unless notification has been given and certain information has been furnished to the FTC and the Antitrust Division and the waiting period has expired or been terminated early. Pursuant to the HSR Act, on September 28, 1998, and October 5, 1998, Cornerstone and WW&A, respectively, filed a Notification and Report Form with the FTC and the Antitrust Division for review in connection with the Merger. The 30-day waiting period under the HSR Act applicable to the Merger was terminated early by the FTC on October 19, 1998. Notwithstanding the termination of the waiting period, there can be no assurance that the Merger will not be investigated or opposed by the FTC or the Antitrust Division.

ACCOUNTING TREATMENT OF THE WILSON ACQUISITION

    The Wilson Acquisition will be accounted for under the "purchase" method of accounting, pursuant to which the assets and liabilities of WW&A and the other entities acquired by Cornerstone will be adjusted to their respective fair values and included with those of Cornerstone as of the closing date of the Wilson Acquisition. Consolidated financial statements of Cornerstone issued after the closing date will reflect such values and will not be restated retroactively to reflect the historical financial position or results of operations of WW&A or any of the Wilson Projects. Certain third-party fee businesses of WW&A and the Pruneyard Hotel will be owned by Cornerstone through subsidiaries that will be accounted for under the equity method.

APPROVAL OF LIMITED PARTNERS OF THE OPERATING PARTNERSHIP

    Cornerstone, as the general partner of the Operating Partnership, intends to submit the Merger to the limited partners of the Operating Partnership for their approval in connection with its submission to such limited partners of certain amendments to the Operating Partnership Agreement. On the proposal to approve the Merger, Cornerstone will vote the partner interests in the Operating Partnership that it owns in proportion to the votes in favor and votes against cast by the Cornerstone stockholders on the proposal to approve the Wilson Issuance at the Special Meeting.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES

    The Wilson Acquisition has been structured so that Wilson Investors receiving only Units in exchange for their Interests generally should not recognize gain or loss for federal income tax purposes as a result of such receipt, except to the extent that (A) the "disguised sale" rules of the Code may apply or (B) a Wilson Investor is considered to receive an actual or deemed distribution of money from a net reduction in such Wilson Investor's share of liabilities resulting from the exchange that exceeds such Wilson Investor's tax basis in his Interest. In order to reduce the potential for, and provide affected Wilson Investors with a means of avoiding, such adverse tax consequences, the Contribution Agreement provides that (A) the Operating Partnership will maintain a minimum of $50,000,000 of recourse indebtedness at all times until January 1, 2010, unless waived by a majority-in-interest (based on the amount of Operating Partnership recourse debt with respect to which such Wilson Investor has agreed to bear the risk of loss) of those Wilson Investors who have undertaken deficit capital account restoration obligations, and (B) the Operating Partnership has agreed to cooperate in permitting Wilson Investors with negative capital accounts to maintain "bottomside" guarantees of Operating Partnership indebtedness or take on liability for deficit capital account restoration obligations, and thereby avoid a taxable reduction in the Wilson Investor's share of partnership liabilities as a result of the Wilson Acquisition. In addition, Cornerstone has agreed that during the term of the existing nonrecourse indebtedness secured by the Bixby Ranch project, it will maintain an amount of nonrecourse indebtedness equal to or in excess of the principal amount of such existing indebtedness (approximately $19.6 million) and thereafter it will maintain sufficient nonrecourse indebtedness secured by such project to accommodate a deficit capital account restoration obligation for Bixby Ranch Company's negative capital account. Wilson Investors receiving shares of Cornerstone Common Stock or cash as partial consideration for their Interests will immediately recognize gain or, subject to certain limitations, loss in the Wilson Acquisition.

    Substantially all of the Wilson Projects will have built-in gain (I.E., a Project Value in excess of the Wilson Project's adjusted tax basis at the time it is acquired by the Operating Partnership) which could produce taxable gain for Wilson Investors having Interests in such projects upon certain taxable dispositions of the projects. The Contribution Agreement places certain restrictions on the sale of certain of the Wilson Projects with built-in gain. The Cornerstone Parties have agreed until after December 31, 2009 not to sell seven Wilson Projects (and any properties received in exchange therefor) in any transaction with adverse tax consequences to certain Wilson Investors. With respect to the remaining 45 Wilson Projects other than PeopleSoft Plaza and Seaport Plaza (and any properties received in exchange therefor), the Cornerstone Parties have agreed until after December 31, 1999 not to sell any such projects in a transaction with adverse tax consequences to certain Wilson Investors and thereafter to limit such taxable sales of such properties so that the recognized built-in gain in such properties does not exceed, annually on a cumulative basis, 10% of the aggregate built-in gain of all Wilson Projects in this category determined as of the closing of the Wilson Acquisition. The restriction, as to both the first and second category of Wilson Projects, does not apply to (A) a tax-free exchange pursuant to Section 1031 of the Code or any other transaction that does not result in recognition of taxable income or gain or (B) a transfer of an otherwise covered Wilson Project by means of a foreclosure or a deed in lieu of foreclosure as a result of a bona fide default with respect to indebtedness secured by such Wilson Project. The foregoing restrictions may be waived by (A) the Wilson Representative for transactions with respect to properties in the second category that are entered into prior to January 1, 2000, and (B) a majority-in-interest (based on the amount of built-in gain, if any, that each affected Wilson Investor would recognize) of those Wilson Investors which would recognize built-in gain as a result of a breach or waiver of such covenant or restriction for any transactions involving properties in the second category entered into on and after January 1, 2000 and any transaction, whenever occurring, with respect to properties in the first category.

    To assist Cornerstone in becoming a "domestically controlled REIT" under the Code, Article 9 of Cornerstone's Articles of Incorporation provides that shares of Cornerstone's stock will not be transferred by any "U.S. Person" to any "Non-U.S. Person" if such transfer would cause such Non-U.S. Person to exceed the "Non-U.S. Ownership Limit." Shares of stock acquired in excess of the Non-U.S. Ownership Limit will be deemed to be transferred to Cornerstone as trustee for the benefit of the person to whom the Non-U.S. Person who acquired the excess shares later transfers such shares. In addition, excess shares will be deemed to have been offered for sale to Cornerstone or its designee at their "fair market value" for a 90-day period. Article 9 does not apply, however, to involuntary transfers by any U.S. Person by operation of law or pursuant to death, a merger or sale of substantially all of the assets of such person, bankruptcy or pledges of security. Article 9 is designed to limit the ownership of Cornerstone Common Stock by Non-U.S. Persons and thereby assist Cornerstone in becoming, and thereafter remaining, a "domestically controlled REIT" under the Code. Status as a domestically controlled REIT may be beneficial to certain stockholders who are nonresident alien individuals, foreign corporations, foreign partnerships, foreign trusts, or foreign estates and who hold or have held substantial positions in Cornerstone Common Stock. Cornerstone has agreed to waive the provisions of Article 9 with respect to the transfer of shares of Cornerstone Common Stock by certain Wilson Investors affiliated with the Government of Singapore to their non-U.S. affiliates within 18 months after the completion of the Wilson Acquisition.

    The Merger is expected to qualify as a reorganization for federal income tax purposes so that no gain or loss will be recognized by Cornerstone stockholders as a result of the Merger. Neither the Merger itself, nor the acquisition by Cornerstone and the Operating Partnership of substantially all of the properties and business operations of WW&A and its affiliates in the Wilson Acquisition, is expected to have any adverse effect on Cornerstone's ability to continue to qualify for taxation as a REIT under the Code.

                   CORNERSTONE AND THE OPERATING PARTNERSHIP

    Cornerstone is a self-advised equity REIT with interests in 21 Class A office properties comprising approximately 11,400,000 rentable square feet. Cornerstone's properties are located in 11 metropolitan areas throughout the United States: Atlanta, Boston, Charlotte, Chicago, Denver, Minneapolis, New York City, San Francisco, Santa Monica, Seattle and Washington D.C. and surrounding suburbs. All of the properties were built between 1979 and 1991. Cornerstone's strategy is to own Class A office properties in prime central business district locations and major suburban office markets in U.S. metropolitan areas. Class A office properties are generally considered to be those that have the most favorable locations and physical attributes, attract premium rents and experience the highest tenant retention rates within their markets.

    Cornerstone focuses its professional and executive staff on the execution of its acquisition and management strategy, including market research, budgeting, leasing, capital planning, finance and asset management. Cornerstone engages prominent regional or national third-party management companies to provide day-to-day property management functions at the local level. In all cases, Cornerstone retains full responsibility for capital planning, budgeting, leasing, major tenant relationships, financing and strategic initiatives with respect to its properties. Following completion of the Wilson Acquisition, Cornerstone anticipates transitioning to internal day-to-day property management, facilitated by the addition of WW&A personnel with significant property management experience to the Cornerstone management team.

    In January 1998, Cornerstone converted its corporate structure into an umbrella limited partnership REIT ("UPREIT") through the Operating Partnership. Under the UPREIT structure, all of Cornerstone's interests in the properties are held by or through the Operating Partnership, of which Cornerstone is the sole general partner. The UPREIT structure provides Cornerstone with more flexibility in accessing equity capital in connection with its acquisition strategy by allowing Cornerstone to acquire properties in transactions that allow the seller tax-deferred treatment through the issuance of Units to the seller. At the request of a Unitholder, each Unit may be redeemed for cash, or, at the election of Cornerstone, for one share of Cornerstone Common Stock. As of November 9, 1998, Cornerstone owned directly or indirectly 96.1% of the outstanding Units.

    The principal executive offices of Cornerstone are located at Tower 56, 126 East 56th Street, New York, NY 10022, and its telephone number at that location is (212) 605-7100. Cornerstone was incorporated under the laws of the State of Nevada in May 1981.

                          WW&A AND THE WILSON PROJECTS

    WW&A was founded by William Wilson III in 1978. WW&A is a fully integrated real estate company engaged in the business of acquiring, investing in, financing, developing, leasing and managing urban and suburban office and other projects in the Western United States, with a primary focus in the San Francisco Bay area. The WW&A real estate business consists of the acquisition, development, construction management, leasing, tenant improvement, asset management and administrative functions, which are provided directly by WW&A, and the real estate properties and property interests owned by WW&A and its affiliates, which are held through multiple single-purpose entities. Interests in 51 of the Wilson Projects are owned by the Funds. Each of the Funds has Wilson Investors as its limited partners and an affiliate of WW&A as its general partner. With the exception of certain specified assets, which the parties have agreed to exclude from the Wilson Acquisition for various reasons, all of the office building assets which are owned by WW&A affiliates are subject to the Wilson Acquisition.

                     SELECTED FINANCIAL AND OPERATING DATA

    The following tables set forth: (i) selected historical and unaudited pro forma consolidated financial data for Cornerstone; (ii) selected historical financial data for WW&A; and (iii) selected historical financial data for the Pruneyard Hotel for the periods and as of the dates indicated. The selected and pro forma financial data of Cornerstone should be read in conjunction with and is qualified in its entirety by the consolidated financial statements and the related notes thereto of Cornerstone included in the documents described under "Where You Can Find More Information," the historical financial statements of WW&A and the Pruneyard Hotel included elsewhere in this Proxy Statement and pro forma financial statements of Cornerstone and related notes thereto included elsewhere in this Proxy Statement. The following data should also be read in conjunction with the information set forth in the respective "Management's Discussion and Analysis of Financial Condition and Results of Operations" included or incorporated by reference in this Proxy Statement. The selected consolidated operating and balance sheet data of Cornerstone as of and for the years ended December 31, 1993 through 1997 have been derived from Cornerstone's audited financial statements. The selected financial data of Cornerstone at June 30, 1998 and 1997, and for the six months ended June 30, 1998 and 1997, is derived from unaudited financial statements of Cornerstone incorporated by reference herein and include all adjustments consisting of only normal recurring adjustments that Cornerstone management considers necessary for a fair presentation of the financial position and results of operations for these periods. The selected financial data of WW&A and the Pruneyard Hotel for the years ended December 31, 1994 through 1997 for operating data and as of December 31, 1997 and 1996 for balance sheet data have been derived from audited financial statements of WW&A and the unaudited financial statements of the Pruneyard Hotel included in this Proxy Statement. The selected financial data of WW&A and the Pruneyard Hotel as of December 31, 1995, 1994 and 1993 and for the years ended December 31, 1994 and 1993, and as of and for the six months ended June 30, 1998 and 1997, are derived from the respective unaudited financial statements of WW&A and the Pruneyard Hotel and include all adjustments consisting of only normal recurring adjustments that WW&A management considers necessary for a fair presentation of the financial position and results of operations for these periods. Operating results for the six months ended June 30, 1998 are not necessarily indicative of the results of operations expected for the entire year ended December 31, 1998.

    The unaudited selected pro forma operating data are presented as if: (i) the Transaction; (ii) the public offerings of Cornerstone Common Stock in April 1997 and February 1998; (iii) the conversion of the 8% Preferred Stock; (iv) Cornerstone's repayment of a $32,500,000 term loan from Deutsche Bank AG; (v) the DIHC Acquisition; and (vi) the acquisition of six properties and the sale of one property in 1997 and 1998 had occurred on January 1, 1997. The unaudited selected pro forma balance sheet data are presented as if the Transaction had occurred on June 30, 1998. The pro forma data are not necessarily indicative of the results of operations or the consolidated financial position that would have resulted had the Transaction and the other aforementioned transactions been consummated at the dates indicated, nor are they intended to project Cornerstone's results of operations or consolidated financial position for any future period or date.

    The pro forma data has been derived from and should be read in conjunction with the unaudited condensed consolidated pro forma financial statements included elsewhere in this Proxy Statement.

                     CORNERSTONE--HISTORICAL AND PRO FORMA
                                  (UNAUDITED)

                                                    AS OF AND FOR THE                       AS OF AND FOR THE
                                                SIX MONTHS ENDED JUNE 30,                YEAR ENDED DECEMBER 31,
                                            ---------------------------------  --------------------------------------------
                                                              HISTORICAL                              HISTORICAL
                                             PRO FORMA   --------------------   PRO FORMA   -------------------------------
                                               1998        1998       1997        1997        1997       1996       1995
                                            -----------  ---------  ---------  -----------  ---------  ---------  ---------

                                                               (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
OPERATING DATA:
Revenues:
  Office and parking rentals..............   $ 236,031   $ 156,540  $  68,691   $ 510,448   $ 159,828  $ 111,494  $  88,548
  Equity in earnings of unconsolidated
    entities..............................        (149)     (2,688)    --          15,977      --         --         --
  Interest and other income...............      17,421      14,194      4,564      18,328      14,083      5,414      3,839
                                            -----------  ---------  ---------  -----------  ---------  ---------  ---------
    Total Revenues........................     280,303     168,046     73,255     544,753     173,911    116,908     92,387
                                            -----------  ---------  ---------  -----------  ---------  ---------  ---------
Expenses:
  Building operating expenses.............      91,636      56,917     26,653     186,192      61,522     44,188     31,530
  Interest expense........................      69,908      31,667     14,990     139,527      33,977     31,735     30,722
  Depreciation and amortization...........      49,761      26,859     13,808      98,559      30,978     24,316     22,572
  General and administrative expense......      13,935       5,544      3,265      20,588       7,564      6,407      5,603
  Loss on sale of real estate assets......         212       2,197     --          --          --         --         --
  Unrealized (gain) loss on interest rate
    swap..................................      --          --            (99)        (99)        (99)    (4,278)     7,672
                                            -----------  ---------  ---------  -----------  ---------  ---------  ---------
    Total Expenses........................     225,502     123,184     58,617     444,767     133,942    102,368     98,099
                                            -----------  ---------  ---------  -----------  ---------  ---------  ---------
Income (loss) from operations.............      54,801      44,862     14,638      99,986      39,969     14,540     (5,712)
Minority interest.........................      10,565       2,856        994      16,887       2,368      1,519      3,417
                                            -----------  ---------  ---------  -----------  ---------  ---------  ---------
Income (loss) before extraordinary
  items...................................      44,236      42,006     13,644      83,099      37,601     13,021     (9,129)
Extraordinary loss........................      --          --            (54)        (54)        (54)    (3,925)    (4,445)
                                            -----------  ---------  ---------  -----------  ---------  ---------  ---------
Net income (loss).........................   $  44,236   $  42,006  $  13,590   $  83,045   $  37,547  $   9,096  $ (13,574)
                                            -----------  ---------  ---------  -----------  ---------  ---------  ---------
                                            -----------  ---------  ---------  -----------  ---------  ---------  ---------
  Net income (loss) per share.............   $    0.34   $    0.42  $    0.19   $    0.63   $    0.63  $    0.19  $   (0.94)
                                            -----------  ---------  ---------  -----------  ---------  ---------  ---------
                                            -----------  ---------  ---------  -----------  ---------  ---------  ---------
  Declared distributions to stockholders/
    unitholders per share/unit............               $    0.60  $    0.60               $    1.04  $    1.20  $    1.16
                                            -----------  ---------  ---------  -----------  ---------  ---------  ---------
                                            -----------  ---------  ---------  -----------  ---------  ---------  ---------

BALANCE SHEET DATA:
Real estate investment before accumulated
  depreciation............................   4,382,653   2,549,865    873,211               2,187,525    799,662    706,988
Total assets..............................   4,365,157   2,476,869    972,941               2,051,481    766,180    586,089
Long-term debt............................   1,491,385     849,196    367,103                 706,178    400,142    369,600
Credit facility debt......................     534,473      75,000     --                     187,000     --         --
    Total liabilities.....................   2,164,632     987,970    445,198                 940,062    442,375    403,927
Minority interest.........................     343,669      70,949    (17,510)                 15,420    (17,478)    (7,194)
Redeemable preferred stock................      --          --        162,517                  --        162,743     --
Preferred stock...........................      50,000      50,000     50,000                  50,000     50,000     50,000
Common stockholders' equity...............   1,806,856   1,367,950    332,738               1,045,999    128,540    139,356

OTHER DATA:
Funds from operations available for
  diluted shares of Common Stock and Units
  outstanding (1).........................     104,686      74,024     27,566     197,604      69,100     35,487     21,424
Capital expenditures......................                   8,958      5,065                  10,295      6,100        712
Preferred stock dividends (2).............       1,750       1,750      8,410       3,500      10,160      5,153      1,449
Common stock distributions................                  55,483     18,653                  39,418     24,551     18,485
Cash flow provided by (used in):
  Operating activities....................                  80,979     26,978                  65,922     34,522     20,036
  Investing activities....................                (232,106)   (72,224)               (462,837)   (57,259)  (135,527)
  Financing activities....................                 155,115    153,017                 306,842    129,800    110,725
Total rentable square footage of
  properties..............................      20,940      11,387      4,941      20,940      10,270      4,725      4,087
Weighted average number of basic shares of
  Common Stock outstanding................     126,490      96,653     27,237     125,760      43,572     20,411     15,910
Weighted average number of diluted shares
  of Common Stock outstanding for FFO.....     130,787     100,918     42,729     129,930      54,192     25,821     15,910
Weighted average number of diluted shares
  of Common Stock and Units outstanding
  for FFO.................................     152,599     102,458         NA     151,742          NA         NA         NA



                                              1994       1993
                                            ---------  ---------

OPERATING DATA:
Revenues:
  Office and parking rentals..............  $  83,557  $  47,405
  Equity in earnings of unconsolidated
    entities..............................     --          6,874
  Interest and other income...............      2,017     11,548
                                            ---------  ---------
    Total Revenues........................     85,574     65,827
                                            ---------  ---------
Expenses:
  Building operating expenses.............     29,991     17,527
  Interest expense........................     31,903     31,652
  Depreciation and amortization...........     22,321     17,454
  General and administrative expense......      3,869      3,728
  Loss on sale of real estate assets......     --         --
  Unrealized (gain) loss on interest rate
    swap..................................     --         --
                                            ---------  ---------
    Total Expenses........................     88,084     70,361
                                            ---------  ---------
Income (loss) from operations.............     (2,510)    (4,534)
Minority interest.........................      3,899      1,214
                                            ---------  ---------
Income (loss) before extraordinary
  items...................................     (6,409)    (5,748)
Extraordinary loss........................       (581)    --
                                            ---------  ---------
Net income (loss).........................  $  (6,990) $  (5,748)
                                            ---------  ---------
                                            ---------  ---------
  Net income (loss) per share.............  $   (0.53) $   (0.43)
                                            ---------  ---------
                                            ---------  ---------
  Declared distributions to stockholders/
    unitholders per share/unit............  $    1.16  $    1.16
                                            ---------  ---------
                                            ---------  ---------
BALANCE SHEET DATA:
Real estate investment before accumulated
  depreciation............................    577,134    576,764
Total assets..............................    477,996    515,792
Long-term debt............................    130,500    141,638
Credit facility debt......................    236,467    235,677
    Total liabilities.....................    400,712    407,964
Minority interest.........................     (6,642)     1,553
Redeemable preferred stock................     --         --
Preferred stock...........................     --         --
Common stockholders' equity...............     83,926    106,275
OTHER DATA:
Funds from operations available for
  diluted shares of Common Stock and Units
  outstanding (1).........................     15,562     22,237
Capital expenditures......................      1,790      3,195
Preferred stock dividends (2).............     --         --
Common stock distributions................     15,359     15,227
Cash flow provided by (used in):
  Operating activities....................     28,968     20,077
  Investing activities....................     (1,762)    13,240
  Financing activities....................    (33,141)   (24,137)
Total rentable square footage of
  properties..............................      3,461      3,461
Weighted average number of basic shares of
  Common Stock outstanding................     13,241     13,241
Weighted average number of diluted shares
  of Common Stock outstanding for FFO.....     13,241     13,241
Weighted average number of diluted shares
  of Common Stock and Units outstanding
  for FFO.................................         NA         NA

------------------------------

(1) Cornerstone calculates FFO based upon guidance from NAREIT. FFO is defined as net income, excluding gains or losses from debt restructuring and sales of property, plus real estate depreciation and amortization and after adjustments for unconsolidated joint ventures. Cornerstone makes two adjustments to FFO which are not contemplated by NAREIT in its definition. The first adjustment is for the principal payments of the rent notes receivable from Hines which were put in place to compensate Cornerstone for its share of cash flow from the partnership which owned One Norwest Center during the period when Cornerstone owned 90% of the partnership but received 100% of the cash flow. The notes were kept in place at the time of the acquisition of Hines' 10% partnership interest to compensate Cornerstone for the future value of the cash flow which Cornerstone would have received had the partnership remained in place. These notes will be fully repaid as of December 31, 1998. The second adjustment is made for the differential between the real estate tax expense at Norwest Center and the accrual of the recovery of such taxes due to the one-year time lag between the assessment of such taxes and actual payment. Cornerstone believes that, since the building is 100% leased, these funds will be collected under any circumstance as a pass-through to the tenants. Based on this fact, Cornerstone eliminates the timing effects of these tax increases in its calculation of FFO. The effect of the adjustment in 1996 and 1995 is substantial due to a 29.4% and 13.8% increase in real estate taxes, respectively.

     The table below sets forth the adjustments which were made to the historical net income (loss) of Cornerstone for the years ended December 31, 1997, 1996, 1995, 1994 and 1993 and the six months ended June 30, 1998 and 1997 and the pro forma net income for the year ended December 31, 1997 and the six months ended June 30, 1998, in the calculation of FFO.

                                               SIX MONTHS ENDED JUNE 30,                YEAR ENDED DECEMBER 31,
                                           ---------------------------------  --------------------------------------------
                                                             HISTORICAL                              HISTORICAL
                                            PRO FORMA   --------------------   PROFORMA    -------------------------------
                                              1998        1998       1997        1997        1997       1996       1995
                                           -----------  ---------  ---------  -----------  ---------  ---------  ---------

                                                              (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
Net income (loss)........................   $  44,236   $  42,006  $  13,590   $  83,045   $  37,547  $   9,096  $ (13,574)
NAREIT Adjustments:
  Depreciation and amortization..........      49,761      26,859     13,808      98,559      30,978     24,317     22,572
  Net (gain) loss on swap transactions...      --          --            (99)        (99)        (99)    (4,278)     7,672
  Loss on sale of real estate assets.....         212       2,197     --          --          --
  Extraordinary losses...................      --          --             54          54          54      3,925      4,445
  Unconsolidated joint venture
    depreciation.........................       2,174       2,174     --           3,506      --         --         --
  Minority interest adjustments..........      (1,689)     (1,008)      (737)     (3,428)     (1,551)    (2,011)    (1,617)
Other Adjustments:
  Amortization on rent notes.............         746         746        557       1,379       1,379      1,242      1,119
  Real estate tax adjustments............      --          --         --          --          --          2,428        807
                                           -----------  ---------  ---------  -----------  ---------  ---------  ---------
  Funds from operations..................   $  95,440   $  72,974  $  27,173   $ 183,016   $  68,308  $  34,719  $  21,424
                                           -----------  ---------  ---------  -----------  ---------  ---------  ---------
                                           -----------  ---------  ---------  -----------  ---------  ---------  ---------
  Minority interest in operating
    partnership..........................       8,842         646     --          13,796      --         --         --
Interest expense on convertible note.....         404         404        393         792         792        769     --
                                           -----------  ---------  ---------  -----------  ---------  ---------  ---------
  Funds from operations available for
    diluted shares of Common Stock and
    Units outstanding....................   $ 104,686   $  74,024  $  27,566   $ 197,604   $  69,100  $  35,488  $  21,424
                                           -----------  ---------  ---------  -----------  ---------  ---------  ---------
                                           -----------  ---------  ---------  -----------  ---------  ---------  ---------



                                             1994       1993
                                           ---------  ---------

Net income (loss)........................  $  (6,990) $  (5,748)
NAREIT Adjustments:
  Depreciation and amortization..........     22,321     24,785
  Net (gain) loss on swap transactions...     --         --
  Loss on sale of real estate assets.....     --         --
  Extraordinary losses...................        581      2,697
  Unconsolidated joint venture
    depreciation.........................     --
  Minority interest adjustments..........     (1,358)      (404)
Other Adjustments:
  Amortization on rent notes.............      1,008        907
  Real estate tax adjustments............     --         --
                                           ---------  ---------
  Funds from operations..................  $  15,562  $  22,237
                                           ---------  ---------
                                           ---------  ---------
  Minority interest in operating
    partnership..........................     --         --
Interest expense on convertible note.....     --         --
                                           ---------  ---------
  Funds from operations available for
    diluted shares of Common Stock and
    Units outstanding....................  $  15,562  $  22,237
                                           ---------  ---------
                                           ---------  ---------

     Although Cornerstone believes that this table is a full and fair presentation of Cornerstone's FFO, similarly-captioned items may be defined differently by other REITs, in which case direct comparisons may not be possible.

     Industry analysts generally consider FFO to be an appropriate measure of performance of any equity REIT such as Cornerstone, and Cornerstone believes that FFO is helpful to investors as a measure of the performance of an equity REIT. FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered a substitute for net income or cash flow from operating activities calculated in accordance with GAAP as a measure of performance or liquidity.

(2) Includes preferred stock dividends accrued but not declared. Pro forma amounts reflect the conversion of the 8% Preferred Stock.

                                      WW&A

                                            AS OF AND FOR THE
                                          SIX MONTHS ENDED JUNE                    AS OF AND FOR THE
                                                   30,                          YEAR ENDED DECEMBER 31,
                                          ---------------------  -----------------------------------------------------
                                            1998        1997       1997       1996       1995       1994       1993
                                          ---------  ----------  ---------  ---------  ---------  ---------  ---------
OPERATING DATA:
REVENUES:
  Office and parking rentals
  Equity in loss of real estate joint
    venture.............................     12,968     (50,330)  (105,120)   (45,065)  (105,195)   (40,353)   (36,427)
  Interest and other income
      Interest..........................    244,607     196,659    618,826    735,418    267,579    138,846    173,135
      Suite improvement.................  20,688,446 10,914,696  33,307,967 26,325,354 35,181,102 21,163,127 15,889,996
      Management fee....................  3,034,149   2,703,000  5,426,895  4,731,325  3,748,969  3,180,422  2,639,313
      Leasing commission................  3,699,443   1,938,901  4,473,875  3,548,251  1,701,417  1,544,087  1,068,129
      Development fees..................  1,661,837     995,610  2,510,605  1,955,880  1,324,830  1,252,412    429,000
      Asset management fees.............  2,482,759   1,564,841  3,653,034  1,729,843    453,772    156,448     --
      Acquisition fees..................    435,693     907,067  1,744,661  1,430,609    869,248    346,427     --
      Other income (expense)............     72,203      (3,859)    22,264    180,614     98,182     68,324     75,145
                                          ---------  ----------  ---------  ---------  ---------  ---------  ---------
          Total revenues................  32,332,105 19,166,585  51,653,007 40,592,229 43,539,904 27,809,740 20,238,291
                                          ---------  ----------  ---------  ---------  ---------  ---------  ---------
EXPENSES:
  Building operating expenses
  Interest expense......................    179,209     393,529    993,078    757,876    215,919     25,986     21,215
  Depreciation and amortization.........    282,669     238,391    476,782    266,511    254,313    268,560    173,080
  Direct costs
      Cost of suite improvement.........  19,774,158 10,393,460  32,031,811 24,842,102 33,028,275 19,516,859 14,588,336
      Management fee--third party.......     --           6,668      6,668     23,917     32,187     29,004     27,337
      Leasing commission--third party...     --          --         --        305,000     --         --         --
      Consulting fee--development.......     48,290     183,937    195,474    291,464    190,078    102,284     --
  General and administrative expenses...  9,337,987   6,721,344  14,065,456 11,299,394 8,108,306  6,121,076  5,026,189
                                          ---------  ----------  ---------  ---------  ---------  ---------  ---------
          Total expenses................  29,622,313 17,937,329  47,769,269 37,786,264 41,829,078 26,063,769 19,836,157
                                          ---------  ----------  ---------  ---------  ---------  ---------  ---------
Net income..............................  $2,709,792 $1,229,256  $3,883,738 $2,805,965 $1,710,826 $1,745,971 $ 402,134
                                          ---------  ----------  ---------  ---------  ---------  ---------  ---------
                                          ---------  ----------  ---------  ---------  ---------  ---------  ---------
  Net income per share..................  $   48.78  $    22.13  $   69.91  $   51.36  $   31.86  $   33.08  $    8.04
                                          ---------  ----------  ---------  ---------  ---------  ---------  ---------
                                          ---------  ----------  ---------  ---------  ---------  ---------  ---------
BALANCE SHEET DATA:
  Total assets..........................  24,983,043 28,372,837  21,961,019 19,264,382 18,754,099 10,819,363 6,195,292
  Long-term debt........................  2,426,313   1,716,419  2,697,455  1,794,237  2,068,351    712,440    265,899
  Credit facility debt..................  2,210,736  15,809,002  1,810,736  5,458,296  4,497,500     --         --
                                          ---------  ----------  ---------  ---------  ---------  ---------  ---------
        Total liabilities...............  20,077,739 24,210,877  16,991,604 15,026,050 16,554,287 6,827,621  3,701,247
  Shareholders' equity..................  4,905,304   4,161,960  4,969,415  4,238,332  2,199,812  3,991,742  2,494,045
OTHER DATA:
  Capital expenditures..................    582,613     620,029  1,013,310    588,259  1,885,364    328,280      9,557
  Shareholder distributions.............  2,650,000   1,360,000  1,900,000    900,000  3,183,108    100,000  1,333,915
  Cash flow provided by (used in)
        Operating activities............  4,111,937   1,097,790  3,557,374    622,417  3,882,772  1,105,188  1,121,989
        Investing activities............  (1,286,408) (13,279,117) (1,947,562) (1,041,798) (5,644,386)  (940,095)  (152,845)
        Financing activities............  (2,521,142)  9,027,712 (4,529,518)  (132,756) 2,720,303   465,792  (1,391,005)
  Weighted average number of basic
    shares outstanding..................     55,556      55,556     55,556     54,630     53,704     52,778     50,000

                              THE PRUNEYARD HOTEL

                                             AS OF AND FOR THE
                                              SIX MONTHS ENDED                        AS OF AND FOR THE
                                                  JUNE 30,                         YEAR ENDED DECEMBER 31,
                                         --------------------------  ----------------------------------------------------
                                             1998          1997         1997         1996          1995        1994(1)
                                         ------------  ------------  -----------  -----------  ------------  ------------
OPERATING DATA:
  REVENUES:
    Hotel operating income.............  $  2,712,933  $  2,429,772  $ 4,932,424  $ 4,304,595  $  3,644,686     2,190,329
                                         ------------  ------------  -----------  -----------  ------------  ------------
  EXPENSES:
    Interest...........................       223,708       230,509      461,017      500,139       516,321       303,435
    Depreciation and amortization......       175,011       175,011      350,021      350,021       350,021       233,347
    Property operating costs...........       668,206       606,528    1,217,127    1,139,012     1,058,853       640,370
    Utilities..........................        46,798        53,827      115,599      124,795       133,544        91,134
    Repairs and maintenance............       101,170       113,710      213,728      238,994       202,716       121,438
    Property taxes.....................        44,722        44,522       88,982       86,313        83,723        15,251
    Management fees....................       135,551       120,883      246,622      214,997       182,232        60,233
    General and administrative.........       314,769       314,415      590,682      632,086       666,377       379,692
                                         ------------  ------------  -----------  -----------  ------------  ------------
      Total expenses...................     1,709,935     1,659,405    3,283,778    3,286,357     3,193,787     1,844,900
                                         ------------  ------------  -----------  -----------  ------------  ------------
  Net income...........................  $  1,002,998  $    770,367  $ 1,648,646  $ 1,018,238  $    450,899  $    345,429
                                         ------------  ------------  -----------  -----------  ------------  ------------
                                         ------------  ------------  -----------  -----------  ------------  ------------
BALANCE SHEET DATA:
  Total assets.........................  $ 12,658,780  $ 12,125,001  $11,354,536  $11,994,259  $ 11,396,288  $ 11,631,002
  Note payable.........................     5,693,009     5,746,037    5,720,306    5,770,342     5,807,219     5,936,885
  Total liabilities....................     6,074,529     6,530,694    6,192,278    6,635,410     5,833,430     6,006,545
  Members' equity......................     6,584,251     5,594,307    5,162,258    5,358,849     5,562,858     5,624,456

OTHER DATA:
  Net cash provided by (used in):
    Operating activities...............  $    697,706  $    722,488  $ 1,571,848  $ 1,701,914  $    640,163
    Investing activities...............      (584,596)      --           --           --            --
    Financing activities...............       391,788      (559,214)  (1,895,273)  (1,433,677)     (629,399)

------------------------

(1) The hotel was acquired by Pruneyard Associates, L.L.C., a WW&A affiliate, in April 1994.

                                      WW&A
                      MANAGEMENT'S DISCUSSION AND ANALYSIS
                           OF FINANCIAL CONDITION AND
                             RESULTS OF OPERATIONS

    The following discussion and analysis should be read in conjunction with the Selected Financial and Operating Data set forth above and the historical financial statements of WW&A and notes thereto included elsewhere in this Proxy Statement.

COMPARISON OF SIX MONTHS ENDED JUNE 30, 1998 TO SIX MONTHS ENDED JUNE 30, 1997

REVENUES

    For the six months ended June 30, 1998, suite improvement revenues increased $9.8 million or 90%, to $20.7 million from $10.9 million for the same period in 1997. This increase was related to the build-out of suites in recent development projects and a significant increase in third party work for a single client. Management fee income increased by $331,000 or 12%. This increase was consistent with the 14% increase in the size of WW&A's portfolio of assets under management (the "WW&A Portfolio"). Leasing commission income increased by $1.8 million or 91%. This increase was also related to the increase in the WW&A Portfolio, initial leasing of new development projects and several early renewals of existing tenants. Development fee income increased by $666,000 or 67%. This increase was the result of three development projects started in 1997 and 1998. Asset management fee income increased by $918,000 or 59%. This significant increase was directly related to the increased property acquisitions during 1997. Acquisition fee income decreased by $471,000 or 52%. This decrease was attributable to the decrease in new acquisitions during 1998.

DIRECT COSTS

    Cost of suite improvement increased by $9.4 million or 90%. This increase was consistent with the increase in suite improvement revenue. Development consulting fees decreased by $136,000 or 74%. The decrease was related to the reduction of outside consultants and utilization of permanent employees.

GENERAL AND ADMINISTRATIVE COSTS

    General and administrative expenses increased by $2.6 million or 39%. This increase was attributable to increased personnel and related overhead as a result of WW&A's growth.

OTHER INCOME (EXPENSE) ITEMS

    Interest expense decreased $214,000 or 54%. This was attributable to a decrease in the average balance on WW&A's line of credit from 1997 to 1998.

NET INCOME

    Net income for the six months ended June 30, 1998, was $2.7 million, a 120% increase over the 1997 amount of $1.2 million. This increase resulted from the continued growth in the WW&A Portfolio.

COMPARISON OF YEAR ENDED DECEMBER 31, 1997 TO YEAR ENDED DECEMBER 31, 1996

REVENUES

    For the year ended December 31, 1997, suite improvement revenues increased $7.0 million or 27%, to $33 million from $26 million for the same period in 1996. This increase was the direct result of the increase in the amount of third-party work done in 1997. Management fee income increased by $696,000 or 15%. This increase was consistent with the 14% increase in the size of the WW&A Portfolio. Leasing commission income increased by $926,000 or 26%. This increase was also related to the increase in the WW&A Portfolio and initial leasing of new development projects. Development fee income increased by $555,000 or 28%. This increase was the result of two development projects started in 1997. Asset management fee income increased by $1.9 million or 111%. This significant increase was directly related to the amount of properties acquired during 1997 ($413 million) versus 1996 ($289 million). In addition to the increase in portfolio size, fees were collected for a full year on all properties acquired in 1996. Acquisition fee income increased by $314,000 or 22%. This increase was attributable to the increase in the amount of properties acquired in 1997 over the amount of properties acquired in 1997. Although the amount of properties acquired in 1997 increased by 43% over 1996, the fee income increased only 22% due to increased co-investment from limited partners on the properties purchased in 1997, for which WW&A does not earn an acquisition fee.

DIRECT COSTS

    Cost of suite improvement increased by $7.2 million or 29%. This increase was consistent with the increase in suite improvement income, additionally the margin on third-party work decreased due to an increasingly competitive market place. Leasing commissions--third party decreased by $305,000 or 100%. This decrease was due to a one-time payment to an outside broker made in 1996. Consulting fee-- development decreased by $96,000 or 33%. The decrease was due to expensing costs associated with a development project that was abandoned in 1996.

GENERAL AND ADMINISTRATIVE COSTS

    General and administrative expenses increased by $2.8 million or 24%. This increase was attributable to increased personnel and related overhead as a result of WW&A's growth.

OTHER INCOME (EXPENSE) ITEMS

    Interest income decreased by $117,000 or 16%. This decrease was a result of the decrease in WW&A's cash balances in interest bearing accounts. Depreciation and amortization expense increased $210,000 or 79%, as a result of a larger asset base due to WW&A's growth. Interest expense increased $235,000 or 31%. This was attributable to an increase in the average balance on WW&A's line of credit from 1996 to 1997.

NET INCOME

    Net income for the year ended December 31, 1997, was $3.9 million, a 38% increase over the 1996 amount of $2.8 million. This increase resulted from the continued growth in the WW&A Portfolio.

COMPARISON OF YEAR ENDED DECEMBER 31, 1996 TO YEAR ENDED DECEMBER 31, 1995

REVENUES

    For the year ended December 31, 1996, suite improvement revenues decreased $8.9 million or 25%, to $26.3 million from $35.2 million for the same period in 1995. This decrease was the direct result of the decrease in the amount of third-party work done in 1996. Management fee income increased by $982,000 or 26%. This increase was consistent with the 32% increase in the size of the WW&A Portfolio of assets under management, offset by reduction of the standard management fee from 3% to 2% on all new acquisitions. Leasing commission income increased by $1.8 million or 109%. This significant increase was also related to the increase in the WW&A Portfolio, the leasing of a development project and several early renewals of existing tenants. Development fee income increased by $631,000 or 48%. This increase was the result of two projects started in 1996. Asset management fee income increased by $1.3 million or 281%. This significant increase was directly related to the amount of properties acquired during 1996 ($289 million) versus 1995 ($141 million). In addition to the increase in the portfolio size, fees were collected for a full year on all properties acquired in 1995. Acquisition fee income increased by $561,000 or 65%. Although the amount of properties acquired in 1996 increased by 105% over 1995, the fee income increased only 65% due to increased co-investment from limited partners on the properties purchased in 1996, for which WW&A does not earn an acquisition fee.

DIRECT COSTS

    Cost of suite improvement decreased by $8.2 million or 25%. This decrease was consistent with the decrease in suite improvement revenue. Third-party leasing commissions--third party increased by $305,000 or 100%. This increase was due to a one-time payment to an outside broker made in 1996. Development consulting fees increased by $101,000 or 53%. The increase was due to expensing costs associated with a development project that was abandoned in 1996.

GENERAL AND ADMINISTRATIVE COSTS

    General and administrative expenses increased by $3.2 million or 39%. This increase was attributable to increased personnel and related overhead as a result of WW&A's growth.

OTHER INCOME (EXPENSE) ITEMS

    Interest income increased by $468,000 or 175%. This increase was a result of the increase in loans to related parties, which was consistent with the increase of $542,000 or 251%, in interest expense as WW&A's line of credit was used to finance the loans to related parties.

NET INCOME

    Net income for the year ended December 31, 1996, was $2.8 million, a 64% increase over the 1995 amount of $1.7 million. This increase resulted from the continued growth in WW&A Portfolio.

LIQUIDITY AND CAPITAL RESOURCES

    WW&A relies on its positive cash flow from fee revenue related to operations of the WW&A Portfolio and third-party contracts to cover all operating expenses and the majority of its investing and financing activities. Fee revenue is not subject to seasonal fluctuations. Fee revenue is subject to adverse economic conditions that may effect the underlying properties under management. A significant decline in the economic conditions of these properties under management, the sale of properties in the WW&A Portfolio and the ability to maintain or attract third-party management contracts could have a material adverse effect on WW&A. WW&A has a borrowing capacity of $5 million under its line of credit to cover any shortfall in cash flow needed for additional investing and financing activities.

YEAR 2000

  GENERAL

    The Year 2000 compliance issue concerns the inability of computerized information systems to accurately calculate, store or use a date after December 31, 1999. This could result in a system failure or miscalculation causing disruptions of operations. The Year 2000 issue affects virtually all companies and all organizations. WW&A recognizes the importance of ensuring that its business systems are not disrupted as a result of Year 2000 related computer system and software issues.

  READINESS

    WW&A created a Year 2000 task force to evaluate and take the appropriate actions regarding Year 2000 compliance. The task force conducted an assessment of its computer information systems and its corporate business and operational information systems. Financial, tenant management and building operating (i.e., security, energy, elevator and safety) systems were all included in this assessment. The assessment covers the following major tasks: (i) inventory of all information systems; (ii) analysis of inventory including assessment of risk; (iii) verification of compliance with vendors; (iv) testing of critical equipment and processes; and (v) replacement or modification of systems. WW&A is now taking further necessary steps to understand the nature and extent of the work required to make its systems, in those situations in which WW&A is required to do so, Year 2000 compliant. These steps may require WW&A to modify, upgrade or replace some of its existing systems. WW&A currently believes that it will complete any needed modification, upgrading or replacing of existing systems and become Year 2000 compliant by December 31, 1999.

  COST

    The total historical and anticipated remaining costs for Year 2000 compliance are estimated to be immaterial to WW&A's financial condition. The costs to date have been expensed as incurred and consist of immaterial internal staff cost and other expenses such as telephone and mailing cost. In addition, where the appropriate course of action includes replacement or upgrade of certain systems or equipment, WW&A believes, based on available information, that these costs will not have a material adverse effect on the financial position, results of operations and liquidity of WW&A. The information systems that have thus far been identified as non-compliant are approaching the end of their useful lives and will be replaced or upgraded as part of normal operations and maintenance.

  RISKS AND CONTINGENCY PLANS

    Considering the substantial progress made to date, WW&A does not anticipate delays in finalizing Year 2000 remediation within remaining time schedules. However, third parties having a material relationship with WW&A (e.g., utilities, financial institutions, governmental agencies, municipalities and major tenants) may be a potential risk based on their individual Year 2000 preparedness which may not be within WW&A's reasonable control. WW&A is in the process of identifying, reviewing and logging the Year 2000 preparedness of critical third parties.

    Based on information received to date, the primary accounting system used by WW&A is Year 2000 compliant. However the accounting system owned by WW&A and used to service the Wilson Projects is not Year 2000 compliant. When surveyed, the manufacturer indicated that a Year 2000 compliant version will be available in the first quarter of 1999. Depending on the timing of the availability of this updated software, WW&A plans to install the Year 2000 compliant version of this software in the second quarter of 1999. WW&A estimates the cost of installing the compliant version at less than $10,000.

    In addition, there are a small number of non-Year 2000 compliant personal computers installed in WW&A sites. WW&A routinely replaces personal computers to take advantage of technological improvements and replacement of these computers is planned for the first quarter of 1999.

    WW&A intends to develop contingency plans to handle its most reasonably likely worst-case Year 2000 scenarios. These have not yet been identified fully. WW&A intends to complete its determination of worst-case scenarios after it has received and analyzed responses to substantially all of the inquiries it has made of third parties. Following its analysis, WW&A intends to develop a timetable for completing its contingency plans.

    Although WW&A's Year 2000 efforts are intended to minimize the adverse effects of the Year 2000 issue on WW&A's business and operations, the actual effects of the issue and the success or failure of

WW&A's efforts described above cannot be known until the Year 2000. Failure by WW&A's major suppliers, and other service providers to address adequately their respective Year 2000 issues in a timely manner (insofar as such issues relate to WW&A's business) could have a material adverse effect on WW&A's business, results of operations and financial condition. However, WW&A believes that such material effect is primarily limited to items of a utility nature furnished by third parties to WW&A and a wide universe of other customers. Included are items such as electricity, natural gas, telephone service and water, all of which are not readily susceptible to alternate sources and which in all likelihood will be available in some form.

OTHER MATTERS

    In the ordinary course of business WW&A is subject to various claims and contingencies. It is the opinion of management, after consultation with outside counsel, that the resolution of these claims will not have a material effect on the financial position or results of operations of WW&A.

                              THE PRUNEYARD HOTEL
                      MANAGEMENT'S DISCUSSION AND ANALYSIS
                           OF FINANCIAL CONDITION AND
                             RESULTS OF OPERATIONS

THE PRUNEYARD HOTEL

    The following discussion and analysis should be read in conjunction with the Selected Financial and Operating Data set forth above and the historical financial statements of the Pruneyard Hotel and notes thereto included elsewhere in this Proxy Statement.

GENERAL

    The Pruneyard Inn Hotel is a three-story, 118-room hotel located in Campbell, California. The hotel is owned by Pruneyard Associates, LLC, an affiliate of WW&A whose principal investors are Fund-I and WWA Investors, and managed by Wyndham Hotels & Resorts, which manages over 90 hotels nationwide. The Pruneyard Inn Hotel serves the corporate traveler in the San Jose/Peninsula region of Northern California.

    Primary competitors in the area are The Campbell Inn, The Tollhouse Hotel, and a Residence Inn. Demand for hotels in the area is expected to grow as the Silicon Valley area expands and grows. Two new hotels are planned for future development in the downtown San Jose area. Because they are not in the immediate area of Campbell, management does not anticipate any negative effect on the Pruneyard Inn Hotel as a result of these new hotels.

    The Pruneyard Hotel does not constitute a legal entity but represents the results of operations attributed to the hotel.

    Construction is underway on a 54-room expansion of the hotel. The project is expected to be complete in April 1999. Total estimated cost of the expansion is $4,800,000, of which approximately $585,000 had been incurred as of June 30, 1998. The expansion is financed by a construction loan. The portion of the loan specified for the hotel expansion is approximately $4,300,000 plus interest during construction. The loan, which originated in July 1998, bears interest at variable rates ranging from LIBOR plus 1.5% to LIBOR plus 2% and matures in July 2003.

RESULTS OF OPERATIONS

COMPARISON OF SIX MONTHS ENDED JUNE 30, 1998 TO SIX MONTHS ENDED JUNE 30, 1997

    For the six months ended June 30, 1998 hotel operating income increased by $283,000, or 12%, compared to the six months ended June 30, 1997. The increase was attributable to higher room rates which resulted in a 10% increase in the average daily rate ("ADR"), and an increase in food and beverage revenues. Average occupancy was 82.0% for the six months ended June 30, 1998, and also for the same period in 1997.

    Hotel operating expenses showed little change during the same period. Property operating expenses rose slightly but were offset by a decrease in utilities and repairs and maintenance expense. Management fees increased as a result of the increase in revenues.

    Net income increased $233,000, or 30%, for the six months ended June 30, 1998, compared to the six months ended June 30, 1997, due to the increase in revenue and reduction of operating expenses as discussed above.

COMPARISON OF YEAR ENDED DECEMBER 31, 1997 TO YEAR ENDED DECEMBER 31, 1996

    For the year ended December 31, 1997 hotel operating income increased by $628,000, or 15%, compared to the previous year ended December 31, 1996. The increase was attributable to a 12% increase in the ADR and a 2% increase in the average occupancy for the year. Average occupancy for the year ending December 31, 1997 was 82.2% as compared to 80.6% for the year ending December 31, 1996.

    Hotel operating expenses showed very little change during the same period. Property operating expenses rose slightly but were offset by a decrease in utilities and repairs and maintenance expense. Management fees increased as a result of the increase in revenues.

    Net income increased $630,000, or 62%, for the year ended December 31, 1997, compared to the year ended December 31, 1996, due to the increase in revenue and reduction of operating expenses as discussed above.

COMPARISON OF YEAR ENDED DECEMBER 31, 1996 TO YEAR ENDED DECEMBER 31, 1995

    For the year ended December 31, 1996 hotel operating income increased by $660,000, or 18%, over the previous year ended December 31, 1995. The increase was attributable to a 20% increase in the ADR, and a 2% decrease in the average occupancy for the year. Average occupancy for the year ending December 31, 1996 was 80.6% as compared to 82.2% for the year ending December 31, 1995.

    Hotel operating expenses showed a 3% increase during the same period. Property operating expenses rose slightly as a result of the increase in occupancy. Repairs and maintenance increased by $36,000, or 18%. Management fees increased as a result of the increase in revenues.

    Net income increased $567,000, or 126%, for the year ended December 31, 1996, compared to the year ended December 31, 1995, due to the increase in revenue relative to the increase of operating expenses as discussed above.

LIQUIDITY AND CAPITAL RESOURCES

    The cash flow from the hotel is available for distribution to its owner. The location of the hotel makes it vulnerable to adverse changes in the economic conditions of the Silicon Valley. A significant decline in these economic conditions could have a material adverse effect on the hotel. The hotel is not subject to major seasonal fluctuations.

YEAR 2000

  GENERAL

    The Year 2000 compliance issue concerns the inability of computerized information systems to accurately calculate, store or use a date after December 31, 1999. This could result in a system failure or miscalculation causing disruptions of operations. The Year 2000 issue affects virtually all companies and all organizations. Management recognizes the importance of ensuring that its business systems are not disrupted as a result of Year 2000 related computer system and software issues.

  READINESS

    As part of WW&A's overall Year 2000 program, management created a Year 2000 task force to evaluate and take the appropriate actions regarding Year 2000 compliance. The task force conducted an assessment of its computer information systems and its corporate business and operational information systems. Financial, tenant management and building operating (i.e., security, energy, elevator and safety) systems were all included in the assessment. The assessment covered the following major tasks: (i) inventory of all information systems,
(ii) analysis of inventory including assessment of risk, (iii) verification of compliance with vendors, (iv) testing of critical equipment and processes and

(v) replacement or modification of systems. Management is now taking further necessary steps to understand the nature and extent of the work required to make its systems, in those situations in which the Pruneyard Hotel is required to do so, Year 2000 compliant. These steps may require the Pruneyard Hotel to modify, upgrade or replace some of its existing systems. Management currently believes that it will complete any needed modification, upgrading or replacing of existing systems and become Year 2000 compliant by December 31, 1999.

  COST

    The total historical and anticipated remaining costs for Year 2000 compliance are estimated to be immaterial to the Pruneyard Hotel's financial condition. The costs to date have been expensed as incurred and consist of immaterial internal staff costs and other expenses such as telephone and mailing costs. In addition, where the appropriate course of action includes replacement or upgrade of certain systems or equipment, the management believes, based on available information, that these costs will not have a material adverse effect on the financial position, results of operations and liquidity of the Pruneyard Hotel. The information systems that have thus far been identified as non-compliant are approaching the end of their useful lives and will be replaced or upgraded as part of normal operations and maintenance.

  RISKS AND CONTINGENCY PLANS

    Considering the substantial progress made to date, management does not anticipate delays in finalizing Year 2000 remediation within remaining time schedules.

    However, third parties having a material relationship with the Pruneyard Hotel (e.g., utilities, financial institutions, governmental agencies, municipalities and the hotel operator) may be a potential risk based on their individual Year 2000 preparedness which may not be within the Pruneyard Hotel's reasonable control. Management is in the process of identifying, reviewing and logging the Year 2000 preparedness of critical third parties.

    Based on information gathered to date, the midrange computer used to run the hotel accounting and management system is not Year 2000 compliant. This computer is being replaced in the fourth quarter of 1998 in the normal course of business. The software owned by the third party operator of the hotel is Year 2000 compliant.

    Management intends to develop contingency plans to handle its most reasonably likely worst case Year 2000 scenarios. These have not yet been identified fully. Management intends to complete its determination of worst case scenarios after it has received and analyzed responses to substantially all of the inquires it has made of third parties. Following its analysis, the management intends to develop a timetable for completing its contingency plans.

    Although management's Year 2000 efforts are intended to minimize the adverse effects of the Year 2000 issue on the Pruneyard Hotel's business and operations, the actual effects of the issue and the success or failure of the efforts described above cannot be known until the year 2000. Failure by the Pruneyard Hotel's operator, major suppliers, and other service providers to address adequately their respective Year 2000 issues in a timely manner (insofar as such issues relate to the Pruneyard Hotel's business) could have a material adverse effect on the Pruneyard Hotel's business, results of operations and financial condition. However, management believes that such potential material adverse effect is primarily limited to items of a utility nature furnished by third parties to the Pruneyard Hotel and to a wide universe of other customers. Included are items such as electricity, natural gas, telephone service and water, all of which are not readily susceptible to alternate sources and which in all likelihood will be available in some form.

OTHER MATTERS

    The hotel is not aware of any environmental or litigation issues related to the property. The hotel believes that it has sufficient insurance coverage on the property.

                                   PROPERTIES

    Cornerstone owns and operates 21 Class A office properties, comprising approximately 11,400,000 rentable square feet. Class A properties generally are considered to be those which have the most favorable locations and physical attributes, attract premium rents, and experience the highest tenant retention rates within their markets. Based on rentable square feet, as of June 30, 1998, the existing Cornerstone portfolio was approximately 98% leased under approximately 670 leases.

    In the Wilson Acquisition, Cornerstone is acquiring completed properties and projects under development. Based on rentable square feet, as of September 30, 1998, the Wilson Projects were approximately 95% leased under approximately 1,280 leases.

    The following table summarizes certain information with respect to Cornerstone's existing portfolio, properties to be acquired in the Wilson Acquisition and the combined portfolio as of the dates indicated.

                             TABLE OF PROPERTIES(1)

CURRENT CORNERSTONE PORTFOLIO

                                                                                                 COMPANY'S        TOTAL
PROPERTY NAME                                                                       YEAR          PERCENT       RENTABLE
  AND LOCATION                                                                   CONSTRUCTED    INTEREST(2)    SQUARE FEET
-------------------------------------------------------------------------------  -----------  ---------------  -----------
DENVER, COLORADO
One Norwest Center.............................................................        1983            100%     1,187,752

MINNEAPOLIS, MINNESOTA
Norwest Center(3)..............................................................        1988             50%     1,118,062

SEATTLE, WASHINGTON
Washington Mutual Tower(4).....................................................        1988             50%     1,154,560

BOSTON, MASSACHUSETTS
125 Summer Street..............................................................        1989            100%       463,691
500 Boylston Street............................................................        1988           91.5%       714,636
222 Berkeley Street............................................................        1991           91.5%       531,184
Sixty State Street(5)..........................................................        1979            100%       823,014
One Memorial Drive(6)..........................................................        1987            100%       352,764

NEW YORK, NEW YORK
Tower 56.......................................................................        1983            100%       162,034
527 Madison Avenue.............................................................        1986            100%       215,539

SUBURBAN, ILLINOIS
One Lincoln Centre(Oakbrook)...................................................        1986            100%       297,330
Corporate 500 Centre(7) (Deerfield)............................................   1986/1990            100%       678,885

ATLANTA, GEORGIA
191 Peachtree Street(8)........................................................        1991             80%     1,220,930
200 Galleria...................................................................        1985            100%       432,698

WASHINGTON, D.C.
Market Square(9)...............................................................        1990             60%       688,709

CHARLOTTE, NORTH CAROLINA
Charlotte Plaza................................................................        1982            100%       612,728

ALEXANDRIA, VIRGINIA
11 Canal Center................................................................        1986            100%        70,365
99 Canal Center................................................................        1986            100%       137,945
TransPotomac Plaza 5...........................................................        1983            100%        96,139

SAN FRANCISCO, CALIFORNIA
201 California Street(10)......................................................        1980            100%       240,230

SANTA MONICA, CALIFORNIA
Wilshire Palisades(10).........................................................        1981            100%       186,320
                                                                                                               -----------
TOTAL CURRENT CORNERSTONE                                                                                      11,385,515
  PORTFOLIO..................................................................................................
                                                                                                               -----------

WILSON PORTFOLIO

                                                                                                 COMPANY'S        TOTAL
PROPERTY NAME                                                                       YEAR          PERCENT       RENTABLE
  AND LOCATION                                                                   CONSTRUCTED    INTEREST(2)    SQUARE FEET
-------------------------------------------------------------------------------  -----------  ---------------  -----------

SAN MATEO COUNTY, CALIFORNIA
Bayhill 4......................................................................        1985            100%       203,830
Bayhill 5......................................................................        1983            100%        88,402
Bayhill 6......................................................................        1982            100%        77,087
Bayhill 7......................................................................        1987            100%       144,591
One Bay Plaza..................................................................        1979            100%       176,533
Bay Park Plaza I...............................................................        1985            100%       139,900
Bay Park Plaza II..............................................................        1998            100%       117,158
Peninsula Office Park 1........................................................        1971            100%        40,817
Peninsula Office Park 3........................................................        1973            100%        45,938
Peninsula Office Park 4........................................................        1976            100%        47,848
Peninsula Office Park 5........................................................        1977            100%        79,342
Peninsula Office Park 6........................................................        1981            100%        60,503
Peninsula Office Park 8........................................................        1982            100%        90,962
Peninsula Office Park 9........................................................        1998            100%       124,494
66 Bovet.......................................................................        1968            100%        43,746
1300 South El Camino...........................................................        1986            100%        84,322
Belmont Shores.................................................................        1983            100%       141,643
Seaport Centre.................................................................        1988            100%       463,142

EAST BAY, CALIFORNIA
One Corporate Centre...........................................................        1985            100%       127,682
Two Corporate Centre...........................................................        1987            100%       201,770
1600 South Main................................................................        1983            100%        83,277
2700 Ygnacio Valley Road.......................................................        1984            100%       103,214
One ADP Plaza..................................................................        1987            100%       149,855
Two ADP Plaza..................................................................        1989            100%       149,535
2300 Norris Tech...............................................................        1990            100%        67,003
4550 Norris Tech...............................................................        1984            100%        96,975
4600 Norris Tech...............................................................        1984            100%        96,535
Park Plaza.....................................................................        1986            100%        87,040
Foothill Corporate Center......................................................        1982            100%        70,355
Golden Bear Center.............................................................        1986            100%       160,587
PeopleSoft Plaza...............................................................        1984            100%       279,931

SANTA CLARA COUNTY, CALIFORNIA
Embarcadero Place..............................................................        1984            100%       192,108
490 California.................................................................        1985            100%        23,369
Pruneyard Tower One............................................................        1971            100%       116,488
Pruneyard Tower Two............................................................        1974            100%       115,860
Pruneyard Place(11)............................................................        1999            100%       123,133
Pruneyard Shopping Center......................................................       1970s            100%       251,121
Pruneyard Inn(12)..............................................................        1989            100%        90,000
First American Plaza...........................................................        1971            100%        82,596
10 Almaden.....................................................................        1989            100%       296,883

SAN FRANCISCO, CALIFORNIA
One Post.......................................................................        1969             50%       389,660
120 Montgomery.................................................................        1955             67%       410,923
188 Embarcadero................................................................        1985            100%        85,209

                                                                                                 COMPANY'S        TOTAL
PROPERTY NAME                                                                       YEAR          PERCENT       RENTABLE
  AND LOCATION                                                                   CONSTRUCTED    INTEREST(2)    SQUARE FEET
-------------------------------------------------------------------------------  -----------  ---------------  -----------
LOS ANGELES/ORANGE COUNTY, CALIFORNIA
Westlake Spectrum..............................................................        1990            100%        62,305
Westlake Spectrum II...........................................................        1990            100%        56,685
Warner Park Center.............................................................        1986            100%        58,798
Tri-Center Plaza...............................................................        1990            100%       141,946
700 North Brand................................................................        1981            100%       202,785
Bixby Ranch....................................................................        1987            100%       277,289
Apple Building.................................................................        1991            100%       219,537
2677 North Main................................................................        1987            100%       212,542
Agoura Hills...................................................................        1987            100%       115,266

SANTA MONICA/WEST LOS ANGELES, CALIFORNIA
Janss Court(13)................................................................        1989            100%       125,556
Commerce Park..................................................................        1977            100%        94,252
Searise Office Tower...........................................................        1975            100%       122,292
429 Santa Monica...............................................................        1982            100%        81,414
West Wilshire Office...........................................................        1976            100%       181,452
West Wilshire Medical..........................................................        1960            100%        54,327

SAN DIEGO, CALIFORNIA
Centerside II..................................................................        1987            100%       286,941
Crossroads.....................................................................        1983            100%       133,680

SEATTLE, WASHINGTON
110 Atrium Place...............................................................        1981            100%       213,455
Island Corporate Center........................................................        1987            100%       100,075

ARIZONA
Scottsdale Center..............................................................        1985            100%       164,469
Biltmore Lakes.................................................................        1982            100%       207,489
One Gateway....................................................................        1984            100%       105,893
Two Gateway....................................................................        1985            100%       106,329

OTHER
Exposition Centre (Sacramento, CA).............................................        1984            100%        71,675
U.S. West (Murray City, Utah)..................................................        1985            100%       136,608
                                                                                                               -----------
TOTAL WILSON PORTFOLIO......................................................................                    9,554,429
                                                                                                               -----------
                                                                                                               -----------
TOTAL COMBINED PORTFOLIO....................................................................                   20,939,944
                                                                                                               -----------
                                                                                                               -----------
Minority Interest(14)..........................................................                                  (669,127)
TOTAL COMBINED PORTFOLIO                                                                                       20,270,817
  INTEREST..................................................................................
                                                                                                               -----------
                                                                                                               -----------

------------------------

(1) All Cornerstone property information is presented as of June 30, 1998. All WW&A property information is presented as of September 30, 1998.

(2) Unless otherwise noted, cash flow and residual proceeds will be distributed to Cornerstone according to its percentage interest.

(3) While Cornerstone's stated interest in the partnership which owns Norwest Center is 50%, its economic interest in the property is significantly larger because of priority distributions it receives on its invested capital base. For the six months ended June 30, 1998, Cornerstone's share of earnings and cash distributions from the partnership that owns Norwest Center was 79.3%.

(4) While Cornerstone's stated interest in the partnership which owns Washington Mutual Tower is 50%, its economic interest in the Property is significantly larger because of priority distributions it receives on its invested capital base. For the six months ended June 30, 1998, Cornerstone received 100% of the cash distributions from the partnership that owns Washington Mutual Tower.

(5) On December 31, 1997, Cornerstone purchased the second mortgage on Sixty State Street located in the heart of Boston's Central Business District. The mortgage is a cash flow mortgage through which all the economic benefits/risks (subject to the first mortgage) will inure to Cornerstone. Cornerstone controls all major decisions regarding management and leasing. The total purchase price for the second mortgage was $131.5 million. The $78.4 million first mortgage on the property has been recorded by Cornerstone as an $89.6 million liability due to its above-market interest rate.

(6) The property was acquired by Cornerstone in April 1998.

(7) The property was acquired by Cornerstone in January 1998.

(8) While Cornerstone's stated interest in the partnership that owns 191 Peachtree Street is 80%, its economic interest is significantly larger because it owns the first mortgage note on the Property in the amount of $145 million, which earns interest at 9.375%, and will receive a priority distribution on its acquired capital base. In addition, in 1997, Cornerstone's partner in the transaction, CH Associates, Ltd., received an annual incentive distribution of $250,000 which, Cornerstone expects, it will continue to receive under the partnership agreement through February 28, 2000, with Cornerstone receiving the remainder of the cash flow of the property.

(9) In January 1998, Cornerstone acquired partnership interests with a stated interest of approximately 59% in the partnerships that own Market Square, with the option to purchase an additional 1%. Cornerstone's economic interest is significantly larger since it has acquired the first mortgage note on the property in the amount of $181 million which earns interest at 9.75%, and will receive a priority distribution on its acquired capital base. In addition, Cornerstone acquired a "buffer loan", with accrued principal and interest of $46.2 million, which accrues interest at a rate of 11% per annum and is payable from cash flow, refinancing or sales proceeds from Market Square in excess of the first mortgage. During the six months ended June 30, 1998, Cornerstone received 100% of the cash flow from the property. Cornerstone accounts for the transaction as an equity investment in real estate.

(10) The property was acquired by Cornerstone in June 1998.

(11) Pruneyard Place is under construction with an expected completion date of mid 1999. The building is entirely pre-leased.

(12) The Pruneyard Inn is a 118-room three-story hotel. The property is currently undergoing a 25,000 square foot expansion, which will accommodate 54 new rooms.

(13) Janss Court is a seven-story, 125,556 square feet Class A mixed use building. Along with 92,250 square foot of retail and office space, Janss Court offers 33,306 rentable square feet of apartments.

(14) Minority interest calculations are based on the minority partners' percentage interest in the cash flows of the properties.

        PROPOSAL THREE: AMENDMENT AND RESTATEMENT OF THE INCENTIVE PLAN

    Cornerstone maintains the Cornerstone Properties Inc. 1998 Long Term Incentive Plan. The Incentive Plan reserves a number of shares of Cornerstone Common Stock for issuance to certain officers and key employees of Cornerstone in the form of stock awards, stock options, stock appreciation rights, restricted stock units, dividend equivalents, other awards, performance awards and performance units or any combination of the foregoing.

    In the event of the completion of the Wilson Acquisition, the number of key employees of Cornerstone will be significantly increased. As a result, the Incentive Plan's provision for the number of shares of Cornerstone Common Stock reserved for issuance (which was designed without the Wilson Acquisition in mind) would not result in an adequate pool of shares of Cornerstone Common Stock. The Cornerstone Board has therefore approved, subject to stockholder approval and completion of the Wilson Acquisition and effective as of the completion of the Wilson Acquisition, an amendment and restatement of the Incentive Plan that would (A) increase the shares of Cornerstone Common Stock otherwise available for issuance for grants under the Incentive Plan to an amount equal to 5% (rounded down to the nearest whole share) of the total number of shares of Cornerstone Common Stock and Units outstanding immediately after the completion of the Transaction and (B) permit the granting of stock options and other awards (other than incentive stock options) to non-employee directors of Cornerstone. Cornerstone's obligation to complete the Wilson Acquisition is not conditioned upon stockholder approval of the Amendment. The Cornerstone Board, however, will not effect the Amendment if the Wilson Acquisition is not completed.

    The complete text of the Incentive Plan, as amended and restated, is attached to this Proxy Statement as Annex D. The following is a summary of the material terms of the Incentive Plan as proposed to be amended, which is qualified in its entirety by reference to the text of the Incentive Plan.

    GENERAL TERMS. The Incentive Plan is an omnibus equity-based incentive plan that provides for awards in the form of stock awards, restricted stock units, stock options, stock appreciation rights, performance units, dividend equivalents and other awards to eligible individuals. The Incentive Plan also allows the Compensation Committee to grant annual and long-term performance awards that meet the criteria for "qualified performance-based compensation" under Section 162(m) of the Code. Only officers and key employees of Cornerstone or any of its subsidiaries (including key individuals who have accepted an offer of employment with any of them) are eligible to receive awards under the Incentive Plan. Cornerstone currently estimates that approximately 12 individuals are eligible to participate in the Incentive Plan.

    Cornerstone's ability to issue shares of Cornerstone Common Stock under the Incentive Plan is subject to a number of limits set forth in the Incentive Plan. Upon effectiveness of the Amendment, no more than 5% (rounded down to the nearest whole share) of the total number of shares of Cornerstone Common Stock and Units outstanding immediately after the completion of the Transaction may be issued under the Incentive Plan (increased by the number of shares tendered or withheld in connection with the payment or settlement of an award or for tax purposes under the Incentive Plan). In order to satisfy the requirements of
Section 162(m) of the Code, no eligible individual may receive under the Incentive Plan in any calendar year options or stock appreciation rights covering more than 1,000,000 shares. The limits described above are subject to adjustment by the Compensation Committee in the event of a merger, consolidation, stock dividend, stock split or other similar corporate event affecting the Cornerstone Common Stock. On November 12, 1998, the closing price of Cornerstone's Common Stock on the NYSE was $14.94.

    The Compensation Committee administers the Incentive Plan and has the authority to select the participants, and determine the type, number and other terms and conditions of the awards. The

Compensation Committee may prescribe award documents, establish rules and regulations for the administration of the Incentive Plan, construe and interpret the Incentive Plan and the award documents and make all other decisions or interpretations as the Compensation Committee may deem necessary.

    Awards under the Incentive Plan may be granted singly or in combination or tandem with any other award. The terms and conditions of each award will be set forth in an award document approved by the Compensation Committee. At or after the time of grant of an award, the Compensation Committee may determine the vesting, exercisability, payment and other restrictions that apply to the award. The Compensation Committee will also have authority to determine and specify in the applicable award document the effect, if any, that an employee's termination of employment or a change in control of Cornerstone will have on the vesting and exercisability of an award.

    The Incentive Plan contemplates the following types of awards:

    STOCK OPTIONS. Stock options may be either nonqualified stock options or incentive stock options within the meaning of Section 422 of the Code. Incentive stock options may be granted only to employees of Cornerstone or its subsidiaries. The term of a stock option may not be longer than ten years, and the exercise price of an option generally may not be less than the fair market value of a share of Cornerstone Common Stock at the time of grant. The exercise price of a stock option may be paid in cash or, if approved by the Compensation Committee at or after the time of grant, in previously owned stock or both. The Incentive Plan also allows the Compensation Committee to grant a so-called "reload option" in connection with the exercise of an option through the tender of previously owned shares of Cornerstone Common Stock. In order to comply with the provisions of the Code, the Incentive Plan does not allow for the grant of incentive stock options of more than 5% (rounded down to the nearest whole share) of the total number of shares of Cornerstone Common Stock and Units outstanding immediately after completion of the Transaction.

    STOCK APPRECIATION RIGHTS. Each stock appreciation right entitles a participant to receive the excess, if any, of the fair market value of a share of Cornerstone Common Stock on the date of exercise over the fair market value of a share of Cornerstone Common Stock on the date of grant. At the discretion of the Compensation Committee, payments to an employee upon exercise of a stock appreciation right may be made in cash, shares of Cornerstone Common Stock or both. The Compensation Committee may grant stock appreciation rights alone or together with stock options. If a stock appreciation right is granted in tandem with a stock option, the stock appreciation right may not be exercised prior to, or later than, the time the related option could be exercised.

    STOCK AWARDS. Stock awards generally consist of one or more shares of Cornerstone Common Stock granted to a participant for no consideration or sold to a participant for a stated amount. Stock awards may be subject to restrictions on transfer and to vesting conditions, as the Compensation Committee may determine.

    RESTRICTED STOCK UNITS. Each restricted stock unit represents the right of a participant to receive the value of one share of Cornerstone Common Stock at a payment date specified in connection with the grant of the unit, subject to the terms and conditions established by the Compensation Committee. When these terms and conditions are satisfied, restricted stock units will be payable, at the discretion of the Compensation Committee, in cash or shares of Cornerstone Common Stock or in other property.

    PERFORMANCE UNITS. Performance units may be granted as fixed or variable share-or-dollar-denominated units, subject to conditions of vesting and time of payment as the Compensation Committee may determine. Performance units will be payable, at the discretion of the Compensation Committee, in cash, shares of Cornerstone Common Stock, awards, other property or in any combination thereof.

    DIVIDEND EQUIVALENTS. Each dividend equivalent granted under the Incentive Plan generally entitles a participant to receive the value of any dividends paid in respect of a share of Cornerstone Common Stock.

Dividend equivalents may be settled through the payment of cash, shares of Cornerstone Common Stock, awards or other property and may be awarded on a free-standing basis or in connection with another award.

    OTHER AWARDS. The Incentive Plan authorizes the Compensation Committee to fashion other types of equity and non-equity based awards and gives the Compensation Committee broad discretion to specify the terms and provisions of such other awards. Other awards may be based upon performance goals, the value of a share of Cornerstone Common Stock, the value of other securities of Cornerstone, or other criteria that the Compensation Committee specifies. Other awards may consist solely of cash bonuses or supplemental cash payments to a participant to permit the participant to pay some or all of the tax liability incurred in connection with the vesting, exercise, payment or settlement of an award.

    PERFORMANCE AWARDS. The Incentive Plan permits the Compensation Committee to establish one or more performance periods and to provide for performance payments to participants upon the achievement of the targets for one or more performance goals applicable to the performance period. A performance period may be for such duration as the Compensation Committee may specify at the time that it sets the performance goals and targets applicable to that period, and the Incentive Plan allows the Compensation Committee to establish consecutive or overlapping performance periods. Performance payments are intended to qualify as "qualified performance-based compensation" for purposes of Section 162(m) of the Code and to be fully deductible for federal income tax purposes by Cornerstone.

    Payments in respect of a performance period may be made only upon the achievement of the targets for one or more of the following performance goals:
FFO per share, FFO, earnings per share, net income, NOI, pretax profits, pretax operating income, revenue growth, return on sales, return on equity, return on assets managed, return on investment, increase in the fair market value of a share of Cornerstone Common Stock, total return to stockholders, cash flow, or economic value added. A performance goal may be measured on a periodic, annual or cumulative basis and may be established on a corporate-wide basis or established with respect to one or more operating units, divisions, subsidiaries, acquired businesses, minority investments, partnerships or joint ventures. Performance goals may be calculated without regard to changes in accounting rules that occur during a performance period.

    Following the completion of a performance period, the Incentive Plan requires the Compensation Committee to certify that the applicable criteria for paying amounts in respect of a performance award have been achieved and to determine the amount of the performance payment to be made to a participant for the performance period. The Incentive Plan allows the Compensation Committee to exercise discretion to reduce (but not increase) the amount of the performance payment for a performance period.

    Performance payments may be paid in cash, shares of Cornerstone Common Stock, awards under the Incentive Plan, in other property or any combination thereof. The Compensation Committee may also permit a participant to defer receipt of a performance payment or may require the mandatory deferral of some or all of a performance payment. Where a performance payment is made in the form of Cornerstone Common Stock that is subject to transfer or other restrictions, the Incentive Plan permits, but does not require, the Compensation Committee to apply a reasonable discount not in excess of 25% to the fair market value of a share of Cornerstone Common Stock to determine the number of shares of Cornerstone Common Stock that will be delivered to the participant as part of the performance payment.

    The maximum value of a performance payment that may be made to a participant for any performance period of twelve months is $2,000,000. If the payment for a twelve month period is expressed as a percentage of the participant's base salary, it may not be greater than 300% of the participant's annual base salary in effect at the start of the performance period. If a performance period is greater than or less than twelve months, the dollar or salary limit will be determined by multiplying the applicable twelve-month limit by a fraction, the numerator of which is the number of whole and partial months in the performance period and the denominator of which is twelve.

    AMENDMENT AND TERMINATION. The Cornerstone Board or the Compensation Committee may, at any time, terminate or, from time to time, amend, modify or suspend the Incentive Plan. However, no amendment may increase certain of the limits set forth in the Incentive Plan, allow for grants of options at an exercise price less than fair market value at the time of grant or amend the Incentive Plan in any manner which would permit a reduction in the exercise price of options, without stockholder approval.

NEW GRANTS

    Upon completion of the Wilson Acquisition, the Compensation Committee has authorized the granting of up to 3,000,000 shares of Cornerstone Common Stock to employees of Cornerstone, contingent upon the approval of the Amendment by the Cornerstone stockholders. The allocation of these options will be determined by the Compensation Committee and approved by the full Cornerstone Board after the completion of the Wilson Acquisition.

FEDERAL INCOME TAX CONSEQUENCES OF STOCK OPTIONS

    The federal income tax consequences of the grant and exercise of a stock option are summarized below. The summary is not intended to be complete and is not intended as tax advice to any person.

    NONQUALIFIED STOCK OPTIONS. The grant of a nonqualified stock option has no immediate federal income tax effect; the employee will not recognize taxable income and Cornerstone will not receive a tax deduction. When the employee exercises the option, the employee will recognize ordinary income in an amount equal to the excess of the fair market value of the Cornerstone Common Stock on the date of exercise over the exercise price, and Cornerstone will generally receive a tax deduction equal to the amount of income recognized. Nonqualified stock options granted under the Incentive Plan are intended to qualify as qualified performance-based compensation for purposes of Section 162(m) of the Code.

    INCENTIVE STOCK OPTIONS. When an employee is granted an incentive stock option, or when the employee exercises the option, the employee will generally not recognize taxable income (except for purposes of the alternative minimum tax) and Cornerstone will not receive a tax deduction. If the employee holds the shares of Cornerstone Common Stock for at least two years from the date of grant and one year from the date of exercise, any gain or loss upon a subsequent disposition of the shares will be treated as long-term capital gain or loss.

BOARD RECOMMENDATION

    THE CORNERSTONE BOARD BELIEVES THAT THE AMENDMENT IS FAIR TO, AND IN THE BEST INTERESTS OF, CORNERSTONE AND THE STOCKHOLDERS OF CORNERSTONE. THE CORNERSTONE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS OF CORNERSTONE VOTE FOR APPROVAL OF THE AMENDMENT.

    The Cornerstone Board believes that adoption of the Amendment will help Cornerstone and the Operating Partnership attract and retain talented employees and thereby increase Cornerstone's performance. At the same time, the issuance of additional shares of Cornerstone Common Stock pursuant to stock options and other awards under the Incentive Plan will have a dilutive effect on existing Cornerstone stockholders. The Cornerstone Board believes that benefits to stockholders of adopting the Amendment will outweigh these effects over the long term. Stockholders should consider both the advantages and disadvantages of adoption of the Amendment in considering whether to vote in favor of the proposal to approve the Amendment.

                OWNERSHIP OF CORNERSTONE COMMON STOCK BY CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth information with respect to persons known by Cornerstone to be the beneficial owner of 5% or more of the Cornerstone Common Stock as of September 1, 1998.

                                                                                          BENEFICIAL OWNERSHIP
                                                                                       ---------------------------
                                                                                        NUMBER OF     PERCENTAGE
NAME AND ADDRESS                                                                          SHARES       OF CLASS
-------------------------------------------------------------------------------------  ------------  -------------
PGGM(1)..............................................................................    27,458,750(2)        27.0%
  P.O. Box 117
  3700 AC Zeist
  The Netherlands

DIHC.................................................................................     6,726,750          6.6%
  200 Galleria Parkway, NW
  Suite 2000
  Atlanta, GA 30339

NYSTRS...............................................................................     6,896,550          6.8%
  10 Corporate Woods Drive
  Albany, NY 12211-2395

------------------------

(1) As the sole stockholder of DIHC, PGGM may be deemed to beneficially own the shares held beneficially and of record by DIHC. Accordingly, PGGM may be deemed to own, in the aggregate, 34,185,500 shares, representing 33.6% of the outstanding shares of the Cornerstone Common Stock.

(2) Does not include 11,594,203 shares of Cornerstone Common Stock which PGGM has agreed to purchase pursuant to the PGGM Investment and of which PGGM may be deemed to be the beneficial owner under Rule 13d-1 under the Exchange Act. Upon completion of the PGGM Investment and the Wilson Acquisition, PGGM will be the beneficial owner of approximately 36.1% of the outstanding shares of Cornerstone Common Stock, including shares owned by DIHC.

    The following table sets forth the shares of Cornerstone's Common Stock beneficially owned as of September 1, 1998 by all directors, by each of the named executive officers, and by the directors and executive officers as a group. Except as footnoted, each named individual has sole voting and investment power over the shares listed by that individual's name. All directors and executive officers as a group beneficially owned approximately 1,589,780 (or approximately 1.6%) of the outstanding shares of Cornerstone Common Stock at September 1, 1998. None of the persons in the following table owned in excess of 1.0% of the shares of Cornerstone Common Stock outstanding on September 1, 1998.

NAME                                                                                                     SHARES
-----------------------------------------------------------------------------------------------------  ----------
Cecil D. Conlee......................................................................................      --
Blake Eagle..........................................................................................      10,349(1)
Dr. Karl-Ludwig Hermann..............................................................................      10,000(2)
Hans C. Mautner......................................................................................      45,194(1)
Dr. Lutz Mellinger...................................................................................      --
John S. Moody........................................................................................     512,306(3)
Craig R. Stapleton...................................................................................      92,900
Dick van den Bos.....................................................................................      --
Jan van der Vlist....................................................................................      --
Michael J. G. Topham.................................................................................      10,349(1)
Scott M. Dalrymple...................................................................................     126,300(4)
Rodney C. Dimock.....................................................................................     271,565(5)
Thomas P. Loftus.....................................................................................     126,000(4)
Kevin P. Mahoney.....................................................................................     125,300(4)
Thomas A. Nye........................................................................................     127,800(4)
Francis H. Shields, Jr...............................................................................      87,289(6)
Barry J. McGowan.....................................................................................      19,178(7)
Karin G. Maas........................................................................................      12,500(8)
Robert T. Sorrentino.................................................................................      12,500(8)
Peter S. Smichenko...................................................................................         250
All directors and executive officers as a group (20 persons).........................................   1,589,780

------------------------

(1) Includes 349 restricted shares received as director compensation and 10,000 shares subject to options exercisable within 60 days.

(2) Includes 10,000 shares subject to options exercisable within 60 days.

(3) Includes 93,000 restricted shares awarded to him in his capacity as an executive officer of Cornerstone and 408,333 shares subject to options exercisable within 60 days.

(4) Includes 24,000 restricted shares awarded to him in his capacity as an executive officer of Cornerstone and 101,000 shares subject to options exercisable within 60 days.

(5) Includes 57,000 restricted shares awarded to him in his capacity as an executive officer of Cornerstone and 192,833 shares subject to options exercisable within 60 days.

(6) Includes 21,622 restricted shares awarded to him in his capacity as an executive officer of Cornerstone and 65,167 shares subject options exercisable within 60 days.

(7) Includes 19,178 restricted shares awarded to him in his capacity as an executive officer of Cornerstone.

(8) Includes 12,500 restricted shares awarded to him/her in his/her capacity as an executive officer of Cornerstone.

                     DIRECTORS AND OFFICERS OF CORNERSTONE
                        FOLLOWING THE WILSON ACQUISITION

DIRECTORS

    The Contribution Agreement provides that, upon completion of the Wilson Acquisition, the Cornerstone Bylaws will be amended and restated to provide for certain corporate governance rights for William Wilson III and PGGM. The Cornerstone Board will be expanded from 11 to 14 directors, and Mr. Wilson, who will become Chairman of the Cornerstone Board, will have the right to designate two individuals to be nominated by the Cornerstone Board for election as directors. Immediately after the completion of the Wilson Acquisition, the Cornerstone Board will appoint the Wilson Directors to fill the newly created board seats, to serve until elected by the stockholders of Cornerstone at the next annual meeting of stockholders after the closing of the Wilson Acquisition. The Amended and Restated Bylaws will also incorporate PGGM's existing right to designate two individuals to be nominated by the Cornerstone Board for election as directors.

EXECUTIVE OFFICERS

    In addition to Mr. Wilson, John J. Hamilton III, Lee Van Boven and R. Matthew Moran, all of whom are current executive officers of WW&A, will be appointed to executive positions with Cornerstone. Following the closing of the Wilson Acquisition, the principal executive officers of Cornerstone will be the following:
    WILLIAM WILSON III (62), CHAIRMAN, CORNERSTONE; PRESIDENT, WILSON CORNERSTONE. Mr. Wilson has been the President of WW&A since 1978 when he formed the company.

    JOHN S. MOODY (49), PRESIDENT AND CHIEF EXECUTIVE OFFICER, CORNERSTONE. Mr. Moody has been Chairman and Chief Executive Officer of Cornerstone since November 1997. He was President and Chief Executive Officer of Cornerstone from June 1991 to February 1998 and President and Chief Executive Officer of Deutsche Bank Realty Advisors, Inc. from April 1991 to July 1995.

    RODNEY C. DIMOCK (51), CHIEF OPERATING OFFICER, CORNERSTONE. Mr. Dimock has been President and Chief Operating Officer of Cornerstone since February 1998. He was Executive Vice President and Chief Operating Officer of Cornerstone from October 1995 to February 1998 and President of Aetna Realty Investors from April 1991 to October 1995.

    H. LEE VAN BOVEN (59), GENERAL COUNSEL, CORNERSTONE; CHIEF OPERATING OFFICER, WILSON CORNERSTONE. Mr. Van Boven has been Chief Operating Officer of WW&A since February 1997 and General Counsel and Executive Vice President of WW&A since September 1996. Prior to joining WW&A, he was a partner with the law firm of Farella Braun & Martel LLP, San Francisco, California.

    KEVIN P. MAHONEY (37), SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER, CORNERSTONE. Mr. Mahoney has been Chief Financial Officer of Cornerstone since February 1998. He was Vice President and Treasurer of Cornerstone from September 1992 to February 1998 and Vice President from December 1993 to July 1995 and Assistant Vice President from July 1991 to December 1993 of Deutsche Bank Realty Advisors, Inc.

    BARRY J. MCGOWAN (39), CO-CHIEF INVESTMENT OFFICER, CORNERSTONE. Mr. McGowan has been Chief Investment Officer of Cornerstone since March 1998. Prior to joining Cornerstone, Mr. McGowan was President, Northeast Region from February 1995 to November 1997, Senior Vice President from April 1994 to February 1995 and Vice President from January 1993 to April 1994 of Koll Bren Realty Advisors.

    R. MATTHEW MORAN (36), CO-CHIEF INVESTMENT OFFICER, CORNERSTONE. Mr. Moran has been with WW&A since February 1993, serving at various times as Vice President, Senior Vice President and currently as Executive Vice President and Director of Acquisitions.

    JOHN J. HAMILTON III (42), CHIEF DEVELOPMENT OFFICER, CORNERSTONE. Mr. Hamilton has been Executive Vice President of WW&A since March 1993.

    THOMAS P. LOFTUS (39), TREASURER AND SECRETARY, CORNERSTONE. Mr. Loftus has been Chief Administrative Officer of Cornerstone since February 1998. He has been Vice President and Controller of Cornerstone since June 1992 and Secretary of Cornerstone since June 1993. During that time, Mr. Loftus also served as Director-Fund Administration from December 1993 to July 1995, Vice President-Fund Administration from June 1992 to December 1993 and Vice President-Controller from April 1991 to June 1992 of Deutsche Bank Realty Advisors, Inc.

    M. NEWT YAEGER (53), SENIOR VICE PRESIDENT, WILSON CORNERSTONE. Mr. Yaeger has been Senior Vice President--Operations of WW&A since September 1993.

    STEPHEN J. PILCH (37), SENIOR VICE PRESIDENT, WILSON CORNERSTONE. Mr. Pilch has been Senior Vice President--Investment Management of WW&A since March 1998 and was Vice President--Investment Management of WW&A from May 1997 to March 1998. Prior to joining WW&A, he served as a Managing Director of Aetna Life Insurance Company from August 1993 to May 1997.

    JAMES W. ARCE (45), SENIOR VICE PRESIDENT, WILSON CORNERSTONE. Mr. Arce has been Senior Vice President--Asset Management of WW&A since August 1995 and was Vice President--Asset Management of WW&A from September 1993 to August 1995.

    A. ROBERT PARATTE (32), SENIOR VICE PRESIDENT, WILSON CORNERSTONE. Mr. Paratte has been Senior Vice President of WW&A since December 1997 and was Vice President of WW&A from November 1994 to December 1997. Prior to joining WW&A, he served as Vice President of Wells Fargo Bank.

    SCOTT M. DALRYMPLE (39), VICE PRESIDENT, CORNERSTONE. Mr. Dalrymple has been Vice President of Cornerstone since July 1991. During that time, he also served as Vice President from December 1993 to July 1995 and Assistant Vice President from July 1991 to December 1993 of Deutsche Bank Realty Advisors, Inc.

    KAREN G. MAAS (34), VICE PRESIDENT, CORNERSTONE. Ms. Maas has been Vice President of Cornerstone since February 1998. Prior to joining Cornerstone, she was Vice President from March 1993 to October 1997 and Assistant Vice President from November 1992 to March 1993 of Deutsche Morgan Grenfell.

    THOMAS A. NYE (33), VICE PRESIDENT, CORNERSTONE. Mr. Nye has been Vice President of Cornerstone since July 1995. Prior to joining Cornerstone, he was Vice President from December 1993 to July 1995 and Assistant Vice President from July 1991 to December 1993 of Deutsche Bank Realty Advisors, Inc.

    FRANCES H. SHIELDS (33), JR., VICE PRESIDENT, CORNERSTONE. Mr. Shields has been Vice President of Cornerstone since December 1996. He was Assistant Vice President of Cornerstone from March 1994 to December 1996. Mr. Shields also served as Assistant Vice President of Deutsche Bank Realty Advisors from March 1994 to July 1995. He served as Assistant Manager of Edward S. Gordon Company from May 1992 to March 1994.

    PETER S. SMICHENKO (34), VICE PRESIDENT, CORNERSTONE. Mr. Smichenko has been Vice President of Cornerstone since November 1997. Prior to joining Cornerstone, he was Assistant Vice President of O'Connor Realty Advisors from May 1995 to October 1997 and Property Manager for Hines Interests Limited Partnership from August 1987 to June 1993.

    ROBERT T. SORRENTINO (44), VICE PRESIDENT, CORNERSTONE. Mr. Sorrentino has been Vice President of Cornerstone since October 1997. Prior to joining Cornerstone, he was Executive Vice President and Chief Financial Officer of DIHC Management Corp. from 1991 to October 1997.

EMPLOYMENT ARRANGEMENTS

    Effective upon the completion of the Wilson Acquisition, Mr. Wilson will enter into an employment agreement with Cornerstone. Mr. Wilson's contract will be for a term of three years and will provide for: (i) an initial base salary of $400,000 per year; (ii) restrictions on Mr. Wilson's participation in business activities outside the scope of his employment other than (A) passive investment in companies or businesses in which Mr. Wilson does not have operating control and does not hold an executive or advisory position and (B) participation in strategic and significant business decisions concerning management of the real estate assets of WW&A and its affiliates excluded or withdrawn from the Wilson Acquisition; and (iii) participation in the Cornerstone incentive compensation plans as determined by the Compensation Committee of the Cornerstone Board.

    Effective upon completion of the Wilson Acquisition, Mr. Moody will enter into an employment agreement with Cornerstone. Mr. Moody's contract will be for a term of three years and will provide for: (i) a base salary for 1998 of $350,000 per year, subject to adjustments; and (ii) participation in the Cornerstone incentive compensation plans as determined by the Compensation Committee of the Cornerstone Board.

    Other than Mr. Wilson, none of the members of WW&A's management who will become Cornerstone executives (the "New Cornerstone Executives") will enter into employment agreements. Other than Mr. Moody, none of the current executives of Cornerstone have employment agreements, and no other executives will enter into employment agreements in connection with the Wilson Acquisition. All of the New Cornerstone Executives and certain other employees of WW&A will be entitled to receive salaries, bonuses, restricted stock awards, stock options, Cornerstone contributions to a 401(k) retirement plan, Cornerstone contributions to a profit sharing plan and the payment of life insurance premiums. The New Cornerstone Executives will also be entitled to certain other benefits which Cornerstone generally provides to its employees. In addition, all of the New Cornerstone Executives will enter into agreements with Cornerstone that generally will provide for the payment of: (i) all unpaid base salary through the date of termination; (ii) an amount in consideration for all unused vacation time; (iii) the pro rata portion of the annual bonus for the year in which termination occurs, assuming all performance targets are achieved; and (iv) an amount equal to two times such executive's annual compensation (three times in the case of Mr. Wilson and Mr. Van Boven) if the executive's employment with Cornerstone is terminated during the two-year period commencing on the occurrence of a "Change in Control" (as defined below under "Executive Compensation--Retention Agreements") (a "Termination Agreement"). Each Termination Agreement will also provide that upon such termination: (i) the executive will not be precluded from investing or engaging in, or providing services as an employee or consultant to, any business that is competitive with those of the Cornerstone Parties; and (ii) for a one-year period following such termination, such executive may not initiate the solicitation of employment of any other employee who is employed by Cornerstone at the time of such termination.

    Upon completion of the Wilson Acquisition, the Compensation Committee has authorized the granting of options for up to 3,000,000 shares of Cornerstone Common Stock to employees of Cornerstone, contingent upon the approval of the Amendment by the Cornerstone stockholders. The allocation of these options will be determined by the Compensation Committee and approved by the full Cornerstone Board after the completion of the Wilson Acquisition. See "Proposal Three:
Amendment and Restatement of the Incentive Plan."

                             EXECUTIVE COMPENSATION

    The following table sets forth information concerning the compensation of Cornerstone's Chief Executive Officer and each of the other four most highly compensated executive officers of Cornerstone at the end of 1997 (the "Named Officers"), for the past three years. Prior to July 1, 1995, Cornerstone was managed pursuant to an advisory agreement with Deutsche Bank Realty Advisors, Inc. and paid no compensation to its officers, who were compensated by Deutsche Bank Realty Advisors, Inc. for services to Cornerstone, including the payment of bonuses.

                           SUMMARY COMPENSATION TABLE

                                                                                    LONG-TERM AWARDS
                                                                    -------------------------------------------------
                                       ANNUAL COMPENSATION (1)      RESTRICTED      SECURITIES
                                   -------------------------------     STOCK        UNDERLYING          ALL OTHER
NAME AND PRINCIPAL POSITION          YEAR      SALARY      BONUS     AWARDS(3)      OPTIONS(#)       COMPENSATION(4)
---------------------------------  ---------  ---------  ---------  -----------  -----------------  -----------------
John S. Moody....................       1997  $ 350,000  $ 350,000   $ 579,000         325,000          $  24,935
  Chairman and Chief                    1996    350,000    300,000          --              --             24,659
  Executive Officer                     1995    175,000    100,000     825,000         300,000             17,010

Rodney C. Dimock.................       1997(2)   275,000   225,000    247,000         160,000             24,720
  President and Chief                   1996    275,000    200,000          --              --             21,525
  Operating Officer                     1995     57,291    100,000     600,000         150,000             15,000

Kevin P. Mahoney.................       1997    110,000    115,000     167,000          78,000             11,355
  Chief Financial Officer               1996     95,000    100,000          --              --             11,251
                                        1995     48,000     50,000     198,000          75,000              6,601

Thomas P. Loftus.................       1997    130,000     75,000      98,000          78,000             12,680
  Chief Administrative                  1996    125,000     55,000          --              --             12,571
  Officer                               1995     62,500     35,000     258,000          75,000              8,612

Scott M. Dalrymple...............       1997    110,000     90,000     167,000          78,000             12,592
  Vice President                        1996     95,000     75,000          --              --             12,447
                                        1995     48,000     45,000     198,000          75,000              7,374

--------------------------

(1) See the lead-in paragraph to the table.

(2) Mr. Dimock commenced employment with Cornerstone on October 16, 1995.

(3) Dollar value calculated by multiplying the closing market price on the NYSE with respect to year 1997 and on the Frankfurt Stock Exchange with respect to years 1995 and 1996 on the date of grant by the number of shares awarded. The aggregate number of restricted shares held and their value as of December 31, 1997 were as follows: Mr. Moody--93,000 shares/$1,784,437; Mr. Dimock--57,000 shares/$1,093,687; Mr. Mahoney--24,000 shares/$460,500; Mr.
    Loftus--24,000 shares/$460,500; and Mr. Dalrymple--24,000 shares/ $460,500.
    The 1995 awards fully vested with respect to 13.333% on June 30, 1996 and 1997, and will fully vest with respect to 13.333% on June 30, 1998 and 1999, and with respect to 46.668% on June 30, 2000. The 1997 awards fully vest with respect to 13.333% on June 30, 1998, 1999, 2000, and 2001, and with respect to 46.668% on June 30, 2002. Regular dividends are paid on restricted stock.

(4) "All Other Compensation" includes contributions of $4,000 for each of the Named Officers to Cornerstone's 401(k) Retirement Plan and contributions to Cornerstone's Profit Sharing Plan on behalf of the named individuals in the following amounts for 1997: Mr. Moody--$16,500; Mr. Dimock--$16,500; Mr. Mahoney--$6,213; Mr. Loftus--$7,314; and Mr. Dalrymple--$7,314. It also includes premiums paid by Cornerstone for life insurance for the benefit of the named individuals in the following amounts: Mr. Moody--$4,435; Mr. Dimock--$4,220; Mr. Mahoney--$1,142; Mr. Loftus--$1,366; and Mr.
    Dalrymple--$1,278.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                     INDIVIDUAL GRANTS                           POTENTIAL REALIZABLE
                              ----------------------------------------------------------------  VALUE AT ASSUMED ANNUAL
                                  NUMBER                                                         RATES OF STOCK PRICE
                               OF SECURITIES    % OF TOTAL OPTIONS                              APPRECIATION FOR OPTION
                                UNDERLYING          GRANTED TO        EXERCISE OR                      TERM (1)
                                  OPTIONS            EMPLOYEES        BASE PRICE   EXPIRATION   -----------------------
NAME                          GRANTED (#)(2)      IN FISCAL YEAR        ($/SH)        DATE        5%($)       10%($)
----------------------------  ---------------  ---------------------  -----------  -----------  ----------  -----------

John S. Moody...............       325,000                34.2%        $   14.50    3/17/2007   $5,443,750  $11,462,750
Rodney C. Dimock............       160,000                16.8             14.50    3/17/2007    2,680,000    5,643,200
Kevin P. Mahoney............        78,000                 8.2             14.50    3/17/2007    1,306,500    2,751,060
Thomas P. Loftus............        78,000                 8.2             14.50    3/17/2007    1,306,500    2,751,060
Scott M. Dalrymple..........        78,000                 8.2             14.50    3/17/2007    1,306,500    2,751,060

------------------------

(1) Such values are calculated based on the requirements promulgated by the Commission and are not intended to forecast future stock appreciation of Cornerstone Common Stock. There can be no assurance that such values will be achieved.

(2) Such options vest in increments of 33 1/3% on each of the first three anniversaries of the date of grant.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
                                     VALUES

                                                               NUMBER OF SECURITIES    VALUE OF UNEXERCISED IN-THE-
                                                              UNDERLYING UNEXERCISED      MONEY OPTIONS AT FY-END
                            SHARES ACQUIRED       VALUE       OPTIONS AT FY-END (#)               ($)(1)
NAME                       ON EXERCISES (#)   REALIZED ($)   EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
-------------------------  -----------------  -------------  ------------------------  -----------------------------
John S. Moody............              0        $       0         200,000/425,000           $977,500/$2,481,000
Rodney C. Dimock.........         10,500           37,538          89,500/210,000             437,500/1,177,500
Kevin P. Mahoney.........              0                0          50,000/103,000               244,500/605,000
Thomas P. Loftus.........              0                0          50,000/103,000               244,500/605,000
Scott M. Dalrymple.......              0                0          50,000/103,000               244,500/605,000

------------------------

(1) Market value of Cornerstone Common Stock on the NYSE at year-end less option price.

RETENTION AGREEMENTS

    Cornerstone has entered into retention agreements with twelve officers, including each of Messrs. Moody, Dimock, Mahoney, Loftus and Dalrymple, to address the terms and conditions of their employment in the event of a change in control. "Change in Control" is generally said to occur when: (i) any person becomes the owner of 25% or more of Cornerstone's voting securities; (ii) directors who constitute the Cornerstone Board at the beginning of any two-year period, and any new directors whose election or nomination for election was approved by a vote of at least three quarters of the directors then in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved, cease to constitute a majority; (iii) a merger, consolidation or reorganization in which Cornerstone's voting securities do not continue to represent at least 50% of the surviving entity; or (iv) a reorganization, liquidation, or sale of all or substantially all of Cornerstone's assets.

    In the event of termination of employment by Cornerstone without cause, or by the employee for good reason, within two years following a change in control, Cornerstone will make a lump sum payment of: (i) the pro rata portion of the annual bonus for the year termination occurred, calculated on the basis of the target bonus and on the assumption that all performance goals have been or will be achieved; and (ii) three times annual compensation in the case of Messrs. Moody and Dimock and two times annual compensation in the case of all other officers. Annual compensation is generally defined as highest annual bonus plus the higher of the salary in effect immediately prior to termination or change in control.

    An officer may be terminated for "cause" if he/she is convicted of a felony, reveals confidential information about Cornerstone or refuses to substantially perform his/her duties. An officer can terminate for "good reason" if Cornerstone reduces his/her salary or benefits, relocates his/her office more then 25 miles from the present location, detrimentally alters his/her title or position, fails to get a successor to agree to assume the obligations under the retention agreement or materially breaches any provision of the agreement.

    In addition, the officer and his/her eligible dependents will continue to be eligible to participate during the benefit continuation period in the medical, dental, health, life and other welfare benefit plans and arrangements applicable to him/her immediately prior to his/her termination of employment, on the same terms and conditions in effect immediately prior to such termination. "Benefit continuation period" means the period beginning on the day of termination and ending on the earlier to occur of: (i) the third anniversary of the date of termination in the case of Messrs. Moody and Dimock and the second anniversary of the date of termination in the case of all other officers; and (ii) the date that the officer is eligible and elects coverage under the plans of a subsequent employer which provide substantially equivalent or greater benefits to the officer and his dependents.

    If the payments to an officer under the retention agreement constitute "parachute payments" (as defined in Section 280G of the Code), and the officer would receive more value after taxes if the payments to be made to the officer were capped at three times the "base amount" less $1.00, then the payments to the officer will be reduced to that amount.

    Cornerstone will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of Cornerstone expressly to assume and to agree to perform its obligations under the retention agreements in the same manner and to the same extent that Cornerstone would be required to perform such obligations if no such succession had taken place.

SUPPLEMENTAL PENSION BENEFIT

    Cornerstone has entered into a contract with Mr. Moody whereby amounts are accrued under an unfunded arrangement to pay Mr. Moody a supplemental pension. Under the contract, his supplemental pension account was established with a credit of $250,000 as of July 1, 1995, and Cornerstone is obligated to credit the account in the amount of $60,000 each subsequent July 1 during the continuance of Mr. Moody's employment.

    The account is also credited with any deemed income, gains or losses which would be attributable to a corresponding investment of an equal cash amount in such investment as Cornerstone, taking into account Mr. Moody's views, shall deem the account to be invested. In general, unless his employment is terminated by Cornerstone for cause, Mr. Moody will receive in a lump sum the total amount credited to his supplemental pension account when he retires or his employment otherwise ceases. In the event Mr. Moody's employment is terminated by Cornerstone other than for cause, or if he resigns for good reason, in either case following a change in control, Cornerstone is obligated to credit his supplemental pension account with an amount equal to $60,000 times the number of years (and fractions) remaining between his age on the date his employment ceases and age 60.

COMPENSATION OF DIRECTORS

    In 1997, each director of Cornerstone, other than Mr. Moody, received an annual retainer fee of $10,000, paid in cash, and an annual cash fee of $5,000 for service on a standing committee of the Cornerstone Board. Messrs. Mellinger, van den Bos and van der Vlist joined the Cornerstone Board on November 26, 1997 and received no compensation for 1997. Cornerstone either reimburses each director for his expenses incurred in attending any meeting of the Cornerstone Board or a committee thereof or pays such expenses directly. If a member of the Cornerstone Board travels to inspect a property proposed to be acquired by Cornerstone, such director is reimbursed for his travel expenses.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Cornerstone Board has a standing Compensation Committee, chaired by Hans
C. Mautner with Dr. Karl-Ludwig Hermann and Michael J. G. Topham as its other members. None of the members of the Compensation Committee are, or have been at any time, an officer or employee of Cornerstone or any of its subsidiaries.

                                    EXPERTS

    The consolidated financial statements and financial statement schedules of Cornerstone Properties Inc. as of December 31, 1997 and 1996 and for each of the three years in the period ended December 31, 1997, the financial statements of William Wilson & Associates as of December 31, 1997 and 1996 and for each of the three years in the period ended December 31, 1997, and the combined statements of revenues and certain operating expenses of the Property Acquisition and Property Acquisition Two for the year ended December 31, 1997, included or incorporated by reference in this Proxy Statement, have been included or incorporated herein in reliance upon the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing.

    Cornerstone has been advised that representatives of PricewaterhouseCoopers LLP are expected to be present at the Special Meeting, and will have the opportunity to make a statement and will be available to respond to appropriate questions.

                      WHERE YOU CAN FIND MORE INFORMATION

    Cornerstone is subject to the informational requirements of the Exchange Act and, in accordance therewith, files reports, proxy statements and other information with the Commission. Such reports, proxy statements and other information can be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the following regional offices of the Commission: 7 World Trade Center, Suite 1300, New York, NY 10048 and 500 West Madison Street, Suite 1400, Chicago, IL 60661-2511. Copies of such material can be obtained at prescribed rates from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. In addition, such material can be obtained from the Commission's web site at http://www.sec.gov. Cornerstone Common Stock is listed and traded on the NYSE under the symbol "CPP," as well as on the Frankfurt and Dusseldorf Stock Exchanges. All such reports, proxy statements and other information filed by Cornerstone with the NYSE may be inspected at the NYSE's offices at 20 Broad Street, New York, NY 10005.

    THIS PROXY STATEMENT INCORPORATES CERTAIN CORNERSTONE DOCUMENTS BY REFERENCE WHICH ARE NOT PRESENTED HEREIN OR DELIVERED HEREWITH. THESE DOCUMENTS (OTHER THAN THE EXHIBITS TO SUCH DOCUMENTS, UNLESS SUCH EXHIBITS ARE SPECIFICALLY INCORPORATED BY REFERENCE INTO SUCH DOCUMENTS) ARE AVAILABLE WITHOUT CHARGE UPON ORAL OR WRITTEN REQUEST FROM CORNERSTONE PROPERTIES INC., TOWER 56, 126 EAST 56TH STREET, NEW YORK, NY 10022, ATTENTION: SECRETARY (TELEPHONE (212) 605-7100). IN ORDER TO ENSURE TIMELY DELIVERY OF THE DOCUMENTS, ANY REQUEST SHOULD BE MADE BY DECEMBER 7, 1998.

    The Commission allows us to incorporate by reference information into this Proxy Statement, which means that we can disclose important information to you by referring you to another document filed separately with the Commission. The following documents, which have been filed with the Commission pursuant to the Exchange Act, are hereby incorporated herein by reference (Commission File No. 1-12861):

        1. Cornerstone's Annual Report on Form 10-K for the year ended December 31, 1997, as amended by Form 10-K/A Amendment No. 1, filed with the Commission pursuant to the Exchange Act.

        2. Cornerstone's Notice of Annual Meeting and Proxy Statement, dated April 17, 1998, filed with the Commission pursuant to the Exchange Act.

        3. Cornerstone's Reports on Form 10-Q for the quarterly periods ending March 31, 1998 and June 30, 1998, filed with the Commission pursuant to the Exchange Act.

        4. Cornerstone's Current Reports on Form 8-K dated January 14, 1998, February 3, 1998, February 25, 1998, February 26, 1998, March 31, 1998 and August 26, 1998 (as amended by a Current Report on Form 8-K/A filed on September 4, 1998), filed with the Commission pursuant to the Exchange Act.

    All documents filed by Cornerstone pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date hereof and prior to the date of the Special Meeting shall be deemed to be incorporated herein by reference and to be a part hereof from the date of filing of such documents. All information appearing in this Proxy Statement or in any document incorporated herein by reference is not necessarily complete and is qualified in its entirety by the information and financial statements (including notes thereto) appearing in this Proxy Statement or the documents incorporated by reference herein and should be read together with such information and documents.

    Any statement contained in a document incorporated or deemed to be incorporated herein by reference shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein or in any other subsequently filed document that is deemed to be incorporated herein by reference modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

    No person is authorized to give any information or to make any representations other than those contained or incorporated by reference in this Proxy Statement, and if given or made, such information or representations should not be relied upon as having been authorized. This Proxy Statement is dated November 13, 1998. Cornerstone has tried to make this Proxy Statement as accurate as possible, but cannot assure that this document remains accurate after such date. You should not assume that the information contained in this Proxy Statement is accurate as of any date other than such date, and the delivery of this Proxy Statement shall not, under any circumstances, create any implication that there has been no change in the information set forth or incorporated herein by reference or in the affairs of Cornerstone since the date of this Proxy Statement.

                             STOCKHOLDER PROPOSALS

    The Cornerstone Board is not aware of any proposals to be brought before the Special Meeting other than (i) the Wilson Issuance, (ii) the PGGM Investment and
(iii) the Amendment. Stockholders attending the Special Meeting in person may move to present unscheduled proposals at the Special Meeting. The Chairman of the Cornerstone Board will preside at the Special Meeting and will rule on whether such proposals are in order under the Cornerstone Bylaws and Nevada law.

    In order to be eligible for inclusion in Cornerstone's proxy solicitation materials for its 1999 Annual Meeting of Stockholders, any stockholder proposal to be considered at such meeting must be received by Cornerstone on or before December 18, 1998. Any such proposal will be subject to the requirements contained in the Bylaws of Cornerstone relating to stockholder proposals and the proxy rules under the Exchange Act.

                                          By Order of the Board of Directors

                                          of Cornerstone Properties Inc.

                                          /s/ Thomas P. Loftus

                                          THOMAS P. LOFTUS

                                          Secretary

                                    GLOSSARY

    The following alphabetical listing sets forth the defined terms used in this Proxy Statement and the location in this Proxy Statement where such terms are first defined.

    "ACQUIRING PERSON" means (subject to certain exceptions) any person who, individually or in association with others, acquires or offers to acquire, directly or indirectly, a controlling interest in an issuing corporation. (p.
44)

    "ACQUISITION AGREEMENT" means an agreement entered into in connection with the Wilson Acquisition. (p. 46)

    "ACQUISITION LOAN" means a loan to an acquiring Project Entity in connection with the acquisition of an Approved Additional Project. (p. 39)

    "ADR" means average daily rate. (p. 65)

    "AFFO" means adjusted funds from operations. (p. 31)

    "AFFO MULTIPLE" means the ratio of equity market capitalization to AFFO, based on the share price of Cornerstone Common Stock as of June 9, 1998. (p. 31)

    "ALL OTHER COMPENSATION" means the contributions for each of the Named Officers to Cornerstone's 401(k) Retirement Plan and contributions to Cornerstone's Profit Sharing Plan on behalf of the Named Officers. (p. 81)

    "AMENDMENT" means the amendment and restatement of the Cornerstone Properties Inc. 1998 Long-Term Incentive Plan. (p. i)

    "ANTITRUST DIVISION" means the Antitrust Division of the U.S. Department of Justice. (p. 7)

    "APPROVED ADDITIONAL PROJECTS" means acquisitions by Project Entities approved by Cornerstone which are to be included in the Wilson Acquisition. (p.
27)

    "BENEFIT CONTINUATION PERIOD" means the period beginning on the day of termination of employment and ending on the earlier to occur of (i) the third anniversary of the date of termination in the case of certain officers and (ii) the date that such officer is eligible and elects coverage under the plans of a subsequent employer which provides substantially equivalent or greater benefits to such officer and his dependents. (p. 83)

    "CAPITAL EXPENDITURES" means all costs for capital improvements or repairs to the Wilson Projects. (p. 40)

    "CHANGE IN CONTROL" means an event in which either: (i) any person becomes the owner of 25% or more of Cornerstone's voting securities; (ii) directors who constitute the Cornerstone Board at the beginning of any two-year period, and any new directors whose election or nomination for election was approved by a vote of at least three quarters of the directors then in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved, cease to constitute a majority; (iii) a merger, consolidation or reorganization in which Cornerstone's voting securities do not continue to represent at least 50% of the surviving entity; or (iv) a reorganization, liquidation, or sale of all or substantially all of Cornerstone's assets. (p. 82)

    "CIC" means Commercial Interior Contractors. (p. 35)

    "CLOSING COSTS" means the following costs incurred in connection with the completion of the Wilson Acquisition: (i) loan assumption fees and payment penalties, if any, and other costs and charges incurred in connection with the assumption by the Operating Partnership of the debt secured by the Wilson Projects; (ii) up to $200,000 of auditor's fees and expenses incurred by the Wilson Parties in the preparation of certain audited financial statements in connection with the Wilson Acquisition; (iii) recording fees and costs, transfer taxes, title insurance premiums and fees and costs required for the conveyance of the Interests and the Wilson Projects to Cornerstone; and (iv) expenses incurred in making any necessary filings under the HSR Act. (p. 45)

    "CODE" means the Internal Revenue Code of 1986, as amended. (p. 7)

    "COMMISSION" means the Securities and Exchange Commission. (p. 5)

    "COMPARABLES" means Equity Office Properties Trust, Crescent Real Estate Equities Company, Vornado Realty Trust, Spieker Properties, Inc., Cornerstone, Boston Properties, Inc., CarrAmerica Realty Corporation, MackCali Realty Corporation, Highwoods Properties, Inc., Arden Realty, Inc. and Kilroy Realty Corporation. (p. 31)

    "CONTROL SHARES" means those outstanding voting shares of an issuing corporation which an acquiring person acquires or offers to acquire in an acquisition or within 90 days immediately preceding the date when the acquiring person became an acquiring person. (p. 44)

    "CONTROLLING INTEREST" means the ownership of outstanding voting shares of an issuing corporation sufficient to enable the acquiring person, individually or in association with others, directly or indirectly, to exercise (i) one-fifth or more but less than one-third, (ii) one-third or more but less than a majority and/or (iii) a majority or more of the voting power of the issuing corporation in the election of directors. (p. 44)

    "CONSIDERATION" means the consideration the Wilson Investors owning the Interests will receive upon contribution of these Interests to Cornerstone or the Operating Partnership. (p. 2)

    "CONTRIBUTION AGREEMENT" means the Contribution Agreement and Agreement and Plan of Merger, dated as of June 22, 1998, as amended by the First Amendment to Contribution Agreement and Agreement and Plan of Merger, dated as of July 10, 1998, and the Second Amendment to Contribution Agreement and Agreement and Plan of Merger, dated as of September 12, 1998, by and among the Cornerstone Parties and the Wilson Parties. (p. i)

    "CORNERSTONE" means Cornerstone Properties Inc., a Nevada corporation. (p.
i)

    "CORNERSTONE BOARD" means the Board of Directors of Cornerstone. (p. i)

    "CORNERSTONE COMMON STOCK" means the shares of common stock, no par value, of Cornerstone. (p. i)

    "CORNERSTONE PARTIES" means Cornerstone and the Operating Partnership. (p.
i)

    "DIHC" means Dutch Institutional Holding Company, Inc. (p. 9)

    "DIHC ACQUISITION" means the acquisition of nine properties and an undeveloped parcel of land from PGGM and DIHC in October 1997. (p. 10)

    "EBITDA" means earnings before interest, taxes, depreciation and amortization. (p. 32)

    "EDITDA MULTIPLE" means the ratio of equity market capitalization to EBITDA, based on the share price of Cornerstone Common Stock as of June 9, 1998. (p. 32)

    "EFFECTIVE PRICE" means $17.25. (p. 2)

    "8% PREFERRED STOCK" means Cornerstone's 8% Cumulative Convertible Preferred Stock and 8% Cumulative Convertible Preferred Stock, Series A. (p. 10)

    "ESCROW AGENT" means the escrow agent who holds and administers the Escrow Funds. (p. 47)

    "ESCROW AGREEMENT" means the Escrow Agreement in substantially the form attached as an exhibit to the Contribution Agreement to be entered into at the closing by the Cornerstone Parties and the Wilson Representative (on behalf of the Investors). (p. 47)

    "ESCROW FUNDS" means the Investor Indemnity Escrow Fund, the Wilson Representative Escrow Fund and the WW&A Escrow Fund, collectively. (p. 47)

    "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended. (p. 8)

    "FFO" means Funds from Operations. (p. 6)

    "FFO MULTIPLE" means the ratio of equity market capitalization to FFO, based on the share price of Cornerstone Common Stock as of June 9, 1998. (p. 31)

    "FIVE OR FEWER REQUIREMENT" means a requirement promulgated by the Code and the Treasury Regulations that, during the second half of each taxable year, not more than 50% in value of the REIT's outstanding stock be owned, directly or indirectly, by five or fewer individuals (defined in the Code to include certain specified entities).

    "FORWARD-LOOKING STATEMENTS" means the intent, belief or current expectations of WW&A and Cornerstone and members of their respective management teams with respect to future operating results of Cornerstone, WW&A and the Wilson Projects, certain synergies expected to be realized in connection with the Wilson Acquisition, the integration of WW&A's management into Cornerstone, possible fluctuation in operating results and the ability to manage growth, as well as the assumptions upon which such statements are based. (p. 8)

    "FTC" means the Federal Trade Commission. (p. 7)

    "FULL SERVICE STRAIGHT-LINE RENT" means the average of all actual rent required to be paid through the term of the leases relating to a certain property calculated in accordance with GAAP, plus recoveries. (p. 15)

    "FUND-I" means Office Opportunity Fund I, L.P. (p. 48)

    "FUND-II" means Office Opportunity Fund II, L.P. (p. 48)

    "FUND-IV" means Office Opportunity Fund IV, L.P. (p. 39)

    "FUND-IV RELATED INVESTORS" means investors in Fund-IV and co-investors in Project Entities in which Fund-IV and/or co-investors in Fund-IV are investors. (p. 40)

    "FUND PROJECTS" means the Wilson Projects held by Project Entities whose ownership is comprised entirely of the Funds, WW&A affiliates (acting as the general partners or managers) and, in some cases, certain executive officers of WW&A and/or certain Fund limited partners as co-investors. (p. 27)

    "FUNDS" means four WW&A sponsored real estate investment funds through which the Wilson Projects are partially owned. (p. 1)

    "GAAP" means generally accepted accounting principles. (p. 12)

    "GP PARTY" means the WW&A affiliate serving as a general partner or manager of the related entity. (p. 45)

    "HOLDBACK AMOUNT" means an amount equal to 2% of the sum of (A) the WW&A Company Value and (B) the aggregate Project Values of all Wilson Projects or portions thereof (other than the Agoura Hills and Concar projects and any Approved Additional Project) which are ultimately included in the Wilson Acquisition plus, in the case of WW&A, an additional amount of $5,000,000 for certain claims against WW&A. (p. 46)

    "HSR ACT" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. (p. 7)

    "INCENTIVE PLAN" means the Cornerstone Properties Inc. 1998 Long-Term Incentive Plan. (p. 7)

    "INTERESTS" means interests, either direct or indirect, in the Wilson Projects. (p. 2)

    "INVESTOR INDEMNITY ESCROW FUND" means the escrow account provided for by the Contribution Agreement and consists of cash, Units and shares of Cornerstone Common Stock otherwise payable to the Wilson Investors and the WW&A shareholders in an amount equal to the Holdback Amount. (p. 47)

    "ISSUING CORPORATION" means a corporation that is organized in Nevada, has 200 or more stockholders (at least 100 of whom are stockholders of record and residents of Nevada) and does business in Nevada directly or through an affiliated corporation. (p. 44)

    "JOINT VENTURE PROJECTS" means the Wilson Projects held by the Joint Ventures, whose ownership includes WW&A affiliates and Unaffiliated Investors, but which do not have a Fund as a partner or member. (p. 27)

    "JOINT VENTURES" means the three joint ventures in which WW&A affiliates are partners with Unaffiliated Investors through which the Wilson Projects are partially owned. (p. 1)

    "LAZARD FRERES" means Lazard Freres & Co. LLC. (p. 28)

    "LEASE COSTS" means all leasing commissions, tenant improvement allowances, costs of tenant improvement work and other out-of-pocket inducements for leases at the Wilson Projects. (p. 40)

    "LIBOR" means the one month London Interbank Offer Rate as reported from time to time under the heading "Interest: LIBOR (One Month)" by The Wall Street Journal. (p. 39)

    "MERGER" means the merger of WW&A with and into Cornerstone. (p. i)

    "MORGAN STANLEY" means Morgan Stanley & Co. Incorporated. (p. 6)

    "NAMED OFFICERS" means Cornerstone's Chief Executive Officer and each of the other four most highly compensated executive officers of Cornerstone at the end of 1997. (p. 81)

    "NAREIT" means the National Association of Real Estate Investment Trusts. (p. 11)

    "NET PROJECT VALUES" means the aggregate outstanding principal balances and accrued and unpaid interest of the debt secured by and related to the Wilson Projects on the date of completion of the Wilson Acquisition. (p. 34)

    "NEW CORNERSTONE EXECUTIVES" means the members of WW&A's management who will become Cornerstone executives. (p. 80)

    "NON-U.S. PERSON" means (i) a nonresident alien individual (as defined in the Code), (ii) a foreign corporation, foreign partnership, foreign trust, foreign estate, foreign goverment, and any other organization or entity which is not organized under the laws of the Untied States or a State, and (iii) any other person or entity treated as a "foreign person" under regulations promulated under the Code. (p. 25)

    "NON-VOTING STOCK SUB" means a taxable C corporation which will conduct certain third-party service activities and tenant build-out construction activities and as to which the Operating Partnership will own 95% of the non-voting common stock and none of the voting common stock.

    "NGCL" means the Nevada General Corporation Law. (p. 44)

    "NOI" means fiscal year net operating income. (p. 32)

    "NYSE" means The New York Stock Exchange, Inc. (p. 3)

    "NYSTRS" means New York State Teachers' Retirement System. (p. 2)

    "OPERATING PARTNERSHIP" means Cornerstone Properties Limited Partnership, a Delaware limited partnership. (p. i)

    "OTHER PROJECTS" means the Wilson Projects held by Project Entities whose ownership includes, in addition to Funds (and Fund affiliates), certain Unaffiliated Investors. (p. 27)

    "OTHER ROCKWOOD INTERESTS" means Interests in the Rockwood Project Entities which were not acquired by WWA Investors. (p. 48)

    "PART I PROPERTIES" means certain Wilson Projects (and any properties received in exchange therefor) set forth in the Contribution Agreement that are not to be sold by Cornerstone in transactions that result in adverse tax consequences to certain Wilson Investors until after December 31, 2009. (p. 15)

    "PART II PROPERTIES" means certain Wilson Projects (and any properties received in exchange therefor) set forth in the Contribution Agreement, the taxable sales of which are to be deferred until after December 31, 1999. (p. 15)

    "PGGM" means Stichting Pensioenfonds Voor de Gezondheid, Geestelijke en Maatschappelijke Belangen. (p. i)

    "PGGM DIRECTORS" means the two individuals designated by PGGM to be nominated by the Cornerstone Board for election as directors to the Cornerstone Board. (p. 4)

    "PGGM INVESTMENT" means the purchase by PGGM of 11,594,203 shares of Cornerstone Common Stock for an aggregate purchase price of $200,000,000 pursuant to the Stock Purchase Agreement, dated as of June 22, 1998, between Cornerstone and PGGM. (p. i)

    "PGGM PERIOD" means the period ending upon the earlier of the date on which PGGM and its affiliates own less than 25% of the outstanding shares of Cornerstone Common Stock or October 31, 2002. (p. 36)

    "PROJECT ENTITIES" means the entities owning the Wilson Projects. (p. 5)

    "PROJECT VALUES" means the aggregate values allocated to the Wilson Projects in the Contribution Agreement. (p. 34)

    "PRUNEYARD ADDITIONAL CONSIDERATION" means the additional Consideration equal to the amount of cost savings paid by Cornerstone to the Pruneyard Investors in the event that the actual completion costs are less than the estimated amount used to determine the Pruneyard Closing Consideration. (p. 39)

    "PRUNEYARD CLOSING CONSIDERATION" means the Consideration payable at the closing to Wilson Investors with Interests in Pruneyard. (p. 39)

    "REIT" means real estate investment trust. (p. 1)

    "RECORD DATE" means November 9, 1998. (p. 1)

    "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights and Lockup Agreement to be entered into at the closing of the Wilson Acquisition in which Wilson Investors receiving shares of Cornerstone Common Stock and Units in the Wilson Acquisition will have certain rights to have shares of Cornerstone Common Stock registered under the Securities Act. (p. 6)

    "RESTRICTED SECURITIES" means shares of Cornerstone Common Stock and Units delivered at the closing of the Wilson Acquisition that will be issued in a transaction exempt from registration under state and federal securities laws pursuant to one or more private offering exemptions. (p. 49)

    "ROCKWOOD INTERESTS" means interests in the six Project Entities which own the Rockwood Projects. (p. 48)

    "ROCKWOOD LOAN" means the loan from the Operating Partnership to WWA Investors, the proceeds of which were used to fund the purchase of the Rockwood Interests and certain related costs. (p. 48)

    "ROCKWOOD PROJECTS" means the Pruneyard, Gateway, Golden Bear Center, Apple Building, Centerside II and Scottsdale Centre projects. (p. 48)

    "ROCKWOOD PROJECT ENTITIES" means the six Project Entities which own the Rockwood Projects. (p. 48)

    "RODAMCO" means Rodamco N.V. (p. 2)

    "SECURITIES ACT" means the Securities Act of 1933, as amended. (p. 6)

    "SPECIAL MEETING" means the Special Meeting of stockholders of Cornerstone to be held on December 14, 1998, at the offices of King & Spalding, 34th Floor, 1185 Avenue of the Americas, New York, NY, commencing at 10:00 A.M. local time. (p. i)

    "TERMINATION AGREEMENT" means the agreement with Cornerstone that will provide for the payment of certain benefits if the executive's employment with Cornerstone is terminated under certain conditions. (p. 80)

    "THRESHOLD AMOUNT" means a threshold amount equal to 50% of the Holdback Amount. (p. 46)

    "TRANSACTION" means the Wilson Acquisition and the PGGM Investment. (p. i)

    "U.S. PERSON" means any person other than a Non-U.S. Person. (p. 25)

    "UNAFFILIATED INVESTORS" means certain outside owners of Wilson Projects who are not Funds, limited partners of Funds, WW&A affiliates or executive officers of WW&A. (p. 27)

    "UNITS" means common units of limited partner interest of the Operating Partnership, which are redeemable by the holders thereof for cash or, at the election of Cornerstone, shares of Cornerstone Common Stock. (p. i)

    "UPREIT" means an umbrella limited partnership REIT. (p. 54)

    "WILSON ACQUISITION" means the acquisition by Cornerstone and the Operating Partnership of substantially all of the properties and real estate operations of WW&A and its affiliates pursuant to the Contribution Agreement. (p. i)

    "WILSON CORNERSTONE PROPERTIES" means the operational name for the Western Division of Cornerstone after completion of the Wilson Acquisition, to include the businesses currently operated by WW&A. (p. 4)

    "WILSON DIRECTORS" means William Wilson III and the two individuals designated by Mr. Wilson, subject to the unanimous approval of the Board Affairs Committee, to be nominated by the Cornerstone Board for election as directors to the Cornerstone Board. (p. 4)

    "WILSON INVESTORS" means the investors owning the Interests that will be contributed to Cornerstone or the Operating Partnership in exchange for the Consideration. (p. 2)

    "WILSON ISSUANCE" means the issuance by Cornerstone of up to 39,000,000 shares of Cornerstone Common Stock pursuant to the transactions contemplated by the Contribution Agreement. (p. i)

    "WILSON PARTIES" means WW&A and the affiliates of WW&A listed on Schedule I to the Contribution Agreement. (p. i)

    "WILSON PERIOD" means three years after the closing of the Wilson Acquisition. (p. 35)

    "WILSON PROJECTS" means the properties to be acquired by Cornerstone as part of the Wilson Acquisition. (p. 1)

    "WILSON REPRESENTATIVE" means the representative of the Wilson Investors with respect to the Wilson Acquisition appointed by the Wilson Investors as part of their consent to the Wilson Acquisition. (p. 15)

    "WILSON REPRESENTATIVE ESCROW FUND" means the escrow account provided for by the Contribution Agreement to hold $500,000 of Consideration otherwise payable to the Wilson Investors and WW&A shareholders. (p. 47)

    "WWA INVESTORS" means WWA Investors, LLC, an entity controlled by the management of WW&A. (p. 40)

    "WW&A" means William Wilson & Associates, a California corporation. (p. i)

    "WW&A COMPANY VALUE" means the value allocated to WW&A in the Contribution Agreement. (p. 35)

    "WW&A ESCROW FUND" means the escrow account provided for by the Contribution Agreement to hold $5,000,000 of shares of Cornerstone Common Stock otherwise payable to the WW&A shareholders. (p. 47)

    "WW&A PORTFOLIO" means WW&A's portfolio of assets under management. (p. 60)

                         INDEX TO FINANCIAL STATEMENTS

CORNERSTONE PROPERTIES INC. AND SUBSIDIARIES

Unaudited Pro Forma Condensed Consolidated Financial Statements:

  Condensed Consolidated Pro Forma Balance Sheet at June 30, 1998....................        F-3

  Condensed Consolidated Pro Forma Statement of Income for
    the Twelve Months Ended December 31, 1997........................................        F-4

  Condensed Consolidated Pro Forma Statement of Income for
    the Six Months Ended June 30, 1998...............................................        F-5

  Notes to Unaudited Condensed Consolidated Pro Forma Financial Statements...........        F-6

PROPERTY ACQUISITION (Fund Projects and Other Projects)

  Report of Independent Accountants..................................................       F-11

  Combined Statement of Revenues and Certain Operating Expenses for the Six Months
    Ended June 30, 1998 and 1997 (Unaudited) and the Year Ended December 31, 1997....       F-12

  Notes to Combined Statements of Revenues and Certain Operating Expenses............       F-13

PROPERTY ACQUISITION TWO (Joint Venture Projects)

  Report of Independent Accountants..................................................       F-15

  Combined Statements of Revenues and Certain Operating Expenses for the Six Months
    Ended June 30, 1998 and 1997 (Unaudited) and the Year Ended December 31, 1997....       F-16

  Notes to Combined Statements of Revenues and Certain Operating Expenses............       F-17

WILLIAM WILSON & ASSOCIATES

  Report of Independent Accountants..................................................       F-19

  Balance Sheets as of June 30, 1998 and 1997 (Unaudited) and December 31, 1997 and
    1996.............................................................................       F-20

  Statements of Income for the Six Months Ended June 30, 1998 and 1997 (Unaudited)
    and the Years Ended December 31, 1997, 1996 and 1995.............................       F-21

  Statements of Changes in Shareholders' Equity for the Six Months Ended June 30,
    1998 (Unaudited) and the Years Ended December 31, 1997, 1996 and 1995............       F-22

  Statements of Cash Flows for the Six Months Ended June 30, 1998 and 1997
    (Unaudited) and the Years Ended December 31, 1997, 1996 and 1995.................       F-23

  Notes to Financial Statements......................................................       F-24

THE PRUNEYARD HOTEL (Unaudited)

  Balance Sheets as of June 30, 1998 and 1997 and December 31, 1997 and 1996.........       F-33

  Statements of Operations for the Six Months Ended June 30, 1998 and 1997 and the
    Years Ended December 31, 1997, 1996 and 1995.....................................       F-34

  Statements of Changes in Members' Equity for the Years Ended December 31, 1995,
    1996 and 1997 and the Six Months Ended June 30, 1998.............................       F-35

  Statements of Cash Flows for the Six Months Ended June 30, 1998 and 1997 and the
    Years Ended December 31, 1997, 1996 and 1995.....................................       F-36

  Notes to Financial Statements......................................................       F-37

                  CORNERSTONE PROPERTIES INC. AND SUBSIDIARIES
                   UNAUDITED CONDENSED CONSOLIDATED PRO FORMA
                              FINANCIAL STATEMENTS

    The following unaudited condensed consolidated pro forma statements of income give effect to the Transaction, the DIHC Acquisition, the public offerings of Cornerstone Common Stock in April 1997 and February 1998, the conversion of the 8% Preferred Stock into Cornerstone Common Stock, Cornerstone's repayment of a $32,500,000 term loan from Deutsche Bank and the acquisition of six properties and sale of one property in 1997 and 1998 as if they had occurred on January 1, 1997. The unaudited condensed consolidated pro forma balance sheet is presented as if the Transaction and the Additional Acquisitions had occurred on June 30, 1998.

    The unaudited condensed consolidated pro forma financial statements are not necessarily indicative of results of operations or the consolidated financial position that would have resulted had the aforementioned transactions been consummated at the dates indicated, nor are they intended to project Cornerstone's results of operations or consolidated financial position for any future period or date. The unaudited condensed consolidated pro forma financial statements should be read in connection with the audited and unaudited financial statements of Cornerstone and other documents including those on Form 8-K which were previously filed with the Securities and Exchange Commission and the financial statements of WW&A, the Pruneyard Hotel, the Property Acquisition, and the Property Acquisition Two included elsewhere in this Proxy Statement.

                  CORNERSTONE PROPERTIES INC. AND SUBSIDIARIES

                 CONDENSED CONSOLIDATED PRO FORMA BALANCE SHEET

                              AS OF JUNE 30, 1998
                             (AMOUNTS IN THOUSANDS)

                                  (UNAUDITED)

                                                                   FUNDING
                                                                    FROM       PROPERTY     THE PRUNEYARD   WILLIAM WILSON
                          HISTORICAL     WILSON        PGGM      ACQUISITION  ACQUISITION       HOTEL        & ASSOCIATES
                         CORNERSTONE    ISSUANCE    INVESTMENT   CREDIT LINE   I AND II      ACQUISITION      ACQUISITION
                         ------------  -----------  -----------  -----------  -----------  ---------------  ---------------
Assets
  Real estate
    investments........   $2,549,865    $  --        $  --        $  --        $1,771,219     $  17,277        $  --
  Less: Accumulated
    depreciation.......      256,003       --           --           --           --             --               --
                         ------------  -----------  -----------  -----------  -----------  ---------------       -------
  Real estate
    investments, net...    2,293,862       --           --           --        1,771,219         17,277           --
  Cash and cash
    equivalents........       28,718      537,346      200,000      534,473   (1,184,231)       (12,088)         (55,500)
  Other assets.........      154,289       --           --           --           --                              55,500
                         ------------  -----------  -----------  -----------  -----------  ---------------       -------
  Total assets.........   $2,476,869    $ 537,346    $ 200,000    $ 534,473    $ 586,988      $   5,189           --
                         ------------  -----------  -----------  -----------  -----------  ---------------       -------
                         ------------  -----------  -----------  -----------  -----------  ---------------       -------
Liabilities
  Long term debt.......   $  849,196       --           --           --        $ 586,988      $   5,189           --
  Other liabilities....      138,774       --           --          534,473       --             --               --
                         ------------  -----------  -----------  -----------  -----------  ---------------       -------
  Total liabilities....      987,970       --           --          534,473      586,988          5,189           --
                         ------------  -----------  -----------  -----------  -----------  ---------------       -------

Minority interest in
  operating
  partnership..........       55,934      304,737       --           --           --             --               --
Minority interest in
  real estate joint
  ventures.............       15,015       --           --           --           --             --               --

Stockholders'
  investment...........    1,417,950      232,609      200,000       --           --             --               --
                         ------------  -----------  -----------  -----------  -----------  ---------------       -------
Total liabilities and
  stockholders'
  investment...........   $2,476,869    $ 537,346    $ 200,000    $ 534,473    $ 586,988      $   5,189           --
                         ------------  -----------  -----------  -----------  -----------  ---------------       -------
                         ------------  -----------  -----------  -----------  -----------  ---------------       -------


                             (1)
                          PRO FORMA     PRO FORMA
                         ADJUSTMENTS   CORNERSTONE
                         ------------  ------------
Assets
  Real estate
    investments........   $   44,292    $4,382,653
  Less: Accumulated
    depreciation.......       --           256,003
                         ------------  ------------
  Real estate
    investments, net...       44,292     4,126,650
  Cash and cash
    equivalents........      (20,000)       28,718
  Other assets.........       --           209,789
                         ------------  ------------
  Total assets.........   $   24,292    $4,365,157
                         ------------  ------------
                         ------------  ------------
Liabilities
  Long term debt.......   $   50,012    $1,491,385
  Other liabilities....       --           673,247
                         ------------  ------------
  Total liabilities....       50,012     2,164,632
                         ------------  ------------
Minority interest in
  operating
  partnership..........      (49,042)      311,629
Minority interest in
  real estate joint
  ventures.............       17,025        32,040
Stockholders'
  investment...........        6,297     1,856,856
                         ------------  ------------
Total liabilities and
  stockholders'
  investment...........   $   24,292    $4,365,157
                         ------------  ------------
                         ------------  ------------

                  CORNERSTONE PROPERTIES INC. AND SUBSIDIARIES

              CONDENSED CONSOLIDATED PRO FORMA STATEMENT OF INCOME
                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1997
                 (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)
                                  (UNAUDITED)

                                               (2)       HISTORICAL   HISTORICAL   HISTORICAL
                                             PREVIOUS     PROPERTY        THE        WILLIAM        (3)
                              HISTORICAL     PROPERTY    ACQUISITION   PRUNEYARD    WILSON &     PRO FORMA    PRO FORMA
                              CORNERSTONE  TRANSACTIONS   I AND II       HOTEL     ASSOCIATES   ADJUSTMENTS  CORNERSTONE
                              -----------  ------------  -----------  -----------  -----------  -----------  -----------
Revenues
  Office and parking
    rentals.................   $ 159,828    $  160,372    $ 180,975    $  --        $  --        $   9,273    $ 510,448
  Equity in earnings of
    unconsolidated
    entities................      --            11,903       --           --             (105)       4,179       15,977
  Interest and other
    income..................      14,083         9,504        1,388        4,932       51,751      (63,330)      18,328
                              -----------  ------------  -----------  -----------  -----------  -----------  -----------
    Total Revenues..........     173,911       181,779      182,363        4,932       51,646      (49,878)     544,753
                              -----------  ------------  -----------  -----------  -----------  -----------  -----------
Expenses
  Building operating
    expenses................      61,522        57,484       67,186        2,473       --           (2,473)     186,192
  Interest expense..........      33,977        30,922       --              461          993       73,174      139,527
  Depreciation and
    amortization............      30,978        25,721       --              350          477       41,033       98,559
  General and
    administrative..........       7,564        --           --           --           14,065       (1,041)      20,588
  Other expenses............      --            --           --           --           32,227      (32,227)      --
                              -----------  ------------  -----------  -----------  -----------  -----------  -----------
    Total Expenses..........     134,041       114,127       67,186        3,284       47,762       78,466      444,866
                              -----------  ------------  -----------  -----------  -----------  -----------  -----------
Other income (expenses)
  Net gain on interest rate
    swap....................          99        --           --           --           --           --               99
  Minority interest in
    operating partnership...      --            --           --           --           --          (13,796)     (13,796)
  Minority interest in real
    estate joint ventures...      (2,368)       (1,762)      --           --           --            1,039       (3,091)
                              -----------  ------------  -----------  -----------  -----------  -----------  -----------
Income (loss) before
  extraordinary loss........   $  37,601    $   65,890    $ 115,177    $   1,648    $   3,884    $(141,101)   $  83,099
                              -----------  ------------  -----------  -----------  -----------  -----------  -----------
                              -----------  ------------  -----------  -----------  -----------  -----------  -----------
Extraordinary loss..........         (54)       --           --           --           --           --              (54)
Net income (loss)...........   $  37,547    $   65,890    $ 115,177    $   1,648    $   3,884    $(141,101)   $  83,045
                              -----------  ------------  -----------  -----------  -----------  -----------  -----------
                              -----------  ------------  -----------  -----------  -----------  -----------  -----------
Preferred dividends.........      10,160        --           --           --           --           (6,660)       3,500
Income available for common
  stockholders..............   $  27,387    $   65,890    $ 115,177    $   1,648    $   3,884    $(134,441)   $  79,545
                              -----------  ------------  -----------  -----------  -----------  -----------  -----------
                              -----------  ------------  -----------  -----------  -----------  -----------  -----------
Income before extraordinary
  loss per share............   $    0.63                                                                      $    0.63
                              -----------                                                                    -----------
                              -----------                                                                    -----------
Income per share (basic and
  diluted)..................   $    0.63                                                                      $    0.63
                              -----------                                                                    -----------
                              -----------                                                                    -----------
Weighted shares outstanding-
  basic.....................      43,572                                                                        125,760
                              -----------                                                                    -----------
                              -----------                                                                    -----------
Weighted shares outstanding-
  diluted...................      43,808                                                                        125,996
                              -----------                                                                    -----------
                              -----------                                                                    -----------

                  CORNERSTONE PROPERTIES INC. AND SUBSIDIARIES

              CONDENSED CONSOLIDATED PRO FORMA STATEMENT OF INCOME
                     FOR THE SIX MONTHS ENDED JUNE 30, 1998
                 (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                  (UNAUDITED)

                                               (4)       HISTORICAL   HISTORICAL   HISTORICAL
                                             PREVIOUS     PROPERTY        THE        WILLIAM        (5)
                              HISTORICAL     PROPERTY    ACQUISITION   PRUNEYARD    WILSON &     PRO FORMA    PRO FORMA
                              CORNERSTONE  TRANSACTIONS   I AND II       HOTEL     ASSOCIATES   ADJUSTMENTS  CORNERSTONE
                              -----------  ------------  -----------  -----------  -----------  -----------  -----------
Revenues
  Office and parking
    rentals.................   $ 156,540    $   10,291    $  91,959    $  --        $  --        $   4,241    $ 263,031
  Equity in earnings of
    unconsolidated
    entities................      (2,688)       --           --           --               13        2,526         (149)
  Interest and other
    income..................      14,194           455          767        2,713       32,319      (33,027)      17,421
                              -----------  ------------  -----------  -----------  -----------  -----------  -----------
      Total revenues........     168,046        10,746       92,726        2,713       32,332      (26,260)     280,303
                              -----------  ------------  -----------  -----------  -----------  -----------  -----------

Expenses
  Building operating
    expenses................      56,917         3,144       31,575        1,311       --           (1,311)      91,636
  Interest expense..........      31,667         2,205       --              224          179       35,633       69,908
  Depreciation and
    amortization............      26,859         1,972       --              175          283       20,472       49,761
  General and
    administrative..........       5,544        --           --           --            9,338         (897)      13,985
  Other expenses............      --            --           --           --           19,822      (19,822)      --
                              -----------  ------------  -----------  -----------  -----------  -----------  -----------
      Total expenses........     120,987         7,321       31,575        1,710       29,622       34,075      225,290
                              -----------  ------------  -----------  -----------  -----------  -----------  -----------

Other income (expenses)
  Loss on sale of real
    estate assets...........      (2,197)        1,985       --           --           --           --             (212)
  Minority interest in
    operating partnership...        (646)       --           --           --           --           (8,196)      (8,842)
  Minority interest in real
    estate joint ventures...      (2,210)       --           --           --           --              487       (1,723)
                              -----------  ------------  -----------  -----------  -----------  -----------  -----------
Net income (loss)...........   $  42,006    $    5,410    $  61,151    $   1,003    $   2,710    $ (68,044)   $  44,236
                              -----------  ------------  -----------  -----------  -----------  -----------  -----------
                              -----------  ------------  -----------  -----------  -----------  -----------  -----------
Preferred dividends.........       1,750        --           --           --           --           --            1,750
                              -----------  ------------  -----------  -----------  -----------  -----------  -----------
Income available for common
  stockholders..............   $  40,256    $    5,410    $  61,151    $   1,003    $   2,710    $ (68,044)   $  42,486
                              -----------  ------------  -----------  -----------  -----------  -----------  -----------
                              -----------  ------------  -----------  -----------  -----------  -----------  -----------

Net income per share........   $    0.42                                                                      $    0.34
                              -----------                                                                    -----------
                              -----------                                                                    -----------
Diluted net income per
  share.....................   $    0.42                                                                      $    0.34
                              -----------                                                                    -----------
                              -----------                                                                    -----------
Weighted shares
  outstanding-basic.........      96,653                                                                        126,490
                              -----------                                                                    -----------
                              -----------                                                                    -----------
Weighted shares
  outstanding-diluted.......      96,984                                                                        126,821
                              -----------                                                                    -----------
                              -----------                                                                    -----------

                  CORNERSTONE PROPERTIES INC. AND SUBSIDIARIES
              NOTES TO UNAUDITED CONDENSED CONSOLIDATED PRO FORMA
                              FINANCIAL STATEMENTS

1. Pro forma adjustments to the June 30, 1998 pro forma balance sheet are detailed below:

                                                                                       (C)
                                        (A)                                         OPERATING
                                   JOINT VENTURE                    ESTIMATED      PARTNERSHIP         TOTAL
                                     MINORITY          (B)        ACQUISITION/       MINORITY          OTHER
                                     INTEREST       ADJUSTMENT    CLOSING COSTS      INTEREST       ADJUSTMENTS
                                   -------------  --------------  -------------  ----------------  -------------
Assets
    Real estate investments......  $  50,079,784  $  (25,787,368) $  20,000,000   $     --         $  44,292,416
    Less: Accumulated
    depreciation.................       --              --             --               --              --
                                   -------------  --------------  -------------  ----------------  -------------
    Real estate investments,
    net..........................     50,079,784     (25,787,368)    20,000,000         --            44,292,416
    Cash and cash equivalents....       --              --          (20,000,000)        --           (20,000,000)
    Other assets.................       --              --             --               --
                                   -------------  --------------  -------------  ----------------  -------------
    Total assets.................  $  50,079,784  $  (25,787,368) $    --         $     --         $  24,292,416
                                   -------------  --------------  -------------  ----------------  -------------
                                   -------------  --------------  -------------  ----------------  -------------
Liabilities
    Long term debt...............  $  33,054,315  $   16,957,292  $    --         $     --         $  50,011,607
    Other liabilities............       --              --             --               --              --
                                   -------------  --------------  -------------  ----------------  -------------
    Total liabilities............     33,054,315      16,957,292       --               --            50,011,607
                                   -------------  --------------  -------------  ----------------  -------------
Minority interest in operating
  partnership....................       --           (17,665,885)      --            (31,376,000)    (49,041,885)
Minority interest in real estate
  joint ventures.................     17,025,469        --             --               --            17,025,469
Stockholders' investment.........       --           (25,078,775)      --             31,376,000       6,297,225
                                   -------------  --------------  -------------  ----------------  -------------
Total liabilities and
  stockholders' investment.......  $  50,079,784  $  (25,787,368) $    --         $     --         $  24,292,416
                                   -------------  --------------  -------------  ----------------  -------------
                                   -------------  --------------  -------------  ----------------  -------------

------------------------

a. Pro forma adjustment for the minority interest in 120 Montgomery (33%) and One Post (50%).

b. Pro forma adjustments to reflect the accounting value of the assumed debt and equity issued. An adjustment has been recorded to recognize the difference between the stated value of the equity issued ($17.25/share) and the average price per share for the period surrounding the announcement of the Transaction ($16.25/share). Adjustments also reflect the premium on the debt assumed in the Property Acquisition I and II using a 6.90% interest rate.

c. Pro forma adjustment to reflect the minority interest (14.71%) in the Operating Partnership's net assets as of June 30, 1998.

                  CORNERSTONE PROPERTIES INC. AND SUBSIDIARIES
    NOTES TO UNAUDITED CONDENSED CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS

    2. Property transactions (excluding the Transaction) occurring after January 1, 1997 and their effect on the pro forma statement of income for the twelve months ended December 31, 1997 are as follows:

                             ACQUISITION    ACQUISITION   DISPOSITION ACQUISITION  ACQUISITION    ACQUISITION   ACQUISITION
                             527 MADISON       DIHC       THE FRICK   SIXTY STATE  CORPORATE500  ONE MEMORIAL      201
PROPERTY                        AVENUE      PROPERTIES     BUILDING     STREET        CENTRE         DRIVE      CALIFORNIA
---------------------------  ------------  -------------  ----------  -----------  ------------  -------------  ----------
Transaction date...........      2/14/97        10/27/97     4/24/98     12/31/97      1/29/98        4/28/98       6/3/98
Transaction price (includes
  minority interest, if
  any).....................   $67,000,000  $1,083,197,000 $26,550,000 $221,000,000 1$50,000,000   $112,500,000  $57,100,000
Debt assumed/incurred......       --         250,000,000      --       89,629,475   80,000,000        --        33,292,000
Weighted average interest
  rate on debt.............       --               7.45%      --            6.84%        6.63%        --             6.70%

Office and parking
  rentals(a)...............   $1,412,000     110,476,000  $(6,032,000) $28,047,000  $21,227,000   $12,832,000   $6,684,000
Equity in earnings of
  unconsolidated
  entities(b)..............       --            --            --          --            --            --            --
Interest and other
  income(a)................       12,000       6,185,000     (63,000)   1,837,000    1,577,000         33,000       48,000
Building operating
  expenses(a)..............      623,000      39,344,000  (3,140,000)  12,476,000    6,776,000      3,854,000    2,756,000
Interest expense(c)........       --          15,257,192      --        6,070,000    5,304,000        --         2,218,752
Depreciation and
  amortization(d)..........      161,534      17,746,625    (786,000)   4,420,000    3,000,000      2,250,000    1,142,000
General and
  administrative...........       --            --            --          --            --            --            --
Minority interest in joint
  ventures(e)..............       --          (1,762,000)     --          --            --            --            --

                             ACQUISITION ADJUSTMENT      TOTAL
                              WILSHIRE     MARKET      PREVIOUS
PROPERTY                     PALISADES   SQUARE (B)    PROPERTY
---------------------------  ----------  -----------  -----------
Transaction date...........      6/3/98
Transaction price (includes
  minority interest, if
  any).....................  $64,603,000
Debt assumed/incurred......  31,319,000
Weighted average interest
  rate on debt.............       6.70%
Office and parking
  rentals(a)...............  $8,588,000  $(22,862,000) $160,372,000
Equity in earnings of
  unconsolidated
  entities(b)..............      --       11,903,000   11,903,000
Interest and other
  income(a)................      40,000     (165,000)   9,504,000
Building operating
  expenses(a)..............   2,413,000   (7,618,000)  57,484,000
Interest expense(c)........   2,071,578      --        30,921,522
Depreciation and
  amortization(d)..........   1,292,060   (3,506,000)  25,720,219
General and
  administrative...........      --          --           --
Minority interest in joint
  ventures(e)..............      --          --        (1,762,000)

------------------------------
a. Historical revenues and expenses from the properties from January 1, 1997 through the date of acquisition or December 31, 1997, whichever is earlier. Office and parking rentals include a pro forma straight line rent adjustment based on a lease reset date of January 1, 1997. For the pro forma disposition of the Frick building, actual revenue and expenses have been eliminated through December 31, 1997.

b. Market Square, a building purchased as part of the DIHC Acquisition, has been accounted for by the equity method of accounting. Market Square's revenue and expenses are included in the DIHC Properties column and reclassed into equity in earnings of unconsolidated entities in the adjustment column. Under the equity method, Cornerstone recognizes its economic share (100%) of Market Square's earnings and losses.

c. Pro forma adjustments for interest expense have been calculated for the period January 1, 1997 through the date of acquisition or December 31, 1997, whichever is earlier, based on the indicated assumed/incurred debt and weighted average interest rate. Included in the calculation is an adjustment for principal amortization, if any.

d. Pro froma adjustments for depreciation expense have been calculated for the period January 1, 1997 through the date of acquisition or December 31, 1997, whichever is earlier, based on an estimated 80% allocation of the purchase price to depreciable assets over a 40 year life using the straight line method.

e. Represents the minority partners' share of net income in three buildings of the DIHC Acquisition.

                  CORNERSTONE PROPERTIES INC. AND SUBSIDIARIES
    NOTES TO UNAUDITED CONDENSED CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS

    3. Pro forma adjustments for the twelve months ended December 31, 1997:

                                                                                        COMMERCIAL
                                       PROPERTY                                          INTERIOR                      OTHER
                                  ACQUISITION I AND   WILLIAM WILSON  THE PRUNEYARD    CONTRACTORS    ELIMINATION   ADJUSTMENTS
ADJUSTMENT                                II           & ASSOCIATES       HOTEL            (H)         ENTRY (I)        (J)
--------------------------------  ------------------  --------------  --------------  --------------  -----------  --------------
Acquisition price (includes
  minority interest)............    $1,815,511,416     $ 55,500,000    $ 17,277,000
Debt assumed/incurred (including
  premium)......................       637,000,266               na       5,189,000
Credit line financing...........       534,472,946               na              na
Weighted average interest rate
  on debt.......................              6.90%                            6.90%
Office and parking rentals......    $    9,273,000(a)  $    --         $    --         $    --        $   --        $    --
Equity in earnings of
  unconsolidated entities.......          --                105,120(e)     1,650,696(g)     2,422,773     --             --
Interest and other income.......          --               (641,090)(e)    (4,932,424)(g)   (35,818,572) (14,452,000)    (7,485,982)
Building operating expenses.....          --                --           (2,473,000)(g)       --          --             --
Interest expense................        75,123,385(b)      (993,078)(e)      (461,017)(e)       --        --            (495,156)
Depreciation and amortization...        36,310,228(c)     5,073,218(f)      (350,021)(e)       --         --             --
General and administrative......          --                --              --           (1,041,000)      --             --
Other expenses..................          --                --              --          (32,227,285)      --             --
Minority interest in operating
  partnership...................          --                --              --              --            --             --
Minority interest in real estate
  joint ventures................         1,039,000(d)       --              --              --            --             --
Preferred dividends.............          --                --              --              --            --          (6,660,000)

                                    UPREIT
                                   MINORITY       TOTAL
                                   INTEREST        THE
ADJUSTMENT                            (K)      TRANSACTION
--------------------------------  -----------  -----------
Acquisition price (includes
  minority interest)............
Debt assumed/incurred (including
  premium)......................
Credit line financing...........
Weighted average interest rate
  on debt.......................
Office and parking rentals......  $   --       $ 9,273,000
Equity in earnings of
  unconsolidated entities.......      --         4,178,589
Interest and other income.......      --       (63,330,068)
Building operating expenses.....      --        (2,473,000)
Interest expense................      --        73,174,134
Depreciation and amortization...      --        41,033,425
General and administrative......      --        (1,041,000)
Other expenses..................      --       (32,227,285)
Minority interest in operating
  partnership...................  (13,796,000) (13,796,000)
Minority interest in real estate
  joint ventures................      --         1,039,000
Preferred dividends.............      --        (6,660,000)

a. Proforma adjustment for the straight line rent adjustment based on a lease reset date of January 1, 1997.
b. Pro forma adjustments for interest expense have been calculated based on the indicated assumed/incurred debt and weighted average interest rate. Included in the calculation is an adjustment for principal amortization, if any. For the Property Acquisition I and II, interest expense was not calculated on estimated construction debt of $78,803,465. It is contemplated that the interest expense on this debt will be capitalized.
c. Pro forma adjustments for depreciation expense have been calculated based on an 80% allocation of the purchase price to depreciable assets over a 40 year life using the straight line method.
d. Pro forma adjustments for the minority partners' share of net income in two buildings of the Property Acquisition I and II.
e. Represents the elimination of revenues and expenses not included as part of the Transaction.
f. Represents the elimination of historical depreciation expense and the proforma adjustment for amortization expense based on the WW&A purchase price. Amortization of the William Wilson & Associates purchase has been calculated over a 10 year life using the straight line method.
g. The investment in the Pruneyard Hotel will be accounted for under the equity method of accounting. Pro forma adjustments have been made to reflect Cornerstone's economic share (95%) of the interest and other income and building operating expenses of the Pruneyard Hotel. Additionally, the equity in earnings of unconsolidated entities includes pro forma adjustments for depreciation and interest expense.
h. The investment in Commercial Interior Contractors ("CIC"), the construction division of WW&A, will be accounted for under the equity method of accounting. Pro forma adjustments have been made to reflect Cornerstone's economic share (95%) of the interest and other income, other expenses and general and administrative expenses of CIC.
i. Represents the elimination of fees earned by William Wilson & Associates from Property Acquisition I and II.
j. To eliminate interest income on excess cash presumed to have been used to fund the cash requirements of the property transactions. Adjustments also eliminate the interest expense incurred on temporary acquisition line financing presumed to have been funded by debt indicated in this footnote and footnote 2 and to eliminate the preferred dividends paid on Cornerstone's 8% Preferred Stock. The 8% Preferred Stock is presumed to have been converted into Cornerstone Common Stock on January 1, 1997.
k. Represents the minority holders' interest (14.71%) in the operating partnership in the pro forma net income (before this adjustment) available to common stockholders.

                  CORNERSTONE PROPERTIES INC. AND SUBSIDIARIES
              NOTES TO UNAUDITED CONDNESED CONSOLIDATED PRO FORMA
                              FINANCIAL STATEMENTS

    4. Property transactions (excluding the Transaction) occurring after January 1, 1998 and their effect on the pro forma statement of income for the six months ended June 30, 1998 are as follows:

                               DISPOSITION    ACQUISITION     ACQUISITION     ACQUISITION    ACQUISITION       TOTAL
                                THE FRICK     CORPORATE500    ONE MEMORIAL        201         WILSHIRE       PREVIOUS
PROPERTY                        BUILDING         CENTRE          DRIVE        CALIFORNIA      PALISADES      PROPERTY
----------------------------  -------------  --------------  --------------  -------------  -------------  -------------
Transaction date............        4/24/98         1/29/98         4/28/98         6/3/98         6/3/98
Transaction price (includes
  minority interest, if
  any)......................  $  26,550,000  $  150,000,000  $  112,500,000  $  57,100,000  $  64,603,000
Debt assumed/incurred.......       --            80,000,000        --           33,292,000     31,319,000
Weighted average interest
  rate on debt..............       --                  6.63%       --                 6.70%          6.70%

Office and parking rentals
  (a).......................  $  (1,867,000) $    1,466,000  $    4,450,000  $   2,784,000  $   3,458,000  $  10,291,000
Interest and other income
  (a).......................         (2,000)        404,000          24,000         17,000         12,000        455,000
Building operating expenses
  (a).......................     (1,041,000)        781,000       1,285,000      1,154,000        965,000      3,144,000
Interest expense (b)........       --               406,882        --              927,635        870,315      2,204,833
Depreciation and
  amortization (c)..........       --               230,137         721,233        478,701        541,603      1,971,674
General and
  administrative............       --              --              --             --             --             --
Loss on sale of real
  estate....................      1,985,000        --              --             --             --            1,985,000

a. Historical revenues and expenses from the properties from January 1, 1998 through the date of acquisition. Office and parking rentals include pro forma straight line rent adjustments based on a lease reset date of January 1, 1997. For the pro forma disposition of the Frick building, actual revenue and expenses have been eliminated through the date of disposition.

b. Pro forma adjustments for interest expense have been calculated for the period January 1, 1998 through the date of acquisition, based on the indicated assumed/incurred debt and weighted average interest rate. Included in the calculation is an adjustment for principal amortization, if any.

c. Pro forma adjustments for depreciation expense have been calculated for the period January 1, 1998 through the date of acquisition, based on an estimated 80% allocation of the purchase price to depreciable assets over a 40 year life using the straight line method.

                  CORNERSTONE PROPERTIES INC. AND SUBSIDIARIES
    NOTES TO UNAUDITED CONDENSED CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS

    5. Pro forma adjustments for the six months ended June 30, 1998:

                                                                                     COMMERCIAL
                                    PROPERTY                                          INTERIOR                      OTHER
                               ACQUISITION I AND   WILLIAM WILSON  THE PRUNEYARD    CONTRACTORS    ELIMINATION   ADJUSTMENTS
ADJUSTMENT                             II           & ASSOCIATES       HOTEL            (H)         ENTRY (I)        (J)
-----------------------------  ------------------  --------------  --------------  --------------  -----------  --------------
Acquisition price (includes
  minority interest).........    $1,815,511,416     $ 55,500,000    $ 17,277,000
Debt assumed/incurred
  (including premium)........       637,000,266               na       5,189,000
Credit line financing........       534,472,946               na              na
Weighted average interest
  rate on debt...............              6.90%                            6.90%
Office and parking rentals...    $ 4,241,000 (a)    $    --         $    --         $    --         $  --        $    --
Equity in earnings of
  unconsolidated entities....          --                (12,968)(e)    989,748 (g)     1,549,293      --             --
Interest and other income....          --               (316,810)(e)    (2,712,933)(g)   (22,350,283) (7,224,000)      (422,976)
Building operating
  expenses...................          --                --           (1,311,216)(g)       --          --             --
Interest expense.............        37,332,764(b)      (179,209)(e)      (223,708)(e)       --        --          (1,296,740)
Depreciation and
  amortization...............        18,155,114(c)     2,492,331(f)      (175,011)(e)       --         --             --
General and administrative...          --                --              --             (897,000)      --             --
Other expenses...............          --                --              --          (19,822,448)      --             --
Minority interest in
  operating partnership......          --                --              --              --            --             --
Minority interest in real
  estate joint ventures......           487,000(d)       --              --              --            --             --
Preferred dividends..........          --                --              --              --            --             --

                                 UPREIT
                                MINORITY       TOTAL
                                INTEREST        THE
ADJUSTMENT                         (K)      TRANSACTION
-----------------------------  -----------  -----------
Acquisition price (includes
  minority interest).........
Debt assumed/incurred
  (including premium)........
Credit line financing........
Weighted average interest
  rate on debt...............
Office and parking rentals...   $  --        $4,241,000
Equity in earnings of
  unconsolidated entities....      --        2,526,073
Interest and other income....      --       (33,027,002)
Building operating
  expenses...................      --       (1,311,216)
Interest expense.............      --       35,633,107
Depreciation and
  amortization...............      --       20,472,434
General and administrative...      --         (897,000)
Other expenses...............      --       (19,822,448)
Minority interest in
  operating partnership......  (8,196,000)  (8,196,000)
Minority interest in real
  estate joint ventures......      --          487,000
Preferred dividends..........      --           --

------------------------------
a. Proforma adjustment for the straight line rent adjustment based on a lease reset date of January 1, 1997.
b. Pro forma adjustments for interest expense have been calculated based on the indicated assumed/incurred debt and weighted average interest rate. Included in the calculation is an adjustment for principal amortization, if any. For the Property Acquisition I and II, interest expense was not calculated on estimated construction debt of $78,803,465. It is contemplated that the interest expense on this debt will be capitalized.
c. Pro forma adjustments for depreciation expense have been calculated based on an 80% allocation of the purchase price to depreciable assets over a 40 year life using the straight line method.
d. Pro forma adjustments for the minority partners' share of net income in two buildings of the Property Acquisition I and II.
e. Represents the elimination of revenues and expenses not included as part of the Transaction.
f. Represents the elimination of historical depreciation expense and the pro forma adjustment for amortization expense based on the William Wilson & Associates purchase price. Amortization of the William Wilson & Associates purchase has been calculated over a 10 year life using the straight line method.
g. The investment in the Pruneyard Hotel will be accounted for under the equity method of accounting. Pro forma adjustments have been made to reflect Cornerstone's economic share (95%) of the interest and other income and building operating expenses of the Pruneyard Hotel. Additionally, the equity in earnings of unconsolidated entities includes pro forma adjustments for depreciation and interest expense.
h. The investment in CIC, will be accounted for under the equity method of accounting. Pro forma adjustments have been made to reflect Cornerstone's economic share (95%) of the interest and other income, other expenses and general and administrative expenses of CIC.
i. Represents the elimination of fees earned by William Wilson & Associates from Property Acquisition I and II.
j. To eliminate interest income on excess cash presumed to have been used to fund the cash requirements of the property transactions. Adjustments also eliminate the interest expense incurred on temporary acquisition line financing presumed to have been funded by debt indicated in this footnote and footnote 4 and to eliminate the preferred dividends paid on Cornerstone's 8% Preferred Stock. The 8% Preferred Stock is presumed to have been converted into Cornerstone Common Stock on January 1, 1997.
k. Represents the minority holders' interest (14.71%) in the operating partnership in the pro forma net income (before this adjustment) available to common stockholders.

                       REPORT OF INDEPENDENT ACCOUNTANTS

June 19, 1998

To the Board of Directors
Cornerstone Properties Inc.

We have audited the accompanying combined statement of revenues and certain operating expenses (the Combined Statement) of 46 properties (the Property Acquisition), as described in Note 1, for the year ended December 31, 1997. The Combined Statement is the responsibility of Property Acquisition's management. Our responsibility is to express an opinion on the Combined Statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Combined Statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Combined Statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Combined Statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Combined Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 1, and is not intended to be a complete presentation of the Property Acquisition's combined revenues and expenses and may not be comparable to results from proposed future operations of the properties.

In our opinion, the Combined Statement for the year ended December 31, 1997, presents fairly, in all material respects, the combined revenues and certain operating expenses of the Property Acquisition as described in Note 1 in conformity with generally accepted accounting principles.

/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
San Francisco, California

                              PROPERTY ACQUISITION

         COMBINED STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES

                             (AMOUNTS IN THOUSANDS)

                                                                               SIX MONTHS ENDED
                                                                                   JUNE 30,           YEAR ENDED
                                                                           ------------------------  DECEMBER 31,
                                                                              1998         1997          1997
                                                                           -----------  -----------  ------------
                                                                           (UNAUDITED)  (UNAUDITED)
Revenues:
  Rental income..........................................................   $  83,526    $  55,396    $  165,589
  Other income...........................................................         676          658         1,238
                                                                           -----------  -----------  ------------
    Total revenues.......................................................      84,202       56,054       166,827
                                                                           -----------  -----------  ------------
Certain operating expenses:
  Property operating and maintenance.....................................      15,703       11,336        32,084
  Real estate taxes......................................................       6,168        3,708        11,363
  General office and administration......................................       7,465        5,100        19,083
                                                                           -----------  -----------  ------------
    Total certain operating expenses.....................................      29,336       20,144        62,530
                                                                           -----------  -----------  ------------
      Revenues in excess of certain operating expenses...................   $  54,866    $  35,910    $  104,297
                                                                           -----------  -----------  ------------
                                                                           -----------  -----------  ------------

                              PROPERTY ACQUISITION

                  NOTES TO COMBINED STATEMENTS OF REVENUES AND
                           CERTAIN OPERATING EXPENSES

                             (AMOUNTS IN THOUSANDS)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

    DESCRIPTION OF PROPERTIES:

    The accompanying combined statements of revenues and certain operating expenses of the 46 office properties (the "Property Acquisition") have been presented on a combined historical cost basis because of common management and because the assets and liabilities of these properties are expected to be acquired by Cornerstone Properties, Inc. ("Cornerstone").

    The 46 properties included in the combined statements of revenues and certain operating expenses are:

10 ALMADEN                490 CALIFORNIA     NORRIS TECH CENTER
110 ATRIUM                5300 SOUTH         ONE BAY PLAZA
120 MONTGOMERY STREET     5820 STONERIDGE    ONE POST STREET
1300 S. EL CAMINO REAL    5990 SEPULVEDA     ONE AND TWO GATEWAY
1301 SHOREWAY             66 BOVET           PARK PLAZA
1320 WILLOW PASS          700 NORTH BRAND    PENINSULA OFFICE
1390 WILLOW PASS          BAY PARK PLAZA     PARK
1600 SOUTH MAIN PLAZA     BILTMORE LAKES     PRUNEYARD
1737 NORTH FIRST STREET   BIXBY OFFICE PARK  SCOTTSDALE
18301 VON KARMAN AVENUE   CENTERSIDE II      SEAPORT
188 EMBARCADERO           CROSSROADS         SEARISE
2000 CROW CANYON          EMBARCADERO PLACE  WARNER PARK CENTER
2010 CROW CANYON          EXPO CENTRE        WEST WILSHIRE
2677 MAIN STREET          GOLDEN BEAR        WESTLAKE SPECTRUM
2700 YGNACIO              CENTER             WESTLAKE SPECTRUM II
429 SANTA MONICA          ISLAND CORP.
                          CENTER
                          JANSS PROMENADE

    BASIS OF PRESENTATION:

    The accompanying historical cost basis combined statements have been prepared in accordance with the rules and regulations of the Securities and Exchange Commission and do not reflect all operations of the properties for the periods presented. The statements exclude certain expenses such as interest, depreciation, and amortization and other costs not directly related to the future operations of the properties that may not be comparable to the expenses expected to be incurred in the proposed future operations of the properties.

    REVENUE RECOGNITION:

    Rental revenues are recorded on the straight-line basis over the related lease terms. Unbilled rental revenue is recorded for rental income earned on the straight-line basis in excess of rent payments received pursuant to terms of the individual lease agreements.

                              PROPERTY ACQUISITION

                  NOTES TO COMBINED STATEMENTS OF REVENUES AND
                     CERTAIN OPERATING EXPENSES (CONTINUED)

                             (AMOUNTS IN THOUSANDS)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: (CONTINUED) USE OF ESTIMATES:

    The preparation of the combined statements of revenues and certain operating expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. MANAGEMENT AGREEMENTS:

    The entities that currently own the Property Acquisition properties have individually entered into agreements with an affiliate of the seller to administer the day-to-day operations of the properties. Under the terms of the respective agreements, the manager received a management fee, payable monthly, ranging from 1% to 4% of rental receipts. In addition, the manager received leasing commissions in an amount equal to 50% to 100% of the customary commission, as defined. For the year ended December 31, 1997, the Property Acquisition paid or accrued an aggregate of $12,992 for management fees, leasing commissions and other reimbursements to the manager.

    Additionally, the Property Acquisition paid an annual asset management fee to the manager, in an amount ranging from 0.5% to 0.625% of invested amounts, which aggregated $3,492 in 1997. Also, the Property Acquisition paid the manager an acquisition fee equal to 0.75% of the total acquisition amount of each property acquired, which aggregated $1,757 in 1997.

    The above related party fees have been treated as corporate expenses which will not necessarily be comparable to the proposed future operations of the properties, and therefore in accordance with the Securities and Exchange Commission regulations are not included in the accompanying Combined Statements.

3. OPERATING LEASES:

    Office space is leased to tenants under various lease agreements expiring at various dates through October 31, 2011. Future minimum rental payments to be received from tenants under operating leases that have initial or remaining noncancelable terms in excess of one year are as follows as of June 30, 1998:

FOR THE YEARS ENDING DECEMBER 31,
--------------------------------------------------------------------------------------
        1998..........................................................................  $  116,067
        1999..........................................................................      99,804
        2000..........................................................................      84,571
        2001..........................................................................      67,406
        2002..........................................................................      47,779
        Thereafter....................................................................      92,856
                                                                                        ----------
                                                                                        $  508,483
                                                                                        ----------
                                                                                        ----------

                       REPORT OF INDEPENDENT ACCOUNTANTS

June 19, 1998

To the Board of Directors
Cornerstone Properties Inc.

    We have audited the accompanying combined statement of revenues and certain operating expenses (the Combined Statements) of two properties (the Property Acquisition Two), as described in Note 1, for the year ended December 31, 1997. The Combined Statement is the responsibility of the Property Acquisition Two's management. Our responsibility is to express an opinion on the Combined Statement based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Combined Statement are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Combined Statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Combined Statement. We believe that our audit provides a reasonable basis for our opinion.

    The accompanying Combined Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 1, and is not intended to be a complete presentation of the Property Acquisition Two's revenues and expenses and may not be comparable to results from proposed future operations of the Properties.

    In our opinion, the Combined Statement for the year ended December 31, 1997, presents fairly, in all material respects, the combined revenues and certain operating expenses of the Property Acquisition Two as described in Note 1 in conformity with generally accepted accounting principles.

/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
San Francisco, California

                            PROPERTY ACQUISITION TWO

         COMBINED STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES

                             (AMOUNTS IN THOUSANDS)

                                                                              SIX MONTHS ENDED
                                                                                  JUNE 30,             YEAR ENDED
                                                                        ----------------------------  DECEMBER 31,
                                                                            1998           1997           1997
                                                                        -------------  -------------  ------------
                                                                         (UNAUDITED)    (UNAUDITED)
Revenues:
  Rental income.......................................................    $   8,433      $   7,654     $   15,386
  Other income........................................................           91             61            150
                                                                             ------         ------    ------------

      Total revenue...................................................        8,524          7,715         15,536
                                                                             ------         ------    ------------

Certain operating expenses:
  Property operating and maintenance..................................        1,216          1,181          2,740
  Real estate taxes...................................................          552            441          1,014
  General office and administration...................................          471            362            902
                                                                             ------         ------    ------------

      Total certain operating expenses................................        2,239          1,984          4,656
                                                                             ------         ------    ------------

        Revenues in excess of certain operating expenses..............    $   6,285      $   5,731     $   10,880
                                                                             ------         ------    ------------
                                                                             ------         ------    ------------

                            PROPERTY ACQUISITION TWO

                  NOTES TO COMBINED STATEMENTS OF REVENUES AND
                           CERTAIN OPERATING EXPENSES

                             (AMOUNTS IN THOUSANDS)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

DESCRIPTION OF PROPERTIES:

    The accompanying combined statements of revenues and certain operating expenses of the two office properties (the "Property Acquisition Two") have been presented on a combined historical basis because of common management and because the assets and liabilities of these properties are expected to be acquired by Cornerstone Properties Inc. ("Cornerstone").

    The two properties included in the combined statements of revenues and certain operating expenses are:

        Bayhill

        Second and Main

BASIS OF PRESENTATION:

    The accompanying historical combined statements have been prepared in accordance with the rules and regulations of the Securities and Exchange Commission and do not reflect all operations of the properties for the periods presented. The statements exclude certain expenses such as interest, depreciation, and amortization and other costs not directly related to the future operations of the properties that may not be comparable to the expenses expected to be incurred in the proposed future operations of the properties.

REVENUE RECOGNITION:

    Rental revenues are recorded on a straight-line basis over the related lease terms. Unbilled rental revenue is recorded for rental income earned on a straight-line basis in excess of rent payments received pursuant to terms of the individual lease agreements.

USE OF ESTIMATES:

    The preparation of the combined statements of revenues and certain operating expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. GROUND LEASES:

    There is a ground lease agreement for the land underlying the Second and Main property. Annual lease payments are $115 through March 31, 2001, then $122 through March 31, 2006, then will be adjusted up to 6.25% based on the CPI every ten years thereafter, until the lease expiration on March 31, 2041. In addition to the lease payments, the ownership entity is obligated to pay related property taxes and other costs of upkeep and ownership.

3. MANAGEMENT AGREEMENTS:

    The entities that currently own the Property Acquisition Two properties have individually entered into agreements with an affiliate of the seller to administer the day-to-day operations of the properties. Under

                            PROPERTY ACQUISITION TWO

                  NOTES TO COMBINED STATEMENTS OF REVENUES AND
                     CERTAIN OPERATING EXPENSES (CONTINUED)

                             (AMOUNTS IN THOUSANDS)

3. MANAGEMENT AGREEMENTS: (CONTINUED)
the terms of the respective agreements, the manager received a management fee, payable monthly, ranging from 2% to 3 of rental receipts. In addition, the manager received leasing commissions in an amount equal to 50% to 100% of the customary commission, as defined. For the year ended December 31, 1997, the Property Acquisition Two paid or accrued an aggregate of $1,212 for management fees and leasing commissions to the manager.

    In accordance with the Securities and Exchange Commission regulations, because such fees are not anticipated to continue to be incurred in the future, they are not included in the accompanying Combined Statements.

4. OPERATING LEASES:

    Office space is leased to tenants under various lease agreements expiring at various dates through December 31, 2008. Future minimum rental payments to be received from tenants under operating leases that have initial or remaining noncancelable terms in excess of one year are as follows as of June 30, 1998:

FOR THE YEAR ENDING DECEMBER 31,
-----------------------------------------------------------------------------------
        1998.......................................................................  $  13,970
        1999.......................................................................     13,123
        2000.......................................................................     11,907
        2001.......................................................................     10,926
        2002.......................................................................      8,912
        Thereafter.................................................................     17,972
                                                                                     ---------
                                                                                     $  76,810
                                                                                     ---------
                                                                                     ---------

                       REPORT OF INDEPENDENT ACCOUNTANTS

August 10, 1997
To the Board of Directors
William Wilson & Associates

    We have audited the accompanying balance sheets of William Wilson & Associates (the "Company") as of December 31, 1997 and 1996 and the related statements of income, shareholders' equity, and cash flows for the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of William Wilson & Associates as of December 31, 1997 and 1996, and the results of its operations and its cash flows for three years in the period ended December 31, 1997 in conformity with generally accepted accounting principles.

/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
San Francisco, California

                          WILLIAM WILSON & ASSOCIATES

                                 BALANCE SHEETS

                                                                JUNE 30,                    DECEMBER 31,
                                                      ----------------------------  ----------------------------
                                                          1998           1997           1997           1996
                                                      -------------  -------------  -------------  -------------

                                                       (UNAUDITED)    (UNAUDITED)
                       ASSETS
Current assets:
  Cash and cash equivalents.........................  $     938,812  $     400,516  $     634,425  $   3,554,131
  Accounts receivable--contracts....................     10,324,043      4,297,494      8,115,332      3,940,952
  Accounts receivable--other........................      5,208,218      3,335,615      5,645,493      4,420,422
  Notes receivable, related parties.................        682,774     11,377,302        515,739        326,222
  Other assets......................................        315,420        103,703        262,023         43,312
                                                      -------------  -------------  -------------  -------------
      Total current assets..........................     17,469,267     19,514,630     15,173,012     12,285,039
  Fixed assets, net.................................      3,436,684      2,981,850      3,136,740      2,600,212
  Investments in affiliates.........................        127,468      5,876,357        120,774      4,379,131
  Note receivable, related parties..................      3,949,624       --            3,530,493       --
                                                      -------------  -------------  -------------  -------------
        Total assets................................  $  24,983,043  $  28,372,837  $  21,961,019  $  19,264,382
                                                      -------------  -------------  -------------  -------------
                                                      -------------  -------------  -------------  -------------

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Line of credit....................................  $   2,210,736  $  15,809,002  $   1,810,736  $   5,458,296
  Accounts payable..................................      8,262,184      3,750,609      8,158,335      4,512,085
  Accrued expenses..................................      1,846,513      1,818,591      1,614,179      2,150,980
  Billings in excess of costs.......................      5,331,993      1,116,256      2,710,899      1,110,452
  Current portion of long-term debt.................        301,210        288,908        479,926        273,748
                                                      -------------  -------------  -------------  -------------
      Total current liabilities.....................     17,952,636     22,783,366     14,774,075     13,505,561
Note payable to shareholder.........................      1,161,680       --            1,124,348       --
Notes payable.......................................        963,423      1,427,511      1,093,181      1,520,489
                                                      -------------  -------------  -------------  -------------
        Total liabilities...........................     20,077,739     24,210,877     16,991,604     15,026,050
                                                      -------------  -------------  -------------  -------------
Commitments and contingencies
  (Notes 7 and 10)..................................       --             --             --             --
Shareholders' equity:
Common stock, par value $1; 100,000 shares
  authorized; 55,556 and 54,630 shares issued and
  outstanding, respectively.........................         55,556         55,556         55,556         54,630
  Paid-in capital...................................        359,081        359,081        359,081        245,183
  Due from shareholders.............................     (2,209,037)      (778,107)    (2,085,134)      (717,655)
  Retained earnings.................................      6,699,704      4,525,430      6,639,912      4,656,174
                                                      -------------  -------------  -------------  -------------
      Total shareholders' equity....................      4,905,304      4,161,960      4,969,415      4,238,332
                                                      -------------  -------------  -------------  -------------
        Total liabilities and shareholders'
          equity....................................  $  24,983,043  $  28,372,837  $  21,961,019  $  19,264,382
                                                      -------------  -------------  -------------  -------------
                                                      -------------  -------------  -------------  -------------

   The accompanying notes are an integral part of these financial statements.

                          WILLIAM WILSON & ASSOCIATES

                              STATEMENTS OF INCOME

                                             SIX MONTHS ENDED
                                                 JUNE 30,                     YEARS ENDED DECEMBER 31,
                                       ----------------------------  -------------------------------------------
                                           1998           1997           1997           1996           1995
                                       -------------  -------------  -------------  -------------  -------------

                                        (UNAUDITED)    (UNAUDITED)
Revenue:
  Suite improvement income...........  $  20,688,446  $  10,914,696  $  33,307,967  $  26,325,354  $  35,181,102
  Management fees....................      3,034,149      2,703,000      5,426,895      4,731,325      3,748,969
  Leasing commission income..........      3,699,443      1,938,901      4,473,875      3,548,251      1,701,417
  Development fees...................      1,661,837        995,610      2,510,605      1,955,880      1,324,830
  Asset management fees..............      2,482,759      1,564,841      3,653,034      1,729,843        453,772
  Acquisition fees...................        435,693        907,067      1,744,661      1,430,609        869,248
                                       -------------  -------------  -------------  -------------  -------------
                                          32,002,327     19,024,115     51,117,037     39,721,262     43,279,338
                                       -------------  -------------  -------------  -------------  -------------
Direct costs:
  Cost of suite improvement..........     19,774,158     10,393,460     32,031,811     24,842,102     33,028,275
  Management fee--third party........       --                6,668          6,668         23,917         32,187
  Leasing commission--third party....       --             --             --              305,000       --
  Consulting fee--development........         48,290        183,937        195,474        291,464        190,078
                                       -------------  -------------  -------------  -------------  -------------
                                          19,822,448     10,584,065     32,233,953     25,462,483     33,250,540
                                       -------------  -------------  -------------  -------------  -------------
General and administrative expense:
  Personnel..........................      6,025,091      4,921,546      9,528,385      7,370,504      5,707,919
  Marketing..........................        451,706        393,901      1,056,488        911,554        539,353
  Office and administrative..........      2,861,190      1,405,897      3,480,583      3,017,336      1,861,034
                                       -------------  -------------  -------------  -------------  -------------
                                           9,337,987      6,721,344     14,065,456     11,299,394      8,108,306
                                       -------------  -------------  -------------  -------------  -------------
Other income and (expense):
  Interest income....................        244,607        196,659        618,826        735,418        267,579
  Equity in net income (loss) of
    unconsolidated affiliates........         12,968        (50,330)      (105,120)       (45,065)      (105,195)
  Other income (expense).............         72,203         (3,859)        22,264        180,614         98,182
  Depreciation and amortization......       (282,669)      (238,391)      (476,782)      (266,511)      (254,313)
  Interest expense...................       (179,209)      (393,529)      (993,078)      (757,876)      (215,919)
                                       -------------  -------------  -------------  -------------  -------------
    Net income.......................  $   2,709,792  $   1,229,256  $   3,883,738  $   2,805,965  $   1,710,826
                                       -------------  -------------  -------------  -------------  -------------
                                       -------------  -------------  -------------  -------------  -------------
Basic and diluted earnings per
  share..............................  $       48.78  $       22.13  $       69.91  $       51.36  $       31.86
                                       -------------  -------------  -------------  -------------  -------------
                                       -------------  -------------  -------------  -------------  -------------

   The accompanying notes are an integral part of these financial statements.

                          WILLIAM WILSON & ASSOCIATES

                 STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY

              FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

                                                                                                               TOTAL
                                                 COMMON STOCK                    DUE FROM                      SHARE-
                                             --------------------   PAID-IN       SHARE-        RETAINED      HOLDERS'
                                              ISSUED     AMOUNT     CAPITAL       HOLDERS       EARNINGS       EQUITY
                                             ---------  ---------  ----------  -------------  ------------  ------------

Balance, January 1, 1995...................     52,778  $  52,778  $  116,473  $    (400,000) $  4,222,491  $  3,991,742

Issuance of common stock...................        926        926      49,074       --             --             50,000

Distributions..............................     --         --          --           --          (3,183,108)   (3,183,108)

Due from shareholders......................     --         --          --           (369,648)      --           (369,648)

Net income.................................     --         --          --           --           1,710,826     1,710,826
                                             ---------  ---------  ----------  -------------  ------------  ------------

Balance, December 31, 1995.................     53,704     53,704     165,547       (769,648)    2,750,209     2,199,812

Issuance of common stock...................        926        926      79,636       --             --             80,562

Distributions..............................     --         --          --           --            (900,000)     (900,000)

Due from shareholders......................     --         --          --             51,993       --             51,993

Net income.................................     --         --          --           --           2,805,965     2,805,965
                                             ---------  ---------  ----------  -------------  ------------  ------------

Balance, December 31, 1996.................     54,630     54,630     245,183       (717,655)    4,656,174     4,238,332

Issuance of common stock...................        926        926     113,898       --             --            114,824

Distributions..............................     --         --          --           --          (1,900,000)   (1,900,000)

Due from shareholders......................     --         --          --         (1,367,479)      --         (1,367,479)

Net income.................................     --         --          --           --           3,883,738     3,883,738
                                             ---------  ---------  ----------  -------------  ------------  ------------

Balance, December 31, 1997.................     55,556     55,556     359,081     (2,085,134)    6,639,912     4,969,415

Distributions..............................     --         --          --           --          (2,650,000)   (2,650,000)

Due from shareholders......................     --         --          --           (123,903)      --           (123,903)

Net income.................................     --         --          --           --           2,709,792     2,709,792
                                             ---------  ---------  ----------  -------------  ------------  ------------

Balance, June 30, 1998 (unaudited).........     55,556  $  55,556  $  359,081  $  (2,209,037) $  6,699,704  $  4,905,304
                                             ---------  ---------  ----------  -------------  ------------  ------------
                                             ---------  ---------  ----------  -------------  ------------  ------------

   The accompanying notes are an integral part of these financial statements.

                       WILLIAM WILSON & ASSOCIATES, INC.

                            STATEMENTS OF CASH FLOWS

                                                      SIX MONTHS ENDED
                                                          JUNE 30,               YEARS ENDED DECEMBER 31,
                                                  ------------------------  -----------------------------------
                                                     1998         1997         1997         1996        1995
                                                  -----------  -----------  -----------  ----------  ----------

                                                  (UNAUDITED)  (UNAUDITED)
Cash flows from operating activities:
  Net income....................................   $2,709,792  $ 1,229,256  $ 3,883,738  $2,805,965  $1,710,826
  Adjustments to reconcile net income to net
    cash provided by operating activities:
      Depreciation and amortization.............     282,669       238,391      476,782     266,511     254,313
      Equity in net (income) loss of
        unconsolidated affiliates...............     (12,968)       50,330      105,120      45,065     105,195
      Changes in operating assets and
        liabilities:
          Accounts receivable--contracts........  (2,208,711)     (356,542)  (4,174,380)  2,544,373  (2,013,097)
          Accounts receivable--other............     437,275     1,084,807   (1,225,071) (2,851,883)      5,984
          Other assets..........................     (53,397)      (60,391)    (218,711)     27,305     (53,704)
          Accounts payable......................     103,849      (761,476)   3,646,250  (2,644,872)  4,232,658
          Accrued expenses......................     232,334      (332,389)    (536,801)    133,923     143,509
          Billings in excess of costs...........   2,621,094         5,804    1,600,447     296,030    (502,912)
                                                  -----------  -----------  -----------  ----------  ----------
                                                   1,402,145      (131,466)    (326,364) (2,183,548)  2,171,946
                                                  -----------  -----------  -----------  ----------  ----------
              Net cash provided by operating
                activities......................   4,111,937     1,097,790    3,557,374     622,417   3,882,772
                                                  -----------  -----------  -----------  ----------  ----------
Cash flows from investing activities:
  Acquisition of fixed assets...................    (582,613)     (620,029)  (1,013,310)   (588,259) (1,885,364)
  Investments in affiliates.....................      --        (1,859,848)  (6,028,989) (4,613,541)   (471,288)
  Distributions from affiliates.................       6,274       312,292      344,226     378,169     712,648
  Advances on notes receivable, related
    parties.....................................  (1,122,444)  (11,111,532) (15,645,464)   (267,660) (4,000,382)
  Repayments of notes receivable, related
    parties.....................................     412,375       --        20,395,975   4,049,493      --
                                                  -----------  -----------  -----------  ----------  ----------
      Net cash used in investing activities.....  (1,286,408)  (13,279,117)  (1,947,562) (1,041,798) (5,644,386)
                                                  -----------  -----------  -----------  ----------  ----------
Cash flows from financing activities:
  Proceeds (payments) on line of credit.........     400,000    10,350,706   (3,647,560)    960,796   4,497,500
  Proceeds from notes payable...................      16,866        60,638    1,173,206      --       2,200,000
  Principal payments on notes payable...........    (288,008)     (138,456)    (269,988)   (274,114)   (844,089)
  Distributions.................................  (2,650,000)   (1,360,000)  (1,900,000)   (900,000) (3,183,108)
  Proceeds from sale of stock...................      --           114,824      114,824      80,562      50,000
                                                  -----------  -----------  -----------  ----------  ----------
      Net cash provided by (used in) financing
        activities..............................  (2,521,142)    9,027,712   (4,529,518)   (132,756)  2,720,303
                                                  -----------  -----------  -----------  ----------  ----------
      Net change in cash........................     304,387    (3,153,615)  (2,919,706)   (552,137)    958,689
Cash and cash equivalents at beginning of
  period........................................     634,425     3,554,131    3,554,131   4,106,268   3,147,579
                                                  -----------  -----------  -----------  ----------  ----------
Cash and cash equivalents at end of period......   $ 938,812   $   400,516  $   634,425  $3,554,131  $4,106,268
                                                  -----------  -----------  -----------  ----------  ----------
                                                  -----------  -----------  -----------  ----------  ----------
Supplemental cash flow disclosure:
  Interest paid.................................   $  76,575   $   103,494  $   993,078  $  757,876  $  215,919
                                                  -----------  -----------  -----------  ----------  ----------
                                                  -----------  -----------  -----------  ----------  ----------
Noncash financing activity:
  Disposal of fully depreciated assets..........      --           --           --       $  589,368      --
                                                  -----------  -----------  -----------  ----------  ----------
                                                  -----------  -----------  -----------  ----------  ----------
Exchange of investments in partnerships for
  notes receivable from WWAI....................      --           --       $ 9,838,000      --          --
                                                  -----------  -----------  -----------  ----------  ----------
                                                  -----------  -----------  -----------  ----------  ----------

   The accompanying notes are an integral part of these financial statements.

                          WILLIAM WILSON & ASSOCIATES

                         NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

ORGANIZATION:
    William Wilson & Associates (the "Company") is a Subchapter S corporation organized on February 16, 1978. The Company is a full service real estate operating company providing services to related and third party partnerships and entities. It provides leasing services, property and asset management, development, acquisition, marketing and administration services related to commercial properties. Through its division, Commercial Interior Contractors, the Company performs construction services related to its affiliates and third party property owners.

INTERIM UNAUDITED FINANCIAL INFORMATION:

    The accompanying interim unaudited financial statements have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in the financial statements prepared in accordance with generally accepted accounting principles may have been condensed or omitted pursuant to such rules and regulations, although management believes that the disclosures are adequate to make the information presented not misleading. In the opinion of management, all adjustments and eliminations, consisting only of normal, recurring adjustments, necessary to present fairly the financial position of the Company as of June 30, 1998 and 1997, and the results of its operations and cash flows for the six months ended June 30, 1998 and 1997, have been included. The results of operations for such interim periods are not necessarily indicative of the results of the full year.

AFFILIATE INVESTMENTS:

    Investments in partnerships and limited liability companies are accounted for by the equity method. Pursuant to the equity method, the Company's original investments were recorded at cost and adjusted by the Company's share of earnings or losses in these entities. The Company's share of earnings (losses) from these entities is reflected in income as earned and distributions are credited against investments when distributed. Additionally, under the equity method of accounting, losses generated by the underlying entities are recognized to the extent of the Company's investment.

FIXED ASSETS AND DEPRECIATION:

    The furniture, fixtures, transportation equipment, computer equipment, leasehold improvements, and artwork, are recorded at cost. Depreciation of computer equipment and furniture, fixtures and transportation equipment is computed using the straight-line method over estimated useful lives ranging from five to twelve years. Leasehold improvements are amortized using the straight-line method over their useful lives not to exceed the terms of the respective leases. Maintenance and repairs are charged to expense as incurred.

CASH AND CASH EQUIVALENTS:

    Cash and cash equivalents consist of highly liquid investments with original maturities of three months or less from the date acquired. All of the Company's cash is deposited with one major banking institution.

                          WILLIAM WILSON & ASSOCIATES

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: (CONTINUED)
USE OF ESTIMATES:

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

FAIR VALUE OF FINANCIAL INSTRUMENTS:

    Management has estimated the fair value of its financial instruments. Considerable judgment is required in interpreting market data in order to develop estimates of the fair value of the Company's financial instruments. Accordingly, the estimated values are not necessarily indicative of the amounts that could be realized in current market exchanges. For those financial instruments for which it is practical to estimate value, management believes that the carrying amounts of the Company's financial instruments reasonably approximate their fair value at December 31, 1997 and 1996.

IMPAIRMENT OF LONG-LIVED ASSETS:

    In 1995, Statement of Financial Accounting Standards No. 121 (SFAS 121), ACCOUNTING FOR THE IMPAIRMENT OF LONG-LIVED ASSETS AND FOR LONG-LIVED ASSETS TO BE DISPOSED OF was issued. This statement requires that companies review long-lived assets and certain identifiable intangibles for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. If the carrying amount of the asset exceeds its estimated undiscounted net cash flow before interest, the Company must recognize an impairment loss equal to the difference between its carrying amount and its current value. The Company does not believe any of its long-lived assets have been impaired.

REVENUE RECOGNITION:

    Construction revenue is recognized using the percentage-of-completion method. Under this method, contract revenue is recognized based upon the estimated stage of physical completion of individual contracts. Losses on contracts are recognized as soon as such losses can be estimated. The classification of construction contract-related current assets and current liabilities is determined substantially on a one-year realization and liquidation cycle, although the length of the Company's contracts may exceed one year. Costs in excess of billings (unbilled) and billings in excess of costs arise from timing differences between billings to owners and revenue recognized on the percentage-of-completion basis.

    Real estate leasing commissions are generally recognized when the Company has possession of the signed lease agreement and the earlier of receipt of payment or upon tenant occupation of the leased premises. All other commissions and fees are recognized at the time the related services have been performed by the Company, and no future contingencies exist.

INCOME TAXES:

    Pursuant to the Company's tax status as a Subchapter S corporation, federal and state income tax regulations require that the income of the Company be included in the income tax returns of the

                          WILLIAM WILSON & ASSOCIATES

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: (CONTINUED) shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements; however, state regulations impose a 1.5% income tax on Subchapter S corporations which is included in office and administrative expense due to its immaterial nature.

EARNINGS PER SHARE:

    The computation of earnings per share is based upon the weighted average number of shares outstanding during the period. The Company did not have any potentially dilutive securities outstanding during the periods presented.

2. ACCOUNTS RECEIVABLE:

    Accounts receivable-contracts consist of amounts due the Company related to suite improvement construction projects. At December 31, 1997 and 1996, accounts receivable from contracts consisted of the following:

                                                                        1997          1996
                                                                    ------------  ------------
Billed............................................................  $  7,852,138  $  3,647,657
Unbilled..........................................................       263,194       293,295
                                                                    ------------  ------------
                                                                    $  8,115,332  $  3,940,952
                                                                    ------------  ------------
                                                                    ------------  ------------

    Accounts receivable-other consisted of the following at December 31, 1997 and 1996:

                                                                        1997          1996
                                                                    ------------  ------------
Reimbursables--other..............................................  $    629,687  $  1,509,805
Reimbursables--salaries...........................................     1,434,313     1,112,221
Asset management fees.............................................     1,132,426       738,660
Leasing commissions...............................................       842,900       332,509
Development fees..................................................       691,067       274,317
Acquisition fees..................................................       205,087       238,405
Management fees...................................................       281,984        54,838
Other.............................................................       428,029       159,667
                                                                    ------------  ------------
                                                                    $  5,645,493  $  4,420,422
                                                                    ------------  ------------
                                                                    ------------  ------------

    Reimbursables represent costs incurred by the Company that are passed through to properties under management or to related parties.

                          WILLIAM WILSON & ASSOCIATES

3. FIXED ASSETS:

    Fixed assets, at cost, consisted of the following at December 31, 1997 and 1996:

                                                                        1997          1996
                                                                    ------------  ------------
Furniture, fixtures, and transportation equipment.................  $  2,607,607  $  2,198,200
Computer equipment................................................     1,394,796       825,852
Leasehold improvements............................................        81,261        46,302
Artwork...........................................................        53,700        53,700
                                                                    ------------  ------------
                                                                       4,137,364     3,124,054
Less accumulated depreciation.....................................    (1,000,624)     (523,842)
                                                                    ------------  ------------
                                                                    $  3,136,740  $  2,600,212
                                                                    ------------  ------------
                                                                    ------------  ------------

4. AFFILIATE INVESTMENTS:

    The Company has investments in certain limited partnerships and limited liability companies (the "Affiliates") that are accounted for by the equity method based on the Company's significant influence on the Affiliate. Each Affiliate may hold interests in other partnerships or limited liability companies whose purpose is to purchase and operate commercial properties in the Western United States. The Company held interests in the following entities at December 31, 1997 and 1996:

                                                                         1997               1996
                                                                      % OWNERSHIP        % OWNERSHIP
                                                                   -----------------  -----------------
Mission Bay Golf Center..........................................              2                  2
Opportunity Capital Partners, L.P................................              1                  1
Opportunity Capital Partners II, L.L.C...........................              2                  2
Opportunity Capital Partners III, L.L.C..........................              2                  8
Opportunity Capital Partners IV, L.L.C...........................              5             --
POP Investors....................................................         --                     23
Shores Development, L.L.C........................................         --                     30
Wilson Bayhill Associates........................................         --                     39
Wilson Centrum Partners..........................................              1                  1
Wilson Centrum III Partners......................................              1                  1
Wilson Centrum IV Partners.......................................             27                 27
Wilson Centrum V Partners........................................             27                 27
W.G.--Bayhill Five Partners......................................              3                  3
W.G.--Bayhill VII, L.P...........................................             50                 50
W.G. Chili's L.P.................................................              8                  8
W.G.W. Hotel Partners............................................              1                  1

                          WILLIAM WILSON & ASSOCIATES

4. AFFILIATE INVESTMENTS: (CONTINUED)
    A summary of the combined financial condition and results from operations of the Affiliates as of and for the years ended December 31, 1997 and 1996 are as follows:

                                                                     1997           1996
                                                                 -------------  -------------
Investments in affiliates:
  Assets.......................................................  $  10,168,179  $  13,510,348
  Liabilities..................................................  $     175,391  $   1,204,055
  Affiliate income.............................................  $     853,775  $     814,176

5. LINE OF CREDIT:

    At December 31, 1997, the Company had a $3,000,000 unsecured line-of-credit with a maturity date of November 16, 1998 and an outstanding balance of $1,810,736. The Company was a co-borrower with one of the shareholders of the Company on this unsecured line-of-credit. The line-of-credit bears interest at the bank's reference rate plus .25%. The interest rate at December 31, 1997 was 9.25%. The line-of-credit agreement requires the Company to maintain tangible net worth of $4,000,000 and liquidity, as defined, of $4,000,000 in aggregate with the co-borrower. In January 1998 the company increased the unsecured line-of-credit balance to $5,000,000.

    At December 31, 1996, the Company was a co-borrower with one of the shareholders of the Company on a $10,000,000 unsecured line-of-credit with an outstanding balance of $5,458,296 and a maturity date of July 15, 1998. The line-of-credit had a revolving feature which allowed the Company to borrow up to $10,000,000. The revolving feature expired on July 15, 1997. The line-of-credit bore interest at the bank's reference rate plus .25%. The interest rate at December 31, 1996 was 9.0%. The line-of-credit agreement required the Company to maintain tangible net worth of $2,250,000 and liquidity, as defined, of $6,000,000 in aggregate with the co-borrower. This line-of-credit was repaid in full during 1997.

                          WILLIAM WILSON & ASSOCIATES

6. LONG-TERM DEBT:

    The Company had the following obligations outstanding at December 31, 1997 and 1996:

                                                                        1997          1996
                                                                    ------------  ------------

Term loan collateralized by personal property due in monthly principal installments of $14,166 plus interest through July 1,
  2000, with the remaining balance of $864,206 due at maturity on
  August 1, 2000. The loan bears interest at a fixed rate of
  8.61%...........................................................  $  1,303,352  $  1,473,344

Term loan collateralized by personal property due in monthly principal installments of $8,333 plus interest through January
  1, 1998, with the remaining balance of $216,678 due at maturity on February 1, 1998. The loan bears interest at a fixed rate of
  9.89%. The loan was paid in full before February 1, 1998........       216,678       316,674

Auto loan collateralized by personal property is due in monthly principal installments plus interest in the amount of $390 through November 1, 1997. The loan bears interest at a fixed
  rate of 8.50%...................................................       --              4,219

Auto loan collateralized by personal property is due in monthly principal installments plus interest in the amount of $1,506 through May 28, 2001. The loan bears interest at a fixed rate of
  8.9%............................................................        53,077       --
                                                                    ------------  ------------

Subtotal third-party..............................................     1,573,107     1,794,237

Note payable to a shareholder bears interest only at a fixed rate of 6.65% which is due by December 31 each year through December
  31, 2006. The entire principal balance and all unpaid interest
  is due on December 31, 2007.....................................     1,124,348       --
                                                                    ------------  ------------

Total notes payable...............................................     2,697,455     1,794,237

Less current portion..............................................      (479,926)     (273,748)
                                                                    ------------  ------------

Total long-term debt..............................................  $  2,217,529  $  1,520,489
                                                                    ------------  ------------
                                                                    ------------  ------------

                          WILLIAM WILSON & ASSOCIATES

6. LONG-TERM DEBT, CONTINUED:

    Principal payments required in future years are as follows:

1998............................................................  $ 479,926
1999............................................................    185,190
2000............................................................    979,974
2001............................................................      7,365
2002............................................................     --
Thereafter......................................................  1,045,000
                                                                  ---------
Total                                                             $2,697,455
                                                                  ---------
                                                                  ---------

7. COMMITMENT AND CONTINGENCY:

    The Company is also a co-borrower on a $8,000,000 term loan with a related entity and one of the shareholders of the Company. The proceeds of the loan were used by the related entity and; therefore no liability has been recorded by the Company. However, if the related entity were to default on payment of the loan, the Company would be liable for its repayment (Note 9).

8. EMPLOYEE BENEFITS:

    The Company has a qualified 401(k) plan that covers substantially all eligible employees. The annual contribution is subject to approval by the Company's Management Committee. The contributions for the years ended December 31, 1997, 1996 and 1995 were $499,524, $391,654 and $300,000, respectively.

9. RELATED PARTY TRANSACTIONS:

    Balances with related parties, primarily affiliated entities, shareholders and key employees, included in the financial statements are as follows:

                                                      1997           1996           1995
                                                  -------------  -------------  -------------
Accounts receivable--contracts..................  $     901,662  $   1,117,286  $   1,169,806
Accounts receivable--other......................      5,221,609      4,415,560        990,760
Notes receivable, related party.................      4,046,232        326,222      4,056,062
Notes payable, related party....................      1,124,348       --             --
Accrued expenses................................        358,051        492,947        378,864
Revenue.........................................     24,071,879     24,203,809     20,602,383
Expenses........................................      6,382,758      1,082,488        716,886

    The Company had notes outstanding from employees in the amount of $190,317, and $326,222 at December 31, 1997 and 1996. Proceeds of the notes were used to purchase interests in related Partnerships. The notes are collateralized by agreements in which the borrowers granted the Company a security interest in each borrower's interest in the related partnership. The notes carry interest rates between 8% and 10%. Principal or interest payments are not required to be made until 10 days after the employee receives a distribution from the related company or partnership.

                          WILLIAM WILSON & ASSOCIATES

9. RELATED PARTY TRANSACTIONS: (CONTINUED)
    The Company had notes receivable from shareholders of $2,085,134 and $717,655 at December 31, 1997 and 1996, respectively, which have been classified as a component of equity. The Company earned interest income on these notes of $82,727 and $163,906 during 1997 and 1996, respectively.

    In September 1997, the Company sold certain investments in partnerships to an affiliate in exchange for a note receivable for $9,838,000. The note bears interest at 6.25% which is due by September each year through September 9, 2005. The entire principal balance and all unpaid interest is due on September 9, 2006. During 1997 the Company earned $139,044 in interest on the note and received payments of $8,000,000. The remaining balance due on the note at December 31, 1997 was $1,977,044 and is included in note receivable, related parties in the accompanying balance sheets.

    Additionally during 1997, the Company advanced $1,671,407 under a note receivable to an affiliate which bears interest at a floating rate based on the Company's borrowing rate. The interest rate at December 31, 1997 was 9.25% per annum. During 1997 the Company earned $15,083 in interest on the note receivable and received $133,041 in repayments. The remaining balance due on the note at December 31, 1997 was $1,553,449.

10. OPERATING LEASES:

    The Company has several operating leases for its office space with affiliates which expire at various times through May 2002. Future minimum payments by year after December 31, 1997 are as follows:

1998............................................................  $ 576,971
1999............................................................    576,971
2000............................................................    576,971
2001............................................................    167,828
2002............................................................     40,286
                                                                  ---------
                                                                  $1,939,027
                                                                  ---------
                                                                  ---------

11. EARNINGS PER SHARE:

    The following table presents the basic and diluted earnings per share calculations for the years ended December 31:

                                                              YEAR ENDED DECEMBER 31,
                                                      ----------------------------------------
                                                          1997          1996          1995
                                                      ------------  ------------  ------------
Numerator:
  Earnings available to common shares...............  $  3,883,738  $  2,805,965  $  1,710,826
                                                      ------------  ------------  ------------
                                                      ------------  ------------  ------------
Denominator:
  Basic and diluted:
    Weighted average shares outstanding.............        55,556        54,630        53,704
                                                      ------------  ------------  ------------
                                                      ------------  ------------  ------------
Earnings available per common share
  Basic and diluted:
    Earnings available per common share.............  $      69.91  $      51.36  $      31.86
                                                      ------------  ------------  ------------
                                                      ------------  ------------  ------------

                          WILLIAM WILSON & ASSOCIATES

11. EARNINGS PER SHARE: (CONTINUED)
    The following table presents the basic and diluted earnings per share calculations for the three months ended March 31:

                                                                    SIX MONTHS ENDED JUNE 30,
                                                                    --------------------------
                                                                        1998          1997
                                                                    ------------  ------------
Numerator:
  Earnings available to common shares.............................  $  2,709,792  $  1,229,256
                                                                    ------------  ------------
                                                                    ------------  ------------
  Denominator:
    Basic and diluted:
      Weighted average shares outstanding.........................        55,556        55,556
                                                                    ------------  ------------
                                                                    ------------  ------------
Earnings available per common share
  Basic and diluted:
    Earnings available per common share...........................  $      48.78  $      22.13
                                                                    ------------  ------------
                                                                    ------------  ------------

                              THE PRUNEYARD HOTEL

                                 BALANCE SHEETS

                                  (UNAUDITED)

                                                                JUNE 30,                    DECEMBER 31,
                                                      ----------------------------  ----------------------------
                                                          1998           1997           1997           1996
                                                      -------------  -------------  -------------  -------------
                       ASSETS
Hotel property, at cost:
  Land..............................................  $   1,343,710  $   1,343,710  $   1,343,710  $   1,343,710
  Buildings and improvements........................      9,787,307      9,787,307      9,787,307      9,787,307
  Furniture, fixtures and equipment.................        478,888        478,888        478,888        478,888
                                                      -------------  -------------  -------------  -------------
                                                         11,609,905     11,609,905     11,609,905     11,609,905
  Less: accumulated depreciation....................      1,399,081      1,064,398      1,231,739        897,056
                                                      -------------  -------------  -------------  -------------
Construction in progress............................        584,596       --             --             --
                                                      -------------  -------------  -------------  -------------
      Net hotel property............................     10,795,420     10,545,507     10,378,166     10,712,849
Cash and cash equivalents...........................        972,802        954,603        467,904        791,329
Other assets........................................        890,558        624,891        508,466        490,081
                                                      -------------  -------------  -------------  -------------
      Total assets..................................  $  12,658,780  $  12,125,001  $  11,354,536  $  11,994,259
                                                      -------------  -------------  -------------  -------------
                                                      -------------  -------------  -------------  -------------

          LIABILITIES AND MEMBERS' EQUITY
Note payable........................................  $   5,693,099  $   5,746,037  $   5,720,306  $   5,770,342
Other liabilities...................................        381,430        784,657        471,972        865,068
                                                      -------------  -------------  -------------  -------------
      Total liabilities.............................      6,074,529      6,530,694      6,192,278      6,635,410
Members' equity.....................................      6,584,251      5,594,307      5,162,258      5,358,849
                                                      -------------  -------------  -------------  -------------
      Total liabilities and members' equity.........  $  12,658,780  $  12,125,001  $  11,354,536  $  11,994,259
                                                      -------------  -------------  -------------  -------------
                                                      -------------  -------------  -------------  -------------

   The accompanying notes are an integral part of these financial statements.

                              THE PRUNEYARD HOTEL

                            STATEMENTS OF OPERATIONS

                                  (UNAUDITED)

                                                  SIX MONTHS ENDED
                                                      JUNE 30,                   YEARS ENDED DECEMBER 31,
                                             --------------------------  ----------------------------------------
                                                 1998          1997          1997          1996          1995
                                             ------------  ------------  ------------  ------------  ------------
Revenue:
  Hotel operating income...................  $  2,712,933  $  2,429,772  $  4,932,424  $  4,304,595  $  3,644,686
                                             ------------  ------------  ------------  ------------  ------------
    Total operating revenue................     2,712,933     2,429,772     4,932,424     4,304,595     3,644,686
Expenses:
  Interest.................................       223,708       230,509       461,017       500,139       516,321
  Depreciation and amortization............       175,011       175,011       350,021       350,021       350,021
  Property operating costs.................       668,206       606,528     1,217,127     1,139,012     1,058,853
  Utilities................................        46,798        53,827       115,599       124,795       133,544
  Repairs and maintenance..................       101,170       113,710       213,728       238,994       202,716
  Property taxes...........................        44,722        44,522        88,982        86,313        83,723
  Management fees..........................       135,551       120,883       246,622       214,997       182,232
  General and administrative...............       314,769       314,415       590,682       632,086       666,377
                                             ------------  ------------  ------------  ------------  ------------
    Total expenses.........................     1,709,935     1,659,405     3,283,778     3,286,357     3,193,787
                                             ------------  ------------  ------------  ------------  ------------
      Net income...........................  $  1,002,998  $    770,367  $  1,648,646  $  1,018,238  $    450,899
                                             ------------  ------------  ------------  ------------  ------------
                                             ------------  ------------  ------------  ------------  ------------

   The accompanying notes are an integral part of these financial statements.

                              THE PRUNEYARD HOTEL

                    STATEMENTS OF CHANGES IN MEMBERS' EQUITY

                                  (UNAUDITED)

                                                                                                         TOTAL
                                                                                                     -------------
Equity balance, January 1, 1995....................................................................  $   6,368,395
Intra-company equity transfer......................................................................     (1,081,883)
Net income.........................................................................................        450,899
                                                                                                     -------------
Equity balance, December 31, 1995..................................................................      5,737,411
Intra-company equity transfer......................................................................     (1,396,800)
Net income.........................................................................................      1,018,238
                                                                                                     -------------
Equity balance, December 31, 1996..................................................................      5,358,849
Contributions......................................................................................        120,000
Intra-company equity transfer......................................................................     (1,965,237)
Net income.........................................................................................      1,648,646
                                                                                                     -------------
Capital balance, December 31, 1997.................................................................      5,162,258
Intra-company equity transfer......................................................................        418,995
Net income.........................................................................................      1,002,998
                                                                                                     -------------
Equity balance, March 31, 1998.....................................................................  $   6,584,251
                                                                                                     -------------
                                                                                                     -------------

   The accompanying notes are an integral part of these financial statements.

                              THE PRUNEYARD HOTEL

                            STATEMENTS OF CASH FLOWS

                                  (UNAUDITED)

                                                   SIX MONTHS ENDED
                                                       JUNE 30,                  YEARS ENDED DECEMBER 31,
                                               ------------------------  ----------------------------------------
                                                   1998         1997         1997          1996          1995
                                               ------------  ----------  ------------  ------------  ------------
Cash flows from operating activities:
  Net income.................................  $  1,002,998  $  770,367  $  1,648,646  $  1,018,238  $    450,899
  Adjustments to reconcile net income to net
    cash provided by operating activities:
    Depreciation and amortization............       175,011     175,011       350,021       350,021       350,021
    Loan fee amortization....................         6,272       6,272        12,545        12,545        12,545
    Changes in operating assets and
      liabilities:
      Other assets...........................      (396,034)   (148,751)      (46,268)      (55,953)     (258,738)
      Accounts payable and accrued
        liabilities..........................       (90,541)    (80,411)     (393,096)      377,133        85,436
                                               ------------  ----------  ------------  ------------  ------------
                                                   (305,292)    (47,879)      (76,798)      683,746       189,264
                                               ------------  ----------  ------------  ------------  ------------
        Net cash provided by operating
          activities.........................       697,706     722,488     1,571,848     1,701,984       640,163
                                               ------------  ----------  ------------  ------------  ------------
Cash flows from investing activities:
  Improvements to assets.....................      (584,596)     --           --            --            --
                                               ------------  ----------  ------------  ------------  ------------
        Net cash used in investing
          activities.........................      (584,596)     --           --            --            --
                                               ------------  ----------  ------------  ------------  ------------
Cash flows from financing activities:
  Draws on note payable......................       --           --           --            --            604,500
  Principal payments on note payable.........       (27,207)    (24,305)      (50,036)      (36,877)     (152,016)
  Contributions from members.................       --           60,000       120,000       --            --
  Intra-company equity transfer..............       418,995    (594,909)   (1,965,237)   (1,396,800)   (1,081,883)
                                               ------------  ----------  ------------  ------------  ------------
        Net cash provided by (used in)
          financing activities...............       391,788    (559,214)   (1,895,273)   (1,433,677)     (629,399)
                                               ------------  ----------  ------------  ------------  ------------
Cash and cash equivalents, beginning of
  year.......................................       467,904     791,329       791,329       523,022       512,258
                                               ------------  ----------  ------------  ------------  ------------
Cash and cash equivalents, end of year.......  $    972,802  $  954,603  $    467,904  $    791,329  $    523,022
                                               ------------  ----------  ------------  ------------  ------------
                                               ------------  ----------  ------------  ------------  ------------
Supplemental cash flow disclosure:
  Interest paid..............................  $    217,435  $  224,236  $    448,472  $    487,594  $    503,776
                                               ------------  ----------  ------------  ------------  ------------
                                               ------------  ----------  ------------  ------------  ------------

   The accompanying notes are an integral part of these financial statements.

                              THE PRUNEYARD HOTEL

                         NOTES TO FINANCIAL STATEMENTS

                                  (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

ORGANIZATION:

    The Pruneyard Hotel (the "Hotel") is owned by Pruneyard Associates, LLC (the "Company"), a limited liability company organized under the laws of the State of California to succeed Pruneyard Associates, L.P. (the "Partnership"), which was formed to acquire and own a shopping center, two office buildings, and the Hotel located in Campbell, California (the "Properties"). RAR/CREL Pruneyard Investors, L.P. ("RAR") and Opportunity Capital Partners, L.P. ("OCP") each hold a 1% Class A member interest and participate in managing the Company. Additionally, RAR also holds a Class B member interest of 59% and Office Opportunity Fund I, L.P. ("Fund I") holds a 39% Class B member interest.

BASIS OF PRESENTATION:

    The Pruneyard Hotel does not constitute a legal entity, but rather represents the carve-out of the assets, liabilities, and members' equity as well as the results of operations attributed to the Hotel from the financial statements of the Company. When identifiable directly to the Hotel, the accounts have been included in these financial statements at the full value as recognized in the financial statements of the Company. When not directly identifiable to the Hotel, management has allocated such accounts to the Hotel based on the ratio of the account balance to the Hotel's relative cost to the Company in the aggregate. Management believes that the method of allocation is reasonable.

REAL ESTATE ASSETS:

    Hotel property is recorded at cost. Depreciation of building and improvements is computed using the straight-line method based upon useful lives ranging from five to forty years and three to ten years for furniture, fixtures, and equipment.

    In 1996, the Company adopted Statement of Financial Accounting Standards No. 121, ACCOUNTING FOR THE IMPAIRMENT OF LONG-LIVED ASSETS AND FOR LONG-LIVED ASSETS TO BE DISPOSED OF, which requires impairment losses to be recorded on long-lived assets used in operations when indication of impairment is present and the estimated undiscounted cash flows to be generated by those assets are less than the carrying amount of the assets. At December 31, 1997, management believes that the sum of the expected future undiscounted cash flows, excluding interest charges, for the hotel property is greater than the carrying amount. No such impairment losses have been recognized to date.

CASH AND CASH EQUIVALENTS:

    The Company classifies highly liquid investments with original maturities of three months or less from the date acquired as cash equivalents.

AMORTIZATION:

    Loan fees are deferred and amortized by a method approximating the effective yield method over the term of the related debt. Organization costs are deferred and amortized by the straight-line method over five years.

                              THE PRUNEYARD HOTEL

                                  (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: (CONTINUED) REVENUE RECOGNITION:

    Revenue is recognized as earned, generally defined as the date upon which a guest occupies a room and utilizes the Hotel's services. Ongoing credit evaluations are performed and potential credit losses are expensed at the time the accounts receivable are estimated to be uncollectible. Historically, credit losses have not been material to the Hotel's results of operations.

INCOME TAXES:

    No provision for income tax expense or benefit is made since the Company's members report their respective share of the income or loss on their individual income tax returns and state income taxes are immaterial.

USE OF ESTIMATES:

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

CONCENTRATIONS:

    At December 31, 1997 and 1996, the Company had amounts in a bank that was in excess of federally insured amounts.

    The Hotel is located in Campbell, California. The hotel industry is highly competitive and the Hotel is subject to competition from other hotels for guests. The Hotel competes for guests primarily with other similar hotels in its immediate vicinity and other similar hotels in its geographic market. Management believes that location, the quality of the hotel and services provided, and price are the principal competitive factors affecting its continuing operations.

FAIR VALUE OF FINANCIAL INSTRUMENTS:

    For those financial instruments for which it is practical to estimate value, management believes that the carrying amounts of the Hotel's financial instruments reasonably approximate their fair value at December 31, 1997 and 1996.

SEASONALITY:

    The hotel industry is seasonal in nature. Seasonal variations in revenues at the Hotel may cause quarterly fluctuations in the Hotel's lease revenues.

INTERIM FINANCIAL INFORMATION:

    The accompanying interim unaudited financial statements have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in the financial statements prepared in accordance with generally accepted

                              THE PRUNEYARD HOTEL

                                  (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: (CONTINUED) accounting principles may have been condensed or omitted pursuant to such rules and regulations, although management believes that the disclosures are adequate to make the information presented not misleading. In the opinion of management, all adjustments and eliminations, consisting only of normal, recurring adjustments, necessary to present fairly the financial position of the Hotel as of June 30, 1998 and 1997, and the results of its operations and cash flows for the six months ended June 30, 1998 and 1997, have been included. The results of operations for such interim periods are not necessarily indicative of the results of the full year.

2. ALLOCATIONS TO MEMBERS:

    Net profits and losses and cash available for distribution, as defined, shall be allocated to the members in accordance with the order and priority prescribed in the Company's LLC Agreement. For purposes of the accompanying financial statements, members' equity has been allocated to the Hotel under the allocation methodology described in Note 1.

    Intra-company equity transfers represent the net cash flows between the Hotel and the Company.

3. NOTE PAYABLE:

    On April 28, 1994, the Company obtained an $18,000,000 loan, collateralized by a first deed of trust with assignment of rents, security agreement and fixture filing on the Company's property and assignment of construction contracts. The loan was amended on September 18, 1995, to allow the Company to borrow up to $29,500,000, the additional proceeds of which could be disbursed by the lender in connection with the renovation and improvement of the Company's properties, subject to meeting certain requirements related to the construction activities. The loan, as amended, is due in monthly installments of principal and interest through May 2000 and bears interest at LIBOR plus 2.50% (7.88% at December 31, 1997). Beginning May 1996, and annually thereafter, the monthly installment is to be adjusted as a result of interest rate changes to fully amortize the note balance plus accrued interest, if any, over a twenty-five year period beginning April 1994. The amended loan agreement requires that the outstanding principal balance is not to exceed 70% of the fair market value of the Company's properties and that the Company must maintain a ratio of net operating income to debt service of at least 1.35 to 1.0. RAR has guaranteed 60% of the loan balance that exceeds $17,097,790, plus interest and other fees associated with the loan. RAR guarantees this amount until occupancy of the Properties reaches 85% and then the guarantee is reduced. Book value of the notes approximates fair value. The loan balance at December 31, 1997 and 1996 was $28,810,589 and $29,204,575, respectively, of which $5,720,306 and
$5,770,342 has been allocated to the Hotel.

    Principal payments required in future years are estimated as follows:

                                                                    THE COMPANY    THE HOTEL
                                                                   -------------  ------------
1998.............................................................  $     426,272  $     84,636
1999.............................................................        471,990        93,713
2000.............................................................     27,912,327     5,541,957
                                                                   -------------  ------------
                                                                   $28,810,589... $  5,720,306
                                                                   -------------  ------------
                                                                   -------------  ------------

                              THE PRUNEYARD HOTEL

                                  (UNAUDITED)

4. COMMITMENTS:

    The Company has entered into a management agreement with Wyndham Hotel Company, Ltd., a Texas Limited Partnership ("Wyndham") to supervise, control, maintain and operate the Hotel. The agreement is automatically extended for consecutive one-year periods, subject to certain rights of termination as defined in the management agreement. Under the terms of the agreement, Wyndham receives an accounting fee payable monthly in the amount of $4,583. In addition, Wyndham receives a monthly management fee in an amount equal to 2.75% of gross revenues. A management incentive fee payable in an amount equal to 2.25% of gross revenues shall be paid to Wyndham when net income for the year exceeds the Net Income Minimum, as defined. For the years ended December 31, 1997, 1996, and 1995, total management fees paid to Wyndham amounted to $246,622, $214,997, and $182,232, respectively, which have been included within hotel expenses.

    Additionally, Wyndham has established a reserve equal to 3% of gross revenues to cover the cost of additions to and substitutions, replacements and renewals of furniture, fixtures and equipment and certain nonroutine repairs and maintenance to the hotel, as well as a $75,000 reserve for working capital. Total reserves, were $302,161 and $250,057, respectively, at December 31, 1997 and 1996.

                                                                         ANNEX A

                             CONTRIBUTION AGREEMENT
                                      AND
                          AGREEMENT AND PLAN OF MERGER
                                  BY AND AMONG
                          WILLIAM WILSON & ASSOCIATES,
                           a California corporation,

                                      AND
                     THE ENTITIES IDENTIFIED ON SCHEDULE 1
                              AS THE "GP PARTIES"

                                on the one hand,
                                      and

                          CORNERSTONE PROPERTIES INC.,
                             a Nevada corporation,
                                      and
                  CORNERSTONE PROPERTIES LIMITED PARTNERSHIP,
                        a Delaware limited partnership,
                               on the other hand.
                           dated as of June 22, 1998

                               TABLE OF CONTENTS

                                                                                                                    PAGE
                                                                                                                  ---------

RECITALS........................................................................................................       A-14

1.         CONTRIBUTION TRANSACTIONS............................................................................       A-16
           1.1        Sale or Contribution by Investors.........................................................       A-16
           1.2        Threshold Contribution Transactions; Partial Interests....................................       A-19
           1.3        Determination and Allocation of Consideration.............................................       A-21
           1.4        Assumption or Prepayment of Mortgage Indebtedness.........................................       A-34
           1.5        Certain Closing Costs.....................................................................       A-36
           1.6        Cash Consideration........................................................................       A-36
           1.7        Designation of Issuance of Equity Securities..............................................       A-37
           1.8        Distribution of Consideration.............................................................       A-37
           1.9        Withdrawn Project and Net Project Value Adjustments.......................................       A-37
           1.10       Guaranty..................................................................................       A-39
           1.11       Several Liability.........................................................................       A-40
           1.12       Withholding...............................................................................       A-40

2.         THE MERGER...........................................................................................       A-40
           2.1        Merger of WW&A into Cornerstone...........................................................       A-40
           2.2        Effective Time; Closing...................................................................       A-40
           2.3        Effect of the Merger......................................................................       A-40
           2.4        Articles of Incorporation and Bylaws of the Surviving Corporation.........................       A-40
           2.5        Pre-Closing Adjustments...................................................................       A-41
           2.6        Conversion of WW&A Shares.................................................................       A-41
           2.7.       Breach of Representations and Warranties..................................................       A-42
           2.8        Cornerstone Common Stock..................................................................       A-43
           2.9        Withholding...............................................................................       A-43
           2.10       Holdback..................................................................................       A-43
           2.11       Tax Consequences..........................................................................       A-43
           2.12       Further Action............................................................................       A-44

3.         REPRESENTATIONS AND WARRANTIES OF THE GP PARTIES.....................................................       A-44
           3.1        Representations and Warranties............................................................       A-44
           3.2        Definition of Knowledge...................................................................       A-55
           3.3        Remedies for Breach of Representation and Warranty........................................       A-55
           3.4.       Joinder of Related Entities...............................................................       A-56

4.         REPRESENTATIONS AND WARRANTIES OF WW&A...............................................................       A-56
           4.1        Representations and Warranties............................................................       A-56
           4.2        Definition of Knowledge...................................................................       A-62
           4.3        Remedies for Breach of Representation and Warranty........................................       A-62

5.         REPRESENTATIONS AND WARRANTIES OF THE CORNERSTONE PARTIES............................................       A-63
           5.1        Representations and Warranties............................................................       A-63
           5.2        Definition of Knowledge...................................................................       A-74
           5.3        Remedies for Breach of Representation and Warranty........................................       A-74

6.         PRE-CLOSING COVENANTS................................................................................       A-74
           6.1        Conduct of the Business of the Wilson Parties.............................................       A-74
           6.2        Wilson Acquisitions.......................................................................       A-78
           6.3        Intentionally Omitted.....................................................................       A-79

                                                                                                                    PAGE
                                                                                                                  ---------
           6.4        Intentionally Omitted.....................................................................       A-79
           6.5        Conduct of the Business of the Cornerstone Parties........................................       A-80
           6.6        Preparation of the Information Statement; Proxy Statement; Shareholders Meeting...........       A-83
           6.7        Good Faith Efforts........................................................................       A-84
           6.8        Good Faith Cooperation....................................................................       A-84
           6.9        Public Announcements......................................................................       A-84
           6.10       Government Filings........................................................................       A-85
           6.11       Time of Closing...........................................................................       A-85
           6.12       No Solicitation...........................................................................       A-85
           6.13       Confidentiality...........................................................................       A-86
           6.14       Access to Information.....................................................................       A-86
           6.15       Standstill Agreement......................................................................       A-87

7.         ADDITIONAL AGREEMENTS................................................................................       A-87
           7.1        Restrictions on Dispositions of Related Projects Following Closing........................       A-87
           7.2        Investor Basis Protection.................................................................       A-88
           7.3        Listing of Shares.........................................................................       A-88
           7.4        Registration and Lock Up of Shares........................................................       A-88
           7.5        Agreement of Limited Partnership of Operating Partnership.................................       A-89
           7.6        Payment of 1998 Taxes.....................................................................       A-89
           7.7        Allocation Method.........................................................................       A-89
           7.8        Restructuring of Noncustomary Services....................................................       A-89
           7.9        Cooperation on Tax Structuring Matters....................................................       A-90
           7.10       Preparation of Final Tax Returns: Section 754 Elections...................................       A-90
           7.11       Survival..................................................................................       A-90

8.         EMPLOYEE MATTERS.....................................................................................       A-90
           8.1        Employment of the Executives..............................................................       A-90
           8.2        WW&A's Organization and Staff.............................................................       A-92

9.         CLOSING..............................................................................................       A-93
           9.1        The Closing...............................................................................       A-93
           9.2        Deliveries at the Closing by the Wilson Parties...........................................       A-93
           9.3        Deliveries at the Closing by the Cornerstone Parties......................................       A-95
           9.4        Project Closing Adjustments...............................................................       A-97
           9.5        Wilson Closing Adjustments................................................................       A-99
           9.6        Expenses..................................................................................      A-101
           9.7        No Warranties.............................................................................      A-101

10.        CONDITIONS PRECEDENT TO CLOSING......................................................................      A-104
           10.1       Conditions to Obligations of the Wilson Parties...........................................      A-104
           10.2       Conditions to Obligations of the Cornerstone Parties......................................      A-106

11.        INDEMNIFICATION; CLAIMS AGAINST HOLDBACK.............................................................      A-107
           11.1       By the Wilson Parties.....................................................................      A-107
           11.2       By the Cornerstone Parties................................................................      A-108
           11.3       Cooperation...............................................................................      A-108
           11.4       Claims for Indemnification................................................................      A-109
           11.5       Limitation on Indemnification.............................................................      A-109
           11.6       Survival of Representations, Warranties and Covenants.....................................      A-110
           11.7       Disputes..................................................................................      A-110

                                                                                                                    PAGE
                                                                                                                  ---------
           11.8       Escrow Fund...............................................................................      A-110
           11.9       Limitation on Obligations.................................................................      A-111
           11.10      Wilson Representative.....................................................................      A-111

12.        DISPUTE RESOLUTION...................................................................................      A-111
           12.1       Disputes..................................................................................      A-111
           12.2       Mediation.................................................................................      A-112
           12.3       Venue for Actions.........................................................................      A-112
           12.4       Legal Fees................................................................................      A-112
           12.5       Emergency Injunctive Relief...............................................................      A-112

13.        ASSIGNMENT...........................................................................................      A-112

14.        NO BROKERS...........................................................................................      A-113

15.        CASUALTY LOSS........................................................................................      A-113
           15.1       Maintenance of Insurance Policies.........................................................      A-113
           15.2       Casualties................................................................................      A-113
           15.3       Interim Repairs...........................................................................      A-113
           15.4       Earthquake Casualty.......................................................................      A-114

16.        CONDEMNATION.........................................................................................      A-114

17.        DEFAULT AND REMEDIES.................................................................................      A-114
           17.1       Defaults..................................................................................      A-114
           17.2       Remedies..................................................................................      A-114

18         TERMINATION..........................................................................................      A-115
           18.1       Termination...............................................................................      A-115
           18.2       Effect of Termination.....................................................................      A-116

19.        NOTICES..............................................................................................      A-116

20.        MISCELLANEOUS........................................................................................      A-117
           20.1       Limited Survival of Representations and Warranties........................................      A-117
           20.2       Entire Agreement; No Third-Party Rights...................................................      A-117
           20.3       Amendment.................................................................................      A-117
           20.4       Governing Law.............................................................................      A-117
           20.5       Section Headings..........................................................................      A-117
           20.6       Severability..............................................................................      A-117
           20.7       No Other Rights or Obligations............................................................      A-117
           20.8       Counterparts..............................................................................      A-118
           20.9       Construction..............................................................................      A-118
           20.10      Representatives...........................................................................      A-118
           20.11      Interpretation............................................................................      A-119
           20.12      Updates to Schedule.......................................................................      A-119
           20.13      Special Closing Expense Credit............................................................      A-119
           20.14      Special Post-Execution Provision..........................................................      A-119

                             INDEX OF DEFINED TERMS

                                                                                                             PAGE
                                                                                                           ---------

AAA......................................................................................................      A-112
Wilson Acquisition Loan..................................................................................       A-79
Wilson Acquisitions......................................................................................       A-78
Action...................................................................................................       A-46
ADA......................................................................................................       A-46
Additional Pruneyard Consideration.......................................................................       A-29
Agreement................................................................................................       A-14
Allocable Share..........................................................................................       A-22
Ancillary Agreements.....................................................................................       A-44
Applicable Rate..........................................................................................       A-79
Approved Additional Project..............................................................................       A-78
Assumed Loans............................................................................................       A-34
Available Cash Amount....................................................................................       A-36
Bay Park.................................................................................................       A-31
Bay Park Completion......................................................................................       A-31
Bay Park Leases..........................................................................................       A-31
Bay Park Loan Documents..................................................................................       A-31
Bay Park Plans...........................................................................................       A-31
Board....................................................................................................       A-15
Built-in Gain............................................................................................       A-88
Capital Expenditures.....................................................................................       A-76
Casualty.................................................................................................      A-113
Casualty Notice..........................................................................................      A-113
CERCLA...................................................................................................       A-47
CERCLIS..................................................................................................       A-47
Certificates of Merger...................................................................................       A-40
Change in Control Transaction............................................................................      A-105
CIC Value................................................................................................       A-41
Claim....................................................................................................      A-109
Claim Notice.............................................................................................      A-109
Claim Notice Date........................................................................................      A-110
Closing..................................................................................................       A-15
Closing Balance of the Pruneyard Loan....................................................................       A-29
Closing Costs............................................................................................       A-36
Closing Date.............................................................................................       A-93
Code.....................................................................................................       A-43
Company Charter..........................................................................................       A-63
Competitive Activities...................................................................................       A-91
Complete Transaction.....................................................................................       A-19
Complete Transaction Project.............................................................................       A-19
Completed Projects.......................................................................................       A-54
Concar Ground Lease......................................................................................       A-30
Condemnation Notice......................................................................................      A-114
Condemned Project........................................................................................      A-114
Confidential Information.................................................................................       A-86
Consent..................................................................................................       A-17
Consideration............................................................................................       A-15

                                                                                                             PAGE
                                                                                                           ---------
Contemplated Transactions................................................................................       A-83
Cornerstone..............................................................................................       A-14
Cornerstone's Knowledge..................................................................................       A-74
Cornerstone Benefit Plans................................................................................       A-72
Cornerstone Competing Transaction........................................................................       A-85
Cornerstone Covered Party................................................................................      A-108
Cornerstone Employee Stock Plans.........................................................................       A-64
Cornerstone Ground Lease.................................................................................       A-73
Cornerstone Group........................................................................................       A-14
Cornerstone Indemnified Party............................................................................      A-107
Cornerstone Losses.......................................................................................      A-108
Cornerstone Management Contracts.........................................................................       A-70
Cornerstone Material Adverse Change......................................................................       A-66
Cornerstone Material Contracts...........................................................................       A-70
Cornerstone Options......................................................................................       A-64
Cornerstone Parties......................................................................................       A-14
Cornerstone Parties Representatives......................................................................      A-119
Cornerstone Permitted Encumbrances.......................................................................       A-67
Cornerstone Preferred Shares.............................................................................       A-64
Cornerstone Property.....................................................................................       A-67
Cornerstone Pruneyard Investment.........................................................................       A-29
Cornerstone Rent Roll....................................................................................       A-73
Cornerstone Shareholder Approvals........................................................................       A-65
Cornerstone Shareholders.................................................................................       A-15
Cornerstone Shareholders' Meeting........................................................................       A-83
Cornerstone Subsidiary...................................................................................       A-63
Cornerstone Threshold Consent Date.......................................................................      A-107
Cornerstone Threshold Consents...........................................................................      A-106
Cornerstone Transaction Costs............................................................................      A-101
Crocker..................................................................................................       A-20
current actual knowledge.................................................................................       A-55
damaged Property.........................................................................................      A-113
Debited Wilson Costs.....................................................................................       A-22
Default..................................................................................................      A-114
Development Budget and Schedule..........................................................................       A-54
Development Contracts....................................................................................       A-54
Development Costs........................................................................................       A-31
Development Projects.....................................................................................       A-54
DIC......................................................................................................       A-53
Dispute..................................................................................................      A-111
Dispute Notice...........................................................................................      A-111
Disputing Parties........................................................................................      A-111
Distributable Cash.......................................................................................       A-79
Earthquake Casualty......................................................................................      A-114
Effective Price..........................................................................................       A-23
Effective Time...........................................................................................       A-40
Electing Dissenting Investor.............................................................................      A-107
Eligible.................................................................................................       A-16
Employment Letter........................................................................................       A-58
Encumbrances.............................................................................................       A-45

                                                                                                             PAGE
                                                                                                           ---------
Environment..............................................................................................       A-47
Environmental Claims.....................................................................................       A-47
Environmental Condition..................................................................................       A-48
Environmental Laws.......................................................................................       A-48
Environmental Permits....................................................................................       A-48
Environmental Reports....................................................................................       A-46
Equity Securities........................................................................................       A-15
ERISA....................................................................................................       A-59
ERISA Affiliate of Cornerstone...........................................................................       A-71
Escrow Agent.............................................................................................      A-111
Escrow Agreement.........................................................................................      A-110
Escrow Fund..............................................................................................      A-111
Estimated Bay Park Completion Costs......................................................................       A-31
Estimated POP-IX Completion Costs........................................................................       A-32
Estimated Pruneyard Inn Completion Costs.................................................................       A-26
Estimated Pruneyard Place Completion Costs...............................................................       A-26
Exchange Act.............................................................................................       A-45
Excluded Assets..........................................................................................       A-42
Execution Date...........................................................................................       A-14
Executives...............................................................................................       A-90
Existing Project Debt....................................................................................       A-21
Financial Statement Date.................................................................................       A-66
Fund Project.............................................................................................       A-19
FUND-I...................................................................................................       A-14
FUND-II..................................................................................................       A-14
FUND-III.................................................................................................       A-14
FUND-IV..................................................................................................       A-14
FUND-IV Investors........................................................................................       A-99
Funds....................................................................................................       A-14
GAAP.....................................................................................................       A-50
Governmental Authority...................................................................................       A-45
Governmental Order.......................................................................................       A-46
GP Parties...............................................................................................       A-14
GP Party's Knowledge.....................................................................................       A-55
Guaranty.................................................................................................       A-39
Hazardous Materials......................................................................................       A-48
Holdback Amount..........................................................................................       A-37
HSR Act..................................................................................................       A-85
Included Dissenting Investors............................................................................      A-119
Indebtedness.............................................................................................       A-50
Indemnified Party........................................................................................      A-108
Indemnitor...............................................................................................      A-108
Indemnity Escrow Fund....................................................................................      A-110
Information Statement....................................................................................       A-83
Insurance Policies.......................................................................................      A-113
Interests................................................................................................       A-15
Investor.................................................................................................       A-14
Investor Contribution Agreement..........................................................................       A-19
Joint Ventures...........................................................................................       A-14
Knowledge of WW&A........................................................................................       A-62

                                                                                                             PAGE
                                                                                                           ---------
Knowledge of Cornerstone.................................................................................       A-74
Knowledge of the GP Party................................................................................       A-55
Knowledge of the Operating Partnership...................................................................       A-74
Law......................................................................................................       A-45
Lease Costs..............................................................................................       A-75
Liability................................................................................................       A-54
LIBOR....................................................................................................       A-79
Loan Assumption Documents................................................................................       A-35
Loan Parties.............................................................................................       A-34
Losses...................................................................................................      A-108
Major Casualty...........................................................................................      A-113
Major Taking.............................................................................................      A-114
Material Adverse Effect..................................................................................       A-44
Maximum Additional WW&A Indemnification Amount...........................................................      A-110
Maximum Indemnification Amount...........................................................................      A-110
Merger...................................................................................................       A-40
Merger Shares............................................................................................       A-41
Net Project Value........................................................................................       A-21
Net Working Capital......................................................................................      A-100
Net Working Capital Deficit..............................................................................      A-100
Non-Controlled Joint Venture.............................................................................       A-78
Non-Taxable Transaction..................................................................................       A-87
Non-Voting Stock Subs....................................................................................       A-93
Operating Partnership....................................................................................      A-120
Operating Partnership's Knowledge........................................................................       A-74
Ordinary Course..........................................................................................       A-75
Other Non-Voting Stock Sub...............................................................................       A-93
Other Projects...........................................................................................       A-19
Other Property Financials................................................................................       A-53
Other Rockwood Interests.................................................................................       A-24
Part II Properties.......................................................................................       A-88
Partially Participating Project..........................................................................       A-19
Participating Investors..................................................................................       A-16
Participating Loans......................................................................................       A-35
Participation Amount.....................................................................................       A-35
Partnership Agreement....................................................................................       A-63
PBGC.....................................................................................................       A-59
PCBs.....................................................................................................       A-48
Permits..................................................................................................       A-46
Permitted Financings.....................................................................................       A-77
Permitted Transactions...................................................................................       A-82
Permitted Transferee.....................................................................................       A-16
PGGM Registration Rights Agreement.......................................................................       A-96
POP-IX...................................................................................................       A-33
POP-IX Completion........................................................................................       A-33
POP-IX Leases............................................................................................       A-33
POP-IX Loan Documents....................................................................................       A-33
POP-IX Plans.............................................................................................       A-33
Project..................................................................................................       A-14
Project Entity...........................................................................................       A-14

                                                                                                             PAGE
                                                                                                           ---------
Project Entity Material Adverse Change...................................................................       A-54
Project Estimated Closing Accounting.....................................................................       A-97
Project Final Closing Accounting.........................................................................       A-99
Project Management Contracts.............................................................................       A-49
Project Mortgage Agreements..............................................................................       A-49
Project Value............................................................................................       A-21
Project Value Adjustment Escrow Fund.....................................................................      A-111
Project Value for Bay Park...............................................................................       A-32
Project Value for POP-IX.................................................................................       A-33
Property Financials......................................................................................       A-53
Property Restrictions....................................................................................       A-52
Proxy Statement..........................................................................................       A-65
Pruneyard................................................................................................       A-26
Pruneyard Closing Consideration..........................................................................       A-29
Pruneyard Escrow Fund....................................................................................      A-111
Pruneyard Holdback Amount................................................................................       A-30
Pruneyard Inn............................................................................................       A-26
Pruneyard Inn Budget.....................................................................................       A-26
Pruneyard Inn Completion.................................................................................       A-27
Pruneyard Inn Completion Costs...........................................................................       A-27
Pruneyard Inn Expansion..................................................................................       A-27
Pruneyard Inn Plans......................................................................................       A-27
Pruneyard Loan...........................................................................................       A-27
Pruneyard Loan Documents.................................................................................       A-27
Pruneyard Participating Investors........................................................................       A-29
Pruneyard Place..........................................................................................       A-27
Pruneyard Place Budget...................................................................................       A-27
Pruneyard Place Completion...............................................................................       A-27
Pruneyard Place Completion Costs.........................................................................       A-28
Pruneyard Place Development..............................................................................       A-28
Pruneyard Place Lease....................................................................................       A-28
Pruneyard Place Plans....................................................................................       A-28
Pruneyard Project Value..................................................................................       A-28
Pruneyard Shortfall Amount...............................................................................       A-29
Registration Rights Agreement............................................................................       A-88
Reimbursement Amount.....................................................................................       A-24
REIT.....................................................................................................       A-14
Related Entities.........................................................................................       A-44
Related Fund.............................................................................................       A-44
Related Material Contracts...............................................................................       A-49
Related Participating Investors..........................................................................       A-97
Related Project..........................................................................................       A-14
Related Project Entity...................................................................................       A-14
Related Project Ownership Percentage.....................................................................       A-99
Release..................................................................................................       A-48
Remedial Action..........................................................................................       A-49
Rent Roll................................................................................................       A-46
Repaid Loans.............................................................................................       A-34
Restated Partnership Agreement...........................................................................       A-89
Retained Properties......................................................................................       A-91

                                                                                                             PAGE
                                                                                                           ---------
Returns..................................................................................................       A-52
Reviewed Leases..........................................................................................       A-46
Rockwood Contract........................................................................................       A-24
Rockwood Interests.......................................................................................       A-24
Rockwood Loan............................................................................................       A-24
Rockwood Loan Agreement..................................................................................       A-24
Rockwood Loan Documents..................................................................................       A-24
Rockwood Project Entities................................................................................       A-23
Rockwood Projects........................................................................................       A-23
Rockwood Sellers.........................................................................................       A-24
Scheduled Closing Date...................................................................................       A-93
SEC......................................................................................................       A-65
SEC Documents............................................................................................       A-66
Securities Act...........................................................................................       A-16
Share Issuance...........................................................................................       A-64
Shares...................................................................................................       A-15
Special Dividend.........................................................................................       A-81
Supplement...............................................................................................       A-21
Surplus Net Working Capital..............................................................................      A-100
Tax......................................................................................................       A-53
Taxes....................................................................................................       A-53
Threshold Amount.........................................................................................      A-109
Transaction Agreements...................................................................................       A-44
Transaction Costs........................................................................................      A-101
Transactions.............................................................................................       A-14
Transfer and Gains Taxes.................................................................................       A-45
Transition Plan..........................................................................................       A-90
Units....................................................................................................       A-15
USTs.....................................................................................................       A-49
Voting Agreements........................................................................................       A-16
WWA Investors............................................................................................       A-23
WW&A.....................................................................................................       A-14
WW&A Affiliated Interests................................................................................       A-19
WW&A Benefit Plans.......................................................................................       A-59
WW&A Board...............................................................................................       A-16
WW&A Company Value.......................................................................................       A-41
WW&A Escrow Fund.........................................................................................      A-110
WW&A Estimated Closing Accounting........................................................................       A-99
WW&A Final Closing Accounting............................................................................      A-100
WW&A Financial Statement Date............................................................................       A-61
WW&A Financial Statements................................................................................       A-61
WW&A Holdback Shares.....................................................................................       A-43
WW&A Management Contracts................................................................................       A-58
WW&A Material Adverse Change.............................................................................       A-61
WW&A Material Contracts..................................................................................       A-57
WW&A Net Project Prorations..............................................................................      A-100
WW&A Project Interests...................................................................................      A-100
WW&A Shareholders........................................................................................       A-14
WW&A Shares..............................................................................................       A-41
WW&A's Knowledge.........................................................................................       A-62

                                                                                                             PAGE
                                                                                                           ---------
WW&A Value Adjustment Escrow Fund........................................................................      A-111
WW&A Voting Agreement....................................................................................       A-16
Wlliam Wilson III, Employment Agreement..................................................................       A-91
Wilson Competing Transaction.............................................................................       A-85
Wilson Costs.............................................................................................       A-22
Wilson Covered Party.....................................................................................      A-108
Wilson Ground Lease......................................................................................       A-52
Wilson Indemnified Party.................................................................................      A-108
Wilson Losses............................................................................................      A-108
Wilson Parties...........................................................................................       A-14
Wilson Permitted Encumbrances............................................................................       A-51
Wilson Threshold Consent Date............................................................................      A-105
Wilson Threshold Consents................................................................................      A-105
Wilson Transaction Costs.................................................................................      A-101
Wilson Representative....................................................................................       A-17
Withdrawn Project........................................................................................       A-37

                             SCHEDULES AND EXHIBITS

                                        SCHEDULES

 1.          Parties, Projects and Entities
 1A          GP Parties
 1B          Project Entities
 1C          Joint Ventures
 1D          Fund Projects
 1E          Other Projects
 1.3(a)      Project Information
 1.3(b)      Existing Project Debt
 1.3(h)      Allocations Regarding Rockwood
             Pruneyard Inn Budget
1.3(i)(i)(1)
             Pruneyard Inn Plans
1.3(i)(i)(2)
             Pruneyard Place Budget
1.3(i)(i)(3)
             Pruneyard Place Plans
1.3(i)(i)(4)
 1.3(j)      Concar Project
 1.3(k)      Bay Park Plans
 1.3(l)      POP-IX Plans
 1.4(d)      Participation Features
 2.5         Pre-Closing WW&A Adjustments
 2.6(b)      WW&A Miscellaneous Interests
 3.1         Exceptions to Representations and Warranties of GP Parties
 3.1(b)      GP Party and Related Party Organizational Documents
 3.1(c)      GP Party Authorizations
 3.1(e)      Reviewed Leases
 3.1(f)      List of Wilson Party Litigation
 3.1(h)      Environmental Reports
 3.1(i)(i)   Project Management Contracts
             Preferential Rights
3.1(i)(iii)
             Project Mortgage Agreements
3.1(i)(viii)
 3.1(j)(i)   Wilson Party Preliminary Title Reports
 3.1(k)      Wilson Ground Leases
 3.1(m)(iv)  Related Entity Tax Returns
 3.1(n)      Wilson Parties Insurance
 3.1(r)      Development Projects
 3.2         GP Parties Knowledge Persons
 4.1         Exceptions to WW&A Representations and Warranties
 4.1(c)      WW&A Authorizations
             WW&A Management Contracts
4.1(g)(i)(B)
             WW&A Preferential Rights
4.1(g)(iii)
 4.1(i)(ii)  WW&A Benefit Plans
 4.1(j)(iv)  WW&A Tax Returns
 4.1(m)      WW&A Shareholders
 4.2         WW&A Knowledge Parties
 5.1         Exceptions to Representations and Warranties of the Cornerstone Parties
 5.1(c)      Cornerstone Subsidiaries
 5.1(d)      Cornerstone Capital Structure
 5.1(f)      Cornerstone Consents
 5.1(i)      Cornerstone Litigation

                                        SCHEDULES
 5.1(j)      Cornerstone Properties
 5.1(j)(i)   Cornerstone Title Reports
 5.1(j)(ii)  Cornerstone Property Matters
 5.1(l)      Cornerstone Related Transactions Disclosure
 5.1(k)      Cornerstone Environmental Reports
 5.1(o)      Cornerstone Management Contracts
 5.1(p)      Cornerstone Benefits
 5.1(p)(iv)  Cornerstone Severance
 5.1(s)      Cornerstone Ground Leases
 5.1(t)      Cornerstone Insurance Policies
 5.1(x)      Restrictions on Equity Securities
 5.2         Cornerstone Knowledge Parties
 6.1(h)      Wilson Parties Permitted Financing
 6.5         Cornerstone Pending Transactions
 6.5(c)      Cornerstone Employee Grants
 7.1         Lock-in Properties
 8.1(g)      Retention Agreements
10.1(j)      Other Wilson Consents
10.2(j)      Other Cornerstone Consents
20.10        Cornerstone Parties Representatives
20.13        Special Closing Expense Credit
20.14        Special Post-Execution Provision

                                        EXHIBITS

 2.4         Amended and Restated Bylaws
 7.4         Registration Rights and Lock-Up Agreement
             PGGM Registration Rights Agreement
9.3(d)(iii)
11.8         Escrow Agreement

                           CONTRIBUTION AGREEMENT AND
                          AGREEMENT AND PLAN OF MERGER

    THIS CONTRIBUTION AGREEMENT AND AGREEMENT AND PLAN OF MERGER (the "AGREEMENT") is dated as of June 22, 1998 (the "EXECUTION DATE") and is made by and among (i) WILLIAM WILSON & ASSOCIATES, a California corporation ("WW&A"), and those entities identified on SCHEDULE 1 (PARTIES, PROJECTS AND ENTITIES) as the GP PARTIES (the "GP PARTIES"), on the one hand (collectively, the "WILSON PARTIES"), and (ii) CORNERSTONE PROPERTIES INC., a Nevada corporation ("CORNERSTONE"), and CORNERSTONE PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership (the "OPERATING PARTNERSHIP"; and collectively and jointly and severally with Cornerstone, the "CORNERSTONE PARTIES"; sometimes in this Agreement "CORNERSTONE" refers to Cornerstone or the Operating Partnership, as appropriate in the context in which such term appears in this Agreement), on the other hand.

                                    RECITALS

    A. WW&A and its affiliates are engaged in the business of investing in, locating and arranging for the acquisition of, financing, developing, leasing, and managing urban and suburban office and other projects in the Western United States.

    B. Those projects subject to the transactions contemplated by this Agreement and the "Ancillary Agreements" referenced herein (such transactions, collectively, the "TRANSACTIONS") are listed on SCHEDULE 1 (PARTIES, PROJECTS AND ENTITIES) (each listed project, a "PROJECT"). The Projects are more particularly described in the title insurance commitments referred to in Section3.1(j) (RELATED PROJECTS). Each of the Projects (or a tenancy in common interest therein) is owned by the general partnership, limited partnership or limited liability company indicated on SCHEDULE 1 (PARTIES, PROJECTS AND ENTITIES) (each, a "PROJECT ENTITY").

    C. Office Opportunity Fund I, L.P. ("FUND-I"), Office Opportunity Fund II, L.P. ("FUND-II"), Office Opportunity Fund III, L.P. ("FUND-III") and Office Opportunity Fund IV, L.P. ("FUND-IV", and, collectively with FUND-I, FUND-II and FUND-III, the "FUNDS") are limited partnerships formed for the purpose of acquiring Projects and investing in Project Entities. Certain GP Parties are the general partners of each of the Funds and certain GP Parties are the general partners or managers of the Project Entities, or the general partners thereof. (With respect to each such GP Party, each Project Entity of which it is the general partner or manager or the general partner thereof is sometimes referred to in this Agreement as the "RELATED PROJECT ENTITY", and each Project owned by such a Related Project Entity is sometimes referred to as a "RELATED PROJECT".) The Related Project Entities for each GP Party are listed on SCHEDULE 1 (PARTIES, PROJECTS AND ENTITIES). The other partners and members of the Project Entities are the Funds, shareholders and employees of WW&A, certain affiliates of WW&A and its shareholders and employees, and third party investors. Those Project Entities in which a Fund is not a partner or member, and in which there are partners or members other than a GP Party, are sometimes referred to in this Agreement as the "JOINT VENTURES". The Joint Ventures are listed in SCHEDULE 1 (PARTIES, PROJECTS AND ENTITIES).

    D. Those persons who may be eligible to participate in the Transactions are those persons who, as of the Execution Date, are the shareholders of WW&A (the "WW&A SHAREHOLDERS"), the partners of the Funds, the partners and members of the GP Parties or the GP Parties themselves, together with the partners or members of the Project Entities and certain intermediate entities (each such person (other than a WW&A Shareholder in his capacity as such), an "INVESTOR").

    E. Cornerstone was formed as a Nevada corporation which has elected to be treated as a real estate investment trust under Section856 of the Internal Revenue Code of 1986 (a "REIT"). Cornerstone and the Operating Partnership, of which Cornerstone is the sole general partner, directly or through affiliates and subsidiaries (Cornerstone, the Operating Partnership and such affiliates and subsidiaries, collectively, the "CORNERSTONE GROUP"), own and manage suburban and urban office projects located in certain United States metropolitan areas. The Cornerstone Group operates its business through the Operating Partnership as an umbrella partnership real estate investment trust, or UPREIT, so that all of the Cornerstone Group's real estate investments and assets are held in the Operating Partnership or its affiliates or subsidiaries.

    F. The Wilson Parties and the Cornerstone Parties envision an opportunity to combine to their mutual benefit the property acquisition, development, financing, leasing, property management, construction and asset management strengths of WW&A and the quality and diversity of as much as possible of the properties and partnership and property interests of the Project Entities with those of the Cornerstone Group. Accordingly, the parties have agreed to provide the owners of WW&A with the opportunity to merge WW&A into Cornerstone and the Investors, directly or through the Funds and Project Entities, with the opportunity to contribute their direct and indirect interests in the GP Parties, the Funds, the Project Entities and the Projects (the "INTERESTS") to the Cornerstone Parties in accordance with the terms of this Agreement.

    G. Accordingly, and subject to obtaining the requisite consents of the Investors and the shareholders of Cornerstone (the "CORNERSTONE SHAREHOLDERS") and satisfaction of the other conditions set forth herein, (i) WW&A and Cornerstone desire to merge WW&A into Cornerstone, (ii) the Cornerstone Parties desire to offer to those Investors wishing to become "Participating Investors" (as defined herein) the opportunity to convey all of their respective Interests to the Operating Partnership or Cornerstone, subject to the terms of this Agreement, (iii) the Cornerstone Parties desire to acquire Interests from the Participating Investors for (1) units of limited partnership interest in the Operating Partnership (the "UNITS"), (2) shares of the no par common stock of Cornerstone (the "SHARES"; collectively, Units and Shares are sometimes referred to herein as "EQUITY SECURITIES"), or (3) cash, as the Participating Investors elect (provided that not more than 40% of the aggregate WW&A Company Value (as defined herein) plus the aggregate Consideration (as defined herein) for the Interests, determined in accordance with this Agreement, may be taken in cash, except as may otherwise be expressly provided herein) (the Equity Securities and cash issued in exchange for the WW&A Shares (as defined herein) and for the Interests and Projects pursuant to this Agreement are sometimes referred to as the "CONSIDERATION"), (v) the eligible Investors in FUND-IV will be able to elect to invest the amount of their committed but uncalled capital obligations and certain uncommitted co-investment rights in Units or Shares, (vi) the effective price for the Units and Shares will be fixed at $17.25 independent of the trading price from time to time of the Shares, (vii) subject to certain lock-up periods, the holders of Units will be able to convert their Units to Shares and the holders of Units and Shares issued as part of the Transactions will be subject to the benefits and burdens of certain restrictions on the transfer of these Units and Shares and will be entitled to certain registration and other rights in accordance with a Registration Rights Agreement (generally calling for a lock-up period ending three years from consummation of the Transactions (the "CLOSING") for William Wilson III, two years from Closing for certain of WW&A's current executives and one year from Closing for all other Investors) to be executed concurrently with the Transactions, and (viii) the Cornerstone Parties and the Wilson Parties wish to make certain arrangements regarding the governance of Cornerstone and the operation of its and the Operating Partnership's business and the management and disposition of certain Projects following the Closing, including changes to Cornerstone's bylaws.

    H. If the Transactions are consummated in accordance with this Agreement, among other things, (i) William Wilson III, the President of WW&A, will become the Chairman of the Board of Cornerstone and enter into a three-year employment and non-competition agreement, and the current Chairman of the Board of Cornerstone will become the President and Chief Executive Officer of Cornerstone, (ii) certain officers of WW&A will become officers of Cornerstone,
(iii) certain other employees of WW&A will become employees of the Cornerstone Group, (iv) William Wilson III will have the right to be nominated to the Board of Directors of Cornerstone (the "BOARD") and to have two other persons selected by him nominated to the Board (at least one of whom must be an "independent director", as contemplated under the rules of the New York Stock Exchange and Section16b-3(b)(3)(i) of the Securities Exchange Act of 1934, as amended), and
(v) an integration plan will be adopted to effectively combine the activities of WW&A and the Project Entities with those of the Cornerstone Group.

    I. At the Execution Date in accordance with this Agreement, (i) the Board of Cornerstone and the WW&A Shareholders and Board of Directors of WW&A (the "WW&A BOARD") will have duly authorized the Transactions, (ii) William Wilson III, the Wilson Parties, Cornerstone and certain of the Cornerstone Shareholders will have entered into one or more Voting Rights Agreements, providing certain rights to and imposing certain obligations on them with respect to the Transactions, including the obligation to vote in favor of the Transactions in the Proxy Statement solicitation and providing for certain agreements relating to the Board of Cornerstone and the governance of Cornerstone following the Closing (the "VOTING AGREEMENTS"), (iii) the Wilson Parties will be committed to proceed diligently and in good faith to solicit the requisite consents to the Transactions from the Investors in the form of an Information Statement (which will function as a private placement memorandum), to be prepared by the Cornerstone Parties and the Wilson Parties, (iv) the Cornerstone Parties, WW&A, the WW&A Shareholders and certain of the GP Parties will have entered into a pre-Closing Voting Agreement providing certain rights to and imposing certain obligations on them with respect to the Transactions, including the obligation to consent, to the extent of their Interests, and with respect to WW&A to the extent of the interest of WW&A Shareholders therein, to the Transactions (the "WW&A VOTING AGREEMENT"), (v) upon the successful completion of the consent solicitation pursuant to the Information Statement, Cornerstone will be committed to proceed diligently and in good faith to file the Proxy Statement and solicit the requisite consents of the Cornerstone Shareholders to the Transactions, and (vi) upon the satisfaction of the requisite conditions the Transactions will close not later than October 1, 1998, subject to extension as provided herein.

    J. The Cornerstone Parties and the Wilson Parties have agreed that through December 31, 1998 or the earlier closing of the Transactions and subject to the terms of this Agreement, neither group of parties, will enter into, solicit, encourage or cooperate in certain transactions that would potentially compete with those contemplated by this Agreement or adversely affect their ability to consummate the Transactions.

    K. Apart from the terms defined in the foregoing Recitals, these Recitals are provided for convenience only, and in the event of any conflict between the rest of this Agreement and the summary descriptions in these Recitals, the actual terms and conditions provided in the rest of this Agreement are intended to govern.

    NOW, THEREFORE, in consideration of the mutual promises in this Agreement and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, do hereby agree as follows:

    1.  CONTRIBUTION TRANSACTIONSCONTRIBUTION TRANSACTIONS.

    1.1 SALE OR CONTRIBUTION BY INVESTORS. Subject to the terms of this Agreement, the Cornerstone Parties shall provide to each Investor (A) the right to sell the Interests owned by such Investor for cash, and each Investor may elect to so sell its Interests, subject to the limitations on the Available Cash Amount described in Section1.6 (CASH CONSIDERATION), or (B) only if such Investor is Eligible (as defined below), the right to contribute, and such Investor may elect to contribute to Cornerstone or the Operating Partnership, as the case may be, in exchange for Equity Securities, and Cornerstone and the Operating Partnership shall be required to accept as contributions in exchange for Equity Securities, the Interests owned by such Investor (Investors electing to sell or contribute their Interests in the Transactions are sometimes described herein as the "PARTICIPATING INVESTORS"), on the following terms and conditions:

        (a) ELIGIBLE INVESTORS. Only Investors who are Investors of record as of the Execution Date or are Permitted Transferees of such an Investor and, in either case, are Eligible as of each of (A) the Execution Date, (B) the date such Investor executes its Consent and (C) the Closing Date will be entitled to contribute their Interests in exchange for Equity Securities on the terms of this Agreement. "ELIGIBLE" means, with respect to any person, that such person is, as of the date of determination, an "accredited investor" as defined in Rule 501 adopted under the Securities Act of 1933 (the "SECURITIES ACT") and a "PERMITTED TRANSFEREE" means (A) a member of an Investor's immediate family, a trust established solely for the benefit of the Investor's immediate family members or estate or the heirs of a deceased Investor, and (B) a transferee permitted under the applicable Project Entity Documents, provided such transferee is approved by the Cornerstone Parties, which approval will not be unreasonably withheld, conditioned or delayed.

        (b) NON-ELIGIBLE INVESTORS. Cornerstone and the Wilson Parties, acting on the advice of counsel, shall mutually determine those Investors whom they have reason to believe are Eligible, and they will have the authority to provide that any Investors they determine not to be Eligible will have the right to sell their Interests only for cash, it being agreed that neither Cornerstone nor the Wilson Parties may unreasonably withhold, condition or delay consent to such determinations.

        (c) NO PARTIAL SALE OR CONTRIBUTION. Except as set forth in Section1.2 (THRESHOLD CONTRIBUTION TRANSACTIONS; PARTIAL INTERESTS), each Investor will have the right to sell or contribute all, but not any lesser portion, of such Investor's Interests, EXCLUDING, HOWEVER, Interests in respect of Withdrawn Projects.

        (d) CONSIDERATION. Interests will be sold or contributed in exchange for the amount of Consideration determined in accordance with Section1.3 (DETERMINATION AND ALLOCATION OF CONSIDERATION).

        (e) CONSENT. Each Investor wishing to become a Participating Investor and either sell or contribute its Interests in accordance with the Transaction Agreements must, as a condition to the Cornerstone Parties' obligations to exchange Consideration for such Interests, execute in person or by power of attorney and deliver to the Cornerstone Parties and WW Holdings, LLC, (such entity, together with its permitted successors and assigns pursuant to Section20.10 (REPRESENTATIVES), the "WILSON REPRESENTATIVE") a Consent ("CONSENT") in such form as is mutually agreed by Cornerstone and WW&A, pursuant to which the Investor, among other things,

           (A) irrevocably agrees to sell or contribute its Interests in exchange for Consideration on the terms hereof and the terms of the Consent and related Investor Contribution Agreement;

           (B) makes representations and warranties as to organization, good standing, power and authorization (in the case of entities), name, address, taxpayer identification, Eligible status, free and clear title to its Interests, power to transfer the Interests, non-contravention, status as a United States taxpayer, and acknowledgment of restrictions on transfer and legend conditions, and agrees to indemnify, defend and hold the Wilson Parties, Wilson Representative and Cornerstone Parties harmless from and against any loss or liability arising out of any inaccuracy in any such representation and warranty;

           (C) irrevocably elects the proportion of the Consideration to consist of cash, Units or Shares, respectively, and allocates such cash, Units and Shares among its various Interests, PROVIDED that non-Eligible Participating Investors will be deemed to have elected to sell their Interests for cash only;

           (D) consents (to the extent such consent is required) to the Transactions and agrees to be bound thereby and by the Transaction Agreements, to the extent applicable;

           (E) irrevocably consents to and authorizes any mergers, property contributions, and other transactions necessary or desirable to effect the Transactions, provided such actions maintain the economic and tax treatment results contemplated by this Agreement;

           (F) authorizes the Wilson Representative to enter into amendments of the Transaction Agreements as contemplated by Section 20.3 (AMENDMENT), to enter into amendments of the organizational documents of the Funds and Project Entities in which such Investor holds Interests which are necessary or appropriate, in the exercise of the Wilson Representative's reasonable business judgment, to enable the parties to achieve the economic and tax treatment results contemplated by this Agreement, and to cause the Participating Investors and Wilson Parties to enter into alternative transactions which are necessary or appropriate, in the exercise of the Wilson

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       Representative's reasonable business judgment, to enable the parties to achieve the economic and tax treatment results contemplated by this Agreement;

           (G) appoints (which appointment is coupled with an interest and is irrevocable) the Wilson Representative as such Investor's attorney-in-fact, with full power to execute and deliver on behalf of the Investor the Contribution Agreement and all other assignments, instruments, amendments and agreements necessary or advisable to consummate the Transactions, including the merger of any Project Entity or Fund into the Operating Partnership, and the contribution of a Related Project to the Operating Partnership, and the execution and delivery of the Transaction Agreements and any amendments thereof;

           (H) generally acknowledges, consents to and agrees to be bound by the power and authority granted to the Wilson Representative in this Agreement;

           (I) agrees to such other matters as are customary, reasonable and appropriate to be addressed by consents and agreements in transactions of the same general types as the Transactions; and

           (J) otherwise agrees to the terms of Section20.10 (REPRESENTATIVES) concerning the authority, exculpation and indemnity of the Wilson Representative.

        (f) CONSENT IRREVOCABLE. The Consents will be distributed to the Investors for review, approval and execution as part of the Information Statement pursuant to Section6.6 (PREPARATION OF THE INFORMATION STATEMENT, PROXY STATEMENT, SHAREHOLDERS MEETING). The consents and agreements contained in each Consent will be deemed to have been irrevocably and absolutely given and made when tendered to and accepted by the Wilson Parties and the Cornerstone Parties in accordance with this Agreement. Without limiting the generality of the foregoing, each Investor so executing and delivering a Consent will be deemed to have irrevocably agreed, subject to acceptance of such Investor's Consent by the Wilson Parties and the Cornerstone Parties, to become a Participating Investor and either (in the case of non-Eligible Investors) to sell its Interests for cash or (in the case of Eligible Investors) to sell its Interests for cash and/or contribute or transfer its Interests to the Operating Partnership or Cornerstone, as the case may be, for Equity Securities, subject to the terms of this Agreement.

        (g) FORM OF TRANSACTION. The parties intend that the Transactions be consummated in a manner which will allow those Investors who receive Units to receive those Units tax-free under the Code and to allow the Cornerstone Parties to be able to obtain, directly or indirectly, all of the economic interests in each Fund and each Complete Transaction Project (as defined below). The parties agree that this intention will be carried out by offering each Investor the right to elect to contribute Interests to the Operating Partnership in exchange for Units in a non-taxable event if an Eligible Investor or to contribute its Interests for Stock if an Eligible Investor or sell its Interest for cash to the Cornerstone Parties. In the alternative, the Wilson Parties may, if necessary or desirable in their reasonable business judgment to do so, structure Complete Transactions as contributions of Related Projects to the Operating Partnership. The parties will cooperate to maintain in existence until January 1, 1999 any Complete Project Entity or Fund whose Interests at Closing are acquired entirely by the Cornerstone Parties, and to achieve this result it is anticipated that a nominal interest in such Complete Project Entity or Fund will be owned by a Non-Voting Stock Sub. With respect to a Complete Transaction, to the extent that the requisite majority but not all of the Investors in a Fund or Project Entity elect to become Participating Investors and make the foregoing contributions or sales, the parties intend that the Cornerstone Parties and such Non-Voting Stock Sub together will subsequently acquire all of the remaining interests in each Fund or Complete Transaction Project by either having the Project Entity convey the Project to the Operating Partnership in exchange for Units or merging the Project Entity or Fund into the Operating Partnership or otherwise, in each case in a manner mutually agreed between the Wilson Representative and the Cornerstone Parties prior to the Closing and which would provide the same economic Consideration in the form of Units or cash to each such non-Participating Investor as if the non-Participating Investor had elected to become a Participating Investor.

        (h) INVESTOR CONTRIBUTION AGREEMENTS. Subject to the satisfaction of the conditions set forth in Section10 (CONDITIONS PRECEDENT TO CLOSING) on and as of the Closing Date, the Cornerstone Parties shall execute and deliver to the Wilson Representative, and the Wilson Representative shall execute and deliver to the Cornerstone Parties as attorney-in-fact for each Participating Investor, an Investor Contribution Agreement in form and substance mutually acceptable to the Cornerstone Parties and the Wilson Parties, in their reasonable discretion, and containing the terms described in this Agreement (an "INVESTOR CONTRIBUTION AGREEMENT"), pursuant to which such Participating Investor will be deemed to sell or convey to the appropriate Cornerstone Party or Parties, and such Cornerstone Party or Parties will be deemed to purchase or to accept as a contribution to capital in exchange for the Consideration, the Participating Investor's Interests.

    1.2 THRESHOLD CONTRIBUTION TRANSACTIONS; PARTIAL INTERESTS.

        (a) COMPLETE TRANSACTIONS. SectionSection10.1(g) (WILSON THRESHOLD CONSENTS) and 10.2(g) (CORNERSTONE THRESHOLD CONSENTS) contemplate as conditions to Closing that a sufficient percentage of Investors consent to and/or elect to participate in the Transactions and become Participating Investors so as to permit a Complete Transaction to occur with respect to all of the Funds and Fund Projects. In addition, the acquisition of other Interests and Projects are required to satisfy the Cornerstone Threshold Consents, as described in Section10.2(g) (CORNERSTONE THRESHOLD CONSENTS). A "COMPLETE TRANSACTION" means, with respect to a Fund or Project Entity that, as a result of the Transactions, (A) the Cornerstone Parties together with a Non-Voting Stock Sub will have acquired all of the outstanding Interests in the Fund or Project Entity or Related Project in question, (B) the Cornerstone Parties will have the power (subject to statutory notice and procedural requirements) to cause the Fund or Project Entity to be merged into a Cornerstone Party or affiliate thereof without the affirmative consent of any non-Participating Investor as described in Section1.1(g) (FORM OF TRANSACTION), or (C) the Cornerstone Parties will have the power to cause the Related Project to be contributed to the Operating Partnership or an affiliate without the affirmative consent of any non-Participating Investors, which contribution will be for no greater consideration than is allocated to all Investors therein pursuant to Section1.3 (DETERMINATION AND ALLOCATION OF CONSIDERATION). A Project with respect to which sufficient consents have been received so as to permit a Complete Transaction to occur is sometimes referred to herein as a "COMPLETE TRANSACTION PROJECT" and each remaining Project (other than Withdrawn Projects), as a "PARTIALLY PARTICIPATING PROJECT". "FUND PROJECT" means a Project so designated on
    SCHEDULE 1 (PARTIES, PROJECTS AND ENTITIES).

        (b) OTHER PROJECTS. Upon the consummation of a Complete Transaction with respect to the Funds, Cornerstone or the Operating Partnership, as the case may be, shall also acquire the Interests of the Funds in certain Projects (other than the Fund Projects) not wholly owned by the Funds or Investors in the Funds and so designated on SCHEDULE 1 (PARTIES, PROJECTS AND ENTITIES) (the "OTHER PROJECTS"). Certain of the WW&A Shareholders and entities controlled by or affiliated with WW&A or the WW&A Shareholders also own interests in the Other Projects (the "WW&A AFFILIATED INTERESTS"). If a Fund does not so transfer any such Interests to the Cornerstone Parties at the Closing, then such Interests owned by a Fund shall be spun off to a new entity and transferred out of such Fund prior to the Closing as provided in Section1.9(g) (CONSEQUENCES OF WITHDRAWAL). In the event a sufficient percentage of Investors shall not have consented to and/or elected to participate in the Transactions and become Participating Investors to permit Complete Transactions with respect to the Other Projects, the following provisions shall control:

           (i) with respect to the Other Projects known as (A) the Rockwood Projects (as hereinafter defined), (B) 120 Montgomery, (C) Bixby, and (D) 2677 North Main, the interests of the Funds and the WW&A Affiliated Interests shall be required to be transferred to and accepted by the

       Cornerstone Parties at the Closing, PROVIDED such Interests may be so transferred pursuant to the applicable Project Entity Documents (as hereinafter defined) and with any required consents having been obtained by the parties prior to or at the Closing (but no other Investor shall be required to sell or contribute its Interests therein);

           (ii) with respect to each of (A) the Other Project known as 303 Almaden, (B) the Other Projects known as Bayhill 4, 5, 6, and 7, and (C) any Other Projects which are included in the Cornerstone Threshold Consent standard as Projects with respect to which Complete Transactions are to be achieved, if a Complete Transaction is not achieved but the Cornerstone Parties proceed with the Closing, the interests of the Funds and the WW&A Affiliated Interests, at the option of Cornerstone to be exercisable by notice to the Wilson Parties at least fifteen (15) days prior to the Scheduled Closing Date, shall be required to be transferred by the owners thereof to the Cornerstone Parties at the Closing for such Project or Projects to be selected by the Cornerstone Parties pursuant to such notice, provided such interests may be so transferred pursuant to the applicable Project Entity Documents and with any required consents having been obtained by the parties before the Closing; and

           (iii) with respect to each of the Projects known as (A) Commerce Park and (B) Wells Fargo Center, the interests of the Funds and the WW&A Affiliated Interests in such Projects may be transferred by the owners thereof to and accepted by the Cornerstone Parties only with the consent and approval of such owners and the Cornerstone Parties on or before the fifteenth (15th) day prior to the Scheduled Closing Date and provided such interests may be so transferred pursuant to the applicable Project Entity Documents and with any required consents obtained by the parties before the Closing.

           (iv) the Project known as One Post is owned as a tenancy in common between Project Entity One Post Associates, LLC, and Crocker Plaza Company ("CROCKER") with each party owning an undivided one-half ( 1/2) interest. The Project Value for One Post set forth on SCHEDULE 1.3(A)(PROJECT INFORMATION) is for One Post Associates, LLC's tenancy in common interest only. In connection with the transactions, Crocker will be provided with the opportunity to become a Participating Investor with respect to its tenancy in common interest in One Post. If Crocker becomes a Participating Investor, (A) One Post will be treated as a Completed Transaction Project, (B) the Project Value for One Post will be deemed to be twice the Project Value set forth on SCHEDULE 1.3(A)(PROJECT INFORMATION) and (C) for the purpose of Section7.1 (RESTRICTIONS ON DISPOSITIONS OF CERTAIN RELATED PROJECTS FOLLOWING CLOSING) One Post will be treated as if it were listed on Part I of SCHEDULE 7.1(LOCK-IN PROPERTIES). If Crocker does not elect to become a Participating Investor, the Interest therein of One Post Associates, LLC shall be required to be transferred to and accepted by the Cornerstone Parties at the Closing, provided, such Interest may be so transferred pursuant to the applicable co-tenancy agreements with Crocker and with any required consents having been obtained by the parties by or at the Closing.

        (c) POST CLOSING INCLUSIONS. With respect to Joint Ventures and Other Projects where sufficient consents were not received to enable a Complete Transaction to occur, and where the Wilson Parties were not able by the time of Closing to obtain the consent of other Investors therein to the transfer of the interests of the Funds and the WW&A Affiliated Interests therein, the related GP Party shall, during the two years following Closing, (A) exercise commercially reasonable efforts to seek such consent based upon Project values to be negotiated and agreed upon and, if such consent is obtained and if the Cornerstone Parties agree to accept the contribution of such Interests in their sole discretion, will cause their Interests to be contributed to the Cornerstone Parties for Units and Shares valued at the average of the closing price for a Share for the ten (10) consecutive trading days immediately preceding the date of contribution, or at such other value as the parties agree (PROVIDED, that, subject to clause (B), of this sentence, the foregoing shall not in any way prevent or restrict the related GP Parties from selling, refinancing or otherwise dealing with the underlying Projects during such two-year period), and (B) promptly notify the Cornerstone Parties of, and to the extent permitted by the governing Project Entity Documents with respect thereto after exercise of commercially reasonable efforts to obtain any required consents thereunder, assign to the Cornerstone Parties the right to exercise any buy-sell, right of first refusal or other purchase right with respect to the Related Project or the Interests of the non-affiliated Investors therein held by the related GP Party or by an entity controlled by WW&A or the WW&A Shareholders.

    1.3 DETERMINATION AND ALLOCATION OF CONSIDERATION.

        (a) PROJECT VALUE. The "PROJECT VALUE" of each Project is set forth on
    SCHEDULE 1.3(A)(PROJECT INFORMATION). The Project Value for each Project has been determined by negotiation among the Cornerstone Parties and the Wilson Parties.

        (b) NET PROJECT VALUE. Except to the extent otherwise described in this Section1.3 (DETERMINATION AND ALLOCATION OF CONSIDERATION), the "NET PROJECT VALUE" of a Project will be (A) the Project Value of that Project, LESS (B) the sum of the outstanding principal balance and all accrued and unpaid interest and other charges thereon as of 11:59 p.m. (San Francisco time) of the Day immediately prior to the Closing Date of the Indebtedness related to that Project listed on SCHEDULE 1.3(B) (EXISTING PROJECT DEBT) (the "EXISTING PROJECT DEBT"), and any similar replacement or additional Indebtedness approved by Cornerstone, whose approval shall not be unreasonably withheld, conditioned or delayed with respect to that Project, and not otherwise accounted for pursuant to Section9.4 (PROJECT CLOSING ADJUSTMENTS) which amount shall be further adjusted in accordance with (i) Section1.9 (WITHDRAWN PROJECT AND NET PROJECT VALUE ADJUSTMENT), (ii) Section6.2 (ACQUISITIONS), (iii) Section1.4(d) (PARTICIPATION FEATURES).

        (c) INVESTOR CONSIDERATION. The Consideration offered to each Participating Investor in payment or exchange for its Interests shall be determined in good faith by the Cornerstone Parties and each GP Party with respect to its Related Project Entity or Fund based on the distribution amount the Participating Investor would have received in a liquidation by treating the Net Project Value for each Project as the net proceeds of a disposition of the Project as of the Scheduled Closing Date followed by the liquidation of the appropriate Project Entity or Fund and any intermediate entities in accordance with the governing documents of these entities, assuming that all net cash flow and cash on hand of the entities estimated by the GP Parties after taking into account reasonable reserves to pay operating expenses, and after payment of their respective share of Wilson Costs as set forth in Section1.3(d) (CERTAIN CASH ADJUSTMENTS), has been distributed. For example, an Investor in a Fund would receive Consideration equal to what the Investor would have received if all the Project Entities and intermediate entities in which the Fund holds interests had sold their Related Projects at the Net Project Value and then been liquidated and the Fund itself had been liquidated, after adjustment for the Investor's Allocable Share of the certain Wilson Costs as provided in Section1.3(d) (CERTAIN CASH ADJUSTMENTS). The method of allocating the Consideration to each Investor will be set forth in the Information Statement (as defined herein) or in the respective supplements (each, a "SUPPLEMENT") to the Information Statement with respect to Interests in each Fund and Project Entity, and such method so set forth and the determinations of Consideration made in good faith pursuant thereto will be binding on the related Participating Investors.

        (d) CERTAIN CASH ADJUSTMENTS.

           (i) The Consideration due the WW&A Shareholders and the Participating Investors will be adjusted to reflect the following, which will be settled at or following Closing as provided in this Section1.3(d) (CERTAIN CASH ADJUSTMENTS): Closing Costs pursuant to Section1.5 (CERTAIN CLOSING COSTS); final tax return preparation costs pursuant to Section7.10 (PREPARATION OF FINAL TAX RETURNS); Wilson Transaction Costs pursuant to Section9.6(a) (GENERAL; TRANSACTION COSTS); Lease Costs pursuant to Section6.1(b)(LEASING AND LEASE COSTS); Capital Expenditures pursuant to Section6.1(c) (CAPITAL EXPENDITURES); prorations and other Closing adjustments pursuant to Section9.4 (PROJECT CLOSING ADJUSTMENTS) and Section9.5 (WILSON CLOSING ADJUSTMENTS). The share of such adjustments allocated to the Wilson

       Parties, Projects, Related Entities, WW&A Shareholders or Investors is sometimes referred to as the "WILSON COSTS." Adjustments in respect of Lease Costs, Capital Expenditures, prorations and other Closing adjustments will be allocated to WW&A or the Projects to the extent responsible therefor or benefited thereby. Closing Costs and Wilson Transaction Costs will be allocated to WW&A or a Project in proportion to its share (based on the Consideration to be received by the WW&A Shareholders (in the case of WW&A) or the Consideration allocated to all Investors (in the case of a Complete Transaction Project) or to Participating Investors (in the case of a Partially Participating Project) of the aggregate of the Consideration (including consideration subsequently payable under Section1.3(e) (INVESTOR CONSIDERATION IN SUBSEQUENT MERGER OR LIQUIDATION)) distributable hereunder. The settlement of Wilson Costs with respect to any Project will be allocated to Investors having an interest therein in accordance with such Investors' Allocable Shares. Net Wilson Costs settlement amounts payable to the Cornerstone Parties and allocable to WW&A or the Investors under this Section1.3(d) (CERTAIN CASH ADJUSTMENTS) may be paid out of working capital or excess cash flow from operations accumulated by WW&A or the appropriate Fund or Project Entity, or out of, and as a debit against, any cash distributable to the WW&A Shareholders or such Investors, as the case may be, in connection with the Transactions or any subsequent merger or liquidation; PROVIDED, however, if such distributable cash is not sufficient to fully fund an Investor's net settlement obligation, the Wilson Parties shall cause such shortfalls to be funded and all such net settlement obligations to be paid at the Closing, and such Investor shall reimburse the Wilson Parties after the Closing for the shortfall attributable to such Investor. The Wilson Parties shall have the option to have the Cornerstone Parties pay a portion of the Wilson Costs, not to exceed $10,000,000 (the "DEBITED WILSON COSTS"), in which event the amount of the Debited Wilson Costs shall be deducted from the aggregate Consideration due the WW&A Shareholders and all Participating Investors and allocated to each of them in the same amounts as the amounts of such Debited Wilson Costs they would have otherwise paid pursuant to this Section1.3(d) (CERTAIN CASH ADJUSTMENTS). Such option to cause the Cornerstone Parties to pay such Debited Wilson Costs shall be exercised at least fifteen (15) days prior to the Closing Date. The Debited Wilson Costs will not reduce the Available Cash Amount.

           (ii) The term "ALLOCABLE SHARE", with respect to a WW&A Shareholder, means the percentage determined by dividing (A) the Consideration due such WW&A Shareholder by (B) the aggregate Consideration due all WW&A Shareholders, and the term "ALLOCABLE SHARE", with respect to a Participating Investor deriving Consideration from a Project, means the percentage determined by dividing (x) the Consideration due such Participating Investor from such Project by (y) the Consideration due all Participating Investors from such Project; PROVIDED that with respect to each Complete Transaction Project, the Wilson Costs allocable to that Project and its Investors will be allocated as if all the Investors were Participating Investors, and FURTHER PROVIDED that with respect to each Partially Participating Project, the Wilson Costs allocable to that Project and its Investors shall be allocated only amongst the Participating Investors in that Project. If, at the time the Project Final Closing Accounting is made pursuant to Section9.4(f) (FINAL CLOSING ACCOUNTING), non-Participating Investors have failed to pay or have paid on their behalf or have made provisions reasonably acceptable to the Cornerstone Parties for the payment of such non-Participating Investors' Allocable Share of Wilson Costs as contemplated in this Section1.3(d) (CERTAIN CASH ADJUSTMENTS), such Allocable Share of Wilson Costs will be reallocated to the Participating Investors in each related Project in proportion to their interests therein for the purpose of final settlement between the Investors and the Cornerstone Parties, in connection with the Project Final Closing Accounting, and the Cornerstone Parties will be deemed to have assigned to such Participating Investors, and such Participating Investors will be deemed to have accepted and be subrogated to, any rights of the Cornerstone Parties to collect such Wilson Costs from such non-Participating Investors.

        (e) INVESTOR CONSIDERATION IN SUBSEQUENT MERGER OR LIQUIDATION. If a Fund or Project Entity is merged into a member of the Cornerstone Group, or contributes its Related Project to a member of the Cornerstone Group and subsequently liquidates, the merger consideration due non-Participating Investors will be, or the contribution consideration exchanged for the Project will be calculated to produce distributions in liquidation to the non-Participating Investors of, cash or Units (valued at the Effective Price), or any combination thereof, equal to the amount of Consideration that such non-Participating Investors would have received for such interests if they had been Participating Investors at the Closing and the adjustments provided in Section1.3(d) (CERTAIN CASH ADJUSTMENTS) had been made.

        (f) EFFECTIVE PRICE. The number of Units or Shares to be issued at Closing to each Eligible Participating Investor so electing shall be determined by dividing that portion of the aggregate Consideration to be received by such Participating Investor in Units or Shares, as the case may be, by Seventeen and 25/100 Dollars ($17.25) (the "EFFECTIVE PRICE"). The Effective Price is an agreed value, and shall remain fixed notwithstanding the actual market or trading price of the Shares or fair market value of the Units at the Closing Date or at any other time with respect to which the Effective Price is to be applied. The Effective Price shall be adjusted to, and only to, reflect fully the effect of any stock split, reverse split, stock dividend (including any dividend or distribution of securities convertible into Shares), reorganization, recapitalization or other like change with respect to Shares and Units occurring after the Execution Date and before the Closing or on or before the date of application, as the case may be, PROVIDED that no such changes to the Shares and Units shall be effected except in compliance with Section6.5(c) (ISSUANCE OF SHARES) and no cash or other dividends shall be paid except in compliance with Section6.5(d) (DIVIDEND). No fraction of a Unit or Share will be issued in exchange for Interests, but in lieu thereof each Participating Investor who would otherwise be entitled to a fraction of a Unit or Share (after aggregating all fractional Units or Shares to be received by such Participating Investor) will receive from the Operating Partnership or Cornerstone, as the case may be, an amount of cash (rounded to the nearest whole cent), without interest, equal to the product of (x) such fraction multiplied by (y) the Effective Price. If a Participating Investor is to receive both Units from the Operating Partnership and Shares from Cornerstone, the procedure indicated in the preceding sentence will be applied separately as to Units and Shares.

        (g) FUND-IV COMMITTED CASH. Participating Investors who are Investors in FUND-IV and who have at the Closing Date committed but uncalled investor capital funding obligations with respect to FUND-IV or unexercised co-investment rights with FUND-IV (not to exceed $60,000,000 in the aggregate) may each elect in their Consents (but only in their Consents) to
    (A) contribute cash to FUND-IV at the Closing in an amount not to exceed such then committed but uncalled capital funding obligations or co-investment rights and to receive in exchange therefor Units or Shares at the Effective Price, or (B) to purchase Shares directly from Cornerstone for cash, in each case in an amount not to exceed such then committed but uncalled capital funding obligations or co-investment rights at the Effective Price at the Closing; PROVIDED, however, that in no event may the aggregate of such amounts under this Section1.3(g) (FUND-IV COMMITTED CASH) for all of such Participating Investors exceed $60,000,000. To the extent that Shares are acquired by the Participating Investors pursuant to this Section1.3(g), such Shares will be subject to the special restrictions on transfer set forth in, and will be registered as provided in, the Registration Rights Agreement.

        (h) ROCKWOOD PROJECTS

           (i) ROCKWOOD CONTRACT AND LOAN. The Projects known as (A) Pruneyard Tower 1, (B) Pruneyard Tower 2, (C) Pruneyard Place, (D) Pruneyard Shopping Center, (E) Pruneyard Inn, (F) 1 Gateway, (G) 2 Gateway, (H) Golden Bear Center, (I) Apple Building, (J) Centerside II, and (K) Scottsdale Centre (collectively the "ROCKWOOD PROJECTS") are owned by Related Project Entities having the Rockwood Sellers (as hereinafter defined) as partners or members (collectively, the "ROCKWOOD PROJECT ENTITIES"). WWA Investors, LLC ("WWA INVESTORS"), an affiliate of WW&A, has entered into an Agreement of Purchase and Sale, dated June 18, 1998

       (the "ROCKWOOD CONTRACT"), by and among WWA Investors, as "Buyer," and RAR/CREL Scottsdale Centre Investors, L.L.C., RAR/CREL Gateway Investors, L.P., RAR/CREL University Investors, L.P., RAR/CREL Pruneyard Investors, L.P., RAR/CREL Centerside Investors, L.L.C., and RAR/CREL Von Karman Investors, L.P., (collectively, the "ROCKWOOD SELLERS") as "Sellers", providing for the purchase and sale of the interests of the Rockwood Sellers in the Rockwood Project Entities (collectively, the "ROCKWOOD INTERESTS"). The Operating Partnership has committed to make a loan to WWA Investors not to exceed $80,000,000 (the "ROCKWOOD LOAN") to fund WWA Investors' acquisition of the Rockwood Interests pursuant to the Rockwood Contract, subject to the terms of that certain Loan Agreement, dated June 19, 1998, by and between WWA Investors and the Operating Partnership (the "ROCKWOOD LOAN AGREEMENT"). The Rockwood Loan Agreement, Promissory Note, Pledge Agreement, Collateral Assignment of Contract and all other documents evidencing, securing or relating to the Rockwood Loan are herein referred to as the "ROCKWOOD LOAN DOCUMENTS."

           (ii) FAILURE TO CLOSE. Under the Rockwood Loan Documents, if the Closing does not occur under this Agreement, (A) the Rockwood Loan shall mature and be due and payable in full on December 31, 1999, (B) WWA Investors shall pay to the Operating Partnership, on or before December 31, 1999, the "Reimbursement Amount" pursuant to the Rockwood Loan Agreement (the "REIMBURSEMENT AMOUNT"), and (C) the Cornerstone Parties will have the option to purchase the Rockwood Interests on the terms and subject to the conditions set forth in the Rockwood Loan Agreement.

           (iii) EFFECT ON TRANSACTIONS. If the closing occurs under the Rockwood Contract and the Closing occurs under this Agreement, the following provisions regarding the Rockwood Interests, the Rockwood Project Entities and the Rockwood Projects shall apply and control notwithstanding anything to the contrary set forth in this Agreement:

               (A) WWA Investors shall consent to the Transactions and elect to become a Participating Investor with respect to the Rockwood Interests, and except as provided in clause (E) below, the Cornerstone Parties will no longer be entitled to the payment of any Reimbursement Amount and WWA Investors will no longer be obligated for the payment of any Reimbursement Amount;

               (B) the other interests in the Rockwood Project Entities (the "OTHER ROCKWOOD INTERESTS") are owned by GP Parties and FUND-I and FUND-II, and if the Wilson Threshold Consents and Cornerstone Threshold Consents are obtained, the Cornerstone Parties shall acquire at the Closing the Other Rockwood Interests (which shall be the case even if the closing under the Rockwood Contract has not occurred);

               (C) the Project Values for the Rockwood Projects and therefore the Consideration allocable to WWA Investors, as the successor to the Rockwood Interests, and to the owners of the Other Rockwood Interests, are to be specially allocated and paid between WWA Investors and the owners of the Other Rockwood Interests so that the Rockwood Loan would be deemed to have been repaid and the WWA Investors will have received no net Consideration and the owners of these Other Rockwood Interests receive all of the net Consideration from these Projects except as the WWA Investors, FUND-I and FUND-II may otherwise agree amongst themselves; with this being accomplished by (i) WWA Investors assigning the Rockwood Interests to the Operating Partnership for a deemed portion of the Net Project Value for these Projects equal to the outstanding principal balance under the Rockwood Loan as of the Closing Date and the Operating Partnership accepting these Rockwood Interests subject to the Rockwood Loan, including all principal, interest and other charges due on the loan, provided that in the event that the Prorations pursuant to Section9.4 (PROJECT CLOSING ADJUSTMENTS) result in an increase in cash that would otherwise have been distributable to WWA Investors with respect to its Rockwood Interests, this increase shall be paid to the Operating Partnership, and (ii) the Net Project Value for the Rockwood Projects will be determined as provided in Section1.3(b) (NET PROJECT VALUE) and in Section1.3(i) (PRUNEYARD ADJUSTMENT) and as otherwise provided below in this Section1.3(h) (ROCKWOOD PROJECTS) including clauses (D),(G) and (H) PROVIDED, however, that the foregoing provisions of this clause (C) will only be effective from and after the Closing and will not be deemed an amendment to any of the related Project Entity Documents until such time.

               (D) for the purpose of determining the Net Project Value for the Rockwood Projects which is allocable to the owners of the Other Rockwood Interests, the total Net Project Values for these Projects (determined as provided above and including the Pruneyard Closing Consideration and Additional Pruneyard Consideration described in Section1.3(i) (PRUNEYARD ADJUSTMENT)) will be reduced by an amount equal to the outstanding principal balance under the Rockwood Loan as of the Closing Date, and the balance will be the Consideration due to the owners of the Other Rockwood Interests;

               (E) if a Rockwood Project is a Withdrawn Project pursuant to any other provision of this Agreement, then at the Closing hereunder (1) the portion of the Rockwood Loan allocable to such withdrawn Rockwood Project, which shall equal the product of (x) such Rockwood Project's "Allocable Loan Percentage", as set forth on SCHEDULE 1.3(H) (ALLOCATIONS REGARDING ROCKWOOD), multiplied by (y) the outstanding principal balance and accrued interest due under the Rockwood Loan as of the Closing, shall not be assumed by the Cornerstone Parties at the Closing, but shall remain an obligation of WWA Investors after the Closing (and such amount shall bear interest as provided in the Rockwood Loan Documents) and shall be due and payable in full on December 31, 1999; and at the Closing WWA Investors and the Operating Partnership shall enter into amendments to the Rockwood Loan Documents and new loan documents as necessary to reflect such modifications; and (2) in connection with such repayment WWA Investors shall pay to the Cornerstone Parties an amount for each Rockwood Project equal to the "Allocated Reimbursement Amount", as shown on SCHEDULE 1.3(H) (ALLOCATIONS REGARDING ROCKWOOD), for such Rockwood Interest in such withdrawn Rockwood Project;

               (F) the Consideration otherwise payable to the owners of the Other Rockwood Interests will be (i) increased by an amount equal to fifty percent (50%) of the "Borrower Closing Costs" (as defined in the Rockwood Loan Agreement), but only to the extent such Borrower Closing Costs were paid by WWA Investors from the proceeds of the Rockwood Loan, (ii) increased by an amount equal to the aggregate "Proration Debit" (as defined in the Rockwood Loan Agreement) attributable to all of the Rockwood Interests but only to the extent such Proration Debit was paid by WWA Investors from the proceeds of the Rockwood Loan, (iii) decreased by an amount equal to the aggregate "Proration Credit" (as defined in the Rockwood Loan Agreement) attributable to all of the Rockwood Interests, (iv) increased by the aggregate "Cash Balance Credit" (as defined in the Rockwood Loan Agreement), excluding the $1,566,615 "Pruneyard Construction Amount" (defined in the Rockwood Loan Agreement) but only to the extent such Cash Balance Credit was paid by WWA Investors from the proceeds of the Rockwood Loan, and (v) increased by such $1,566,615 Pruneyard Construction Amount, but only to the extent such $1,566,615 Pruneyard Construction Amount was paid by WWA Investors from the proceeds of the Rockwood Loan and then only if the Operating Partnership received a payment of Excess Distributable Cash (as defined in the Rockwood Loan Agreement) equal to the $1,566,615 Pruneyard Construction Amount from the proceeds of a loan draw. Further, it is anticipated that the Pruneyard Associates, L.L.C. Project Entity will draw an additional amount under the Pruneyard Loan (hereinafter defined) representing cost savings under the Pruneyard Project (in excess of the

           Pruneyard Construction Amount which represents equity invested to pay pre-development costs), and if any such loan proceeds are distributed to the Operating Partnership as Excess Distributable Cash under the Rockwood Loan, then such amount distributed to the Operating Partnership as such Excess Distributable Cash, but not to exceed $1,500,000, shall increase the Consideration otherwise payable to the owners of the Other Rockwood Interests.

               (G) the Operating Partnership shall credit or pay to the owners of the Other Rockwood Interests at the Closing an amount equal to the product of (x) fifty percent (50%) multiplied by (y) the excess of
           (1) an amount equal to the percentage ownership share of the Rockwood Interests in each of the Rockwood Project Entities multiplied by (z) the fifty percent (50%) share of the Lease Costs and Capital Expenditures for such related Rockwood Projects after April 1, 1998 and prior to the Closing, to be paid and assumed by such Rockwood Project Entities as provided in Section6.1(b) (LEASING AND LEASE COSTS) and Section6.1(c) (CAPITAL EXPENDITURES) LESS (2) the amount paid by or credited against the Rockwood Sellers as of Closing under the Rockwood Contract, for Lease Costs and Capital Expenditures for the period after April 1, 1998.

        (i) PRUNEYARD ADJUSTMENT.

           (i) DEFINITIONS. The following terms shall have the meanings set forth below:

           "ESTIMATED PRUNEYARD INN COMPLETION COSTS" means an amount reasonably determined by the Cornerstone Parties as of the Closing equal to the estimated Pruneyard Inn Completion Costs; provided, however, the remaining aggregate proceeds drawable under the Pruneyard Loan after the Closing to fund Pruneyard Inn Completion Costs (excluding any development fees, construction fees, management fees, leasing fees, or similar fees or compensation payable to WW&A or any affiliate of WW&A pursuant to the applicable budget and not due and payable as of the Closing) shall be deemed the Estimated Pruneyard Inn Completion Costs, unless such amount is not a reasonable approximation thereof and either the Cornerstone Parties or the Wilson Parties object.

           "ESTIMATED PRUNEYARD PLACE COMPLETION COSTS" means an amount reasonably determined by the Cornerstone Parties as of the Closing equal to the estimated Pruneyard Place Completion Costs; provided, however, the remaining aggregate proceeds drawable under the Pruneyard Loan after the Closing to fund Pruneyard Place Completion Costs (excluding any development fees, construction fees, management fees, leasing fees, or similar fees or compensation payable to WW&A or any affiliate of WW&A pursuant to the applicable budget and not due and payable as of the Closing) shall be deemed the Estimated Pruneyard Place Completion Costs, unless such amount is not a reasonable approximation thereof and either the Cornerstone Parties or the Wilson Parties object.

           "PRUNEYARD" means, collectively, the Projects known as Pruneyard Inn, Pruneyard Place, Pruneyard Tower One, Pruneyard Tower Two, and Pruneyard Shopping Center, all of which Projects are owned by Pruneyard Associates, L.L.C., a Project Entity.

           "PRUNEYARD INN" means the Project owned by Pruneyard Associates, L.L.C., a Project Entity, and known as Pruneyard Inn, which is currently and will be as of the Closing under expansion to add another 54 hotel rooms and other improvements.

           "PRUNEYARD INN BUDGET" means the budget for the Pruneyard Inn Expansion attached as SCHEDULE 1.3(I)(I) (PRUNEYARD INN BUDGET), as the same may be amended from time to time with the consent of the Cornerstone Parties and the Wilson Representative, which consent will not be unreasonably withheld, conditioned or delayed.

           "PRUNEYARD INN COMPLETION" means (A) completion of the Pruneyard Inn Expansion substantially in accordance with the Pruneyard Inn Plans, the Pruneyard Loan Documents and all applicable laws so that the Pruneyard Inn Expansion may be fully occupied and operated, (B) issuance of a certificate of occupancy permitting the full occupancy and use of the Pruneyard Inn Expansion, and (C) the furnishing, installation and equipping of all furniture, fixtures and equipment within the Pruneyard Inn Expansion as contemplated by the Pruneyard Inn Plans and the Pruneyard Loan Documents.

           "PRUNEYARD INN COMPLETION COSTS" means all costs and expenses paid or incurred by the Cornerstone Parties after the Closing to achieve the Pruneyard Inn Completion, including, without limitation, the costs and expenses paid or incurred for those items set forth in the Pruneyard Inn Budget and described in the Pruneyard Loan Documents. The parties acknowledge that the Pruneyard Inn Completion Costs will include (A) interest under the Pruneyard Loan to the extent used to, and any other loan obtained to, finance all or any portion of the Pruneyard Inn Expansion, to the extent such interest is not covered out of net revenues available therefor from the Pruneyard Inn Expansion operations, and (B) a return accruing at a per annum rate equal to the per annum rate under the Pruneyard Loan on any equity invested by the Cornerstone Parties to fund other Pruneyard Inn Completion Costs, to the extent such return is not covered out of net revenues available therefor from Pruneyard Inn Expansion operations.

           "PRUNEYARD INN EXPANSION" means the development, construction, furnishing and equipping of the 54 additional hotel rooms and other improvements to Pruneyard Inn substantially in accordance with the Pruneyard Inn Plans and the Pruneyard Loan Documents.

           "PRUNEYARD INN PLANS" means the plans and specifications for the construction and development of the Pruneyard Inn Expansion described in
       SCHEDULE 1.3(I)(I)(2) (PRUNEYARD INN PLANS) attached hereto which have been approved pursuant to the Pruneyard Loan Documents, as the same may be amended from time to time with the consent of the Cornerstone Parties and the Wilson Representative, which consent will not be unreasonably withheld, conditioned or delayed..

           "PRUNEYARD LOAN" means that certain loan to be obtained prior to the Closing from Bank of America National Trust and Savings Association to Pruneyard Associates, L.L.C. in the maximum principal amount of $66,800,000 providing financing for the Pruneyard Inn Expansion, the Pruneyard Place Development and the refinancing of the existing loan in the approximate amount of $29,300,000 and funds to distribute in the Ordinary Course to the Partners of Pruneyard Associates LLC (not to exceed $5,000,000), to be secured by Pruneyard.

           "PRUNEYARD LOAN DOCUMENTS" means the documents evidencing, securing or relating to the Pruneyard Loan.

           "PRUNEYARD PLACE" means the Project owned by Pruneyard Associates, L.L.C., a Project Entity, and known as Pruneyard Place, which is an approximately 120,000 square foot, six story office building. Pruneyard Place is currently and will be as of the Closing under construction. A tenant has leased 100% of Pruneyard Place pursuant to the Pruneyard Place Lease.

           "PRUNEYARD PLACE BUDGET" means the budget for the Pruneyard Place Development attached as SCHEDULE 1.3(I)(I)(3) (PRUNEYARD PLACE BUDGET), as the same may be amended from time to time with the consent of the Cornerstone Parties and the Wilson Representative, which consent will not be unreasonably withheld, conditioned or delayed.

           "PRUNEYARD PLACE COMPLETION" means (A) completion of the Pruneyard Place Development substantially in accordance with the Pruneyard Place Plans, the Pruneyard Loan Documents, the Pruneyard Lease, and all applicable laws so that Pruneyard Place may be fully occupied and operated, (B) issuance of a certificate of occupancy permitting the full occupancy and use of Pruneyard Place, (C) the furnishing, installation and equipping of all furniture, fixtures and equipment within the Pruneyard Place Development as contemplated by the Pruneyard Place Plans, the Pruneyard Place Lease and the Pruneyard Loan Documents, and (D) the occupancy by the tenant of Pruneyard Place pursuant to the Pruneyard Place Lease and the commencement of the payment of full rent under said Pruneyard Place Lease.

           "PRUNEYARD PLACE COMPLETION COSTS" means all costs and expenses paid or incurred by the Cornerstone Parties after the Closing to achieve the Pruneyard Place Completion, including, without limitation, the costs and expenses paid or incurred for those items set forth in the Pruneyard Place Budget and described in the Pruneyard Loan Documents. The parties acknowledge that the Pruneyard Place Completion Costs will include (A) interest under the Pruneyard Loan, to the extent used to, and any other loan obtained to, finance all or any portion of the Pruneyard Place Development to the extent such interest is not covered out of net revenues available therefor from the Pruneyard Place operations, and (B) a return accruing, at a per annum rate equal to the per annum rate under the Pruneyard Loan, on any equity invested by the Cornerstone Parties to fund other Pruneyard Place Completion Costs, to the extent such return is not covered out of net revenues available therefor from the Pruneyard Place operations.

           "PRUNEYARD PLACE DEVELOPMENT" means the development, construction, furnishing, equipping, and leasing of Pruneyard Place substantially in accordance with the Pruneyard Place Plans, the Pruneyard Place Lease, and the Pruneyard Loan Documents.

           "PRUNEYARD PLACE LEASE" means that certain lease with Compuware, Inc. for the leasing of Pruneyard Place.

           "PRUNEYARD PLACE PLANS" means the plans and specifications for the construction and development of the Pruneyard Place Development described in SCHEDULE 1.3(I)(I)(4) (PRUNEYARD PLACE PLANS) attached hereto which have been approved pursuant to the Pruneyard Place Lease and the Pruneyard Loan Documents, as the same may be amended from time to time with the consent of the Cornerstone Parties and the Wilson Representative, which consent will not be unreasonably withheld, conditioned or delayed.

           "PRUNEYARD PROJECT VALUE" means the difference of (A) the Project Value of Pruneyard LESS (B) any development fees, construction fees, management fees, leasing fees, or similar fees or compensation payable to WW&A or any affiliate of WW&A pursuant to the Pruneyard Inn Budget and Pruneyard Place Budget and not due and payable as of the Closing.

           (ii) CONSTRUCTION. Until the Closing, the GP Party for Pruneyard Associates, L.L.C., and, if the Rockwood Interests have been acquired by WWA Investors, WWA Investors, shall use commercially reasonable efforts to cause, the Pruneyard Inn Expansion and the Pruneyard Place Development to be pursued substantially in accordance with the Pruneyard Inn Plans and the Pruneyard Place Plans, respectively, and the requirements of the Pruneyard Loan Documents and shall not make any material changes to the Pruneyard Inn Plans, the Pruneyard Place Plans or the Pruneyard Loan Documents without the approval of the Cornerstone Parties, such approval not to be unreasonably withheld, conditioned or delayed. After the Closing, the Cornerstone Parties shall cause the Pruneyard Inn Expansion and the Pruneyard Place Development to be pursued substantially in accordance with the Pruneyard Inn Plans and the Pruneyard Place Plans, respectively, and shall not make any material changes to the Pruneyard Inn Plans or the Pruneyard Place Plans without the approval of the Wilson Representative, such approval not to be unreasonably withheld, conditioned or delayed. Any approval of any material changes to the Pruneyard Inn Plans or the Pruneyard Place Plans by either the Cornerstone Parties or the Wilson Representative may be conditioned upon appropriate adjustments in the respective Project Values solely for the purpose of adjusting for any increases or decreases in the costs resulting from such changes. Notwithstanding the foregoing to the contrary, neither party shall have the right to approve immaterial changes to the Pruneyard Inn Plans or the Pruneyard Place

       Plans which do not have a material adverse effect on the quality, cost or value of such Project; provided, however, such immaterial changes must be permitted under the Pruneyard Loan Documents, the Pruneyard Place Lease, if applicable, and any and all applicable Laws.

           (iii) PRUNEYARD INN CONTRIBUTION CONSIDERATION--CLOSING CONSIDERATION, EARNOUT AND HOLDBACK. At the Closing, Participating Investors owning an Interest, directly or indirectly, in Pruneyard Associates, L.L.C., and therefore an indirect beneficial interest in Pruneyard (the "PRUNEYARD PARTICIPATING INVESTORS"), shall receive Consideration (the "PRUNEYARD CLOSING CONSIDERATION") equal to the difference of (A) the Pruneyard Project Value, LESS (B) the Estimated Pruneyard Inn Completion Costs, LESS (C) the Estimated Pruneyard Place Completion Costs, LESS (D) the outstanding principal balance plus all accrued and unpaid interest and other charges thereon as of 11:59 p.m. (San Francisco time) of the day immediately prior to the Closing Date of the Pruneyard Loan and not otherwise accounted for pursuant to Section9.4 (PROJECT CLOSING ADJUSTMENTS) (the "CLOSING BALANCE OF THE PRUNEYARD LOAN").

           Upon the Pruneyard Inn Completion and Pruneyard Place Completion, the actual Pruneyard Inn Completion Costs and Pruneyard Place Completion Costs shall be reasonably determined by the Cornerstone Parties and the following provisions shall apply:

               (A) the "CORNERSTONE PRUNEYARD INVESTMENT" shall mean the sum of
           (1) the Pruneyard Closing Consideration (including the deemed amounts paid to WWA Investors in the event it has acquired the Rockwood Interests), PLUS (2) the Closing Balance of the Pruneyard Loan, PLUS
           (3) the Pruneyard Inn Completion Costs, PLUS (4) the Pruneyard Place Completion Costs;

               (B) if the Pruneyard Project Value is more than the Cornerstone Pruneyard Investment (such excess being referred to herein as the "ADDITIONAL PRUNEYARD CONSIDERATION"), then the Additional Pruneyard Consideration shall be paid to the Pruneyard Participating Investors as provided in (D),(E), and (F) below;

               (C) if the Cornerstone Pruneyard Investment exceeds the Pruneyard Project Value (such excess being referred to herein as the "PRUNEYARD SHORTFALL AMOUNT"), then the Pruneyard Shortfall Amount shall be paid to the Cornerstone Parties by the Pruneyard Participating Investors as provided in (D) and (E) below; PROVIDED that the Pruneyard Shortfall Amount shall first be taken from the Pruneyard Holdback Amount before recourse is sought pursuant to any indemnity under Section1.3(i)(v) (INDEMNITY);

               (D) if, prior to the Closing, WWA Investors acquires the Rockwood Interests in Pruneyard Associates, L.L.C., a Rockwood Project Entity, pursuant to the Rockwood Contract, then the allocation of the Pruneyard Closing Consideration and Additional Pruneyard Consideration shall be as provided in Section1.3(h)(iii) (EFFECT ON TRANSACTIONS) and the owners of the Other Rockwood Interests in Pruneyard Associates, L.L.C. prior to the Closing (and not WWA Investors as the owner of the Rockwood Interests) shall pay the entire amount of the Shortfall Amount in proportion to the relative amounts of Consideration derived by such owners from the Other Rockwood Interests in Pruneyard Associates, L.L.C.;

               (E) if WWA Investors does not acquire the Rockwood Interests in Pruneyard Associates, L.L.C., a Rockwood Project Entity, pursuant to the Rockwood Contract, then the Pruneyard Closing Consideration and Additional Pruneyard Consideration shall be allocated, and the Pruneyard Shortfall Amount shall be paid by such Participating Investors, pursuant to their ownership interests in Pruneyard Associates, L.L.C.; and

               (F) the Pruneyard Closing Consideration, if paid in Units or Shares, shall be determined based on the Effective Price, and the Additional Pruneyard Consideration, if any, shall be paid in Shares, Units or cash, in proportion to the percentage of Shares, Units and cash received by each Investor in respect of the Pruneyard Closing Consideration, but at a price for such Units or Shares equal to the average of the closing price of a Share for the ten (10) consecutive trading days immediately preceding the date of issuance if paid more than one year after the Closing, and paid at the Effective Price if paid within one year after the Closing.

           (iv) PRUNEYARD HOLDBACK. At the Closing, an amount shall be held back out of the Pruneyard Closing Consideration equal to fifteen percent (15%) of the sum of (A) the Estimated Pruneyard Inn Completion Costs PLUS (B) the Estimated Pruneyard Place Completion Costs (the "PRUNEYARD HOLDBACK AMOUNT"); PROVIDED, HOWEVER, at the request of the Wilson Representative, but not more frequently than once every sixty (60) days, the Cornerstone Parties shall reasonably determine the Estimated Pruneyard Inn Completion Costs and the Estimated Pruneyard Place Completion Costs, based upon the costs estimated to be incurred from such date to Pruneyard Inn Completion and Pruneyard Place Completion, respectively, and shall reduce the Pruneyard Holdback Amount to an amount equal to fifteen percent (15%) of such Estimated Pruneyard Inn Completion Costs and Estimated Pruneyard Plan Completion Costs. The Pruneyard Holdback Amount shall be applied by the Cornerstone Parties to satisfy and pay the Pruneyard Shortfall Amount, if any, and the price of any Shares and Units within the Pruneyard Holdback Amount so applied shall be deemed to be the price of a Share for the ten (10) consecutive trading days immediately preceding the date so applied, if applied more than one year after the Closing, and paid at the Effective Price if paid within one year after the Closing. Any remaining balance of the Pruneyard Holdback Amount, or any reduction in the Pruneyard Holdback Amount, shall be paid or distributed to the Participating Investors deriving Consideration from Pruneyard Inn and Pruneyard Place in proportion to the Consideration so received.

           (v) INDEMNITY. If the Pruneyard Holdback Amount is not sufficient to fully fund the Pruneyard Shortfall Amount, then such deficiency shall be paid to the Cornerstone Parties by the Participating Investors deriving Consideration from Pruneyard Inn and Pruneyard Place in proportion to the Consideration so received.

        (j) CONCAR DEVELOPMENT. The Wilson Parties anticipate that a Project Entity will enter into a Wilson Ground Lease with the owner of the Concar land (the "CONCAR GROUND LEASE") for development of the Concar Project described in SCHEDULE 1.3(J) (CONCAR PROJECT). The Wilson Parties shall keep the Cornerstone Parties informed of the status of the execution form of the Concar Ground Lease and the proposed Concar Project. The Wilson Parties shall promptly deliver to the Cornerstone Parties copies of execution drafts of the Concar Ground Lease and such other material information relating to the Concar Project as is requested by the Cornerstone Parties and available to the Wilson Parties. The Cornerstone Parties will in good faith and as expeditiously as practicable review, comment upon and, if so requested, approve the proposed Concar Ground Lease and shall generally cooperate with the Wilson Parties' efforts to negotiate and obtain the Concar Ground Lease PROVIDED that the Cornerstone Parties will approve (in their discretion) the execution form of the Concar Ground Lease not more than fifteen (15) business days after receipt of the Concar Ground Lease and such material information, which approval will constitute the Cornerstone Parties' election to include the Concar Project in the Transactions as provided in this Section1.3(j) (CONCAR DEVELOPMENT). If the Cornerstone Parties do not so elect to include the Concar Project in the Transactions, then the Concar Project shall be deemed a Withdrawn Project pursuant to Section1.9 (WITHDRAWN PROJECT AND NET PROJECT VALUE ADJUSTMENTS). If the Concar Ground Lease has not been executed prior to the Closing, then the Cornerstone Parties shall have the right, exercisable by notice to the Wilson Parties not less than fifteen (15) business days prior to the Scheduled Closing Date, to elect to acquire the Concar Project after the Closing as provided in this Section1.3(j) (CONCAR DEVELOPMENT), and if the Cornerstone Parties do not so elect to acquire the Concar Project, then the related development opportunity for the Concar

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    Project shall be treated as if it were a Withdrawn Project. If the Concar
    Project will be included in the Transactions, the following provisions shall apply: (i) at the Closing, if the Related Project Entity holding the Concar Project is not included in a Complete Transaction, the Related Project Entity shall assign to the Operating Partnership all of its right, title, and interest with respect to the Concar Project, including any interest under the Concar Ground Lease (if then executed) and the Operating Partnership shall assume all of the obligations of the Related Project Entity with respect to the Concar Project arising after the Closing (subject to the reimbursement obligation with respect to pre-Closing expenses set forth in clause (ii)), and (ii) after the Closing, the Operating Partnership shall reimburse such Related Project Entity in cash for all deposits assigned to and benefiting the Cornerstone Parties, ground rent and reasonable out-of-pocket third party costs incurred and paid by such Related Project Entity as of the Closing in connection with the Concar Project ("DEVELOPMENT COSTS"), including, with respect to costs paid or reimbursed to WW&A or any affiliate of WW&A, only the budgeted development or construction fees or other amounts payable to WW&A or any affiliate of WW&A prior to the Closing and any amounts advanced by WW&A or any of its affiliates to pay any Development Costs, together with all closing and transaction costs, if any, associated with the assignment of these interests to the Operating Partnership, and no additional Consideration shall be due in connection therewith. All development, construction, leasing, management and other fee generating agreements with respect to Concar and the Related Project Entity will be entered into with WW&A or with an affiliate of WW&A that has been approved by Cornerstone, which approval will not be unreasonably withheld, conditioned or delayed, and at the Closing shall be assets of WW&A to become the properties of the Cornerstone Parties pursuant to the Merger.

        (k) Bay Park Plaza Adjustment.

           (i) DEFINITIONS.

           "BAY PARK" means the Project known as Bay Park Plaza 2, which is owned by Bay Park Plaza Associates, L.P., a Project Entity.

           "BAY PARK COMPLETION" means (A) completion of Bay Park in accordance with the Bay Park Leases, the Bay Park Plans, the Bay Park Loan Documents and all applicable laws, (B) acceptance of Bay Park by the Bay Park tenants under the Bay Park Leases, and (C) either the issuance of a certificate or certificates of occupancy permitting the full occupancy and use of Bay Park, or the determination by Cornerstone in its reasonable judgment that such certificates of occupancy could be obtained but for incomplete tenant improvements which the tenant has the responsibility to complete (at its own expense to the extent the costs exceed any applicable tenant improvement allowances).

           "BAY PARK LEASES" means those certain leases for all of the tenant space within Bay Park.

           "BAY PARK LOAN DOCUMENTS" means the documents evidencing, securing or otherwise relating to the Existing Project Debt encumbering Bay Park.

           "BAY PARK PLANS" means the plans and specifications for the construction of Bay Park described on SCHEDULE 1.3(K) (BAY PARK PLANS) attached hereto which conform to the Bay Park Leases and have been approved pursuant to the Bay Park Loan Documents, as the same may be amended from time to time with the consent of the Cornerstone Parties and the Wilson Representative, which consent will not be unreasonably withheld, conditioned or delayed.

           "ESTIMATED BAY PARK COMPLETION COSTS" means all costs and expenses estimated to be paid or incurred by the Cornerstone Parties after the Closing to achieve the Bay Park Completion, including, without limitation, the costs and expenses paid or incurred for those items set forth in applicable budgets (including any development fees, construction fees, management fees, leasing fees, or similar fees or compensation payable to WW&A or any affiliate of WW&A pursuant to such budgets and not due and payable as of the Closing) and described in the Bay Park Loan

       Documents, tenant improvement allowances and leasing commissions. The parties acknowledge that the Estimated Bay Park Completion Costs will include an estimate of (A) interest under the Existing Project Debt, to the extent used to, and any other loan obtained to, finance all or any portion of Bay Park completion to the extent such interest is not covered out of net revenues available therefor from Bay Park operations and (B) a return accruing at a per annum rate equal to the per annum rate under the Existing Project Debt on any equity invested by the Cornerstone Parties to fund such costs to the extent such return is not covered out of net revenues from Bay Park operations. The Cornerstone Parties shall reasonably determine the Estimated Bay Park Completion Costs before the Closing, which amount shall be subject to the reasonable approval of the Wilson Parties, whose approval shall not be unreasonably withheld, conditioned or delayed.

           "PROJECT VALUE FOR BAY PARK" means the difference of (A) the Project Value of Bay Park as shown in SCHEDULE 1.3(A) (PROJECT INFORMATION), which represents the Project Value as of the Bay Park Completion, LESS
       (B) the Estimated Bay Park Completion Costs.

           (ii) CONSTRUCTION. Until the Closing, the GP Party for Bay Park Plaza Associates, L.P. shall cause the development and construction of Bay Park to be pursued substantially in accordance with the Bay Park Plans, the Bay Park Leases, the Bay Park Loan Documents and all applicable laws and shall not make any material changes to the Bay Park Plans or the Bay Park Loan Documents without the approval of the Cornerstone Parties, such approval not to be unreasonably withheld, conditioned or delayed. Any approval of any material changes to the Bay Park Plans by the Cornerstone Parties may be conditioned upon appropriate adjustments in the Project Value for Bay Park solely for the purpose of adjusting for any increases or decreases in the cost of Bay Park resulting from such changes.

           (iii) BAY PARK CONSIDERATION. At the Closing, the Consideration to the Participating Investors owning an interest, directly or indirectly, in Bay Park shall be determined in accordance with Section1.3(c) (INVESTOR CONSIDERATION) using the Project Value for Bay Park described in this Section1.3(k) (BAY PARK PLAZA ADJUSTMENT), and the amount of such Consideration shall not be adjusted after the Closing if the actual costs incurred after the Closing to achieve Bay Park Completion differ from the Estimated Bay Park Completion Costs.

        (l) POP-IX Adjustment.

           (i) DEFINITIONS.

           "ESTIMATED POP-IX COMPLETION COSTS" means all costs and expenses estimated to be paid or incurred by the Cornerstone Parties after the Closing to achieve the POP-IX Completion, including, without limitation, the costs and expenses paid or incurred for those items set forth in applicable budgets (including any development fees, construction fees, management fees, leasing fees or similar fees or compensation payable to WW&A or any affiliate of WW&A pursuant to such budgets and not due and payable as of the Closing) and described in the POP-IX Loan Documents, tenant improvement allowances, and leasing commissions. The parties acknowledge that the Estimated POP-IX Completion Costs will include an estimate of (A) interest under the Existing Project Debt, to the extent used to, and any other loan obtained to, finance all or any portion of POP-IX Completion, to the extent such interest is not covered out of net revenues available therefor from POP-IX operations and (B) a return accruing at a per annum rate equal to the per annum rate under the said Existing Project Debt on any equity invested by the Cornerstone Parties to fund such costs to the extent such return is not covered out of net revenues available therefor from POP-IX operations. The Cornerstone Parties shall reasonably determine the Estimated POP-IX Completion Costs before the Closing, which amount shall be subject to the reasonable approval of the Wilson Parties, whose approval shall not be unreasonably withheld, conditioned or delayed.

           "POP-IX" means the Project known as Peninsula Office Park 9, which is owned by Peninsula Office Park Associates, L.P., a Project Entity.

           "POP-IX COMPLETION" means (A) completion of POP-IX in accordance with the POP-IX Leases, the POP-IX Plans, the POP-IX Loan Documents and all applicable laws, (B) acceptance of POP-IX by the POP-IX tenants under the POP-IX Leases, and (C) issuance of a certificate or certificates of occupancy permitting the full occupancy and use of POP-IX, or the determination by Cornerstone in its reasonable judgment that such certificates of occupancy could be obtained but for incomplete tenant improvements which the tenant has the responsibility to complete at its own expense (disregarding any tenant improvement allowances).

           "POP-IX LEASES" means those certain leases for all of the tenant space within POP-IX.

           "POP-IX LOAN DOCUMENTS" means the documents evidencing, securing or otherwise relating to the Existing Project Debt encumbering POP-IX.

           "POP-IX PLANS" means the plans and specifications for the construction of POP-IX described on SCHEDULE 1.3(L) (POP-IX PLANS) attached hereto which conform to the POP-IX Leases and have been approved pursuant to the POP-IX Loan Documents, as the same may be amended from time to time with the consent of the Cornerstone Parties and the Wilson Representative, which consent will not be unreasonably withheld, conditioned or delayed.

           "PROJECT VALUE FOR POP-IX" means the difference of (A) the Project Value of POP-IX as shown in SCHEDULE 1.3(A) (PROJECT INFORMATION), which represents the Project Value as of the POP-IX Completion, LESS (B) the Estimated POP-IX Completion Costs.

           (ii) CONSTRUCTION. Until the Closing, the GP Parties for Peninsula Office Park Associates, L.P. shall cause the development and construction of POP-IX to be pursued substantially in accordance with the POP-IX Plans, the POP-IX Leases, the POP-IX Loan Documents and all applicable laws and shall not make any material changes to the POP-IX Plans or the POP-IX Loan Documents without the approval of the Cornerstone Parties, such approval not to be unreasonably withheld, conditioned or delayed. Any approval of any material changes to the POP-IX Plans by the Cornerstone Parties may be conditioned upon appropriate adjustments in the Project Value for POP-IX solely for the purpose of adjusting for any increases or decreases in the cost of POP-IX resulting from such changes.

           (iii) POP-IX CONSIDERATION. At the Closing, the Consideration to the Participating Investors owning an interest, directly or indirectly, in POP-IX shall be determined in accordance with Section1.3(c) (INVESTOR CONSIDERATION) using the Project Value for POP-IX described in this Section1.3(l) (POP-IX ADJUSTMENT), and the amount of such Consideration shall not be adjusted after the Closing if the actual costs incurred after the Closing to achieve POP-IX Completion differ from the Estimated POP-IX Completion Costs.

        (m) AGOURA HILLS. The parties intend that the Project Value at the Closing for the Agoura Hills Project be equal to the actual out-of-pocket capitalized costs (including (A) the unamortized amount of Lease Costs, as amortized over the original term of such leases, and (B) the unamortized amount of Capital Expenditures, as amortized over the useful life of such Capital Expenditures) incurred by Agoura Hills Business Park Associates, L.L.C. from the date of its acquisition of this Project until the Closing, if not paid to WW&A or any affiliate of WW&A, PLUS acquisitions fees of not more than 75 basis points times the acquisition price paid to WW&A. Accordingly, the Project Value for the Agoura Hills Project shown in
    SCHEDULE 1.3(A) (PROJECT INFORMATION) shall be adjusted at the Closing to reflect these capital expenditures from the acquisition of this Project to the Closing.

        (n) APPROVED ADDITIONAL PROJECTS. To the extent, if any, that WW&A or FUND-IV acquires an Approved Additional Project pursuant to Section6.2 (ACQUISITIONS), the Consideration for the Investors in the Related Project Entity shall be increased by an amount, if any, equal to the sum of (i) the actual and reasonable out-of-pocket costs not paid to WW&A or any affiliate of WW&A (with the exception of an acquisition fee to WW&A if approved by the Cornerstone Parties as described below), including purchase consideration, due diligence and professional fees related to the acquisition, closing costs and, if so agreed by the Cornerstone Parties in their discretion, an acquisition fee not to exceed 75 basis points on the acquisition price payable to WW&A, PLUS (ii) all cumulative negative cash flow from the date of the Acquisition to the Closing paid by the Related Project Entity, after payment of interest on any acquisition loan whether or not from the Cornerstone Parties, and LESS (iii) the amount of all Indebtedness related to the Project, including the principal balance and accrued and unpaid interest under the Acquisition Loan made by the Cornerstone Parties to the Related Project Entity pursuant to Section6.2 (ACQUISITIONS). Further, the Related Project Entity shall also retain until Closing, and distribute to the Cornerstone Parties at the Closing, all cumulative positive cash flow from the Approved Additional Project from the date of the Acquisition to the Closing, and such payment shall have no effect on the amount of Consideration determined as provided above.

        (o) ADJUSTMENTS TO CONSIDERATION PAYABLE TO NON-ELIGIBLE PARTICIPATING INVESTORS. Notwithstanding anything to the contrary in this Section1.3 (DETERMINATION AND ALLOCATION OF CONSIDERATION), post-Closing increases in the Consideration due non-Eligible Participating Investors, if any, who have sold Interests pursuant hereto in the Pruneyard Projects will be payable in cash only.

    1.4 Assumption or Prepayment of Mortgage Indebtedness.

        (a) LOANS ASSUMED. SCHEDULE 1.3(B) (EXISTING PROJECT DEBT) identifies the loans which the parties contemplate the Operating Partnership will take subject to at the Closing (subject to any applicable exculpation provisions) or which the parties would like to have assumed by the Operating Partnership at the Closing and the loans which they anticipate will be repaid by the Operating Partnership in connection with the Closing. The Pruneyard Loan once it is in place shall be included among these loans. The parties will cooperate as provided in Section1.4(c) (COOPERATION REGARDING LENDERS) to obtain the requisite consents of any lender whose consent is required to the assumption of any loan identified to be assumed, without modification of the material underlying terms. The costs of obtaining the consents, any assumption or transfer fees or charges, any prepayment penalties with respect to any loan to be repaid at or in connection with the Closing (but not Participation Amounts as discussed in Section1.4(d) (PARTICIPATION FEATURES)) and any related reasonable attorneys fees and costs will be borne as provided in Section1.5 (CERTAIN CLOSING COSTS).

           (i) At Closing, with respect to Existing Project Debt of each Project other than any Withdrawn Project, (A) the Operating Partnership shall repay or undertake to repay after (but in no event on) the Closing those loans which either were anticipated to be repaid in SCHEDULE 1.3(B) (EXISTING PROJECT DEBT) or for which the parties have not been able to obtain the requisite lender consents for the loan to be assumed or taken subject to by the Operating Partnership and subject to which the Operating Partnership is not willing to take its interests (the "REPAID LOANS"); and (B) the Operating Partnership shall assume (without change in the material underlying terms thereof) and agree to pay all Indebtedness and (subject to any obligation voluntarily incurred by a Participating Investor under Section7.2(b) (DEFICIT ELECTION)) perform all obligations arising from and after the Closing Date with respect to all other Existing Project Debt of the Project Entities and any of their constituent owners who have guaranteed any amount with respect to this Existing Project Debt, subject to the applicable exculpation provisions (the "ASSUMED LOANS"). "Assumed Loans" shall also include the Existing Project Debt encumbering Partially Participating Projects. The Cornerstone Parties shall jointly and severally indemnify, defend and hold harmless the Project Entities and their partners and members and any guarantors thereof (collectively, the "LOAN PARTIES") from any and all loss, cost or liability for the Assumed Loans and the Repaid Loans incurred or arising from and after the Closing Date; PROVIDED, however, the Cornerstone Parties shall not be required under this Section1.4(a) to indemnify a non-Participating Investor or any related Loan Parties in a Partially Participating Project other than Participating Investors.

           (ii) The parties contemplate that the outstanding principal balance of the Assumed Loans at the Closing will not be less than $496,000,000 in the aggregate.

           (iii) In the event that the Cornerstone Parties are unable for any reason to consummate any such permitted assumption of any Existing Project Debt on its current economic terms, the Operating Partnership shall cause such Existing Project Debt to be paid in full after (but in no event on) the Closing, to the extent permitted, and such loan will be treated as a Repaid Loan. Notwithstanding the foregoing, if, in accordance with the terms thereof, any Existing Project Debt may not be repaid, assumed or taken subject to, on its current economic terms (including all contractual prepayment, assumption or transfer fees or charges) and the parties, after good faith negotiations, are not able to reach an agreement with the related lender to permit repayment or assumption of such Existing Project Debt, the Cornerstone Parties may, by written notice delivered not less than ten (10) days before the Scheduled Closing Date, elect to have the Project encumbered by such Existing Project Debt treated as a Withdrawn Project. Further, certain rights with respect to Commerce Park, which is encumbered by a Participating Loan, and 303 Almaden, which is encumbered by a Participating Loan and by a Wilson Ground Lease (hereinafter defined) having a participation feature, are set forth in Section1.3(d) (PARTICIPATION FEATURES).

        (b) REPLACEMENT COLLATERAL AND RELEASES. The Operating Partnership shall exercise commercially reasonable efforts to cause the Loan Parties (except as otherwise provided in Section7.2 (INVESTOR BASIS PROTECTION)) to be released from any liability on the Assumed Loans from and after the Closing Date (subject to any obligation voluntarily incurred by a Participating Investor under Section7.2(b) (DEFICIT ELECTION)) and to have replaced, released and returned to them any cash, bonds, letters of credit or similar collateral security other than the Project. Without limiting the foregoing, the Cornerstone Parties shall deliver, concurrently with or as soon as practicable after the Closing, replacements for any cash, bonds, letters of credit or other security posted by or on behalf of the Loan Parties in connection with any Assumed Loan, and shall arrange for the surrender or cancellation of such security. On or before the Closing Date, the Cornerstone Parties and the appropriate Project Entities shall execute and deliver, with respect to each Assumed Loan, all the documents and instruments (collectively, the "LOAN ASSUMPTION DOCUMENTS") reasonably requested by, and in a form satisfactory to, the Loan Parties to evidence the Cornerstone Parties' assumption of the Assumed Loans, and, if obtained, the release of the Loan Parties' obligations thereunder.

        (c) COOPERATION REGARDING LENDERS. The parties shall cooperate in good faith and use their commercially reasonable efforts to negotiate with the relevant lenders to obtain prior to the Scheduled Closing Date the requisite lender consents and to minimize prepayment and assumption fees and charges and to obtain favorable terms of assumption for any loans contemplated to be assumed.

        (d) PARTICIPATION FEATURES. The loans identified in SCHEDULE 1.4(D) (PARTICIPATING LOANS) encumbering the Commerce Park Project and the 303 Almaden Project are referred to as "PARTICIPATING LOANS" and are the only Participating Loans encumbering any Project. At the Closing, any amount payable to a lender in connection with the repayment of a Participating Loan which is based on (A) the appraised value or the sale, exchange or contribution value of the related Project or (B) any other comparable participation provision will be calculated as provided in the applicable loan documents or as otherwise agreed to by the related lender (such amount, the "PARTICIPATION AMOUNT") and will reduce the Net Project Value of the Related Project by a like amount. The Wilson Ground Lease for 303 Almaden also includes a participation feature. At the Closing, any amount payable to the lessor under such Wilson Ground Lease pursuant to the participation provision in such Wilson Ground Lease will be calculated as provided in such Wilson Ground Lease or otherwise agreed to by the ground lessor and will reduce the Net Project Value of 303 Almaden by a like amount. In the event Cornerstone Parties are unable for any reason to repay the Participating Loans for the Commerce Park Project, the Cornerstone Parties may, by written notice delivered not less than ten (10) days before the Scheduled Closing Date, elect to have the Commerce Park Project treated as a Withdrawn Project. In the event either (i) the Cornerstone Parties are unable for any reason to repay the Participating Loan for the 303 Almaden Project or (ii) the participation provision under the Wilson Ground Lease is not deleted and of no further force or effect as of the Closing, after payment of the participation amount described above, then the Cornerstone Parties may, by written notice delivered not less than ten (10) days before the Scheduled Closing Date, elect to have the 303 Almaden Project treated as a Withdrawn Project. The parties will consider in good faith structuring the Transaction with respect to 303 Almaden so that a Complete Transaction with respect to 303 Almaden will not occur until after December 31, 1998 subject to achieving the other intended results of such Transaction. Further the Wilson Parties shall have the right to treat the 303 Almaden Project as a Withdrawn Project, by written notice delivered not less than ten (10) days before the Scheduled Closing Date, if the sum of (x) the Participation Amount under the Participating Loan for the 303 Almaden Project plus (y) the participation amount due under the Wilson Ground Lease for the 303 Almaden Project, calculated as provided above, exceeds $4,000,000.

    1.5 CERTAIN CLOSING COSTS. The first $3,500,000 in Closing Costs incurred by the parties shall be paid by the Cornerstone Parties. "CLOSING COSTS" means the following costs incurred by or on behalf of the parties at or in connection with the Closing: (A) costs incurred in connection with the assumption of the Assumed Loans and the repayment of the Repaid Loans (other than the Participation Amounts described in Section1.4 (d) (PARTICIPATION FEATURES) and the outstanding principal balance and accrued interest with respect to any Repaid Loans), including prepayment and transfer and assumption fees and other costs and charges payable to or for the benefit of any lender and any related reasonable lenders' attorneys fees and costs, (B) reasonable auditor's fees and expenses and other reasonable out-of-pocket expenses, not to exceed $200,000 in the aggregate, incurred in the preparation of audited statements of income and expense with respect to WW&A, the Funds and the Related Project Entities for the calendar years 1995 and 1996 as contemplated by Section6.1(f) (PRE-CLOSING AUDITS AND COSTS), (C) recording fees and costs, transfer taxes, documentary stamp taxes, title insurance premiums and fees and escrow fees, including any such amounts incurred on or after the Closing as a result of (i) a merger of a Fund or Project Entity with respect to a Complete Transaction Project into the Operating Partnership, (ii) the contribution or conveyance of any Complete Transaction Project to the Cornerstone Parties, or (iii) the collapse and liquidation of any Fund or Project Entity with respect to a Complete Transaction Project and the resulting ownership of a Complete Transaction Project by any of the Cornerstone Parties, whether any such events described in (i) through (iii) occur on or sometime after the Closing, and (D) expenses incurred in making any necessary filings under the HSR Act, as described in Section6.10 (GOVERNMENT FILINGS). Closing Costs in excess of $3,500,000 in the aggregate shall be borne 50% by the Cornerstone Parties and 50% as Wilson Costs by the WW&A Shareholders and Investors in accordance with Section1.3(d) (CERTAIN CASH ADJUSTMENTS).

    1.6 CASH CONSIDERATION. At the Closing, the total amount of Consideration payable in cash to Participating Investors (the "AVAILABLE CASH AMOUNT") will not exceed an amount equal to forty percent (40%) of the sum of (i) the WW&A Company Value, PLUS (ii) the aggregate Consideration distributable to the Participating Investors and other Investors whose Interests are acquired by the Cornerstone Parties through a statutory merger of a Project Entity or a contribution of a Project on or after the Closing; PROVIDED, however, that (without increasing the aggregate Consideration) an additional Ten Million Dollars ($10,000,000) will be added to the Available Cash Amount only to the extent necessary to pay Consideration to non-Eligible Investors and to dissenting Investors. The Available Cash Amount will be allocated as follows:
First, the Available Cash Amount will be applied to the purchase price of Interests purchased from non-Eligible Investors pursuant to Section1.1(b) (NON-ELIGIBLE INVESTORS). Second, the remaining Available Cash Amount will be reserved (in an amount reasonably determined by the Cornerstone Parties) to be applied to the claims of any dissenting Investors. Third, each remaining Eligible Participating Investor requesting cash will receive cash in the percentage requested, up to 40% of the total Consideration due such Participating Investor, in proportion to the relative amounts of cash so requested. Finally, the remaining Available Cash Amount will be distributed among the remaining Participating Investors requesting more than 40% cash in proportion to the relative amounts of cash in excess of 40% so requested. If the Available Cash Amount is insufficient to pay fully the cash Consideration due any Eligible Participating Investor, the balance will be made up of Shares or Units at the Effective Price, as the Participating Investor has elected in its Consent.

    1.7 DESIGNATION OF ISSUANCE OF EQUITY SECURITIES. The Wilson Representative shall give the Cornerstone Parties notice at least ten (10) business days before the Scheduled Closing Date designating the name, address, taxpayer identification number and other reasonable information required by the Cornerstone Parties of or relating to the Participating Investors to which the Equity Securities are to be issued at the Closing as provided in Section1.8 (DISTRIBUTION OF CONSIDERATION).

    1.8 DISTRIBUTION OF CONSIDERATION.

        (a) CONSIDERATION DISTRIBUTED. At Closing, the Cornerstone Parties shall deliver to the Wilson Representative that number of duly issued Units and Shares and that portion of the Available Cash Amount to be issued to the Participating Investors under this Section1 (CONTRIBUTION TRANSACTIONS), less the Consideration held back in accordance with Section1.3 (DETERMINATION AND ALLOCATION OF CONSIDERATION) and Section1.8(b) (CONSIDERATION WITHHELD). The Equity Securities so delivered will be issued in the names and the amounts designated by the Wilson Representative pursuant to Section1.7 (DESIGNATION OF ISSUANCE OF EQUITY SECURITIES). The Wilson Representative shall allocate the Shares, Units and Available Cash Amount among Participating Investors in accordance with their Consents and this Agreement and in due course deliver the Consideration to the Participating Investors.

        (b) CONSIDERATION WITHHELD. Notwithstanding the foregoing, an amount of Consideration equal to two percent (2%) of the sum of (i) the aggregate WW&A Company Value and (ii) the aggregate Project Value of all Projects other than the Agoura Hills Project and any Approved Additional Project included in the Transactions at the Closing (so that the Project Value of each Withdrawn Project is not included), and with respect to each Partially Participating Project, LESS the amount of the Project Value of such Partially Participating Project which is not allocable to Interests owned by Participating Investors, will be retained pursuant to Section11.8 (ESCROW
    FUND) (the "HOLDBACK AMOUNT"). The Holdback Amount will be allocated among the Participating Investors with respect to the Funds and Project Entities in proportion to their respective shares of the aggregate Consideration. In addition to the foregoing amounts, pursuant to Section2.10 (HOLDBACK), the WW&A Shareholders will have $5,000,000 in Shares held back from their Merger Consideration. Each Participating Investor's share of the Holdback Amount will be held in Shares to the extent the Participating Investor elected to receive Shares, and if that is not sufficient then in Units to the extent the Investor elected to receive Units, and if that is still not sufficient then in cash. Thus, a Participating Investor electing to receive its entire Consideration in cash would have to leave in the escrow the Participating Investor's proportionate share of the Holdback Amount in cash.

    1.9 WITHDRAWN PROJECT AND NET PROJECT VALUE ADJUSTMENTS. Either the Cornerstone Parties or the GP Party related to a Project, as the case may be as provided herein, will have the right to declare the Project a "WITHDRAWN PROJECT" or to adjust the Net Project Value therefor as follows:

        (a) PARTIAL INTERESTS. If the Cornerstone Parties are not to acquire any Interests with respect to such Project pursuant to Section1.2 (THRESHOLD CONTRIBUTION TRANSACTIONS; PARTIAL INTERESTS), the Project will automatically be deemed a Withdrawn Project.

        (b) PROJECT VALUE ADJUSTMENT FOR BREACH OF REPRESENTATION OR WARRANTY, IMPAIRMENT OF TITLE OR ENVIRONMENTAL CONDITION. If each of (A) and (B) below apply:

           (A) Either

               I. the representations and warranties made in Section3 (REPRESENTATIONS AND WARRANTIES OF THE GP PARTIES), either with respect to such Project, or with respect to the Project Entity owning such Project, are not true and correct as of the date made, other than by reason of a Major Casualty as described in Section15 (CASUALTY LOSS) or Major Taking, as described in Section16 (CONDEMNATION);

               II. at the Closing, the Project is subject to any Encumbrance other than (1) a Wilson Permitted Encumbrance, (2) any Encumbrance for which title insurance coverage reasonably acceptable to Cornerstone is available under any policies of title insurance held by the Related Project Entity or any Wilson Party or under the Title Commitments (after the payment of any premiums and the fulfillment of any other conditions to the issuance of insurance thereunder insuring the interest in such Project of the Cornerstone Parties and their lenders and assigns), or
           (3) any Encumbrance for which suretyship bond or other security reasonably satisfactory to the Cornerstone Parties has been provided; or

               III. at the Closing, an Environmental Condition not disclosed on the Environmental Reports or not otherwise disclosed in writing to the Cornerstone Parties prior to the Execution Date exists; and

           (B) such occurrence would result in a loss or liability to the Cornerstone Parties of not less than the greater of (A) Five Hundred Thousand Dollars ($500,000) or (B) one percent (1%) of the Project Value,

        Then, at the Cornerstone Parties' election, the Net Project Value for the Related Project shall be reduced by an amount equal to the full amount of such loss or liability, determined in the manner described in Section1.9(d) (PROCEDURE).

        (c) WITHDRAWAL FOR BREACH OF REPRESENTATION OR WARRANTY, IMPAIRMENT OF TITLE, OR ENVIRONMENTAL CONDITION. Either the Cornerstone Parties or the related GP Party may elect to treat a Project as a Withdrawn Project if each of (A) and (B) below apply:

           (A) Either

               I. the representations and warranties made in Section3 (REPRESENTATIONS AND WARRANTIES OF THE GP PARTIES), either with respect to such Project, or with respect to the Project Entity owning such Project, are not true and correct as of the date made other than by reason of a Major Casualty as described in Section15 (CASUALTY
           LOSS) or Major Taking, as described in Section16 (CONDEMNATION);

               II. at the Closing, the Project is subject to any Encumbrance other than (1) a Wilson Permitted Encumbrance, (2) any Encumbrance for which title insurance coverage reasonably acceptable to Cornerstone is available under any policies of title insurance held by the Related Project Entity or any Wilson Party or under the Title Commitments (after the payment of any premiums and the fulfillment of any other conditions to the issuance of insurance thereunder insuring the interest in such Project of the Cornerstone Parties and their lenders and assigns), or (3) any Encumbrance for which suretyship bond or other security reasonably satisfactory to the Cornerstone Parties has been provided; or

               III. at the Closing, an Environmental Condition not disclosed on the Environmental Reports or not otherwise disclosed in writing to the Cornerstone Parties prior to the Execution Date exists; and

           (B) such occurrence would result in a loss or liability to the Cornerstone Parties equal to at least fifteen percent (15%) of the Project Value unless the Cornerstone Parties elect to limit the claimed loss or liability to less than fifteen percent (15%) of the Project Value, and to proceed exclusively under Section1.9(b) (PROJECT VALUE ADJUSTMENT FOR BREACH OF REPRESENTATION OR WARRANTY, IMPAIRMENT OF TITLE OR ENVIRONMENTAL CONDITION), in which event the GP Party will have no right to cause such Project to become a Withdrawn Project, provided, that the Wilson Parties will have no right to cause a Project to become a Withdrawn Project in any event under this Section1.9(c) if to the related GP Party's Knowledge at the Execution Date the representation and warranty in question was not true and correct or the facts or circumstances which caused the representation or warranty to become incorrect resulted from the intentional action or omission of any of the Wilson Parties or the Related Project Entity or a breach of a covenant under this Agreement by any of the Wilson Parties.

        (d) PROCEDURE. A party's election to withdraw a Project or to invoke the price adjustment procedures set forth herein must be invoked by delivery of written notice to the other parties delivered as promptly as possible after such party becomes aware of the facts or circumstances giving rise to such right or adjustment, but in all events before the Closing. Any dispute regarding the existence of a breach of representation or warranty and the amount of any loss or liability will be resolved as set forth in Section12 (DISPUTE RESOLUTION). If the parties are unable to agree on the amount of such adjustment by the Closing, Consideration with a value equal to the loss or liability claimed by the Cornerstone Parties (allocated among cash, Units and Shares in the same proportions as the Participating Investors in the Related Project Entity have allocated their Consideration) shall be held back and placed in escrow in the same manner as the Holdback Amount (and in addition to the Holdback Amount) pending resolution of the dispute. In addition, the Cornerstone Parties may, at their election, recover any adjustment amounts due hereunder from the Holdback Amount, PROVIDED that if the amounts available under this Section1.9(d) are insufficient to satisfy the adjustments contemplated by Section1.9(b) (PROJECT VALUE ADJUSTMENT FOR BREACH OF REPRESENTATION OR WARRANTY, IMPAIRMENT OF TITLE OR ENVIRONMENTAL CONDITION), the Cornerstone Parties may have direct recourse against the related GP Parties and the Participating Investors in the appropriate Related Entities, to the extent, but only to the extent, of the Consideration received with respect thereto. If any amounts are recovered from the Holdback Amount under this Section1.9(d) and the Holdback Amount is otherwise depleted pursuant to the provisions of this Agreement, then the Cornerstone Parties will have the right to require the Participating Investors in the appropriate Related Entity to restore, fund and add to the Holdback Amount the amount so recovered therefrom pursuant to this Section1.9(d) to the extent, but only to the extent, of the Consideration received with respect thereto.

        (e) CASUALTY/CONDEMNATION. The Cornerstone Parties may elect to withdraw a Project due to a Major Casualty or Major Taking only pursuant to Section15 (CASUALTY LOSS) or Section16 (CONDEMNATION).

        (f) LOCKED-IN LOAN AND PARTICIPATIONS. The Cornerstone Parties may elect to withdraw a Project subject to Existing Project Debt which cannot be prepaid, assumed or taken subject to on the current economic terms without the lender's consent and the lender has failed at the time of the Closing to allow the loan to be so prepaid, assumed, or taken subject to, and with respect to which the Cornerstone Parties have not elected to take the interest in the Project subject to this loan as provided in Section1.4 (ASSUMPTION OR PREPAYMENT OF MORTGAGE INDEBTEDNESS). Further, both the Wilson Parties and the Cornerstone Parties have the right to withdraw certain Projects encumbered by a Participating Loan or the Wilson Ground Lease for 303 Almaden as specifically provided in Section1.3(d) (PARTICIPATION FEATURES).

        (g) CONSEQUENCES OF WITHDRAWAL. In the event any Project becomes a Withdrawn Project, the Cornerstone Parties will not acquire any interest in the Withdrawn Project and the Project Entity that owns the Project will retain the Project, in which event such entity shall no longer be considered a Project Entity or Related Project Entity for any purpose hereunder, the Cornerstone Parties will not assume any loan related to the Withdrawn Project and such loan shall be removed from the definition of Assumed Loans and the Repaid Loans. The Wilson Parties will, before the Closing Date, form a new entity and spin off to that entity any interests in a Withdrawn Project in the event the Cornerstone Parties would otherwise acquire in the Transactions any direct or indirect interest (through ownership of any Interests or otherwise) in such Withdrawn Project.

    1.10 GUARANTY. At the Closing, Cornerstone shall execute and deliver to the Wilson Representative a guarantee (the "GUARANTY") in form and substance satisfactory to the Wilson Representative whereby Cornerstone guarantees the full and complete performance of the obligations which survive the Closing of the Operating Partnership under this Agreement and the other Transaction Agreements.

    1.11 SEVERAL LIABILITY. No Investor will have any liability with respect to the Transactions unless and until such person becomes a Participating Investor, and then each Participating Investor's liability and obligations will be limited to those specifically undertaken in that Participating Investor's Consent, or as to non-Participating Investors, the Investor receives Consideration with respect to the Transactions, and then each such non-Participating Investor will be obligated only to the extent of Consideration to be received under this Agreement and otherwise in the same manner as a Participating Investor. No Participating Investor will have joint and several liability other than with respect to its interest in the holdbacks pursuant to SectionSection1.3 (DETERMINATION AND ALLOCATION OF CONSIDERATION) and 11.8 (ESCROW FUND). With respect to each separate Project Entity price adjustment among those Investors owning interests in an affected Project, the liability of the Investors shall be several and not joint with respect to these obligations pursuant to Section1.9(d) (PROCEDURE). Instead, each Participating Investor who has delivered a Consent or any other Transaction Agreement will have several liability thereunder for the covenants, agreements, representations and warranties made or deemed to have been made by it therein to the extent and only to the extent that any such covenant, agreement, representation or warranty relates to itself or to the Interests owned or transferred by it, and such liability will be limited exclusively to the terms of the applicable Consent or other Transaction Agreements.

    1.12 WITHHOLDING. The Cornerstone Parties will be entitled to deduct and withhold from the Consideration otherwise payable to a Participating Investor or other Investor (including a dissenting Investor) such amounts as the Cornerstone Parties reasonably determine are required to be deducted and withheld with respect to such payment under the Code or any provision of state, local or foreign tax law. Any amount so withheld shall be treated for all purposes of this Agreement as having been paid to the Investor in respect of which such deduction and withholding was made by the Cornerstone Parties. In particular, if the Investor is or becomes a foreign person (within the meaning of Section1445 of the Code), the Cornerstone Parties are authorized to deduct and withhold ten percent (10%) of the amount realized by such Investor (within the meaning of Section1001 of the Code) unless the Investor timely provides a notice of nonrecognition transfer with respect to the contribution, as provided in the applicable Treasury Regulations under Section1445 of the Code.

    2. THE MERGER.

    2.1 MERGER OF WW&A INTO CORNERSTONE. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with Nevada and California law, at the Effective Time, WW&A will be merged with and into Cornerstone (the "MERGER"). As a result of the Merger, the separate corporate existence of WW&A will cease, and Cornerstone will continue as the surviving corporation of the Merger.

    2.2 EFFECTIVE TIME; CLOSING. At the Closing the parties hereto shall cause the Merger to be consummated by filing this Agreement or certificates or articles of merger (the "CERTIFICATES OF MERGER") with the Secretaries of the State of California and Nevada, in such form as is required by, and executed in accordance with the relevant provisions of, California and Nevada law (the date and time of the later of such filings being the "EFFECTIVE TIME").

    2.3 EFFECT OF THE MERGER. At the Effective Time, the effect of the Merger will be as provided in the applicable provisions of California and Nevada law. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time (i) all the property, rights, privileges, powers and franchises of WW&A will vest in Cornerstone as the surviving corporation; and (ii) all debts, liabilities, obligations, restrictions, disabilities and duties of WW&A will become the debts, liabilities, obligations, restrictions, disabilities and duties of Cornerstone as the surviving corporation, subject to the terms of this Agreement.

    2.4 ARTICLES OF INCORPORATION AND BYLAWS OF THE SURVIVING CORPORATION.

        (a) At the Effective Time, Cornerstone's Articles of Incorporation will be the Articles of Incorporation of the surviving corporation until thereafter amended as provided by law and such Articles of Incorporation.

        (b) At the Effective Time, Cornerstone's Bylaws will be amended and restated as set forth in EXHIBIT 2.4 (BYLAWS) and, as so amended and restated, will be the Bylaws of the surviving corporation until thereafter amended as provided by law, Cornerstone's Articles of Incorporation and such Bylaws.

    2.5 PRE-CLOSING ADJUSTMENTS. Prior to Closing, WW&A shall undertake the pre-Closing Financial Adjustments set forth in SCHEDULE 2.5 (PRE-CLOSING WW&A ADJUSTMENTS).

    2.6 CONVERSION OF WW&A SHARES.

        (a) MERGER SHARES. Subject to Section2.6(e) (NO FRACTIONAL SHARES), the shares of common stock of WW&A (collectively, the "WW&A SHARES") issued and outstanding immediately prior to the Effective Time (except for treasury shares) will, by virtue of the Merger and without any action on the part of the holder thereof, be converted in their entirety into the aggregate number of Shares determined by DIVIDING (i) the WW&A Company Value BY (ii) the Effective Price (the "MERGER SHARES"). The Merger Shares shall be allocated among the WW&A Shareholders in proportion to their ownership of WW&A Shares immediately prior to the Effective Time.

        (b) WW&A COMPANY VALUE. "WW&A COMPANY VALUE" means an amount equal to the sum of the following: (i) $49,500,000, PLUS (ii) $1,500,000 for the miscellaneous non-operating assets consisting of partnership and member interests owned by WW&A and described on SCHEDULE 2.6(B) (WW&A MISCELLANEOUS INTERESTS), PLUS (iii) $2,479,200 for the airplane owned by WW&A, plus (iv) $1,800,000, for that portion of the CIC Value allocated at the Closing as hereinafter provided in Section2.6(c) (CIC ADJUSTMENT), PLUS (v) the total Consideration to be received by WW&A by virtue of its direct and indirect ownership of Interests, MINUS (vi) the outstanding principal balance, together with all interest and other charges accrued thereon of the purchase money Indebtedness secured by the WW&A airplane, and no other Indebtedness of WW&A shall be outstanding as of the Closing Date.

        (c) CIC ADJUSTMENT. The WW&A Company Value includes $1,800,000 for an allocated portion of the CIC Value as of the Closing to be adjusted as hereinafter provided. The WW&A Company Value will include an additional amount equal to the difference of (i) an amount equal to six (6) times the 1998 calendar year earnings before debt service, interest, income taxes, depreciation and amortization attributable to WW&A's CIC division determined in accordance with GAAP (with such allocation of WW&A overhead as is consistent with GAAP and with WW&A's past practices in allocating overhead to its CIC division) (the "CIC VALUE") LESS (ii) $1,800,000 which equals the allocated portion of the CIC Value as of the Closing, PROVIDED in no event shall such additional CIC Value exceed $1,800,000 or be less than zero. The earnings to be included in the calculation of the CIC Value will include only those earnings derived from the conduct of CIC's business in the Ordinary Course, which business primarily consists of serving as general contractor or construction manager for the construction of tenant improvements. The CIC Value will be determined as soon as practicable after December 31, 1998. Cornerstone will provide written notice to the WW&A Representative setting forth in sufficient detail its calculation of the CIC Value, together with such backup materials as the Wilson Representative may reasonably request as soon as practicable after December 31, 1998, and the Wilson Representative shall have ten (10) business days from the receipt of such written notice to propose any adjustments to Cornerstone's calculation of the CIC Value by written notice to Cornerstone. If the Wilson Representative does not so propose any adjustments within such ten-day period, Cornerstone's calculation of the CIC Value shall be conclusive for purposes of this Section2.6(c), absent manifest error. If the Wilson Representative proposes any adjustments to Cornerstone's calculation of the CIC Value, Cornerstone and the Wilson Representative shall use their good faith efforts to resolve any disputed adjustments. Any disputed adjustments which remain unresolved after ten (10) business days from the date of the written notice from Wilson Representative to Cornerstone shall be submitted to the San Francisco office of Coopers & Lybrand L.L.P. The determination of Coopers & Lybrand L.L.P. as to such disputed adjustments shall be conclusive for purposes of determining the CIC Value in accordance with this Section2.6(c), absent manifest error. If the actual CIC Value is more than $1,800,000, Cornerstone shall promptly issue additional Shares to the WW&A Shareholders of record immediately prior to the Effective Time in proportion to their ownership of WW&A Shares respectively owned by such WW&A Shareholders immediately prior to the Effective Time, equal to the quotient of (A) the excess of the CIC Value over $1,800,000, PROVIDED such excess shall not exceed $1,800,000, DIVIDED BY (B) the Effective Price; PROVIDED, HOWEVER that said number of additional Shares shall be further increased by a number of further Shares equal to the quotient of (x) the dividends which would have been paid by Cornerstone on such additional Shares (had such additional Shares been issued at Closing) from the Closing until the issuance of such additional Shares, DIVIDED by the Effective Price.

        (d) EXCLUDED ASSETS. On or prior to the Execution Date, WW&A shall create and deliver to the Cornerstone Parties a list of tangible and intangible personal property (the "EXCLUDED ASSETS") located on WW&A premises and owned by WW&A and not reasonably necessary for the operation of WW&A's business (including certain artwork), subject to the approval of Cornerstone, which approval shall not be unreasonably withheld, conditioned or delayed, which property will be distributed to the WW&A Shareholders prior to the Effective Time. At the request of either Cornerstone or the owners thereof, Excluded Assets will be removed from the Related Projects or any premises in which the business of WW&A is being conducted after Closing. In addition, there shall be added to the Excluded Assets immediately prior to the Effective Time and distributed to the WW&A Shareholders all direct and indirect Interests in any Withdrawn Projects and all cash, cash equivalents and liquid securities then held by WW&A.

        (e) NO FRACTIONAL SHARES. No fraction of a Share will be issued in the Merger, but in lieu thereof each WW&A Shareholder who would otherwise be entitled to a fraction of a Share (after aggregating all fractional Shares to be received by such WW&A Shareholder) will receive from Cornerstone an amount of cash (rounded to the nearest whole cent), without interest, equal to the product of (x) such fraction, multiplied by (y) the Effective Price.

    2.7 BREACH OF REPRESENTATIONS AND WARRANTIES.

        (a) WW&A COMPANY VALUE ADJUSTMENT FOR BREACH OF REPRESENTATION OR WARRANTY. If each of (A) and (B) apply:

           (A) the representations and warranties made in Section4 (REPRESENTATIONS AND WARRANTIES OF WW&A), are not true and correct as of the date made; and

           (B) such inaccuracy would result in a loss or liability to Cornerstone of not less than the greater of (A) Five Hundred Thousand Dollars ($500,000) or (B) one percent (1%) of the WW&A Company Value, then, at Cornerstone's election, the WW&A Company Value shall be reduced by an amount equal to the full amount of such loss or liability.

        (b) TERMINATION FOR BREACH OF WW&A REPRESENTATION OR WARRANTY. If each of (A) and (B) apply, either the Wilson Parties or the Cornerstone Parties may terminate this Agreement and the Transactions by notice to the other party:

           (A) The representations and warranties made in Section4 (REPRESENTATIONS AND WARRANTIES OF WW&A), are not true and correct as of the date made; and

           (B) such inaccuracy would result in a loss or liability to Cornerstone equal to at least fifteen percent (15%) of the WW&A Company Value unless Cornerstone elects to limit the claimed loss or liability to less than fifteen percent (15%) of the WW&A Company Value and to proceed exclusively under Section2.7(a) (WW&A COMPANY VALUE ADJUSTMENT FOR BREACH OF REPRESENTATION OR

       WARRANTY), in which event WW&A shall have no right to terminate this Agreement and the Transactions hereunder,

       PROVIDED, that the Wilson Parties will have no right to terminate this Agreement and the Transactions hereunder if to WW&A's Knowledge at the Execution Date the representation and warranty in question was not true and correct or the facts or circumstances which caused the representation or warranty to become incorrect resulted from the intentional action or omission of any of the Wilson Parties or a breach of a covenant under this Agreement by any of the Wilson Parties.

        (c) PROCEDURE. A party's election to exercise the rights and remedies set forth in Section2.7(a) (WW&A COMPANY VALUE ADJUSTMENT FOR BREACH OF REPRESENTATION OR WARRANTY) or Section2.7(b) (TERMINATION FOR BREACH OF WW&A REPRESENTATION OR WARRANTY) must be invoked by delivery of written notice by the Cornerstone Parties delivered as promptly as possible to WW&A after such party becomes aware of the facts or circumstances giving rise to such right or remedy, but in all events before the Closing. Any dispute regarding the existence of a breach of representation or warranty and the amount of any loss or liability will be resolved as set forth in Section12 (DISPUTE RESOLUTION). If the parties are unable to agree on the amount of an adjustment by the Closing, Shares with a value equal to the loss or liability claimed by Cornerstone shall be held back and placed in the Escrow Fund in the same manner as the Holdback Amount (and in addition to the Holdback Amount) pending resolution of the dispute. In addition, the Cornerstone Parties may, at their election, recover any adjustment amount due hereunder from the Holdback Amount and the WW&A Holdback Amount, PROVIDED that if the amounts available under this Section2.7(c) are insufficient to satisfy the adjustments contemplated by Section2.7(a) (WW&A COMPANY VALUE ADJUSTMENT FOR BREACH OF REPRESENTATION OR WARRANTY), the Cornerstone Parties may have direct recourse against the WW&A Shareholders to the extent, but only to the extent, of the Consideration received by them in connection with the Merger. If any amounts are recovered from the Holdback Amount or the WW&A Holdback Shares under this Section2.7(c), and the Holdback Amount and the WW&A Holdback Shares are otherwise depleted pursuant to the provisions of this Agreement, then the Cornerstone Parties will have the right to require the WW&A Shareholders to restore, fund and add to the Holdback Amount and the WW&A Holdback Shares the amounts so recovered therefrom pursuant to this Section2.7(c) to the extent, but only to the extent, of the Consideration received by them with respect to the Merger.

    2.8 CORNERSTONE COMMON STOCK. Each Share issued and outstanding immediately prior to the Effective Time will remain outstanding and will not be affected by the Merger.

    2.9 WITHHOLDING. Cornerstone will be entitled to deduct, and withhold from the Consideration otherwise payable hereunder to any WW&A Shareholder, such amounts as Cornerstone is required to deduct and withhold with respect to the making of such payment under the Code or any provision of state, local or foreign tax law. To the extent that amounts are so withheld by Cornerstone, such withheld amounts will be treated for all purposes of this Agreement as having been paid to the holder of the WW&A Shares in respect of which such deduction and withholding was made by Cornerstone.

    2.10 HOLDBACK. The Cornerstone Parties shall cause Merger Shares representing an aggregate Effective Price of $5,000,000 (the "WW&A HOLDBACK SHARES") to be retained pursuant to Section11.8 (ESCROW FUND).

    2.11 TAX CONSEQUENCES. It is intended by the parties that the Merger constitute a tax-free reorganization within the meaning of Section368(a) of the Internal Revenue Code of 1986, as amended (the "CODE"), except to the extent, if at all, interest income is required to be imputed under Section483 of the Code with respect to the WW&A Holdback Shares. With respect to the Merger, the parties hereby adopt this Agreement as a "plan of reorganization" within the meaning of Section1.368-2(g) and 1.368-3(a) of the United States Treasury Regulations. The parties acknowledge that Cornerstone will contribute the assets and liabilities acquired in the Merger to the Operating Partnership immediately following the Merger and that the Cornerstone Parties currently intend to contribute the portion of such assets relating to the third-party businesses conducted by WW&A to one or more non-qualified REIT subsidiaries of the Operating Partnership.

    2.12 FURTHER ACTION. The parties hereto shall each take all such reasonable and lawful action as may be necessary or appropriate in order to effectuate the Merger in accordance with this Agreement as promptly as possible. If, at any time after the Effective Time, any such further action is necessary or desirable to carry out the purposes of this Agreement and to vest Cornerstone with full right and title to and possession of all assets, property, rights, privileges, powers and franchises of WW&A, the parties hereto shall take all such lawful and necessary action.

    3. REPRESENTATIONS AND WARRANTIES OF THE GP PARTIES.

    3.1 REPRESENTATIONS AND WARRANTIES. In order to induce Cornerstone and the Operating Partnership to enter into this Agreement and to perform their respective obligations hereunder, each GP Party hereby severally warrants and represents with respect to itself and its Related Project Entities and Related Projects, as the case may be, and each GP Party that is a general partner of a Fund hereby severally represents and warrants with respect to such Fund (such Fund, the "RELATED FUND"; as used in this Agreement with respect to a GP Party, "RELATED ENTITIES" means its Related Project Entities and Related Fund, if any) the following, which representations and warranties are made as of the Execution Date and the Closing Date unless otherwise stated therein and are subject to the matters set forth in SCHEDULE 3.1 (Exceptions to Representations and Warranties of the GP Parties) and the specific Schedules referenced in this Section3.1 (REPRESENTATIONS AND WARRANTIES OF THE GP PARTIES), PROVIDED that, for the purpose of representations and warranties regarding a GP Party, WW&A will not be considered to be a GP Party under this Section:

        (a) ORGANIZATION, GOOD STANDING AND CORPORATE/PARTNERSHIP POWER. Each GP Party and its Related Project Entities is a general or limited partnership or a limited liability company, duly formed and validly existing and in good standing under the laws of the jurisdiction in which it is organized and is duly qualified to transact business under the laws of each other state in which the character of the properties owned or leased by it therein or in which the transaction of its business makes such qualification necessary, except where the failure to be so qualified would not have a Material Adverse Effect on the GP Party or the Related Project Entity, as applicable. With respect to a GP Party that is the general partner of a Fund, that Related Fund is a limited partnership duly formed and validly existing and in good standing under the laws of California and is authorized to transact business under the laws of each other state in which the character of the properties owned or leased by it therein or in which the transaction of its business makes such qualification necessary, except where the failure to be so qualified would not have a Material Adverse Effect on such Related Fund. The GP Party has all requisite corporate or partnership power and, subject to the matters set forth on SCHEDULE 3.1(C) (GP PARTY AUTHORIZATIONS), authority to execute and deliver this Agreement and all other Ancillary Agreements to be executed and delivered by it in connection herewith, and to perform its obligations hereunder and thereunder in accordance with the terms and conditions hereof and thereof. "ANCILLARY AGREEMENTS" means the Registration Rights and Lock-Up Agreement, the Consents, the Loan Assumption Documents, the Escrow Agreement, the Guaranty, the William Wilson III, Employment Agreement, the Restated Partnership Agreement, the Rockwood Loan Documents, the Investor Contribution Agreements, the Voting Agreements, the Wilson Voting Agreement, and any other letter or other agreements executed and delivered in connection with this Agreement. The "TRANSACTION AGREEMENTS" means, collectively, this Agreement and the Ancillary Agreements. "MATERIAL ADVERSE EFFECT" means, with respect to any person, a material adverse effect on the business assets, results of operations or financial condition of such person or on the person's ability to consummate the Transactions.

        (b) ORGANIZATIONAL DOCUMENTS. True and complete copies of the charter, bylaws, operating agreement or partnership agreement (or similar organizational documents), and all material amendments thereto through the Execution Date, of the GP Party and its Related Entities are identified in
    SCHEDULE 3.1(B) (GP PARTY AND RELATED PARTY ORGANIZATIONAL DOCUMENTS) and have been delivered or made available to the Cornerstone Parties.

        (c) AUTHORIZATION; NO VIOLATION. Assuming the due and valid authorization, execution and delivery of this Agreement by WW&A and the Cornerstone Parties and the delivery of the authorizations described in
    SCHEDULE 3.1(C) (GP PARTY AUTHORIZATIONS), SCHEDULE 4.1(C) (WW&A AUTHORIZATIONS), SCHEDULE 10.1(J)(OTHER WILSON CONSENTS), and Section10.1(g) (WILSON THRESHOLD CONSENTS) the Transaction Agreements to which it is a party will be the legal, valid and binding obligations of the GP Party, enforceable against the GP Party in accordance with their respective terms, subject to applicable bankruptcy, insolvency, moratorium or similar laws relating to creditors' rights and general principles of equity. The execution, delivery and performance by the GP Party of the Transaction Agreements to which it is a party do not and will not result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under, or result in the creation of any Encumbrance in favor of any person other than the Cornerstone Parties upon any of the properties or assets of the GP Party under (i) the charter or organizational documents or partnership, operating or similar agreement (as the case may be) of the GP Party, (ii) any Related Material Contracts (as defined below) or (iii) subject to the governmental filings and other matters referred to in the following sentence, any statute, regulation, order or any requirement or rule of common law (each, a "LAW") applicable to the GP Party and its Related Entities or their respective properties or assets, including without limitation, its Related Projects, other than, in the case of clause (ii) or (iii), any such violations, defaults, rights or Encumbrances that either individually or in the aggregate would not (x) have a Material Adverse Effect or (y) prevent the consummation of the Transactions. In this Agreement, "ENCUMBRANCES" means any security interest, pledge, mortgage, lien (including, without limitation, environmental and tax liens), charge, encumbrance, adverse claim, preferential arrangement, or restriction of any kind, including, without limitation, any restriction on the use, voting, transfer, receipt of income or other exercise of any attributes of ownership.

        (d) CONSENTS. To the Knowledge of the GP Party, no consent, approval, order or authorization of, or registration, declaration or filing with, any federal, state or local, governmental, regulatory or administrative authority, agency or commission or any court, tribunal, or judicial or arbitral body (any such entity, a "GOVERNMENTAL AUTHORITY") is required by or with respect to the GP Party or its Related Entities in connection with the execution and delivery of the Transaction Agreements to which it is a party by the GP Party or the consummation by the GP Party of the Transactions, except for (i) such filings as may be required in connection with the payment of any Transfer and Gains Taxes, (ii) filings required under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") or the Securities Act, (iii) HSR Act filings, and (iv) such consents necessary to obtain the Cornerstone Threshold Consents, as more particularly described in Section10.2(g) (CORNERSTONE THRESHOLD CONSENTS), or which, if not obtained or made, would not prevent or delay in any material respect the consummation of any of the Transactions or otherwise prevent the GP Party from performing its obligations under such Transaction Agreements in any material respect or have, individually or in the aggregate, a Material Adverse Effect. In this Agreement "TRANSFER AND GAINS TAXES" means any real property transfer or gains, sales, use, transfer, mortgage recording, intangible, value added, stock transfer and stamp taxes and any similar taxes which become payable in connection with the Transactions, excluding state and federal income taxes (together with any related interests, penalties or additions to tax).

        (e) RENT ROLL; REVIEWED LEASES.

           (i) The GP Party has delivered or caused to be delivered to the Cornerstone Parties a rent roll (a "RENT ROLL") for each of its Related Projects that is current as of May, 15 1998 or such later date as is stated therein. The Rent Roll reflects all of the leases, tenancies or occupancies materially affecting such Related Projects as of such date, and the information set forth in the Rent Roll is true and correct as of such date. To the GP Party's Knowledge, since the latest stated date of the Rent Roll, there have not been any material changes in the Rent Rolls other than in the Ordinary Course which either individually or in the aggregate would or would be reasonably expected to have a Material Adverse Effect.

           (ii) True and complete copies of all leases, together with all material amendments and modifications thereof as amended for its Related Projects to May 15, 1998 designated by the Cornerstone Parties for review ("REVIEWED LEASES") have been delivered or made available to the Cornerstone Parties for review. The tenants under the Reviewed Leases are listed in Schedule 3.1(e) (REVIEWED LEASES).

        (f) NO LITIGATION. To the Knowledge of the GP Party, except as set forth in SCHEDULE 3.1(F) (LIST OF WILSON PARTY LITIGATION), there are no suits or arbitrations, or proceedings or investigations by or before any Governmental Authority (each, an "ACTION") by or against the GP Party or its Related Entities or affecting any of its Related Projects, pending before any Governmental Authority (or, to the Knowledge of the GP Party, overtly threatened to be brought by or before any Governmental Authority) which could reasonably be expected to have a Material Adverse Effect or could affect the legality, validity or enforceability of the Transaction Agreements. To the Knowledge of the GP Party, none of the actions described in SCHEDULE 3.1(F) (LIST OF WILSON PARTY LITIGATION), if adversely determined, has had or could reasonably be expected to have a Material Adverse Effect or could affect the legality, validity or enforceability of any Transaction Agreements or the consummation of the Transactions. To the Knowledge of the GP Party, except as set forth in SCHEDULE 3.1(F) (LIST OF WILSON PARTY LITIGATION), none of the GP Party or its Related Entities nor any of their respective assets or properties, including without limitation, the Related Projects, is subject to any order, writ, judgment, injunction, decree, stipulation, determination or award entered by or with any Governmental Authority ("GOVERNMENTAL ORDER") (nor, to the Knowledge of the GP Party, are there any such Governmental Orders threatened to be imposed by any Governmental Authority) which has had or could reasonably be expected to have a Material Adverse Effect.

        (g) COMPLIANCE WITH LAWS. To the Knowledge of the GP Party, the GP Party and its Related Entities have each conducted and continue to conduct their respective businesses and operations in all material respects in accordance with all Laws and Governmental Orders applicable to the GP Party or its Related Entities or any of their respective assets or properties, including without limitation, the Related Projects, and neither the GP Party nor any Related Entity is in violation of any such Law or Governmental Order, which violation has had or could reasonably be expected to have a Material Adverse Effect. Notwithstanding the foregoing, the GP Party makes no representation or warranty regarding compliance with Americans with Disabilities Act ("ADA") requirements or with respect to compliance with zoning laws, land use laws, building codes or environmental matters except as otherwise specifically provided in other parts of this Section3.1 (REPRESENTATIONS AND WARRANTIES OF THE GP PARTIES).

        (h) ENVIRONMENTAL AND OTHER PERMITS AND LICENSES; RELATED MATTERS. To the Knowledge of the GP Party, except as expressly disclosed in the reports set forth in SCHEDULE 3.1(H) (ENVIRONMENTAL REPORTS) (the "ENVIRONMENTAL REPORTS"), (i) its Related Project Entities currently hold all of the environmental, health and safety and other permits, licenses, authorizations, identification numbers, certificates, registrations, notifications, exceptions and approvals of Governmental Authorities (collectively, "PERMITS"), including, without limitation, Environmental Permits, required, necessary or proper for the current use, occupancy and operation of the Related Projects, and all such Permits and Environmental Permits (as defined below) are in full force and effect; (ii) there is no existing practice, action or activity of its Related Project Entities or their tenants and no existing conditions of or condition including, without limitation, any Environmental Conditions, associated with its Related Projects, which would give rise to any civil or criminal Liability (as defined below) under, or violate or prevent compliance with, any applicable Environmental Law (as defined below), applicable Permits or applicable Environmental Permits or other applicable law; (iii) no Related Project Entity has received any notice from any Governmental Authority proposing to or actually revoking, canceling, rescinding, materially modifying or refusing to renew any Permit or Environmental Permit or providing written notice of violations under any applicable Environmental Law or applicable Environmental Permit; (iv) each of its Related Project Entities is in all respects in compliance with the Permits, all applicable Environmental Laws and the requirements of all Environmental Permits; (v) during the period in which the GP Party or its Related Fund, if any, has had an interest therein, Hazardous Materials (as defined below) have not been generated, used, treated, handled or stored on, or transported to or from, any of its Related Projects (other than such activities that have been conducted in accordance with all applicable Environmental Law and Environmental Permits consistent with the nature of the applicable Related Projects and that would not have a Material Adverse Effect); (vi) during the period in which the GP Party or its Related Fund, if any, has had an interest therein, Hazardous Materials (regardless of the source) have not been released on any of its Related Projects or otherwise contaminated any of its Related Projects and Hazardous Materials have not been Released (as defined below) on or contaminated any property adjoining any Related Projects (except in either instance, Releases or contamination involving only DE MINIMIS amounts of Hazardous Materials, the Release of or contamination by which would not violate any applicable Environmental Law, violate any Environmental Permit, trigger any reporting obligation, or trigger any obligation to investigate, remediate, cleanup or otherwise respond to such Hazardous Material); (vii) during the period in which the GP Party or its Related Fund, if any, has had an interest therein, each Related Project Entity has disposed of all wastes consisting of or containing Hazardous Materials in compliance in all material respects with all applicable Environmental Laws and Environmental Permits; (viii) there are no past, pending or threatened Environmental Claims against the GP Party or its Related Entities; (ix) no Related Projects nor any property adjoining any Related Projects is listed or proposed for listing on the National Priorities List under CERCLA or on the CERCLIS or any analogous state list of sites requiring investigation or cleanup of Hazardous Materials; (x) during the period in which the GP Party or its Related Fund, if any, has had an interest therein, neither any Related Project Entity nor its tenants has used or arranged for the use of any location for the treatment, storage, disposal, Release or other handling of any Hazardous Materials or transported or arranged for the transportation of any Hazardous Materials to any location that is listed or proposed for listing on the National Priorities List under CERCLA or on the CERCLIS or any analogous state list or which is the subject of any Environmental Claim; (xi) there are not now, and during the period in which the GP Party or its Related Fund, if any, has had an interest therein never had been, any USTs located on any Related Project; and (xii) there is not now any asbestos in, on, or about any Related Projects.

        In this Agreement, the following terms have the following definitions:

        "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. Section9601, et seq., as amended through the date hereof.

        "CERCLIS" means the Comprehensive Environmental Response, Compensation and Liability Information System, as updated through the date hereof.

        "ENVIRONMENT" means all surface waters, groundwaters, soil, drinking water supplies, sediments associated with any water body, subsurface strata, and ambient air and any workplace at any real property.

        "ENVIRONMENTAL CLAIMS" means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims (whether based on strict liability or otherwise), liens, notices of potential responsibility, notices of potential liability, notices of non-compliance or violation, abatement orders, enforcement actions, investigations, proceedings, settlements, consent decrees, consent orders or consent agreements relating in any way to any Environmental Law, Environmental Condition, Environmental Permit or any Hazardous Material, including, without limitation, (i) any and all such claims by Governmental Authorities or any other person for enforcement, cost recovery, compensation, penalties, fines, restitution, injunctive relief, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law or applicable Environmental Permit and (ii) any and all such claims by any person or Governmental Authority seeking damages, contribution, indemnification, cost recovery, cleanup, removal, response, remedial or other actions, compensation or injunctive relief relating to a Release of a Hazardous Material or arising from an alleged or actual injury or threat of injury to health, safety, natural resources (including, without limitation, all flora and fauna) or the Environment.

        "ENVIRONMENTAL CONDITION" means a condition relating to or arising or resulting from a failure or alleged failure to comply with any applicable Environmental Law or applicable Environmental Permit or relating to or arising or resulting from an actual or a threatened Release of a Hazardous Material.

        "ENVIRONMENTAL LAWS" means any Law, now or hereafter in effect and as amended, and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree, order or judgment, relating to the Environment, health, safety, natural resources (including, without limitation, all flora and fauna) or Hazardous Materials including, without limitation, the CERCLA; the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq.; the Hazardous Materials Transportation Act, 49 U.S.C. Section1801, et seq.; the Clean Water Act, 33 U.S.C. Section1251, et seq.; the Toxic Substances Control Act, 15 U.S.C. Section2601, et seq.; the Clean Air Act, 42 U.S.C. Section7401, et seq.; the Safe Drinking Water Act, 42 U.S.C. Section300f, et seq.; the Atomic Energy Act, 42 U.S.C. Section 2011, et seq.; the Federal Insecticide, Fungicide, and Rodenticide Act, 7 U.S.C. Section136, et seq.; the Occupational Safety and Health Act, 29 U.S.C. Section651, et seq.; the Endangered Species Act, 16 U.S.C. Section1531, et seq.; the Oil Pollution Act, 33 U.S.C. Section2701, et seq.; the Emergency Planning and Community Right-To-Know Act, 42 U.S.C. Section11001, et seq.; and the Federal Food, Drug, and Cosmetic Act, 21 U.S.C. Section301, et seq.

        "ENVIRONMENTAL PERMITS" means all permits, registrations and other government mandated authorizations required under any applicable Environmental Law.

        "HAZARDOUS MATERIALS" means those substances, materials and items, in any form, whether solid, liquid, gaseous, semisolid or any combination thereof, whether waste materials, raw materials, chemicals, finished products, byproducts or any other material or article, which are regulated by or form the basis of liability under any applicable Environmental Laws including, without limitation: (i) wastes, materials, chemicals and substances defined as or included within the definition of "hazardous wastes," "hazardous substances," "pollutants," "contaminants," "hazardous materials," "hazardous chemicals," "extremely hazardous substances," "toxic substances," "toxic pollutants," "hazardous pollutants" or words of similar import, under any applicable Environmental Law; and (ii) asbestos in any form, polychlorinated biphenyls ("PCBS"), transformers or other equipment containing PCBs, petroleum (including, but not limited to, crude oil, petroleum-derived substances, wastes, or breakdown or decomposition products thereof, or any fraction thereof), radioactive substances, radon gas and urea formaldehyde.

        "RELEASE" means disposing, discharging, injecting, spilling, leaking, leaching, dumping, emitting, escaping, emptying, seeping, placing and like actions or events (including, without limitation, the abandonment or discarding of barrels, containers, drums, tanks, or other closed receptacles containing any Hazardous Materials) resulting in the placement of any Hazardous Material on, under, about or in any medium of the Environment.

        "REMEDIAL ACTION" means all action reasonably necessary or required under any applicable Environmental Law or applicable Environmental Permit and all actions required by a Governmental Authority to (i) investigate, mitigate, clean up, remove, treat, store, dispose of, handle or respond in any other way to Hazardous Materials in the Environment affecting human health, affecting the Environment or affecting natural resources; (ii) prevent, control or otherwise respond to the Release of Hazardous Materials so that they do not migrate, endanger or threaten to endanger public health, natural resources or the Environment; (iii) perform remedial investigations, feasibility studies, health assessments, natural resource damage assessments, corrective actions, closures and postremedial or postclosure studies, investigations, operations, maintenance and monitoring at, on, under, about or in any real property, or at any other location affected by Hazardous Materials associated with the real property; or (iv) come into compliance with any applicable Environmental Law or any applicable Environmental Permit.

        "USTS" means underground storage tanks (and associated underground piping), as such term is defined in the Resource Conservation and Recovery Act, as amended, and the regulations promulgated thereunder, or any other applicable Environmental Law.

        (i) RELATED MATERIAL CONTRACTS.

           (i) To the Knowledge of the GP Party, the GP Party has delivered or made available to the Cornerstone Parties all of the following written contracts and agreements to which it or any of its Related Entities is a party, or by which any or all Related Projects is and will be bound as of the Closing Date (the "RELATED MATERIAL CONTRACTS"):

               (A) each contract, agreement and other arrangement of any nature which involves an unperformed commitment for the provision of services to a Related Entity or otherwise related to the Related Projects;

               (B) all property management contracts, leasing services contracts, asset management contracts and similar contracts (or arrangements), including those listed on SCHEDULE 3.1(I)(I) (PROJECT MANAGEMENT CONTRACTS) (such listed contracts, the "PROJECT MANAGEMENT CONTRACTS");

               (C) all contracts and agreements relating to Indebtedness of each GP Party and Related Entity, including the Existing Project Debt (the "PROJECT MORTGAGE AGREEMENTS");

               (D) all contracts and agreements with any Governmental Authority;

               (E) all contracts and agreements between or among any Related Entity and the GP Party or any affiliate of the GP Party;

               (F) all partnership, joint venture or similar agreements or arrangements; and

               (G) any power of attorney or agency agreement or arrangement with any person pursuant to which such person is granted any authority to act for and on behalf of any Related Entity.

           PROVIDED THAT, except for the Project Mortgage Agreements and the Project Management Contracts, no contract or agreement described in clauses (A)--(E) above shall be a Related Material Contract unless under the terms of such contract or agreement, the Related Project Entities party thereto: (I) is likely to pay or otherwise give consideration of more than $150,000 in the aggregate during the calendar year ended December 31, 1998; (II) is likely to pay or otherwise give consideration of more than $150,000 in the aggregate over the remaining term of such contract, or (III) cannot cancel such agreement or contract without penalty or further payment in the aggregate not exceeding $150,000 and without more than 30 days' notice, and PROVIDED FURTHER, that Related Material Contracts shall not include any contract, agreement or arrangement described in clauses (A)--(G) which is terminated (or which the Cornerstone Parties have the ability to terminate) on, prior to or immediately after the Closing Date, or which will otherwise not survive the Closing.

    In this Agreement, "INDEBTEDNESS" means, with respect to any person, (I) all indebtedness of such person, whether or not contingent, for borrowed money, (II) all obligations of such person for the deferred purchase price of property or services, (III) all obligations of such person evidenced by notes, bonds, debentures or other similar instruments, including, with respect to Project Entities, the Existing Project Debt, (IV) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (V) all obligations of such person as lessee under leases that have been or should be, in accordance with generally accepted accounting principles, consistently applied as in effect from time to time in the United States ("GAAP"), recorded as capital leases, (VI) all obligations, contingent or otherwise, of such person under acceptance, letter of credit or similar facilities, (VII) all obligations of such person to purchase, redeem, retire, defease or otherwise acquire for value any capital stock of such person or any warrants, rights or options to acquire such capital stock, valued, in the case of redeemable preferred stock, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends, (VIII) all Indebtedness of others referred to in clauses (I) through (VI) above guaranteed directly or indirectly in any manner by such person, or in effect guaranteed directly or indirectly by such person through an agreement (A) to pay or purchase such Indebtedness, (B) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Indebtedness or to assure the holder of such Indebtedness against loss, (C) to supply funds to or in any other manner invest in the debtor (including any agreement to pay for property or services irrespective of whether such property is received or such services are rendered) or (D) otherwise to assure a creditor against loss, and (IX) all Indebtedness referred to in clauses (I) through (VI) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise to be secured by) any Encumbrance on a Related Project owned by such person, even though such person has not assumed or become liable for the payment of such Indebtedness.

           (ii) To the Knowledge of the GP Party, each Related Material Contract is valid and binding on the respective parties thereto and is in full force and effect. To the Knowledge of the GP Party, neither the GP Party nor any Related Entity party thereto is in breach of, or default under, any Related Material Contract in any material respect, and no other party to any Related Material Contract is in breach thereof or default thereunder in any material respect.

           (iii) Except as set forth in SCHEDULE 3.1(I)(III) (PREFERENTIAL RIGHTS) or in the organizational documents set forth on SCHEDULE 3.1(B) (GP Party and Related Party Organizational Documents), there is no contract, agreement or other arrangement granting any person any preferential right to purchase or right of first refusal or right of first offer with respect to the purchase of any of its Related Projects or any of the applicable Interests (other than, with respect to the Interests, rights granted by Investors other than the GP Parties, WW&A Shareholders and their affiliates) which right would not have been extinguished or waived upon receipt of the Cornerstone Threshold Consents.

           (iv) To the Knowledge of the GP Party, SCHEDULE 3.1(I)(I) (PROJECT MANAGEMENT CONTRACTS) lists all property management agreements, asset management agreements and leasing services agreements to which any GP Party or its Related Entities is a party materially affecting its Related Projects which will be in place as of the Closing Date. To the Knowledge of the GP Party, no party to a Project Management Agreement has asserted rights of setoff or counterclaim against such GP Party under such Project Management Agreement, and except as described in SCHEDULE 3.1(I)(I) (PROJECT MANAGEMENT CONTRACTS), neither the GP Party, its Related Entities, nor any other party thereto is in (A) any monetary default thereunder or (B) any non-monetary default thereunder in any material respect that could have a Material Adverse Effect.

           (v) To the Knowledge of the GP Party, except with respect to the One Post, Bixby, 110 Atrium and Island Corporate Center Projects, each of the Project Management Agreements affecting its Related Projects contemplates services thereunder to be performed exclusively by WW&A, and WW&A has not assigned its rights or obligations under any Project Management Agreement to any other person.

           (vi) To the Knowledge of the GP Party, except as described in
       SCHEDULE 1.4(D) (PARTICIPATING LOANS), none of the Project Mortgage Agreements contains cash flow, equity "kicker" or similar participation provisions.

           (vii) To the Knowledge of the GP Party, except as disclosed to the Cornerstone Parties, there is no contract, agreement or other arrangement to which the GP Party or any of its Related Entities is a party or by which any Related Project will be bound as of the Closing Date which prevents or is reasonably likely to prevent the continued operation of the Related Project in the Ordinary Course.

           (viii) To the Knowledge of the GP Party, true and complete copies of all Project Mortgage Agreements, as amended to the Execution Date, have been delivered or made available to the Cornerstone Parties, and SCHEDULE 3.1(I)(VIII) (PROJECT MORTGAGE AGREEMENTS) is a complete and accurate listing of all Project Mortgage Agreements and other principal loan documents evidencing unsecured Indebtedness constituting Existing Project Debt containing all material terms of the Existing Project Debt.

        (j) RELATED PROJECTS.

           (i) To the GP Party's Knowledge, a Related Project Entity owns fee simple title (or where indicated, a leasehold estate) to each of the Related Projects in each case free of all Encumbrances except for Wilson Permitted Encumbrances. In this Agreement, "WILSON PERMITTED ENCUMBRANCES" means the following with respect to any party: (a) liens for taxes, assessments and government charges of Governmental Authorities or levies not yet past due and payable; (b) rights of tenants, as tenants only under the applicable lease; (c) those existing title matters affecting the Related Projects listed on the preliminary title reports delivered to the Cornerstone Parties prior to the Execution Date and attached hereto as SCHEDULE 3.1(J)(I) (WILSON PARTY PRELIMINARY TITLE REPORTS); and (d) survey exceptions and other easements, rights of way, covenants, restrictions and title exceptions that (i) do not render title to the property encumbered thereby unmarketable, (ii) do not, individually or in the aggregate, have a Material Adverse Effect on the value of or the use of the property encumbered thereby for its present purposes, and (iii) do not interfere with the ordinary conduct of the property encumbered thereby or detract from the value or usefulness thereof; provided that the Wilson Permitted Encumbrances shall not include any documents evidencing indebtedness other than the Existing Project Debt notwithstanding the fact that they may be contained in the preliminary title reports described in SCHEDULE 3.1(J)(I) (WILSON PARTY PRELIMINARY TITLE REPORTS).

           (ii) The GP Party has no Knowledge (A) of any condemnation or rezoning proceedings pending or threatened with respect to any of its Related Projects, (B) that any Government Authority has delivered any notice of default under or has instituted proceedings to revoke any material permit, license or certificates pertaining to the ownership or operation of all improvements on the Related Projects, which revocation could reasonably be expected to have a Material Adverse Effect, (C) that any improvements on the Related Project or any of the current uses and conditions thereof violate in any material respect any applicable building code, deed restrictions or applicable Laws, covenants, restrictions, agreements, existing site plan approvals, zoning or subdivision regulations or urban redevelopment plans as modified by any duly issued variances (collectively, the "PROPERTY RESTRICTIONS"), provided that the GP Party does not make any representation or warranty with respect to any of the Development Projects which are not Completed Projects, which violation would or could reasonably be expected to have a Material Adverse Effect (D) that any person has delivered notice of intent to terminate or initiated proceedings to terminate any water, gas, sewer, electric, telephone or storm water and drainage facilities and other utilities required by Governmental Authorities and used in the normal operation of each Related Project or any points of access, both pedestrian and vehicular to and from public roads currently used at any Related Project, which termination would or would reasonably be expected to have a Material Adverse Effect, or (E) that any person has delivered any notice of noncompliance with ADA requirements.

        (k) GROUND LEASES. To the Knowledge of the GP Party, each lease, if any, pursuant to which any of its Related Project Entities holds an interest as a ground lessee (a "WILSON GROUND LEASE") is identified on SCHEDULE 3.1(K) (WILSON GROUND LEASES), is valid and in full force and effect and the copy of each Wilson Ground Lease provided to the Cornerstone Parties is true, correct and complete and constitutes the entire agreement between the ground lessor and ground lessee thereunder and there have been no amendments thereto (either orally or in writing). To the Knowledge of the GP Party, there is no material default by either the ground lessor or ground lessee under any Wilson Ground Lease and no conditions exist that with the passage of time or the giving of notice or both, would constitute a material default thereunder and no notice of termination has been given by either a ground lessor or a ground lessee under any Wilson Ground Lease. To the Knowledge of the GP Party, the applicable Related Project Entity's interest in each Wilson Ground Lease is free of all Encumbrances except for the Wilson Permitted Encumbrances.

        (l) EMPLOYMENT MATTERS. Each of the GP Party and each of its Related Entities has no employees (all personnel associated with the Related Projects being (i) employees of independent contractors of the GP Party or its Related Entities or (ii) employees of WW&A).

        (m) TAXES.

           (i) With respect to the GP Party and its Related Entities (A) all returns and reports in respect of Taxes ("RETURNS") required to be filed with respect to the GP Party and each of its Related Entities have been timely filed (taking into account any valid extensions of time for filing); (B) all Taxes required to be shown on such Returns or otherwise payable by the partnership or limited liability company have been timely paid; (C) all such Returns are true, correct and complete in all material respects; (D) no adjustment relating to such Returns has been proposed formally or informally by any Tax authority and, to the Knowledge of the GP Party, no basis exists for any such adjustment; (E) there are no pending or, to the Knowledge of the GP Party, threatened actions or proceedings for the assessment or collection of Taxes against the GP Party or its Related Entities; and (F) there are no Tax liens on any assets of the GP Party or its Related Entities, apart from real property taxes which are not delinquent.

           (ii) To the Knowledge of the GP Party, (A) there are no outstanding waivers or agreements extending the statute of limitations for any period with respect to any Tax to which the GP Party or any of its Related Entities may be subject; (B) there are no requests for information currently outstanding that could affect the Taxes of the GP Party or any Related Entities; (C) there are no proposed reassessments of any property owned by the GP Party or any of its Related Entities or other proposals that could materially increase the amount of any Tax to which the GP Party or any of its Related Entities would be subject, other than by reason of the Transactions; and (D) no power of attorney that is currently in force and which will remain in force at the Closing has been granted with respect to any matter relating to Taxes and could affect any of its Related Entities.

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           (iii) To the Knowledge of the GP Party, each GP Party and each of its
       Related Entities has withheld and paid all material Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other third party.

           (iv)(A) To the Knowledge of the GP Party, SCHEDULE 3.1(M)(IV) (RELATED ENTITY TAX RETURNS) lists all income, franchise and similar Returns (federal, state, local and foreign) filed with respect to each of its Related Entities for taxable periods ended on or after December 31, 1995, and indicates those Returns (regardless of when filed) that have been audited or currently are the subject of audit; and (B) the GP Party has delivered or made available to the Cornerstone Parties correct and complete copies of all federal, state and foreign income, franchise and similar Returns in its possession or otherwise available to it, examination reports, and statements of deficiencies assessed against or agreed to by any Related Entity since December 31, 1995.

    "TAX" or "TAXES" means any and all taxes, fees, levies, duties, tariffs, imposts, and other charges of any kind (together with any and all interest, penalties, additions to tax and additional amounts imposed with respect thereto) imposed by any foreign, U.S., state or local government or taxing authority, including, without limitation: taxes or other charges on or with respect to income, franchises, windfall or other profits, gross receipts, property, sales, use, capital stock, payroll, employment, social security, workers' compensation, unemployment compensation, or net worth; taxes or other charges in the nature of excise, withholding, ad valorem, stamp, transfer, mortgage recording, value added, or gains taxes, license, registration and documentation fees; and customs' duties, tariffs, and similar charges.

        (n) INSURANCE. To the Knowledge of the GP Party, all casualty, liability, business interruption, "Difference In Conditions" ("DIC"), and other insurance policies insuring each of its Related Project Entities in effect as of the Execution Date are listed on SCHEDULE 3.1(N) (WILSON PARTIES INSURANCE) and are in full force and effect.

        (o) INSOLVENCY. There has not been filed by the GP Party or any of its Related Entities, nor have any of them received notice of, a petition in bankruptcy or any other insolvency proceeding, or for the reorganization or appointment of a receiver or trustee with respect to the GP Party or any of its Related Entities, nor has the GP Party or any of its Related Entities made an assignment for the benefit of creditors, nor filed a petition for arrangement, nor entered into any arrangement of creditors, nor admitted in writing its inability to pay debts as they become due.

        (p) FUND OR PROPERTY FINANCIALS; ABSENCE OF UNDISCLOSED LIABILITIES.

           (i) True and complete copies of the audited financial statements of the Funds, which contain information regarding the results of operations of each of its Related Projects (excluding only those operations and assets not contemplated to be contributed to the Operating Partnership pursuant to this Agreement) for the fiscal year ended as of December 31, 1997 (the "PROPERTY FINANCIALS") have been delivered by the GP Party to the Cornerstone Parties. True and complete copies of the financial statements of other Project Entities (not covered in the Property Financials), with some being audited and some not, contain information with respect to Projects not covered by the Property Financials for the fiscal year ended as of December 31, 1997 (the "OTHER PROPERTY FINANCIALS") and have been delivered by the GP Party to the Cornerstone Parties. The Property Financials and the Other Property Financials (A) were prepared in accordance with the books of account and other financial records of the Funds or Project Entities, as the case may be, (B) present fairly the operating results of the Funds or Project Entities, as the case may be, (C) have been prepared in accordance with GAAP applied on a basis consistent with the historical financial statements of the Funds or Project Entities, as the case may be (except as otherwise indicated thereon or in the notes thereto).

           (ii) Except as otherwise disclosed herein, as of the Execution Date neither the GP Party nor any of its Related Project Entities has any current monetary liability, indebtedness, obligation, commitment, expense, claim or guarantee of any type, including, without limitation, any Liability to the person or entity from whom or which any of the Related Project Entities acquired its Related Project ("LIABILITY") or, to the Knowledge of the GP Party, any non-monetary Liability, except (A) Wilson Permitted Encumbrances, (B) prepaid rents which are to be prorated at the Closing, (C) refundable security deposits which are to be transferred at the Closing, (D) Liabilities reflected on the Property Financials or Other Property Financials and (E) obligations to be repaid in full by the GP Party at or prior to the Closing or prorated pursuant to Section9.4 (PROJECT CLOSING ADJUSTMENTS).

        (q) ABSENCE OF CERTAIN CHANGES OR EVENTS. Except as disclosed to the Cornerstone Parties, since the date of the Property Financials or Other Property Financials and to the Execution Date its Project Entities have conducted their business only in the Ordinary Course and there has not been
    (i) any change that would have a Material Adverse Effect (a "PROJECT ENTITY MATERIAL ADVERSE CHANGE"), nor has there been any occurrence or circumstance that with the passage of time would reasonably be expected to result in a Project Entity Material Adverse Change, (ii) any damage, destruction or loss to its Related Projects, not covered by insurance, that has or would have a Material Adverse Effect, or (iii) any change in accounting methods, principles or practices by the Project Entities, except insofar as required by the applicable law or a change in GAAP.

        (r) DEVELOPMENT PROJECTS. SCHEDULE 3.1(R)(DEVELOPMENT PROJECTS) identifies each Wilson Project which is in the process of being developed or redeveloped (collectively, the "DEVELOPMENT PROJECTS") and sets forth the budget and development or redevelopment schedule therefor prepared for each of the Development Projects (collectively, the "DEVELOPMENT BUDGET AND SCHEDULE"). Except as set forth in SCHEDULE 3.1(R)(DEVELOPMENT PROJECTS) and in SCHEDULE 1.3(J) (CONCAR PROJECT) with respect to the Concar Project, and except with respect to those Development Projects, the improvements thereon which (other than tenant improvements) are substantially completed (subject to customary "punch-list" items) as of Closing (the "COMPLETED PROJECTS"), to the Knowledge of the GP Party, the development or redevelopment of each of its Development Projects to date complies in all material respects with any applicable Property Restrictions or the Related Project Entity has applied for any required variances or changes, and the GP Party has obtained all material permits, licenses, consents and authorizations required for the current stage of development or redevelopment thereon. Except as set forth in SCHEDULE 3.1(R) (DEVELOPMENT PROJECTS), and except with respect to the Completed Projects, to the Knowledge of the GP Party, there are no material impediments to or constraints on the development or redevelopment of any of its Development Projects, in all material respects within the time frame and for the cost as set forth in the applicable Development Budget and Schedule. In the case of each such Development Project the development or redevelopment of which has commenced, and except with respect to the Completed Projects, to the Knowledge of the GP Party, the costs and expenses incurred in connection with its Development Projects and the progress thereof are consistent and in compliance in all material aspects of the applicable Development Budget and Schedule. To the Knowledge of the GP Party, the GP Party has made available to the Cornerstone Party, all material feasibility studies, soil tests, due diligence reports and other studies, test or reports performed by or for, or otherwise in the possession of, such GP Party or its Related Project Entities which relate to such Development Projects.

        (s) DEVELOPMENT CONTRACTS. To the Knowledge of the GP Party, the GP Party has made available to the Cornerstone Party all material contracts (the "DEVELOPMENT CONTRACTS") for the development or redevelopment of the Development Projects. To the Knowledge of the GP Party, and except with respect to the Completed Projects, the Development Contracts are in full force and effect in all material respects and, no party is (i) in any monetary default thereunder or under any construction loans applicable thereto, or (ii) in any material non-monetary default thereunder or under any construction loans applicable which would have a Material Adverse Effect, nor are there any facts or circumstances which with the passage of time or the giving of notice, or both, would result in any such monetary default or non-monetary default which would have a Material Adverse Effect with respect to the applicable Development Property. To the Knowledge of the GP Party, and except with respect to the Completed Projects, the progress and remaining expenditures under the Development Contracts are consistent in all material respects with the Development Budget and Schedule. To the Knowledge of the GP Party, and except with respect to the Completed Projects, the work remaining under the Development Contracts is anticipated to be sufficient to complete the respective projects to which they relate in all material aspects, so as to comply in all material aspects with existing development obligations (including, without limitation, obligations under any letters of intent to lease), obligation of tenant improvements under any leases or for repairs or other necessary work.

        (t) PREVIOUSLY OWNED PROPERTY. To the Knowledge of the GP Party, neither the GP Party nor any of its Related Project Entities currently owns or has previously owned any real property other than the Related Projects the current or previous ownership of which would or would reasonably be expected to have a Material Adverse Effect, including, without limitation, due to any Environmental Claims.

        (u) NO DEFAULT. Neither the GP Party or any of its Related Entities is in default under, or in violation of, any provision of its organizational documents.

        (v) SUBSIDIARIES. No Related Entity owns, directly or indirectly, any interest in a corporation or other entity taxable as a corporation under the Code.

        (w) TAX STATUS OF PROJECT ENTITIES. Each Related Entity (i) is classified, and since the date of its formation has been classified, as a partnership for federal, state and local income tax purposes, and has not at any time been a corporation, an association taxable as a corporation or a "publicly traded partnership" (within the meaning of Section 7704 of the Code), (ii) has operated, and intends to continue to operate, in such a manner as to be classified as a partnership for the taxable year ending December 31, 1998, and (iii) has not taken or omitted to take any action which would reasonably be expected to result in a challenge to its status as a partnership, and to the Knowledge of the GP Party, no such challenge is pending.

    3.2 DEFINITION OF KNOWLEDGE. As used in this Agreement, the terms "GP PARTY'S KNOWLEDGE" or "KNOWLEDGE OF THE GP PARTY" or phrasings thereof of similar import shall mean only the current actual knowledge of the persons listed on SCHEDULE 3.2 (GP PARTIES KNOWLEDGE PERSONS) after consultation with the regional vice president or regional operations manager of WW&A and the regional leasing director of WW&A with oversight responsibilities for the Related Project or Related Project Entity that is the subject of the representation being made, who in turn have consulted with the local property managers as deemed necessary concerning the subject matter of the representation being made. As used herein, the term "CURRENT ACTUAL KNOWLEDGE" shall mean only the actual, current, conscious (and not constructive, imputed or implied) knowledge of such designees, and does not include constructive, imputed or implied knowledge of any partner or agent of any GP Party other than such designees. Anything herein to the contrary notwithstanding, none of the persons listed on SCHEDULE 3.2 (GP PARTIES KNOWLEDGE PERSONS) shall have any personal liability or obligation whatsoever with respect to any of the representations made by the GP Party being or becoming untrue, inaccurate or incomplete in any respect. Notwithstanding anything to the contrary in the foregoing, all representations and warranties made with respect to an Other Project where a GP Entity is not the sole, managing or administrative general partner or Member are made solely to the Knowledge of the related GP Entity.

    3.3 REMEDIES FOR BREACH OF REPRESENTATION AND WARRANTY.

        (a) ACCEPTANCE OF BREACH. If the Cornerstone Parties have Knowledge as of the Closing that a representation or warranty with respect to a Project or Related Entity is not true and correct in any material respect as of the day made and do not elect to terminate this Agreement under Section10.2(a)

    (REPRESENTATIONS AND WARRANTIES) or, designate the Related Project as a Withdrawn Project or invoke the price adjustment set forth in Section1.9 (WITHDRAWN PROJECTS AND NET PROJECT VALUE ADJUSTMENTS), the Cornerstone Parties shall be deemed to have waived such inaccuracy and accepted the Project and Interests therein "as-is" and subject to such inaccuracy, and the Cornerstone Parties shall have no further rights or recourse (including, without limitation, under Section11 (INDEMNIFICATION, CLAIMS AGAINST HOLDBACK) with respect thereto.

        (b) INACCURACIES ASSERTED AFTER CLOSING. In the event that the Cornerstone Parties proceed or are required to proceed with the Closing of the Transactions, the sole and exclusive remedy of the Cornerstone Parties for any representation or warranty not waived pursuant to Section3.3(a) (ACCEPTANCE OF BREACH) and alleged after the Closing Date to be untrue or inaccurate in any respect as of the date made shall be as set forth in Section11 (INDEMNIFICATION; CLAIMS AGAINST HOLDBACK).

    3.4. JOINDER OF RELATED ENTITIES. Upon receipt of the Investor Consents sufficient to cause a Project to become a Complete Transaction Project, the Related Entity will be deemed to have joined and become a party to this Agreement and the appropriate Transaction Agreements directly, rather than through the related GP Party, and such Related Entity, and not the GP Party, shall be deemed to have made all representations and warranties, and undertaken all obligations, with respect to itself or its Related Project and the GP Party shall have no separate liability with respect thereto. Each such Related Entity shall enter into a supplement to this Agreement at the Cornerstone Parties' reasonable request confirming such joinder.

    4. REPRESENTATIONS AND WARRANTIES OF WW&A.

    4.1 REPRESENTATIONS AND WARRANTIES. In order to induce Cornerstone and the Operating Partnership to enter into this Agreement and to perform their respective obligations hereunder, WW&A hereby warrants and represents with respect to itself and the WW&A Shares, as the case may be, the following, which representations and warranties are made as of the Execution Date and are subject to the matters set forth in SCHEDULE 4.1 (EXCEPTIONS TO WW&A REPRESENTATIONS AND WARRANTIES) and the specific Schedules referenced in this Section4.1(REPRESENTATIONS AND WARRANTIES OF WW&A):

        (a) ORGANIZATION, GOOD STANDING AND CORPORATE POWER. WW&A is a corporation, duly formed and validly existing and in good standing under the laws of California, is duly qualified to transact business under the laws of each state in which the character of the properties owned or leased by it therein or in which the transaction of its business makes such qualification necessary, except where the failure to be so qualified would not have a Material Adverse Effect. WW&A has all requisite corporate power and authority to execute and deliver the Transaction Agreements to be executed and delivered by it hereunder and to perform its obligations hereunder and thereunder in accordance with the terms and conditions hereof and thereof.

        (b) ORGANIZATIONAL DOCUMENTS. True and complete copies of the charter and by-laws of WW&A, as amended to the Execution Date, have been delivered or made available to the Cornerstone Parties.

        (c) AUTHORIZATION; NO VIOLATION. WW&A has the requisite power and authority to enter into this Agreement and has the authority to consummate the Transactions, subject to delivery of the authorizations and consents described in SCHEDULE 4.1(C) (WW&A AUTHORIZATIONS), Section10.1(g) (WILSON THRESHOLD CONSENTS), and SCHEDULE 10.1(J) (OTHER WILSON CONSENTS). Assuming the due and valid authorization, execution and delivery of the Transaction Agreements by the Cornerstone Parties and the GP Parties, and the delivery of the authorizations, if any, listed in SCHEDULE 3.1(C) (GP PARTY AUTHORIZATIONS), SCHEDULE 4.1(C) (WW&A AUTHORIZATIONS), SCHEDULE 4.1(D) (WW&A REQUIRED CONSENTS) and SCHEDULE 10.1(J) (OTHER WILSON CONSENTS), each of the Transaction Agreements to which it is a party will be the legal, valid and binding obligation of WW&A, enforceable against WW&A in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or similar laws relating to creditors' rights and general principles of equity. The execution, delivery and performance by WW&A of the

    Transaction Agreements to which it is a party do not and will not result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under, or result in the creation of any Encumbrance upon any of the properties or assets of WW&A under (i) the charter or organizational documents of WW&A,
    (ii) any WW&A Material Contracts, other than WW&A Management Contracts by which WW&A provides services to non-affiliated persons, or (iii) subject to the governmental filings and other matters referred to in the following Sections, any Law applicable to WW&A or its properties or assets, other than, in the case of clause (ii) or (iii), any such violations, defaults, rights or Encumbrances that either individually or in the aggregate would not (x) have a Material Adverse Effect or (y) prevent the consummation of the Transactions.

        (d) CONSENTS. To the Knowledge of WW&A, no consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority is required by or with respect to WW&A in connection with the execution and delivery by WW&A of the Transaction Agreements to which it is a party to which it is a party, except for (i) such filings as may be required in connection with the payment of any Transfer and Gains Taxes, (ii) filings required under the Exchange Act, (iii) HSR Act filings, if required, and (iv) such other consents, approvals, orders, authorizations, registrations, declarations and filings, or which, if not obtained or made, would not prevent or delay in any material respect the consummation of any of the Transactions or otherwise prevent WW&A from performing its obligations under the Transaction Agreements to which WW&A is a party in any material respect or have, individually or in the aggregate, a Material Adverse Effect.

        (e) NO LITIGATION. To the Knowledge of WW&A, except as set forth in
    SCHEDULE 3.1(F) (WILSON PARTY LITIGATION), there are no Actions by or against WW&A or affecting any of its assets, pending before any Governmental Authority (or, to the Knowledge of WW&A, overtly threatened to be brought by or before any Governmental Authority) which could reasonably be expected to have a Material Adverse Effect. To the Knowledge of WW&A, none of the Actions disclosed in SCHEDULE 3.1(F) (LIST OF WILSON PARTY LITIGATION), which has had or, if adversely determined, could reasonably be expected to have a Material Adverse Effect or could affect the legality, validity or enforceability of any Transaction Agreements or the consummation of the Transactions. To the Knowledge of WW&A, neither WW&A nor any of its assets or properties is subject to any Governmental Order (nor, to the Knowledge of WW&A, are there any such Governmental Orders threatened to be imposed by any Governmental Authority) which has had or could reasonably be expected to have a Material Adverse Effect.

        (f) COMPLIANCE WITH LAWS. To the Knowledge of WW&A, WW&A has conducted and continues to conduct its businesses and operations in accordance with all Laws and Governmental Orders applicable to WW&A or any of its properties, assets or employees (in their capacity as such), and WW&A is not in violation of any such Law or Governmental Order, which violation has had or could reasonably be expected to have a Material Adverse Effect. Notwithstanding the foregoing, WW&A makes no representation or warranty regarding compliance of any office, building or facility with ADA requirements or with respect to compliance with building codes, zoning laws, land use laws or environmental matters except as specifically provided in other parts of this Section4.1 (REPRESENTATIONS AND WARRANTIES OF WW&A).

        (g) MATERIAL CONTRACTS.

           (i) To the Knowledge of WW&A, WW&A has delivered or made available to the Cornerstone Parties all of the following written contracts and agreements to which WW&A is a party or by which any of its assets is and will be bound as of the Closing Date ("WW&A MATERIAL CONTRACTS"):

               (A) each contract, agreement and other arrangement of any nature which involves an unperformed commitment for the provision of services to WW&A;

               (B) all property management contracts, leasing services contracts, development management agreements, asset management contracts and similar contracts or arrangements, including those listed on SCHEDULE 4.1(G)(I)(B) (WW&A MANAGEMENT CONTRACTS) (such listed contracts, the "WW&A MANAGEMENT CONTRACTS"), by which WW&A provides services to non-affiliated persons;

               (C) all contracts and agreements relating to Indebtedness of WW&A;

               (D) all contracts and agreements with any Governmental Authority;

               (E) all contracts and agreements for the construction of tenant improvements between WW&A's CIC division and non-affiliated persons;

               (F) all partnership, joint venture or similar agreements or arrangements; and

               (G) any power of attorney or agency agreement or arrangement with any person pursuant to which such person is granted any authority to act for and on behalf of WW&A.

           PROVIDED that, except for the WW&A Management Contracts, no contract or agreement described in clauses (A)--(E) above shall be a WW&A Material Contract unless under the terms of such contract or agreement, WW&A: (I) is likely to pay or otherwise give consideration of more than $150,000 in the aggregate during the calendar year ended December 31, 1998; (II) is likely to pay or otherwise give consideration of more than $150,000 in the aggregate over the remaining term of such contract, or (III) cannot cancel such contract or agreement without penalty or further payment exceeding $150,000 in the aggregate and without more than 30 days' notice, and, PROVIDED FURTHER, that WW&A Material Contracts shall not include any contract, agreement or arrangement described in clauses (A)--(G) which is terminated on or before the Closing Date.

           (ii) To the Knowledge of WW&A, each WW&A Material Contract is valid and binding on the respective parties thereto and is in full force and effect. To the Knowledge of WW&A, WW&A is not in breach of, or default under, any WW&A Material Contract and no other party to any WW&A Material Contract is in breach thereof or default thereunder.

           (iii) Except as set forth in SCHEDULE 4.1(G)(III) (WW&A PREFERENTIAL RIGHTS), there is no contract, agreement or other arrangement granting any person any preferential right to purchase any of the properties or assets of WW&A.

           (iv) To the Knowledge of WW&A, SCHEDULE 4.1(G)(I)(B) (WW&A MANAGEMENT CONTRACTS) lists all property management contracts, leasing contracts, development management agreements, asset management contracts and similar contracts or arrangements which are in place as of the Execution Date by which WW&A provides services to Joint Ventures and non-affiliated persons other than such contracts with the Project Entities owning Fund Projects. To the Knowledge of WW&A, except as set forth on SCHEDULE 4.1(G)(I)(B) (WW&A MANAGEMENT CONTRACTS), no party to a WW&A Management Contract has asserted rights of set off or counterclaim against WW&A under such WW&A Management Contract and, as of the Execution Date WW&A has not received notice of any termination of a WW&A Management Contract from any other party thereto, and neither WW&A nor any other party to a WW&A Management Contract is in (A) any monetary default thereunder or (B) any non-monetary default thereunder in any material respect that could have a Material Adverse Effect.

        (h) EMPLOYMENT MATTERS. To the Knowledge of WW&A, the information set forth in the Employment Letter of dated June 10, 1998 (the "EMPLOYMENT LETTER") from WW&A to the Cornerstone Parties relating to the WW&A employees is true and complete in all material respect as of the date thereof.

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        (i) BENEFIT PLANS; ERISA COMPLIANCE.

           (i) Since the WW&A Financial Statement Date, there has not been any adoption or amendment by WW&A of any bonus, pension, profit sharing, deferred compensation, incentive compensation, stock ownership, stock purchase, stock option, phantom stock, retirement, vacation, severance, disability, death benefit, hospitalization, medical or other employee benefit plan, arrangement or understanding (whether or not legally binding, or oral or in writing) providing benefits to any current or former employee, officer or director of WW&A in accordance with any generally applicable policy (collectively, "WW&A BENEFIT PLANS"). Notwithstanding the foregoing, WW&A Benefit Plans shall not include bonuses or participations or interests in Projects granted from time to time to WW&A employees on a case by case basis. No WW&A Benefit Plan is or has been subject to title IV of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or to Section412 of the Code or Section302 of ERISA.

           (ii) Each WW&A Benefit Plan is listed on Schedule 4.1(I)(II) (WW&A BENEFIT PLANS) including, with respect to terminated WW&A Benefit Plans, the date of termination. True and correct copies of each of the following have been made available to the Cornerstone Parties: (A) the most recent annual report (Form 5500) relating to each such WW&A Benefit Plan for which such a report is required to be filed with the IRS, (B) each such WW&A Benefit Plan, (C) the trust agreement, if any, relating to each such WW&A Benefit Plan, (D) the most recent summary plan description for each such WW&A Benefit Plan for which a summary plan description is required by ERISA, and (E) the most recent determination letter, if any, issued by the IRS with respect to any such WW&A Benefit Plan which WW&A treats as qualified under Section401 of the Code.

           (iii) As to any such WW&A Benefit Plan which WW&A treats as qualified under Section401 of the Code, such WW&A Benefit Plan satisfies in form and in operation the requirements of such Section and there has been no termination or partial termination of such WW&A Benefit Plan within the meaning of Section411(d)(3) of the Code. As to any such terminated WW&A Benefit Plan which WW&A treated as qualified under Section401 of the Code, such terminated WW&A Benefit Plan received a favorable determination letter from the IRS with respect to its termination.

           (iv) There are no actions, suits or claims pending (other than routine claims for benefits) or, to the Knowledge of WW&A, threatened against, or with respect to, any such WW&A Benefit Plans or their assets that could reasonably be expected to have a Material Adverse Effect. To the Knowledge of WW&A, there is no matter pending before the IRS, the Department of Labor or the Pension Benefit Guaranty Corporation ("PBGC") with respect to any of such WW&A Benefit Plans. All contributions required under any WW&A Benefit Plan have been timely made. WW&A is not a party to or bound by any severance agreement, program or policy. True and correct copies of all vacation, overtime and other compensation policies of WW&A relating to its employees have been made available to Cornerstone. The assets of each WW&A Benefit Plan which are required under ERISA to be held in trust are held in trust in accordance with ERISA, and the assets of each such trust, are valued at fair market value on the books and records of each such Trust at least annually.

           (v) Except as would not have a Material Adverse Effect, (A) all WW&A Benefit Plans, including any such plan that is an "employee benefit plan" as defined in Section3(3) of ERISA, are in compliance with all applicable requirements of law, including ERISA and the Code, (B) other than claims for benefits in the normal course, WW&A has no liabilities or obligations with respect to any such WW&A Benefit Plan or for the funding of any such plan or any related trust or insurance arrangement, whether accrued, contingent or otherwise, nor to the Knowledge of WW&A are any such liabilities or obligations expected to be incurred, and (C), all reporting and disclosure requirements with respect to the WW&A Benefit Plans have been timely and completely satisfied. The execution of and performance of the Transactions will not constitute an event under any WW&A Benefit Plan, policy, arrangement or agreement or any trust or loan that will or may result in any payment (whether of severance pay or otherwise), acceleration, forgiveness of indebtedness, vesting, distribution, increase in benefits or obligation to fund benefits with respect to any employee or director of WW&A, except that certain shareholders of WW&A shall vest completely in their WW&A Shares.

        (j) TAXES.

           (i) All Returns required to be filed with respect to WW&A have been timely filed (taking into account any valid extensions of time for filing); (B) all Taxes required to be shown on such Returns or otherwise due from WW&A have been timely paid; (C) all such Returns are true, correct and complete in all material respects; (D) no adjustment relating to such Returns has been proposed formally or informally by any Tax authority and, to the Knowledge of WW&A, no basis exists for any such adjustment; (E) there are no pending or, to the Knowledge of WW&A, threatened, actions or proceedings for the assessment or collection of Taxes against WW&A; (F) there are no Tax liens on any assets of WW&A apart from real property taxes which are not delinquent; and (G) no consent under Section341(f) of the Code has been filed with respect to WW&A.

           (ii) To the Knowledge of WW&A, (A) there are no outstanding waivers or agreements extending the statute of limitations for any period with respect to any Tax to which WW&A may be subject; (B) there are no requests for information currently outstanding that could affect the Taxes of WW&A; (C) there are no proposed reassessments of any property owned by WW&A or other proposals that could materially increase the amount of any Tax to which WW&A would be subject; and (D) no power of attorney that is currently in effect has been granted with respect to any matter relating to Taxes that could affect WW&A and which would remain in effect at Closing.

           (iii) To the Knowledge of WW&A, WW&A has withheld and paid all material Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other third party.

           (iv)(A) To the Knowledge of WW&A, SCHEDULE 4.1(J)(IV) (WW&A TAX RETURNS) lists all income, franchise and similar Tax Returns (federal, state, local and foreign) filed with respect to WW&A, for taxable periods ended on or after December 31, 1995, and indicates those Returns (regardless of when filed) that have been audited or are currently the subject of audit; and (B) WW&A has delivered or made available to the Cornerstone Parties correct and complete copies of all federal, state and foreign income, franchise and similar Tax Returns, examination reports, and statements of deficiencies assessed against or agreed to by WW&A since December 31, 1995.

        (k) INSURANCE. To the Knowledge of WW&A, all casualty, liability, business interruption, DIC and other insurance policies insuring WW&A and all such insurance policies in effect as of the Execution Date are listed on
    SCHEDULE 3.1(N) (WILSON PARTIES INSURANCE) and are in full force and effect.

        (l) INSOLVENCY. There has not been filed by nor has WW&A received notice of a petition in bankruptcy or any other insolvency proceeding, or for the reorganization or appointment of a receiver or trustee with respect to WW&A, nor has WW&A made an assignment for the benefit of creditors, nor filed a petition for arrangement, nor entered into any arrangement of creditors, nor admitted in writing its inability to pay debts as they become due.

        (m) WW&A SHARES. The WW&A Shares are duly authorized, validly issued and fully paid and non-assessable and, as of the Closing Date, will be free and clear of any lien, or Encumbrance, other than restrictions under federal and applicable state securities laws. The WW&A Shares are owned by the individuals and entities listed on SCHEDULE 4.1(M) (WW&A SHAREHOLDERS).

        (n) FINANCIAL STATEMENTS. True and complete copies of the audited financial statements of WW&A representing the results of operations of WW&A for the fiscal year ended as of December 31, 1997 (the "WW&A FINANCIAL STATEMENTS") have been delivered by WW&A to the Cornerstone Parties. The WW&A Financial Statements (i) were prepared in accordance with the books of account and other financial records of WW&A, (ii) present fairly the operating results of WW&A, and (iii) have been prepared in accordance with U.S. GAAP applied on a basis consistent with the historical financial statements of WW&A (except as otherwise indicated thereon or in the notes thereto).

        (o) ABSENCE OF CERTAIN CHANGES OR EVENTS. Except as disclosed to Cornerstone since the date of the WW&A Financial Statements (the "WW&A FINANCIAL STATEMENT DATE") and to the Execution Date, WW&A has conducted its business only in the Ordinary Course (except for actions taken in connection with the Transactions) and there has not been (i) any change that would have a Material Adverse Effect (a "WW&A MATERIAL ADVERSE CHANGE"), nor has there been any occurrence or circumstance that with the passage of time would reasonably be expected to result in a WW&A Material Adverse Change, (ii) any split, combination or reclassification of any of WW&A's capital stock or any issuance or the authorization of any issuance of any other securities in respect of, in lieu of or in substitution for, or giving the right to acquire by exchange or exercise, shares of its capital stock, (iii) any damage, destruction or loss to WW&A's property, not covered by insurance, that has or would have a Material Adverse Effect, or (iv) any change in accounting methods, principles or practices by WW&A, except insofar as required by the applicable law or a change in GAAP.

        (p) SUBSIDIARIES. As of the Closing Date, WW&A will have no interest or investment in any partnership, trust or other entity or organization, other than certain WW&A owned Interests and the partnership interests listed on
    SCHEDULE 2.6(B) (WW&A MISCELLANEOUS INTERESTS), WW&A has no corporate subsidiary. Each entity in which WW&A owns an interest (i) is classified, and since the date of its formation has been classified, as a partnership for federal, state and local income tax purposes, and has not at any time been a corporation, an association taxable as a corporation or a "publicly traded partnership" (within the meaning of Section 7704 of the Code), (ii) has operated, and intends to continue to operate, in such a manner as to be classified as a partnership for the taxable year ending December 31, 1998, and (iii) has not taken or omitted to take any action which would reasonably be expected to result in a challenge to its status as a partnership, and to the Knowledge of WW&A, no such challenge is pending.

        (q) CAPITAL STRUCTURE. The authorized capital stock of WW&A consists of 100,000 WW&A Shares, no par value. On the Execution Date, (i) the issued and outstanding shares of capital stock of WW&A consists of 55,556 WW&A Shares,
    (ii) all the outstanding WW&A Shares have been duly authorized and validly issued and are fully paid and non-assessable and were not issued in violation of any preemptive rights, (iii) no WW&A Shares have been reserved for issuance under any employee benefit or compensation plan, and (iv) no WW&A Shares have been reserved for issuance upon exercise of any options or warrants. All of the issued and outstanding WW&A Shares are owned of record by the persons listed on SCHEDULE 4.1(M) (WW&A SHAREHOLDERS) in the amounts listed opposite their respective names. There are no outstanding securities, options, warrants, calls, rights, commitments, agreements, arrangements or undertakings of any kind to which WW&A is a party or by which it is bound, obligating WW&A to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock, voting securities or securities convertible into voting securities or other ownership interests of WW&A or obligating WW&A to issue, grant, extend or enter into any such security, option, warrant, call, right, commitment, agreement, arrangement or undertaking. There are no outstanding contractual obligations of WW&A to repurchase, redeem or otherwise acquire any WW&A Shares or make any material investment except as contemplated by this Agreement.

        (r) NO DEFAULT. WW&A is not in default under, or in violation of, any provision of its organizational documents.

        (s) NO RESTRICTIONS ON WW&A SHARES. Except for the Transaction Agreements, there are no shareholders' agreements, voting trust agreements or other restrictive agreements relating to the sale or voting of the WW&A Shares that would prevent WW&A from consummating the Transactions or would otherwise have any adverse effect on any of the Transactions.

        (t) SUBCHAPTER S STATUS; EARNINGS & PROFITS, SECTION 1374 BUILT-IN GAINS TAX. WW&A (i) for the period commencing with its initial taxable year has been a validly electing "S corporation" under Subchapter S of the Code (and under the corresponding provisions of all applicable state income tax laws since (A) 1987, with respect to California, or (B) the date WW&A first started doing business in any other state) and has satisfied all requirements to qualify for taxation as an S corporation (or the equivalent status under applicable state income tax laws since 1987) throughout its existence (ii) has operated, and intends to continue to operate, in such a manner as to qualify as an S corporation under federal or applicable state Laws for the taxable year ending on the Closing Date, and (iii) has not taken or omitted to take any action which would reasonably be expected to result in a challenge to its status as an S corporation, under federal or applicable state Laws and to WW&A's Knowledge, no such challenge is pending. WW&A has not been a party to any reorganization under Section368 of the Code, is not a successor in interest to any C corporation, and will have no current or accumulated earnings and profits as of the Closing, as defined under the Code. WW&A is not subject to the "built-in gains tax" of Section1374 of the Code (or corresponding provisions of California or other applicable state income tax Laws) with respect to any of its assets. WW&A has qualified, and continues to qualify, for taxation as an S corporation for California income tax purposes for all taxable years commencing with 1987 and thus is not subject to entity-level tax for California income tax purposes. WW&A does not, and has not at any time since its existence, owned assets in, or engaged in business in, any state other than California, Arizona, New Mexico, Nevada, Utah and Washington and has not and does not file income Returns in any state other than California, Arizona, New Mexico, Nevada and Utah.

    4.2 DEFINITION OF KNOWLEDGE. As used in this Agreement, the terms "WW&A'S KNOWLEDGE" or "KNOWLEDGE OF WW&A" or phrasings thereof of similar import shall mean only the current actual knowledge of the persons listed on SCHEDULE 4.2 (WW&A KNOWLEDGE PARTIES). As used herein, the term "CURRENT ACTUAL KNOWLEDGE" shall mean only the actual, current, conscious (and not constructive, imputed or implied) knowledge of such designees, and does not include constructive, imputed or implied knowledge of any shareholder, officer, director, employee or agent of WW&A other than such designees. Anything herein to the contrary notwithstanding, none of the persons listed on SCHEDULE 4.2 (WW&A KNOWLEDGE PARTIES) shall have any personal liability or obligation whatsoever with respect to any of the representations made by WW&A being or becoming untrue, inaccurate or incomplete in any respect.

    4.3 REMEDIES FOR BREACH OF REPRESENTATION AND WARRANTY.

        (a) ACCEPTANCE OF BREACH. If the Cornerstone Parties have Knowledge as of the Closing that a representation or warranty with respect to WW&A is not true and correct in any material respect as of the day made and do not elect to terminate this Agreement under Section10.3(a) (REPRESENTATIONS AND WARRANTIES), or invoke the price adjustment of the WW&A Company Value pursuant to Section2.7(a) (WW&A COMPANY VALUE ADJUSTMENT FOR BREACH OF REPRESENTATION OR WARRANTY), the Cornerstone Parties shall be deemed to have waived such inaccuracy, and the Cornerstone Parties shall have no further rights or recourse (including, without limitation, under Section11 (INDEMNIFICATION, CLAIMS AGAINST HOLDBACK)) with respect thereto.

        (b) INACCURACIES ASSERTED AFTER CLOSING. In the event that the Cornerstone Parties proceed or are required to proceed with the Closing of the Transactions, the sole and exclusive remedy of the Cornerstone Parties for any representation or warranty in this Section4 (REPRESENTATIONS AND WARRANTIES OF WW&A) not waived pursuant to Section4.3(a) (ACCEPTANCE OF BREACH) and alleged after the Closing Date to be untrue or inaccurate in any material respect shall be as set forth in Section11 (INDEMNIFICATION, CLAIMS AGAINST HOLDBACK).

    5. REPRESENTATIONS AND WARRANTIES OF THE CORNERSTONE PARTIES.

    5.1 REPRESENTATIONS AND WARRANTIES. In order to induce the Wilson Parties to enter into this Agreement and to perform their respective obligations hereunder, Cornerstone and the Operating Partnership hereby jointly and severally warrant and represent the following, which representations and warranties are made as of the Execution Date and Closing Date unless otherwise stated therein and are subject to the matters set forth in SCHEDULE 5.1 (EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES OF THE CORNERSTONE PARTIES) and to the specific Schedules referenced in this Section5.1 (REPRESENTATIONS AND WARRANTIES OF THE CORNERSTONE PARTIES):

        (a) ORGANIZATION AND AUTHORITY OF CORNERSTONE. Cornerstone is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has the requisite corporate power and authority to carry on its business as now being conducted. Cornerstone is duly qualified to do business and is in good standing in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification necessary, other than in such jurisdictions where the failure to be so qualified, individually or in the aggregate, would not have a Material Adverse Effect on Cornerstone. Cornerstone has delivered to the Wilson Parties complete and correct copies of its Restated Articles of Incorporation (the "COMPANY CHARTER") and Bylaws, as amended to the Execution Date.

        (b) ORGANIZATION, GOOD STANDING AND PARTNERSHIP POWER OF THE OPERATING PARTNERSHIP. The Operating Partnership is a limited partnership duly organized and validly existing and in good standing under the laws of the State of Delaware and has the requisite partnership power and authority to carry on its business as now being conducted. The Operating Partnership is duly qualified to transact business under the laws of each state in which the character of the properties owned or leased by it therein or in which the transaction of its business makes such qualification necessary, other than in such jurisdictions where the failure to be so qualified, individually or in the aggregate, would not have a Material Adverse Effect on the Operating Partnership. The Operating Partnership has delivered to the Wilson Parties complete and correct copies of its Agreement of Limited Partnership (the "PARTNERSHIP AGREEMENT") as amended to the Execution Date.

        (c) CORNERSTONE SUBSIDIARIES. SCHEDULE 5.1(C) (CORNERSTONE SUBSIDIARIES) sets forth each Subsidiary of Cornerstone ("CORNERSTONE SUBSIDIARY") and the ownership interest therein of Cornerstone. Unless otherwise indicated in this Agreement, the term "Cornerstone Subsidiary" shall include the Operating Partnership. All the outstanding shares of capital stock of each Cornerstone Subsidiary that is a corporation have been validly issued, are fully paid and nonassessable and are owned by Cornerstone or by another Cornerstone Subsidiary (other than as reflected in SCHEDULE 5.1(C) (CORNERSTONE SUBSIDIARIES)) free and clear of all Encumbrances (other than Cornerstone Permitted Encumbrances) and all equity interests in each Cornerstone Subsidiary that is a partnership, joint venture, limited liability company or trust are owned by Cornerstone, by another Cornerstone Subsidiary, by Cornerstone and another Cornerstone Subsidiary, or by two or more Cornerstone Subsidiaries (other than as reflected in SCHEDULE 5.1(C) (CORNERSTONE SUBSIDIARIES)) free and clear of all Encumbrances (other than Cornerstone Permitted Encumbrances). Except for the capital stock of or other equity or ownership interests in Cornerstone Subsidiaries, Cornerstone does not own, directly or indirectly, any capital stock or other ownership interest in any person. Each Cornerstone Subsidiary that is a corporation is duly incorporated and validly existing under the laws of its jurisdiction of incorporation and has the requisite corporate power and authority to carry on its business as now being conducted, and each Cornerstone Subsidiary that is a partnership, limited liability company or trust is duly organized and validly existing under the laws of its jurisdiction of organization and has the requisite power and authority to carry on its business as now being conducted. Each Cornerstone Subsidiary is duly qualified to do business and is in good standing in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification necessary, other than in such jurisdictions where the failure to be so qualified, individually or in the aggregate, would not have a Material Adverse Effect. True, complete and correct copies of the articles of incorporation, bylaws, organization documents and partnership and joint venture agreements of each Cornerstone Subsidiary (other than the Operating Partnership), as amended to the date of this Agreement, have been previously delivered or made available to the Wilson Parties.

        (d) CORNERSTONE CAPITAL STRUCTURE. The authorized capital stock of Cornerstone consists of 250,000,000 Shares of Cornerstone common stock, no par value, and 65,000,000 shares of preferred stock of Cornerstone ("CORNERSTONE PREFERRED SHARES"). On the Execution Date (i) 101,542,254 Shares are issued and outstanding, (ii) 3,030,303 Cornerstone Preferred Shares are issued and outstanding, (iii) 148,457,746 Shares are authorized but not issued, (iv) certain Shares are reserved for issuance under Cornerstone's employee benefit or incentive plans pursuant to awards granted by Cornerstone (the "CORNERSTONE EMPLOYEE STOCK PLANS"), (v) 2,592,000 Shares are issuable upon the exercise of outstanding options (the "CORNERSTONE OPTIONS") to purchase Shares, (vi) certain Shares are reserved for issuance for Cornerstone's Dividend Reinvestment Share Purchase Plan, and (vii) no Shares are reserved for issuance pursuant to Cornerstone's Employee Share Purchase Plan. As of the second business day immediately preceding the Execution Date, 4,145,883 Units were outstanding. On the date of this Agreement, except as set forth above in this Section5.1(d), no shares of stock or other voting securities (or securities convertible into voting securities) of Cornerstone or the Operating Partnership were issued, reserved for issuance or outstanding. Cornerstone has no outstanding stock appreciation rights relating to the Shares. All outstanding Shares and Cornerstone Preferred Shares are duly authorized, validly issued, fully paid and nonassessable and were not issued in violation of any preemptive rights.
    SCHEDULE 5.1(D) (CORNERSTONE CAPITAL STRUCTURE) sets forth or references all rights and preferences in respect of Cornerstone's Preferred Shares, and true and complete copies of the documents and instruments establishing and governing such rights and preferences have been delivered to the Wilson Parties. There are no bonds, debentures, notes or other indebtedness of Cornerstone having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which shareholders of Cornerstone may vote. Except as set forth in this Section5.1(d), or on SCHEDULE 5.1(D) (CORNERSTONE CAPITAL STRUCTURE), as of the date of this Agreement there are no outstanding securities, options, warrants, calls, rights, commitments, agreements, arrangements or undertakings of any kind to which Cornerstone or any Cornerstone Subsidiary is a party or by which such entity is bound, obligating Cornerstone or any Cornerstone Subsidiary to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock, voting securities or securities convertible into voting securities or other ownership interests of Cornerstone or any Cornerstone Subsidiary or obligating Cornerstone or any Cornerstone Subsidiary to issue, grant, extend or enter into any such security, option, warrant, call, right, commitment, agreement, arrangement or undertaking (other than to Cornerstone or a Cornerstone Subsidiary). Other than redemption rights with respect to Units of limited partners in the Operating Partnership and other than with respect to the 7% Cumulative Redeemable Preferred Stock and other than as reflected in SCHEDULE 5.1(D) (CORNERSTONE CAPITAL STRUCTURE), there are no outstanding contractual obligations of Cornerstone or any Cornerstone Subsidiary to repurchase, redeem or otherwise acquire any Shares or any other capital stock, voting securities or other ownership interests in Cornerstone or any Cornerstone Subsidiary or make any material investment (in the form of a loan, capital contribution or otherwise) in any person (other than a Cornerstone Subsidiary).

        (e) AUTHORITY; NONCONTRAVENTION. The Cornerstone Parties have the requisite power and authority to enter into this Agreement and to consummate the Transactions, subject to (i) the approval of the issuance (the "SHARE ISSUANCE") of Shares and Units convertible into Shares under this Agreement by an affirmative vote of the holders of a majority of the Shares present at a duly convened meeting of the Cornerstone Shareholders in accordance with the requirements of the New York Stock Exchange as set forth in Section6.6 (PREPARATION OF THE PROXY STATEMENT; SHAREHOLDERS MEETING; INFORMATION STATEMENT), (ii) the approval of the Merger by a majority of the issued and outstanding Shares in accordance with the requirements of Nevada law, (iii) the approval (if necessary) of the Revised Partnership Agreement by an affirmative vote of the holders of a majority of the issued and outstanding Shares and an affirmative vote of the holders of a majority of the issued and outstanding Cornerstone Preferred Shares in accordance with the requirements of Nevada law and the Cornerstone Charter and in accordance with the Partnership Agreement and Delaware law (the approvals of the Share Issuance, the Merger and the Revised Partnership Agreement (if applicable) are sometimes collectively referred to as the "CORNERSTONE SHAREHOLDER APPROVALS"). The execution and delivery of this Agreement by the Cornerstone Parties and the consummation by the Cornerstone Parties of the Transactions to which a Cornerstone Party is a party have been duly authorized by all necessary corporate or partnership action on the part of such Cornerstone Party, subject to Cornerstone Shareholder Approvals. This Agreement has been duly executed and delivered by the Cornerstone Parties and upon their execution by the Cornerstone Parties and the other Cornerstone Subsidiaries, assuming the due execution and valid authorization, execution and delivery of the Transaction Agreements by the Wilson Parties and of the Ancillary Agreements by the other parties thereto, the Transaction Agreements will constitute, the legal, valid and binding obligations of the Cornerstone Parties and such Cornerstone Subsidiaries, enforceable against the Cornerstone Parties and such Cornerstone Subsidiaries in accordance with their respective terms, subject to applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights and equitable principles. The execution and delivery by a Cornerstone Party or a Cornerstone Subsidiary of the Transaction Agreements to which it is a party does not, and the consummation by such Cornerstone Party or Cornerstone Subsidiary of the Transactions to which it is a party and compliance by such Cornerstone Party or Cornerstone Subsidiary with the provisions of the Transaction Agreements to which it is a party will not, result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit or alteration of rights or obligations under, or result in the creation of any Encumbrance upon any of the properties or assets of such Cornerstone Party or any Cornerstone Subsidiary under (i) the Company Charter and Bylaws of Cornerstone, as amended, or the comparable charter or organizational documents or partnership or similar agreement (as the case may be) of any Cornerstone Subsidiary, (ii) any Cornerstone Material Agreements, (iii) subject to the governmental filings and other matters referred to in the following sections, any Laws applicable to Cornerstone or any Cornerstone Subsidiary, or their respective properties or assets, other than, in the case of clause (ii) or (iii), any such conflicts, violations, defaults, rights or Encumbrances that either individually or in the aggregate would not (x) have a Material Adverse Effect or (y) materially delay or prevent the consummation of the Transactions. Without limiting the foregoing, Cornerstone has taken all action necessary to ensure that the issuance of the Shares to Participating Investors and the Wilson Shareholders pursuant hereto shall not be deemed a violation of Section8.01(a) of the Company Charter.

        (f) CONSENTS. To the Knowledge of the Cornerstone Parties, no consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority is required by or with respect to Cornerstone or any Cornerstone Subsidiary in connection with the execution and delivery of this Agreement by Cornerstone or the consummation by Cornerstone or any Cornerstone Subsidiary of the Transactions, except for
    (i) the filing with the Securities and Exchange Commission ("SEC") of (x) a proxy statement relating to the Cornerstone Shareholder Approvals (as amended or supplemented from time to time, the "PROXY STATEMENT") and (y) such reports under Section13(a) of the Exchange Act as may be required in connection with the Transaction Agreements and the Transactions, together with reports on Form 8-K and accompanying financial statements, (ii) such filings as may be required in connection with the payment of any Transfer and Gains Taxes, (iii) the filing of the Certificate of Merger with the Nevada Secretary of State, (iv) the filing of the Restated Partnership Agreement with the Delaware Secretary of State, if appropriate, (v) the filing with the California Secretary of State of the documents described in paragraphs (1), (2) or (3) of Section1108(d) of the California Corporations Code, (vi) HSR Act filings, if required, and (vii) such other consents,

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    approvals, orders, authorizations, registrations, declarations and filings as are set forth on SCHEDULE 5.1(F) (CORNERSTONE CONSENTS) or which, if not obtained or made, would not prevent or delay in any material respect the consummation of any of the Transactions or otherwise prevent Cornerstone from performing its obligations under the Transaction Agreements in any material respect or have, individually or in the aggregate, a Material Adverse Effect.

        (g) SEC DOCUMENTS; FINANCIAL STATEMENTS; UNDISCLOSED LIABILITIES. Since January 1, 1997, Cornerstone has timely filed all required reports, schedules, forms, statements and other documents required to be filed with the SEC (the "SEC DOCUMENTS"). All of the SEC Documents, as of their respective filing dates, complied or will comply, as the case may be, in all material respects with all applicable requirements of the Securities Act, the Exchange Act, and in each case, the rules and regulations promulgated thereunder applicable to such SEC Documents. No SEC "stop order" has been issued or is effective with respect to Cornerstone. None of the SEC Documents (including, without limitation, the Proxy Statement) at the time of filing or effectiveness contained, or will contain, as the case may be, any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except to the extent such statements have been amended, modified or superseded by later SEC Documents (including, without limitation, the Proxy Statement) and except to the extent such statements have been provided in writing by the Wilson Parties. The consolidated financial statements of Cornerstone included in the SEC Documents (including, without limitation, the Proxy Statement) complied or will comply, as the case may be, as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with GAAP (except, in the case of unaudited statements, as permitted by Form 10-Q promulgated under the Exchange Act) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly presented or will fairly present, as the case may be, in accordance with the applicable requirements of GAAP, the consolidated financial position of Cornerstone and Cornerstone Subsidiaries as of the dates thereof and the consolidated results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal and recurring year-end audit adjustments). Except as set forth in Cornerstone SEC Documents filed with the SEC prior to the date hereof, neither Cornerstone nor any Cornerstone Subsidiary has any Liabilities (A) required by GAAP to be set forth on a consolidated balance sheet of Cornerstone and Cornerstone Subsidiaries or in the notes thereto or (B) which, to the Knowledge of Cornerstone, individually or in the aggregate, would have a Material Adverse Effect.

        (h) ABSENCE OF CERTAIN CHANGES OR EVENTS. Except as disclosed in the SEC Documents filed with the SEC prior to the date hereof, since the date of the most recent financial statements included in the SEC Documents (the "FINANCIAL STATEMENT DATE") and to the Execution Date, Cornerstone and Cornerstone Subsidiaries have conducted their business only in the Ordinary Course and there has not been (i) any change that would have a Material Adverse Effect (a "CORNERSTONE MATERIAL ADVERSE CHANGE"), nor has there been any occurrence or circumstance that with the passage of time would reasonably be expected to result in a Cornerstone Material Adverse Change,
    (ii) any dividends or distributions made or declared except for regular quarterly dividends not in excess of $.30 per Share and regular annual dividends not in excess of $1.155 per share of Cornerstone Preferred Shares with customary record and payment dates, (iii) any issuance or the authorization of any issuance, or any split, combination or reclassification, of any of Cornerstone's capital stock, or any issuance or the authorization of any issuance of any other securities in respect of, in lieu of or in substitution for, or giving the right to acquire by exchange or exercise, any shares of its capital stock, or any issuance of an ownership interest in any Cornerstone Subsidiary, (iv) any damage, destruction or loss to Cornerstone's or Cornerstone Subsidiaries' property, not covered by insurance, that has or would have a Material Adverse Effect, or (v) any change in accounting methods, principles or practices by

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
    Cornerstone or any Cornerstone Subsidiary, except insofar as required by the SEC, applicable law or a change in GAAP.

        (i) LITIGATION. To the Knowledge of Cornerstone, except as set forth in
    SCHEDULE 5.1(I) (CORNERSTONE LITIGATION) there are no Actions by or against Cornerstone or any Cornerstone Subsidiary pending before any Governmental Authority (or, to the Knowledge of Cornerstone, threatened to be brought by or before any Governmental Authority) which has had or could reasonably be expected to have a Material Adverse Effect. To the Knowledge of Cornerstone, none of the Actions disclosed in SCHEDULE 5.1(I) (CORNERSTONE LITIGATION), has had or could reasonably be expected to have a Material Adverse Effect or could affect the legality, validity or enforceability of any Transaction Agreements or the consummation of the Transactions. To the Knowledge of Cornerstone, except as set forth in SCHEDULE 5.1(I) (CORNERSTONE LITIGATION none of Cornerstone, the Cornerstone Subsidiaries nor any of their respective assets or properties is subject to any Governmental Order, including any stop order by the SEC (nor, to the Knowledge of Cornerstone, are there any such Governmental Orders threatened to be imposed by any Governmental Authority) which has had or could reasonably be expected to have a Material Adverse Effect.

        (j) CORNERSTONE PROPERTIES.

           (i) To Cornerstone's Knowledge, the Operating Partnership or Cornerstone Subsidiaries own fee simple title (or, where indicated, a leasehold estate) to each of the Cornerstone Properties, in each case free of all Encumbrances except for Cornerstone Permitted Encumbrances. In this Agreement, "CORNERSTONE PERMITTED ENCUMBRANCES" means the following with respect to any property: (a) liens for taxes, assessments and governmental charges of Governmental Authorities or levies not yet past due and payable; (b) rights of tenants, as tenants only under the applicable lease; (c) those existing title matters affecting the Cornerstone Properties listed on the title insurance policies issued to the Cornerstone Group; copies of which were delivered to the Wilson Parties prior to the Execution Date and are attached hereto as SCHEDULE 5.1(J)(I) (CORNERSTONE TITLE REPORTS); (d) pledges (i) to secure obligations under the governance documents to which a Cornerstone Subsidiary is a party, including obligations to make capital contributions, or (ii) to secure PGGM purchase money indebtedness (as described in the SEC Documents); and (e) survey exceptions and other easements, rights-of-way, covenants, restrictions and title exceptions that (i) do not render title to the property encumbered thereby unmarketable, (ii) do not, individually or in the aggregate, have a Material Adverse Effect on the value of or the use of the property encumbered thereby for its present purposes, and (iii) do not interfere with the ordinary conduct of the property encumbered thereby or detract from the value or usefulness thereof. In this Agreement, "CORNERSTONE PROPERTY" means each office project directly or indirectly owned by the Operating Partnership or any other Cornerstone Subsidiary. A true and correct list of the Cornerstone Properties as of the Execution Date is attached as SCHEDULE 5.1(J) (CORNERSTONE PROPERTIES).

           (ii) Except as disclosed in SCHEDULE 5.1(J)(II) (CORNERSTONE PROPERTY MATTERS), neither Cornerstone nor any of Cornerstone's Subsidiaries has Knowledge (A) of any condemnation or rezoning proceedings pending or threatened with respect to any of the Cornerstone Properties, (B) that any Governmental Authority has delivered any notice of default under, or has instituted proceedings to revoke, any material permit, license or certificate pertaining to the ownership or operation of improvements on the Cornerstone Properties, which default or revocation would or would reasonably be expected to have a Material Adverse Effect, (C) that any improvements on any Cornerstone Property and any of the current uses and conditions thereof violate any Property Restrictions, except as disclosed in Schedule 5.1(J)(II) (CORNERSTONE PROPERTY MATTERS), which violation would or would reasonably be expected to have a Material Adverse Effect,
       (D) that any person has delivered notice of intent to terminate, or has initiated procedures to terminate, water, gas, sewer, electric, telephone or storm water and drainage facilities or any other utilities

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
       required by Governmental Authorities and in the normal operation of each Cornerstone Property or any points of access, both pedestrian and vehicular to and from public roads currently used at any Cornerstone Property, which termination would or would reasonably be expected to have a Material Adverse Effect, or (E) that any person has delivered any notice of noncompliance with ADA requirements.

        (k) ENVIRONMENTAL AND OTHER PERMITS AND LICENSES; RELATED MATTERS. To the Knowledge of Cornerstone, except as expressly disclosed in the reports set forth in SCHEDULE 5.1(K) (CORNERSTONE ENVIRONMENTAL REPORTS) previously delivered or made available to the Wilson Parties, (i) Cornerstone and the Cornerstone Subsidiaries currently hold all of the Permits, including, without limitation, Environmental Permits, required, necessary or proper for the current use, occupancy and operation of each Cornerstone Property and all such Permits and Environmental Permits are in full force and effect;
    (ii) there is no existing practice, action or activity of Cornerstone or any Cornerstone Subsidiary or tenants of the Cornerstone Properties and no existing condition of or condition including, without limitation, any Environmental Conditions, associated with the Cornerstone Properties which would give rise to any civil or criminal Liability under, or violate or prevent compliance with, any applicable Environmental Law, applicable Permits or applicable Environmental Permits or other applicable Law, (iii) neither Cornerstone nor any Cornerstone Subsidiary has received any notice from any Governmental Authority proposing to or actually revoking, canceling, rescinding, materially modifying or refusing to renew, any Permit or Environmental Permit or providing written notice of violations under any applicable Environmental Law or applicable Environmental Permit (iv) Cornerstone and each Cornerstone Subsidiary is in all respects in compliance with the Permits, all applicable Environmental Laws and the requirements of all Environmental Permits; (v) during the period in which Cornerstone or any Cornerstone Subsidiary has had any interest therein, Hazardous Materials have not been generated, used, treated, handled or stored on, or transported to or from, any Cornerstone Property (other than such activities that have been conducted in accordance with all applicable Environmental Laws and Environmental Permits consistent with the nature of the applicable Cornerstone Property and that would not have a Material Adverse Effect);
    (vi) during the period in which Cornerstone or any Cornerstone Subsidiary has had any interest therein, Hazardous Materials (regardless of the source) have not been Released on any Cornerstone Property or otherwise contaminated any Cornerstone Property and Hazardous Materials have not been Released on or contaminated any property adjoining any Cornerstone Property (except, in either instance, Releases or contamination involving only DE MINIMIS amounts of Hazardous Materials, the Release of which or contamination by which would not violate any applicable Environmental Law, violate any Environmental Permit, trigger any reporting obligation, or trigger any obligation to investigate, remediate, cleanup or otherwise respond to such Hazardous Material); (vii) Cornerstone and Cornerstone Subsidiaries have disposed of all wastes consisting of or containing Hazardous Materials, in compliance in all material respects with all applicable Environmental Laws and Environmental Permits; (viii) there are no past, pending or threatened Environmental Claims against Cornerstone, any Cornerstone Subsidiary or any Cornerstone Property; (ix) no Cornerstone Property or any property adjoining any Cornerstone Property is listed or proposed for listing on the National Priorities List under CERCLA or on the CERCLIS or any analogous state list of sites requiring investigation or cleanup of Hazardous Materials; (x) during the period in which Cornerstone or any Cornerstone Subsidiary has had any interest therein, neither Cornerstone nor any Cornerstone Subsidiary nor their tenants has used or arranged for the use of any location for the restment, storage, disposal, Release or other handling of any Hazardous Materials or transported or arranged for the transportation of any Hazardous Materials to any location that is listed or proposed for listing on the National Priorities List under CERCLA or on the CERCLIS or any analogous state list or which is the subject of any Environmental Claim; (xi) there are not now, and during the period in which Cornerstone or any Cornerstone Subsidiary has had any interest therein there never have been, any USTs located on any Cornerstone Property or on any property adjoining any Cornerstone Property; and (xii) there is not now any asbestos in, on or about any Cornerstone Property.

        (l) RELATED PARTY TRANSACTIONS. Set forth in SCHEDULE 5.1(L) (CORNERSTONE RELATED TRANSACTIONS DISCLOSURE), or in Cornerstone's SEC Documents, including Cornerstone's definitive proxy statements for the annual Meetings of Cornerstone's shareholders held on May 20, 1998, June 2, 1997, June 20, 1996 and June 19, 1995, and the Special Meeting of Cornerstone's shareholders held on October 27, 1997, is a list of all arrangements, agreements and contracts entered into by Cornerstone or any of the Cornerstone Subsidiaries with any person who (i) is an executive officer, director or affiliate of Cornerstone or any of the Cornerstone Subsidiaries, or any entity of which any of the foregoing is an affiliate which would be required to be disclosed under Item 404 of Regulation S-K promulgated under the Securities Act and the Exchange Act or (ii) acquired Shares in a private placement. Such documents, copies of all of which have been previously delivered or made available to the Wilson Parties, are listed in Schedule 5.1(L) (CORNERSTONE RELATED TRANSACTIONS DISCLOSURE), in the Cornerstone SEC Documents, or in Cornerstone's definitive proxy statements for the Annual Meetings of Cornerstone's shareholders held on May 20, 1998, June 2, 1997, June 20, 1996 and June 19, 1995, and the Special
    Meeting of Cornerstone's shareholders held on October 27, 1997.

       (m) TAXES.

           (i) (A) All Returns and reports in respect of Taxes required to be filed with respect to Cornerstone and each Cornerstone Subsidiary have been timely filed (taking into account any valid extensions of time for filing); (B) all Taxes required to be shown on such Returns and reports or otherwise due have been timely paid; (C) all such Returns and reports are true, correct and complete in all material respects; (D) no adjustment relating to such Returns has been proposed formally or informally by any Tax authority and, to the Knowledge of Cornerstone, no basis exists for any such adjustment; (E) there are no pending or, to the Knowledge of Cornerstone, threatened actions or proceedings for the assessment or collection of Taxes against Cornerstone or any Cornerstone Subsidiary or (insofar as either relates to the activities or income of Cornerstone or any Cornerstone Subsidiary, which could result in liability) any corporation that was includable in the filing or a return with Cornerstone on a consolidated or combined basis; (F) no consent under Section341(f) of the Code has been filed with respect to Cornerstone or any Cornerstone Subsidiary; and (G) there are no Tax liens on any assets of Cornerstone or any Cornerstone Subsidiary apart from real property taxes which are not delinquent.

           (ii) To the Knowledge of Cornerstone, (A) there are no outstanding waivers or agreements extending the statute of limitations for any period with respect to any Tax to which Cornerstone or any Cornerstone Subsidiary may be subject; (B) there are no requests for information currently outstanding that could affect the Taxes of Cornerstone or any Cornerstone Subsidiary; (C) there are no proposed reassessments of any property owned by Cornerstone or any Cornerstone Subsidiary or other proposals that could materially increase the amount of any Tax to which Cornerstone or any Cornerstone Subsidiary would be subject; and (D) no power of attorney that is currently in force has been granted with respect to any matter relating to Taxes that could affect any Cornerstone Subsidiary.

           (iii) To the Knowledge of Cornerstone, each of Cornerstone and Cornerstone Subsidiaries has withheld and paid all Taxes required to have been withheld and paid in connection with all amounts paid or owing to any employee, independent contractor, creditor, stockholder or other third party.

           (iv) Neither Cornerstone nor any of the Cornerstone Subsidiaries is a party to any tax allocation or sharing agreement. Neither Cornerstone nor any of the Cornerstone Subsidiaries (A) has been a member of an "affiliated group" (as defined in Section1504(a)(1) of the Code) filing a consolidated federal income Tax Return (other than a group the common parent of which was

       Cornerstone) or (B) to the Knowledge of Cornerstone, has any Liability for the Taxes of any Person (other than Cornerstone and the Cornerstone Subsidiaries under Section1.1502-6 of the Treasury Regulations) (or any similar provision of state, local, or foreign law), as a transferee or successor, by contract or otherwise.

           (v) Cornerstone (A) for the period commencing with the taxable year ending December 31, 1982, to the present has been organized and operated in conformity with the requirements for qualification as a REIT (within the meaning of Section856 of the Code) under the Code and has been subject to taxation as a REIT and has satisfied all requirements to qualify as a REIT for such periods, (B) has operated, and intends to continue to operate, in such a manner as to qualify as a REIT for the tax year ending December 31, 1998, and (C) has not taken or omitted to take any action which would reasonably be expected to result in a challenge to its status as a REIT, and, to Cornerstone's Knowledge, no such challenge is pending or threatened. Each Cornerstone Subsidiary which is a partnership, joint venture or limited liability company has been during and since its formation and continues to be treated for federal income tax purposes as a partnership and not as a corporation or an association taxable as a corporation or is disregarded as a separate entity for federal income tax purposes. Each Cornerstone Subsidiary which is a corporation is a "qualified REIT subsidiary," as defined in Section856(i)of the Code (other than one or more non-qualified REIT subsidiaries which may be organized by the Operating Partnership in connection with the Closing to conduct certain third party business activities). Cornerstone did not incur in its 1997 tax year any liability for taxes under SectionSection857(b), 860(c) or 4981 of the Code.

        (n) COMPLIANCE WITH LAWS. To the Knowledge of Cornerstone, Cornerstone and each of the Cornerstone Subsidiaries has conducted and continues to conduct its businesses and operations in accordance with all Laws and Governmental Orders applicable to Cornerstone or any Cornerstone Subsidiary or any of their properties or assets or employees and neither Cornerstone nor any Cornerstone Subsidiary is in violation of any such Law or Governmental Order which has had or could have a Material Adverse Effect. Notwithstanding the foregoing, Cornerstone makes no representation or warranty regarding compliance of any building, office or facility with ADA requirements or with respect to compliance with zoning laws, land use laws, building codes or environmental matters except as otherwise specifically provided in other parts of this Section5.1 (REPRESENTATIONS AND WARRANTIES OF CORNERSTONE AND THE OPERATING PARTNERSHIP).

        (o) CORNERSTONE MATERIAL AGREEMENTS.

           (i) To the Knowledge of Cornerstone, the Cornerstone Parties have delivered or made available to the Wilson Parties all of the following written contracts and agreements of Cornerstone and the Cornerstone Subsidiaries to which any or all Cornerstone Properties is and will be bound as of the Closing Date (the "CORNERSTONE MATERIAL CONTRACTS"):

               (A) each contract, agreement and other arrangement of any nature which involves an unperformed commitment or for the provision of services to Cornerstone or the Cornerstone Subsidiaries or is otherwise related to the Cornerstone Properties;

               (B) all property management contracts, leasing services contracts, asset management contracts and similar contracts or arrangements, including those listed on SCHEDULE 5.1(O) (CORNERSTONE MANAGEMENT CONTRACTS) (such listed contracts, the "CORNERSTONE MANAGEMENT CONTRACTS");

               (C) all contracts and agreements relating to Indebtedness of Cornerstone or any of the Cornerstone Subsidiaries;

               (D) all contracts and agreements with any Governmental Authority;

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               (E) all contracts and agreements between or among Cornerstone or any of the Cornerstone Subsidiaries and any affiliate thereof;

               (F) all partnership, joint venture or similar agreements or arrangements; and

               (G) any power of attorney or agency agreement or arrangement with any person pursuant to which such person is granted any authority to act for and on behalf of Cornerstone or any of the Cornerstone Subsidiaries;

           PROVIDED, that, except for the Cornerstone Management Contracts, no contract or agreement described in clauses (A)--(E) above shall be a Cornerstone Material Contract unless under the terms of such contract or agreement Cornerstone or any of the Cornerstone Subsidiaries party thereto: (I) is likely to pay or otherwise give consideration of more than $150,000 in the aggregate during the calendar year ended December 31, 1998; (II) is likely to pay or otherwise give consideration of more than $150,000 in the aggregate over the remaining term of such contract; or (III) cannot cancel such agreement or contract without penalty or further payment in the aggregate not exceeding $150,000 and without more than thirty (30) days' notice, and PROVIDED FURTHER, that Cornerstone Material Contracts shall not include any contract, agreement or arrangement described in clauses (A)--(G) which is terminated on or prior to the Closing Date.

           (ii) To the Knowledge of Cornerstone, each Cornerstone Material Contract is valid and binding on the respective parties thereto and is in full force and effect. To the Knowledge of Cornerstone, neither Cornerstone nor any Cornerstone Subsidiary is in breach of, or default under, any Cornerstone Material Contract in any material respect, and no other party to any Cornerstone Material Contract is in breach thereof or default thereunder in any material respect.

           (iii) Except as set forth in Cornerstone Material Contracts provided pursuant to Section5.1(o), there is no contract, agreement or other arrangement granting any person any preferential right to purchase or right of first refusal or right of first offer with respect to the purchase of any of the Cornerstone Properties.

           (iv) To the Knowledge of Cornerstone, SCHEDULE 5.1(O) (CORNERSTONE MANAGEMENT CONTRACTS) lists all property management contracts, leasing contracts, asset management contracts and similar contracts (or arrangements) to which Cornerstone, the Operating Partnership or any Cornerstone Subsidiary is a party. To the Knowledge of Cornerstone, no party to a Cornerstone Management Contract has asserted rights of setoff or counterclaim against any Cornerstone Party or Cornerstone Subsidiary under such Cornerstone Management Contract, and except as described in
       SCHEDULE 5.1(O) (CORNERSTONE MANAGEMENT CONTRACTS), neither the Cornerstone Parties nor any of the Cornerstone Subsidiaries nor any other party thereto is in (A) any monetary default thereunder or (B) any non-monetary default thereunder in any material respect that could have a Material Adverse Effect.

           (v) To the Knowledge of Cornerstone, except as disclosed in writing to the Wilson Parties, there is no contract or agreement or other arrangement to which any of the Cornerstone Parties or any of the Cornerstone Subsidiaries is a party which prevents or is reasonably likely to prevent the continued operation by the Cornerstone Parties and the Cornerstone Subsidiaries of the Cornerstone Properties in the Ordinary Course.

        (p) ABSENCE OF CHANGES IN BENEFIT PLANS; ERISA COMPLIANCE.

           (i) Except as disclosed in the SEC Documents, since the Financial Statement Date there has not been any adoption or amendment by Cornerstone, any Cornerstone Subsidiary or any Person affiliated with Cornerstone under Section414(b), (c), (m) or (o) of the Code (each, an "ERISA AFFILIATE

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
       OF CORNERSTONE") of any bonus, pension, profit sharing, deferred compensation, incentive compensation, stock ownership, stock purchase, stock option, phantom stock, retirement, vacation, severance, disability, death benefit, hospitalization, medical or other employee benefit plan, arrangement or understanding (whether or not legally binding, or oral or in writing) providing benefits to any current or former employee, officer or director of Cornerstone, any Cornerstone Subsidiary or any ERISA Affiliate of Cornerstone in accordance with any generally applicable policy of Cornerstone (collectively, "CORNERSTONE BENEFIT PLANS"). No Cornerstone Benefit Plan is or has been subject to title IV of ERISA or to Section412 of the Code or Section302 of ERISA.

           (ii) Each Cornerstone Benefit Plan is listed in SCHEDULE 5.1(P) (CORNERSTONE BENEFITS), including, with respect to terminated Cornerstone Benefit Plans, the date of termination. True and correct copies of each of the following have been made available to the GP Parties: (A) the most recent annual report (Form 5500) relating to each such Cornerstone Benefit Plan for which such a report is required to be filed with the IRS, (B) each such Cornerstone Benefit Plan, (C) the trust agreement, if any, relating to each such Cornerstone Benefit Plan, (D) the most recent summary plan description for each such Cornerstone Benefit Plan for which a summary plan description is required by ERISA, and (E) the most recent determination letter, if any, issued by the IRS with respect to any such Cornerstone Benefit Plan which the related Cornerstone Party or subsidiary treats as qualified under Section401 of the Code.

           (iii) As to any such Cornerstone Benefit Plan which the related Cornerstone Party or subsidiary treats as qualified under Section401 of the Code, such Cornerstone Benefit Plan satisfies in form and operation the requirements of such Section and there has been no termination or partial termination of such Cornerstone Benefit Plan within the meaning of Section411(d)(3) of the Code. As to any such terminated Cornerstone Benefit Plan which the related Cornerstone Party or subsidiary treated as having been qualified under Section401 of the Code, such terminated Cornerstone Benefit Plan received a favorable determination letter from the IRS with respect to its termination.

           (iv) There are no actions, suits or claims pending (other than routine claims for benefits) or, to the Knowledge of Cornerstone, threatened against, or with respect to, any such Cornerstone Benefit Plans or their assets that could reasonably be expected to have a Material Adverse Effect. To the Knowledge of Cornerstone, there is no matter pending before the IRS, the Department of Labor or the PBGC with respect to any of such Cornerstone Benefit Plans. All contributions required under any Cornerstone Benefit Plan have been timely made. Other than as disclosed in SCHEDULE 5.1(P)(IV) (CORNERSTONE SEVERANCE), neither Cornerstone nor any Cornerstone Subsidiary is a party to or is bound by any severance agreement, program or policy. True and correct copies of all employment agreements with officers of Cornerstone and the Cornerstone Subsidiaries, and all vacation, overtime and other compensation policies of Cornerstone and the Cornerstone Subsidiaries relating to their employees, have been made available to the Wilson Parties. The assets of each Cornerstone Benefit Plan which are required under ERISA to be held in trust are held in trust in accordance with ERISA, and the assets of such trust, are valued at fair market value on the books and records of such trust at least annually.

           (v) Except as described in Cornerstone SEC Documents or as would not have a Material Adverse Effect, (A) all Cornerstone Benefit Plans, including any such plan that is an "employee benefit plan" as defined in Section3(3) of ERISA, are in compliance with all applicable requirements of law, including ERISA and the Code, (B) other than claims for benefits in the normal course, neither Cornerstone, any Cornerstone Subsidiary nor any ERISA Affiliate of Cornerstone has any liabilities or obligations with respect to any such Cornerstone Benefit Plan or for the funding of any such plan or any related trust or insurance arrangement, whether accrued, contingent or otherwise, nor to the Knowledge of Cornerstone are any such liabilities or obligations expected to be incurred, and (C) all reporting and disclosure requirements with respect to the Cornerstone

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       Benefit Plans have been timely and completely satisfied. The execution of the Transaction Agreements, and performance of the Transactions, will not constitute an event under any Cornerstone Benefit Plan, policy, arrangement or agreement or any trust or loan that will or may result in any payment (whether of severance pay or otherwise), acceleration, forgiveness of indebtedness, vesting, distribution, increase in benefits or obligation to fund benefits with respect to any employee or director of Cornerstone, any Cornerstone Subsidiary or any ERISA Affiliate of Cornerstone.

        (q) VOTE REQUIRED. The Cornerstone Shareholder Approvals are the only votes of the holders of any class or series of Cornerstone's shares or other securities necessary (under applicable Law or otherwise) to approve the Transactions.

        (r) RENT ROLL. Cornerstone has delivered or caused to be delivered to the Wilson Parties a rent roll (a "CORNERSTONE RENT ROLL") for each of the Cornerstone Properties that is current as of March 31, 1998, or such later date as is stated therein. Each Cornerstone Rent Roll reflects all of the leases, tenancies or occupancies materially affecting such Cornerstone Properties as of such date, and the information set forth in each Cornerstone Rent Roll is true and correct as of March 31, 1998, or such later date as is stated therein. To Cornerstone's Knowledge, since the latest date stated on the Cornerstone Rent Roll, there have not been any material changes other than in the Ordinary Course in the Cornerstone Rent Rolls which either individually or in the aggregate would or would be reasonably expected to have a Material Adverse Effect.

        (s) CORNERSTONE GROUND LEASES. To the Knowledge of Cornerstone, each ground lease pursuant to which Cornerstone or a Cornerstone Subsidiary holds any interest as a ground lessee (a "CORNERSTONE GROUND LEASE") is identified on SCHEDULE 5.1(S) (CORNERSTONE GROUND LEASES) and is valid and in full force and effect, and the copy of each such Cornerstone Ground Lease as provided to the Wilson Parties is true, correct and compete and constitutes the entire agreement between the ground lessor and ground lessee thereunder and there have been no amendments thereto (either orally or in writing). To the Knowledge of Cornerstone, there is no material default by either the ground lessor or ground lessee under any such Cornerstone Ground Lease and no conditions exist that, with the passage of time or the giving of notice or both, would constitute a material default thereunder and no notice of termination has been given by either a ground lessor or a ground lessee under any such Cornerstone Ground Lease. To the Knowledge of Cornerstone, the applicable Cornerstone Subsidiary's interest in each such Cornerstone Ground Lease is free of all Encumbrances except for Cornerstone Permitted Encumbrances.

        (t) INSURANCE. To the Knowledge of Cornerstone, all casualty, liability, business interruption and other insurance policies insuring Cornerstone, the Cornerstone Subsidiaries and the Cornerstone Properties in effect on the Execution Date are listed on SCHEDULE 5.1(T) (CORNERSTONE INSURANCE POLICIES) and are in full force and effect.

        (u) INSOLVENCY. There has not been filed by nor has Cornerstone or any Cornerstone Subsidiary received notice of a petition in bankruptcy or any other insolvency proceeding, or for the reorganization or appointment of a receiver or trustee with respect to Cornerstone or a Cornerstone Subsidiary, nor has Cornerstone or any Cornerstone Subsidiary made an assignment for the benefit of creditors, nor filed a petition for arrangement, nor entered into any arrangement of creditors, nor admitted in writing its inability to pay debts as they become due.

        (v) EQUITY SECURITIES. The Equity Securities to be issued to the WW&A Shareholders and Participating Investors are, or prior to the Closing will be, duly authorized and, when issued by the Cornerstone Parties as contemplated by the terms of this Agreement, will be, in the case of Units, validly issued under the terms of the Partnership Agreement and, in the case of the Shares, including those issued upon exchange of the Units, validly issued, fully paid and non-assessable, free and clear of any Encumbrances other than restrictions arising from any Encumbrances on WW&A Shares or WW&A Interests or restrictions set forth in the Escrow Agreement and under federal and applicable state securities laws.

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
        (w) NO DEFAULT. Neither Cornerstone nor any of the Cornerstone Subsidiaries is in default under, or in violation of, any provision of its organizational documents.

        (x) NO RESTRICTIONS ON EQUITY SECURITIES. Except for the Transaction Agreements and except as listed and described in SCHEDULE 5.1(X) (RESTRICTIONS ON EQUITY SECURITIES), there are no shareholders' agreements, partners' agreements, voting trust agreements or other restrictive agreements relating to the sale or voting of the Units or the Shares that would prevent the Cornerstone Parties from consummating the Transactions or that would otherwise have any adverse effect on any of the Transactions.

        (y) TREATMENT AS A PARTNERSHIP. The Operating Partnership is, and since the date of its formation has been, a partnership for federal, state and local income tax purposes.

        (z) PREVIOUSLY OWNED PROPERTY. To the Knowledge of the Cornerstone, neither Cornerstone nor the Operating Partnership nor any Cornerstone Subsidiary currently owns or has previously owned any real property other than the Cornerstone Properties the current or previous ownership of which would or would be reasonably expected to have a Material Adverse Effect.

        (aa) FORM S-3 REGISTRATION STATEMENT. Cornerstone is eligible to use a Form S-3 registration statement under the Securities Act.

    5.2 DEFINITION OF KNOWLEDGE. As used in this Agreement, the terms "CORNERSTONE'S KNOWLEDGE" or "OPERATING PARTNERSHIP'S KNOWLEDGE" or "KNOWLEDGE OF CORNERSTONE" or "KNOWLEDGE OF THE OPERATING PARTNERSHIP" or phrasings thereof of similar import shall mean only the "current actual knowledge" of the persons listed on SCHEDULE 5.2 (CORNERSTONE KNOWLEDGE PARTIES) after consultation with the officers and other employees of the Cornerstone Parties with oversight responsibilities for the Cornerstone Subsidiaries and the Cornerstone Properties concerning the subject matter of the representations being made, who in turn have consulted with the local property managers as deemed necessary concerning the subject matter of the representations being made. As used herein, the term "CURRENT ACTUAL KNOWLEDGE" shall mean only the actual, current, conscious (and not constructive, imputed or implied) knowledge of such designees, and current actual knowledge does not include constructive, imputed or implied knowledge of any employee, agent or other representative of Cornerstone or the Operating Partnership other than such designees. Anything herein to the contrary notwithstanding, none of the persons listed on SCHEDULE 5.2 (CORNERSTONE KNOWLEDGE PARTIES) shall have any personal liability or obligation whatsoever with respect to any of the representations made by Cornerstone or the Operating Partnership being or becoming untrue, inaccurate or incomplete in any respect.

    5.3  REMEDIES FOR BREACH OF REPRESENTATION AND WARRANTY.

        (a) ACCEPTANCE OF BREACH. If the Wilson Parties have Knowledge as of Closing that a representation or warranty with respect to Cornerstone or a Cornerstone Subsidiary is not true and correct in any material respect as of the day made and do not elect to terminate this Agreement under Section10.1(a) (REPRESENTATIONS AND WARRANTIES), the Wilson Parties shall be deemed to have waived such inaccuracy, and the Wilson Parties shall have no further rights of recourse (including, without limitation, under Section11 (INDEMNIFICATION, CLAIMS AGAINST HOLDBACK) with respect thereto.

        (b) INACCURACIES ASSERTED AFTER CLOSING. In the event that the Wilson Parties proceed or are required to proceed with the closing of the Transactions, the sole and exclusive remedy of the Wilson Parties for any representation or warranty not waived pursuant to Section5.3(a) (ACCEPTANCE OF BREACH) alleged after the Closing Date to be untrue or inaccurate in any respect as of the date made shall be as set forth in Section11 (INDEMNIFICATION; CLAIMS AGAINST HOLDBACK).

    6. PRE-CLOSING COVENANTS.

    6.1 CONDUCT OF THE BUSINESS OF THE WILSON PARTIES. Except as specifically permitted or provided for in this Section6 (PRE-CLOSING COVENANTS) or with respect to any Withdrawn Project, the Wilson Parties, severally and

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not jointly, covenant and agree that from the Execution Date and the earlier of the termination of this Agreement or the Closing Date, unless the Cornerstone Parties have consented in writing to any other act or omission (such consent not to be unreasonably withheld, conditioned or delayed), they shall perform or observe, or, in the case of GP Parties, cause or, in the case of Other Projects or Project Entities which have a co-general partner or co-manager, exercise reasonable efforts to cause their Related Project Entities to perform or observe (it being understood that the GP Parties do not unilaterally control all actions and decisions of these entities, and accordingly, the GP Parties shall be deemed to have complied with the following covenants in the event the appropriate GP Party performs such covenants consistent with its rights under, including its powers, authorities and rights as a direct or indirect general partner or manager, and subject to any limitations on its authority under, the governing documents for the entity), the following:

        (a) OPERATION IN ORDINARY COURSE. Each GP Party, or its Related Project Entities, shall use commercially reasonable efforts to operate and maintain its Related Projects in the Ordinary Course and each Wilson Party shall use commercially reasonable efforts to preserve intact for the Operating Partnership and Cornerstone the goodwill and advantageous relationships with tenants, customers, suppliers, managers, employees, independent contractors and others having beneficial on-going relationships with the Related Projects, Funds or WW&A, as the case may be. "ORDINARY COURSE" means, with respect to any person, in the ordinary course of that person's business consistent with reasonable commercially acceptable business practices, in good faith, in such person's reasonable business judgment and in compliance with all Laws.

        (b) LEASING AND LEASE COSTS.

           (i) The GP Parties shall cause the Related Project Entities to use reasonable efforts to cause the leasing of the Projects and to continue to pay all Lease Costs (hereinafter defined) incurred, in the Ordinary Course, provided, that the Related Project Entities shall not incur any internal commission obligations in connection therewith, other than as contemplated by the related Project Management Agreement.

           (ii) The appropriate Related Project Entity shall be responsible for and timely pay all leasing commissions, tenant improvement allowances, cost of tenant improvement work, and other out of pocket lease inducements (collectively, "LEASE COSTS") for leases entered into before April 1, 1998. The appropriate Related Project Entity will be responsible for fifty percent (50%) of any Lease Costs for leases entered into after March 31, 1998, and before the Closing Date, with the Operating Partnership responsible for the remainder. The Operating Partnership will be responsible for all Lease Costs for leases entered into on and after the Closing. Lease Costs will be credited and paid in accordance with Section1.3(d) (CERTAIN CASH ADJUSTMENTS), provided that at the Closing the Lease Costs for all Approved Additional Projects shall be allocated in accordance with Section1.3(n) (APPROVED ADDITIONAL PROJECTS) and the Lease Costs for the Agoura Hills Project shall be allocated in accordance with Section1.3(m) (AGOURA HILLS).

           (iii) The Operating Partnership's share of pre-Closing Lease Costs incurred by or on behalf of a Partially Participating Project will be reduced in proportion to that portion of the outstanding Interests in such Partially Participating Projects not sold or contributed to the Cornerstone Parties in connection with the Closing. For example, if only forty percent (40%) of the outstanding Interests in a Partially Participating Project are sold or contributed to the Cornerstone Parties in connection with the Closing, the Operating Partnership will be responsible for twenty percent (20% = 50% x 40%) of Lease Costs for leases entered into after March 31, 1998 and prior to the Closing Date. Lease Costs with respect to a Partially Participating Project and leases entered into on and after the Closing Date will be allocated in accordance with the appropriate Project Entity's organizational documents.

        (c) CAPITAL EXPENDITURES.

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           (i) The Related Project Entities shall continue to make capital improvements and repairs to the Projects as necessary to maintain the Projects in the Ordinary Course and consistent in timing with prior practices.

           (ii) The appropriate Related Project Entity shall be responsible for and timely pay the cost of any capital improvements or repairs ("CAPITAL EXPENDITURES") incurred and paid or due and payable prior to April 1, 1998. The appropriate Related Project Entity shall pay fifty percent (50%) of Capital Expenditures incurred and paid or due and payable after March 31, 1998, and before the Closing Date, with the Operating Partnership responsible for the remainder. The Operating Partnership will be responsible for Capital Expenditures incurred and paid or due and payable on and after Closing. Notwithstanding the foregoing, the pending capital improvements at the Pruneyard Inn, Pruneyard Place, POP IX and Bay Park Plaza Projects will be allocated in accordance with SectionSection1.3 (i) (PRUNEYARD ADJUSTMENT), 1.3 (k) (BAY PARK PLAZA ADJUSTMENT), and 1.3 (l) (POP IX ADJUSTMENT). Capital Expenditures shall be credited and paid in accordance with Section1.3(d) (CERTAIN CASH ADJUSTMENTS); provided that at the Closing the Capital Expenditures for all Approved Additional Projects shall be allocated in accordance with Section1.3(n) (APPROVED ADDITIONAL PROJECTS) and the Capital Expenditures for the Agoura Hills Project shall be allocated in accordance with Section1.3(m) (AGOURA HILLS).

           (iii) The Operating Partnership's share of the pre-Closing Capital Expenditures incurred by or on behalf of a Partially Participating Project will be reduced in proportion to that portion of the outstanding Interests in such Partially Participating Projects not sold or contributed to the Cornerstone Parties in connection with the Closing. For example, if only forty percent (40%) of the outstanding Interests in a Partially Participating Project are sold or contributed to the Cornerstone Parties in connection with the Closing, the Operating Partnership will be responsible for twenty percent (20% = 50% x 40%) of the Capital Expenditures incurred and paid or due and payable after March 31, 1998, and before the Closing Date. Capital Expenditures with respect to a Partially Participating Project incurred and paid or due and payable on and after the Closing Date will be allocated in accordance with the appropriate Project Entity's organizational documents.

        (d) PERSONAL PROPERTY. No GP Party, nor any of its Related Project Entities, shall remove any material personal property (other than Excluded Assets) owned by such Parties located in or on its Related Projects, except as may be required for repair and replacement or to be discarded in the Ordinary Course. WW&A (other than Excluded Assets) shall not remove any material personal property located in any premises owned or controlled by it, except as may be required for repair and replacement or to be discarded in the Ordinary Course. All replacements must be of quality at least equal to the replaced items, and either free and clear of Encumbrances, except to the extent the original personal property was so encumbered or as incurred in the Ordinary Course and included in Existing Project Debt at the Closing.

        (e) MATERIAL CONTRACTS. (i) No GP Party, nor any of its Related Entities will enter into, renew, extend or modify any Related Material Contract except in the Ordinary Course or under circumstances in which the GP Party and its successors and assigns retain a right to terminate on thirty (30) days' notice with no material cost to exercise such right, and (ii) WW&A will not renew, extend or modify any WW&A Material Contract except in the Ordinary Course or under circumstances in which WW&A and its successors and assigns retain a right to terminate on thirty (30) days' notice with no material cost to exercise such right.

        (f) PRE-CLOSING AUDITS AND COSTS. The Wilson Parties shall, upon request of the Cornerstone Parties at any time after the Execution Date, assist the Cornerstone Parties in their preparation of audited statements of income and expense and such other documentation as the Cornerstone Parties may reasonably request, covering the period of existence and operation of WW&A and the Funds and

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    the Related Project Entities' ownership of their Related Projects. The
    Cornerstone Parties shall cause such audited statements to be prepared in a manner which minimizes, to the extent practicable, disruption of the Wilson Parties' and the Related Project Entities' business operations. The Wilson Parties shall be responsible for, and shall appropriately allocate among the persons so audited, the reasonable auditors' fees and expenses and other reasonable out of pocket expenses of preparing such statements with respect to calendar year 1997. Auditors' fees and expenses for calendar years 1995 and 1996 shall be payable as set forth in Section 1.5 (CERTAIN CLOSING COSTS). All other auditors' fees and expenses and out of pocket costs shall be the responsibility of and be paid for by the Cornerstone Parties. Auditors' fees and expenses and related out of pocket costs will be allocated, credited and paid in accordance with Section1.3(d) (CERTAIN CASH ADJUSTMENTS).

        (g) COMPLIANCE WITH AGREEMENTS. Each GP Party or its Related Project Entities, as applicable, shall make or cause to be made all required payments within any applicable grace period under related Existing Project Debt, including the Assumed Loans, and each of the GP Party, its Project Entities and WW&A shall comply, and shall exercise commercially reasonable efforts to cause counterparties to comply with all material terms, covenants and conditions under any such Indebtedness and under the office and commercial leases, the leases on personal property, the Related Material Contracts and the WW&A Material Contracts, as the case may be. Each Wilson Party shall pay all other accounts payable, including trade debt, when due in the Ordinary Course. Each GP Party or its Related Project Entities, as applicable, shall not make or cause to be made any material change in any underlying loan documents evidencing any Existing Project Debt which is contemplated to be assumed or taken subject to by the Operating Partnership pursuant to Section1.4 (ASSUMPTION OR PREPAYMENT OF MORTGAGE INDEBTEDNESS) except in connection with any modifications agreed upon by the lenders and the Operating Partnership relating to the assumption of the loan and will not increase the outstanding principal balance of the Existing Project Debt, except as permitted under the related loan documents.

       (h) ALIENATION OF PROJECTS. Except with respect to (i) Permitted Encumbrances and (ii) Withdrawn Projects, no GP Party shall cause or permit its Related Projects, or any interest therein, to be alienated, or otherwise transferred, or any Encumbrance to be placed thereon except (A) the Projects may be encumbered by easements to the extent necessary or desirable to permit the development or continual operation of a Project, and (B) the Projects may be Encumbered to the extent necessary or desirable in connection with a Permitted Financing. "PERMITTED FINANCINGS" means financings or refinancings currently in process but not currently completed, as described in SCHEDULE 6.1(H)(2) (WILSON PARTIES PERMITTED FINANCING) or as otherwise consented to by Cornerstone in writing, which consent shall not be unreasonably withheld, conditioned or delayed. Notwithstanding anything to the contrary in the foregoing, prior to the Closing Date, the Wilson Parties shall spin off any Withdrawn Projects to the owners thereof or to an entity created for that purpose in accordance with Section1.9(d) (PROCEDURE).

        (i) MAINTENANCE OF INSURANCE. WW&A and each GP Party or its Related Project Entities, will to the extent practicable, maintain and keep in full force and effect the hazard, liability and casualty insurance it is currently maintaining or the reasonable equivalent thereof.

        (j) NOTICE OF VIOLATIONS. Each Wilson Party shall promptly give the Cornerstone Parties written notice of, and promptly deliver to the Cornerstone Parties a true and complete copy of, any written notice such Wilson Party or a Related Entity may receive, on or before the Closing Date, from any Governmental Authority concerning a violation of any applicable material Law or of any written notice of default from the holder of any Assumed Loan, which violation or default could reasonably be expected to have a Material Adverse Effect.

        (k) EMPLOYMENT TERMS. Except for actions taken in the Ordinary Course or in connection with the Transactions (including one time compensation benefits related hereto), subject to the limitations, if any, imposed in the Employment Letter, WW&A shall not materially increase the compensation or benefits paid to any of its employees or adopt, enter into, amend or terminate in any material respect any employment, consulting, termination, severance or retention agreement to which such an employee is a party, in a manner which would have a Material Adverse Effect on the Cornerstone Parties after the Closing. Nothing in this subsection will prohibit WW&A from making distributions or paying bonuses to its shareholders or employees prior to the Closing, subject to the limitations, if any, imposed in the Employment Letter.

        (l) THIRD PARTY CONSENTS. Each Wilson Party shall use commercially reasonable efforts to obtain all consents from third parties necessary for the Wilson Party to consummate the Transactions.

        (m) TAX EXEMPT INDEBTEDNESS. No modifications will be made to the terms of any tax exempt bonds or other tax exempt Indebtedness relating to any Related Projects.

        (n) SPECIAL DISTRIBUTIONS TO SHAREHOLDERS AND PARTNERS. Notwithstanding anything to the contrary in this Section6.1, each Wilson Party and each Fund and Related Project Entity may accumulate and distribute to its shareholders, members or partners immediately prior to the Closing Date, any cash then on hand after payment of costs and adjustments as provided herein, PROVIDED that it has continued to incur and pay its obligations and collect its rents in the Ordinary Course, and PROVIDED FURTHER that such cash on hand will not include the proceeds of insurance or condemnation.

        (o) FUND-IV UNCALLED CAPITAL. The Wilson Parties shall not call for uncalled FUND-IV Investor capital funding obligations and co-investment rights in excess of $60,000,000 in the aggregate, nor will the Wilson Parties amend the FUND-IV agreement of limited partnership or co-investment agreements to increase, over current limits, the uncalled Investor capital obligations (except to the extent pending calls are cancelled) and co-investor rights.

        (p) CONSENT TO INVESTOR TRANSFERS. No Wilson Party shall effect any transfer and no GP Party shall consent to any transfer by an Investor of any portion of that Investor's Interest, other than (i) a pledge to a financial institution as security for a BONA FIDE loan (which must be released on or before Closing), or (ii) a transfer to a Permitted Transferee. Any such consent must be expressly conditioned on the transferee's acknowledgment that it takes such Interest subject to all prior actions made with respect thereto, including the Consent.

        (q) LIST OF INVESTORS. As soon as practicable, and in all events not later than fifteen (15) days after the Execution Date, the Wilson Parties shall create a list of the Investors setting forth for each Investor such Investor's name, mailing address and Interests as set forth in the books and records of the related Wilson Party, related Fund or Related Project Entity and, on such basis, shall be accurate to the related GP Party's Knowledge. With respect to any Joint Venture in which a GP Party is not an administrative or managing general partner or member (a "NON-CONTROLLED JOINT VENTURE"), the appropriate Wilson Party will exercise commercially reasonable efforts to obtain such information on a timely basis, but will make no representation or warranty as to the accuracy thereof.

    6.2  ACQUISITIONS.

        (a) ACQUISITIONS PRIOR TO THRESHOLD CONSENT DATE. The Wilson Parties may, from time to time prior to the Cornerstone Threshold Consent Date (hereinafter defined), acquire or enter into binding agreements to acquire, additional real estate projects or interests therein (such additional projects or interests, other than Retained Properties and interests or properties related thereto, the "ACQUISITIONS"). The Wilson Parties shall from time to time before the Cornerstone Threshold Consent Date notify the Cornerstone Parties of such proposed Acquisitions, the material terms thereof, and the status thereof. All such Acquisitions must be made through WW&A or FUND-IV. Cornerstone may, by notice delivered on or before the fifth
    (5th) business day after receipt of such notice and information from the Wilson Parties, elect in its discretion to have any such Acquisition included in the Transactions and treated as a Project hereunder, Interests in which will be included in the Transactions pursuant to Section1.3(n) (APPROVED ADDITIONAL PROJECTS) (if so approved, an "APPROVED

                                      A-78
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    ADDITIONAL PROJECT"). If Cornerstone elects not to so include the
    Acquisition in the Transactions, all right, title and interest of the Wilson Parties in the Acquisition will be spun out to the appropriate owners or an entity owned by them before the Closing, and the Wilson Parties or their owners may negotiate and complete the Acquisition outside of and independently of the Transactions.

        (b) ACQUISITIONS AFTER THRESHOLD CONSENT DATE. From and after the Cornerstone Threshold Consent Date, neither the Wilson Parties nor FUND-IV may acquire, or enter into binding agreements to acquire, Acquisitions without the approval of Cornerstone, which approval may be withheld in Cornerstone's sole discretion. Any Acquisition so approved will be included as an Approved Additional Project.

        (c) INCLUSION OF ACQUISITIONS IN CONTRIBUTION TRANSACTION. Upon Closing, the Operating Partnership shall assume and perform all of the obligations of the Wilson Parties or FUND-IV in respect of any pending Approved Additional Project. Prior to the Closing, Cornerstone shall, upon request by WW&A, advance and loan from time to time to the Related Project Entity (an "ACQUISITION LOAN") an amount equal to all out-of-pocket costs and expenses (not payable to WW&A or an affiliate of WW&A unless expressly approved by Cornerstone in its discretion) reasonably incurred prior to the Closing by the Related Project Entity in connection with the acquisition of the Approved Additional Project. At the request of Cornerstone, such advances under an Acquisition Loan in excess of $1,000,000 will be secured by a first priority mortgage or deed of trust on the Approved Additional Project and evidenced by such loan documentation as Cornerstone may reasonably request, which shall include, without limitation, provision for all distributable cash flow and proceeds from the Approved Additional Project to be paid to the Operating Partnership (the "DISTRIBUTABLE CASH"). Distributable Cash shall be applied first to accrued and unpaid interest and then to the principal balance of such Acquisition Loan. In the event that this Agreement is terminated prior to Closing, twenty percent (20%) of the outstanding amount of each Acquisition Loan shall become due and payable upon ten (10) business days' demand by Cornerstone, and the balance and all interest accrued and unpaid thereon shall be due one hundred eighty (180) days thereafter. All advances under an Acquisition Loan shall accrue interest at a rate per annum until paid equal to LIBOR PLUS 150 basis points (the "APPLICABLE RATE"), but, prior to maturity, shall only be payable to the extent of Distributable Cash. "LIBOR" means the one month London Interbank Offer rate as reported from time to time under the heading "Interest: LIBOR (one month)" by the WALL STREET JOURNAL. FUND-IV shall personally and unconditionally guarantee the payment of each such Acquisition Loan and the performance of the borrower under the applicable loan documentation pursuant to a form of guarantee prescribed by Cornerstone and approved by the Wilson Representative, which approval will not be unreasonably withheld, conditioned or delayed. The parties hereto shall enter into appropriate and mutually agreed amendments to the Transaction Agreements and the Schedules hereto and thereto to take into appropriate account such Approved Additional Projects as the Wilson Representative and the Cornerstone Parties may mutually agree, such agreement not to be unreasonably withheld, conditioned or delayed. At the Closing, the Approved Additional Projects shall be conveyed to the Operating Partnership for an amount of Consideration determined as provided in Section1.3(m) (APPROVED ADDITIONAL PROJECTS).

        (d) LIMITATION ON ACQUISITIONS. The Wilson Parties shall not enter into, and shall not permit any affiliate of the Wilson Parties, the Funds or any other Project Entity to enter into, any Acquisitions after the Execution Date except in accordance with this Section 6.2 (ACQUISITIONS). The terms of any proposed Acquisition shall not include payment of an acquisition, similar fee or other compensation or amount to WW&A or any affiliate of WW&A, unless approved by the Cornerstone Parties in their discretion.

    6.3  INTENTIONALLY OMITTED.

    6.4  INTENTIONALLY OMITTED.

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    6.5  CONDUCT OF THE BUSINESS OF THE CORNERSTONE PARTIES.  Except as
specifically provided for in this Section6 (PRE-CLOSING COVENANTS) and except for Cornerstone Permitted Transactions (as hereinafter defined), the Cornerstone Parties jointly and severally covenant and agree that between the Execution Date and the Closing Date, unless the Wilson Representative has consented in writing to any other act or omission (such consent not to be unreasonably withheld, conditioned or delayed) and except as described in SCHEDULE 6.5 (CORNERSTONE PENDING TRANSACTIONS), the Cornerstone Parties shall perform or observe and shall cause their subsidiaries to perform and observe, the following; PROVIDED, however, with respect to Cornerstone Subsidiaries which the Operating Partnership does not own (directly or indirectly) all of the equity interests and the Operating Partnership thus does not unilaterally control all actions and decisions of such Cornerstone Subsidiaries, the Cornerstone Parties shall be deemed to have complied with the following covenants in the event the Operating Partnership performs such covenants consistent with its rights under (including its powers, authorities and rights as a direct or indirect general partner or manager), and subject to any limitations on its authority under, the governing documents for the Cornerstone Subsidiaries in which the Operating Partnership does not own (directly or indirectly) all of the equity interests of such Cornerstone Subsidiaries):

        (a) OPERATION IN ORDINARY COURSE. The Cornerstone Parties shall, and shall cause each of their respective Cornerstone Subsidiaries and affiliates to, use commercially reasonable efforts to conduct their operations in the Ordinary Course. The Cornerstone Parties shall use commercially reasonable efforts to preserve intact the goodwill and advantageous relationships of the Cornerstone Parties and Cornerstone Subsidiaries with tenants, customers, suppliers, independent contractors and others having beneficial on-going relationships with the Cornerstone Properties.

        (b) AMENDMENT OF CHARTER DOCUMENTS. Neither Cornerstone nor the Operating Partnership shall amend its respective Company Charter, bylaws, Partnership Agreement or other charter document, except as contemplated by this Agreement, or as may be reasonably necessary to effect a Permitted Transaction.

        (c) ISSUANCE OF SHARES. Except for Cornerstone's Dividend Reinvestment Share Purchase Plan and the exercise of share options or issuance of shares pursuant to stock rights, options, restricted share or performance share awards or warrants outstanding on the date of this Agreement, except as disclosed in SCHEDULE 6.5(C) (CORNERSTONE EMPLOYEE GRANTS), or except as may be reasonably necessary to effect a Permitted Transaction, neither Cornerstone nor the Operating Partnership shall issue, deliver or sell, or grant any option or other right in respect of, any Shares, any other voting securities of Cornerstone or any Cornerstone Subsidiary or any securities (including without limitation, Units) convertible into, or any rights, warrants or options to acquire, any such Shares, voting securities or convertible securities (except to Cornerstone or a Cornerstone Subsidiary) or effect any stock split, reverse stock split, stock dividend, recapitalization or similar transaction, except the foregoing shall not prohibit the issuance of Shares in connection with the conversion of any currently outstanding convertible preferred stock, Units or convertible notes.

        (d) DIVIDEND. Neither Cornerstone nor the Operating Partnership shall
    (i) declare, set aside or pay any dividend or make any other distribution or payment with respect to any shares of its capital stock other than (A) quarterly dividends and distributions paid by the Cornerstone Parties in the Ordinary Course of its business not in excess of $0.30 per Share or Unit, as the case may be, and regular annual dividends not in excess of $1.155 per share of Cornerstone Preferred Shares (with customary record and payment dates) or as required to maintain its REIT qualification or (B) the Special Dividend described in Section6.5(e) (SPECIAL DIVIDEND) or (ii) directly or indirectly redeem, purchase or otherwise acquire any shares of its capital stock or the capital stock of any of its affiliates in an aggregate amount in excess of $10,000,000 or make any commitments for any such action, except for the repurchase of stock from employees upon termination of employment or pursuant to Cornerstone's existing stock option plan.

        (e) SPECIAL DIVIDEND. Cornerstone shall declare a special dividend to holders of Cornerstone Shares (and a corresponding special distribution will be made by the Operating Partnership with respect to outstanding Units) with a record date as of the last business day prior to the Closing in an amount equal to the prorata portion of Cornerstone's most recent quarterly dividend, with such prorata amount to equal (x) the number of days since the last dividend record date through the date of Closing divided by (y) 90 (such dividend and distribution the "SPECIAL DIVIDEND").

        (f) CERTAIN CAPITAL TRANSACTIONS. Except to the extent disclosed in writing and approved by the Wilson Parties on or prior to the Execution Date, neither Cornerstone nor the Operating Partnership shall, and shall not permit any Cornerstone Subsidiary to, (i) engage in any transaction or series of related transactions involving capital, securities or other assets or Indebtedness of Cornerstone, a Cornerstone Subsidiary, or any combination thereof in excess of $25,000,000; (ii) acquire by merging or consolidating with, or by purchasing all or a substantial portion of the equity securities or all or substantially all of the assets of, or by any other manner, any business or any corporation, partnership, limited liability company, joint venture, association, real estate investment trust, business trust or other business organization or division thereof or interest therein; (iii) sell, lease (other than in the Ordinary Course) or otherwise dispose of any of the Cornerstone Properties or any material assets or assign or encumber the right to receive income, dividends, distributions and the like; or (iv) incur any indebtedness, issue or refinance any Indebtedness or make any loans, advances or capital contributions to, or investments in, any other person; excluding an amendment to the Operating Partnership's line of credit with Bankers Trust Company as necessary to enable the Operating Partnership to fund costs for closing of the Transactions, and financial transactions undertaken by Cornerstone or the Cornerstone Subsidiaries in accordance with their respective ordinary cash management practices such as investments or deposits in commercial paper, obligations of the United States of America or its agencies or instrumentalities, certificates of deposit, time deposits, repurchase agreements and similar financial arrangements.

        (g) LOANS. Neither Cornerstone nor the Operating Partnership shall, and shall not permit any of its respective Cornerstone Subsidiaries or affiliates to, make, in amounts that are in the aggregate material to Cornerstone or the Operating Partnership, any loans, advances or capital contributions to, or investments in, any unaffiliated third party other than contemplated by the Transaction Agreements or in the Ordinary Course.

        (h) TAX ELECTIONS. Neither Cornerstone nor the Operating Partnership shall make any tax election (unless required by law or necessary to preserve Cornerstone's status as a REIT or the status of the Operating Partnership or of any other Cornerstone Subsidiary as a partnership for federal income tax purposes), without obtaining the consent thereto of the Wilson Representative, which shall not be unreasonably withheld, conditioned, or delayed.

        (i) ACCOUNTING AND TAXES. Neither Cornerstone nor the Operating Partnership shall (i) change in any material manner any of its methods, principles or practices of accounting in effect at the Execution Date, or
    (ii) make or rescind any express or deemed election relating to Taxes, settle or compromise any claim, action, suit, litigation, proceeding, arbitration, investigation, audit or controversy relating to Taxes, except in the case of settlements or compromises relating to Taxes on Projects in an amount not to exceed, individually or in the aggregate, $2,000,000, or change any of its methods of reporting income or deductions for federal income tax purposes from those employed in preparation of its federal income tax return for the most recently completed taxable year except, in the case of clause (i), as may be required by the SEC, applicable Law or GAAP.

        (j) CORNERSTONE BENEFIT PLANS. Neither Cornerstone nor the Operating Partnership shall, except as provided in the Transaction Agreements, adopt any new employee benefit plan, incentive plan, severance plan, stock option or similar plan or amend any existing plan or rights, except for such changes as are necessary to accommodate the consummation of the Transactions or are required by Law and except as disclosed in SCHEDULE 6.5(C) (CORNERSTONE EMPLOYEE GRANTS).

        (k) RELATED PARTY TRANSACTIONS. Except as disclosed in SCHEDULE 6.5(C) (CORNERSTONE EMPLOYEE GRANTS), neither Cornerstone nor the Operating Partnership shall enter into or amend or otherwise modify any agreement or arrangement with persons that are affiliates or, as of the Effective Date, are executive officers or directors of Cornerstone or any Cornerstone Subsidiary.

        (l) SATISFACTION OF OBLIGATIONS. Neither Cornerstone nor the Operating Partnership shall, and shall not permit any of the Cornerstone Subsidiaries or affiliates to, pay, discharge or satisfy any material amount of claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction in the Ordinary Course or in accordance with their terms, of liabilities reflected or reserved against in, or contemplated by, the most recent consolidated financial statements (or the notes thereto) of Cornerstone included in Cornerstone's SEC Report on Form 10-Q for the quarter ended March 31, 1998 or incurred in the Ordinary Course consistent with past practice, except any such payment, discharge or satisfaction that will not have a Material Adverse Effect on Cornerstone or the Operating Partnership.

        (m) MERGER OR CONSOLIDATION. Neither Cornerstone nor the Operating Partnership shall merge or consolidate with any person or agree to do so.

        (n) THIRD PARTY CONSENTS. The Cornerstone Parties will use their commercially reasonable efforts obtain the consent of their lenders and other third parties, including Bankers Trust Company under the terms of Cornerstone's debt instruments, necessary for the Cornerstone Parties to consummate the Transactions.

        (o) PERMITTED TRANSACTIONS. The following are the "PERMITTED TRANSACTIONS":

           (i) PGGM. The issuance of Shares to PGGM or an affiliate thereof at a price per Share equal to or greater than the Effective Price and aggregate gross proceeds of $200,000,000 (adjusted for fractional shares), conditioned on the Closing of the Transactions and closing simultaneously therewith. The Wilson Parties acknowledge their approval of the terms of the Share issuance to PGGM, as reflected in the copy of the Stock Purchase Agreement delivered to the Wilson Parties, PROVIDED the Wilson Parties shall have the right to approve any material modifications thereto, which approval shall not be unreasonably withheld, conditioned or delayed.

           (ii) DEBT. Borrow money and incur Indebtedness and Liens as may be necessary to fund the cash to close the Transactions contemplated hereunder and otherwise in the Ordinary Course.

           (iii) UNITS CONVERSION. Issuance of Shares in redemption or conversion of outstanding Units in the Ordinary Course.

           (iv) PENDING TRANSACTIONS. Acquisition of investments set forth on
       SCHEDULE 6.5 (CORNERSTONE PENDING TRANSACTIONS) or otherwise previously disclosed in writing by Cornerstone to, and approved by, the Wilson Parties prior to the Execution Date on substantially the terms disclosed to the Wilson Parties and the issuance of Shares and/or Units and assumption or issuance of Indebtedness in connection therewith.

           (v) TRANSACTIONS HEREUNDER. Any other transactions necessary or appropriate in order to effect the Transactions.

           (vi) STOCK OPTIONS AND SHARES OF BUSINESS. With respect to employees of Cornerstone, the issuance of Shares upon the exercise of stock options existing as of the Execution Date and repurchase of Shares from any terminated employee of Cornerstone.

    6.6 PREPARATION OF THE INFORMATION STATEMENT; PROXY STATEMENT; SHAREHOLDERS MEETING.

        (a) INFORMATION STATEMENT. As soon as practicable following the Execution Date, Cornerstone and the Wilson Parties will jointly prepare and distribute to each of the Investors an information statement (which, together with all supplements and amendments thereto, if any, is referred to herein as the "INFORMATION STATEMENT"), together with the supplements thereto containing certain information concerning Cornerstone, the Operating Partnership, the Equity Securities and the contemplated Transactions, soliciting the Investors' consents to the Transactions and attaching the Consents and Investor Contribution Agreements. The parties will cooperate with each other in the preparation of the Information Statement and provide each other with such information (including financial information) relating to WW&A and Cornerstone and the Projects as is reasonably available to them and as the other party may request for purposes of preparing the Information Statement. The final form of the Information Statement shall be subject to the approval of the Wilson Parties and Cornerstone, respectively, which approval shall not be unreasonably withheld, conditioned or delayed. The Cornerstone Parties shall not be required to make any statement therein regarding the fairness of the Consideration to the Investors and shall have no liability whatsoever with respect to the fairness to the Investors of such Consideration, except with respect to applicable California Law regarding dissenters' rights.

        (b) PROXY STATEMENT. As soon as practicable (but in no event more than thirty (30) days following the Cornerstone Threshold Consent Date, Cornerstone shall finalize and file with the SEC a preliminary Proxy Statement and thereafter a definitive Proxy Statement, all in accordance with Rule 14a-6 promulgated under the Exchange Act. Cornerstone shall use commercially reasonable efforts to respond to any comments of the SEC and Cornerstone will use commercially reasonable efforts to cause the Proxy Statement to be mailed to the Cornerstone Shareholders as promptly as practicable. Cornerstone will notify the Wilson Parties of any comments from the SEC and of any request by the SEC for amendments or supplements to the Proxy Statement or for additional information. The Proxy Statement shall comply as to form in all material respects with all applicable requirements of Law. The Wilson Parties shall furnish all information concerning the Wilson Parties and the Projects as Cornerstone may reasonably request in connection with such actions and the preparation of the Proxy Statement. The Proxy Statement shall include a proposal to approve the Share issuance, an increase in the number of Shares available for employee incentive stock options and grants, the Merger and the other Transactions (all such actions proposed to be so approved collectively, the "CONTEMPLATED TRANSACTIONS").

        (c) CORNERSTONE SHAREHOLDERS' MEETING. Cornerstone will submit the Contemplated Transactions to a vote of Cornerstone's shareholders at a special meeting (the "CORNERSTONE SHAREHOLDERS' MEETING") for the purpose of obtaining the Cornerstone Shareholder Approvals.

        (d) NO CORNERSTONE MATERIAL MISSTATEMENTS. The information provided by the Cornerstone Parties for inclusion in the Information Statement and the Proxy Statement shall not, and, except to the extent of information supplied by the Wilson Parties, the definitive Proxy Statement shall not, (i) at the time the Information Statement is distributed to Investors or the Proxy Statement (or any amendment thereof or supplement thereto) is mailed to Cornerstone Shareholders, (ii) at the time of the Cornerstone Shareholders Meeting, and (iii) on the Closing Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. If at any time prior to the Closing Date any event or circumstances relating to the Cornerstone Properties or the Cornerstone Parties or their respective officers or directors should be discovered by the Cornerstone Parties which should be set forth in an amendment or a supplement to the Proxy Statement or Information Statement, the Cornerstone Parties shall promptly inform the Wilson Parties.

        (e) NO WILSON PARTY MATERIAL MISSTATEMENTS. The information provided by the Wilson Parties for inclusion in the Proxy Statement and the Information Statement, shall not, (i) at the time the Proxy Statement (or any amendment thereof or supplement thereto) is mailed to Cornerstone Shareholders or the Information Statement is distributed to the Investors, (ii) at the time of the Cornerstone Shareholders Meeting, and (iii) on the Closing Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Cornerstone shall provide the Wilson Representative a reasonable opportunity to review the preliminary Proxy Statement and to approve, prior to the filing of such Proxy Statement with the SEC, (A) the information provided by Wilson Parties for inclusion therein under the terms of this Section6.6 and (B) the description of the Transactions, Wilson Parties, Related Entities and Projects set forth therein, such approvals not to be unreasonably withheld, conditioned or delayed. If at any time prior to the Closing Date any event or circumstances relating to the Projects or the Wilson Parties or their respective officers or directors should be discovered by the Wilson Parties which should be set forth in an amendment or a supplement to the Proxy Statement or Information Statement, the Wilson Parties shall promptly inform Cornerstone.

    6.7 GOOD FAITH EFFORTS. Each of the Wilson Parties, on the one hand, and Cornerstone and the Operating Partnership, on the other hand, shall act in good faith and shall not take, and shall use commercially reasonable efforts to cause its respective subsidiaries or affiliates, if any, to refrain from taking, any action that would result in (i) any of the representations and warranties of such party set forth in the Transaction Agreements that are qualified as to materiality becoming untrue, (ii) any of such representations and warranties that are not so qualified becoming untrue in any material respect or (iii) any of the conditions precedent to Closing set forth in Section10 (CONDITIONS PRECEDENT TO CLOSING) not being satisfied.

    6.8 GOOD FAITH COOPERATION. Subject to the terms and conditions herein provided, the parties to this Agreement shall (A) use good faith, commercially reasonable efforts to cooperate with each other in (i) determining which filings are required to be made prior to the Closing Date with, and which consents, approvals, permits or authorizations are required to be obtained prior to the Closing Date from, Governmental Authorities, third party secured and unsecured lenders and rating agencies in connection with the execution and delivery of the Transaction Agreements and the Transactions, (ii) timely making all such filings and timely seeking all such consents, approvals, permits or authorizations, and
(iii) preparing such financial statements (including pro forma financial statements) as may be required by Cornerstone or the Operating Partnership for incorporation in the Proxy Statement, the Information Statement, the Registration Statement, or any filing required to be made with the SEC or as may otherwise be required to enable Cornerstone to satisfy its obligations under applicable Law or regulations; (B) use good faith, commercially reasonable efforts to obtain in writing any consents required from third parties necessary to effectuate the Transactions; and (C) use good faith, commercially reasonable efforts to take, or cause to be taken, all other actions and do, or cause to be done, all other things necessary, proper or appropriate to consummate and make effective the Transactions. If, at any time after the Closing Date, any further action is necessary or desirable to carry out the purpose of this Agreement, the proper officers and directors and other duly authorized representatives of the parties hereto shall take all such necessary action.

    6.9 PUBLIC ANNOUNCEMENTS. No party hereto will issue any press release or make any other public announcement relating to the Transactions without the prior consent of the other party, which consent shall not be unreasonably withheld, conditioned or delayed. Notwithstanding the foregoing, the Cornerstone Parties or Wilson Parties may make any disclosure required to be made by such party under the applicable Law or stock exchange rule if the party to which such Law or stock exchange rule applies determines that it is necessary to do so and used its reasonable efforts, prior to the issuance of the disclosure, to provide the other party with a copy of the text or script for the proposed disclosure and to discuss the proposed disclosure with the other party.

    6.10 GOVERNMENT FILINGS. Cornerstone and WW&A shall use good faith, commercially reasonable efforts to make, prior to the Closing Date, all necessary filings with all Governmental Authorities (including, without limitation, such filings as may be required under the Hart-Scott-Rodino Antitrust Improvement Act of 1976, as amended (the "HSR ACT") to carry out the Transactions and all expenses incident thereto shall be paid as a part of Closing Costs under Section1.5 (CERTAIN CLOSING COSTS).

    6.11 TIME OF CLOSING. Each of the parties hereto shall use good faith, commercially reasonable efforts and act in good faith to take all actions necessary to consummate the Transactions on or prior to the Scheduled Closing Date (as defined herein).

    6.12  NO SOLICITATION.

        (a) BY WW&A. From the Execution Date until the earlier of the termination of this Agreement or the Closing Date, each Wilson Party agrees that it shall not, directly or indirectly, through any officer, director, employee, agent, financial advisor or other representative retained by the Wilson Party, initiate or solicit (including by way of furnishing non-public information or assistance) any inquiries or the making of any proposal, or participate in any discussions or negotiations regarding a proposal (other than to advise any third party of the obligations of the Wilson Party under the Transaction Agreements and therefore of the inability of the Wilson Party to discuss or negotiate the matter further), that constitutes a Wilson Competing Transaction, or authorize or permit any of its officers, directors, employees or agents or any financial advisor or other representative retained by WW&A to take any such action. "WILSON COMPETING TRANSACTION" means any of the following: (i) any merger, consolidation, share exchange, business combination or similar transaction with a third party involving any of the Wilson Parties, the GP Parties, the related entities or the Related Projects; (ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition of any one or more of these Projects other than (A) in the Ordinary Course, (B) in a Wilson Permitted Encumbrance or (C) in connection with certain existing legal obligations disclosed to Cornerstone in a single transaction or series of related transactions; (iii) any public announcement of a proposal, plan or intention to do any of the foregoing restricted activities or any agreement to engage in any of the foregoing restricted activities; or (iv) any action that would preclude any of the Wilson Parties, the Funds, the GP Parties, the Related Project Entities or the Related Projects from being able to enter into or consummate the Contemplated Transactions; PROVIDED, HOWEVER, that a Wilson Competing Transaction shall not be deemed to include any transaction involving WW&A or its affiliates' purchase or acquisition of all or any portion of any third party's interest in any of the Projects or any internal reorganization of WW&A or its affiliates' ownership interests in the Projects that would not preclude the Wilson Parties, the Funds, the GP Parties or the Related Project Entities from being able to enter into or consummate the Transactions. None of the Wilson Parties is currently engaged in discussions or negotiations with any person or entity other than the Cornerstone Parties with respect to any Wilson Competing Transaction.

        (b) BY CORNERSTONE. From the Execution Date until the earlier termination of this Agreement or the Closing Date, the Cornerstone Parties agree that they shall not, directly or indirectly, through any officer, director, employee, agent, financial advisor or other representative retained by the Cornerstone Parties, initiate or solicit (including by way of furnishing non-public information or assistance) any inquiries or the making of any proposal, or participate in any discussions or negotiations regarding a proposal (other than to advise any third party of the obligations of the Cornerstone Parties under the Transaction Agreements and therefore of the inability of the Cornerstone Parties to discuss or negotiate the matter further), that constitutes a Cornerstone Competing Transaction, or authorize or permit any of its officers, directors, employees or agents or any financial advisor or other representative retained by the Cornerstone Parties to take any such action. "CORNERSTONE COMPETING TRANSACTION" means any of the following: (i) any merger, consolidation, share exchange, business combination or similar transaction with a third party; (ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition of twenty percent (20%) or more of the Cornerstone Parties' assets in a single transaction or series of related transactions; (iii) any public announcement of a proposal, plan or intention to do any of the foregoing restricted activities or any agreement to engage in any of the foregoing restricted activities; or (iv) any action that would preclude the Cornerstone Parties from being able to enter into or consummate the Contemplated Transactions; PROVIDED that a Cornerstone Competing Transaction shall not be deemed to include closing of any Permitted Transaction; PROVIDED, FURTHER HOWEVER, that a Cornerstone Competing Transaction shall not be deemed to include any transaction involving Cornerstone's or its affiliates' purchase or acquisition of all or any portion of any third party interest in any of its assets or any internal reorganization of Cornerstone or its affiliates that would not preclude Cornerstone from being able to enter into or consummate the Transactions. None of the Cornerstone Parties is currently engaged in discussions or negotiations with any person or entity other than the Wilson Parties with respect to any Cornerstone Competing Transaction.

    6.13 CONFIDENTIALITY. Each of the Cornerstone Parties and the Wilson Parties covenant that they shall not, without the prior written consent of the other, divulge, furnish or make accessible any information or documents provided to the other in connection with their due diligence review of the other party's operations and assets ("CONFIDENTIAL INFORMATION") to any other person (other than as required by Law, including applicable securities law or stock exchange regulations, and other than to their respective employees, accountants, attorneys, consultants, investment bankers, financial advisors, creditors, Investors and Investors' advisors, outside partners or co-venturers in, and property managers of, any of the parties' properties and other agents who will be bound by the terms of this Section6.13. In the event either the Wilson Parties or the Cornerstone Parties make a permitted or unpermitted disclosure of any Confidential Information to any person (other than a third party who has signed a confidentiality agreement reasonably acceptable in form and substance to the other party), either the Wilson Parties or the Cornerstone Parties, as the case may be, shall be liable to the other party for any failure by such person to treat such Confidential Information in the same manner as is required under the terms of this Agreement. The term "Confidential Information" shall not include information generally available to the public (other than as a result of a disclosure by the other party or its representatives or agents), information previously known or in the possession of the other party or which becomes available prior to any disclosure or use thereof from some other source not restricted as to disclosure. Cornerstone and Wilson Parties agree that if this Agreement is terminated, each shall upon request of the other party return to the other all written Confidential Information and any other written material containing Confidential Information and shall destroy all memoranda, notes and other written material and work product prepared by or on behalf of the Cornerstone Parties or the Wilson Parties and containing, reflecting or referring to any Confidential Information, and such destruction shall be certified in writing by an authorized officer supervising this destruction. Each of Cornerstone, the Operating Partnership and Wilson Parties shall promptly notify the other of any request or demand by any court, governmental agency or other person asserting a demand or request for Confidential Information supplied to such party so that the other party may seek an appropriate protective order. In the absence of such protective order or receipt of a waiver hereunder, if Cornerstone, the Operating Partnership or Wilson Parties (or any of their respective representatives) are, in the reasonable opinion of such party's counsel, compelled to disclose Confidential Information or else stand liable for contempt or suffer other censure or significant penalty, Cornerstone, the Operating Partnership or Wilson Parties may disclose that portion of the requested information which such party's counsel advises it that it is compelled to disclose. If such party proposes to make disclosure based upon the opinion of its counsel as aforesaid, said party will (to the extent reasonably possible and permitted) advise and consult with the other party prior to such disclosure concerning the information it proposes to disclose.

    6.14  ACCESS TO INFORMATION.

        (a) PRE-CLOSING ACCESS. From the date hereof until the Closing, upon reasonable notice, each party and their respective affiliates and their respective officers, directors, employees, agents, accountants and counsel shall: (i) afford the officers, employees and authorized agents, accountants, counsel, financing sources and representatives of the other party reasonable access, during normal business hours, to the properties, offices, other facilities, books and records of such party and its affiliates and to those officers, directors, employees, agents, accountants and counsel of such party and its affiliates who have any knowledge relating to such party, its affiliates or its properties, and
    (ii) furnish to the officers, employees and authorized agents, accountants, counsel, financing sources and representatives of the other party such additional financial and operating data and other information regarding it and its affiliates' properties as the other party may from time to time reasonably request.

        (b) RETENTION BY CORNERSTONE PARTIES. In order to facilitate the resolution of any claims made against or incurred by the Wilson Parties prior to the Closing Date, for a period of seven years after the Closing, Cornerstone shall (i) retain the books and records of the Wilson Parties and their Related Entities which are transferred to Cornerstone pursuant to this Agreement relating to periods prior to the Closing Date in a manner reasonably consistent with the prior practices of the Wilson Parties and
    (ii) upon reasonable notice, afford the officers, employees and authorized agents and representatives of the Wilson Representative reasonable access (including the right to make, at the Wilson Representative's expense, photocopies), during normal business hours, to such books and records.

        (c) RETENTION BY WILSON REPRESENTATIVE. In order to facilitate the resolution of any claims made by or against or incurred by Cornerstone after the Closing Date or for any other reasonable purpose, for a period of seven years following the Closing, the Wilson Representative shall (i) retain all books and records of the Wilson Parties which are not transferred to Cornerstone pursuant to this Agreement and which relate to the Wilson Parties or the Related Projects for periods prior to the Closing Date and which shall not otherwise have been delivered to Cornerstone (including, without limitation, employee files relating to the employees of the Wilson Parties which are not being acquired by Cornerstone) and (ii) upon reasonable notice, afford the officers, employees and authorized agents and representatives of Cornerstone, reasonable access (including the right to make photocopies at the expense of Cornerstone), during normal business hours, to such books and records.

    6.15 STANDSTILL AGREEMENT. In the event the Closing does not occur, Cornerstone and Wilson agree that, for a period of twenty-four (24) months after the execution of this Agreement, unless specifically invited in writing by the other party's Board of Directors, neither Cornerstone nor WW&A (nor any of their respective affiliates) will in any manner, directly or indirectly, (a) effect or seek, offer or propose (whether publicly or otherwise) to effect, or cause or participate in, (i) the acquisition of the other party's securities (or beneficial ownership thereof) or assets, (ii) any tender or exchange offer, merger or other business combination involving the other party, (iii) any recapitalization, restructuring, liquidation, dissolution or other extraordinary transaction with respect to the other party or (iv) any "solicitation" of "proxies" (as such terms are used in the proxy rules of the SEC) or consents to vote any of the other party's voting securities; (b) form, join or in any way participate in a "group" (as defined under the Exchange Act) or otherwise act, alone or in concert with others, to seek to control or influence the other party's management, Board of Directors or policies; or (c) enter into any discussion or arrangement with any third party with respect to any of the foregoing; provided, however, that the restrictions set forth in this paragraph shall not apply to professional asset managers or investment advisers retained by Cornerstone or WW&A or their respective affiliates who are authorized to exercise discretion with respect to all or a portion of the assets which they manage for Cornerstone or WW&A or their respective affiliates. Notwithstanding the foregoing, in the event either of Cornerstone or any Wilson Party willfully and intentionally breach any of their respective obligations under this Agreement with the result that a Closing hereunder does not occur, the non-defaulting party shall not be bound by the covenants in this Section6.15 (STANDSTILL AGREEMENT).

    7. ADDITIONAL AGREEMENTS.

    7.1 RESTRICTIONS ON DISPOSITIONS OF CERTAIN RELATED PROJECTS FOLLOWING CLOSING. Except (A) in connection with a tax-free exchange pursuant to Section1031 of the Code or other transaction that does not result in recognition of taxable income or gain (a "NON-TAXABLE TRANSACTION"), or (B) through a BONA FIDE foreclosure or a deed in lieu of foreclosure as a result of a default with respect to Indebtedness either

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assumed by Cornerstone or the Cornerstone Subsidiaries or any refinancing hereof, after the Cornerstone Parties have delivered prompt notice of any default to the Investors and reasonable cure rights have been extended to the Investors by the Cornerstone Parties (provided the lender accepts the same) or the lender, (the Cornerstone Parties' liability for default under this Section7.1 being limited to their equity in the subject Projects and neither the Cornerstone Parties nor any Cornerstone Subsidiaries shall have any liability beyond such amount of equity), neither Cornerstone nor the Operating Partnership shall, or shall permit any Cornerstone Subsidiary to sell, transfer, assign, or dispose of any of the Projects except as follows: (i) those Projects listed on
Part I of SCHEDULE 7.1 (LOCK-IN PROPERTIES) may be transferred only after December 31, 2009, and (ii) with respect to those properties listed in Part II of this Schedule 7.1 (LOCK-IN PROPERTIES), (the "PART II PROPERTIES"), from and after January 1, 2000, Cornerstone or the Operating Partnership may transfer the
Part II Properties free of this covenant subject to the annual limitation that the sum of (a) the Section704(c) Gains recognized with respect to each Part II Property in any one calendar year, plus (b) the cumulative Section704(c) Gains recognized with respect to all Part II Properties in all prior calendar years, does not exceed the product of (x) an amount equal to ten percent (10%) of the aggregate Built-in Gains (as hereinafter defined) with respect to all Part II Properties multiplied by (y) the number of calendar years elapsed since January 1, 1999. The Section 704(c) Gain recognized with respect to a property shall equal the portion of the gain recognized which is required to be specially allocated to one or more Participating Investors in accordance with Section704(c) of the Code and the Treasury Regulations thereunder. In this Agreement "BUILT-IN GAIN" means the amount of unrealized gain equal to the difference between the Project Value of each Project at the Closing and the adjusted tax basis of such Project at Closing.

    7.2  INVESTOR BASIS PROTECTION.

        (a) MINIMUM RECOURSE DEBT. Unless the Wilson Parties otherwise consent, the Operating Partnership will maintain a minimum of $50,000,000 of recourse indebtedness at all times during the period ending on January 1, 2010.

        (b) DEFICIT ELECTION. The Operating Partnership will accommodate those Participating Investors with negative capital accounts as of the date of the Closing with respect to such Participating Investor's ownership interest in a Project and who thus seek to defer tax gain which such Participating Investor might otherwise recognize upon any refinancing of such Project by permitting such Participating Investors to (i) maintain "bottomside" recourse guarantees of indebtedness, or (ii) be liable for deficit restoration obligations, as each such Participating Investor may elect.

    7.3 LISTING OF SHARES. As provided in the Registration Rights and Lock-Up Agreement, Cornerstone shall prepare and file with the New York Stock Exchange within sixty (60) days after the Closing a listing application covering the Shares to be issued hereunder and upon exchange of the Units and shall use its best efforts to obtain approval of the listing of such Shares prior to issuance thereof, subject to official notice of issuance. The obligations of this Section7.3 (LISTING OF SHARES) shall survive the Closing. Further, the Cornerstone Parties shall assure that a sufficient number of authorized but unissued Shares and issuable Units will be available for issuance to the WW&A Shareholders and certain Investors after the Closing as required by the Transactions and the provisions of this Agreement, (subject to the conditions, if any, set forth herein).

    7.4  REGISTRATION AND LOCK UP OF SHARES.

        (a) REGISTRATION RIGHTS. Cornerstone shall cause to be filed with the SEC and use its best efforts to have a shelf registration statement and related prospectus declared and continued effective for the offer and sale by the Investors as contemplated by the Registration Rights and Lock-Up Agreement in the form attached as EXHIBIT 7.4 (REGISTRATION RIGHTS AND LOCK-UP AGREEMENT) and executed and delivered on the Closing Date (the "REGISTRATION RIGHTS AGREEMENT").

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        (b) LOCK-UP. The WW&A Shareholders and Investors shall be subject to the restrictions on distribution of the Equity Securities received by them in connection with the Transactions contemplated herein set forth in the Registration Rights Agreement.

    7.5  AGREEMENT OF LIMITED PARTNERSHIP OF OPERATING
PARTNERSHIP. Concurrently with the Closing, the Agreement of Limited Partnership of the Operating Partnership shall be amended (the "RESTATED PARTNERSHIP AGREEMENT"), as may be necessary or appropriate in order to effect the Transactions and to accommodate other changes proposed by the Wilson Parties, the approval of which will not be unreasonably withheld, conditioned, or delayed by Cornerstone, and the Restated Partnership Agreement will remain in such form until thereafter amended as provided by Law and such Restated Partnership Agreement.

    7.6 PAYMENT OF 1998 TAXES. The Operating Partnership is hereby authorized by each of the Project Entities with respect to its respective Project, in the Operating Partnership's sole discretion, to file any applicable proceeding for the 1998 Tax roll for a reduction of the assessed valuation of the Project. The refund of Taxes, net of all expenses incurred in connection therewith, if any, for any Tax year for which the Participating Investor or the Operating Partnership shall be entitled to share in the refund shall be divided between the appropriate Participating Investor and the Operating Partnership in accordance with the apportionment of taxes pursuant to the provisions hereof. No Participating Investor shall be liable for any such expenses that exceed its apportionment of Taxes.

    7.7 ALLOCATION METHOD. The Operating Partnership and its affiliates will use the "traditional method" (as defined in Treas. Reg. Section1.704-3(b)) of allocating income, gain, loss and deduction to account for the variation between the fair market value and adjusted basis of the Project for federal income tax purposes with respect to (i) the contribution of the Project, and (ii) any revaluation of the Project in accordance with the provisions of Treas. Reg. SectionSection1.704-1(b)(2)(iv)(f), 1.704-1(b)(2)(iv)(g) and 1.704-3(a)(6).

    7.8 RESTRUCTURING OF NONCUSTOMARY SERVICES. In the event that Cornerstone reasonably determines, based on the advice of tax counsel, that any services currently provided to the tenants of any of the Projects may give rise to "impermissible tenant service income" (within the meaning of Section856(d)(7) of the Code) in an amount that could jeopardize Cornerstone's qualification as a REIT under the Code, the Wilson Parties shall cooperate in good faith with the Cornerstone Parties to restructure any such services in a manner that enables Cornerstone to preserve its qualification as a REIT, while preserving for the Wilson Parties and Investors the economic results contemplated by the Transactions. The Cornerstone Parties shall jointly and severally indemnify, defend and hold the Wilson Parties and Investors and their respective agents, employees, accountants and counsel harmless from and against any tax loss or liability incurred up to and including the Closing (even though such loss or liability might not be known or assessed until after the Closing) as a result of any such restructuring.

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    7.9 COOPERATION ON TAX STRUCTURING MATTERS. The parties to this Agreement have structured the transactions contemplated hereby so as to effectuate a tax-advantaged business combination for those Investors retaining an equity investment in the Cornerstone Parties. It is anticipated that the transfer by Investors of partnership interests to the Operating Partnership will be treated as a tax-free contribution of partnership interests to the Operating Partnership pursuant to Code Section721, except to the extent of cash received and to the extent the "disguised sale" rules of Code Section707 may apply and except to the extent an Investor receives a constructive distribution of money in excess of the Investor's tax basis resulting from any reduction in the Investor's share of partnership liabilities under Section 752 of the Code. It is also anticipated that the merger of WW&A into Cornerstone will be treated as a tax-free merger pursuant to Code Section368(a)(1)(A). The parties hereto are unaware of any reason why these anticipated tax consequences should not ensue. The parties agree to report these transactions in a manner consistent with this tax structuring and to take all reasonable steps to effectuate the tax-advantaged results contemplated hereby, including the measures described in Section7.2 (INVESTOR BASIS PROTECTION).

    7.10 PREPARATION OF FINAL TAX RETURNS: SECTION 754 ELECTIONS. The final federal and state income tax returns for any such partnership that is terminated for tax purposes as a result of the acquisition by the Cornerstone Parties of all or a portion of the interests in such partnership, and the final federal and state income tax returns for WW&A for the taxable year ending on the date of the Merger, will be prepared by the Cornerstone Parties, and will be subject to the review and approval of the affected GP Entities and WW&A. The cost of preparing such returns will be reasonably estimated by the Wilson Representative, and approved by Cornerstone, whose approval will not be unreasonably withheld, conditioned or delayed, and this estimated cost will be borne by the related Funds or Project Entities with respect to Complete Transaction Projects and be allocated to the Investors therein at the Closing in the same manner as Wilson Costs pursuant to Section1.3(d) (CERTAIN COSTS ADJUSTMENTS). Any costs in excess of this estimate will be borne by the Cornerstone Parties. The Wilson Parties will use their best efforts to cause each Fund, Project Entity or other entity which is classified as a partnership for federal income tax purposes and as to which the Cornerstone Parties will acquire an interest therein, to file an election under Section754 of the Code (unless such an election is already in effect) with the partnership's federal income tax return for the taxable year of the partnership that ends on or includes the Closing Date, unless Cornerstone otherwise determines in its sole discretion that such an election is not desirable.

    7.11 SURVIVAL. The provisions of this Section7 (ADDITIONAL AGREEMENTS) shall survive the Closing Date.

    8. EMPLOYEE MATTERS.

    8.1 EMPLOYMENT OF THE EXECUTIVES.

        (a) WILLIAM WILSON III AND EXECUTIVE POSITIONS. At the Closing, William Wilson III, shall enter into an employment agreement with Cornerstone pursuant to which Cornerstone will engage William Wilson III as an executive and as the Chairman of the Board of Cornerstone for so long as William Wilson III, is elected to such position. In addition, the other designated WW&A employees identified on SCHEDULE 8.1(G) (RETENTION AGREEMENTS) (together with William Wilson III, sometimes also referred to as the "EXECUTIVES") and the other officers of WW&A will become officers of the Cornerstone Parties in the positions described in the transition plan agreed to by the parties prior to the Execution Date (the "TRANSITION PLAN").

        (b) EXECUTIVE COMPENSATION. From the Closing until January 1, 1999, the Cornerstone Parties shall during their employment compensate the Executives and other former WW&A employees on terms, and pursuant to financial arrangements, in no event less than their current base salary and bonus compensation with WW&A (so that their overall compensation including base compensation, bonus compensation, restricted and incentive stock options, health insurance and other benefits taken as a whole meets this standard, it being understood that it is contemplated that such Executives and other former WW&A employees may no longer participate in individual property appreciation but that there will be an increase in the pool of restricted and incentive stock options to be made available to

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    certain qualified employees of Cornerstone and the Operating Partnership, including certain qualified former employees of WW&A, as provided in Section8.2(c) (STOCK OPTIONS AND RESTRICTED STOCK)).

        (c) DUTIES OF EXECUTIVES. The responsibilities, duties and powers of the Executives will be as set forth in the Transition Plan

        (d) WILLIAM WILSON III, EMPLOYMENT AGREEMENTS. William Wilson III's employment agreement (the "WILLIAM WILSON III, EMPLOYMENT AGREEMENT") shall be on the terms described in this Section8 (EMPLOYEE MATTERS) and in a form to be mutually agreed upon by William Wilson III and the Cornerstone Parties.

        (e) RIGHTS WITH RESPECT TO RETAINED PROPERTIES. Notwithstanding the foregoing in this Section8.1, however, the Cornerstone Parties acknowledge that from and after the Closing Date, the Executives, in their capacity as principals of certain Project Entities and for their own account shall continue to retain a significant interest in (i) Withdrawn Projects; and
    (ii) certain other commercial real properties or interests therein that the Executives, or an affiliate thereof, currently own and which are not included within the scope of this Agreement (collectively the "RETAINED PROPERTIES"). On or prior to the Execution Date, the Executives shall deliver a true and correct list of Retained Properties to the Cornerstone Parties. At Closing, the owner(s) of the Retained Properties and the Operating Partnership or a Non-Voting Stock Sub or other corporate affiliate of the Operating Partnership may enter into a property management, leasing and/or development agreement regarding some, none or all of the Retained Properties as the owner(s) may elect on terms to be agreed upon from time to time. WW&A will use its reasonable efforts to cause the owners of these Retained Properties to enter into such agreements. If the owner(s) of these Retained Properties (including Fritzi/KSW, 631-633 Folsom, and the retail projects through Wilson-Meany) do not enter into such agreements, the Executives even while employed by Cornerstone shall have the right to continue to conduct the affairs of these Retained Properties in their capacities as general partners, managing members or the like, but not on a fee basis, consistent with the governing documents of the entities owning the Retained Properties, and the Executives will use commercially reasonable efforts to cause the owners to enter into appropriate agreements with third party fee managers and/or developers. However, if the owner(s) of these Retained Properties do enter into such agreements, the Executives while employed by Cornerstone may continue to act in their capacities as partners or members, meet their fiduciary duties, and participate in strategic and significant business decisions (e.g., development strategy, major contracts, sale and financing) concerning the Retained Properties, but the Executives acting in their individual capacity, shall not participate in the day-to-day management of the Retained Properties other than as employees of Cornerstone or its affiliates.

        (f) OTHER ACTIVITIES. Except as provided in Section8.1(e) (RIGHTS WITH RESPECT TO RETAINED PROPERTIES), nothing in this Agreement or the Transition Plan will preclude the Executives from holding or making, and the Executives may made hold or make (A) investments in the Retained Properties or (B) investments as passive investors in any real estate or other enterprise so long as these new investments (i) do not result in their having control over any operating (as opposed to passive investment) business entity and (ii) are not related to any business that is the same as or competitive with, or properties that are of a type that is the same as or competitive with those of Cornerstone, the Operating Partnership or any of Cornerstone Subsidiaries ("COMPETITIVE ACTIVITIES"), excluding passive investments in such Competitive Activities in which an Executive holds an interest in the profits and losses of such enterprise of five percent (5%) or less. In addition, nothing in this Agreement or the Transition Plan shall preclude any of the Executives, following the termination of employment with Cornerstone, from (i) investing or engaging, directly or indirectly, in Competitive Activities or (ii) accepting employment from, or provide consulting or advisory services to, any person or company that is engaged in Competitive Activities, PROVIDED, HOWEVER, for a period of one year following the termination of employment with Cornerstone, each Executive, on his own behalf or in the service or on behalf of others, shall not initiate solicitation of employment of or hire any other Executive or employee who is employed by Cornerstone at the time of termination and such Executive shall not induce an employee

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    to terminate his or her employment with Cornerstone prior to such
    Executive's termination with a view to soliciting such employee thereafter. For the purpose of this Section8.1, the general posting or placement of job openings and descriptions on newspapers, magazines, intranet or internet websites, bulletin boards, with search agencies or any other form of advertisement or announcement not targeted specifically at the Executives, or through any other such general method of solicitation will not be deemed to be an act of initiating solicitation.

        (g) RETENTION AGREEMENTS. At Closing, those Executives listed on
    SCHEDULE 8.1(G) (RETENTION AGREEMENTS) shall enter into Retention Agreements with the Cornerstone Parties on substantially the terms set forth on
    SCHEDULE 8.1(G) (RETENTION AGREEMENTS), and the parties shall cooperate to develop and implement mutually acceptable modifications to Cornerstone's retention plan with respect to other employees of WW&A and with respect to Cornerstone employees hired after the Closing.

    8.2 WW&A'S ORGANIZATION AND STAFF.

        (a) HIRING OF WW&A EMPLOYEES. It is the present intention of the Cornerstone Parties that the property management, leasing, construction and development business of WW&A will, after Closing, be conducted as part of the operations of the Operating Partnership or a subsidiary thereof. All of the employees of WW&A at the time of the Closing will as a result of the Merger of WW&A with Cornerstone and the subsequent contribution by Cornerstone of the business and assets of WW&A to the Operating Partnership and the contribution by the Operating Partnership of some of this business and some of these assets to a subsidiary or affiliate will be offered "at-will" employment as employees of Cornerstone, the Operating Partnership or its subsidiary or affiliate at no less than their respective current compensation levels as provided in Section8.1(b) (EXECUTIVE COMPENSATION) and such minimum levels shall remain effective through December 31, 1998 with respect to all employees whose employment continues in effect for such period and if employed during such period.

        (b) COMPENSATION PLANS. Effective not later than January 1, 1999, the Cornerstone Parties shall put in place a comprehensive compensation plan approved by the Cornerstone Board of Directors or its Compensation Committee and after consultation with William Wilson III and the Chief Executive Officer of Cornerstone and consultation with such expert advisors as the Chief Executive Officer and Chairman of Cornerstone and/or the Compensation Committee elect, providing for the integration of the compensation, incentive compensation, employee benefits, stock options, grants of restricted stock and other forms of compensation of the Cornerstone Parties and WW&A, which plan will provide for compensation levels which in general are not less than the 70th percentile for comparable positions in comparable real estate industry positions which is understood to be Cornerstone's current policy. It is also understood that the Board of Directors of Cornerstone has approved the payment of cash bonuses of $1,200,000 in the aggregate payable only to the existing employees of the Cornerstone Parties who are employed prior to the Closing, with such bonuses and the payment thereof conditioned upon the Closing of the Transactions.

        (c) STOCK OPTIONS AND RESTRICTED STOCK. At or before the Execution Date, the Board of Directors of Cornerstone shall have approved a plan to increase the number of Shares subject to employee stock options and grants of restricted stock (including previous grants of stock options and restricted Shares) to not less than five percent (5%) of the number of Shares of Cornerstone projected to be outstanding immediately following the Closing together with the number of Shares of Cornerstone into which all of the outstanding Units of the Operating Partnership held by persons other than Cornerstone could be converted immediately following the Closing, and agreed to make available for nonqualified stock options not less than 3,000,000 of these Shares for allocation promptly following the Closing among qualifying employees of the Cornerstone Parties after the Closing, including qualifying former WW&A employees, and subject to customary vesting and other terms of the plan. The Voting Agreements will contain provisions obligating the parties to those Agreements to vote for the plan when it is submitted to the Cornerstone Shareholders.

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        (d) NON-VOTING STOCK SUBSIDIARIES. On or before Closing, the Operating
    Partnership, John S. Moody and William Wilson III will establish two subsidiaries (the "NON-VOTING STOCK SUBS"). The Operating Partnership shall own ninety-five percent (95%) of the equity interest in the Non-Voting Stock Subs, which equity interest will be in the form of a single class of non-voting stock. The remaining five percent (5%) common stock interest in one Non-Voting Stock Sub will be a class of voting common stock and will be held fifty percent (50%) by John S. Moody and fifty percent (50%) by William Wilson III. The remaining five percent (5%) common stock interest in the other Non-Voting Stock Sub (the "OTHER NON-VOTING STOCK SUB") will be a class of voting common stock and will be held sixty percent (60%) by the present shareholders of WW&A and forty percent (40%) by John S. Moody. The principal purpose of both Non-Voting Stock Subs will be to engage in certain management and construction activities with respect to properties owned by unaffiliated persons, PROVIDED, HOWEVER, the Other Non-Voting Stock Sub shall be named William Wilson & Associates, a California corporation, and shall only be used, at the discretion of Cornerstone after the Closing, to hold and provide services under certain agreements with unaffiliated persons, but only to the extent the ownership structure of such Other Non-Voting Stock Sub is necessary to effect the transfer and assignment of such agreements.

    9. CLOSING.

    9.1 THE CLOSING. The Closing shall take place at the offices of Farella Braun & Martel llp in San Francisco, California or at such other place in California as the WW&A Parties and the Cornerstone Parties may mutually agree. The date on which this Closing takes place is the "Closing Date". The parties shall act diligently and in good faith and use commercially reasonable efforts to cause the Closing to occur on or before October 1, 1998 or such other date or further revised dates as Cornerstone and the Wilson Representative may from time to time agree in writing (the "Scheduled Closing Date"). The Closing will occur as soon after satisfaction or waiver of all conditions precedent as is practicable. For convenience of accounting, the parties will endeavor to have the Closing occur on the first business day of a calendar month, unless the Cornerstone Parties and the Wilson Representative otherwise agree in writing prior to the Closing. If the Closing does not occur on or prior to this Scheduled Closing Date either the Wilson Parties or the Cornerstone Parties may extend the Scheduled Closing Date to a date on or prior to January 1, 1999 which date is mutually agreeable to them and, if the parties fail to agree, then the Cornerstone Parties and the Wilson Representative on behalf of the Wilson Parties shall each have the option, on one or more occasions as deemed necessary by such party, to notify the other parties that it elects to extend the Scheduled Closing Date by not less than ten (10) nor more than thirty (30) business days, in which event the Closing Date shall be the day to which the Scheduled Closing Date is so extended by the election. In no event will the Scheduled Closing Date or the Closing Date be extended beyond January 1, 1999.

    9.2 DELIVERIES AT THE CLOSING BY THE WILSON PARTIES. At the Closing, each of the Wilson Parties, as applicable, will deliver or cause to be delivered to the Operating Partnership the following:

        (a) DELIVERY OF ANCILLARY AGREEMENTS.

           (i) With respect to all Interests conveyed to Cornerstone or Operating Partnership contemplated in Section1.1 (SALE OR CONTRIBUTION BY INVESTORS), Investor Contribution Agreements executed by the Participating Investors or the Wilson Representative as their attorney-in-fact;

           (ii) the Loan Assumption Documents, duly executed by the appropriate Project Entity, if so required;

           (iii) the Consents, duly executed by each Participating Investor;

           (iv) Wilson Voting Agreements duly executed by William Wilson III and the WW&A Shareholders and Wilson Parties, if so required;

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           (v) the Escrow Agreement, duly executed by the Wilson Parties and by the Wilson Representative as the Participating Investors' attorney-in-fact;

           (vi) the William Wilson III Employment Agreement, duly executed by William Wilson III;

           (vii) the Registration Rights Agreement, duly executed by the Wilson Representative on behalf of the Participating Investors;

           (viii) the Restated Partnership Agreement, duly executed by the Wilson Representative on behalf of the Participating Investors;

           (ix) the Certificate of Merger for the merger of WW&A into Cornerstone, duly executed by WW&A; and

           (x) the Voting Agreements, duly executed by the WW&A Shareholders and Wilson Parties, if so required.

        (b) DELIVERIES WITH RESPECT TO PROPERTY. If the Requisite Consents have been obtained with respect to a Project Entity:

           (i) all original Leases and all other documents pertaining thereto or copies of same if the Project Entity, using its best efforts, is unable to deliver originals;

           (ii) all other original documents or instruments referred to herein, including, service contracts, licenses, permits, acquisition contracts, management contracts, construction contracts, and the books and records, or copies of same if the Project Entity, using its best efforts, is unable to deliver originals;

           (iii) a letter to all tenants of the property of the Project Entity in a form reasonably satisfactory to the Operating Partnership advising the tenants of the transactions to be consummated hereunder and directing that rent and other payments thereafter be sent to the Operating Partnership or its designee, as the Operating Partnership shall so direct;

           (iv) such affidavits and such other documents or instruments executed by the Project Entities hereunder as are customarily and reasonably required by the insurance company providing title insurance coverage for the benefit of the Cornerstone Parties to consummate the Transactions;

           (v) a list of all security deposits delivered by tenants of the Project Entity; and

           (vi) assignments in form and substance reasonably satisfactory to the Cornerstone Parties of all security deposits and cash holdbacks held by lenders for Leasing Costs and Capital Expenditures for the Project Entity.

        (c) REPRESENTATION BRING DOWN CERTIFICATE. A certificate executed by the Wilson Representative on behalf of each of the appropriate Wilson Parties, in a form reasonably satisfactory to Cornerstone, stating that those representations and warranties made by the Wilson Parties in this Agreement which are described in Section3 (REPRESENTATIONS AND WARRANTIES OF GP PARTIES) and Section4 (REPRESENTATIONS AND WARRANTIES OF WW&A) are true and correct as of the Closing Date (unless another date is expressly mentioned in a specific representation to the contrary), or if there have been any changes, a description thereof.

        (d) FIRPTA CERTIFICATES. In order to avoid the imposition of the withholding tax payment pursuant to Section1445 of the Code, certificates signed by duly authorized representatives of the Participating Investors to the effect that they are not "foreign persons" as that term is defined in Section1445(f)(3) of the Code, or, if such person is a foreign person, a notice of non-recognition transfer under the Treasury Regulations under Section1445 of the Code, if applicable, and comparable documents with respect to comparable state and local law provisions.

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        (e) PROOF OF AUTHORITY. Affidavits and other instruments, including all organizational documents of the Wilson Parties, including limited partnership agreements, filed copies of limited partnership certificates, articles of organization, and certificates of good standing and existence, and resolutions and consents reasonably requested by the Cornerstone Parties evidencing the power and authority of the Wilson Parties to enter into and perform and observe their respective obligations under the Transaction Agreements.

        (f) WW&A SHARE CERTIFICATES. The WW&A Share Certificates, with stock powers duly endorsed in blank, representing all outstanding WW&A Shares.

        (g) BOOKS AND RECORDS. The books and records of each of the Wilson Parties and of each Fund and Project Entity with respect to which the Requisite Consents were received.

        (h) TRANSFER TAX STATEMENTS. All such transfer and other tax declarations and returns and information returns, duly executed and sworn to by each GP Party or Related Project Entity as the case may be, in a form reasonably satisfactory to Cornerstone, to the extent required by Law in connection with the conveyance of the Interests to the Operating Partnership.

        (i) LEGAL OPINIONS. An opinion of counsel to WW&A reasonably satisfactory to the Cornerstone Parties and in a form to be mutually agreed upon by the Cornerstone Parties and the Wilson Parties. Such legal opinion shall include opinions addressing: (i) the existence, good standing and qualification of WW&A, the Funds, and the Project Entities; (ii) the power and authority to enter into this Agreement and close the Transactions, including the execution of the various Transaction Agreements; (iii) the status of WW&A as a subchapter S corporation pursuant to the Code and California income tax laws; (iv) certain effects on the Transactions of California statutes governing the merger of limited partnerships and limited liability companies; (v) partnership classification for federal income tax purposes of each Project Entity or Fund or other entity in which the Cornerstone Parties acquire an interest at the Closing; and (vi) the matters customarily covered in a 10b-5 "cold comfort" discussion pursuant to the applicable securities laws.

        (j) INDEMNIFICATION AGREEMENT. Indemnification agreement in form reasonably satisfactory to the Cornerstone Parties pursuant to which the WW&A Shareholders shall indemnify, save and hold harmless Cornerstone, the Operating Partnership and their respective directors, officers, employees, agents, representatives and affiliates from and against any and all costs and losses arising out of, resulting from or incident to the litigation described in paragraphs 1 and 4 of SCHEDULE 3.1(F) (LIST OF WILSON PARTY LITIGATION). Notwithstanding anything contained in this Agreement to the contrary, the WW&A Shareholders' liability under the foregoing indemnification agreement shall not be limited in any manner by the provisions of Section11 (INDEMNIFICATIONS; CLAIMS AGAINST HOLDBACK) and shall survive the Closing.

        (k) OTHER DOCUMENTS. Such other documents as may be reasonably required or appropriate to effectuate the consummation of the Transactions, in forms reasonably satisfactory to Cornerstone.

    9.3 DELIVERIES AT THE CLOSING BY THE CORNERSTONE PARTIES. At the Closing, Cornerstone and the Operating Partnership shall deliver or cause to be delivered to the Wilson Parties the following:

        (a) CASH. Cash equal to the cash sums to be paid to the Participating Investors electing to sell their Interests at Closing.

        (b) UNITS. The Units to be issued at the Closing properly issued to the appropriate party, including the Units to be held as part of the Escrow Fund.

        (c) SHARES. The certificates representing Shares to be issued at the Closing properly issued to the appropriate party, including the Shares to be held as part of the Escrow Fund.

        (d) ANCILLARY AGREEMENTS.

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           (i) the Investor Contribution Agreements, duly executed by the appropriate Cornerstone Party or Parties;

           (ii) the Loan Assumption Documents, duly executed and acknowledged by the appropriate Cornerstone Party and lender;

           (iii) the William Wilson III Employment Agreement, duly executed by the Operating Partnership;

           (iv) the Escrow Agreement, duly executed by the Cornerstone Parties and the Escrow Agent named therein;

           (v) the William Wilson III Employment Agreement, duly executed by the Operating Partnership;

           (vi) the Registration Rights Agreement, duly executed by Cornerstone;

           (vii) the Restated Partnership Agreement, duly executed by or on behalf of the partners of the Operating Partnership;

           (viii) the PGGM Registration Rights Agreement in substantially the form of EXHIBIT 9.3(D)(VIII) (PGGM REGISTRATION RIGHTS AGREEMENT) (the "PGGM REGISTRATION RIGHTS AGREEMENT");

           (ix) the Certificates of Merger for the merger of WW&A into Cornerstone, duly executed by Cornerstone;

           (x) all Voting Agreements, duly executed by all parties thereto, other than the Wilson Parties; and

           (xi) a complete and accurate copy of the amended and restated Bylaws of Cornerstone attached as EXHIBIT 2.4 (BYLAWS), approved by the Board of Directors of Cornerstone and any necessary Shareholder Approvals.

        (e) REPRESENTATIONS BRING DOWN CERTIFICATE. A certificate executed by a duly authorized representative of Cornerstone and the Operating Partnership, in a form reasonably satisfactory to the Wilson Parties, stating that the representations and warranties made by Cornerstone and the Operating Partnership in this Agreement as described in Section5 (REPRESENTATIONS AND WARRANTIES OF CORNERSTONE PARTIES) are true and correct as of the Closing Date (unless another date is expressly mentioned in a specific representation to the contrary), or if there have been any changes, a description thereof.

        (f) PROOF OF AUTHORITY. Affidavits and other instruments, including all organizational documents of Cornerstone and the Operating Partnership and the Cornerstone Shareholders, including limited partnership agreements, filed copies of limited partnership certificates, articles of organization, and certificates of good standing and existence, reasonably requested by the Wilson Parties evidencing the power and authority of Cornerstone and the Operating Partnership and the Cornerstone Shareholders to enter into and perform their respective obligations under the Transaction Agreements.

        (g) LEGAL OPINIONS. An opinion of counsel to Cornerstone reasonably satisfactory to the Wilson Parties and in a form to be mutually agreed upon by the Cornerstone Parties and the Wilson Parties. Such legal opinion shall include opinions addressing: (i) the existence, good standing and qualification of the Cornerstone Parties; (ii) the power and authority to enter into this Agreement and close the Transactions, including the execution of the various Transaction Agreements; (iii) the matters customarily covered in a 10b-5 "cold comfort" discussion pursuant to the applicable securities laws; and (iv) that, commencing with its taxable year ended December 31, 1997, Cornerstone was organized and has operated in conformity with the requirements for qualification as a REIT under the Code, and the Operating Partnership has been during and since its formation, and continues to be, treated for

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    federal income tax purposes as a partnership and not as a corporation or association taxable as a corporation (with customary exceptions, assumptions and qualifications and based upon customary representations).

        (h) OTHER DOCUMENTS. Such other documents as may be reasonably required or appropriate to effectuate the consummation of the Transactions, in forms reasonably satisfactory to the Wilson Parties.

    9.4 PROJECT CLOSING ADJUSTMENTS.

        (a) PROJECT ESTIMATED CLOSING ACCOUNTING. All revenues and expenses with respect to a Project, applicable to periods of time before and after the Closing and all Transaction Costs, shall be allocated between the Participating Investors with respect to the Related Project Entity (the "RELATED PARTICIPATING INVESTORS"), on the one hand and the Cornerstone Parties on the other hand, as set forth below. Except as expressly set forth to the contrary in this Agreement, Related Participating Investors shall be entitled to all revenue and shall be responsible for all expenses for the period of time up to but not including the Closing Date and the Cornerstone Parties shall be entitled to all revenue and shall be responsible for all expenses for the period of time from and after the Closing Date, as provided in Section9.4(b) (PROJECT PRORATIONS). Such adjustments shall be shown on the Estimated Closing Accounting and Final Closing Accountings referred to herein and any amount owed by any party to another party shall be paid in cash on or after the Closing as provided in Section 9.4(d) (ADJUSTMENT PAYMENTS) below. At least fifteen (15) days prior to the Scheduled Closing Date, the GP Parties, on behalf of the Related Participating Investors, shall prepare and deliver to the Cornerstone Parties, a proposed accounting ("PROJECT ESTIMATED CLOSING ACCOUNTING") that shall estimate and allocate Closing Costs, Transaction Costs and other costs allocated among the parties under the Transaction Agreements and prorating of income and expense, in itemized form for the Projects.

        (b) PROJECT PRORATIONS. All items of income and expenses for the Projects will be prorated without duplication, (unless otherwise indicated, as of 11:59 p.m. (San Francisco time) on the date immediately prior to Closing which prorations, unless otherwise indicated herein, will be on an accrual basis), including the following:

           (i) All charges for water, sewage, electricity, gas and all other utilities and operating expenses with respect to a Project, to the extent not paid or payable by tenants under the Leases directly to the provider and without recourse to the Project Entity, shall be allocated between the Cornerstone Parties and the Related Participating Investors;

           (ii) All real estate taxes, charges and assessments affecting a Project shall be allocated between the Cornerstone Parties and the Related Participating Investors. If any real estate taxes, charges or assessments have not been finally assessed as of the Closing Date for a Project for the then current calendar tax year, they shall be adjusted at the Closing based upon the most recently issued bills therefor, but shall be adjusted in the Final Closing Accounting; and any supplemental tax assessments for periods prior to the Closing Date shall be debited against the Related Participating Investors;

           (iii) For purposes of the Project Estimated Closing Accounting, all rents and other charges due under a Lease and thirty (30) days or fewer delinquent shall be deemed paid and collected. In the Final Closing Accounting described herein, such rents and charges not more than thirty
       (30) days delinquent shall not be deemed paid or collected, and the Final Closing Accounting shall only reflect the proration of rents and charges actually collected. All rents shall be prorated and allocated between the Cornerstone Parties and the Related Participating Investors based on updated Rent Rolls. For purposes of effecting the prorations, all moneys received from tenants from and after the Closing shall be applied first to rent and charges that were thirty (30) days or fewer past due as of Closing, second to the current rent and charges due after the Closing, third,

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       to any past due rents due and payable after the Closing, and fourth, to the rent and charges that were more than thirty (30) days delinquent as of Closing. After the Closing, the Operating Partnership shall use all reasonable efforts to collect delinquent rents for the benefit of the Related Participating Investors and shall cooperate with the Wilson Representative in the collection of any delinquent amounts. The Wilson Representative, on behalf of the Related Participating Investors, shall be entitled to initiate and prosecute proceedings to collect their respective rents delinquent as of the Closing Date;

           (iv) All security and other deposits, prepaid rents, and other advance payments, tenant escrows, or similar items relating to a Project shall be transferred or credited to the Cornerstone Parties;

           (v) All amounts prepaid by the Related Project Entities under prepaid insurance (to the extent not terminated) and the Wilson Ground Leases and any prepaid interest or other amounts in respect of any Existing Project Debt (and not taken into consideration in the calculation of Net Project Value) shall be credited to the Related Participating Investors;

           (vi) All refundable deposits made by the Related Project Entities, including, without limitation, all refundable deposits with any utility company or governmental agency in connection with the Projects shall be credited to the Related Participating Investors;

           (vii) All accounts payable and accrued expenses of the Related Project Entities shall be credited to the Cornerstone Parties; and

           (viii) All accrued but unpaid interest due under the Existing Project Debt (to the extent not deducted in the calculation of Net Project Value) shall be credited to the Cornerstone Parties;

           (ix) All Lease Costs and Capital Expenditures shall be prorated as provided in SectionSection6.1(b) (LEASING AND LEASE COSTS) and 6.1(c) (CAPITAL EXPENDITURES), with the appropriate Project Entity or Fund receiving a credit for the share of these Lease Costs and Capital Expenditures to be paid by the Operating Partnership at the Closing; and

           (x) All cash on hand and balances in bank deposit accounts will be credited to the appropriate Project Entity or Fund after the adjustments provided herein.

        (c) CLOSING ACCOUNTING. Following receipt of the Estimated Closing Accounting by the Cornerstone Parties, the Cornerstone Parties shall review the Estimated Closing Accounting and shall have the right to approve the same, such approval not to be unreasonably withheld, conditioned or delayed.

        (d) ADJUSTMENT PAYMENTS. To the extent the sum of the amount credited to the Related Participating Investors MINUS the sum of the amounts credited the Cornerstone Parties is a positive number, then Cornerstone shall pay to the Wilson Representative or a mutually agreed disbursing agent for the benefit of the Related Participating Investors for such Projects, an amount in cash equal to such difference; to the extent the sum of the amount credited to the Cornerstone Parties MINUS the amount credited to the Related Participating Investors is a positive number, the Related Participating Investors of such Project shall pay to the Cornerstone Parties, in cash, an amount equal to such difference. In the event that the Wilson Representative and the Cornerstone Parties are unable to agree on a Project Estimated Closing Accounting or a Project Final Closing Accounting, the issue shall be submitted to Coopers & Lybrand, LLP, for final resolution, and the Related Participating Investors and the Cornerstone Parties shall be bound by such resolution, absent manifest error.

        (e) PARTIALLY PARTICIPATING PROJECTS. The prorations and other adjustments and the preparation of the Project Estimated Closing Accounting and Project Final Closing Accounting under this Section9.4 (PROJECT CLOSING ADJUSTMENTS) shall be effected as follows for Partially Participating
    Projects: (i) each Related Participating Investor in a Partially Participating Project will share in and pay such prorations and amounts attributable to the Related Project and Related Project Entity based upon such Related

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    Participating Investor's "RELATED PROJECT OWNERSHIP PERCENTAGE"; and (ii)
    the "Related Project Ownership Percentage" of a Related Participating Investor shall be the percentage determined by dividing (x) the Consideration received by such Related Participating Investor from such related Project by (y) the aggregate Consideration which would have been received from such related Project by all Investors and other parties owning an interest in such related Project, including all Related Participating Investors and all other Investors and other parties who did not consent and elect to be Participating Investors hereinunder. For example, if, after such prorations and adjustments described herein, the amount owed to the Cornerstone Parties from a Project would have been $100,000 assuming all of the interests in such Project were acquired by the Cornerstone Parties, but, in fact, such Project is a Partially Participating Project and the Related Participating Investors in such Project held, in the aggregate, a fifty percent (50%) Related Project Ownership Percentage, then such Related Participating Investors shall share in and pay fifty percent (50%) of such proration and amounts attributable to the Related Project and Related Project Entity.

        (f) FINAL CLOSING ACCOUNTING. Within one hundred twenty (120) days after the Closing, the Wilson Representative, on behalf of the Related Participating Investors, and the Cornerstone Parties shall complete the final Closing Accounting pursuant to the provisions of this Section9.4 (PROJECT CLOSING ADJUSTMENTS) (the "PROJECT FINAL CLOSING ACCOUNTING") and, to the extent it is determined that either party has retained or received amounts in excess of the amounts to which it is entitled under this Section9.4 (PROJECT CLOSING ADJUSTMENTS), such party shall remit such excess to the other party within thirty (30) days of such determination. All adjustment amounts due a party under this Section9.4 (PROJECT CLOSING ADJUSTMENTS) will bear interest at the rate of LIBOR plus 150 basis points from the Closing Date until settled and paid in full. After (i) the Project Final Closing Accounting has been completed and approved by the Cornerstone Parties and the Wilson Representative, (ii) the parties have paid all amounts required to be paid to reflect the adjustments between the Project Estimated Closing Accounting and the Project Final Closing Accounting, and
    (iii) all Wilson Costs have been paid and, to the extent provided in Section1.3(d) (CERTAIN CASH ADJUSTMENTS), allocated and debited to the cash distributable to the Related Participating Investors, then any cash balance existing as of the Closing for a Project Entity after any such payments and deductions described in (i)--(iii) above shall be distributed to the Related Participating Investors and the other Investors in accordance with the distribution provisions of the applicable Project Entity Documents and the Interests therein owned by the Related Participating Investors and the other Investors subject to the statutory rights of dissenters under applicable California law.

        (g) FUND-IV CREDIT. At the Closing, there shall be a credit of Three Million Dollars ($3,000,000) to be paid or given by Cornerstone and applied against the obligations of FUND-IV Investors and co-investors in Project Entities in which FUND-IV and/or co-investors in FUND-IV are investors (collectively, "FUND-IV INVESTORS") with respect to their obligations for Leasing Costs and Capital Expenditures otherwise allocated to them under SectionSection6.1(b) (LEASING AND LEASE COSTS) and 6.1(c) (CAPITAL EXPENDITURES), and to the extent, if any, that these Leasing Costs and Capital Expenditures are less than $3,000,000, the balance of this credit may be applied as a credit against the FUND-IV Investors' obligations to pay a share of Prorations and/or Wilson Costs, or received by the FUND-IV Investors as increased Consideration payable at the Closing. This $3 million credit shall be allocated amongst the FUND-IV Investors in proportion to their Consideration received as FUND-IV Investors.

    9.5 WILSON CLOSING ADJUSTMENTS

        (a) WW&A ESTIMATED CLOSING ACCOUNTING. At least fifteen (15) days prior to Scheduled Closing Date, WW&A shall prepare and deliver to the Cornerstone Parties a proposed accounting prepared in accordance with GAAP consistently applied ("WW&A ESTIMATED CLOSING ACCOUNTING"), that shall estimate, in itemized form for WW&A, the following items (unless otherwise indicated, as of 11:59 p.m. as of the day before the Closing Date):

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           (i) All cash and receivables held by WW&A, including without limitation, the bank accounts of WW&A and construction, development, management, asset management, and other fees and amounts payable to WW&A (excluding any amounts payable to WW&A with respect to its Interests in Project Entities and Projects) (collectively, the "WW&A PROJECT INTERESTS"); PROVIDED that nothing herein shall preclude WW&A from making any distribution of these items to its shareholders prior to the Closing and the estimate shall be adjusted for any such distributions;

           (ii) All amounts prepaid by WW&A under any WW&A Material Contracts and other contracts and prepaid insurance;

           (iii) All refundable deposits made by WW&A, including all refundable deposits made by WW&A with any utility company or governmental agency;

           (iv) All accounts payable and accrued expenses of WW&A including, without limitation, accounts payable and accrued expenses under leases, insurance policies, any WW&A Material Contracts and other contracts, which have not been funded or paid prior to the Closing Date, and all other ordinary and customary accounts payable and accrued expenses, including without limitation water, sewer, electricity and gas charges, real estate taxes and assessments, personal property taxes and sales taxes;

           (v) All accrued but unpaid interest and other debt service due on the airplane loan to the extent not deducted in calculating the WW&A Company Value;

           (vi) All compensation, salaries, bonuses (including, without limitation, year end bonuses), payroll expenses, health care, insurance and other benefits, accrued vacation, retirement and profit sharing contributions, and other employee costs and expenses, PROVIDED, HOWEVER, the WW&A Shareholders shall be solely responsible for the payment of (A) any "transaction" bonuses or other unusual bonuses and (B) any amounts paid in connection with stock appreciation rights, and such amounts shall not be prorated in the WW&A Estimated Closing Statement or WW&A Final Closing Statement; and

           (vii) The net amount of cash payable to or due from WW&A, as a Participating Investor, with respect to its WW&A Project Interests pursuant to the provisions of Section9.4 (PROJECT CLOSING ADJUSTMENTS) (the "WW&A NET PROJECT PRORATIONS").

        (b) WW&A CLOSING ACCOUNTING. Following receipt of the WW&A Estimated Closing Accounting by the Cornerstone Parties, the Cornerstone Parties shall review the WW&A Estimated Closing Accounting and shall have the right to approve the same, such approval not to be unreasonably withheld conditioned or delayed. On the day immediately preceding Closing, WW&A and the Cornerstone Parties shall update the approved WW&A Estimated Closing Accounting (the "WW&A FINAL CLOSING ACCOUNTING") based upon actual operations of WW&A as of such date.

        (c) To the extent that the sum of the assets described in clauses (i) through (iii) above of the WW&A Final Closing Accounting MINUS the sum of the liabilities described in clauses (iv) through (vi) above of the WW&A Final Closing Accounting, and as adjusted, PLUS OR MINUS, by the WW&A Net Project Prorations, as the case may be ("NET WORKING CAPITAL") is a positive number, such positive number is referred to as the "SURPLUS NET WORKING CAPITAL"; and to the extent that the Net Working Capital is a negative number, such negative number is referred to as "NET WORKING CAPITAL DEFICIT". In the event of Surplus Net Working Capital, the amount of such Surplus Net Working Capital shall be paid by the Cornerstone Parties to the WW&A Shareholders in cash in proportion to their ownership of WW&A Shares; and in the event of a Net Working Capital Deficit, the WW&A Shareholders shall pay to the Cornerstone Parties in cash such Net Working Capital Deficit in proportion to their ownership of WW&A Shares. In the event that the parties are unable to agree on the WW&A Estimated Closing Accounting or the WW&A Final Closing Accounting, the issue shall be resolved in accordance with Section9.5(d) (RESOLUTION; FINAL ACCOUNTING).

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        (d) RESOLUTION: FINAL ACCOUNTING. In the event the parties are unable to finally resolve any issue relating to the WW&A Estimated Closing Accounting or the WW&A Closing Accounting prior to the Closing Date, the matter shall be resolved following the Closing in a post-closing audit to be conducted by Coopers & Lybrand L.L.P. Within one hundred and twenty (120) days after the Closing, the parties shall cause Coopers & Lybrand L.L.P. to conduct an audit of the WW&A Final Closing Accounting and, to the extent it is determined that either party has retained or received amounts in excess of the amounts to which it is entitled under this Section9.5 (WW&A CLOSING ADJUSTMENTS), such party shall remit such excess to the other party within thirty (30) days of such determination. All adjustment amounts due a party under this Section9.5(d) (RESOLUTION; FINAL ACCOUNTING) will bear interest at the rate of LIBOR plus 150 basis points from the Closing Date until settled and paid in full.

    9.6 EXPENSES.

        (a) GENERAL; TRANSACTION COSTS. Except as otherwise specified in this Agreement, all costs and expenses, including fees and disbursements of counsel, financial advisors and accountants, incurred in connection with the Transaction Agreements and the Transactions (collectively, "TRANSACTION COSTS") shall be paid by the party incurring such costs and expenses whether or not the Closing shall have occurred. Without limiting the generality of the foregoing, the Wilson Parties and the Cornerstone Parties acknowledge and agree that: (i) the Wilson Parties have engaged Coopers & Lybrand LLP (San Francisco), Farella Braun & Martel LLP, and Lazard Freres & Co., LLC to advise the Wilson Parties in connection with the Transactions and expect to engage an investment banker of recognized national standing to render a fairness opinion, and that they shall be responsible for the fees and expenses of such advisors and their other Transaction Costs whether the Closing occurs or not (the "WILSON TRANSACTION COSTS"); the Wilson Transaction Costs will also include the reasonable fees and expenses of the Wilson Representative which will be estimated at Closing; and (ii) the Cornerstone Parties have engaged Coopers & Lybrand LLP (New York), King & Spalding, Arthur Andersen LLP., Merrill Lynch & Co., and Morgan Stanley & Co. Incorporated to advise the Cornerstone Parties in connection with the Transactions, and that the Cornerstone Parties shall be responsible for the fees and expenses of such advisors and their other Transaction Costs whether the Closing occurs or not (the "CORNERSTONE TRANSACTION COSTS").

        (b) CERTAIN DUE DILIGENCE AND CLOSING COSTS. Cornerstone shall pay the cost of property surveys, title searches and other investigations ordered, and the fees and expenses of title insurance and escrow services engaged, in connection with the Transactions, subject to the provisions of Section1.5 (CERTAIN CLOSING COSTS).

    9.7 NO WARRANTIES.

        (a) AS IS.

           (i) CORNERSTONE AND THE OPERATING PARTNERSHIP ACKNOWLEDGE AND AGREE THAT, EXCEPT AS SET FORTH IN THE TRANSACTION AGREEMENTS, THE OPERATING PARTNERSHIP IS ACQUIRING THE INTERESTS AND THAT THE RELATED PROJECTS SHALL BE IN THEIR "AS IS" CONDITION "SUBJECT TO ALL FAULTS" AND SPECIFICALLY AND EXPRESSLY WITHOUT ANY WARRANTIES, REPRESENTATIONS OR GUARANTEES, EITHER EXPRESS OR IMPLIED, OF ANY KIND, NATURE, OR TYPE WHATSOEVER FROM OR ON BEHALF OF THE WILSON PARTIES. CORNERSTONE AND THE OPERATING PARTNERSHIP FURTHER ACKNOWLEDGE THAT, EXCEPT AS OTHERWISE SET FORTH IN THE TRANSACTION AGREEMENTS, ALL MATERIALS RELATING TO THE PROPERTY WHICH HAVE BEEN PROVIDED BY THE GP PARTIES HAVE BEEN PROVIDED WITHOUT ANY WARRANTY OR REPRESENTATION, EXPRESSED OR IMPLIED, AS TO THEIR CONTENT, SUITABILITY FOR ANY PURPOSE, ACCURACY, TRUTHFULNESS OR COMPLETENESS AND NEITHER THE OPERATING PARTNERSHIP NOR CORNERSTONE SHALL

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       HAVE ANY RECOURSE AGAINST THE WILSON PARTIES OR THEIR COUNSEL, ADVISORS,
       AGENTS, OFFICERS, DIRECTORS OR EMPLOYEES FOR ANY INFORMATION IN THE EVENT OF ANY ERRORS THEREIN OR OMISSIONS THEREFROM. CORNERSTONE AND THE OPERATING PARTNERSHIP EACH REPRESENT THAT THEY ARE SOPHISTICATED AND EXPERIENCED IN ALL MATTERS RELATING TO THE PROPERTY AND, EXCEPT AS OTHERWISE SET FORTH IN THE TRANSACTION AGREEMENTS, THEY ARE RELYING SOLELY ON SUCH EXPERIENCE AND SOPHISTICATION IN MAKING ALL DECISIONS WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED HEREIN.

           (ii) THE WILSON PARTIES ACKNOWLEDGE AND AGREE THAT, EXCEPT AS SET FORTH IN THE TRANSACTION AGREEMENTS AND THE INFORMATION STATEMENT, THE CORNERSTONE PROJECTS SHALL BE IN THEIR "AS IS" CONDITION "SUBJECT TO ALL FAULTS" AND SPECIFICALLY AND EXPRESSLY WITHOUT ANY WARRANTIES, REPRESENTATIONS OR GUARANTEES, EITHER EXPRESS OR IMPLIED, OF ANY KIND, NATURE, OR TYPE WHATSOEVER FROM OR ON BEHALF OF THE CORNERSTONE PARTIES. THE WILSON PARTIES FURTHER ACKNOWLEDGE THAT, EXCEPT AS OTHERWISE SET FORTH IN THE TRANSACTION AGREEMENTS, AND THE INFORMATION STATEMENT ALL MATERIALS RELATING TO THE CORNERSTONE PROPERTIES WHICH HAVE BEEN PROVIDED BY THE CORNERSTONE PARTIES HAVE BEEN PROVIDED WITHOUT ANY WARRANTY OR REPRESENTATION, EXPRESSED OR IMPLIED, AS TO THEIR CONTENT, SUITABILITY FOR ANY PURPOSE, ACCURACY, TRUTHFULNESS OR COMPLETENESS AND NO WILSON PARTY SHALL HAVE ANY RECOURSE AGAINST THE CORNERSTONE PARTIES OR THEIR COUNSEL, ADVISORS, AGENTS, OFFICERS, DIRECTORS OR EMPLOYEES FOR ANY INFORMATION IN THE EVENT OF ANY ERRORS THEREIN OR OMISSIONS THEREFROM. THE WILSON PARTIES EACH REPRESENT THAT THEY ARE SOPHISTICATED AND EXPERIENCED IN ALL MATTERS RELATING TO PROPERTY AND, EXCEPT AS OTHERWISE SET FORTH IN THE TRANSACTION AGREEMENTS, THEY ARE RELYING SOLELY ON SUCH EXPERIENCE AND SOPHISTICATION IN MAKING ALL DECISIONS WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED HEREIN.

        (b) LIMIT ON WARRANTIES.

           (i) CORNERSTONE AND THE OPERATING PARTNERSHIP HEREBY ACKNOWLEDGE AND AGREE THAT, EXCEPT AS SET FORTH IN THE TRANSACTION AGREEMENTS, THE WILSON PARTIES HAVE NOT MADE, DO NOT MAKE AND SPECIFICALLY DISCLAIM ANY REPRESENTATION OR WARRANTY, PROMISE, COVENANT, AGREEMENT OR GUARANTEE OF ANY NATURE, EXPRESS OR IMPLIED, ORAL OR WRITTEN, AS TO OR REGARDING: (ii) THE QUALITY, NATURE, ADEQUACY OR PHYSICAL CONDITION, WHETHER LATENT OR PATENT, OF THE PROJECTS, INCLUDING, BUT NOT LIMITED TO, THE STRUCTURAL ELEMENTS, FOUNDATION, APPURTENANCES, ACCESS, LANDSCAPING, PARKING FACILITIES OR THE ELECTRICAL, MECHANICAL, HVAC, PLUMBING, SEWAGE OR UTILITY SYSTEMS, FACILITIES OR APPLIANCES AT OR IN CONNECTION WITH THE PROJECTS, IF ANY; (iii) THE EXISTENCE, QUALITY, NATURE, ADEQUACY, PHYSICAL CONDITION, OR LOCATION OF ANY UTILITIES SERVING THE PROJECTS;
       (iv) THE DEVELOPMENT POTENTIAL OF THE PROJECTS, THE HABITABILITY THEREOF OR, MERCHANTABILITY OR FITNESS, SUITABILITY OR ADEQUACY FOR ANY PARTICULAR PURPOSE; (v) THE ZONING OR OTHER LEGAL STATUS OF THE PROJECTS

                                     A-102
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       OR THE POTENTIAL USE OF THE PROJECTS; (vi) THE PROJECTS OR THEIR
       OPERATIONS' COMPLIANCE WITH ANY APPLICABLE LEGAL REQUIREMENTS; (vii) THE QUALITY OF ANY LABOR OR MATERIALS RELATING IN ANY WAY TO THE PROJECTS;
       (viii) COMPLIANCE WITH ANY ENVIRONMENTAL PROTECTION, POLLUTION OR LAND USE LAWS, RULES, REGULATIONS, ORDERS OR REQUIREMENTS, INCLUDING THE EXISTENCE IN, ON OR UNDER THE PROJECTS OF ANY HAZARDOUS MATERIALS; OR
       (ix) THE CONDITION OF TITLE TO THE PROJECTS OR THE NATURE, STATUS AND EXTENT OF ANY RIGHT, ENCUMBRANCE, LICENSE, RESERVATION, COVENANT, CONDITION, RESTRICTION OR ANY OTHER MATTER AFFECTING TITLE TO THE PROJECTS. WITHOUT LIMITING AND SUBJECT TO THE FOREGOING, AND EXCEPT AS SET FORTH IN THE TRANSACTION AGREEMENTS, CORNERSTONE AND THE OPERATING PARTNERSHIP ON BEHALF OF THEMSELVES AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS, WAIVE AND RELEASE THE WILSON PARTIES AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS FROM ANY AND ALL DEMANDS, CLAIMS, LEGAL OR ADMINISTRATIVE PROCEEDINGS, LOSSES, LIABILITIES, DAMAGES, PENALTIES, FINES, LIENS, JUDGMENTS, COSTS OR EXPENSES WHATSOEVER (INCLUDING ATTORNEYS' FEES AND DEFENSE COSTS), WHETHER DIRECT OR INDIRECT, KNOWN OR UNKNOWN, FORESEEN OR UNFORESEEN, ARISING FROM OR RELATING TO THE PHYSICAL CONDITION OF THE PROJECTS OR ANY LAW OR REGULATION APPLICABLE THERETO, INCLUDING THE PRESENCE OR ALLEGED PRESENCE OF HARMFUL, TOXIC OR HAZARDOUS SUBSTANCES IN, ON, UNDER OR ABOUT THE PROJECTS.

           (ii) THE WILSON PARTIES HEREBY ACKNOWLEDGE AND AGREE THAT, EXCEPT AS SET FORTH IN THE TRANSACTION AGREEMENTS AND IN THE INFORMATION STATEMENT, THE CORNERSTONE PARTIES HAVE NOT MADE, DO NOT MAKE AND SPECIFICALLY DISCLAIM ANY REPRESENTATION OR WARRANTY, PROMISE, COVENANT, AGREEMENT OR GUARANTEE OF ANY NATURE, EXPRESS OR IMPLIED, ORAL OR WRITTEN, AS TO OR
       REGARDING: (i) THE QUALITY, NATURE, ADEQUACY OR PHYSICAL CONDITION, WHETHER LATENT OR PATENT, OF THE CORNERSTONE PROPERTIES, INCLUDING, BUT NOT LIMITED TO, THE STRUCTURAL ELEMENTS, FOUNDATION, APPURTENANCES, ACCESS, LANDSCAPING, PARKING FACILITIES OR THE ELECTRICAL, MECHANICAL, HVAC, PLUMBING, SEWAGE OR UTILITY SYSTEMS, FACILITIES OR APPLIANCES AT OR IN CONNECTION WITH THE CORNERSTONE PROPERTIES, IF ANY; (ii) THE EXISTENCE, QUALITY, NATURE, ADEQUACY, PHYSICAL CONDITION, OR LOCATION OF ANY UTILITIES SERVING THE CORNERSTONE PROPERTIES; (iii) THE DEVELOPMENT POTENTIAL OF THE CORNERSTONE PROPERTIES, THE HABITABILITY THEREOF OR, MERCHANTABILITY OR FITNESS, SUITABILITY OR ADEQUACY FOR ANY PARTICULAR PURPOSE; (iv) THE ZONING OR OTHER LEGAL STATUS OF THE CORNERSTONE PROPERTIES OR THE POTENTIAL USE OF THE CORNERSTONE PROPERTIES; (v) THE CORNERSTONE PROPERTIES OR THEIR OPERATIONS' COMPLIANCE WITH ANY APPLICABLE LEGAL REQUIREMENTS; (vi) THE QUALITY OF ANY LABOR OR MATERIALS RELATING IN ANY WAY TO THE CORNERSTONE PROPERTIES; (vii) COMPLIANCE WITH ANY ENVIRONMENTAL PROTECTION, POLLUTION OR LAND USE LAWS, RULES, REGULATIONS, ORDERS OR REQUIREMENTS, INCLUDING THE EXISTENCE IN, ON OR UNDER THE CORNERSTONE PROPERTIES OF ANY HAZARDOUS MATERIALS; OR (viii) THE CONDITION OF TITLE TO THE CORNERSTONE PROPERTIES OR THE NATURE, STATUS AND EXTENT OF ANY RIGHT, ENCUMBRANCE, LICENSE, RESERVATION, COVENANT, CONDITION, RESTRICTION OR ANY OTHER MATTER AFFECTING TITLE TO THE

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       CORNERSTONE PROPERTIES. WITHOUT LIMITING AND SUBJECT TO THE FOREGOING,
       AND EXCEPT AS SET FORTH IN THE TRANSACTION AGREEMENTS, THE WILSON PARTIES ON BEHALF OF THEMSELVES AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS, WAIVE AND RELEASE THE CORNERSTONE PARTIES AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS FROM ANY AND ALL DEMANDS, CLAIMS, LEGAL OR ADMINISTRATIVE PROCEEDINGS LOSSES, LIABILITIES, DAMAGES, PENALTIES, FINES, LIENS, JUDGMENTS, COSTS OR EXPENSE WHATSOEVER (INCLUDING ATTORNEYS' FEES AND DEFENSE COSTS), WHETHER DIRECT OR INDIRECT, KNOWN OR UNKNOWN, FORESEEN OR UNFORESEEN, ARISING FROM OR RELATING TO THE PHYSICAL CONDITION OF THE CORNERSTONE PROPERTIES OR ANY LAW OR REGULATION APPLICABLE THERETO, INCLUDING THE PRESENCE OR ALLEGED PRESENCE OF HARMFUL, TOXIC OR HAZARDOUS SUBSTANCES IN, ON, UNDER OR ABOUT THE CORNERSTONE PROPERTIES.

    10. CONDITIONS PRECEDENT TO CLOSING.

    10.1 CONDITIONS TO OBLIGATIONS OF THE WILSON PARTIES. The obligations of each of the Participating Investors to contribute their Interests and of Wilson to consummate the Merger and of each Wilson Party to perform the other covenants and obligations to be performed by such Wilson Party on the Closing Date shall be subject to satisfaction of the following conditions for the sole benefit of the Wilson Parties (all or any of which may be waived, in whole or in part, by the Wilson Parties or by the Wilson Representative on their behalf):

        (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties made by the Cornerstone Parties herein shall be true and correct in all material respects as of the date made; PROVIDED, HOWEVER, that a failure of any representations or warranties to be true and correct in all material respects shall not give rise to a claim or right of termination by the Wilson Parties hereunder so long as such matters do not result in an aggregate loss or liability in excess of the sum of (i) three percent (3%) of the sum of the Project Values for the Projects included in the Transactions (adjusted prorata to reflect any Partially Participating Projects) plus (ii) $5,000,000.

        (b) DELIVERIES. The Cornerstone Parties shall have executed and delivered to the Wilson Parties, all of the items and documents provided herein for said delivery; PROVIDED, HOWEVER, that a failure to execute or deliver any item or document shall not give rise to a claim or right of termination by the Wilson Parties hereunder so long as such matters do not have a Material Adverse Effect on the Transactions and unless the procedures set forth in Section17.1 (DEFAULTS) have been followed.

        (c) PERFORMANCE. The Cornerstone Parties shall have performed all covenants and obligations undertaken by the Cornerstone Parties herein in all material respects and materially complied with all conditions required by this Agreement to be performed or complied with by them on or before the Closing Date; provided, however, that a failure of any such performance shall not give rise to a claim or right of termination by the Wilson Parties hereunder so long as such matters do not have a Material Adverse Effect on the Transactions and unless the procedures set forth in Section17.1 (DEFAULTS) have been followed.

        (d) REIT STATUS. The Cornerstone Parties shall have been treated as a REIT for Tax purposes in its most recent federal income tax return, and shall be in compliance with all applicable laws, rules and regulations, including the Code, necessary to permit it to be so treated. Cornerstone shall not have taken any action or have failed to take any action which could be expected to, alone or in conjunction with any other factors, result in the loss of its status as a REIT for federal income tax purposes.

        (e) PARTNERSHIP STATUS. The Operating Partnership shall be classified as a partnership for federal and all state and local income tax purposes.

        (f) CLOSING BY JANUARY 1, 1999. The Closing shall have occurred on or before January 1, 1999.

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        (g) WILSON THRESHOLD CONSENTS. A sufficient number of Investors shall have consented to and/or elected to participate in the Transaction and become Participating Investors (the "WILSON THRESHOLD CONSENTS"): to permit the Cornerstone Parties to acquire, either directly through contributions and/or as a result of mergers of the applicable Fund into the Operating Partnership, the Funds and other Interests such that following the Closing and any subsequent mergers or Project contributions, Completed Transactions will have occurred with respect to all of the Funds and Fund Projects. The date, if ever, that the Wilson Threshold Consents have been obtained is herein referred to as the "WILSON THRESHOLD CONSENT DATE."

        (h) NO TERMINATION. Neither the Wilson Parties nor the Cornerstone Parties shall have exercised a right to terminate this Agreement and the Transactions pursuant to the provisions of Section2.7(b) (TERMINATION FOR BREACH OF WW&A REPRESENTATION OR WARRANTY).

        (i) CORNERSTONE SHAREHOLDER APPROVALS. This Agreement, the Merger and all other matters necessary to consummate the other Transactions to occur on the Closing Date shall have been approved and adopted by the Cornerstone Shareholders.

        (j) OTHER WILSON CONSENTS. In addition to the Wilson Threshold Consents, the Wilson Parties shall have obtained the consents and approvals described in SCHEDULE 10.1(J) (OTHER WILSON CONSENTS).

        (k) HSR ACT WAITING PERIOD. The waiting period (and any extension thereof) applicable to the Transactions under the HSR Act, if applicable, shall have expired or been terminated.

        (l) NO PROCEEDING OR LITIGATION. No Action shall have been commenced by or before any Governmental Authority against any party hereto, seeking to restrain or materially and adversely alter the Transactions which, in the reasonable, good faith determination of the Wilson Parties, is likely to render it impossible or unlawful to consummate such Transactions; PROVIDED, HOWEVER, that the provisions of this section shall not apply if the Wilson Parties or Wilson Representative have directly or indirectly solicited or encouraged any such Action;

        (m) PGGM INVESTMENT. The $200,000,000 investment from PGGM in Cornerstone described in the definition of "Permitted Transactions" has closed or is closing simultaneously with the Closing and the PGGM Registration Rights Agreement has become effective, unless the failure to close arises out of a breach or a default by the Wilson Parties under this Agreement;

        (n) BYLAWS. The Amended and Restated Bylaws of Cornerstone attached as
    EXHIBIT 2.4 (BYLAWS) are in full force and effect.

        (o) NO CHANGE IN CONTROL TRANSACTION. No Change of Control Transaction has occurred with respect to any of the Cornerstone Parties nor has any agreement been entered to or announced with respect to any such Change of Control Transaction. In this Agreement "CHANGE IN CONTROL TRANSACTION" means any of the following occurrences:

           (i) securities of Cornerstone representing twenty-five percent (25%) or more of the combined voting power of Cornerstone's then outstanding voting securities are acquired pursuant to a tender offer or an exchange offer; or

           (ii) a merger or consolidation is consummated in which Cornerstone is a constituent corporation and which results in less than fifty percent (50%) of the outstanding voting securities of the surviving or resulting entity being owned by the former stockholders of Cornerstone;

           (iii) any person becomes the beneficial owner, directly or indirectly, of securities of Cornerstone representing twenty-five percent (25%) or more of the combined voting power of Cornerstone's then outstanding securities; or

           (iv) all or substantially all of the assets of the Cornerstone Group are sold, liquidated or distributed; or

           (v) the persons who were, as of the Execution Date, members of the Cornerstone Board, cease for any reason to be a majority thereof.

       Notwithstanding the foregoing, "Change of Control" shall in no event refer to any of the foregoing if, as a result thereof, control of Cornerstone is held by a person who is an affiliate of Cornerstone as defined in the Securities Exchange Act of 1934, as amended, as of the date hereof.

    10.2 CONDITIONS TO OBLIGATIONS OF THE CORNERSTONE PARTIES. The obligations of the Cornerstone Parties to accept the Interests to be contributed and consummate the Merger, and the Cornerstone Parties' obligations to perform the other covenants and obligations to be performed by the Cornerstone Parties on the Closing Date shall be subject to satisfaction of the following conditions for the sole benefit of the Cornerstone Parties (all or any of which may be waived, in whole or in part, by the Cornerstone Parties):

        (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties made by the Wilson Parties herein are true and correct in all material respects as of the date made; PROVIDED, HOWEVER, that a failure of a representation or warranty to be true and correct in all material respects shall not give rise to a claim or right of termination by the Cornerstone Parties hereunder so long as such matters do not result in an aggregate loss or liability in excess of the sum of (i) three percent (3%) of the sum of the Project Values for the Projects to be included in the Transactions (adjusted prorata to reflect any Partially Participating Projects) PLUS (ii) $5,000,000.

        (b) PERFORMANCE. The Wilson Parties shall have performed all covenants and obligations undertaken by the Wilson Parties in all material respects and materially complied with all conditions required by this Agreement to be performed or complied with by them on or before the Closing Date; PROVIDED, HOWEVER, that a failure of any such compliance shall not give rise to a claim or right of termination by the Cornerstone Parties hereunder so long as such matters do not have a Material Adverse Effect on the Transactions and unless the procedures set forth in Section 17.1 (DEFAULTS) have been followed.

        (c) DELIVERIES. The Wilson Parties shall have executed and delivered to the Cornerstone Parties (or caused the execution and delivery of) all of the items and documents provided herein for said delivery; provided, however, that a failure to execute or deliver a document or item shall not give rise to a claim or right of termination by the Cornerstone Parties hereunder so long as such matters do not have a Material Adverse Effect on the Transactions and unless the procedures set forth in Section 17.1 (Defaults) have been followed.

        (d) CLOSING BY JANUARY 1, 1999. The Closing shall have occurred on or before January 1, 1999.

        (e) SHAREHOLDER APPROVALS. Cornerstone shall have received the Cornerstone Shareholder Approvals.

        (f) COMFORT LETTER. The Cornerstone Parties shall have received a "comfort" letter from Coopers & Lybrand, LLP, in form and substance reasonably satisfactory to Cornerstone.

        (g) CORNERSTONE THRESHOLD CONSENTS. A sufficient number of Investors shall have consented to and/ or elected to participate in the Transaction and become Participating Investors to permit the Cornerstone Parties and their affiliates to acquire, either directly through contributions and/or as a result of mergers of the applicable Fund or Project Entity into the Operating Partnership, WW&A, the Funds, and other Interests such that following the Closing and any subsequent mergers, the Cornerstone Parties will own the following (the "CORNERSTONE THRESHOLD CONSENTS (i) one hundred percent (100%) of WW&A; (ii) one hundred percent (100%) of the interests in the Funds; (iii) one hundred percent (100%) of the interests in the Fund Projects, (iv) one hundred percent (100%) of the interests in the Projects known as 188 Embarcadero, Exposition Center, and Crossroads; (v) the entire interests of Peninsula Office Park Associates, L.P. (53.33%) and Peninsula Office Park Investors, LLC

    (23.2883%) in Campus Drive Investment Company, the Project Entity which owns Peninsula Office Park 4; (vi) the entire interests owned by a GP Party (as a non-member manager), FUND-IV (54.0766%), Nassau Capital Real Estate Partners, L.P. (4.8423%) and WWOOF IV Delaware, Inc. (7.7477%) in 120 Montgomery Associates, LLC, the Project Entity which owns 120 Montgomery;
    (vii) the entire interests owned by a GP Party (as a non-member manager) and FUND-IV (66.6667%) in Bixby Office Park Associates, LLC, the Project Entity which owns Bixby Office Park; (viii) the Other Rockwood Interest and the Rockwood Interests, if WWA Investors has acquired the Rockwood Interests pursuant to the Rockwood Contract, as described in Section3.1(h) (ROCKWOOD PROJECTS). The date, if ever, that the Cornerstone Threshold Consents have been obtained is herein referred to as the "CORNERSTONE THRESHOLD CONSENT DATE."

        (h) NO TERMINATION. Neither the Wilson Parties nor the Cornerstone Parties shall have exercised a right to terminate this Agreement and the Transactions, pursuant to the provisions of Section2.7(b) (TERMINATION FOR BREACH OF WW&A REPRESENTATIONS OR WARRANTIES).

        (i) NO PROCEEDING OR LITIGATION. There shall be no effective injunction, writ or preliminary restraining order or any order of any nature (nor any Action pending seeking the imposition of such an injunction, writ, preliminary restraining order or other order) issued by any Government Authority of competent jurisdiction to the effect that the Transactions may not be consummated, PROVIDED, HOWEVER, that the provisions of this Section shall not apply if the Cornerstone Parties have directly or indirectly solicited or encouraged any such Action.

        (j) OTHER CORNERSTONE CONSENTS. In addition to the Cornerstone Threshold Consents, the Cornerstone Parties shall have obtained the consents and approvals described on SCHEDULE 10.2(J) (OTHER CORNERSTONE CONSENTS).

        (k) ASSUMED LOANS. The outstanding principal balance of the Assumed Loans at Closing is not less than $496,000,000 in the aggregate.

        (l) HSR ACT WAITING PERIOD. The waiting period (and any extension thereof) applicable to the Transactions under the HSR Act, if applicable, shall have expired or been terminated.

        (m) DISSENTERS. If there are any non-Participating Investors in the Funds or in any Complete Transaction Project whose Interests will be acquired by the Cornerstone Parties through a merger into the Operating Partnership and if any such non-Participating Investors timely and effectively exercise an available right to have its Interests purchased by the Operating Partnership, as provided under Section15679.3 of the California Corporations Code (an "ELECTING DISSENTING INVESTOR"), then, as a condition under this Section10.2 (CONDITIONS TO OBLIGATIONS OF THE CORNERSTONE PARTIES), the aggregate Consideration which would have been received by all such Electing Dissenting Investors in the Transactions, if they had been Participating Investors hereunder, shall not exceed $50,000,000.

    11. INDEMNIFICATION; CLAIMS AGAINST HOLDBACK.

    11.1 BY THE WILSON PARTIES. Subject to the limitations on remedies and amounts provided in this Section11, the Wilson Parties shall jointly and severally indemnify, save and hold harmless Cornerstone, the Operating Partnership and their respective directors, officers, employees, agents, representatives and affiliates (each of which is a "CORNERSTONE INDEMNIFIED PARTY"), from and against any and all costs, losses (including, without limitation, diminution in value), liabilities, obligations, damages, lawsuits, deficiencies, claims, demands, and expenses (whether or not arising out of third-party claims), including interest, penalties, lost profits and other losses, attorneys' fees and all amounts paid in investigation, defense or settlement of any of the foregoing, incurred in connection with, arising out of, resulting from or incident to (a) the inaccuracy of any representation made by, or the failure to comply with any agreement of any Wilson Party set forth in this Agreement or the Ancillary Agreements or in the certificate or certificates delivered to the Cornerstone Parties pursuant to Section9.2 (DELIVERIES AT THE CLOSING BY THE WILSON PARTIES) hereof, (b) any untrue statement of a material fact contained in those sections of the Information Statement and Proxy Statement specifically identified as describing or relating to the Wilson Parties, the Funds, the Project Entities or the Projects or any omission to state any material fact in any such sections of the Information Statement and Proxy Statement required to be stated in such sections or necessary to make the statements in such sections, in light of the circumstances in which they were made, not misleading, (c) the breach by a Wilson Party of any of its fiduciary duties (including, without limitation, duties of disclosure and duties regarding allocation among the Participating Investors of the aggregate Contribution Consideration and the determination of the financial and other terms to govern the relationship of the Participating Investors among themselves with respect to the Transactions) to any other person or entity arising in connection with the transactions contemplated by this Agreement, or (d) any document filed or to be filed by or on behalf of any Wilson Party or any direct or indirect shareholder, partner, member or affiliate of a Wilson Party (the "WILSON COVERED PARTY") with any Governmental Authority or any other document prepared or distributed by or on behalf of any Covered Party in connection with the transactions contemplated hereby, including any document distributed in connection with the solicitation of consents to the consummation by the Wilson Party of the transactions contemplated by this Agreement (PROVIDED, HOWEVER, that the foregoing shall not apply to information provided by the Cornerstone Parties in writing to the Wilson Covered Party specifically for inclusion or incorporation by reference in any such document) (the foregoing costs and losses are referred to herein as "WILSON LOSSES").

    11.2 BY THE CORNERSTONE PARTIES. Subject to the limitations on remedies and amounts provided in this Section11, the Cornerstone Parties shall jointly and severally indemnify and save and hold harmless each of the Wilson Parties and their respective directors, officers, employees, agents, representatives and affiliates (each of which is a "WILSON INDEMNIFIED PARTY"; a Cornerstone Indemnified Party or a Wilson Indemnified Party sometimes referred to herein as an "INDEMNIFIED PARTY") from and against any and all costs, losses (including, without limitation, diminution in value), liabilities, obligations, damages, lawsuits, deficiencies, claims, demands, and expenses (whether or not arising out of third-party claims), including interest, penalties, lost profits and other losses, attorneys' fees and all amounts paid in investigation, defense or settlement of any of the foregoing incurred in connection with, arising out of, resulting from or incident to (a) the inaccuracy of any representation made by, or the failure to comply with any agreement of, the Cornerstone Parties set forth in this Agreement or in the Ancillary Agreements, (b) any untrue statement of a material fact contained in the Proxy Statement or omission to state any material fact in the Proxy Statement required to be stated in the Proxy Statement or necessary in order to make the statements in the Proxy Statement, in light of the circumstances under which they were made, not misleading; provided, however, that the foregoing shall not apply to those sections of the Proxy Statement specifically identified as describing or relating to the Wilson Parties, the Funds, the Project Entities or the Projects or to any information provided by one or more of the Wilson Parties specifically for inclusion or incorporation in the Proxy Statement, (c) any untrue statement of a material fact contained in those sections of the Information Statement specifically identified as describing or relating to the Cornerstone Parties or the Equity Securities or any omission to state any material fact in any such sections of the Information Statement required to be stated in such sections or necessary to make the statements in such sections, in light of the circumstances in which they were made, not misleading, (d) the breach by a Cornerstone Party of any of its fiduciary duties (including, without limitation, duties of disclosure) to any other person or entity arising in connection with the transactions contemplated by this Agreement, or (e) any document filed or to be filed by or on behalf of any Cornerstone Party or any direct or indirect shareholder, partner, member or affiliate of a Cornerstone Party (the "CORNERSTONE COVERED PARTY") with any Governmental Authority or any other document prepared or distributed by or on behalf of any Cornerstone Covered Party in connection with the transactions contemplated hereby (provided, however, that the foregoing shall not apply to information provided by the Wilson Parties in writing to the Cornerstone Covered Party specifically for inclusion or incorporation by reference in any such document) (the foregoing costs and loses are referred to herein as "CORNERSTONE LOSSES"; Wilson Losses or Cornerstone Losses are sometimes referred to herein as "LOSSES").

    11.3 COOPERATION. Each Indemnified Party shall cooperate in all reasonable respects with each party from which it is seeking indemnification hereunder (an "INDEMNITOR") and its representatives (including without limitation its attorneys) in the investigation, trial and defense of any lawsuit or action and any appeal arising therefrom; PROVIDED, HOWEVER, that the Indemnified Party may, at its own cost, participate in negotiations, arbitrations and the investigation, trial and defense of such lawsuit or action and any appeal arising therefrom. The parties shall cooperate with each other in any notifications to insurers.

    11.4 CLAIMS FOR INDEMNIFICATION. If a claim for Losses (a "CLAIM") is to be made by a Indemnified Party against the Indemnitor, the party claiming such indemnification shall give written notice (a "CLAIM NOTICE") to the Indemnitor as soon as practicable after the party entitled to indemnification becomes aware of any fact, condition or event which may give rise to Losses for which indemnification may be sought under this Section11. Such Claim Notice shall specify the amount of the Claim asserted, if actually known to the Indemnified Party and method of computation thereof, and shall contain a reference to the provisions of this Agreement in respect of which such Claim arises. If any lawsuit or enforcement action is filed by a third party against any Indemnified Party, written notice thereof shall be given to the Indemnitor as promptly as practicable (and in any event within 15 calendar days after the service of the citation or summons). The failure of any Indemnified Party to give timely notice hereunder shall not affect rights to indemnification hereunder, except to the extent that the Indemnitor demonstrates actual damage caused by such failure. After such notice, if the Indemnitor acknowledges in writing to the Indemnified Party its obligation to indemnify the Indemnified Party hereunder against any Losses that may result from such lawsuit or enforcement action, then the Indemnitor shall be entitled, if it so elects at its own cost, risk and expense,
(i) to take control of the defense and investigation of such lawsuit or action,
(ii) to employ and engage attorneys of its own choice, subject to the reasonable approval of the Indemnified Party, to handle and defend the same unless (A) the named parties to such action or proceeding (including any impleaded parties) include both the Indemnitor and the Indemnified Party and (B) the Indemnified Party has been advised in writing by counsel that there exists or is reasonably likely to exist a conflict of interest that would make it inappropriate for the same counsel to represent both the Indemnified Party and the Indemnitor, in which event the Indemnified Party shall be entitled, at the Indemnitor's cost, risk and expense, to separate counsel of its own choosing, subject to the reasonable approval of Indemnitor, and (iii) to compromise or settle such Claim, which compromise or settlement shall be made only with the written consent of the Indemnified Party, such consent not to be unreasonably withheld. If the Indemnitor fails to assume the defense of such Claim within 15 calendar days after receipt of the Claim Notice, the Indemnified Party against which such Claim has been asserted will (upon delivering notice to such effect to the Indemnitor) have the right to undertake, at the Indemnitor's cost and expense, the defense, compromise or settlement of such claim on behalf of and for the account and risk of the Indemnitor; provided, however, that such Claim shall not be compromised or settled without the written consent of the Indemnitor, which consent shall not be unreasonably withheld. In the event the Indemnified Party assumes the defense of the Claim, the Indemnified Party will keep the Indemnitor reasonably informed of the progress of any such defense, compromise or settlement. The Indemnitor shall be liable for any settlement of any action effected pursuant to and in accordance with this Section11 and for any final judgment (subject to any right of appeal), and the Indemnitor agrees to indemnify and hold harmless an indemnified party from and against any Losses by reason of such settlement or judgment.

    11.5 LIMITATION ON INDEMNIFICATION. No Wilson Indemnified Party will make a claim under Section11.2 (BY THE CORNERSTONE PARTIES) unless the total of all claims by all Wilson Indemnified Parties thereunder and theretofor exceeds, in the aggregate, fifty percent (50%) of the Holdback Amount (the "THRESHOLD AMOUNT"). No Cornerstone Indemnified Party will make a claim under Section11.1 (BY THE WILSON PARTIES) unless the total of all claims by all Cornerstone Indemnified Parties thereunder and theretofor exceeds, in the aggregate, the Threshold Amount. The Threshold Amount is a deductible amount, and the indemnification obligation of the Indemnitor will not include the Threshold Amount, but will include all other Losses subject to indemnification. Notwithstanding the foregoing, (i) the Cornerstone Parties shall not be liable for Losses above the Threshold Amount, in the aggregate, in excess of the Holdback Amount; and (ii) the Wilson Parties shall not be liable for Losses above the Threshold Amount, except to the extent of any cash, Units and/or Shares remaining in the Indemnity Escrow Fund (hereinafter defined), (such maximum amount described above with respect to either the Cornerstone Parties or the Wilson Parties, as the case may be, is herein referred to as the "MAXIMUM INDEMNIFICATION AMOUNT"), PROVIDED that in the event the Wilson Parties have then paid the full Maximum Indemnification Amount to satisfy their obligations hereunder and a Cornerstone Indemnified Party seeks further indemnity for a Loss arising from a breach by only WW&A covered under Section11.1 (BY THE WILSON PARTIES), the Cornerstone Indemnified Party shall be entitled to recover an additional amount to the extent of the WW&A Holdback Shares in the WW&A Escrow Fund, which shall reflect the then current value of the WW&A Holdback Shares therein (the "MAXIMUM ADDITIONAL WW&A INDEMNIFICATION AMOUNT"). Notwithstanding the foregoing, Claims and Losses relating to the following matters or circumstances will not be limited to the deductible Threshold Amount or apply to reduce the Maximum Indemnification Amount or Maximum Additional WW&A Indemnification Amount, as the case may be: (A) a breach of the representation and indemnity in Section14 relating to brokerage commissions; (B) a breach of any of the representations, warranties or covenants contained in the Ancillary Agreements (except as otherwise expressly provided therein); (C) a breach of indemnity relating to Losses or liens created by or resulting from inspections conducted by a party; (D) breach of the covenants set forth in SectionSection6.12, 6.13 and 6.15; (E) an intentionally fraudulent misrepresentation; (F) a failure of a party to pay costs or expenses required to be paid by such party under the Transaction Documents, including closing adjustments; and (G) a breach of the indemnity relating to income tax liabilities of the Wilson Parties and the Cornerstone Parties. Payments made to an Indemnified Party hereunder shall be limited to the amount of Losses that remain after deducting therefrom any insurance proceeds and any indemnity, contribution or other payment actually received by the Indemnified Party from any person (other than Indemnitor) with respect thereto.

    11.6 SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS. All Claims for the breach of any representation or warranty under this Agreement must be brought, if at all, by the filing of a Claim Notice on or before the first (1st) anniversary of the Closing Date; and all Claims for the breach of any covenant under this Agreement or the Ancillary Agreements must be brought, if at all, by the filing of a Claim Notice on or before the date which is one (1) year from and after the date when performance of the covenant was required (such date, the "CLAIM NOTICE DATE"). Notwithstanding the foregoing, Claims and Losses relating to the following matters and circumstances will not be subject to the foregoing survival limitations: (A) a breach of the representation and indemnity in Section14 relating to brokerage commissions; (B) a breach of any of the representations or warranties contained in the Ancillary Agreements (except as otherwise expressly provided therein); (C) a breach of an indemnity relating to Losses and liens created by or resulting from inspections conducted by a party;
(D) a breach of the covenants set forth in SectionSection6.12, 6.13 and 6.15;
(E) a failure of a party to pay costs or expenses required to be paid by such party under the Transaction Documents, including closing adjustments; and (F) a breach of the indemnity relating to income tax liabilities of the Wilson Parties and the Cornerstone Parties.

    11.7 DISPUTES. Except as otherwise provided elsewhere in this Agreement, any and all disagreement among the parties regarding interpretation of, or obligations under, this Agreement or liability or the amount or payment of damages or other monetary amounts payable pursuant to this Agreement (including any disagreement relating to a claim for indemnification made under Section 11.1 (BY THE WILSON PARTIES) or Section 11.2 (BY THE CORNERSTONE PARTIES) will be resolved in accordance with the provisions of Section 12 (DISPUTE RESOLUTION).

    11.8 ESCROW FUND. At the Closing, the parties shall forthwith enter into an escrow agreement in the form of EXHIBIT 11.8 (ESCROW AGREEMENT) attached hereto to carry out the terms of this Agreement (the "ESCROW AGREEMENT"). At Closing, in accordance with the Escrow Agreement, the Wilson Parties shall (i) cause the Participating Investors to deposit into an escrow account cash, Units and/or Shares in an aggregate amount equal to the Holdback Amount, with each Unit and Share valued at the Effective Price regardless of the current trading price (the "INDEMNITY ESCROW FUND"), (ii) cause the WW&A Shareholders to deposit into an escrow account the WW&A Holdback Shares (the "WW&A ESCROW FUND"), (iii) pursuant to Section1.3(i) (PRUNEYARD ADJUSTMENT), cause the Participating Investors deriving Consideration from

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Pruneyard Inn and Pruneyard Place to deposit into an escrow account cash, Units and/or Shares in an amount equal to the Pruneyard Holdback Amount, with each Unit and Share valued at the Effective Price regardless of the current trading price (the "PRUNEYARD ESCROW FUND"), (iv) pursuant to Section1.9 (WITHDRAWN PROJECT AND NET PROJECT VALUE ADJUSTMENTS), cause the Participating Investors in the Related Project Equity to deposit into an escrow account the holdback amount described therein with each Unit and Share valued at the Effective Price regardless of the current trading price (a "PROJECT VALUE ADJUSTMENT ESCROW FUND") and (v) pursuant to the provisions of Section2.7 (BREACH OF REPRESENTATIONS AND WARRANTIES), cause the WW&A Shareholders to deposit into an escrow account Shares in an amount equal to the holdback amount described therein, with each Share valued at the Effective Price regardless of the current trading price (the "WW&A VALUE ADJUSTMENT ESCROW FUND"). The Indemnity Escrow Fund, the WW&A Escrow Fund, the Pruneyard Escrow Fund, the Project Value Adjustment Escrow Funds, and the WW&A Value Adjustment Escrow Fund are collectively referred to herein as the "ESCROW FUND"). Only the Indemnity Escrow Fund and the WW&A Escrow Fund shall be available to satisfy Claims for Losses. An escrow agent reasonably acceptable to the parties ("ESCROW AGENT") shall hold and dispose of the Escrow Fund in accordance with the terms of this Agreement and the Escrow Agreement. The parties to this Agreement understand and agree to the terms of the Escrow Agreement, which when duly executed shall be incorporated as part of this Agreement.

    11.9 LIMITATION ON OBLIGATIONS. Except as set forth in Section11.5 (LIMITATION ON INDEMNIFICATION), the Cornerstone Parties' sole recourse for Losses for which the Wilson Parties shall be liable under Section11.1 (BY THE WILSON PARTIES) shall be to recover against the Indemnity Escrow Fund and WW&A Escrow Fund as set forth in this Section11 (INDEMNIFICATION; CLAIMS AGAINST HOLDBACK) and the Escrow Agreement, and the Wilson Parties shall not be liable for Losses, in the aggregate, under Section11.1 (BY THE WILSON PARTIES) in excess of an amount which, as of any date, is greater than an amount equal to the Maximum Indemnification Amount and, subject to the provisions described in Section11.5 (LIMITATION ON INDEMNIFICATION), the Maximum Additional WW&A Indemnification Amount. Except as set forth in Section11.5 (LIMITATION ON INDEMNIFICATION), the Cornerstone Parties shall not be liable for Losses, in the aggregate, under Section11.2 (BY THE CORNERSTONE PARTIES) in excess of an amount which, as of any date, is greater than the Holdback Amount (which is the Maximum Indemnification Amount for the Cornerstone Parties).

    11.10 WILSON REPRESENTATIVE. In accordance with Section20.10 (REPRESENTATIVE), any Claim by or on behalf of a Wilson Indemnified Party may be asserted only by the Wilson Representative and any approval, consent, settlement or other determination to be made by a Wilson Indemnified Party under this Section11 and the Escrow Agreement shall be made by the Wilson Representative, and the Cornerstone Parties and Escrow Agent may rely fully on the acts of the Wilson Representative as the acts of the Wilson Indemnified Parties.

    12. DISPUTE RESOLUTION.

    12.1 DISPUTES. Except as otherwise specifically provided in this Agreement or the Ancillary Agreements, if any parties hereto have any disagreement regarding the interpretation of, or obligations under, this Agreement or the Ancillary Agreements, or the amount or payment of damages or other amounts payable hereunder or thereunder (a "DISPUTE"), they must first deliver to the other affected parties a notice of the Dispute (the "DISPUTE NOTICE") that describes in reasonable detail the nature of the Dispute, the amounts claimed or remedy demanded, and the basis for each claim. For fifteen (15) days after the effective date of the Dispute Notice, the disputing parties (the "DISPUTING PARTIES") will attempt in good faith to settle the matter by mutual agreement. If no settlement is reached in this fifteen (15) days, the Dispute will be submitted to the chief executive officer of each Disputing Party or of the general partner thereof or the Wilson Representative. In the case of the Wilson Parties, the Wilson Representative shall exclusively act for and on behalf of any of the Wilson Parties which is a Disputing Party or Parties and all references in this Section12 to such a Disputing Party shall therefore be deemed to refer to the Wilson Representative in their representative capacity; provided that on a case by case basis, the Wilson Representative may delegate this function to the Participating Investors involved in the Dispute.

    12.2 MEDIATION. Except as otherwise provided in this Agreement, if the parties thereto have not resolved a Dispute within thirty (30) days after the effective date of a Dispute Notice, the Disputing Parties will submit the Dispute to mediation by a mediator at a venue chosen by the Disputing Parties. If the venue of the mediation is not chosen within forty (40) days after the effective date of the Dispute Notice, the mediation will be held (i) in San Francisco, California, if the party against whom a Dispute Notice is first submitted is a Wilson Party, or (ii) in New York, New York, if the party against whom the Dispute Notice is first submitted is a Cornerstone Party. If the mediator is not selected by agreement of the Disputing Parties within forty (40) days after the effective date of the Dispute Notice, the mediator will be chosen by the American Arbitration Association ("AAA") of the venue agreed upon by the parties or selected under the default provision of this Section, and the mediator so chosen by the AAA must be a judge or retired judge who has conducted at least three commercial mediations in the preceding three (3) year period, and who has practiced law in the area of mergers and acquisitions or securities and public or private investments or heard at least three cases involving substantial issues in these areas. The mediation shall be conducted under such procedures as may be agreed to by the parties, or failing such agreement, under the Commercial Mediation Rules of the AAA.

    12.3 VENUE FOR ACTIONS. If a Dispute is not resolved in accordance with Section12.1 (DISPUTES) and Section12.2 (MEDIATION) or is otherwise subject to legal or equitable action (including under Section12.5 (EMERGENCY INJUNCTIVE RELIEF)), that action must be brought in the U.S. District Court for the Northern District of California, or, if venue in the federal courts is not legally permitted, a court of appropriate jurisdiction sitting in San Francisco, California, if the action is brought against a Wilson Party, or the U.S. District Court for the Southern District of New York, or if venue in the federal courts is not legally permitted, a court of appropriate jurisdiction sitting in New York, New York, if the claim is brought against a Cornerstone Party. Each party hereto hereby irrevocably submits itself to the jurisdiction of a court of competent jurisdiction in these cities, and to the extent permitted by applicable law, hereby waives, and agrees not to assert, by way of motion, as a defense or otherwise, in any such action, the defense that the action is improper, or that this Agreement and the Ancillary Agreements, or the subject matter thereof, may not be enforced in or by such courts. Without limiting the foregoing, each of the parties hereto consents to process being served on it in any such action at the address of such party as set forth in Section19 (NOTICES).

    12.4 LEGAL FEES. The non-prevailing party in any action described in this Section12 (DISPUTE RESOLUTION) will pay the reasonable expenses (including attorneys' fees, experts' and consultants' fees and other costs and expenses reasonably incurred in connection with the Dispute) of the prevailing party and the judicial fees and court costs associated with the action. A party will be deemed to be the prevailing party if it prevails on the most significant disputed matters. In the event of a bankruptcy filing by a party hereto, the costs and fees of the other parties hereto in dealing with any default or enforcing their rights in bankruptcy will constitute an "actual pecuniary loss" that must be paid by the bankruptcy debtor party in accordance with the United States Bankruptcy Code. For purposes of calculation of the amount of this "actual pecuniary loss", the fees for the in-house counsel of a non-debtor party will be charged at the prevailing rate for outside counsel of similar experience.

    12.5 EMERGENCY INJUNCTIVE RELIEF. Notwithstanding anything else in this
Section 12 (DISPUTE RESOLUTION), any party may, at any time and without completing any of the foregoing procedures, request emergency injunctive or other equitable relief in a court of appropriate jurisdiction if such relief is required to protect such party's assets, PROVIDED, HOWEVER, that any Dispute that gave rise to a request for emergency relief may be submitted to the Dispute resolution procedures of this Section12 (DISPUTE RESOLUTION).

    13. ASSIGNMENT. Except as expressly provided or contemplated herein, no party may assign this Agreement or any interest therein to any other person without the prior written consent of the other parties hereto, PROVIDED that the parties acknowledge and agree that certain of the obligations and duties of the parties hereto will be performed by their respective affiliates as and to the extent contemplated herein.

    14. NO BROKERS. The Wilson Parties, severally and not jointly, on the one hand, and the Cornerstone Parties jointly, on the other hand, covenant and agree one with the other that, except as set forth in Section9.6 (EXPENSES), no real estate commissions, finders' fees or brokers' fees have been or will be incurred in connection with this Agreement or the Transactions. The Wilson Parties, severally and not jointly, on the one hand, and the Cornerstone Parties, on the other hand, shall indemnify, defend and hold each other harmless from and against any claims, liabilities, obligations or damages for commissions, finders' or brokers' fees resulting from or arising out of Closing and consummation of the Transactions asserted against either party by any broker or other person claiming by, through or under the indemnifying party or whose claim is based on the indemnifying party's acts or omissions. The provisions of this Section14 shall survive the Closing or other termination of this Agreement.

    15. CASUALTY LOSS.

    15.1 MAINTENANCE OF INSURANCE POLICIES. The GP Parties shall cause the Related Project Entities to continue to maintain in all material respects, through the Closing Date, the fire and extended coverage insurance and other casualty (including DIC) and liability insurance coverage with respect to the Related Projects (the "INSURANCE POLICIES") which are currently in effect (or reasonably comparable Insurance Policies obtained in the Ordinary Course).

    15.2 CASUALTIES.

        (a) If at any time prior to the Closing Date all or any portion of any Project (each, a "DAMAGED PROPERTY") is destroyed or damaged as a result of fire or any other casualty (a "CASUALTY"), the Wilson Parties shall promptly give written notice thereof (the "CASUALTY NOTICE") to the Cornerstone Parties.

        (b) If the damaged Property is owned (i) by a Project Entity in which the Fund has an interest, or (ii) by a Project Entity with respect to which all of the interests (direct or indirect) in such Project Entity will be contributed to the Operating Partnership pursuant to Section1 (CONTRIBUTION TRANSACTIONS), the Cornerstone Parties shall not have the right to terminate this Agreement as to the damaged Property, but instead, subject to the rights of any holders of existing debt and to the provisions of the organizational documents for the Related Project Entity, (A) the proceeds of any applicable Insurance Policy shall be paid to the Operating Partnership, and (B) all unpaid claims and rights in connection with the Casualty shall be assigned to the Operating Partnership at Closing without in any manner affecting the consideration payable to the Wilson Parties hereunder.

        (c) If the damaged Property is a Partially Participating Project and the estimated cost to repair or restore the damaged Property following and as a result of the Casualty exceeds 15% of the Project Value of such damaged Property (such a Casualty, a "MAJOR CASUALTY"), the Cornerstone Parties may terminate this Agreement as to the Interests in the Project Entity owning the damaged Property only by written notice to the Wilson Parties within fifteen (15) days after receipt of the Casualty Notice. If in that event, such damaged Property shall be treated as a Withdrawn Project under Section1.9 (WITHDRAWN PROJECT AND NET PROJECT VALUE ADJUSTMENTS), and this Agreement shall continue in full force and effect as to all other Projects. If the Cornerstone Parties do not elect to so terminate, the provisions of clause (b) of this Section15.2 shall apply.

    15.3 INTERIM REPAIRS. If a Project is the subject of a Casualty but the Cornerstone Parties are either not entitled to or do not terminate this Agreement as to such damaged Property pursuant to the provisions of this Section15 (CASUALTY LOSS), then the appropriate GP Party shall prior to the Closing Date cause all temporary repairs to be made to the damaged Property as shall be required to prevent further deterioration and damage to the damaged Property and to protect public health and safety; PROVIDED, that the cost of any such repairs shall not exceed the amount of proceeds made available to such GP Party. The appropriate GP Party shall have the right to be reimbursed from the proceeds of any insurance with respect to the damaged Property for the cost of such temporary repairs.

    15.4 EARTHQUAKE CASUALTY Notwithstanding anything to the contrary in Section15.2 (CASUALTIES), if at any time prior to the Closing Date all or any portion of the Projects are destroyed or damaged as a result of an earthquake or earthquakes (an "EARTHQUAKE CASUALTY"), and the aggregate estimated cost to repair or restore all resulting damaged Properties following and as the result of the Earthquake Casualty exceeds the aggregate amount of DIC Insurance (without regard to any deductible amount) then maintained by the Wilson Parties, the Cornerstone Parties may elect to terminate this Agreement only in its entirety by written notice to the Wilson Parties within fifteen (15) days after receipt of the related Casualty Notice.

    16. CONDEMNATION.

        (a) If at any time prior to the Closing Date proceedings are instituted with respect to a Project (a "CONDEMNED PROJECT") which results in a taking of all or any part of such Condemned Project or any improvements thereon or which causes access to such Condemned Project to be taken or materially diminished, the Wilson Parties shall promptly give written notice thereof (a "CONDEMNATION NOTICE") to the Cornerstone Parties.

        (b) If a Condemned Project is owned by a Project Entity (i) in which a Fund has an interest, or (ii) with respect to which all of the interests, (direct or indirect) have been contributed to the Operating Partnership in accordance with Section1 (CONTRIBUTION TRANSACTIONS), the Cornerstone Parties shall not have the right to terminate this Agreement as to the Condemned Property and at Closing, subject to the rights of the holder of any existing mortgage and the organizational documents for the Related Project Entity, the proceeds relating to such taking shall be assigned to the Operating Partnership, the same to be the Operating Partnership's sole property, and the Operating Partnership shall have the sole right to settle any claims in connection with the Condemned Property, without in any manner affecting the consideration payable to the Wilson Parties hereunder.

        (c) If a Condemned Project is a Partially Participating Project and the loss in value of the Condemned Property resulting from and immediately following the taking exceeds fifteen percent (15%) of the Project Value thereof (a "MAJOR TAKING"), the Cornerstone Parties may terminate this Agreement as to the Interests in the Project Entity owning the Condemned Property only by written notice to the Wilson Parties within fifteen (15) days after receipt of the Condemnation Notice. In that event, the Condemned Property shall be treated as a Withdrawn Project under Section1.9 (WITHDRAWN PROJECT AND NET PROJECT VALUE ADJUSTMENTS) and this Agreement shall continue in full force and effect as to all other Projects.

    17. DEFAULT AND REMEDIES.

    17.1 DEFAULTS. A party will be deemed to be in default (a "DEFAULT") under this Agreement if such party (i) fails to perform or observe any covenant, agreement or obligation of such party to be performed or observed before the Closing Date and such failure has not been remedied or corrected within thirty
(30) days after notice of such failure from a non-defaulting party, or, if such cure cannot reasonably be effected within a thirty (30) day period, the failure of such party to commence such cure within such thirty (30) day period and to prosecute such cure diligently and continuously thereafter, and, in any event, to effect such cure within ninety (90) days after such original notice of such failure, provided the Closing Date shall be automatically extended to the extent necessary to permit such cure periods, or (ii) such party fails to consummate the Closing in accordance with the terms of this Agreement, notwithstanding that all conditions for the benefit of such party to Closing have been satisfied or waived, and such failure is not remedied or corrected within five (5) days after notice of such failure from a non-defaulting party.

    17.2 REMEDIES.

        (a) GENERAL. In the event a Default occurs and the Closing has not occurred, and subject to resolution of a dispute regarding the existence of such Default in accordance with Section12 (DISPUTE RESOLUTION), the non-defaulting party's remedies shall only be either (i) to terminate this Agreement by notice to the defaulting party, or (ii) to obtain specific performance of the defaulting party's obligations under this Agreement.

        (b) SPECIFIC PERFORMANCE. The parties agree that irreparable damage would occur if any of the covenants, agreements and obligations of a party under the Transaction Agreements were not performed or observed, or if the Closing were not consummated, in accordance with the terms thereof. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of the Transaction Agreements or to enforce specifically the terms and conditions of the Transaction Agreements in accordance with SectionSection12.3 (VENUE FOR ACTIONS) and 12.5 (EMERGENCY INJUNCTIVE RELIEF).

    18. TERMINATION.

    18.1 TERMINATION. This Agreement may be terminated by the written agreement of the Cornerstone Parties and the Wilson Parties (or the Wilson Representative on their behalf) or by written notice given by the terminating party to the other party as follows:

        (a) by the Cornerstone Parties, if a Default has occurred with respect to the Wilson Parties and the Cornerstone Parties elect to terminate pursuant to Section17.2(a)(i) (GENERAL);

        (b) by the Wilson Parties, if a Default has occurred with respect to the Cornerstone Parties and the Wilson Parties elect to terminate pursuant to Section17.2(a)(i) (GENERAL);

        (c) by the Wilson Parties, if the Wilson Threshold Consent Date has not occurred by September 30, 1998 for any reason other than the terminating party's Default, PROVIDED the Cornerstone Parties, in their discretion, may extend said September 30, 1998 date to December 1, 1998 upon notice to the Wilson Parties on or before September 30, 1998;

        (d) by the Cornerstone Parties, if the Cornerstone Threshold Consent Date has not occurred by September 30, 1998 for any reason other than the terminating party's Default, PROVIDED the Wilson Parties, in their discretion, may extend said September 30, 1998 date to December 1, 1998 upon notice to the Cornerstone Parties on or before September 30, 1998;

        (e) by either the Wilson Parties or the Cornerstone Parties, if after submission of the Proxy to the Cornerstone Shareholders, sufficient shareholders of Cornerstone have responded and, based on such responses, the Cornerstone Shareholder Approvals will not be obtained for any reason other than the terminating party's Default and the Cornerstone Shareholder Approvals have not been received (due to a change in vote or other factors) within thirty (30) days thereafter;

        (f) by either the Wilson Parties or the Cornerstone Parties, if any judgment, injunction, order, decree or any action by any Governmental Authority preventing the consummation of the Transactions or requiring actions as a condition precedent to the consummation of the Transactions which would a Material Adverse Effect on the terminating party shall have become final and nonappealable;

        (g) by the Cornerstone Parties if any of the conditions to the obligations of the Cornerstone Parties set forth in Section10.2 (CONDITIONS TO OBLIGATIONS OF THE CORNERSTONE PARTIES) is not satisfied at the Closing for any reason;

        (h) by the Wilson Parties if any of the conditions to the obligations of the Wilson Parties set forth in Section10.1 (CONDITIONS TO OBLIGATIONS OF THE WILSON PARTIES) is not satisfied at the Closing for any reason; and

           (i) automatically at 12:01 a.m. San Francisco time, January 1, 1999, if (i) the Closing shall not have occurred on or before the Closing Date or such later date, and (ii) this Agreement has not previously been terminated pursuant to this Section18.1, unless a party is exercising a right provided under Section17.1 (DEFAULT).

    18.2 EFFECT OF TERMINATION. In the event of termination of this Agreement as provided in this Section18, this Agreement shall terminate and have no further force and effect, without any liability or obligation of any of the parties hereto, other than under SectionSection 6.11 (NO SOLICITATION), 6.12 (CONFIDENTIALITY), 6.14 (STANDSTILL AGREEMENT), 14 (NO BROKERS), 19.14 (EXPENSES), and 20.10 (REPRESENTATIVE), as applicable.

    19. NOTICES. All notices, demands, requests, or other writings in this Agreement provided to be given, made or sent, or which may be given, made or sent, by any party hereto to another, shall be in writing and shall be delivered by depositing the same with any nationally recognized overnight delivery service with all transmittal fees prepaid, properly addressed, and sent to the following addresses, with a courtesy facsimile copy sent by fax, provided that failure to provide the courtesy copy will not affect the validity of the notice if the actual notice is duly delivered:

                  If to the Cornerstone Parties:

                           c/o Cornerstone Properties Inc.
                           126 East 56th Street
                           New York, NY 10022
                           Telecopy (212) 605-7199
                           Attention: President

                  with a copy to:

                           King & Spalding
                           Suite 5000
                           191 Peachtree Street, NE
                           Atlanta, Georgia 30303
                           Attention: William B. Fryer, Esq.

                  If to the Wilson Parties:

                           c/o William Wilson & Associates
                           2929 Campus Drive, Suite 450
                           San Mateo, CA 94403
                           Attention: Chief Operating Officer

                  with a copy to:

                           Farella Braun & Martel, LLP
                           235 Montgomery St.--Suite 3000
                           San Francisco, CA 94104
                           Attention: Jeffrey P. Newman, Esq.

or to such other address as either party may from time to time designate by written notice to the other. Notices given by overnight delivery service as aforesaid shall be deemed received and effective on the first business day following such dispatch. Notices may be given by counsel for the parties described above, and such notices shall be deemed given by said party, for all purposes hereunder.

    20. MISCELLANEOUS.

    20.1 LIMITED SURVIVAL OF REPRESENTATIONS AND WARRANTIES. Unless otherwise expressly provided herein, no representation or warranty in this Agreement shall survive the Closing.

    20.2 ENTIRE AGREEMENT; NO THIRD-PARTY RIGHTS. This Agreement, together with the documents and instruments to which one or more of the parties hereto are parties and to which reference is made herein, constitutes the entire agreement between the parties and incorporates and supersedes all prior negotiations and discussions between the parties. This Agreement shall be binding upon and inure solely to the benefit of each party hereto and their successors and permitted assigns, and nothing in the Agreement, express or implied, is intended to confer upon any other person (other than the Investors and Participating Investors) any rights or remedies of any nature whatsoever under or by reason of this Agreement.

    20.3 AMENDMENT. This Agreement cannot be amended, waived or terminated orally, but only by an agreement in writing signed by each party hereto. The Wilson Representative may agree to amendments to modify the Transaction Agreements to the extent necessary or desirable in its reasonable business judgment, to achieve the purposes of the Transaction Agreements, subject to any restrictions set forth in a particular Investor's Consent. The parties shall not unreasonably withhold, condition or delay their approval to any amendment to the Transaction Agreements to the extent such amendment is required to preserve Cornerstone's status as a REIT or to preserve the non-recognition of the Merger as a tax-free reorganization or the non-cash portions of the Contribution Transactions as non-taxable transactions.

    20.4 GOVERNING LAW. This Agreement shall be interpreted and governed by the laws of the State of California, without regard to its rules of conflicts of laws and shall be binding upon the parties hereto and their respective successors and assigns.

    20.5 SECTION HEADINGS. The caption headings in this Agreement are for convenience only and are not intended to be part of this Agreement and shall not be construed to modify, explain or alter any of the terms, covenants or conditions herein contained.

    20.6 SEVERABILITY. If any term, covenant or condition of this Agreement is held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such provision.

    20.7 NO OTHER RIGHTS OR OBLIGATIONS. Nothing contained in this Agreement shall be deemed to create any rights or obligations of partnership, joint venture or similar association between any of the Wilson Parties and the Cornerstone Parties.

    20.8 COUNTERPARTS. This Agreement may be executed by the parties hereto in counterparts, all of which together shall constitute a single Agreement.

    20.9 CONSTRUCTION. All references herein to any Article, Section, Schedule or Exhibit shall be to the Articles and Sections of this Agreement and to the Schedules and Exhibits annexed hereto unless the context clearly dictates otherwise. All of the Schedules and Exhibits annexed hereto are, by this reference, incorporated herein.

    20.10 REPRESENTATIVE.

        (a) AUTHORITY OF WILSON REPRESENTATIVE. The Wilson Representative is a special purpose limited liability company formed for the purpose of exercising the rights and remedies of the Wilson Parties and Investors as set forth herein. The Wilson Representative may act through its managers or officers, duly appointed in writing with notice to the Cornerstone Parties. Any approval, consent, mutual satisfaction or other determination to be made or action to be taken under the Transaction Agreements by a Wilson Party, Fund, or a Project Entity (or a Participating Investor to the extent set forth in the Consents) may be made in writing by the Wilson Representative on their behalf. If any for any reason the Wilson Representative should cease to exist, a successor entity shall be selected by William Wilson III to serve as the Wilson Representative. The Cornerstone Parties may rely fully on the acts of the Wilson Representative as the acts of the Wilson Parties, Fund, Project Entity or Participating Investors, and the Wilson Parties do, and such other parties shall, release the Cornerstone Parties from any claim, loss or liability they may incur as a result of the actions or omissions of the Wilson Representative or the Cornerstone Parties' reliance thereon.

        (b) EXCULPATION. Neither the Wilson Representative nor any of its members, managers, officers, agents or employees shall be liable for any action taken or omitted to be taken by them as Wilson Representative under or in connection with the Transaction Agreements except for their own gross negligence or willful misconduct. Without limiting the foregoing, the Wilson
    Representative: (i) may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by them with the advice of such counsel, accountant or experts; (ii) makes no warranty or representation to the Investors and shall not be responsible to the Investors for any statements, warranties or representations made in or in connection with the Transaction Agreements; (iii) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of the Transaction Agreements on the part of the Cornerstone Parties; (iv) shall not be responsible to any Investors for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of the Transaction Agreements, or any other instrument or document furnished pursuant hereto; and (v) shall incur no liability under or in respect of the Transaction Agreements by acting upon any notice (including notice by telephone), consent, certificate or other instrument or writing (which may be by facsimile) believed by them to be genuine and signed or sent by the proper party or parties.

        (c) INDEMNIFICATION OF THE WILSON REPRESENTATIVE. By executing their Consents, Participating Investors shall be deemed to have agreed to defend, indemnify, and hold the Wilson Representative and its members, managers, officers, agents and employees harmless, ratably in accordance with their Consideration, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Wilson Representative in any way relating to or arising out of Transaction Agreements or any action taken or omitted by the Wilson Representative under Transaction Agreements, PROVIDED that the Participating Investors shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Wilson Representative's gross negligence or willful misconduct or the gross negligence or willful misconduct of its members, managers, officers, agents and employees. Without limitation of the foregoing, the Wilson Representative and its members, managers, officers, agents and employees may reimburse themselves for any amount indemnified hereunder out of any funds or Consideration otherwise distributable to the Investors.

        (d) AUTHORITY OF CORNERSTONE PARTIES REPRESENTATIVES. Any approval, consent, mutual satisfaction or similar determination required to be made hereunder by the Cornerstone Parties or any person included in such term shall be granted exclusively by the "CORNERSTONE PARTIES REPRESENTATIVES," who for purposes of this Agreement, until further notice to the Wilson Representative, shall be the persons listed on SCHEDULE 20.10 (CORNERSTONE PARTIES REPRESENTATIVE).

    20.11 INTERPRETATION. Whenever used herein, the singular number shall include the plural, the plural shall include the singular, the use of any gender shall be applicable to all genders, and includes or including means includes or including without limitation.

    20.12 UPDATES TO SCHEDULE. Each Schedule hereto may be amended prior to Closing by the party responsible therefor. If the party receiving such Schedule does not object to the revised Schedule within ten (10) days after receipt thereof, such party shall be deemed to have approved the revised schedule, PROVIDED such party shall have received a notice soliciting approval of the revised schedule which notice stated therein that a failure to respond to such request within such ten (10) day period would result in such revised schedule being deemed to be approved.

    20.13. SPECIAL CLOSING EXPENSE CREDIT. Set forth on SCHEDULE 20.13 (SPECIAL CLOSING EXPENSE CREDIT) is a schedule of Closing expense credits available to the Cornerstone Parties for application as provided in this Section20.13 with respect to Withdrawn Projects and Partially Participating Projects. If a Project becomes a Withdrawn Project, the Cornerstone Parties will receive a credit equal to the amount set forth for that Project on SCHEDULE 20.13 (SPECIAL CLOSING EXPENSE CREDIT). If a Project becomes a Partially Participating Project, the Cornerstone Parties will receive a credit equal to the product of (A) the amount set forth for that Project on SCHEDULE 20.13 (SPECIAL CLOSING EXPENSE CREDIT), MULTIPLIED BY (B) the quotient obtained by DIVIDING (1) the Consideration which would have been paid to any non-Participating Investors whose Interests will not be acquired by the Cornerstone Parties through a merger of a Fund or Project Entity into the Operating Partnership or through a contribution of a Project by a Related Project Entity (the "INCLUDED DISSENTING INVESTORS") (before taking into account any adjustments pursuant to this Section20.13) if they had been Participating Investors by (2) the Consideration (before taking into account any adjustments pursuant to this Section20.13) that would have been paid to all Investors in such Project, had such Project been a Complete Transaction Project. The aggregate credit available to the Cornerstone Parties pursuant to this Section20.13 may be applied as a credit against the obligations of the Cornerstone Parties with respect to Closing Costs, prorations and other costs and expenses to be settled or paid as of the Closing. The burden of this credit shall be allocated amongst the WW&A Shareholders, the Participating Investors, and the Included Dissenting Investors (other than with respect to Withdrawn Projects) in the same manner as comparable Wilson Costs under Section1.3(d) (CERTAIN CASH ADJUSTMENTS), or in such other manner as the Wilson Parties and the Cornerstone Parties may reasonably determine.

    20.14 SPECIAL POST-EXECUTION PROVISION. The parties acknowledge that the items described on SCHEDULE 20.14 (SPECIAL POST-EXECUTION PROVISION) have not been finalized as of the Execution Date and agree to finalize and/or attach such items on or before July 10, 1998, as follows: SCHEDULE 20.14 (SPECIAL POST-EXECUTION PROVISION) describes the party responsible for providing the Schedules or other information required to finalize and/or attach such items, and such responsible party shall, in good faith, provide such Schedules or other information as soon as practicable to the other party for approval, which approval shall not be unreasonably withheld, conditioned or delayed. Upon the finalization of such items, the provisions of this Section20.14 shall be of no further force or effect.

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Execution Date.

                                CORNERSTONE PROPERTIES INC.,
                                a Nevada corporation

                                By:              /s/ JOHN S. MOODY
                                     -----------------------------------------
                                                   John S. Moody
                                        CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                                Attest:            /s/ RODNEY C. DIMOCK
                                       --------------------------------------
                                                  Rodney C. Dimock
                                       PRESIDENT AND CHIEF OPERATING OFFICER

                                WILLIAM WILSON & ASSOCIATES,
                                a California Corporation

                                By:            /s/ WILLIAM WILSON III
                                     -----------------------------------------
                                                 William Wilson III
                                                   Its: PRESIDENT

                                By:             /s/ H. LEE VAN BOVEN
                                     -----------------------------------------
                                                  H. Lee Van Boven
                                            Its: CHIEF OPERATING OFFICER

                                OPPORTUNITY CAPITAL PARTNERS, L.P.
                                a California limited partnership

                                By:  Office Opportunity Corporation,
                                     a California corporation
                                     General partner

                                By:            /s/ WILLIAM WILSON III
                                     -----------------------------------------
                                                 William Wilson III
                                                     PRESIDENT
                                By:             /s/ R. MATTHEW MORAN
                                     -----------------------------------------
                                                  R. Matthew Moran
                                                     SECRETARY

                                OPPORTUNITY CAPITAL PARTNERS II, LLC,
                                a California limited liability company

                                By:            /s/ WILLIAM WILSON III
                                     -----------------------------------------
                                                 William Wilson III
                                                      MANAGER

                                By:             /s/ R. MATTHEW MORAN
                                     -----------------------------------------
                                                  R. Matthew Moran
                                                      MANAGER

                                OPPORTUNITY CAPITAL PARTNERS III, LLC,
                                a California limited liability company

                                By:            /s/ WILLIAM WILSON III
                                     -----------------------------------------
                                                 William Wilson III
                                                      MANAGER

                                By:             /s/ R. MATTHEW MORAN
                                     -----------------------------------------
                                                  R. Matthew Moran
                                                      MANAGER

                                OPPORTUNITY CAPITAL PARTNERS IV, LLC,
                                a California limited liability company

                                By:            /s/ WILLIAM WILSON III
                                     -----------------------------------------
                                                 William Wilson III
                                                      MANAGER

                                By:             /s/ R. MATTHEW MORAN
                                     -----------------------------------------
                                                  R. Matthew Moran
                                                      MANAGER

                                WILSON BAYHILL ASSOCIATES, LLC,
                                a California limited liability company

                                By:            /s/ WILLIAM WILSON III
                                     -----------------------------------------
                                                 William Wilson III
                                                      MANAGER

                                By:  William Wilson & Associates,
                                     a California corporation,
                                     Manager

                                By:            /s/ WILLIAM WILSON III
                                        ------------------------------------
                                                 William Wilson III
                                                     PRESIDENT

                                WILLIAM WILSON III,
                                ---------------------------------------------
                                in his capacity
                                as General Partner of Second and Main
                                Associates, a Utah general partnership

                                ECA INVESTORS, LLC,
                                a California limited liability company

                                By:  Opportunity Capital Partners, IV, LLC,
                                     a California limited liability company,
                                     Manager

                                By:            /s/ WILLIAM WILSON III
                                        ------------------------------------
                                                 William Wilson III
                                                      MANAGER

                                By:             /s/ R. MATTHEW MORAN
                                        ------------------------------------
                                                  R. Matthew Moran
                                                      MANAGER

                                PENINSULA OFFICE PARK ASSOCIATES, L.P.
                                a California limited partnership

                                By:  Peninsula Office Park Investors, LLC,
                                     a California limited liablility company
                                     General Partner

                                By:  Opportunity Capital Partners III, LLC,
                                     a California limited liablility company,
                                     Manager

                                By:            /s/ WILLIAM WILSON III
                                          --------------------------------
                                                 William Wilson III
                                                      MANAGER

                                By:             /s/ R. MATTHEW MORAN
                                          --------------------------------
                                                  R. Matthew Moran
                                                      MANAGER

                                PENINSULA OFFICE PARK INVESTORS, LLC,
                                a California limited liability company

                                By:  Opportunity Capital Partners III, LLC,
                                     a California limited liablility company,
                                     Manager

                                By:            /s/ WILLIAM WILSON III
                                          --------------------------------
                                                 William Wilson III
                                                      MANAGER

                                By:             /s/ R. MATTHEW MORAN
                                          --------------------------------
                                                  R. Matthew Moran
                                                      MANAGER

                                THREE O THREE PARTNERS, L.P.
                                a California limited partnership

                                By:  WW-303 Corporation
                                     a California corporation
                                     General Partner

                                By:              /s/ DAVID R. WORD
                                        ------------------------------------
                                                   David R. Word
                                                     PRESIDENT

                                By:            /s/ WILLIAM WILSON III
                                        ------------------------------------
                                                 William Wilson III
                                                   VICE PRESIDENT

                                WW-SACREMENTO, L.P.
                                a California limited partnership

                                By:            /s/ WILLIAM WILSON III
                                     -----------------------------------------
                                                William Wilson III,
                                                  GENERAL PARTNER

                                By:              /s/ DAVID R. WORD
                                     -----------------------------------------
                                                   David R. Word,
                                                  GENERAL PARTNER

                                FIRST AMENDMENT
                                       TO
                             CONTRIBUTION AGREEMENT
                                      AND
                          AGREEMENT AND PLAN OF MERGER

    THIS FIRST AMENDMENT TO CONTRIBUTION AGREEMENT AND AGREEMENT AND PLAN OF MERGER (the "AMENDMENT") is dated as of July 10, 1998 and is made by and among
(i) WILLIAM WILSON & ASSOCIATES, a California corporation ("WW&A"), and those entities identified on SCHEDULE 1 (PARTIES, PROJECTS AND ENTITIES) as the GP Parties (the "GP PARTIES"), on the one hand (collectively, the "WILSON PARTIES"), and (ii) CORNERSTONE PROPERTIES INC., a Nevada Corporation ("CORNERSTONE"), and CORNERSTONE PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership (the "OPERATING PARTNERSHIP"; and collectively and jointly and severally with Cornerstone, the "CORNERSTONE PARTIES"), on the other hand.

                                    RECITALS

    A. The Wilson Parties and the Cornerstone Parties entered into that certain Contribution Agreement and Agreement and Plan of Merger, dated as of June 22, 1998 (the "CONTRIBUTION/MERGER AGREEMENT") relating to the combination of the real estate business of WW&A and the Cornerstone Parties.

    B. The Wilson Parties and the Cornerstone Parties desire to amend the Contribution/Merger Agreement as set forth herein.

    C. The defined terms used in this Amendment with an initial capital letter or letters shall have the same meanings in this Amendment as the meanings ascribed thereto in the Contribution/Merger Agreement.

    NOW, THEREFORE, in consideration of the mutual promises in the Contribution/Merger Agreement and in this Amendment, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, do hereby agree as follows:

    1.  ROCKWOOD PROJECTS.

        (a) GENERAL DESCRIPTION. The Operating Partnership and WWA Investors have closed the Rockwood Loan and the Operating Partnership funded certain proceeds thereof to enable WWA Investors to purchase the Rockwood Interests pursuant to the Rockwood Contract. A portion of the Rockwood Loan proceeds equal to Four Million, Two Hundred and Forty-Nine Thousand, Nine Hundred and Seventy-Three Dollars ($4,249,973) was applied by WWA Investors to pay the "Cash Balance Credit", including the $1,566,615 "Pruneyard Construction Amount" (as such terms are defined in the Rockwood Loan Agreement). The Rockwood Project Entities shall distribute to WWA Investors, as a partner or member of such Rockwood Project Entities, an aggregate amount equal to the Cash Balance Credit given to the Rockwood Sellers. Such distributions shall be made out of cash balances of such Rockwood Project Entities as of the date of the purchase of the Rockwood Interests by WWA Investors (and not out of any cash balances derived from operations after that date), and, with respect to the $1,566,615 Pruneyard Construction Amount, out of the proceeds of the Pruneyard Loan. Such aggregate distributions to WWA Investors shall be paid by WWA Investors to the Operating Partnership promptly upon receipt thereof (presently expected to occur in August
1998), and applied on such date and upon receipt thereof by the Operating Partnership to reduce the principal balance of the Rockwood Loan, and the Rockwood Loan Agreement shall be amended to provide that such payment will so reduce the principal balance of the Rockwood Loan.

        b) AMENDMENT. To account appropriately for the distribution and application regarding the Rockwood Projects described in (a) above, the Contribution/Merger Agreement is hereby amended to delete all of the language contained in (iv) and (v) in Section1.3(h)(iii)(F)(ROCKWOOD PROJECTS) of the Contribution/Merger Agreement.

        (c) ADDITIONAL ROCKWOOD CLOSING ADJUSTMENTS. There shall be added to Section1.3(h)(iii)(F) (ROCKWOOD PROJECTS) of the Contribution/Merger Agreement, after giving effect to the deletions set forth above, new clauses (iv) and (v) to read in their entirety as follows:

        ", (iv) decreased with respect to the Golden Bear Center Project by Seventy-Five Thousand Dollars ($75,000) to reflect a credit received by WWA Investors related to a Housing Impact Mitigation Fee with respect to that Project, and (v) decreased with respect to the Pruneyard Project by One Million Five Hundred Thousand Dollars ($1,500,000) to reflect an agreed adjustment."

    2. NET PROJECT VALUE ADJUSTMENTS. The Contribution/Merger Agreement is hereby amended by providing that adjustments with respect to the following will be made in the form of reductions or adjustments to the appropriate Net Project Values pursuant to Section1.3(b)(NET PROJECT VALUES), rather than as cash or Consideration adjustments or reductions: (i) adjustments in respect to Lease Costs and Capital Expenditures which are to be made and determined in accordance with Section6.1(b)(ii)(LEASING AND LEASE COSTS), Section6.1(c)(ii)(CAPITAL EXPENDITURES) and Section9.4(g) (FUND-IV CREDIT)), (ii) reductions, if any, in respect of the Estimated Bay Park Completion Costs determined in accordance with Section1.3(k) (BAY PARK PLAZA ADJUSTMENT), (iii) reductions, if any, in respect of the Estimated POP-IX Completion Costs determined in accordance with Section1.3(l)(POP-IX ADJUSTMENT), (iv) the adjustments described in clauses (F) and (G) of Section1.3(h)(iii) (EFFECT ON TRANSACTIONS), and (ix) reductions, if any, in respect of the credit determined in accordance with Section20.13 (SPECIAL CLOSING CREDIT)(as amended herein).

    The first full sentence Section1.3 (d) (CERTAIN CASH ADJUSTMENTS) of the Contribution/Merger Agreement is hereby amended by deleting therefrom the following phrase: "Lease Costs pursuant to Section6.1(b) (LEASING AND LEASE COSTS); Capital Expenditures pursuant to Section6.1(c) (CAPITAL EXPENDITURES);".

    3. AMENDMENT REGARDING INVESTOR CONSIDERATION. The first full sentence of Section1.3(c)(INVESTOR CONSIDERATION) of the Contribution/Merger Agreement is hereby amended to read in its entirety as follows:

        "The allocation of Consideration to each Participating Investor in payment or exchange for its Interests shall be determined in good faith by the appropriate GP Party and the Wilson Representative with respect to its Related Project Entity or Fund based on the distribution amount the Participating Investor would have received if an amount equal to the Net Project Value for each Project was distributed as the net proceeds of a sale of the Project on the Closing Date, in accordance with the governing documents of the appropriate Project Entity or Fund and any intermediate entities, assuming that all net proceeds of financings and refinancings and normal distributions, if any, of operating cash have been made through such date, after taking into account reasonable reserves to pay operating expenses, and after the further payments and adjustments set forth in Section1.3(d) (CERTAIN CASH ADJUSTMENTS) and elsewhere in this Agreement. The Cornerstone Parties shall have no responsibility or liability for such allocation of Consideration and shall be entitled to rely on the decision and direction of such GP Parties and the Wilson Representative."

    4. WELLS FARGO CENTER. The Project known as Wells Fargo Center shall be excluded from the Transactions and no offer shall be made to the Investors holding Interests therein. Therefore, the Contribution/Merger Agreement is hereby amended to (i) delete all references therein to the Wells Fargo Center Project as one of the Projects and (ii) add Wells Fargo Center to the list of Retained Properties.

    5. FRACTIONAL UNITS AND SHARES. Notwithstanding the provisions of Section1.3(f) (EFFECTIVE PRICE) and Section2.6(e) (NO FRACTIONAL SHARES) of the Contribution/Merger Agreement to the contrary, if any Investor would receive, in the aggregate, fractional Units or Shares in the Transactions, then the aggregate number of Units or Shares, as the case may be, distributable to such Investor will be rounded up and increased to the next whole number of Units or Shares.

    6. FOLLOW-ON TRANSACTIONS. Without limiting any limitations or restrictions set forth in SectionSection 1.1 (g) (FORM OF TRANSACTION), 1.2 (b) (OTHER PROJECTS) or elsewhere in the Contribution/Merger Agreement regarding the ability to, timing of, conditions to or manner of effecting mergers or other combination transactions to acquire all of the Interests in one or more Project Entities ("FOLLOW-ON TRANSACTIONS") in which fewer than all of the Investors have consented and become Participating Investors, PROVIDED the requisite majority of the Interests in such a Project Entity are held by Participating Investors, the Cornerstone Parties shall not be obligated to effect Follow-on Transactions permitted under the Contribution/Merger Agreement.

    7. WITHHOLDING. Clause (ii) of the first full sentence of Section1.8 (b) (CONSIDERATION WITHHELD) of the Consideration/Merger Agreement is hereby amended to insert ", the Concar Project" after the phrase "the Agoura Hills Project" therein.

    8. SPECIAL PAYMENT WITH RESPECT TO PRUNEYARD. At Closing, the Operating Partnership shall pay for the account of the Project Entity that owns the Pruneyard Project the amounts payable to Chris Meany in respect of the Closing and the retail development of the Pruneyard Project (estimated to be approximately $300,000)and the aggregate Consideration payable to the Participating Investors deriving Consideration from the Pruneyard Project will be reduced by such amount.

    9.  ACQUISITIONS.

        (a) PRIOR TO CORNERSTONE THRESHOLD CONSENT DATE. The third full sentence of Section6.2(a) (ACQUISITIONS PRIOR TO THRESHOLD CONSENT DATE) of the Contribution/Merger Agreement is hereby amended to read in its entirety as follows: All such Acquisitions must be made through WW&A, FUND-IV, an affiliate of any of the foregoing with a net worth comparable to FUND-IV, or other entity acceptable to Cornerstone in its sole discretion (a "PERMITTED ACQUIRER").

        (b) ACQUISITION LOANS. The first full sentence of Section6.2(c) (INCLUSION OF ACQUISITIONS IN CONTRIBUTION TRANSACTION) of the Contribution/Merger Agreement is hereby amended to substitute for the word "FUND-IV" the phrase "Permitted Acquirer." The eighth full sentence of Section6.2(c) (INCLUSION OF ACQUISITIONS IN CONTRIBUTION TRANSACTION) of the Contribution/Merger Agreement is hereby amended to read in its entirety as follows: "FUND-IV (or another guarantor that is a Permitted Acquirer and is approved by Cornerstone, which approval shall not be unreasonably withheld, conditioned or delayed) shall personally and unconditionally guaranty the payment of each such Acquisition Loan and the performance of borrower under the applicable loan documentation pursuant to a form of guarantee prescribed by Cornerstone and approved by the Wilson Representative, which approval will not be unreasonably withheld, conditioned or delayed."

    10. BUILT-IN GAIN. The Contribution/Merger Agreement is hereby amended by adding the following at the end of Section7.1 (RESTRICTIONS ON DISPOSITIONS OF CERTAIN RELATED PROJECTS FOLLOWING CLOSING) thereof:

        "The amount of Built-in-Gain for each Project shall be estimated by the Wilson Parties at the Closing and finally determined and calculated by the Wilson Representative after the Closing PROVIDED the Cornerstone Parties shall have the right to approve such final determination of Built-in-Gain, such approval not to be unreasonably withheld, conditioned or delayed. Any property acquired by any of the Cornerstone Parties or the Cornerstone Subsidiaries upon disposition of a Project Listed on SCHEDULE 7.1 (LOCK-IN PROPERTIES) in a Non-Taxable Transaction shall likewise be subject to the same restrictions imposed under this Section7.1 to the same extent as would have been applicable to the Project so disposed of (i.e., as if such acquired property were listed on Part I or Part II, as the case may be, of
    SCHEDULE 7.1 (LOCK-IN PROPERTIES)). Any waiver of any of the covenants and restrictions imposed on the Cornerstone Parties under this Section7.1 or under Section7.2(a) (MINIMUM RECOURSE DEBT) shall be effective (i) upon obtaining the written consent of the Wilson Representative, for transactions in respect of Part II

    Properties that are entered into prior to January 1, 2000 (which consent may be given in the exercise of the Wilson Representative's business judgment taking into account the potential benefits to all Investors of any such transaction), and (ii) thereafter, and for all transactions involving a Part II Property, whenever entered into, upon obtaining the written consent of a majority-in interest (based on the amount of Built-in-Gain, if any, that each Investor would recognize) of those Investors which would recognize Built-in-Gain as a result of breach of such covenant or restriction which is the subject of such waiver, in each case notwithstanding the general requirements for waivers imposed under Section20.3 (AMENDMENT) hereof."

    11. REPAID LOANS--PREPAYMENT CHARGES. The Contribution/Merger Agreement is hereby amended to provide that notwithstanding anything to the contrary in Section1.3(d) (CERTAIN CASH ADJUSTMENTS) and Section 1.5 (CERTAIN CLOSING COSTS) thereof, there shall be allocated to those Investors with Interests in those Projects with respect to which there is incurred in connection with Closing prepayment premiums, penalties or similar impositions (other than Participation Amounts) paid to the holders of the Repaid Loans encumbering such Projects as a condition to satisfaction thereof (collectively, the "PREPAYMENT COSTS") that portion of the Closing Costs equal to fifty percent (50%) of the lesser of (i) the amount by which the aggregate Closing Costs exceeds $3,500,000 and (ii) the aggregate Prepayment Costs; such portion of the Closing Costs will be allocated among the related Projects in proportion to the relative amounts of Prepayment Costs so incurred and among the Investors in proportion to the Consideration they receive in respect of each such Project.

    12. LIST OF INVESTORS. The Contribution/Merger Agreement is hereby amended by deleting the numbers "fifteen (15)" in the second line of Section6.1(q) (LIST OF INVESTORS) of the Contribution/Merger Agreement and by inserting in lieu thereof the number "forty (40)".

    13. CORNERSTONE BYLAWS. In the event the Cornerstone Parties and the Wilson Parties are not satisfied, in their respective discretion (and such discretion shall be exercised by the Wilson Representative on behalf of the Wilson Parties), that the provisions of the Nevada Control shares Act, NRS
78.378 to 78.3793, inclusive, or any similar successor act, are inapplicable with respect to any of the WW&A Shareholders and Investors who shall have elected to receive Shares or to PGGM with respect to its purchase of Shares to which reference is made in the Contribution/Merger Agreement, the Amended and Restated Bylaws of Cornerstone to be effective as of Closing shall so provide. In addition, the Amended and Restated Bylaws of Cornerstone will be amended as necessary to accord to William Wilson III or his designee the rights with respect to the Board Affairs Committee of Cornerstone as contemplated in EXHIBIT
2.4 (AMENDED AND RESTATED BYLAWS OF CORNERSTONE PROPERTIES INC.) in order for such rights to be legally effective, as approved by the Cornerstone Parties and the Wilson Parties, which approval will not be unreasonably withheld, conditioned or delayed, or alternatively, the Cornerstone Parties shall seek approval of the Cornerstone Shareholders pursuant to the Proxy Statement to which reference is made in Section6.6(b) (PROXY STATEMENT) of the Contribution/Merger Agreement to an amendment to Cornerstone's Restated Articles of Incorporation to create such director rights for the relevant period contemplated in EXHIBIT 2.4 (AMENDED AND RESTATED BYLAWS OF CORNERSTONE PROPERTIES INC.).

    14. CORNERSTONE CAPITAL STRUCTURE. The Contribution/Merger Agreement is hereby amended by deleting the word "certain" in each instance in which such word appears in clauses (iv) and (vi) of Section5.1(d) (CORNERSTONE CAPITAL STRUCTURE) thereof and inserting in lieu thereof the number "3,000,000" in the case of clause (iv) and the number "4,657,929" in the case of clause (vi).

    15. REIT STATUS DATE. The Contribution/Merger Agreement is hereby amended to delete the date "December 31, 1982" appearing in line 2 of Section5.1(m)(v) (TAXES) thereof and inserting "December 31, 1983" in lieu thereof.

    16. WILSON PARTIES' INDEMNIFICATION. The Contribution/Merger Agreement is hereby amended by inserting a new clause (d) in Section11.1 (BY THE WILSON PARTIES) thereof immediately following clause (c) thereof and by relettering clause (d) thereof to clause (e), as follows:

        ". . . , (d) the indemnity of J.P. Morgan Securities Inc. ET AL. as provided in that certain engagement letter, dated April 27, 1998, with respect to the fairness opinion as to the valuation of the business and operating assets of WW&A as contemplated thereunder, or (e) . . ."

    17. SPECIAL WILSON REPRESENTATIVE EXPENSE HOLDBACK. There will be heldback from the Consideration otherwise distributable to the Investors at Closing the Wilson Representative's future costs and expenses reasonably anticipated by the Wilson Representative to be probable of incurrence in connection with the performance of the Wilson Representative's duties following closing, including without limitation, the Wilson Representative's administration of the Escrow Fund and Escrow Agreement and the prosecution and resolution of Claims under Section11 (INDEMNIFICATION; CLAIMS AGAINST HOLDBACK) of the Contribution/ Merger Agreement. The amount heldback will be maintained as the "WILSON REPRESENTATIVE ESCROW FUND" and will constitute a part of the Escrow Fund and will be maintained and subject to the terms of the Escrow Agreement.

    20. ESCROW AGENT. The parties agree that nothing in the Transaction Documents will preclude the Wilson Representative and the Cornerstone Parties from choosing one of such parties or their affiliate as the Escrow Agent.

    21. CLOSING COSTS. Clause (C) of the second sentence of Section 1.5(CERTAIN CLOSING COSTS) of the Contribution/Merger Agreement is hereby amended to insert after the phrase "title insurance premiums and fees" the following: "(other than premiums and fees associated with utility endorsements, which premiums and fees will be the sole responsibility of the Cornerstone Parties)".

    22. CORNERSTONE PERMITTED ENCUMBRANCES. Clause (c) of the second sentence of Section5.1(j)(i)(CORNERSTONE PROPERTIES) of the Contribution/Merger Agreement is hereby amended in its entirety to read as follows: "(c) those existing title matters affecting the Cornerstone Properties listed or described as exceptions to title on the title insurance policies, title insurance commitments and abstracts of title listed on Schedule 5.1(J)(I)(CORNERSTONE TITLE POLICIES), and those matters described in the Addendum thereto."

    23. SPECIAL CLOSING CREDIT. Section20.13 (SPECIAL CLOSING EXPENSE CREDIT) of the Contribution/Merger Agreement is hereby amended to read in its entirety as follows:

        "20.13 SPECIAL CLOSING CREDIT. If a Project becomes a Withdrawn Project, the Net Project Values of the remaining Projects will be reduced by an amount equal to one percent (1%) of the Project Value of the Withdrawn Project, to be allocated among such remaining Projects in proportion to the relative Project Values thereof. If a Project (other than the One Post and 120 Montgomery Projects) becomes a Partially Participating Project, the Net Project Values of the Projects (other than Withdrawn Projects and as adjusted for Partially Participating Projects) will be reduced by an amount equal to the product of (A) one percent (1%) of the Project Value of the Partially Participating Project, MULTIPLIED BY (B) the quotient obtained by DIVIDING (1) the Consideration which would have been paid to any non-Participating Investors whose Interests will not be acquired by the Cornerstone Parties through a Follow-on Transaction (before taking into account any adjustments pursuant to this Section20.13) BY (2) the Consideration (before taking into account any adjustment pursuant to this Section20.13) that would have been paid to all Investors in such Project, had such Project been a Complete Transaction Project; such reduction to be allocated (i) among the Projects in proportion to the relative Project Values thereof, and (ii) with respect to Partially Participating Projects, to the Participating Investors therein and the non-Participating Investors therein whose Interests will be acquired by the Cornerstone Parties through a Follow-on Transaction."

    The Contribution/Merger Agreement shall be further amended by deleting therefrom all references to Schedule 20.13 (SPECIAL CLOSING EXPENSE CREDIT) and by deeming all references to "Special Closing Expense Credit" to be references to "Special Closing Credit".

    22. NEW SCHEDULES AND EXHIBITS. The Schedules and Exhibits attached hereto and listed in Appendix 1 (attached hereto and incorporated herein by this reference) are hereby agreed upon by the

Cornerstone Parties and the Wilson Parties and do hereby become Schedules and Exhibits to the Contribution/Merger Agreement and attached thereto and incorporated therein by reference in lieu of any such Schedule or Exhibit attached thereto and having the same identifying numbers or letters thereof.

    23. SPECIAL POST-CLOSING EXECUTION PROVISION. The Contribution/Merger Agreement is hereby amended by deleting the date "July 10, 1998" as it appears in the fourth (4th) line of Section20.14 (SPECIAL POST-CLOSING EXECUTION PROVISION) thereof and by inserting in lieu thereof the date "July 31, 1998".

    24. BINDING EFFECT; RATIFICATION. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns under the Contribution/Merger Agreement. The
Contribution/Merger Agreement, as amended hereby, is hereby ratified and confirmed by the parties hereto.

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth above.

                                WILLIAM WILSON & ASSOCIATES,
                                a California corporation

                                By:            /s/ WILLIAM WILSON III
                                     -----------------------------------------
                                                 William Wilson III
                                                     PRESIDENT

                                By:             /s/ H. LEE VAN BOVEN
                                     -----------------------------------------
                                                  H. Lee Van Boven
                                              CHIEF OPERATING OFFICER

                                OPPORTUNITY CAPITAL PARTNERS, L.P.
                                a California limited partnership

                                By:  Office Opportunity Corporation,
                                     a California corporation
                                     General Partner

                                By:            /s/ WILLIAM WILSON III
                                        ------------------------------------
                                                 William Wilson III
                                                     PRESIDENT

                                By:             /s/ R. MATTHEW MORAN
                                        ------------------------------------
                                                  R. Matthew Moran
                                                     SECRETARY

                                OPPORTUNITY CAPITAL PARTNERS II, LLC
                                a California limited liability company

                                By:            /s/ WILLIAM WILSON III
                                     -----------------------------------------
                                                 William Wilson III
                                                      MANAGER

                                By:             /s/ R. MATTHEW MORAN
                                     -----------------------------------------
                                                  R. Matthew Moran
                                                      MANAGER

                                OPPORTUNITY CAPITAL PARTNERS III, LLC
                                a California limited liability company

                                By:            /s/ WILLIAM WILSON III
                                     -----------------------------------------
                                                 William Wilson III
                                                      MANAGER

                                By:             /s/ R. MATTHEW MORAN
                                     -----------------------------------------
                                                  R. Matthew Moran
                                                      MANAGER

                                OPPORTUNITY CAPITAL PARTNERS IV, LLC
                                a California limited liability company

                                By:            /s/ WILLIAM WILSON III
                                     -----------------------------------------
                                                 William Wilson III
                                                      MANAGER

                                By:             /s/ R. MATTHEW MORAN
                                     -----------------------------------------
                                                  R. Matthew Moran
                                                      MANAGER

                                PENINSULA OFFICE PARK INVESTORS, LLC,
                                a California limited liability company

                                By:  Opportunity Capital Partners III, LLC,
                                     a California limited liability company,
                                     Manager

                                By:            /s/ WILLIAM WILSON III
                                        ------------------------------------
                                                 William Wilson III
                                                      MANAGER

                                By:             /s/ R. MATTHEW MORAN
                                        ------------------------------------
                                                  R. Matthew Moran
                                                      MANAGER

                                PENINSULA OFFICE PARK ASSOCIATES, L.P.
                                a California limited partnership

                                By:  Peninsula Office Park Investors, LLC,
                                     a California limited liability company
                                     General Partner

                                By:  Opportunity Capital Partners III, LLC,
                                     a California limited liability company,
                                     Manager

                                By:            /s/ WILLIAM WILSON III
                                        ------------------------------------
                                                 William Wilson III
                                                      MANAGER

                                By:             /s/ R. MATTHEW MORAN
                                        ------------------------------------
                                                  R. Matthew Moran
                                                      MANAGER

                                ECA INVESTORS, LLC,
                                a California limited liability company

                                By:  Opportunity Capital Partners IV, LLC,
                                     a California limited liability company,
                                     Manager

                                By:            /s/ WILLIAM WILSON III
                                        ------------------------------------
                                                 William Wilson III
                                                      MANAGER

                                By:             /s/ R. MATTHEW MORAN
                                        ------------------------------------
                                                  R. Matthew Moran
                                                      MANAGER

                                            /s/ WILLIAM WILSON III
                                 ---------------------------------------------
                                              William Wilson III,
                                                IN HIS CAPACITY
                                    AS A GENERAL PARTNER OF SECOND AND MAIN
                                    ASSOCIATES, A UTAH GENERAL PARTNERSHIP

                                WILSON BAYHILL ASSOCIATES, LLC,
                                a California limited liability company

                                By:  William Wilson & Associates,
                                     a California corporation,
                                     Manager

                                By:            /s/ WILLIAM WILSON III
                                        ------------------------------------
                                                 William Wilson III
                                                     PRESIDENT

                                By:             /s/ H. LEE VAN BOVEN
                                        ------------------------------------
                                                  H. Lee Van Boven
                                              CHIEF OPERATING OFFICER

                                By:            /s/ WILLIAM WILSON III
                                     -----------------------------------------
                                                 William Wilson III
                                                      MANAGER

                                WWA INVESTORS, LLC,
                                a California limited liability company

                                By:            /s/ WILLIAM WILSON III
                                     -----------------------------------------
                                                 William Wilson III
                                                      MANAGER

                                WWA INVESTORS, LLC,
                                a California limited liability company

                                By:             /s/ H. LEE VAN BOVEN
                                     -----------------------------------------
                                                  H. Lee Van Boven
                                          MEMBER AND AUTHORIZED SIGNATORY

                                THREE O THREE PARTNERS, L.P.
                                a California limited partnership

                                By:  WW-303 Corporation
                                     a California corporation
                                     General Partner

                                By:              /s/ DAVID R. WORD
                                        ------------------------------------
                                                   David R. Word
                                                     PRESIDENT

                                By:            /s/ WILLIAM WILSON III
                                        ------------------------------------
                                                 William Wilson III
                                                   VICE PRESIDENT

                                WW-SACRAMENTO, L.P.
                                a California limited partnership

                                By:            /s/ WILLIAM WILSON III
                                     -----------------------------------------
                                                 William Wilson III
                                                  GENERAL PARTNER

                                By:              /s/ DAVID R. WORD
                                     -----------------------------------------
                                                   David R. Word,
                                                  GENERAL PARTNER

                                CORNERSTONE PROPERTIES INC.,
                                a Nevada Corporation.

                                By:              /s/ JOHN S. MOODY
                                     -----------------------------------------
                                                   John S. Moody
                                        CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                            Attest:             /s/ RODNEY C. DIMOCK
                                     -----------------------------------------
                                                  Rodney C. Dimock
                                       PRESIDENT AND CHIEF OPERATING OFFICER

                                CORNERSTONE PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership

                                By:  Cornerstone Properties Inc., a Nevada
                                     Corporation General Partner

                                By:              /s/ JOHN S. MOODY
                                     -----------------------------------------
                                                   John S. Moody
                                        CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                            Attest:             /s/ RODNEY C. DIMOCK
                                     -----------------------------------------
                                                  Rodney C. Dimock
                                       PRESIDENT AND CHIEF OPERATING OFFICER

                                SECOND AMENDMENT
                                       TO
                             CONTRIBUTION AGREEMENT
                                      AND
                          AGREEMENT AND PLAN OF MERGER

    THIS SECOND AMENDMENT TO CONTRIBUTION AGREEMENT AND AGREEMENT AND PLAN OF MERGER (the "AMENDMENT") is dated as of September 12, 1998, and is made by and among (i) WILLIAM WILSON & ASSOCIATES, a California corporation ("WW&A"), and those entities identified on SCHEDULE 1 (PARTIES, PROJECTS AND ENTITIES) as the GP Parties (the "GP PARTIES", and, collectively with WW&A, the "WILSON PARTIES"), (ii) WW HOLDINGS, LLC, a California limited liability company (the "WILSON REPRESENTATIVE"), and (iii) CORNERSTONE PROPERTIES INC., a Nevada Corporation ("CORNERSTONE"), and CORNERSTONE PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership (the "OPERATING PARTNERSHIP"; and collectively and jointly and severally with Cornerstone, the "CORNERSTONE PARTIES").

                                    RECITALS

    A. The Wilson Parties and the Cornerstone Parties entered into that certain Contribution Agreement and Agreement and Plan of Merger, dated as of June 22, 1998, as amended by the First Amendment to Contribution Agreement and Agreement and Plan of Merger, dated as of July 10, 1998 (as so amended, the "CONTRIBUTION/MERGER AGREEMENT") relating to the combination of the real estate business of WW&A and the Cornerstone Parties.

    B. The Wilson Parties and the Cornerstone Parties desire to further amend the Contribution/Merger Agreement as set forth herein.

    C. The Wilson Representative is executing this Amendment as a party to acknowledge those agreements herein that are applicable to it.

    D. The defined terms used in this Amendment with an initial capital letter or letters shall have the same meanings in this Amendment as the meanings ascribed to them in the Contribution/Merger Agreement.

    NOW, THEREFORE, in consideration of the mutual promises in the Contribution/Merger Agreement and in this Amendment, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, do hereby agree to amend the Contribution/Merger Agreement as follows:

    1. SECTION REFERENCES. All references are to sections of the Contribution/Merger Agreement.

    2. 50% CASH CONSIDERATION. To assure each Participating Investor the right to receive at least 50% of such Participating Investor's Consideration in cash, Section1.6 (CASH CONSIDERATION) is hereby amended to read in its entirety as follows:

    At the Closing, the maximum portion of the Consideration that will be payable in cash to any Participating Investor (the "AVAILABLE CASH AMOUNT") will equal the greater of the amounts calculated in accordance with the following methods:

       (i) An amount equal to 50% of the aggregate Consideration payable to such Participating Investor, or

       (ii) Such Participating Investor's share of the amount of cash payable to all Participating Investors, determined by applying the cash amount calculated pursuant to clause (a) below in the manner set forth in clause (b) below:

           (a) A cash amount equal to:

               (1) forty percent (40%) of the sum of (A) the WW&A Company Value, PLUS (B) the aggregate Consideration distributable to the Participating Investors and to those other Investors whose Interests are acquired by the Cornerstone Parties through a statutory merger of a Project Entity or a contribution of a Project on or after the Closing, plus

               (2) that amount (not to exceed Ten Million Dollars ($10,000,000)) necessary (but only to the extent necessary) to pay Consideration to non-Eligible Investors and to dissenting Investors;

           (b) Applied in the following order:

               (1) first, to the purchase price of Interests purchased from non-Eligible Investors pursuant to Section1.1(b) (NON-ELIGIBLE INVESTORS);

               (2) second, to a reserve (in an amount reasonably determined by the Cornerstone Parties) to be applied to the claims of any dissenting Investors;

               (3) third, to remaining Eligible Participating Investors requesting cash, cash in the percentage requested, up to 40% of the total Consideration due such Participating Investors (subject to the limitations set forth in Paragraph 14 (LIMITATION ON CASH CONSIDERATION) of this Amendment), in proportion to the relative amounts of cash so requested; and

               (4) finally, the remaining amount will be distributed among the remaining Participating Investors requesting more than 40% cash in proportion to the relative amounts of cash in excess of 40% so requested.

Notwithstanding the foregoing, if the Available Cash Amount with respect to a Participating Investor requesting at least 50% cash Consideration is calculated pursuant to clause (i), above, the Available Cash Amount with respect to that Participating Investor shall not be less than 50% of the Consideration distributable to that Participating Investor. If the Available Cash Amount is insufficient to pay fully the cash Consideration requested by any Participating Investor, the balance will be made up of Shares or Units at the Effective Price, as the Participating Investor has elected in its Consent.

    3.  WITHDRAWAL OF PROJECTS AND PROJECT VALUE ADJUSTMENTS.

    (a) The Wilson Parties and the Cornerstone Parties acknowledge, for the benefit of the Participating Investors, that they are not currently aware of any facts which should cause any Project in which a Fund is an investor to become a Withdrawn Project or to become subject to a Project Value adjustment pursuant to Section1.9 (WITHDRAWN PROJECT AND NET PROJECT VALUE ADJUSTMENTS).

    (b) There is added to Section10.1 (CONDITIONS TO OBLIGATIONS OF THE WILSON PARTIES), a new clause (p) to read in its entirety as follows:

(p) WITHDRAWAL OF PROJECTS AND PROJECT VALUE ADJUSTMENTS. No Projects in which a Fund is an investor have been designated as Withdrawn Projects pursuant to Section1.9 (WITHDRAWN PROJECT AND NET PROJECT VALUE ADJUSTMENTS) nor have there been Project Value adjustments with respect to such Projects pursuant to Section1.9 (Withdrawn Project and Net Project Value Adjustments), which designations or withdrawals would, in the aggregate, in and of themselves, cause an Investor in the Funds to receive less than 95% of the Consideration the Investor would have received but for such events.

    4. CONSIDERATION WITHHELD. The phrase "to be deposited by the WW&A Shareholders" is hereby inserted in the first full sentence of Section1.8(b) (CONSIDERATION WITHHELD) after the phrase "(i) the aggregate WW&A Company Value". The phrases "elected to receive" in the fourth full sentence of Section1.8(b) (CONSIDERATION WITHHELD) are hereby replaced with the word "received." The phrase "electing to receive" in the fifth full sentence of Section1.8(b) (CONSIDERATION WITHHELD) is hereby replaced with the phrase "who received."

    5. LIMIT ON PRICE ADJUSTMENTS. The last two full sentences of Section1.9(d) (PROCEDURE) are hereby replaced in their entirety with the following sentence:

    The Cornerstone Parties' exclusive recourse with respect to such price reduction shall be to the amount held back in accordance with the immediately preceding sentence, and in no event may the Cornerstone Parties recover the amount of such price adjustment as ultimately determined from the Holdback Amount or directly from any of the related GP Parties and the Participating Investors, regardless of whether the amount so determined exceeds the amount so held back.

    6. SPIN OFF PROJECTS. The following sentence is hereby added at the end of Section1.9(g) (CONSEQUENCES OF WITHDRAWAL):

    If a Fund Project or Other Project becomes a Withdrawn Project and is to be spun off as provided above, the terms of the partnership or operating agreement for such new entity shall be substantially similar to the existing, related Fund partnership agreement (with such modifications as are necessary or desirable for a single asset entity) and, if applicable, to the existing related co-investment partnership or operating agreement (with such modifications as are necessary or desirable for a stand alone entity); PROVIDED that the partnership or operating agreement for such new entity shall not include provisions imposing on the limited partners or members thereof any obligation for capital calls for new project acquisitions.

    7.  SHAREHOLDER APPROVALS.

        (a) Clause (ii) of the first sentence of Section5.1(e) (AUTHORITY; NON-CONTRAVENTION) is hereby deleted in its entirety, and clause (iii) of such sentence is hereby redesignated as clause "(ii)." The term "Cornerstone Shareholder Approvals" accordingly shall be defined to include only the approvals of the Share Issuance and, if applicable, the Revised Partnership Agreement.

        (b) Section10.1(i) is hereby amended to read in its entirety as follows:

       (i) CORNERSTONE SHAREHOLDER APPROVALS. Cornerstone shall have received the Cornerstone Shareholder Approvals.

    8.  BUILT-IN GAIN.  The phrase "or under Section7.2(a) (MINIMUM RECOURSE
DEBT)" is hereby deleted from the last sentence of Section7.1 (RESTRICTIONS ON THE DISPOSITION OF CERTAIN RELATED PROJECTS FOLLOWING CLOSING).

    9. DISPOSITIONS OF RELATED PROJECTS. The phrase "Unless the Wilson Parties otherwise consent" is hereby deleted from the first sentence of Section7.2(a) (MINIMUM RECOURSE DEBT) and the following is added at the end of such Section:

           The agreement of the Operating Partnership to maintain a minimum of $50,000,000 of recourse debt may be reduced or waived at any time by the unanimous consent of those Investors who have made elections to be liable to restore their deficit capital accounts in the Operating Partnership (in accordance with Section 13.3 of the Restated Partnership Agreement) prior to the beginning of the taxable year in which such waiver is first sought by the Operating Partnership.

    10. CLOSING ACCOUNTING. New clauses (g) and (h) are hereby inserted in Section9.4 (PROJECT CLOSING ADJUSTMENTS) as follows:

    (g) DISTRIBUTION ACCOUNTING. Contemporaneously with the distribution of Consideration to the Participating Investors and the other Investors in connection with the Closing, the Wilson Representative shall deliver to each such Investor information concerning the calculation of such distribution as well as the Consideration distributed to the Investors having an interest in the same Fund or Funds (the "DISTRIBUTION ACCOUNTING") and shall disclose any changes in Project Values as well as the identity and Project Value of any Withdrawn Projects with respect to such Fund or Funds. The Wilson Representative shall provide any additional information related thereto and reasonably requested by such Investor.

    (h) FINAL AUDITS AND ADJUSTMENTS. As soon as reasonably practicable, but not more than 60 days after completion of the Project Final Closing Accounting, Price Waterhouse Coopers LLP, or such other "Big 5" independent public accounting firm as the Parties jointly agree, shall perform an audit of the Project Final Closing Accounting, the Distribution Accounting and the distribution of Consideration to WW&A and the GP Entities. Copies of such audits will be promptly provided to each Participating Investor so requesting. To the extent it has been determined that a person has retained or received amounts in excess of that to which it is entitled, such person will remit the excess to the appropriate person within 30 days of such determination.

Existing clause (g) of Section9.4 (PROJECT CLOSING ADJUSTMENTS) is hereby relettered as clause (i).

    11. SPECIAL INDEMNIFICATION BY WW&A SHAREHOLDERS. The WW&A Shareholders will indemnify, defend and hold the Participating Investors harmless from and against any loss or liability (including reasonable attorneys fees, if incurred) to the extent (i) a claim is or claims are paid out of the Indemnity Escrow Fund, AND (ii) such claim or claims arise under this section with respect to (A) the indemnity of J.P. Morgan Securities, Inc. referred to in Section11.1 (BY THE WILSON PARTIES), or (B) breaches of representations and warranties of WW&A set forth in Section4 (REPRESENTATIONS AND WARRANTIES OF WW&A), AND (iii) the amount of such payment exceeds the prorata portion of the Indemnity Escrow Fund deposited by the WW&A Shareholders in their capacity as such and applied in payment of such claim. The indemnity obligation described in the preceding sentence will be limited to the excess described in clause (iii) thereof.

    12. INDEMNIFICATION OF THE WILSON REPRESENTATIVE. The word "may" in the second full sentence of Section20.10(c) (INDEMNIFICATION OF THE WILSON REPRESENTATIVE) is hereby replaced with the word "shall"; the word "solely" is hereby added immediately before the phrase "out of any funds or Consideration" therein; the phrase "and such Investors shall have no personal liability with respect thereto in excess of any such funds or Consideration received." is hereby added to the end of such sentence; and the following sentence is added to the end of Section20.10(c) (INDEMNIFICATION OF THE WILSON REPRESENTATIVE):

        Any such amount payable under this Section20.10 shall be paid 50% in cash and 50% in such combination of (i) Equity Securities deemed to be valued at $17.25 per Share or Unit and (ii) the equivalent value in cash, as the indemnitor elects.

    13. SPECIAL CLOSING EXPENSE CREDIT. Section20.13 (SPECIAL CLOSING EXPENSE CREDIT) is hereby deleted in its entirety.

    14. LIMITATION ON CASH CONSIDERATION. Notwithstanding the provisions of Paragraph 2 above (50% CASH CONSIDERATION), the amount of cash Consideration distributable to or for the ultimate benefit of (i) each employee of WW&A entitled (collectively with his or her Permitted Beneficiaries) to receive Consideration of $1,000,000 or more, (ii) each shareholder of WW&A, (iii) each member of WWA Investors, LLC, and (iv) any Permitted Beneficiary of such employee or shareholder shall be limited to 25% of the aggregate value of the Consideration (with any Equity Securities valued at $17.25 per Share or Unit) that they are entitled to receive under the Contribution/Merger Agreement, as amended hereby, including the Consideration to which they are entitled in respect of their interest as shareholders in WW&A and member in WWA Investors, LLC, and as direct or indirect partners or members of the Funds, GP Parties, or Project Entities. As used in the preceding sentence, the "PERMITTED BENEFICIARY" or "PERMITTED BENEFICIARIES" of an employee or shareholder of WW&A or member of WWA Investors, LLC, described therein are members of such employee's, shareholder's or member's immediate family, a trust, limited partnership or limited liability company, the primary beneficiaries, partners or members of which are such employee's, shareholder's or member's immediate family members or the heirs of such employee, shareholder or member.

    15. FUND IV CAPITAL CALLS. While the Transactions are pending, the related GP Party will not cause Fund IV to make Acquisitions other than Approved Additional Projects approved by Cornerstone and with respect to which all related costs (including acquisition and other fees payable to WW&A or its affiliates) are to be advanced or reimbursed by Cornerstone as a loan, and the related GP Party will make no Fund IV capital calls to fund any other Acquisitions.

    16. NO IMPACT ON PERSONAL INDEMNITY LIABILITY. Nothing in Section11 (INDEMNIFICATION; CLAIMS AGAINST HOLD BACK) regarding indemnification by the Wilson Parties is intended to expand or reduce the exculpation and indemnity rights and obligations of the partners, managers or members of any Fund or Project Entity to one another.

    17. ORDER IN WHICH TRANSACTIONS CONSUMMATED. Transactions with respect to the Funds, Fund Projects and Other Projects will be closed so that the Interests are contributed or sold to the Cornerstone Parties, as the case may be, before any related Follow-on Transaction occurs.

    18. INVESTOR CONTRIBUTION AGREEMENTS. The Investor Contribution Agreements will not expand the personal liability of any Investor, if any, beyond the undertakings contemplated by that Investor's Consent.

    19. LOAN PREPAYMENTS AND ASSUMPTIONS. It is not the Cornerstone Parties' intention to repay at the Closing any Fund III and Fund IV loans that require the payment of a prepayment penalty. Further, based on discussions between the Wilson Parties and the appropriate lenders, the Wilson Parties believe that the Cornerstone Parties will be permitted to assume all of Fund III and Fund IV loans and that the aggregate loan assumption fees for the Fund III and Fund IV loans will not exceed $500,000.

    20. INITIAL ESCROW AGREEMENT. The initial Escrow Agent shall satisfy the successor criteria set forth in Section5(d) (RESIGNATION OF ESCROW AGENT) of the Escrow Agreement.

    21. AMENDMENT AND MODIFICATION. The Transaction Documents shall not be amended or modified in such a manner so as to create personal liability for any Participating Investor, or reduce the Project Value of or withdraw any Fund Project or Other Projects from the Transactions (other than as expressly contemplated by the Contribution/Merger Agreement as amended by this Amendment, including, for example, with respect to the power and authority of the Wilson Representatives and the GP Parties under Section1.9 (WITHDRAWN PROJECT AND NET PROJECT VALUE ADJUSTMENTS) and Section11 (INDEMNIFICATION; CLAIMS AGAINST HOLDBACK)), to abrogate any rights or benefit conferred to a Participating Investor under this Amendment or to create any material new indemnity or other obligation of any Participating Investor.

    22. REGISTRATION RIGHTS AGREEMENT. EXHIBIT 7.4 (REGISTRATION RIGHTS AND LOCK- UP AGREEMENT) of the Contribution/Merger Agreement is hereby replaced in its entirety with Exhibit 1 hereto, and all references to the "Registration Rights Agreement" will be deemed to be references to an agreement in substantially the form of EXHIBIT 1.

    23. ESCROW AGREEMENT. EXHIBIT 11.8 (ESCROW AGREEMENT) of the Contribution/Merger Agreement is hereby replaced in its entirety with EXHIBIT 2 hereto, and all references to the "Escrow Agreement" will be deemed to be references to an agreement in substantially the form of EXHIBIT 2.

    24. ENTIRE AGREEMENT. This Amendment constitutes the entire agreement among the parties with respect to the subject matter thereof and incorporates and supersedes all prior agreements, negotiations and discussions with respect to the subject matter hereof and thereof.

    25. BINDING EFFECT; RATIFICATION. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns under the Contribution/Merger Agreement. The
Contribution/Merger Agreement, as amended hereby, is hereby ratified and confirmed by the parties hereto.

    IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first set forth above.

CORNERSTONE PROPERTIES INC.,

a Nevada Corporation

By:/s/ JOHN S. MOODY
   ------------------------------------------------

   John S. Moody
   Chairman and Chief Executive Officer

Attest:/s/ RODNEY C. DIMOCK
     ------------------------------------------------

Rodney C. Dimock
     President and Chief Operating Officer

CORNERSTONE PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership

By: Cornerstone Properties Inc., a Nevada Corporation
     General Partner

By: /s/ JOHN S. MOODY
   ------------------------------------------------

John S. Moody
   Chairman and Chief Executive Officer

Attest: /s/ RODNEY C. DIMOCK
     ------------------------------------------------

Rodney C. Dimock
     President and Chief Operating Officer

WILLIAM WILSON & ASSOCIATES,
a California corporation

By: /s/ WILLIAM WILSON III
   ------------------------------------------------

    William Wilson III
   President

Attest: /s/ H. LEE VAN BOVEN
     ------------------------------------------------

H. Lee Van Boven
     Chief Operating Officer

OPPORTUNITY CAPITAL PARTNERS, L.P.,

a California limited partnership

By: Office Opportunity Corporation,
   a California corporation
   General Partner

By: /s/ WILLIAM WILSON III
   ------------------------------------------------

William Wilson III
   President

By: /s/ R. MATTHEW MORAN
   ------------------------------------------------

R. Matthew Moran
   Secretary

OPPORTUNITY CAPITAL PARTNERS II, LLC,
a California limited liability company

By: /s/ WILLIAM WILSON III
   ------------------------------------------------

William Wilson III
   Manager

By: /s/ R. MATTHEW MORAN
   ------------------------------------------------

R. Matthew Moran
   Manager

OPPORTUNITY CAPITAL PARTNERS III, LLC,
a California limited liability company

By: /s/ WILLIAM WILSON III
   ------------------------------------------------

William Wilson III
   Manager

By: /s/ R. MATTHEW MORAN
   ------------------------------------------------

R. Matthew Moran
   Manager

OPPORTUNITY CAPITAL PARTNERS IV, LLC,
a California limited liability company

By: /s/ WILLIAM WILSON III
   ------------------------------------------------

William Wilson III
   Manager

By: /s/ R. MATTHEW MORAN
   ------------------------------------------------

R. Matthew Moran
   Manager

PENINSULA OFFICE PARK INVESTORS, LLC,
a California limited liability company

By: Opportunity Capital Partners III, LLC,
   a California limited liability company,
   Manager

By: /s/ WILLIAM WILSON III
   ------------------------------------------------

William Wilson III
   Manager

By: /s/ R. MATTHEW MORAN
   ------------------------------------------------

R. Matthew Moran
   Manager

PENINSULA OFFICE PARK ASSOCIATES, L.P.
a California limited partnership

By: Peninsula Office Park Investors, LLC,
   a California limited liability company
   General Partner

By: Opportunity Capital Partners III, LLC,
a California limited liability company,
Manager

By: /s/ WILLIAM WILSON III
   ------------------------------------------------

William Wilson III
   Manager

By: /s/ R. MATTHEW MORAN
   ------------------------------------------------

R. Matthew Moran
   Manager

ECA INVESTORS, LLC,
a California limited liability company

By: Opportunity Capital Partners IV, LLC,
   a California limited liability company,
   Manager

By: /s/ WILLIAM WILSON III
   William Wilson III
   Manager

By: /s/ R. MATTHEW MORAN
   ------------------------------------------------

R. Matthew Moran
   Manager

WILLIAM WILSON III, in his capacity
as General Partner of Second and Main Associates, a Utah general partnership

WILSON BAYHILL ASSOCIATES, LLC,
a California limited liability company

By: William Wilson & Associates,
   a California corporation,
   Manager

By: /s/ WILLIAM WILSON III
   ------------------------------------------------

William Wilson III
   President

By: H. Lee Van Boven
Chief Operating Officer

By: /s/ WILLIAM WILSON III
   ------------------------------------------------

William Wilson III
   Manager

WWA INVESTORS, LLC,
a California limited liability company

By: /s/ WILLIAM WILSON III
   ------------------------------------------------

William Wilson III
   Manager

WW HOLDINGS, LLC,
a California limited liability company

By: /s/
   ------------------------------------------------

Member

By: /s/
   ------------------------------------------------

Member

                                                                         ANNEX B

                                    FORM OF
                   REGISTRATION RIGHTS AND LOCK-UP AGREEMENT

    THIS REGISTRATION RIGHTS AND LOCK-UP AGREEMENT (this "Agreement"), is made
as of         , 1998, by and among CORNERSTONE PROPERTIES INC., a Nevada corporation (the "Company"), and the parties set forth in Exhibit A attached hereto (the "Investors").

                              W I T N E S S E T H:

    WHEREAS, the Company, Cornerstone Properties Limited Partnership, a Delaware limited partnership (the "Operating Partnership"), and certain of the Investors are parties to a Contribution Agreement and Agreement and Plan of Merger, dated as of June 22, 1998, as amended (the "Contribution Agreement"), pursuant to which, among other things, the Investors are to receive one or both of (i) shares of common stock of the Company and (ii) units of limited partnership interest in the Operating Partnership which may be converted into shares of common stock of the Company;

    WHEREAS, in order to permit the Investors to offer and sell in compliance with the Securities Act (as defined below) the shares of common stock of the Company referred to in clauses (i) and (ii) of the immediately preceding paragraph, the Company has agreed to provide the Investors with the registration rights provided herein; and

    WHEREAS, this Agreement is entered into pursuant to Section 7.4 of the Contribution Agreement.

    NOW, THEREFORE, the parties agree as follows:

    1. CERTAIN OTHER DEFINITIONS. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Contribution Agreement. The capitalized terms set forth below (in their singular and plural forms as applicable) shall have the following meanings:

        1.1 "Affiliate" means, with respect to any specified Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified Person.

        1.2 "Change in Control" means any of the following occurrences:

            (i) securities of the Company representing twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding voting securities are acquired pursuant to a tender offer or an exchange offer; or

            (ii) a merger or consolidation is consummated in which the Company is a constituent corporation and which results in less than fifty percent (50%) of the outstanding voting securities of the surviving or resulting entity being owned by the Persons who were the stockholders of the Company immediately prior to the merger or consolidation; or

           (iii) any Person becomes the beneficial owner, directly or indirectly, of securities of the Company representing twenty-five percent (25%) or more of the combined voting power of Company's then outstanding securities; or

            (iv) any Person, other than the Company, becomes the beneficial owner, directly or indirectly, through acquisition, merger, consolidation or otherwise of securities of the Operating Partnership representing twenty-five (25%) or more of the combined capital, profits or voting interests of the Operating Partnership; or

            (v) all or substantially all of the assets of the Company or the Operating Partnership, or all or substantially all of the Company's interest in the general or limited partnership interests in the Operating Partnership, are sold, liquidated or distributed, in one or more related transactions.

Notwithstanding the foregoing, "Change in Control" shall in no event refer to any of the foregoing if, as a result thereof, control of the Company is held by a Person who is an affiliate of the Company as defined in the Securities Exchange Act of 1934, as amended, as of the date hereof, or who owns securities of the Company representing twenty-five percent (25%) or more of the combined voting power of the Company's outstanding voting securities as of the date hereof.

        1.3 "Closing Date" has the meaning specified in Section 9.1 of the Contribution Agreement.

        1.4 "Commission" shall mean the United States Securities and Exchange Commission and any successor federal agency having similar powers.

        1.5 "Common Stock" shall mean the common stock without par value of the Company.

        1.6 "Control" (including the terms "controlled by" and "under common control with"), with respect to the relationship between or among two or more Persons, means the possession, directly or indirectly or as trustee, personal representative or executor, of the power to direct or cause the direction of the affairs or management of a Person, whether through the ownership of voting securities, as trustee, personal representative or executor, by contract or otherwise, including, without limitation, the ownership, directly or indirectly, of securities having the power to elect a majority of the board of directors or similar body governing the affairs of such Person.

        1.7 "Corporate 500 Agreement" means the Registration Rights Agreement dated as of January 29, 1998, among the Company and the holders identified therein.

        1.8 "Current Market Price" of each share of Common Stock shall mean (i) the average of the closing prices of the Common Stock for the five New York Stock Exchange trading days immediately preceding the day in question as reported by The Wall Street Journal under the New York Stock Exchange Composite Transactions quotation system (or under any successor quotation system) or, if the Common Stock is no longer traded on the New York Stock Exchange under the quotation system under which such closing prices are reported or, if The Wall Street Journal no longer reports such closing prices, such closing prices as reported by a newspaper or trade journal selected by the Company or (ii) if no such closing prices are available on such dates, the fair market value as determined in good faith by the Board of Directors of the Company.

        1.9 "Demand Offering" shall mean an offering required to be effected pursuant to Section 2.3 hereof.

        1.10 "Demand Registration" shall mean an offering required to be effected pursuant to Section 2.9 hereof.

        1.11 "Demand Registration Prospectus" shall mean the prospectus included in the Demand Registration Statement, including any preliminary prospectus, and any amendment or supplement thereto, including any supplement relating to the terms of the offering of any portion of the Shares covered by the Demand Registration Prospectus, and in each case including all material incorporated by reference therein.

        1.12 "Demand Registration Statement" shall have the meaning specified in
    Section 2.9(a).

        1.13 "Demand Prospectus" shall mean the prospectus included in the Shelf Registration Statement, including any preliminary prospectus, and any amendment or supplement thereto, including any supplement relating to the terms of the offering of any portion of the Demand Offering Securities covered by the Demand Prospectus, and in each case including all material incorporated by reference therein.

        1.14 "Demand Offering Securities" shall mean the Shares held by the Investors or any subsequent Holder to whom this Agreement has, or rights to cause the Company to register Shares in accordance with Section 2 have, been assigned pursuant to Section 8, excluding (i) Shares that have been disposed of by the Holders under the Shelf Registration Statement or any other effective registration statement, (ii) Shares sold or otherwise transferred pursuant to Rule 144 under the Securities Act, and (iii) Shares held by any Holder if all of such Holder's Shares are eligible for sale pursuant to Rule 144 under the Securities Act and all of such Holder's Shares could be sold by such Holder in a single transaction under Rule 144 under the Securities Act.

        1.15 "Demand Offering Expenses" shall mean any and all expenses incurred by the Company in connection with Demand Offerings, including, without limitation: (i) all Commission, stock exchange and National Association of Securities Dealers, Inc. ("NASD") registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or "blue sky" laws (including reasonable fees and disbursements of counsel in connection with qualification of any of the Demand Offering Securities under any state securities or blue sky laws and the preparation of a blue sky memorandum) and compliance with the rules of the NASD, (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any Demand Prospectus, certificates and other documents relating to the performance of and compliance with this Agreement, (iv) all fees and expenses incurred in connection with the listing, if any, of any of the Demand Offering Securities on any U.S. securities exchange or exchanges, and (v) the fees and disbursements of counsel for the Company and of the independent public accountants of the Company, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance. Demand Offering Expenses shall specifically exclude fees and disbursements of counsel for the Holders and all Selling Expenses, which shall be borne by the Holders in all cases.

        1.16 "Demand Offering Request" shall have the meaning set forth in
    Section 2.3(a) hereof.

        1.17 "DIHC" means Dutch Institutional Holding Company, Inc., a Delaware corporation.

        1.18 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

        1.19 "Holder" shall mean the Investors (and their respective transferees of Shares as permitted by this Agreement to whom this Agreement has, or rights to cause the Company to register Shares in accordance with Section 2 have, been assigned pursuant to Section 8).

        1.20 "Maximum Number" shall having the meaning set forth in Section 2.3(e) hereof.

        1.21 "Memorial Cornerstone Agreement" means the Registration Rights Agreement dated as of April 28, 1998, among the Company and the holders identified therein.

        1.22 "Memorial Prudential Agreement" means the Registration Rights Agreement dated as of April 28, 1998, between the Company and The Prudential Insurance Company of America.

        1.23 "Noro-Tooley Agreement" means the Registration Rights Agreement dated as of June 3, 1998, among the Company and the investors identified the

        1.24 "NYSTRS Agreement" means the Stockholders' Agreement, dated as of November 22, 1996, by and among the Company and the New York State Teachers' Retirement System.

        1.25 "Person" means any individual, partnership, firm, corporation, association, trust, unincorporated organization or other entity, as well as any syndicate or group that would be deemed to be a person under Section 13(d)(3) of the Exchange Act.

        1.26 "PGGM" means Stichting Pensioenfonds Voor de Gezondheid, Geestelijke en Maatschappelijke Belangen, a stichting formed according to the laws of the Kingdom of The Netherlands.

        1.27 "PGGM Registration Rights Agreement" means the Amended and Restated Registration Rights and Voting Agreement dated [CLOSING DATE], 1998, among the Company, DIHC and PGGM.

        1.28 "Piggyback Registration" shall have the meaning set forth in
    Section 2.6(a) hereof.

        1.29 "Piggyback Registration Request" shall have the meaning set forth in Section 2.6(a) hereof.

        1.30 "Public Offering" means a public offering of Common Stock pursuant to an effective registration statement under the Securities Act.

        1.31 The terms "register", "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering of the effectiveness of such registration statement by the Commission.

        1.32 "Registration Representative" means the "Wilson Representative" as defined in the Contribution Agreement who or which shall act on behalf of all Holders in connection with the exercise of certain registration rights as provided herein.

        1.33 "Restriction Provisions" means the provisions set forth in the last six sentences of Section 2.2(b).

        1.34 "Rodamco Agreement" means the Stockholders' Agreement, dated as of November 7, 1996, by and between the Company and Hexalon Real Estate, Inc.

        1.35 "Securities Act" means the Securities Act of 1933, as amended.

        1.36 "Selling Expenses" shall mean all underwriting discounts and selling commissions and transfer taxes applicable to the sale of Shelf Registrable Securities or Demand Offering Securities and disbursements of underwriters.

        1.37 "Shares" shall mean (a) the shares of Common Stock issued to the Investors pursuant to the Contribution Agreement, (b) the shares of Common Stock issued or issuable hereafter to the Investors upon conversion of the Units issued to the Investors pursuant to the Contribution Agreement, and
    (c) shares of Common Stock or any other securities which are hereafter issued with respect to the shares of Common Stock referred to in clauses (a) or (b) above by way of conversion, exchange, reclassification, dividend or distribution, whether or not such securities have been offered and sold to the public.

        1.38 "Shelf Prospectus" shall mean the prospectus included in the Shelf Registration Statement, including any preliminary prospectus, and any amendment or supplement thereto, including any supplement relating to the terms of the offering of any portion of the Shelf Registrable Securities and other securities covered by the Shelf Registration Statement, and in each case including all material incorporated by reference therein.

        1.39 "Shelf Registration" shall mean the registration required to be effected pursuant to Section 2.1 hereof.

        1.40 "Shelf Registrable Securities" shall mean the Shares held by the Investors or any subsequent Holder to whom this Agreement has, or rights to cause the Company to register Shares in accordance with Section 2 have, been assigned pursuant to Section 7, excluding (i) Shares that have been disposed of by the Holders under the Shelf Registration Statement or any other effective registration statement, (ii) Shares sold or otherwise transferred pursuant to Rule 144 under the Securities Act, and (iii) Shares held by any Holder if all of such Holder's Shares are eligible for sale pursuant to Rule 144 under the Securities Act and all of such Holder's Shares could be sold by such Holder in a single transaction under Rule 144 under the Securities Act.

        1.41 "Shelf Registration Expenses" shall mean any and all expenses incident to performance of or compliance with this Agreement, including, without limitation: (i) all Commission, stock exchange and

    NASD registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or "blue sky" laws (including reasonable fees and disbursements of counsel in connection with qualification of any of the Shelf Registrable Securities under any state securities or blue sky laws and the preparation of a blue sky memorandum) and compliance with the rules of the NASD, (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing the Shelf Registration Statement, any Shelf Prospectus, certificates and other documents relating to the performance of and compliance with this Agreement, (iv) all fees and expenses incurred in connection with the listing, if any, of any of the Shelf Registrable Securities on any U.S. securities exchange or exchanges, and (v) the fees and disbursements of counsel for the Company and of the independent public accountants of the Company, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance. Shelf Registration Expenses shall specifically exclude fees and disbursements of counsel for the Holders and all Selling Expenses, which shall be borne by the Holders in all cases.

        1.42 "Shelf Registration Notice" shall have the meaning set forth in
    Section 2.2(b) hereof.

        1.43 "Shelf Registration Statement" shall mean a registration statement of the Company (and any other entity required to be a registrant with respect to such registration statement pursuant to the requirements of the Securities Act) that covers (i) the issuance by the Company of all Shares issuable to Investors or their successors in interest upon the conversion of Units, subject to the right of the Company to pay cash rather than issue Shares for such Units, as provided in Section 8.6 of the "Partnership Agreement" (as defined in the Contribution Agreement) (such issuances being referred to as the "Registered Conversions"), (ii) the resale of all of the Shelf Registrable Securities to be offered on a delayed or continuous basis by the Investors pursuant to Rule 415 under the Securities Act, or any similar rule that may be adopted by the Commission (such resales being referred to as the "Registered Resales") and (iii) the public resales by Affiliates of the Company of Shares in transactions in which such public resales would otherwise be subject to the limitations of Rule 144 under the Securities Act (such resales being referred to as the "Affiliate Resales"); the term Shelf Registration Statement shall also include all amendments (including post-effective amendments) to such registration statement, and all exhibits thereto and materials incorporated by reference therein.

        1.44 "Units" means units of limited partnership interest in the Operating Partnership issued to the Investors pursuant to the Contribution Agreement.

    2.  REGISTRATION UNDER SECURITIES ACT.

        2.1 SHELF REGISTRATION.

            (a) Within 60 days after the Closing Date, the Company shall cause to be filed a Shelf Registration Statement providing for registration under the Securities Act of all Shares to be sold in (i) Registered Conversions, (ii) Registered Resales and (iii) Affiliate Resales. The Company will use commercially reasonable efforts to cause such Shelf Registration Statement to be declared effective by the Commission as soon as practicable after filing. The Company agrees to use commercially reasonable efforts to keep such Shelf Registration Statement continuously effective so long as necessary to cover all of the transactions referred to in clauses (i), (ii) and (iii) above. Subject to Section 2.2(b) and
       Section 2.2(i), the Company further agrees to amend the Shelf Registration Statement if and as required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or by the Securities Act or any rules and regulations thereunder; provided, however, that the Company shall not be deemed to have used its commercially reasonable efforts to keep the Shelf Registration Statement effective during the applicable period if it voluntarily takes any action that would result in the Holders not being able to sell Shelf Registrable Securities covered thereby during that period, unless such action is required under applicable law or the Company has filed a post-effective amendment to the Shelf Registration Statement and the Commission has not declared it effective or except as otherwise permitted by the Restriction Provisions. The Holders will provide information reasonably requested by the Company in connection with the Shelf Registration Statement as promptly as practicable after receipt of such request. The "Plan of Distribution" section of the Shelf Registration Statement shall permit sales by the Company in connection with the conversion of Units and resales by Investors (in Registered Resales and Affiliate Resales) in negotiated purchases, secondary distributions, block trades, ordinary brokerage transactions or a combination of such methods of sale, provided, however, that the Company's obligations under Sections 2.1 and
       2.2 hereof shall not include participation in underwritten offerings or other organized distributions of securities, which obligations are limited to registrations under Sections 2.3, 2.6 and 2.9 hereof.

            (b) EXPENSES. The Company shall pay all Shelf Registration Expenses in connection with the registrations pursuant to Section 2.1(a). The Holders shall pay all fees and expenses of counsel representing the Holders and all Selling Expenses relating to the sale or disposition by them of Shelf Registrable Securities pursuant to the Shelf Registration Statement.

            (c) ADDITIONAL REGISTRATION STATEMENTS. If the Company is unable, for any reason, including without limitation, the rules and regulations of the Commission and the policies of the Division of Corporation Finance, as in effect on the date hereof or hereafter, to register on one shelf registration statement the sales of Shares in the Registered Resales and the Affiliate Resales, it shall file, and use its best efforts to cause to become effective and continuously to keep effective, one or more such additional registration statements as may be required to cover the sale of Shares in such transactions, in accordance as nearly as practicable with all the provisions of this Agreement other than those provisions which contemplate that such transactions and Registered Conversions would be covered by one shelf registration statement. This
       Section 2.1(c) shall not reduce the Company's obligation to effect the maximum of two Demand Registrations provided for in Section 2.9.

        2.2 SHELF REGISTRATION PROCEDURES. In connection with the obligations of the Company with respect to the Shelf Registration Statement contemplated by
    Section 2.1 hereof, the Company shall:

            (a) prepare and file with the Commission, within the time period set forth in Section 2.1(a) hereof, the Shelf Registration Statement, which Shelf Registration Statement shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the Commission to be filed therewith;

            (b) subject to the Restriction Provisions and Section 2.2(i) hereof,
       (i) prepare and file with the Commission such amendments to such Shelf Registration Statement as may be necessary to keep such Shelf Registration Statement effective throughout the applicable period; (ii) cause the Shelf Prospectus to be amended or supplemented as required and to be filed as required by Rule 424 or any similar rule that may be adopted under the Securities Act; and (iii) respond as promptly as practicable to any comments received from the Commission with respect to the Shelf Registration Statement or any amendments thereto. Notwithstanding anything to the contrary contained herein, the Company shall not be required to take any of the actions described in clauses
       (i), (ii) or (iii) in this Section 2.2(b), Section 2.2(d) or Section 2.2(i) with respect to the Shelf Registrable Securities (x) to the extent that (i) in the reasonable opinion of the Company (A) securities laws applicable to such sale would require the Company to disclose material non-public information ("Non-Public Information"), (B) the disclosure of such Non-Public Information would materially adversely affect the Company; and (C) the disclosure of such Non-Public Information is not currently required by applicable law; (ii) such sale would occur during the measurement period for determining the amount of Common Stock, or the amount of any other consideration the amount of which will be based on the price of the Common Stock, in connection with the acquisition of a business or assets by the Company (a "Measurement

       Period"); or (iii) the Company is contemplating an underwritten Public Offering of its securities and in the reasonable opinion of the underwriters such sale would interfere materially with such Public Offering by the Company (a "Financing Period"); and the Company delivers written notice to the Holders to the effect that the Holders may not make offers or sales under the Shelf Registration Statement for a period not to exceed 45 days from the date of such notice; provided, however, that the Company may deliver only four such notices under this Section 2.2(b) and Section 2.4(a) within any twelve-month period, provided, further, that the Company may deliver only two such notices under this Section 2.2(b) and Section 2.4(a) within the twelve-month period immediately following the expiration of the six-month period referred to in Section 2.3(f) hereof and (y) unless and until the Company has received a written notice (a "Shelf Registration Notice") from any Holder that such Holder intends to make offers or sales of Shares under the Shelf Registration Statement as specified in such Shelf Registration Notice; provided, however, that the Company shall have ten business days to prepare and file any such amendment or supplement after receipt of the Shelf Registration Notice. The Measurement Period and Financing Period are collectively referred to herein as the "Restricted Period." In the event the sale by the Holders of Shelf Registrable Securities is deferred because of the existence of Non-Public Information, the Company will notify the Holders promptly upon such Non-Public Information being included by the Company in a filing with the Commission, being otherwise disclosed to the public (other than through the actions of any Holder), or ceasing to be material to the Company, and upon such notice being given by the Company, the Holders shall again be entitled to sell Shelf Registrable Securities as provided herein. In the event the sale by the Holders of Shelf Registrable Securities is deferred because it is proposed to be made during a Restricted Period, the Company shall specify, in notifying the Holders of the deferral of its sale, when the Restricted Period will end, at which time the Holders shall again be entitled to sell Shelf Registrable Securities as provided herein. If the Restricted Period is thereafter changed, the Company will promptly notify the Holders of such change and upon the end of the Restricted Period as so changed, the Holders will again be entitled to sell Shelf Registrable Securities as provided herein. If an agreement to which such Restricted Period relates is terminated prior to the end of the Restricted Period, the deferral period hereunder shall end immediately and the Company shall promptly notify the Holders of the end of the deferral period;

            (c) promptly furnish the Holders after a Holder has delivered a Shelf Registration Notice to the Company, without charge, as many copies of each Shelf Prospectus and any amendment or supplement thereto as such Holders reasonably request in order to facilitate the public sale or other disposition of the Shelf Registrable Securities; the Company consents to the use of the Shelf Prospectus and any amendment or supplement thereto by the Holders of Shelf Registrable Securities in connection with the offering and sale of the Shelf Registrable Securities covered by the Shelf Prospectus or amendment or supplement thereto;

            (d) use commercially reasonable efforts to register or qualify the Shelf Registrable Securities by the time the Shelf Registration Statement is declared effective by the Commission under all applicable state securities or blue sky laws of such jurisdictions in the United States and its territories and possessions as the Holders shall reasonably request in writing, keep each such registration or qualification effective during the period such Shelf Registration Statement is required to be kept effective or during the period offers or sales are being made by the Holders after a Holder has delivered a Shelf Registration Notice to the Company, whichever is shorter; provided, however, that in connection therewith, the Company shall not be required to (i) qualify as a foreign corporation to do business or to register as a broker or dealer in any such jurisdiction where it would not otherwise be required to qualify or register but for this Section 2.2(d), (ii) subject itself to taxation in any such jurisdiction, or (iii) file a general consent to service of process in any such jurisdiction;

            (e) notify the Holders promptly and, if requested by a Holder, confirm in writing, (i) when the Shelf Registration Statement and any post-effective amendments thereto have become effective, (ii) when any amendment or supplement to the Shelf Prospectus has been filed with the Commission, (iii) of the issuance by the Commission or any state securities authority of any stop order suspending the effectiveness of the Shelf Registration Statement or any part thereof or the initiation of any proceedings for that purpose, (iv) if the Company receives any notification with respect to the suspension of the qualification of the Shelf Registrable Securities for offer or sale in any jurisdiction or the initiation of any proceeding for such purpose, and (v) of the happening of any event during the period the Shelf Registration Statement is effective as a result of which (A) such Shelf Registration Statement contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading or (B) the Shelf Prospectus as then amended or supplemented contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

            (f) use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of the Shelf Registration Statement or any part thereof as promptly as possible;

            (g) promptly furnish to the Holders after a Holder has delivered a Shelf Registration Notice to the Company, without charge, at least one conformed copy of the Shelf Registration Statement and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

            (h) cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Shelf Registrable Securities to be sold and not bearing any Securities Act legend; and enable certificates for such Shelf Registrable Securities to be issued for such numbers of shares as the Holders may reasonably request at least two business days prior to any sale of Shelf Registrable Securities;

            (i) subject to the Restriction Provisions, upon the occurrence of any event contemplated by clause (v) of Section 2.2(e) hereof, use its reasonable best efforts promptly to prepare and file an amendment or a supplement to the Shelf Prospectus or any document incorporated therein by reference or prepare, file and obtain effectiveness of a post-effective amendment to the Shelf Registration Statement, or file any other required document, in any such case to the extent necessary so that, as thereafter delivered to the purchasers of the Shelf Registrable Securities, such Shelf Prospectus as then amended or supplemented will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading;

            (j) make available for inspection by the Holders after a Holder has provided a Shelf Registration Notice to the Company and any counsel, accountants or other representatives retained by the Holders all financial and other records, material corporate documents and properties of the Company and cause the officers, directors and employees of the Company to supply all such material records, documents or information reasonably requested by the Holders, counsel, accountants or representatives in connection with the Shelf Registration Statement; provided, however, that such records, documents or information which the Company determines in good faith to be confidential, and notifies the Holders, counsel, accountants or representatives in writing are confidential, shall not be disclosed by the Holders, counsel, accountants or representatives unless (i) such disclosure is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, or (ii) such records, documents or information become generally available to the public other than through a breach of this Agreement;

            (k) a reasonable time prior to the filing of the Shelf Registration Statement or any amendment thereto, or any Shelf Prospectus or any amendment or supplement thereto, provide copies of such document (not including any documents incorporated by reference therein unless requested) to the Holders;

            (l) use its reasonable best efforts to cause all Shelf Registrable Securities to be listed on the New York Stock Exchange at the time the Shelf Registration Statement is declared effective; and

           (m) file the appropriate number of copies of each Shelf Prospectus with the New York Stock Exchange pursuant to Rule 153 under the Securities Act.

    The Company may require the Holders to furnish to the Company in writing such information regarding the proposed distribution by the Holders as the Company may from time to time reasonably request in writing.

    In connection with and as a condition to the Company's obligations with respect to the Shelf Registration Statement pursuant to Section 2.1 hereof and this Section 2.2, the Holders covenant and agree that (i) they will not offer or sell any Shelf Registrable Securities under the Shelf Registration Statement until a Holder has provided a Shelf Registration Notice pursuant to Section 2.2(b) and they have received copies of the Shelf Prospectus as then amended or supplemented as contemplated by Section 2.2(c) and notice from the Company that the Shelf Registration Statement and any post-effective amendments thereto have become effective as contemplated by Section 2.2(e); (ii) upon receipt of any notice from the Company contemplated by Section 2.2(b) or Section 2.2(e) (in respect of the occurrence of an event contemplated therein), the Holders shall not offer or sell any Shelf Registrable Securities pursuant to the Shelf Registration Statement until the Holders receive copies of the supplemented or amended Shelf Prospectus contemplated by Section 2.2(i) hereof and receive notice that any post-effective amendment has become effective, and, if so directed by the Company, the Holders will deliver to the Company (at the expense of the Company) all copies in its possession, other than permanent file copies then in the Holders' possession, of the Shelf Prospectus as amended or supplemented at the time of receipt of such notice; (iii) upon the expiration of 60 days after the first date on which offers or sales can be made pursuant to clause (i) above, the Holders will not offer or sell any Shelf Registrable Securities under the Shelf Registration Statement until they have again complied with the provisions of clause (i) above; (iv) each Holder and such Holder's partners, officers, directors or Affiliates, if any, will comply with the provisions of Regulation M under the Exchange Act as applicable to them in connection with sales of Shelf Registrable Securities pursuant to the Shelf Registration Statement; (v) each Holder and such Holder's partners, officers, directors or Affiliates, if any, will comply with the prospectus delivery requirements of the Securities Act as applicable to them in connection with sales of Shelf Registrable Securities pursuant to the Shelf Registration Statement; and (vi) each Holder and such Holder's partners, officers, directors or Affiliates, if any, will enter into such written agreements as the Company shall reasonably request to ensure compliance with clauses (iv) and (v) above.

        2.3 DEMAND OFFERINGS.

            (a) REQUESTS FOR DEMAND OFFERING. A Holder or Holders owning at least 5% of the Demand Offering Securities (the "Demand Initiating Holder") acting through the "Registration Representative" may request the offering under the Securities Act of all or any portion of the Demand Offering Securities held by such Holders for sale in the manner specified in such request, including an underwritten offering; PROVIDED THAT, the minimum offering amount must satisfy the requirements of Section 2.3(c) hereof. (Notwithstanding any other provision of this Agreement, Holders shall not have the right to make a Demand Offering Request (as defined below) with respect to Registered Conversions). Upon receipt of a request for the offering of all or any portion of the Demand Offering Securities, the Company will promptly, but in any event within 20 days, give written notice of such requested registration to all Holders of Demand Offering

       Securities, and thereupon, in accordance with Section 2.4 hereof, the Company will use its reasonable best efforts to effect the registration and sale of:

                (i) the Demand Offering Securities which the Company has been so requested to register by such Demand Initiating Holder;

                (ii) all other Demand Offering Securities which the Company has been requested to register by the other Holders thereof by written request delivered to the Company within 15 days after the giving of such written notice by the Company, and

               (iii) all shares of Common Stock which the Company may elect to register for its own account or for the account of others in connection with the offering of Demand Offering Securities pursuant to this Section 2.3.

    Each initial request for a offering pursuant to this Section 2.3 shall specify the number of Demand Offering Securities requested to be sold by the Demand Initiating Holder, the method of disposition to be employed and the Current Market Price of the Common Stock as of the date of such request. Any request for an offering pursuant to this Section 2.3(a) shall be referred to herein as a "Demand Offering Request" and all registrations requested pursuant to this Section 2.3 are referred to herein as "Demand Offerings."

            (b) NUMBER OF DEMAND OFFERINGS. The Company shall not be required under this Section 2.3 (i) to effect more than one Demand Offering in any twelve-month period or (ii) to effect more than eight Demand Offerings in the aggregate. Notwithstanding anything to the contrary contained herein, if such method of disposition is a firm commitment underwritten public offering, a registration shall count as a Demand Offering only when all such Demand Offering Securities shall have been sold pursuant thereto; provided, however, that if a Demand Prospectus filed by the Company pursuant to a Demand Offering Request shall be abandoned or withdrawn at the behest of the Demand Initiating Holder, then, unless the Holders shall, promptly upon receipt of a request by the Company therefor supported by an invoice setting forth the expenses in reasonable detail, reimburse the Company for the Demand Offering Expenses in respect of such prospectus attributable to the Holders, the Company shall be deemed to have effected a Demand Offering.

            (c) MINIMUM OFFERING AMOUNT. The Company shall not be required to comply with this Section 2.3 unless the aggregate Current Market Price of all Demand Offering Securities covered by the Demand Offering Request and the Demand Offering Securities described in Section 2.3(a)(ii) shall be $40 million or more (unless and to the extent the Demand Initiating Holder shall hold less than $40 million of Demand Offering Securities, in which case such minimum offering amount shall be equal to the amount of Demand Offering Securities so held).

            (d) SELECTION OF UNDERWRITERS. If the method of disposition specified by the Demand Initiating Holder shall be an underwritten public offering, the Demand Initiating Holder may designate the managing underwriter of such offering, subject to the approval of the Company, which approval shall not be unreasonably withheld.

            (e) PRIORITY ON DEMAND OFFERINGS. The Company shall be entitled to include in any offering referred to in this Section 2.3, for sale in accordance with the method of disposition specified by the Demand Initiating Holder, shares of Common Stock to be sold by the Company for its own account or by other shareholders of the Company for their account, to the extent provided for herein. Nonetheless, if the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such offering exceeds the maximum number which can be included in such offering without adversely affecting the marketability of the offering (the "Maximum Number"), then the Company will limit the number of shares included in such offering to the Maximum Number, and the shares offered shall be selected in the following order of priority: (i) first, Demand Offering Securities covered by the Demand Offering

       Request and the Demand Offering Securities described in Section 2.3(a)(ii) pro rata among the Holders thereof on the basis of the number of Shares requested to be included in such registration, subject to the proviso set forth in clause (iii) below, (ii) second, securities the Company proposes to sell and (iii) third, all other securities requested to be included in such registration, pro rata among the holders thereof on the basis of the number of shares requested to be included in such registration; PROVIDED THAT, clauses (i), (ii) and (iii) shall be subject to any priority rights granted to holders pursuant to the Rodamco Agreement, the NYSTRS Agreement, the PGGM Registration Rights Agreement, the Corporate 500 Agreement, the Memorial Cornerstone Agreement, the Memorial Prudential Agreement or the Noro-Tooley Agreement.

            (f) EXCEPTION. Anything in this Section 2.3 to the contrary notwithstanding, the Company shall not be required to file a Demand Prospectus in connection with a Demand Offering within six months after the closing date of a Demand Offering or the effective date of any registration statement (other than pursuant to Section 2.1 or a registration statement on Form S-8 with respect to an employee benefit plan or a registration statement on Form S-4 relating to securities to be issued in a merger or in exchange for securities or assets of another Person) of the Company.

        2.4 DEMAND OFFERING PROCEDURES. If and whenever the Company is required by the provisions of Section 2.3 hereof to use its reasonable best efforts to effect the sale of any of the Demand Offering Securities under the Securities Act, the Company shall use its reasonable best efforts to effect the registration and sale of the Demand Offering Securities in accordance with the intended method of disposition thereof and will, as expeditiously as possible;

            (a) within 45 days after receiving a request for a Demand Offering, prepare and file with the Commission a Demand Prospectus as a supplement to the Shelf Registration Statement filed pursuant to Section 2.1(a) hereof with respect to such Demand Offering Securities. Notwithstanding anything to the contrary contained herein, the filing of such Demand Prospectus may be delayed for a period not to exceed 45 days if (i) any of the events specified in clause (x) of Section 2.2(b) hereof shall have occurred, or (ii) the Company is engaged in any program for the repurchase of Common Stock or other securities of the Company and the Company provides written notice to the Demand Initiating Holder; provided, however, that the Company may deliver only four notices under this Section 2.4(a) and 2.2(b) hereof within any twelve-month period; provided, further, that the Company may deliver only two such notices under this Section 2.4(a) and Section 2.2(b) within the twelve-month period immediately following the expiration of the six-month period referred to in Section 2.3(f) hereof.

            (b) prior to the filing described in paragraph (a) above, furnish to the Holders copies of the Demand Prospectus and any amendments or supplements thereto, which documents shall be subject to the approval of the Holders only with respect to any statement in the Demand Prospectus which relates to the Holders;

            (c) notify the Holders promptly and, if requested by the Holders, confirm in writing, (i) when the Demand Prospectus has been filed with the Commission, (ii) when any amendment or supplement to the Demand Prospectus has been filed with the Commission, (iii) of the issuance by the Commission or any state securities authority of any stop order suspending the effectiveness of the Shelf Registration Statement or any part thereof or the initiation of any proceedings for that purpose, (iv) if the Company receives any notification with respect to the suspension of the qualification of the Demand Offering Securities for offer or sale in any jurisdiction or the initiation of any proceeding for such purpose, and (v) of the happening of any event during the period of the offering pursuant to the Demand Prospectus as a result of which (A) such Shelf Registration Statement contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading or (B) the Demand Prospectus as then amended or supplemented contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

            (d) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Shelf Registration Statement or any part thereof as promptly as possible;

            (e) furnish to the Holders after delivery of a Demand Offering Request to the Company, without charge, at least one conformed copy of the Shelf Registration Statement and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

            (f) prepare and file with the Commission such amendments and supplements to such Shelf Registration Statement and the Demand Prospectus used in connection therewith as may be necessary and comply with the provisions of the Securities Act with respect to the disposition of all Demand Offering Securities covered by such Demand Prospectus in accordance with the Holders' intended method of disposition set forth in such Demand Prospectus for such period;

            (g) furnish to the Holders and to each underwriter such number of copies of the Shelf Registration Statement and the Demand Prospectus included therein (including each preliminary prospectus) and such other documents, as such persons may reasonably request in order to facilitate the public sale or other disposition of the Demand Offering Securities covered by such Demand Prospectus;

            (h) use its reasonable best efforts to register or qualify the Demand Offering Securities covered by such Demand Prospectus under the securities or blue sky laws of such jurisdictions as the Holders or, in the case of an underwritten public offering, the managing underwriter, shall reasonably request;

            (i) provide a transfer agent and registrar, which may be a single entity, for all Demand Offering Securities;

            (j) use its reasonable best efforts to cause all Demand Offering Securities to be listed on the New York Stock Exchange;

            (k) furnish on the date that Demand Offering Securities are delivered to the underwriters for sale pursuant to such registration: (i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters, stating that the Shelf Registration Statement has become effective under the Securities Act and (A) that to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (B) that the Shelf Registration Statement, the related Demand Prospectus, and each amendment or supplement thereto, comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder and that such counsel does not believe that any such Shelf Registration Statement, Demand Prospectus, amendment or supplement contains a misstatement of a material fact or an omission to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading (except that such counsel need express no opinion as to financial statements or financial or statistical data contained therein) and (C) to such other effects as may reasonably be requested by counsel for the underwriters or by the Holders or their counsel, and (ii) a "cold comfort" letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the Shelf Registration Statement or the Demand Prospectus, or any amendment or supplement thereto, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to the registration in respect of which such letter is being given as such underwriters may reasonably request; and

            (l) make available for inspection by the Holders after the Demand Initiating Holder has provided a Demand Offering Request to the Company and any counsel, accountants or other representatives retained by the Holders all financial and other material records, pertinent corporate documents and properties of the Company and cause the officers, directors and employees of the Company to supply all such material records, documents or information reasonably requested by the Holders, counsel, accountants or representatives in connection with the Demand Prospectus; provided, however, that such records, documents or information which the Company determines in good faith to be confidential, and notifies the Holders, counsel, accountants or representatives in writing are confidential, shall not be disclosed by Holders, counsel, accountants or representatives unless (i) such disclosure is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, or (ii) such records, documents or information become generally available to the public other than through a breach of this Agreement.

    For purposes of paragraphs (a) and (f) of this Section 2.4, the period of distribution of Demand Offering Securities in a firm commitment underwritten public offering shall be deemed to be that period during which the underwriters in such offering require (in an underwriting agreement in the form customarily used by such underwriters for comparable transactions) that the Company keep a registration statement effective to permit each underwriter to complete the distribution of all securities purchased by it, and the period of distribution of Demand Offering Securities in any other registration shall be deemed to extend until the earlier of the sale of all Demand Offering Securities covered thereby or nine months after the effective date thereof.

    In connection with each registration hereunder, each Holder will furnish to the Company in writing such information with respect to itself and the proposed distribution by itself as shall be reasonably necessary in order to assure compliance with federal and applicable state securities laws. Reasonable compliance with the obligation to furnish such information shall be a condition to the rights afforded such Holder hereunder. In addition, each Holder and any of its partners, officers, directors or Affiliates, if any, (i) will comply with the provisions of Regulation M as applicable to them in connection with sales of Demand Offering Securities pursuant to the Demand Prospectus; (ii) will comply with the prospectus delivery requirements of the Securities Act as applicable to them in connection with sales of Demand Offering Securities pursuant to the Demand Prospectus; and (iii) will enter into such written agreements as the Company shall reasonably request to ensure compliance therewith.

    In connection with each registration pursuant to Section 2.3 hereof covering an underwritten public offering, the Company agrees to enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between major underwriters and companies of the Company's size and investment stature; provided that such agreement shall not contain any such provision applicable to the Company which is inconsistent with the provisions hereof; provided further that the time and place of the closing under said agreement shall be as mutually agreed upon between the Company and such managing underwriter. The Company agrees to cooperate with such underwriters and will use its commercially reasonable efforts to assist such underwriters in connection with the offering and sale of Demand Offering Securities by causing Cornerstone executives to participate in a "road show" and similar presentations as is customary in the securities business for an offering of comparable size.

        2.5 DEMAND OFFERING EXPENSES. In connection with any Demand Offering, the Company shall pay all Demand Offering Expenses and the Holders shall pay all fees and expenses of counsel for the Holders and all Selling Expenses applicable to the shares sold by the Holders.

        2.6 PIGGYBACK REGISTRATIONS.

            (a) RIGHT TO PIGGYBACK. In the event that a Holder is not permitted to effect sales under the Shelf Registration Statement under Section 2.2(b)(x)(iii) hereof or the Holders are not permitted to effect Demand Offering due to Section 2.4(a)(i), Holders shall become entitled to the rights of this Section 2.6. The Company will promptly (but in any event within 30 days) give written notice to the Holders of its intention to effect a registration of its securities (a "Piggyback Registration") and a description of any underwriting agreement to be entered into with respect thereto and will include in such registration all Shelf Registrable Securities or Demand Offering Securities with respect to which the Company has received written requests for inclusion within 15 days after the receipt of the Company's notice (a "Piggyback Registration Request"). (Notwithstanding any other provision of this Agreement, Holders shall not have the right to make a Piggyback Registration Request with respect to Registered Conversions). In addition, the Company shall not be required to include Shelf Registrable Securities or Demand Offering Securities in the securities to be registered pursuant to a registration statement on any form which limits the amount of securities which may be registered by the issuer and/or selling security holders if, and to the extent that, such inclusion would make the use of such form unavailable. In the event that any Piggyback Registration shall be, in whole or in part, an underwritten public offering of Common Stock, the Holders shall agree that such Demand Offering Securities or Shelf Registrable Securities are to be included in the underwriting on the same terms and conditions as the shares of Common Stock otherwise being sold through underwriters under such registration.

            (b) PRIORITY ON PRIMARY REGISTRATIONS. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of shares requested to be included in such registration exceeds the Maximum Number, the Company will limit the number of shares included in such registration to the Maximum Number, and the shares registered shall be selected in the following order of priority: (i) first, securities the Company proposes to sell, subject to the proviso set forth in clause (ii) below, (ii) second, Shelf Registrable Securities or Demand Offering Securities covered by Piggyback Registration Requests and securities requested to be included in such registration pursuant to
       (t) the Noro-Tooley Agreement, (u) the Corporate 500 Agreement, (v) the Memorial Prudential Agreement, (w) the Memorial Cornerstone Agreement,
       (x) the PGGM Registration Rights Agreement, (y) the NYSTRS Stockholders' Agreement and (z) the Rodamco Stockholders' Agreement, pro rata among the holders thereof on the basis of the number of shares requested to be included in such registration; provided that the securities requested to be included pursuant to clauses (y) and (z) shall not be reduced to less than one-third of the total number of shares in such offering, and provided further that the rights in clause (ii) above shall be subject to any applicable priority rights, and (iii) third, other securities requested to be included in such registration.

            (c) PRIORITY ON SECONDARY REGISTRATIONS. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the Maximum Number, the Company will include in such registration the shares requested to be included therein by the holders requesting such registration and the Shelf Registrable Securities and Demand Offering Securities covered by Piggyback Registration Requests and any other securities requested to be included in such registration, pro rata among the holders thereof on the basis of the number of shares requested to be included in such registration; provided, however, that if the holders requesting registration are doing so pursuant to demand registration rights of such holders, such holders' shares shall take priority over any Shelf Registrable Securities and Demand Offering Securities and any other securities requested to be included, which shall be included on a pro rata basis, subject to the provisos set forth in Section 2.6(b)(ii).

        2.7 INDEMNIFICATION.

           (a) INDEMNIFICATION BY THE COMPANY. To the extent permitted by law, the Company shall indemnify and hold harmless the seller of any Shares covered by any registration statement (other than the Company as seller in a Registered Conversion) filed pursuant to Section 2, its directors, trustees and officers, each other person who participates as an underwriter in the offering or sale of such securities and each other person, if any, who controls such seller or any such underwriter within the meaning of the Securities Act against any losses, claims, damages, liabilities or expenses, joint or several, to which such seller or any such director, trustee or officer or participating or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or related actions or proceedings) arise out of or are based upon (x) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained in such registration statement, or any amendment or supplement to such registration statement, or any document incorporated by reference in such registration statement, or (y) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such seller, and each such director, trustee, officer, participating person and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding, provided that the Company shall not be liable in any such case (1) to the extent that any such loss, claim, damage, liability or expense (or action or proceeding in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller or any such director, trustee, officer, participating person or controlling person specifically stating that it is for use in the preparation of such registration statement or (2) to the extent any amount paid in settlement of any such loss, claim, damage, liability or action of such settlement is effected without the written consent of the Company (which consent shall not be unreasonably withheld). Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any such director, trustee, officer, participating person or controlling person and shall survive the transfer of such securities by such seller. The Company shall agree to make provision for contribution relating to such indemnity as shall be reasonably requested by any seller of Shares or the underwriters.

           (b) INDEMNIFICATION BY THE SELLERS. The Company may require, as a condition to including any Shares in any registration statement filed pursuant to Section 2 (other than in a case where the Company is the seller in a Registered Conversion), that the Company shall have received an undertaking satisfactory to it from each prospective seller of such securities, severally and not jointly, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 2.7(a)) the Company, each director of the Company, each officer of the Company who shall sign such registration statement and each other person, if any, who controls the Company within the meaning of the Securities Act, with respect to any untrue statement in or omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus included in such registration statement, or any amendment or supplement to such registration statement, of a material fact if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such securities by such seller.

           (c) INDEMNIFICATION PROCEDURE. Promptly after receipt by any party entitled to indemnification pursuant to Section 2.7(a) or 2.7(b) of this Agreement (an "Indemnified Party") of notice by a third party of any complaint or the commencement of any action or proceeding with respect to which indemnification is being sought hereunder, such Indemnified Party shall notify the party obligated to provide such indemnification (the "Indemnifying Party") of such complaint or of the commencement of such action or proceeding; provided, however, that the failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party from liability for such claim arising otherwise than under this Agreement, and such failure to so notify the Indemnifying Party shall relieve the Indemnifying Party from liability which the Indemnifying Party may have hereunder with respect to such claim if, but only if, and only to the extent that, such failure to notify the Indemnifying Party results in the forfeiture by the Indemnifying Party of material rights and defenses otherwise available to the Indemnifying Party with respect to such claim. The Indemnifying Party shall have the right, upon written notice to the Indemnified Party, to assume the defense of such action or proceeding, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of the fees and disbursements of such counsel. In the event, however, that the Indemnifying Party declines or fails to assume the defense of the action or proceeding or to employ counsel reasonably satisfactory to the Indemnified Party, in either case in a timely manner, or if the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them, then such Indemnified Party may employ counsel to represent or defend it in any such action or proceeding and the Indemnifying Party shall pay the reasonable fees and disbursements of such counsel as incurred; provided, however, that the Indemnifying Party shall not be required to pay the fees and disbursements of more than one counsel for all Indemnified Parties in any jurisdiction in any single action or proceeding. In any action or proceeding with respect to which indemnification is being sought hereunder, the Indemnified Party or the Indemnifying Party, whichever is not assuming the defense of such action, shall have the right to participate in such litigation and to retain its own counsel at such party's own expense. The Indemnifying Party or the Indemnified Party, as the case may be, shall at all times use reasonable best efforts to keep the Indemnifying Party or the Indemnified Party, as the case may be, reasonably apprised of the status of the defense of any action, the defense of which it is maintaining and to cooperate in good faith with the Indemnifying Party or the Indemnified Party, as the case may be, with respect to the defense of any such action.

    No Indemnified Party may settle or compromise any claim or consent to the entry of any judgment with respect to which indemnification is being sought hereunder without the prior written consent of the Indemnifying Party, unless such settlement, compromise or consent includes an unconditional release of the Indemnifying Party from all liability arising out of such claim. An Indemnifying Party may not, without the prior written consent of the Indemnified Party, settle or compromise any claim or consent to the entry of any judgment with respect to which indemnification is being sought hereunder unless such settlement, compromise or consent includes an unconditional release of the Indemnified Party from all liability arising out of such claim and does not contain any equitable order, judgment or term which in any manner affects, restrains or interferes with the business of the Indemnified Party or any of the Indemnified Party's affiliates.

    In the event an Indemnified Party shall claim a right to payment pursuant to this Agreement, such Indemnified Party shall send written notice of such claim to the appropriate Indemnifying Party. Such notice shall specify the basis for such claim. As promptly as possible after the Indemnified Party has given such notice, such Indemnified Party and the appropriate Indemnifying Party shall establish the merits and amount of such claim (by mutual agreement or otherwise) and, within five business days of the final determination of the merits and amount of such claim, the Indemnifying Party shall deliver to the Indemnified Party immediately available funds in an amount equal to such claim as determined hereunder.

    If for any reason the indemnification provided for in this Section 2.7 is unavailable to an Indemnified Party or is insufficient to hold it harmless as contemplated by this Section 2.7, then the Indemnifying Party shall contribute to the amount paid or payable by the Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the Indemnified Party and the Indemnifying Party, as well as any other relevant equitable considerations; provided that in no event shall the liability of any Holder for such contribution and indemnification exceed, in the aggregate, the dollar amount of the proceeds received by such Holder upon the sale of Shares giving rise to such indemnification and contribution obligations.

    The obligations of the parties under this Section 2.7 shall be in addition to any liability which any party may otherwise have to any other party.

        2.8 LIMITATIONS ON REGISTRATION RIGHTS OF OTHERS. The Company represents and warrants that, except pursuant to this Agreement and pursuant to rights granted pursuant to the agreements set forth on Exhibit B hereto, it has not granted to any Person the right to request or require the Company to register any securities issued by the Company. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Registration Representative, enter into any agreement with any holder or prospective holder of any securities of the Company which is violative of any provisions of this Agreement or gives such holder or prospective holder any registration rights which are senior to the priority registration rights granted to the Investors in Sections 2.3(e), 2.6(b) and 2.6(c) hereof, PROVIDED THAT, this provision shall not prohibit the Company from entering into an agreement with any holder or prospective holder of securities of the Company which grants such holder or prospective holder registration rights which are PARI PASSU with the registration rights granted to the Investors hereunder.

        2.9 REGISTRATION RIGHTS IF FORM S-3 IS NOT AVAILABLE. The following provisions shall apply with respect to Shelf Registrable Securities held by Holders during the period, if any, beginning at such time as Form S-3 (or similar successor form of registration statement) is not available to the Company for registration of the Shelf Registrable Securities in Registered Resales and ending on the date, if any, when the Company is again eligible to use such Form or successor form for such purpose (the "Supplemental Rights Period"). Notwithstanding any other provision of this Section 2.9, the Company shall not be obligated to take any action described in subsection (a) hereof in any of the circumstances set forth in the Restriction Provisions. During the Supplemental Rights Period, the Holders shall have the following rights:

           (a) DEMAND RIGHT. The Demand Initiating Holder may make a written request for registration under the Securities Act of all or part of its or their Shelf Registrable Securities (a "Demand Registration"); provided, however, that (i) the Company shall not be obligated to effect more than one Demand Registration for Holders in any twelve month period,
       (ii) the number of Shelf Registrable Securities proposed to be sold by the Holders making such written request shall have a Current Market Value at the time of such request of at least $40,000,000 and (iii) the Holders shall be entitled to make or join in a maximum of two Demand Registrations. The Company shall file any registration statement required by this paragraph (each, a "Demand Registration Statement") with the Commission within thirty (30) days of receipt of the requisite Holder request and shall use its reasonable efforts to cause such registration statement to be declared effective by the Commission as soon as practicable thereafter. The Company shall use its reasonable efforts to keep each such registration statement filed hereunder continuously effective for a period of 90 days, unless such offering is an underwritten offering and the managing underwriter requires that the registration statement be kept effective for a longer period of time, in which event for such longer period up to 120 days (such period, in each case, to be extended by the number of days, if any, during which Holders were not permitted to make offers or sales under such registration statement by reason of the Restriction Provisions). The Company shall not have the right to include in any such registration statement any securities to be issued by the Company. A registration shall not constitute a Demand Registration under this
       Section 2.9(a) until the Demand Registration Statement has been declared effective.

           (b) EXPENSES. The Company will pay all expenses associated with a Demand Registration, regardless of their amount, which are of a character which would be Demand Offering Expenses if the registration were a Demand Offering. The Holders shall pay all fees and expenses of counsel for the Holders and all Selling Expenses associated with a Demand Registration.

           (c) COMPANY PURCHASE. Upon receipt by the Company of a registration request pursuant to this Section 2.9, the Company may, but is not obligated to, purchase from any Holder so requesting registration all, but not less than all, of the Shelf Registrable Securities which are the subject of the request at a price per share equal to the average closing prices of the Common Shares for the five trading days immediately preceding the date of the registration request. In the event the Company elects to purchase the Shelf Registrable Securities which are the subject of the request, the Company shall notify the Holder within five business days of the date of receipt of the request by the Company, which notice shall indicate: (i) that the Company will purchase the Shelf Registrable Securities held by the Holder which are the subject of the request, (ii) the price per Share, calculated in accordance with the preceding sentence, which the Company will pay the Holder and (iii) the date upon which the Company shall repurchase such Shares, which date shall not be later than the tenth business day after receipt of the request relating to such Shares. If the Company so elects to purchase the Shares which are the subject of the registration request made pursuant to this Section 2.9, then upon such purchase the Company shall be relieved of its obligations under subsections 2.9(a) and (b) with respect to such Shares or as a result of the registration notice.

        2.10 MARKET STAND-OFF AGREEMENTS.

           (a) HOLDERS. Each Holder agrees not to effect any public sale or distribution (including sales pursuant to Rule 144) of Common Stock, or any securities convertible into or exchangeable or exercisable for such Common Stock, during such reasonable period of time beginning on the effective date of any underwritten Demand Offering, any underwritten Piggyback Registration in which Demand Offering Securities are included, or any Demand Registration (except as part of such underwritten registration), as the underwriters managing the registered public offering may request, PROVIDED THAT each of the Company's officers and directors who hold Common Stock or any securities convertible into or exercisable for Common Stock have entered into and are bound by similar agreements.

           (b) COMPANY, OFFICERS AND DIRECTORS. The Company agrees (i) not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 90-day period beginning on the effective date of any underwritten Demand Offering, any underwritten Piggyback Registration, or any Demand Registration (except as part of such underwritten registration or pursuant to registrations on Form S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree, and (ii) to use its commercially reasonable efforts to cause each of the Company's officers and directors who hold Common Stock or any securities convertible into or exercisable for Common Stock, to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

    3. RULE 144. The Company shall comply with the requirements of Rule 144 under the Securities Act, as such Rule may be amended from time to time (or any similar rule or regulation hereafter adopted by the Commission), regarding the availability of current public information to the extent required to enable any Holder of Shares to sell Shares without registration under the Securities Act pursuant to Rule 144 (or any similar rule or regulation). Upon the request of any Holder of Shares, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

    4.  LOCK-UP AGREEMENT.

        (a) LOCK-UP PERIOD FOR THE INVESTORS. Subject to Section 4(e), each of the Investors hereby agrees that, with respect to all Units and Shares, from the date hereof until the earlier of (x) one year after the Closing Date or
    (y) the occurrence of a Change in Control (the "Lock-up Period"), such Investor will not offer, sell, contract to sell, distribute or otherwise dispose of (collectively, "Dispose of"), directly or indirectly, to any Person any such Units or Shares (including Shares issued in exchange for Units), except (A) subject to applicable restrictions with respect to Units as are contained in the Partnership Agreement (as defined in the Contribution Agreement), an Investor may Dispose of Shares or Units pursuant to a pledge, grant of security interest or other encumbrance effected in a bona fide transaction with an unrelated and unaffiliated pledgee that is a bank or other bona fide financial institution; (B) subject to applicable exchange restrictions with respect to Units as are contained in the Partnership Agreement, an Investor may exchange its Units for Shares; (C) each Investor that is a natural person and whose name on Exhibit A is under the heading "Two-Year Lock-Up" may transfer Shares or Units to members of the Investor's immediate family, or trusts or other entities solely or primarily for the benefit of members of Investor's immediate family, and pursuant to bona fide gifts to charitable institutions, PROVIDED THAT in the case of transfers to charitable institutions the Investor retains at least one-half of the Shares and Units received by such Investor at the Closing of the transactions contemplated by the Contribution Agreement; and (D) William Wilson III ("Wilson III"), whose name on Exhibit A is under the heading "Three-Year Lock-Up," may transfer Shares or Units to members of such Investor's immediate family, or trusts or other entities solely or primarily for the benefit of members of such Investor's immediate family, and pursuant to bona fide gifts to charitable institutions, PROVIDED THAT in the case of transfers to charitable institutions such Investor retains at least one-half of the Shares and Units received by such Investor at the Closing of the transactions contemplated by the Contribution Agreement; PROVIDED, HOWEVER, that in the case of any transfer of Shares or Units pursuant to clause (A), the pledgee shall be an "accredited investor" within the meaning of Rule 501(a) of Regulation D under the Securities Act. In the event any Investor shall Dispose of Shares or Units pursuant to this Section 4(a), such Shares or Units shall remain subject to this Agreement and, as a condition of the validity of such disposition, any pledgee who acquires Shares or Units upon foreclosure or any transferee thereof shall be required to execute and deliver its written agreement to the lock-up provisions of this Section 4.

        (b) LEGENDS. Except as provided in Section 4(d), each certificate representing the Shares issued to the Investors or transferred to a subsequent Holder pursuant to the terms hereof shall include, in addition to the legends relating to provisions of the Company's articles of incorporation, legends in substantially the following form, PROVIDED that the first such legend shall not be required if such transfer is being made in connection with a sale that is (i) pursuant to a Public Offering or (ii) exempt from registration pursuant to Rule 144 under the Securities Act or if the opinion of counsel referred to in Section 4(c) is to the further effect that such legend is not required in order to ensure compliance with the Securities Act; PROVIDED FURTHER, that the second such legend shall not be required after the expiration of the Lock-up Period:

       THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN
       REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE
       SECURITIES ACT AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM.

       SUCH SHARES MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN THE REGISTRATION RIGHTS AND LOCK-UP
       AGREEMENT DATED AS OF       , 1998, AMONG THE ISSUER AND THE OTHER
       PARTIES NAMED THEREIN, A COMPLETE AND CORRECT COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE ISSUER AND WILL BE FURNISHED TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE.

        (c) NOTICE OF TRANSFER. Prior to any proposed assignment, transfer or sale of any Shares, the Holder of such Shares shall give written notice to the Company of Holder's intention to effect such assignment, transfer or sale, which notice shall set forth the date of such proposed assignment, transfer or sale. Holder shall also furnish to the Company a written agreement by the transferee that it is taking and holding the same subject to the terms and conditions specified in this Agreement and, except in transfers pursuant to a Public Offering or under Rule 144 under the Securities Act, a written opinion of Holder's counsel, in form reasonably satisfactory to the Company, to the effect that the proposed transfer may be effected without registration under the Securities Act.

        (d) TERMINATION OF RESTRICTIONS. The restrictions set forth in Section 4(c) shall terminate and cease to be effective with respect to any of the Shares or Units (i) upon the sale of any Shares or Units by a Holder which has been registered under the Securities Act or is made pursuant to Rule 144 under the Securities Act or (ii) upon receipt by the Company of an opinion of counsel, which counsel and which opinion are reasonably satisfactory to the Company, to the effect that compliance with such restrictions is not necessary in order to comply with the Securities Act with respect to the sale of the Shares or Units. The restrictions with respect to a Holder set forth in Section 4(a) and 4(e) shall terminate upon the end of the Lock-up Period. Whenever the restrictions in Sections 4(a), 4(c) or 4 (e) as applicable shall terminate, the Holder of Shares or Units shall be entitled to receive from the Company, without expense (other than transfer taxes, if any), certificates for Shares and Units not bearing the respective legends set forth in Section 4(b).

        (e) SPECIAL LOCK-UP PROVISIONS.

            (i) For the Investors identified under the heading "Two-Year Lock-Up" on Exhibit A, the Lock-up Period shall run from the date hereof until the earlier of (w) two years from the Closing Date or (x) a Change in Control or (y) the death or permanent disability of the natural person so identified or (z) the involuntary termination, without cause, of such person's employment with the Company or the Operating Partnership, PROVIDED THAT up to 20% of the Shares and 20% of the Units originally issued to such Investors on the Closing Date may be Disposed of by such Investor after 18 months following the Closing Date.

            (ii) In the case of Wilson III, identified under the heading "Three-Year Lock-Up" on Exhibit A, the Lock-up Period shall run from the date hereof until the earlier of (w) three years from the Closing Date or
       (x) a Change in Control or (y) the death or permanent disability of Wilson III or (z) the involuntary termination of Wilson III as Chairman of Board of the Company or his involuntary termination, without cause, by the Company under any employment agreement he may have with the Company, provided that up to 20% of the Shares and 20% of the Units originally issued to Wilson III on the Closing Date may be Disposed of by Wilson III after two years following the Closing Date.

        (f) Each Holder, while holding its Shares during the Lock-Up Period applicable to that Holder and for so long thereafter as it holds its Shares, agrees, severally and not jointly, that:

            (i) During the period that PGGM and DIHC and their respective Affiliates own in the aggregate 5% or more of the issued and outstanding shares of Common Stock (the "5% Period") it shall vote (or provide written consent with respect to) all shares of Common Stock over which it exercises voting authority in favor of the persons nominated as PGGM Directors (as defined in the Amended and Restated Bylaws of the Company in the form attached hereto as Exhibit C (the "Amended Bylaws") pursuant to Section 3.03(b) of the Amended Bylaws and approved by the Board Affairs Committee as set forth in Section 3.03(d) of the Amended Bylaws;

            (ii) During the 5% Period it shall use commercially reasonable efforts to cause the Wilson Directors (as defined in the Amended Bylaws), in considering the nominees proposed by PGGM for inclusion in the Board's list of nominees for election as director to approve in all cases any person who is an employee, officer or director of PGGM or DIHC, and in considering other persons nominated as PGGM Directors, not to unreasonably withhold their approval;

           (iii) Holders agree that from the date of adoption of the Amended Bylaws (A) until the end of the PGGM Period (as defined in the Amended Bylaws) they will not vote to repeal or amend the Amended Bylaws where such amendment or repeal is governed by Section 10.01(c)(i) of such Amended Bylaws unless such amendment is approved by the PGGM Directors, and (B) until the end of the 5% Period they will not vote to repeal or amend the Amended Bylaws where such amendment or repeal is governed by
       Section 10.01(c)(ii) of such Amended Bylaws unless such amendment is approved by the PGGM Directors.

            (iv) PGGM is an intended third party beneficiary of the provisions of this Section 4(f) and shall have the rights of such an intended beneficiary to enforce these provisions.

    5. AMENDMENTS AND WAIVERS. This Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the Registration Representative or Holders of a majority of the Shares (and, in the case of any amendment, action or omission to act which materially adversely affects only a specific Holder of Shares or a specific group of Holders of Shares and not Holders generally, the written consent of either (i) the Registration Representative or (ii) each such Holder or Holders of a majority of the Shares held by such group). Each Holder of any Shares at the time shall be bound by any consent authorized by this Section 5.

    6.  POWERS OF REGISTRATION REPRESENTATIVE; EXCULPATION.

        (a) POWERS. Unless and until a Holder indicates otherwise in writing to the Company and the Registration Representative, all rights and powers which could be exercised by a Holder under this Agreement may be exercised by the Registration Representative on behalf of such Holder.

        (b) EXCULPATION. Neither the Registration Representative nor any of its agents or employees shall be personally liable for any action taken or omitted to be taken by them as Registration Representative under or in connection with this Agreement except for their own gross negligence or willful misconduct. Without limiting the foregoing, the Registration
    Representative: (i) may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith with the advice of such counsel, accountants or experts; (ii) makes no warranty or representation to the Holders and shall not be responsible to the Holders for any statements, warranties or representations made in or in connection with this Agreement;
    (iii) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement on the part of the Company or the Operating Partnership; (iv) shall not be responsible to any Holders for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, or any other instrument or document furnished pursuant hereto; and (v) shall incur no liability under or in respect of this Agreement by acting upon any notice (including notice by telephone), consent, certificate or other instrument or writing (which may be by facsimile) believed by the Registration Representative to be genuine and signed or sent by the proper party or parties. By executing their Consents pursuant to the Contribution Agreement, Participating Investors shall be deemed severally, but not jointly, to have agreed to defend, indemnify, and hold the Registration Representative harmless, ratably in accordance with their Consideration, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Registration Representative in any way relating to or arising out of this Agreement or any action taken or omitted by the Registration Representative under this Agreement; PROVIDED that no Participating Investor shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements (A) resulting from the Registration Representative's gross negligence or willful misconduct; or (B) relating to any period during which the Registration Representative was not acting as the representative hereunder of such Participating Investor. Without limitation of the foregoing, the Registration Representative may reimburse itself for any amount indemnified hereunder out of any funds, Shares, Units or Consideration otherwise distributable to the Holders.

    7. NOMINEES FOR BENEFICIAL OWNERS. In the event that any Shares are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election, be treated as the Holder of such Shares for purposes of any request or other action by any Holder or Holders of Shares pursuant to this Agreement or any determination of any number or percentage of Shares held by any Holder or Holders of Shares contemplated by this Agreement. If the beneficial owner of any Shares so elects to be treated as the Holder, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Shares.

    8. ASSIGNMENT. After the termination of the Lock-up Period, any of the rights originally granted to the Investors by the Company under this Agreement may be transferred or assigned by an original Investor or subsequent Holder to a transferee or assignee who after such transfer or assignment will hold not less than one per cent (1%) of the Shares or a combination of Shares and Units which when converted into Shares would cause such transferee or assignee to hold not less than such percentage of Shares (as presently constituted and subject to subsequent adjustments for stock splits, stock dividends, reverse stock splits, and the like), (PROVIDED THAT the Company is given written notice at the time of or within a reasonable time after said transfer or assignment, stating the name and address of the transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, and, provided further, that the transferee or assignee of such rights assumes in writing the obligations of such Holder under this Agreement. Any such transferee shall have all the rights of an original Investor hereunder, regardless of when the transfer to such transferee is effected and the transferor shall also retain all its rights hereunder to the extent of the Shares or Units it retains.

    9. MISCELLANEOUS. This Agreement constitutes the sole understanding of the parties hereto with respect to the subject matter hereof; provided, however, that this provision is not intended to abrogate any other written agreement between or among the parties executed with or after this Agreement or any written agreement pertaining to another subject matter. No amendment of this Agreement shall be binding unless made in writing and duly executed by the parties hereto or, in the case of the Investors, by the Registration Representative. This Agreement shall be construed in accordance with and governed by the laws of the State of California without regard to conflict of laws principles thereof. No provision of this Agreement shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority or by any board of arbitrators by reason of such party or its counsel having or being deemed to have structured or drafted such provision. Unless otherwise expressly provided herein, all references in this Agreement to Section(s) shall refer to the Section(s) of this Agreement. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning of this Agreement. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

    10. NOTICES. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by courier service, by cable, by telecopy, by telegram, by telex or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section
10):

    (a) if to the Company:

        126 East 56th Street
       New York, NY 10022
       Telecopy: (212) 605-7199
       Attention: Mr. John S. Moody

    with a copy to:

        King & Spalding
       191 Peachtree Street, NE
       Atlanta, GA 30303
       Telecopy: (404) 572-5100
       Attention: William B. Fryer, Esq.

    (b) if to the Investors:

        WW Holdings, LLC
       2929 Campus Drive, Suite 450
       San Mateo, CA 94403
       Telecopy: (650) 345-8264
       Attention: General Counsel

    with a copy to:

        Farella Braun & Martel LLP
       235 Montgomery Street, Suite 3000
       San Francisco, CA 94104
       Telecopy: (415) 954-4480
       Attention: Jeffrey P. Newman, Esq.

    IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered as of the date first above written.

                                "COMPANY"

                                CORNERSTONE PROPERTIES INC.,
                                a Nevada corporation

                                By:  -----------------------------------------
                                     Name:
                                     -----------------------------------------
                                     Title:
                                     -----------------------------------------

                                By:  -----------------------------------------
                                     Name:
                                     -----------------------------------------
                                     Title:
                                     -----------------------------------------

                                "INVESTORS"

                                ---------------------------------------------

                                ---------------------------------------------

                                ---------------------------------------------

                                ---------------------------------------------

                                                                    EXHIBIT C TO
                                     REGISTRATION RIGHTS AND LOCK-UP AGREEMENT

                          AMENDED AND RESTATED BYLAWS
                                       OF
                          CORNERSTONE PROPERTIES INC.

                                   ARTICLE I

                                    OFFICES

        SECTION 1.01. REGISTERED OFFICE. The registered office of Cornerstone Properties Inc. (the "Corporation") in the State of Nevada shall be at the principal office of The Corporation Trust Company of Nevada in the City of Reno, County of Washoe, and the registered agent in charge thereof shall be
                 .

        SECTION 1.02. OTHER OFFICES. The Corporation may also have an office or offices at any other place or places within or without the State of Nevada as the Board of Directors of the Corporation (the "BOARD") may from time to time determine or the business of the Corporation may from time to time require.

                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

        SECTION 2.01. ANNUAL MEETINGS. The annual meeting of stockholders of the Corporation for the election of directors of the Corporation ("DIRECTORS"), and for the transaction of such other business as may properly come before such meeting, shall be held at such place, date and time as shall be fixed by the Board and designated in the notice or waiver of notice of such annual meeting; PROVIDED, HOWEVER, that no annual meeting of stockholders need be held if all actions, including the election of Directors, required by the General Corporation Law of the State of Nevada (the "GENERAL CORPORATION LAW") to be taken at such annual meeting are taken by written consent in lieu of meeting pursuant to Section 2.09 hereof.

        SECTION 2.02. SPECIAL MEETINGS. Special meetings of stockholders for any purpose or purposes may be called by the Board or the Chairman of the Board, the President or the Secretary of the Corporation or by the recordholders of at least a majority of the shares of common stock of the Corporation issued and outstanding ("SHARES") and entitled to vote thereat, to be held at such place, date and time as shall be designated in the notice or waiver of notice thereof.

        SECTION 2.03. NOTICE OF MEETINGS. (a) Except as otherwise provided by law, written notice of each annual or special meeting of stockholders stating the purpose, place, date and time of such meeting shall be given personally or by first-class mail to each recordholder of Shares (a "STOCKHOLDER") entitled to vote thereat, not less than 10 nor more than 60 days before the date of such meeting. If mailed, such notice shall be deemed to be given when deposited in the mail, postage prepaid, directed to the Stockholder at such Stockholder's address as it appears on the records of the Corporation. If, prior to the time of mailing, the Secretary of the Corporation (the "SECRETARY") shall have received from any Stockholder a written request that notices intended for such Stockholder are to be mailed to some address other than the address that appears on the records of the Corporation, notices intended for such Stockholder shall be mailed to the address designated in such request.

    (b) Notice of a special meeting of Stockholders may be given by the person or persons calling the meeting, or, upon the written request of such person or persons, such notice shall be given by the Secretary on behalf of such person or persons. If the person or persons calling a special meeting of Stockholders give notice thereof, such person or persons shall deliver a copy of such notice to the Secretary. Each request to the Secretary for the giving of notice of a special meeting of Stockholders shall state the purpose or purposes of such meeting.

        SECTION 2.04. WAIVER OF NOTICE. Notice of any annual or special meeting of Stockholders need not be given to any Stockholder who files a written waiver of notice with the Secretary, signed by the person entitled to notice, whether before or after such meeting. Neither the business to be transacted at, nor the purpose of, any meeting of Stockholders need be specified in any written waiver of notice thereof. Attendance of a Stockholder at a meeting, in person or by proxy, shall constitute a waiver of notice of such meeting, except when such Stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the grounds that the notice of such meeting was inadequate or improperly given.

        SECTION 2.05. ADJOURNMENTS. Whenever a meeting of Stockholders, annual or special, is adjourned to another date, time or place, notice need not be given of the adjourned meeting if the date, time and place thereof are announced at the meeting at which the adjournment is taken. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each Stockholder entitled to vote thereat. At the adjourned meeting, any business may be transacted which might have been transacted at the original meeting.

        SECTION 2.06. QUORUM. Except as otherwise provided by law or the Articles of Incorporation of the Corporation (the "ARTICLES OF INCORPORATION"), the recordholders of 20% of the Shares entitled to vote thereat, present in person or by proxy, shall constitute a quorum for the transaction of business at all meetings of Stockholders, whether annual or special. If, however, such quorum shall not be present in person or by proxy at any meeting of Stockholders, the Stockholders entitled to vote thereat may adjourn the meeting from time to time in accordance with Section 2.05 hereof until a quorum shall be present in person or by proxy.

        SECTION 2.07. VOTING. Each Stockholder shall be entitled to one vote for each Share held of record by such Stockholder. Except as otherwise provided by law or the Articles of Incorporation, when a quorum is present at any meeting of Stockholders, the vote of the recordholders of a majority of the Shares constituting such quorum shall decide any question brought before such meeting.

        SECTION 2.08. PROXIES. Each Stockholder entitled to vote at a meeting of Stockholders or to express, in writing, consent to or dissent from any action of Stockholders without a meeting may authorize another person or persons to act for such Stockholder by proxy. Such proxy shall be filed with the Secretary before such meeting of Stockholders or such action of Stockholders without a meeting, at such time as the Board may require. No proxy shall be voted or acted upon more than six months from its date, unless the proxy provides for a longer period, which may not exceed seven years.

        SECTION 2.09. STOCKHOLDERS' CONSENT IN LIEU OF MEETING. Any action required by the General Corporation Law to be taken at any annual or special meeting of Stockholders, and any action which may be taken at any annual or special meeting of Stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the recordholders of a majority of the Shares, except that if a different number of votes is required to authorize or take such action at a meeting, then that proportion of written consents is required.

                                  ARTICLE III

                               BOARD OF DIRECTORS

        SECTION 3.01. GENERAL POWERS. The business and affairs of the Corporation shall be managed by the Board, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law, the Articles of Incorporation or these Bylaws directed or required to be exercised or done by Stockholders.

        SECTION 3.02. NUMBER AND TERM OF OFFICE. The number of Directors shall be not less than three nor more than eighteen. As of the date of the adoption of these Bylaws, the number of Directors constituting the Board shall be fourteen. The number of Directors constituting the Board may be increased or decreased by a resolution adopted by a majority of the entire Board; provided, however, that during the "Wilson Period" (as defined herein) and during the "PGGM Period" (as defined herein), such resolution shall also have been adopted by a unanimous vote of the Board Affairs Committee of the Board. Directors need not be Stockholders. Directors shall be elected at the annual meeting of Stockholders or, if, in accordance with Section 2.01 hereof, no such annual meeting is held, by written consent in lieu of meeting pursuant to Section 2.09 hereof, and each Director shall hold office until his successor is elected and qualified, or until his earlier death or resignation or removal in the manner hereinafter provided. The "WILSON PERIOD" shall mean the period from the date of adoption of these Bylaws until and including the third anniversary of that date. "PGGM" shall mean Stichting Pensioenfonds Voor de Gezondheid, Geestelijke en Maatschappelijke Belangen. "DIHC" shall mean Dutch Institutional Holding Company, Inc., a Delaware corporation. "AFFILIATE" shall mean, with respect to any specified individual, partnership, firm, corporation, trust, association, unincorporated organization or other entity, as well as any syndicate or group that would be deemed to be a person under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended ("PERSON"), any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified Person. The "PGGM PERIOD" shall mean the period that ends on the earlier of (i) the date on which PGGM and DIHC and their respective Affiliates own in the aggregate less than 25% of the Shares or
(ii) October 31, 2002.

        SECTION 3.03.  MEMBERS OF THE BOARD.  (a) Subject to the provisions of
Section 3.09 hereof, during the Wilson Period the Board shall nominate for election to the Board at any special or annual meeting of stockholders at which directors are being elected (or in connection with a written consent in lieu of a meeting pursuant to which directors are proposed to be elected), or appointed in accordance with Section 3.07 of these Bylaws, William Wilson III ("WILSON III") and two other individuals designated by Wilson III from time to time (together with Wilson III, collectively, the "WILSON DIRECTORS") provided that at least one Wilson Director must satisfy the criteria for independent directors described in the New York Stock Exchange, Inc. Listed Company Manual and (ii) satisfy the criteria for non-employee directors described in Rule 16b-3(b)(3)(i) promulgated under the Securities Exchange Act of 1934, as amended (each Director satisfying such criteria hereinafter referred to as "INDEPENDENT"), and further provided that upon the death or incapacity of Wilson III, his designee, who shall initially be Patricia W. Wilson, or such other person as is designated from time to time by Wilson III (the "WILSON DESIGNEE"), shall have the right to designate an individual to be nominated by the Board to replace Wilson III as a Director, which individual shall have the right to designate the other individuals to be nominated as Wilson Directors. In the event that the Wilson Designee is not able, for whatever reason, to designate an individual to be nominated to replace Wilson III as a Director, that designation shall be made by the remaining Wilson Directors acting unanimously.

    (b) So long as PGGM and DIHC and their respective Affiliates own in the aggregate 5% or more of the issued and outstanding Shares, the Board shall nominate for election to the Board at any special or annual meeting of Stockholders at which Directors are being elected (or in connection with a written consent in lieu of a meeting pursuant to which Directors are proposed to be elected), or appointed in accordance with Section 3.07 of these Bylaws, two individuals designated by PGGM ("PGGM DIRECTORS").

    (c) During the PGGM Period, no nominee for election as a Director of the Corporation shall be a person affiliated with PGGM or DIHC or any of their respective Affiliates, other than two PGGM Directors.

    (d) Until both the Wilson Period and the PGGM Period have expired, all nominees for election as Directors of the Corporation by the Board (other than PGGM Directors who are employees, officers or directors of PGGM or DIHC, Wilson III and Incumbent Directors (defined below)) must be approved by the unanimous vote of the members of the Board Affairs Committee. "INCUMBENT DIRECTOR" shall mean (i) all of the individuals constituting the Board of Directors of the Corporation on the date hereof, (ii) all individuals hereafter designated as nominees to the Board by the New York State Teachers' Retirement System pursuant to a letter agreement dated November 22, 1996, (iii) all individuals hereafter designated as nominees to the Board by Hexalon Real Estate, Inc. pursuant to a letter agreement dated November 7, 1996, and (iv) one individual at any time hereafter designated as a nominee to the Board by Deutsche Bank AG.

        SECTION 3.04. THE CHAIRMAN OF THE BOARD. The Board may select a Chairman of the Board of the Corporation (the "CHAIRMAN") who shall have the power to call special meetings of Stockholders, to call special meetings of the Board and, if present, to preside at all meetings of Stockholders and all meetings of the Board. The Chairman shall perform all duties incident to the office of Chairman of the Board and all such other duties as may from time to time be assigned to him by the Board or these Bylaws. The provisions of Section
4.03 hereof shall apply to the Chairman. Notwithstanding the foregoing, during the Wilson Period, Wilson III shall be the Chairman, provided, however that a majority of the Board may remove Wilson III as Chairman if (i) Wilson III is convicted of, pleads guilty to or confesses to any felony or any act of fraud, misappropriation or embezzlement or (ii) a majority of the members of the Board Affairs Committee determines that Wilson III has engaged in a fraudulent or dishonest act or has been grossly negligent in carrying out his duties as a Director or Chairman of the Board, in each case to the material damage or prejudice of the Corporation or an Affiliate of the Corporation, or in conduct or activities materially damaging to the property, business or reputation of the Corporation or an Affiliate of the Corporation.

        SECTION 3.05. RESIGNATION. Any Director may resign at any time by giving written notice to the Board, the Chairman or the Secretary. Such resignation shall take effect at the time specified in such notice or, if the time be not specified, upon receipt thereof by the Board, the Chairman or the Secretary, as the case may be. Unless otherwise specified therein, acceptance of such resignation shall not be necessary to make it effective.

        SECTION 3.06. REMOVAL. Any or all of the Directors may be removed, with or without cause, at any time by vote of the recordholders of two-thirds of the Shares then entitled to vote at an election of Directors, or by written consent of the recordholders of Shares pursuant to Section 2.09 hereof.

        SECTION 3.07. VACANCIES. Vacancies occurring on the Board for any reason, including, without limitation, vacancies occurring as a result of the creation of new directorships that increase the number of Directors or removal in accordance with Section 3.06 of these Bylaws, may be filled by vote of the recordholders of a majority of the Shares then entitled to vote at an election of Directors, or by written consent of such recordholders pursuant to Section
2.09 hereof or by vote of the Board or by written consent of the Directors pursuant to Section 3.10 hereof. If the number of Directors then in office is less than a quorum, such vacancies may be filled by vote of a majority of the Directors then in office or by written consent of all such Directors pursuant to
Section 3.10 hereof. If a vacancy of the Board is caused by the vacancy of a Wilson Director during the Wilson Period or a PGGM Director during the period in which PGGM shall have the right to designate two nominees for Director pursuant to Section 3.03(b) of these Bylaws, the Board shall fill such vacancy by appointing another Wilson Director or PGGM Director, as the case may be. Unless earlier removed pursuant to Section 3.06 hereof, each Director chosen in accordance with this Section 3.07 shall hold office until the next annual election of Directors by the Stockholders and until his successor shall be elected and qualified.

        SECTION 3.08. MEETINGS. (a) ANNUAL MEETINGS. As soon as practicable after each annual election of Directors by the Stockholders, the Board shall meet for the purpose of organization and the transaction of other business, unless it shall have transacted all such business by written consent pursuant to
Section 3.10 hereof.

    (b) OTHER MEETINGS. Other meetings of the Board shall be held at such times as the Chairman, the President, the Secretary or a majority of the Board shall from time to time determine.

    (c) NOTICE OF MEETINGS. The Secretary shall give written notice to each Director of each meeting of the Board, which notice shall state the place, date, time and purpose of such meeting. Notice of each such meeting shall be given to each Director, if by mail, addressed to him at his residence or usual place of business, at least two days before the day on which such meeting is to be held, or shall be sent to him at such place by telecopy, telegraph, cable, or other form of recorded communication, or be delivered personally or by telephone not later than the day before the day on which such meeting is to be held. A written waiver of notice, signed by the Director entitled to notice, whether before or after the time of the meeting referred to in such waiver, shall be deemed equivalent to notice. Neither the business to be transacted at, nor the purpose of any meeting of the Board need be specified in any written waiver of notice thereof. Attendance of a Director at a meeting of the Board shall constitute a waiver of notice of such meeting, except as provided by law.

    (d) PLACE OF MEETINGS. The Board may hold its meetings at such place or places within or without the State of Nevada as the Board or the Chairman may from time to time determine, or as shall be designated in the respective notices or waivers of notice of such meetings.

    (e) QUORUM AND MANNER OF ACTING. A majority of the total number of Directors then in office shall be present in person at any meeting of the Board in order to constitute a quorum for the transaction of business at such meeting, and the vote of a majority of those Directors present at any such meeting at which a quorum is present shall be necessary for the passage of any resolution or act of the Board, except as otherwise expressly required by law, the Articles of Incorporation or these Bylaws. In the absence of a quorum for any such meeting, a majority of the Directors present thereat may adjourn such meeting from time to time until a quorum shall be present.

    (f) ORGANIZATION. At each meeting of the Board, one of the following shall act as chairman of the meeting and preside, in the following order of precedence:

            (i) the Chairman;

            (ii) the President;

           (iii) any Director chosen by a majority of the Directors present.

    The Secretary or, in the case of his absence, any person (who shall be an Assistant Secretary, if an Assistant Secretary is present) whom the chairman of the meeting shall appoint shall act as secretary of such meeting and keep the minutes thereof.

        SECTION 3.09. COMMITTEES OF THE BOARD. (a) Subject to the other provisions of this Section 3.09, the Board may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more Directors. The Board may designate one or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another Director to act at the meeting in the place of any such absent or disqualified member. Any committee of the Board, to the extent provided in the resolution of the Board designating such committee, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it. Each committee of the Board shall keep regular minutes of its proceedings and report the same to the Board when so requested by the Board.

    (b) During the PGGM Period, the members of each committee of the Board, except the Audit and Compensation Committees, shall include at least one PGGM Director (if any are members of the Board).

    (c) During the Wilson Period, the members of each committee of the Board shall include one Wilson Director (if any are members of the Board), provided that any Wilson Director appointed to serve on the Board's Audit or Compensation Committees shall be Independent.

    (d) While Wilson III is a Director, he shall be the Wilson Director that is a member of the Board Affairs Committee during the Wilson Period.

    (e) By resolution dated December 6, 1996, the Board established the Board Affairs Committee. The duties and responsibilities of the Board Affairs Committee, as set forth in such resolution, shall not be amended without the approval of a majority of the members of the entire Board; provided that until the expiration of the PGGM Period and the Wilson Period, such amendment must also be approved by the unanimous vote of the members of the Board Affairs Committee.

    (f) Notwithstanding any other provision of this Section 3.09, during the PGGM Period, no fewer than half of the members of the Investment Committee shall be individuals that are not employees of the Corporation.

        SECTION 3.10. DIRECTORS' CONSENT IN LIEU OF MEETING. Any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by all the members of the Board or such committee and such consent is filed with the minutes of the proceedings of the Board or such committee.

    SECTION 3.11. ACTION BY MEANS OF TELEPHONE OR SIMILAR COMMUNICATIONS EQUIPMENT. Any one or more members of the Board, or of any committee thereof, may participate in a meeting of the Board or such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.

        SECTION 3.12. COMPENSATION. Unless otherwise restricted by the Articles of Incorporation, the Board may determine the compensation of Directors. In addition, as determined by the Board, Directors may be reimbursed by the Corporation for their expenses, if any, in the performance of their duties as Directors. No such compensation or reimbursement shall preclude any Director from serving the Corporation in any other capacity and receiving compensation therefor.

                                   ARTICLE IV

                                    OFFICERS

        SECTION 4.01. OFFICERS. The officers of the Corporation shall be the President, the Secretary and a Treasurer and may include one or more Vice Presidents (one or more of whom may be designated an Executive Vice President and one or more of whom may be designated a Senior Vice President) and one or more Assistant Secretaries and one or more Assistant Treasurers. Any two or more offices may be held by the same person.

        SECTION 4.02. AUTHORITY AND DUTIES. All officers shall have such authority and perform such duties in the management of the Corporation as may be provided in these Bylaws or, to the extent not so provided, by resolution of the Board.

        SECTION 4.03. TERM OF OFFICE, RESIGNATION AND REMOVAL. (a) Each officer shall be appointed by the Board and shall hold office for such term as may be determined by the Board. Each officer shall hold office until his successor has been appointed and qualified or his earlier death or resignation or removal in the manner hereinafter provided.

    (b) Any officer may resign at any time by giving written notice to the Board, the Chairman, the President or the Secretary. Such resignation shall take effect at the time specified in such notice or, if the time be not specified, upon receipt thereof by the Board, the Chairman, the President or the Secretary, as the case may be. Unless otherwise specified therein, acceptance of such resignation shall not be necessary to make it effective.

    (c) All officers and agents appointed by the Board shall be subject to removal, with or without cause, at any time by the Board or by the action of the recordholders of a majority of the Shares entitled to vote thereon.

        SECTION 4.04. VACANCIES. Any vacancy occurring in any office of the Corporation, for any reason, shall be filled by action of the Board. Unless earlier removed pursuant to Section 4.03 hereof, any officer appointed by the Board to fill any such vacancy shall serve only until such time as the unexpired term of his predecessor expires unless reappointed by the Board.

    SECTION 4.05. THE PRESIDENT. The President shall be the chief executive officer of the Corporation and shall have general and active management and control of the business and affairs of the Corporation, subject to the control of the Board, and shall see that all orders and resolutions of the Board are carried into effect. The President shall perform all duties incident to the office of President and all such other duties as may from time to time be assigned to him by the Board or these Bylaws.

        SECTION 4.06. VICE PRESIDENTS. Vice Presidents, if any, in order of their seniority or in any other order determined by the Board, shall generally assist the President and perform such other duties as the Board or the President shall prescribe, and in the absence or disability of the President, shall perform the duties and exercise the powers of the President.

        SECTION 4.07. THE SECRETARY. The Secretary shall, to the extent practicable, attend all meetings of the Board and all meetings of Stockholders and shall record all votes and the minutes of all proceedings in a book to be kept for that purpose, and shall perform the same duties for any committee of the Board when so requested by such committee. He shall give or cause to be given notice of all meetings of Stockholders and of the Board, shall perform such other duties as may be prescribed by the Board or the President and shall act under the supervision of the President. He shall keep in safe custody the seal of the Corporation and affix the same to any instrument that requires that the seal be affixed to it and which shall have been duly authorized for signature in the name of the Corporation and, when so affixed, the seal shall be attested by his signature or by the signature of the Treasurer of the Corporation or an Assistant Secretary or Assistant Treasurer of the Corporation. He shall keep in safe custody the certificate books and stockholder records and such other books and records of the Corporation as the Board or the President may direct and shall perform all other duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the Board or the President.

        SECTION 4.08. ASSISTANT SECRETARIES. Assistant Secretaries of the Corporation, if any, in order of their seniority or in any other order determined by the Board, shall generally assist the Secretary and perform such other duties as the Board or the Secretary shall prescribe, and, in the absence or disability of the Secretary, shall perform the duties and exercise the powers of the Secretary.

        SECTION 4.09. THE TREASURER. The Treasurer shall have the care and custody of all the funds of the Corporation and shall deposit such funds in such banks or other depositories as the Board, or any officer or officers, or any officer and agent jointly, duly authorized by the Board, shall, from time to time, direct or approve. He shall disburse the funds of the Corporation under the direction of the Board and the President. He shall keep a full and accurate account of all moneys received and paid on account of the Corporation and shall render a statement of his accounts whenever the Board or the President shall so request. He shall perform all other necessary actions and duties in connection with the administration of the financial affairs of the Corporation and shall generally perform all the duties usually appertaining to the office of Treasurer. When required by the Board, he shall give bonds for the faithful discharge of his duties in such sums and with such sureties as the Board shall approve.

        SECTION 4.10. ASSISTANT TREASURERS. Assistant Treasurers of the Corporation, if any, in order of their seniority or in any other order determined by the Board, shall generally assist the Treasurer and perform such other duties as the Board or the Treasurer shall prescribe, and, in the absence or disability of the Treasurer, shall perform the duties and exercise the powers of the Treasurer.

        SECTION 4.11. THE CONTROLLER. The Controller shall keep complete and accurate books of account relating to the business of the Corporation, including records of all assets, liabilities, commitments, receipts, disbursements and other financial transactions of the Corporation and its subsidiaries. He shall render a statement of the Corporation's financial condition whenever required to do so by the Board or the President and shall generally perform all the duties usually appertaining to the office of Controller.

                                   ARTICLE V

                       CHECKS, DRAFTS, NOTES, AND PROXIES

        SECTION 5.01. CHECKS, DRAFTS AND NOTES. All checks, drafts and other orders for the payment of money, notes and other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or officers, agent or agents of the Corporation and in such manner as shall be determined, from time to time, by resolution of the Board.

        SECTION 5.02. EXECUTION OF PROXIES. The President, or, in his absence, any Vice President, may authorize, from time to time, the execution and issuance of proxies to vote shares of stock or other securities of other corporations held of record by the Corporation and the execution of consents to action taken or to be taken by any such corporation. All such proxies and consents, unless otherwise authorized by the Board, shall be signed in the name of the Corporation by the President or any Vice President.

                                   ARTICLE VI

                         SHARES AND TRANSFERS OF SHARES

        SECTION 6.01. CERTIFICATES EVIDENCING SHARES. Shares shall be evidenced by certificates in such form or forms as shall be approved by the Board or they may be uncertificated. Certificates shall be issued in consecutive order and shall be numbered in the order of their issue, and shall be signed by the President or any Vice President and by the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer. If such a certificate is manually signed by a transfer agent or registrar, any other signature on the certificate may be a facsimile. In the event any such officer who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to hold such office or to be employed by the Corporation before such certificate is delivered, such certificate may be issued and delivered by the Corporation with the same effect as if such officer had held such office on the date of delivery.

        SECTION 6.02. STOCK LEDGER. A stock ledger in one or more counterparts shall be kept by the Secretary, in which shall be recorded the name and address of each person, firm or corporation owning the Shares evidenced by each certificate evidencing Shares issued by the Corporation, the number of Shares evidenced by each such certificate, the date of issuance thereof and, in the case of cancellation, the date of cancellation. Except as otherwise expressly required by law, the person in whose name Shares stand on the stock ledger of the Corporation shall be deemed the owner and recordholder thereof for all purposes.

        SECTION 6.03. TRANSFERS OF SHARES. Registration of transfers of Shares shall be made only in the stock ledger of the Corporation upon request of the registered holder of such Shares, or of his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary, and upon the surrender of the certificate or certificates evidencing such Shares properly endorsed or accompanied by a stock power duly executed, together with such proof of the authenticity of signatures as the Corporation may reasonably require.

        SECTION 6.04. ADDRESSES OF STOCKHOLDERS. Each Stockholder shall designate to the Secretary an address at which notices of meetings and all other corporate notices may be served or mailed to such Stockholder, and, if any Stockholder shall fail to so designate such an address, corporate notices may be served upon such Stockholder by mail directed to the mailing address, if any, as the same appears in the stock ledger of the Corporation or at the last known mailing address of such Stockholder.

        SECTION 6.05. LOST, DESTROYED AND MUTILATED CERTIFICATES. Each recordholder of Shares shall promptly notify the Corporation of any loss, destruction or mutilation of any certificate or certificates evidencing any Share or Shares of which he is the recordholder. The Board may, in its discretion, cause the Corporation to issue a new certificate in place of any certificate theretofore issued by it and alleged to have been mutilated, lost, stolen or destroyed, upon the surrender of the mutilated certificate or, in the case of loss, theft or destruction of the certificate, upon satisfactory proof of such loss, theft or destruction, and the Board may, in its discretion, require the recordholder of the Shares evidenced by the lost, stolen or destroyed certificate or his legal representative to give the Corporation a bond sufficient to indemnify the Corporation against any claim made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

        SECTION 6.06. REGULATIONS. The Board may make such other rules and regulations as it may deem expedient, not inconsistent with these Bylaws, concerning the issue, transfer and registration of certificates evidencing Shares.

        SECTION 6.07.  FIXING DATE FOR DETERMINATION OF STOCKHOLDERS OF
RECORD. In order that the Corporation may determine the Stockholders entitled to notice of or to vote at any meeting of Stockholders or any adjournment thereof, or to express consent to, or to dissent from, corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix, in advance, a record date, which shall not be more than 60 nor less than 10 days before the date of such meeting, nor more than 60 days prior to any other such action. A determination of the Stockholders entitled to notice of or to vote at a meeting of Stockholders shall apply to any adjournment of such meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

                                  ARTICLE VII

                                      SEAL

        SECTION 7.01. SEAL. The Board may approve and adopt a corporate seal, which shall be in the form of a circle and shall bear the full name of the Corporation, the year of its incorporation and the words "Corporate Seal Nevada".

                                  ARTICLE VIII

                                  FISCAL YEAR

        SECTION 8.01. FISCAL YEAR. The fiscal year of the Corporation shall end on the thirty-first day of December of each year unless changed by resolution of the Board.

                                   ARTICLE IX

                         INDEMNIFICATION AND INSURANCE

        SECTION 9.01. INDEMNIFICATION. (a) The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

    (b) The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including amounts paid in settlement and attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the Corporation or for amounts paid in settlement to the Corporation, unless and only to the extent that the court in which such action or suit was brought or other court of competent jurisdiction shall determine upon application that, in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses or amounts as the court shall deem proper.

    (c) To the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 9.01(a) and (b) of these Bylaws, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

    (d) Any indemnification under Section 9.01(a) and (b) of these Bylaws (unless ordered by a court or advanced pursuant to Section 9.01(e)) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances. Such determination shall be made (i) by the Board by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iii) by the Stockholders of the Corporation.

    (e) Expenses (including attorneys' fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the Corporation as they are incurred and in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the Corporation pursuant to this Article IX. Such expenses (including attorneys' fees) incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Board deems appropriate.

    (f) The indemnification and advancement of expenses provided by, or granted pursuant to, this Article IX shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may lawfully be entitled under any law, bylaw, agreement, vote of Stockholders or disinterested directors or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

    (g) For purposes of this Article IX, references to "the Corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article IX with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

    (h) For purposes of this Article IX, references to "other enterprise" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves service by, such director, officer, employee or agent with respect to any employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Article IX.

    (i) The indemnification and advancement of expenses provided by, or granted pursuant to, this Article IX shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

        SECTION 9.02. INSURANCE FOR INDEMNIFICATION. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against him and liability and expenses incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of Section 751 of the General Corporation Law.

                                   ARTICLE X

                                   AMENDMENTS

        SECTION 10.01. AMENDMENTS. (a) Any Bylaw may be adopted, amended or repealed by the vote of the recordholders of a majority of the Shares then entitled to vote at an election of Directors or by written consent of Stockholders pursuant to Section 2.09 hereof, or by vote of the Board or by written consent of Directors pursuant to Section 3.10 hereof.

    (b) Notwithstanding the provisions of Subsection 10.01(a), during the Wilson Period, any amendment by the Board of this Subsection 10.01(b) or of Sections 3.02, 3.03, 3.04, 3.07 or 3.09, shall require the affirmative vote a majority of the members of the entire Board and the unanimous approval of the members of the Board Affairs Committee.

    (c) Notwithstanding the provisions of Subsection 10.01(a): (i) during the PGGM Period, any amend-ment by the Board of this Subsection 10.01(c)(i) or of Sections 3.02, 3.03, 3.07 or 3.09, shall require the affirmative vote a majority of the members of the entire Board and the unanimous approval of the members of the Board Affairs Committee, and (ii) so long as PGGM and DIHC and their respective Affiliates own in the aggregate 5% or more of the issued and outstanding Shares, any amendment by the Board of Subsection 3.03(b) hereof and this Subsection 10.01(c), shall require the affirmative vote of a majority of the members of the entire Board and the unanimous approval of the members of the Board Affairs Committee.

                                 [LOGO]

                                                                         ANNEX C

                        MORGAN STANLEY FAIRNESS OPINION

                                                               November 13, 1998

Board of Directors
Cornerstone Properties Inc.
126 East 56th Street
New York, New York 10022

    Members of the Board:

    We understand that William Wilson & Associates ("WW&A") and certain affiliated entities (collectively with WW&A, the "Company"), Cornerstone Properties Inc. ("Cornerstone Properties") and Cornerstone Properties Limited Partnership (the "Operating Partnership," and collectively with Cornerstone Properties, "Cornerstone") have entered into a Contribution Agreement and Agreement and Plan of Merger, dated June 22, 1998, as amended (the "Merger Agreement"). The Merger Agreement provides, among other things, for the merger of WW&A into Cornerstone Properties and the contribution to Cornerstone by certain of the Company's investors of their interests in WW&A and sixty-eight office properties for shares of common stock of Cornerstone Properties, units of limited partnership interest in the Operating Partnership or cash, as such investors elect, subject to certain limitations (collectively, the "Merger"). The terms and conditions of the transaction are more fully set forth in the Merger Agreement.

    You have asked for our opinion as to whether the consideration to be paid to the Participating Investors and the WW&A Shareholders (each as defined in the Merger Agreement) pursuant to the Merger Agreement is fair from a financial point of view to Cornerstone Properties.

    For purposes of the opinion set forth herein, we have:

        (i) reviewed certain publicly available financial statements and other information of Cornerstone;

        (ii) reviewed certain internal financial statements and other financial and operating data concerning the Company prepared by the management of the Company;

        (iii) analyzed certain financial projections prepared by the management of the Company;

        (iv) discussed the past and current operations and financial condition and the prospects of the Company with senior executives of the Company;

        (v) analyzed certain internal financial statements and other financial operating data concerning Cornerstone prepared by the management of Cornerstone;

        (vi) analyzed certain financial projections, including individual property cash flow projections for the Company and the Company's properties, prepared by the management of Cornerstone;

        (vii) discussed the past and current operations and financial condition and the prospects of Cornerstone with senior executives of Cornerstone;

        (viii) analyzed the pro forma impact of the Merger on Cornerstone's funds from operations per share, consolidated capitalization and financial ratios;

                                                                 [LOGO]

        (ix) discussed the strategic objectives of the Merger and the plan for the combined company with senior executives of the Company and Cornerstone;

        (x) reviewed the reported prices and trading activity for Cornerstone Properties' common stock;

        (xi) reviewed the financial terms, to the extent publicly available, of certain comparable acquisition transactions;

        (xii) participated in discussions and negotiations among representatives of the Company and Cornerstone and their financial and legal advisors;

        (xiii) reviewed the Merger Agreement, and certain related documents including the letter from AE Properties Inc. dated June 8, 1998; and

        (xiv) performed such other analyses and considered other factors as we have deemed appropriate.

    We have assumed and relied upon without independent verification the accuracy and completeness of the information reviewed by us for the purposes of this opinion. With respect to the financial projections, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the future financial performance of the Company and Cornerstone. We have not made any independent valuation or appraisal of the assets or liabilities of the Company, nor have we been furnished with any such appraisals. We have assumed that the Merger will be consummated in accordance with the terms set forth in the Merger Agreement. Our opinion is necessarily based on economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof.

    We have acted as financial advisor to the Board of Directors of Cornerstone Properties in connection with this transaction and will receive a fee for our services. In the past, Morgan Stanley & Co. Incorporated and its affiliates have provided financing services for Cornerstone and have received fees for the rendering of these services.

    It is understood that this letter is for the information of the Board of Directors of Cornerstone Properties, except that this opinion may be included in its entirety in any filing made by Cornerstone Properties in respect of the Merger with the Securities and Exchange Commission. We express no opinion and make no recommendation as to how shareholders of Cornerstone Properties should vote at the shareholders' meeting held in connection with the Merger.

    Based on and subject to the foregoing, we are of the opinion on the date hereof that the consideration to be paid to the Participating Investors and the WW&A Shareholders pursuant to the Merger Agreement is fair from a financial point of view to Cornerstone Properties.

                                Very truly yours,

                                MORGAN STANLEY & CO. INCORPORATED

                                     /s/ Yie-Hsin Hung

                                BY:
                                     Yie-Hsin Hung
                                     Principal

                                                                         ANNEX D

                              AMENDED AND RESTATED
                          CORNERSTONE PROPERTIES INC.
                         1998 LONG-TERM INCENTIVE PLAN

1. PURPOSES. The purposes of the Plan are to advance the interest of the Company and its stockholders by attracting and retaining officers and key employees and to reward officers and key employees for contributing to the success of the Company and the creation of stockholder value. The Plan permits the Committee to make Awards which constitute "qualified performance-based compensation" for purposes of Section 162(m) of the Code.

2.  DEFINITIONS AND RULES OF CONSTRUCTION.

    (a) DEFINITIONS. For purposes of the Plan, the following capitalized words shall have the meanings set forth below:

           "Award" means a Stock Award, RSU, Option, SAR, Dividend Equivalent, Other Award, Performance Award or any combination of the foregoing.

           "Award Document" means an agreement, certificate or other type or form of document or documentation approved by the Committee which sets forth the terms and conditions of an Award. An Award Document may be in written, electronic or other media, may be limited to a notation on the books and records of the Company and, unless the Committee requires otherwise, need not be signed by a representative of the Company or a Participant.

           "Beneficiary" means the person designated in writing by the Participant to exercise or to receive an Award or payments or other amounts in respect thereof in the event of the Participant's death or, if no such person has been designated in writing by the Participant prior to the date of death, the Participant's estate. No Beneficiary designation under the Plan shall be effective unless it is in writing and is received by the Company prior to the date of death of the applicable Participant.

           "Board" means the Board of Directors of the Company.

           "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the rulings and regulations promulgated thereunder.

           "Committee" means the Compensation Committee of the Board, or such other committee of the Board as may be designated by the Board to administer the Plan.

           "Common Stock" means the common stock, no par value per share, of the Company.

           "Companies" means the Company and each Subsidiary.

           "Company" means Cornerstone Properties Inc., a Nevada corporation.

           "Contribution Agreement" means the Contribution Agreement and Agreement and Plan of Merger, dated as of June 22, 1998, as amended, by and among William Wilson & Associates, the entities listed on Schedule I thereto, the Company and Cornerstone Properties Limited Partnership.

           "Deferred Compensation Account" means the account established on the books and records of the Company to record the amount of deferred compensation payable under the Plan to a Participant.

           "Dividend Equivalent" means a right granted in accordance with
       Section 12 to receive a payment in cash, shares of Common Stock or other property equal in value to the dividends declared and paid on a specified number of shares of Common Stock. A Dividend Equivalent may constitute a free-standing Award or may be granted in connection with another type of Award.

           "Effective Date" means the date of the closing of the transactions contemplated by the Contribution Agreement.

           "Eligible Individual" means an individual described in Section 4(a).

           "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and the rulings and regulations promulgated thereunder.

           "Fair Market Value" means with respect to a share of Common Stock, the fair market value thereof as of the relevant date of determination, as determined in accordance with a valuation methodology approved by the Committee. In the absence of any alternative valuation methodology approved by the Committee, the Fair Market Value of a share of Common Stock shall equal the closing price of a share of Common Stock on the New York Stock Exchange, or such other national securities exchange as may be designated by the Committee.

           "GAAP" means U.S. Generally Accepted Accounting Principles.

           "Incentive Stock Option" means an Option which meets the requirements of Section 422 of the Code.

           "Nonqualified Stock Option" means any Option which is not an Incentive Stock Option.

           "Option" means an Option granted under Section 9 of the Plan, including an Incentive Stock Option and a Nonqualified Stock Option.

           "Other Award" means an Award granted under the Plan in accordance with Section 13.

           "Participant" means an Eligible Individual who holds an outstanding Award under the Plan.

           "Performance Award" means the right of a Participant to receive a specified amount following the completion of a Performance Period based upon performance in respect of one or more of the Performance Goals applicable to such period.

           "Performance Goal" means any of the following: funds from operations, funds from operations per share, earnings per share, net income, net operating income, pretax profits, pretax operating income, revenue growth, return on sales, return on equity, return on assets managed, return on investment, increase in the Fair Market Value of a share of Common Stock, total return to stockholders, cash flow or economic value added. A Performance Goal may be measured over a Performance Period on a periodic, annual, cumulative or average basis and may be established on a corporate-wide basis or established with respect to one or more operating units, divisions, subsidiaries, acquired businesses, minority investments, partnerships or joint ventures. To the extent that there is a change in GAAP during a Performance Period, the Committee may calculate any Performance Goal with or without regard to such change.

           "Performance Period" means a period of time designated by the Committee over which one or more Performance Goals are measured.

           "Performance Unit" means an Award granted pursuant to Section 11.

           "Plan" means this Cornerstone Properties Inc. 1998 Long Term Incentive Plan, as the same may be amended from time to time.

           "Restoration Option" means an Option that is awarded upon the exercise of an Option earlier awarded under the Plan or any other plan of the Company (an "Underlying Option") for which the exercise price is paid in whole or in part by tendering shares of Common Stock previously owned by the Participant, where such Restoration Option (i) covers a number of shares of Common Stock no greater than the number of previously owned shares tendered in payment of the exercise price of the Underlying Option plus the number of shares withheld to pay taxes arising upon such exercise, (ii) the expiration date of the Restoration Option is no later than the expiration date of the Underlying Option and (iii) the exercise price per share of the

       Restoration Option is no less than the Fair Market Value per share of Common Stock on the date of exercise of the Underlying Option.

           "Restricted Shares" means shares of Common Stock subject to a Stock Award that have not vested or remain subject to forfeiture, transfer or other restrictions in accordance with Section 7 and the applicable Award Document.

           "RSU" means a restricted stock unit award granted in accordance with
       Section 8.

           "SAR" means a stock appreciation right or limited stock appreciation right granted in accordance with Section 10.

           "Stock Award" means a grant of shares of Common Stock in accordance with Section 7.

           "Subsidiary" means (i) a corporation or other entity with respect to which the Company, directly or indirectly, has the power, whether through the ownership of voting securities, by contract or otherwise, to elect at least a majority of the members of such corporation's board of directors or analogous governing body, or (ii) any other corporation or other entity in which the Company, directly or indirectly, has an equity or similar interest and which the Committee designates as a Subsidiary for purposes of the Plan. For purposes of determining eligibility for the grant of Incentive Stock Options under the Plan, the term "Subsidiary" shall be defined in the manner required by Section 424(f) of the Code.

           "Substitute Award" means an Award granted upon assumption of, or in substitution for, outstanding awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock.

           "Target" means the target performance objective set by the Committee for a Performance Goal.

           "Target Payment" means the amount payable to a Participant for a Performance Period upon the achievement of one or more Targets set by the Committee for that period.

           "Unit" means a unit of limited partner interest in Cornerstone Properties Limited Partnership, a Delaware limited partnership.

    (b) RULES OF CONSTRUCTION.The masculine pronoun shall be deemed to include the feminine pronoun and the singular form of a word shall be deemed to include the plural form, unless the context requires otherwise. Unless the text indicates otherwise, references to sections are to sections of the Plan.

3.  ADMINISTRATION.

    (a) AUTHORITY OF THE COMMITTEE. The Plan shall be administered by the Committee, no member of which shall be eligible to participate in the Plan. The Committee shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, (i) to select the Participants, (ii) to grant Awards, (iii) to determine the type, number and other terms and conditions of, and all other matters related to, Awards, (iv) to prescribe Award Documents (which need not be identical for each Participant), (v) to establish rules and regulations for the administration of the Plan, (vi) to construe and interpret the Plan and the forms of Award Documents and to correct defects, supply omissions or reconcile inconsistencies therein, (vii) to make factual determinations in connection with the administration or interpretation of the Plan, and (viii) to make all other decisions or interpretations as the Committee may deem necessary or advisable for the administration of the Plan. Any decision of the Committee in the administration of the Plan shall be final and conclusive on all interested persons.

    (b) DELEGATION. The Committee may delegate its responsibility with respect to the administration of the Plan to one or more officers of the Company, to one or more members of the Committee or to one or more members of the Board; PROVIDED, HOWEVER, that the Committee may not delegate its responsibility (i) to make Awards to individuals who are subject to
       Section 16 of the Exchange Act, (ii) to make Awards under Section 14 which are intended to constitute "qualified performance-base compensation" under Section 162(m) of the Code or (iii) to amend or terminate the Plan in accordance with Section 20. The Committee may also appoint agents to assist in the day-to-day administration of the Plan and may delegate the authority to execute documents under the Plan to one or more members of the Committee or to one or more officers of any of the Companies.

    (c) TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL. The Committee shall also have full authority to determine and specify in the applicable Award Document the effect, if any, that a Participant's termination of employment for any reason will have on the vesting, exercisability, payment or lapse of restrictions applicable to an Award. The date of a Participant's termination of employment for any reason shall be determine in the sole discretion of the Committee. Similarly, the Committee shall have full authority to determine the effect, if any, of a change in control of the Company on the vesting, exercisability, payment or lapse of restrictions applicable to an Award, which effect may be specified in the applicable Award Document or determined at a subsequent time.

    (d) RELIANCE AND INDEMNIFICATION. The Committee shall be entitled to rely in good faith upon any report or other information furnished to it by an officer or employee of the Companies or from the financial, accounting, legal or other advisers of any of the Companies. Each member of the Committee, each individual to whom the Committee delegates authority hereunder, each individual designated by the Committee to administer the Plan and each other person acting at the direction of or on behalf of the Committee shall not be liable for any determination or anything done or omitted to be done by him or by any other member of the Committee or any other such individual in connection with the Plan, except for his own willful misconduct or as expressly provided by statute, and, to the extent permitted by law and the bylaws of the Company, shall be fully indemnified and protected by the Company with respect to such determination, act or omission.

4.  PARTICIPATION.

    (a) ELIGIBLE INDIVIDUALS. Only directors, officers and key employees of one of the Companies (or a division or operating unit thereof) or any individual who has accepted an offer of employment with any of the Companies as an officer or key employee shall be eligible to participate in the Plan and to receive Awards under the Plan, provided, however, that only key employees of one of the Companies shall be eligible to receive Incentive Stock Options.

    (b) AWARDS TO PARTICIPANTS. The Committee shall have no obligation to grant any Eligible Individual an Award or to designate an Eligible Individual as a Participant for a Performance Period solely by reason of such Eligible Individual having received a prior Award or having been designated as a Participant for any prior Performance Period. The Committee may grant more than one Award to a Participant at the same time or may designate an Eligible Individual as a Participant Periods that begin on the same date or that cover overlapping periods of time.

5.  COMMON STOCK SUBJECT TO THE PLAN.

    (a) PLAN LIMIT. Subject to adjustment in accordance with the provisions of
       Section 18, the Company is authorized to issue up to a number of shares of Common Stock equal to 5% (rounded down to the nearest whole share) of the total number of shares of Common Stock outstanding on the Effective Date (assuming, for purposes of such calculation, the redemption of all Units outstanding on the Effective Date for shares of Common Stock) under the Plan (the "Plan Limit"). Such shares of Common Stock may be newly issued shares of Common Stock or reacquired shares of Common Stock held in the treasury of the Company. Any shares issued in connection with Substitute Awards shall not be counted against the Plan Limit and shall not be subject to Section 5(d).

    (b) RULES APPLICABLE TO DETERMINING SHARES AVAILABLE FOR ISSUANCE. For purposes of determining the number of shares of Common Stock that remain available for issuance, the following shares shall be added back to the Plan Limit and again be available for Awards:

       (i) The number of shares tendered to pay the exercise price of an Option or other Award or to satisfy a participant' tax withholding obligations; and

       (ii) The number of shares withheld from any Award to satisfy a Participant's tax withholding obligations or, if applicable, to pay the exercise price of an option or other form of Award.

    (c) RESERVE. In administering the Plan, the Committee may establish reserves against the Plan Limit for amounts payable in settlement of Awards or in settlement of Deferred Compensation Accounts. The Committee may also promulgate additional rules and procedures for calculating the portion of the Plan Limit available for Awards. This Section 5 shall be applied and construed by the Committee so that no share of Common Stock is counted more than once for purposes of any debit or credit of the Plan Limit.

    (d) SPECIAL LIMITS. Anything to the contrary in Section 5(a) notwithstanding, but subject to Section 18(b), the following special limits shall apply to shares of Common Stock available for Awards under the Plan:

       (i) The maximum number of shares of Common Stock that may be subject to Options or free-standing SARs granted to any Eligible Individual in any calendar year shall equal 1,000,000 shares, plus any shares which were available under this Section 5(d)(i) for Awards of Options or free-standing SARs to such Eligible Individual in any prior calendar year but which were not covered by such Awards.

       (ii) In no event will the number of shares of Common Stock issued in connection with the grant of Incentive Stock Options exceed a number of shares of Common Stock equal to 5% (rounded down to the nearest whole share) of the total number of shares of Common Stock outstanding on the Effective Date (assuming, for purposes of such calculation, the redemption of all Units outstanding on the Effective Date for shares of Common Stock).

6. AWARDS IN GENERAL. Awards under the Plan may consist of Stock Awards, RSUs, Options, SARs, Performance Units, Dividend Equivalents, Other Awards, Performance Awards or any combination of the foregoing. Any Award may be granted singly or in combination or tandem with any other Award, as the Committee may determine. Awards may be made in combination with or as alternatives to grants or rights under any other compensation or benefit plan of the Companies, including the plan of any acquired entity. The terms and conditions of each Award shall be set forth in an Award Document in a form approved by the Committee for such Award, which shall contain terms and conditions not inconsistent with the Plan. Except in connection with a transaction or event described in Section 18(b) or in connection with the grant of Substitute Awards, nothing in the Plan shall be construed as permitting the Company to reduce the exercise price of Options previously granted under this Plan or options previously granted under any other plan of the Companies without stockholder approval.

7.  STOCK AWARDS.

    (a) FORM OF AWARD. The Committee is authorized to grant shares of Common Stock to an Eligible Individual as a Stock Award for no consideration other than the provision of services or at a purchase price determined by the Committee. Stock Awards may be granted in lieu of other compensation or benefits payable to a Participant or in settlement of previously granted Awards. Shares of Common Stock granted pursuant to this Section 7 shall be subject to such restrictions on transfer or other incidents of ownership for such periods of time, and shall be subject to such conditions of vesting, as the Committee may determine. If shares of Common Stock are offered for sale under the Plan, the purchase price shall be payable in cash, or, in the sole discretion of the Committee or as set forth in the applicable Award Document, in shares of Common Stock already owned by the Participant or other consideration acceptable to the Committee or in any combination of cash, shares of Common Stock or such other consideration.

    (b) SHARE CERTIFICATES; RIGHTS AND PRIVILEGES. At the time Restricted Shares are granted or sold to a Participant, share certificates representing the appropriate number of Restricted Shares shall be registered in the name of the Participant but shall be held by the Company in custody for the account of such person. The certificate shall bear a legend restricting their transferability as provided herein. Except for such restrictions on transfer or other incidents of ownership as may be determined by the Committee and set forth in the Agreement relating to an award or sale of Restricted Shares, a Participant shall have the rights of a stockholder as to such Restricted Shares, including the right to receive dividends and the right to vote in accordance with applicable law.

    (c) DISTRIBUTIONS. Unless the Committee determines otherwise at or after the time of grant, any shares of Common Stock or other securities of the Company received by a Participant to whom Restricted Shares have been granted or sold as a result of a non-cash distribution to holders of Common Stock or as a stock dividend on Common Stock shall be subject to the same terms, conditions and restrictions as such Restricted Shares.

8. RSUS. The Committee is authorized to grant RSUs to Eligible Individuals. Each RSU shall entitle the holder thereof to receive, as determined by the Committee at or after the time of grant, one share of Common Stock or cash and other property with a value equal to the Fair Market Value of a share of Common Stock on the date of settlement of the RSU. RSUs shall be subject to such vesting, payment and settlement terms and restrictions as the Committee shall impose. RSUs may be granted in lieu of other compensation or benefits payable to a Participant or in settlement of previously granted Awards.

9.  STOCK OPTIONS.

    (a) FORM OF AWARD. The Committee is authorized to grant Options to Eligible Individuals. An Option shall entitle a Participant to purchase a specified number of shares of Common Stock during a specified time at an exercise price that is fixed at the time of grant or for which the method of determining the exercise price is specified at the time of grant, all as the Committee may determine; PROVIDED, HOWEVER, that, except in the case of Options which are Substitute Awards, the exercise price per share shall be no less than 100% of the Fair Market Value per share on the date of grant (or if the exercise price is not fixed on the date of grant, then on such date as the exercise price is fixed). An Option may be an Incentive Stock Option or a Nonqualified Stock Option as determined by the Committee and set forth in the applicable Award Document. Payment of the exercise price of an Option shall be made in cash, or, to the extent provided by the Committee at or after the time of grant, in shares of Common Stock (including shares already owned by the Participant or to be issued in the Participant upon exercise of the Option) or in any combination of cash and shares of Common Stock. An Option may also be exercised through a "cashless exercise" procedure facilitated by a broker approved by the Company, and in accordance with procedures established by the Committee, for this purpose. An Option shall be effective for such term as shall be determined by the Committee and set forth in the Award Document relating to such Option, and the Committee may extend the term of an Option after the time of grant; PROVIDED, HOWEVER, that the term of an Option may in no event extend beyond the tenth anniversary of the date of grant of such Option. The Committee may also provide at or after the time of grant that a Participant shall have the right to receive a Restoration Option upon the exercise through the tendering of shares of Common Stock of an Option or an option granted under another plan of the Company.

    (b) INCENTIVE STOCK OPTIONS. Each Option granted pursuant to the Plan shall be designated at the time of grant as either an Incentive Stock Option or as a Nonqualified Stock Option. No Incentive Stock Option may be issued pursuant to the Plan to any individual who, at the time the Option is granted, owns stock possession more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, unless (A) the exercise price determined as of the date of grant is at least 110% of the Fair Market Value on the date of grant of the shares of Common Stock subject to such Option, and (B) the Incentive Stock Option is not exercisable more than five years from the date of grant thereof. No Incentive Stock Option may be granted under the Plan after the tenth anniversary of the Effective Date.

10. STOCK APPRECIATION RIGHTS.

    (a) FORM OF AWARD. The Committee is authorized to grant SARs to Eligible Individuals. An SAR shall entitle a Participant to receive, upon exercise, (i) an amount in cash equal to the excess, if any, of the Fair Market Value on the exercise date of the number of shares of Common Stock for which the stock appreciation right is exercised, over the Fair Market Value of such number of shares on the date of grant (or, in the case of an SAR granted in tandem with an Option, the aggregate exercise price which the Participant would otherwise have been required to pay under the terms of the Option in order to purchase such shares), (ii) a number of shares of Common Stock having an aggregate Fair Market Value, as of the date of exercise, equal to the amount determined as in the proceeding clause (i), or (iii) a combination of cash and shares having an aggregate value equal to the amount determined as in the preceding clause (i). An SAR may be granted on a free-standing basis or in tandem with another Award. Notwithstanding the foregoing, the exercise price of an SAR that is a Substitute Award may be less than the Fair Market Value of a share of Common Stock on the date of grant.

    (b) EXERCISABILITY. The Committee shall determine at or after the time of grant whether payment in respect of an SAR shall be in cash, shares of Common Stock or a combination thereof. An SAR shall be exercisable at the time or times established by the Committee at or after the time of grant.

    (c) TANDEM SARS. If an SAR is granted in tandem with an Option, the SAR shall not be exercisable prior to or later than the time the related Option could be exercised. An SAR granted in tandem with an Option may be granted either at the same time as such Option or subsequent thereto. If granted in tandem with an Option, an SAR shall cover the same number of shares of Common Stock as covered by the Option (or such lesser number of shares as the Committee may determine) and shall be exercisable only at such time and to the extent the related Option shall be exercisable, and shall have the same term and exercise price as the related Option (which, in the case of an SAR granted after the grant of the related Option, may be less than the Fair Market Value per share on the date of grant of the tandem SAR). Upon exercise of an SAR granted in tandem with an Option, the related Option shall be canceled automatically to the extent of the number of shares covered by such exercise; conversely, if the related Option is exercised as to some or all of the shares covered by the tandem grant, the tandem SAR shall be canceled automatically to the extent of the number of shares covered by the Option exercise.

11. PERFORMANCE UNITS. The Committee is authorized to grant Performance Units to Eligible Individuals. Performance Units may be granted as fixed or variable share-or dollar-denominated units subject to such conditions of vesting and time of payment as the Committee may determine and as shall be set forth in the applicable Award Document relating to such Performance Units. Performance Units may be paid in cash, Common Stock, Awards, other property or any combination thereof, as the Committee may determine at or after the time of grant.

12. DIVIDEND EQUIVALENTS. The Committee is authorized to grant Dividend Equivalents to a Participant, entitling the Participant to receive cash, Common Stock, Awards or other property equal in value to the dividends paid in respect of a specified number of shares of Common Stock. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents will be paid or distributed when accrued or will be deemed reinvested in additional shares of Common Stock, Awards, or other investment vehicles as the Committee may specify. Dividend Equivalents may be subject to the same terms and conditions as any

    Award granted in connection therewith or to such other terms and conditions as the Committee specifies in connection with the granting of the Dividend Equivalents.

13. OTHER AWARDS. The Committee is authorized to grant Other Awards in addition to the Awards as described in Sections 6 through 12 pursuant to which cash, Common Stock or other securities of the Company, other property or any combination thereof is, or in the future may be, acquired by a Participant. Other Awards may be valued in whole or in part with reference to, or otherwise based upon or related to one or more Performance Goals, the value of a share of Common Stock or the value of other securities of the Company, including preferred stock, debentures, notes, convertible or exchangeable debt securities, rights or warrants, the value of any asset or property of the Company or such other criteria as the Committee shall specify. Other Awards may consist solely of cash bonuses or supplemental cash payments to a Participant, including without limitation, payments to permit the Participant to pay some or all of the tax liability incurred in connection with the vesting, exercise, payment or settlement of an Award. Other Awards may be granted in lieu of other compensation or benefits payable to a Participant or in settlement of previously granted Awards.

14. PERFORMANCE AWARDS.

    (a) FORM OF AWARD. Subject to the further provisions of this Section 14, the Committee is authorized to grant Performance Awards under this Section 14 which shall provide for Target Payments to Participants for a Performance Period upon the achievement of the Target or Targets established by the Committee for such Performance Period. Target Payments may be made in cash, Common Stock, Awards, other property or any combination thereof. The provisions of this Section 14 shall be construed and administered by the Committee in a manner which complies with the requirements under
       Section 162(m) of the Code applicable to "qualified performance-based compensation."

    (b) PERFORMANCE GOALS AND TARGETS. The Performance Goals and Targets applicable to a Performance Period shall be established by the Committee prior to, or reasonably promptly following the inception of, a Performance Period but, to the extent required by Section 162(m) of the Code and the regulations thereunder, by no later than the earlier of the date that is ninety days after the commencement of the Performance Period or the day prior to the date on which twenty-five percent of the Performance Period has elapsed. At the time that the Committee specifies the Performance Goals and Targets applicable to a Performance Period, the Committee shall also specify (i) the Target Payment payable for the Performance Period if the applicable Target or Targets are achieved, (ii) the amount, if any, payable in excess of the Target Payment if actual performance exceeds the Target or Targets and (iii) the amount by which the Target Payment will be reduced if actual performance is less than the Target or Targets established for the Performance Period. The Committee may also establish the minimum level of performance on one or more Performance Goals for a Performance Period below which no amounts will be payable for the Performance Period.

    (c) ADDITIONAL PROVISIONS APPLICABLE TO PERFORMANCE PERIODS. More than one Performance Goal may apply to a given Performance Period and the payment in connection with a Performance Award for a given Performance Period may be made based upon (i) the attainment of the performance Targets for only one Performance Goal or for any one of the Performance Goals applicable to that Performance Period or (ii) performance related to two or more Performance Goals, whether assessed individually or in combination with each other. The Committee may, in connection with the establishment of Performance Goals and Targets for a Performance Period, establish a matrix setting forth the relationship between performance on two or more Performance Goals and the amount of the Award payable for that Performance Period.

    (d) DURATION OF THE PERFORMANCE PERIOD. The Committee shall establish the duration of each Performance Period at the time that it sets the Performance Goals and Targets applicable to that period. The Committee shall be authorized to permit overlapping or consecutive Performance Periods.

    (e) CERTIFICATION. Following the completion of each Performance Period, the Committee shall certify, in accordance with the requirements in the regulations under Section 162(m) of the Code, whether the criteria for paying amounts in respect of each Performance Award related to that Performance Period have been achieved. Unless the Committee determines otherwise, no amounts payable in respect of Performance Awards shall be paid for a Performance Period until the Performance Period has ended and the Committee has certified the amount of the Awards payable for the Performance Period in accordance with Section 162(m) of the Code.

    (f) DISCRETION. The Committee is authorized at any time during or after a Performance Period to reduce or eliminate the amount payable in respect of a Performance Award to any Participant, for any reason, including, without limitation, (i) in recognition of unusual or nonrecurring events affecting the Company, any Subsidiary, or any business division or unit or the financial statements of the Company or any Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles, (ii) to take into account a change in the position or duties of a Participant during the Performance Period or a change in the Participant's employment status during the Performance Period or (iii) to take into account subjective or objective performance factors not otherwise set forth in the Plan or applicable Award Documents.

    (g) TIMING OF PAYMENT. Subject to Section 14(e), the amounts, if any, payable in respect of Performance Awards for a Performance Period will generally be paid within ninety days following the end of the applicable Performance Period.

    (h) MAXIMUM AMOUNT PAYABLE PER PARTICIPANT UNDER THIS SECTION 14. The maximum aggregate value of the cash and other property in settlement of a Performance Award (prior to adjustment in accordance with Section 14(i)) payable per Participant for any Performance Period of twelve months may not exceed $2,000,000 (the "PERFORMANCE DOLLAR LIMIT"). If the Target Payment in connection with a Performance Award payable to a Participant for a Performance Period of twelve months in expressed as a percentage of the Participant's base salary, then, in addition to the limit set forth in the previous sentence, the maximum aggregate value of the cash and other property (prior to adjustment in accordance with Section 14(i)) payable to such Participant in respect of the Performance Award for such Performance Period shall not exceed 300% (the "SALARY LIMIT") of the Participant's annual rate of base salary as of the start of the Performance Period. If a Performance Period is greater than or less than twelve months, the applicable Performance Dollar Limit or Salary Limit, as the case may be, shall be determined by multiplying the applicable twelve-month limit by a fraction, the numerator of which is the number of whole and partial months in the Performance Period and the denominator of which is twelve.

    (i) PAYMENT OF PERFORMANCE AWARDS IN SHARES OF COMMON STOCK. In the event that the Company settles a Performance Award through the payment of Common Stock that is subject to either forfeiture or transfer restrictions, the Company may apply a reasonable discount to the then Fair Market Value of the stock in determining the number of shares issued in settlement of such portion of the award; PROVIDED, HOWEVER, that the amount of the discount applied to the Fair Market Value of a share of Common Stock may not exceed twenty-five percent.

15. VESTING; FORFEITURE; TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL. The Committee shall specify at or after the time of grant of an Award the vesting, forfeiture and other conditions applicable to the Award and the provisions governing the disposition of an Award in the event of a Participant's termination of employment with the Companies. In connection with a Participant's termination of employment , the Committee may vary the vesting, exercisability and settlement provisions of an Award relative to the circumstances resulting in such termination of employment. The Committee shall have the discretion to accelerate the vesting or exercisability of, eliminate the restrictions and conditions applicable to, or extend the post-termination exercise period of an outstanding Award. Similarly, the Committee shall have full authority to determine the effect, if any, or a change in control of the Company on the vesting, exercisability, payment or lapse of restrictions applicable to an

    Award, which effect may be specified in the applicable Award Document or determined at a subsequent time.

16. ACCELERATION AND DEFERRAL.

    (a) ACCELERATION. The Committee may accelerate the payment or settlement of an Award and may apply a reasonable discount to the amount delivered to the Participant to reflect such accelerated payment or settlement. If the Committee accelerates the payment or settlement of a Performance Award, the amount of the discount applied to such accelerated payment or settlement shall meet the requirements of the regulations under Section 162(m) of the Code.

    (b) DEFERRAL. In accordance with rules and procedures established by the Committee, the Committee (i) may permit a Participant at or after the time of grant to defer receipt of payment or settlement of some or all of an Award to one or more dates elected by the Participant, subsequent to the date on which such Award is payable or otherwise to be settled, or
       (ii) may require at or after the time of grant that the portion of an Award in excess of an amount specified by the Committee be mandatorily deferred until one or more dates specified by the Committee. Amounts deferred in accordance with the preceding sentence shall be noted in a bookkeeping account maintained by the Company for this purpose and may periodically be credited with notional interest or earnings in accordance with procedures established by the Committee from time to time. Deferred amounts shall be paid in cash, Common Stock or other property, as determined by the Committee at or after the time of deferral, on the date or dates elected by the Participant or, in the case of amounts which are mandatorily deferred, on the date or dates specified by the Committee.

17. GENERAL PROVISIONS.

    (a) NON-TRANSFERABILITY OF AWARD. Unless the Committee determines otherwise, no Award or amount payable under, or interest in, the Plan shall be transferable by a Participant except by will or the laws of descent and distribution or otherwise be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge; PROVIDED, HOWEVER, that the Committee may, in its discretion and subject to such terms and conditions as it shall specify, permit the transfer of an Award for no consideration to a Participant's family members or to one or more trusts or partnerships established in whole or in part for the benefit of one or more of such family members (collectively, "PERMITTED TRANSFEREES"); and PROVIDED FURTHER that this sentence shall not preclude a Participant from designating a Beneficiary to receive the Participant's outstanding Award following the death of the Participant. Any Award transferred to a Permitted Transferee shall be further transferable only by will or the laws of descent and distribution or, for no consideration, to another Permitted Transferee of the Participant. The Committee, may in its discretion, permit transfers of Awards other than those contemplated by this Section 17(a). During the lifetime of the Participant, an Option, SAR or similar-type Other Award shall be exercisable only by the Participant or by a Permitted Transferee to whom such Option, SAR or Other Award has been transferred in accordance with this Section 17(a).

    (b) RIGHTS WITH RESPECT TO SHARES. A Participant shall have no rights as a stockholder with respect to shares of Common Stock covered by an Award until the date the Participant or his nominee becomes the holder of record of such shares, and, except as provided in Section 12, no adjustments shall be made for cash dividends or other distributions or other rights as to which there is a record date preceding the date such person becomes the holder of record of such shares.

    (c) NO RIGHT TO CONTINUED EMPLOYMENT. Neither the creation of the Plan nor the granting of Awards thereunder shall be deemed to create a condition of employment or right to continued employment with the Company, and each Participant shall be and shall remain subject to discharge by the Company as though the Plan had never come into existence.

    (d) CONSENT TO PLAN. By accepting any Award or other benefit under the Plan, each Participant and each person claiming under or through him shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board or the Committee.

    (e) WAGE AND TAX WITHHOLDING. The Company or any Subsidiary is authorized to withhold from any Award or any compensation or other payment to a Participant amounts of withholding and other taxes due in connection with any Award, and to take such other action as the Committee may deem necessary or advisable to enable the Company and the Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority for the Company to withhold or receive Common Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

    (f) COMPLIANCE WITH SECURITIES LAWS. An Award may not be exercised, and no shares of Common Stock may be issued in connection with an Award, unless the issuance of such shares has been registered under the Securities Act of 1933, as amended, and qualified under applicable state "blue sky" laws, or the Company has determined that an exemption from registration and from qualification under such state "blue sky" laws is available.

    (g) UNFUNDED PLAN. The Plan is intended to constitute an "unfunded" plan for incentive compensation. Nothing contained in the Plan (or in any Award Documents or other documentation related thereto) shall give any Participant any rights that are greater than those of a general creditor of the Company; PROVIDED, HOWEVER, that the Committee may authorize the creation of trusts and deposit therein cash, shares of Common Stock, or other property or make other arrangements, to meet the Company's obligations under the Plan. Such trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee determines otherwise. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee may specify.

    (h) OTHER EMPLOYEES BENEFIT PLANS. Payments received by a Participant under any Award made pursuant to the Plan shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan or similar arrangement provided by the Company, unless otherwise specifically provided for under the terms of such plan or arrangement or by the Committee.

    (i) COMPLIANCE WITH RULE 16B-3. Notwithstanding anything contained in the Plan or in any Award Document to the contrary, if the consummation of any transaction under the Plan would result in the possible imposition of liability on a Participant pursuant to Section 16(b) of the Exchange Act, the Committee shall have the right, in its sole discretion, but shall not be obligated, to defer such transaction or the effectiveness of such action to the extent necessary to avoid such liability, but in no event for a period longer than six months.

    (j) EXPENSES. The costs and expenses of administering and implementing the Plan shall be borne by the Company.

    (k) APPLICATION OF FUNDS. The proceeds received by the Company from the sale of Common Stock or other securities pursuant to Award will be used for general corporate purposes.

18. RECAPITALIZATION OR REORGANIZATION.

    (a) AUTHORITY OF THE COMPANY AND STOCKHOLDERS. The existence of the Plan, the Award Documents and the Awards granted hereunder shall not effect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any pert of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

    (b) CHANGE IN CAPITALIZATION. Notwithstanding any provision of the Plan or any Award Document, the number and kind of shares authorized for issuance under Section 5(a), including the maximum number of shares available under the special limits provided for in Section 5(d), may be equitably adjusted in the sole discretion of the Committee in the event of a stock split, stock dividend, recapitalization, reorganization, merger, consolidation, extraordinary dividend, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below Fair Market Value or other similar corporate event affecting the Common Stock in order to preserve, but not increase, the benefits or potential benefits intended to be made available under the Plan. In addition, upon the occurrence of any of the foregoing events, the number of outstanding Awards and number and kind of shares subject to any outstanding Award and the purchase price per share, if any, under any outstanding Award may be equitably adjusted (including by payment of cash to a Participant) in the sole discretion of the Committee in order to preserve the benefits or potential benefits intended to be made available to Participants granted Awards. Such adjustments shall be made by the Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final. Unless otherwise determined by the Committee, such adjusted Awards shall be subject to the same vesting schedule and restrictions to which the underlying Award is subject.

19. EFFECTIVE DATE. The Plan has been adopted by the Board subject to and effective as of the closing of the transactions contemplated by the Contribution Agreement. The Plan shall become effective on the Effective Date, subject to subsequent approval thereof by the Company's stockholders at the first annual meeting of stockholders to occur after the Effective Date, and shall remain in effect until it has been terminated pursuant to
    Section 20. If the Plan is not approved by the stockholders at such annual meeting, the Plan and all interests in the Plan awarded to Participants before the date of such annual meeting shall be void AD INITO and of no further force and effect. Section 14 of the Plan and the definition of "Performance Goal" shall be submitted to the Company's stockholders at the first stockholder meeting that occurs in the fifth year following the year in which the Plan was last approved by stockholders (or any earlier meeting designated by the Board), in accordance with the requirements of Section 162(m) of the Code and the regulations thereunder. If stockholder approval of the Plan is not obtained at any such meeting, then no further Performance Awards shall be made under Section 14 after the date of such annual meeting, but the remainder of the Plan shall continue in effect until terminated in accordance with Section 20.

20. AMENDMENT AND TERMINATION. Notwithstanding anything herein to the contrary, the Board or the Committee may, at any time, terminate or, from time to time, amend, modify or suspend the Plan; PROVIDED, HOWEVER, that no amendment which (i) increases the Plan Limit or increases limits set forth in Section 5(d) (except as otherwise contemplated by the terms of the Plan as approved by stockholders), (ii) allows for grants of Options (other than Substitute Awards) at an exercise price less than Fair Market Value at the time of grant or (iii) amends the last sentence of Section 6 in a manner that would permit a reduction in the exercise price of Options (or options granted under another plan of the Companies), under circumstances other than those stated in such sentence, shall be effective without stockholder approval.

21. GOVERNING LAW. The validity, construction and effect of the Plan, any rules and regulations relating to the Plan, and any Award shall be determined in accordance with the laws of the State of Nevada applicable to contracts to be performed entirely within such state and without giving effect to principles of conflicts of laws.

                       PROXY--CORNERSTONE PROPERTIES INC.

    The undersigned stockholder of Cornerstone Properties Inc. ("Cornerstone") hereby appoints John S. Moody and Rodney C. Dimock, and each of them, as Proxies, each with the power of substitution, to vote all of the shares of Common Stock the undersigned may be entitled to vote upon all matters at Cornerstone's Special Meeting of Stockholders to be held on December 14, 1998, at the offices of King & Spalding, 1185 Avenue of the Americas, 34th Floor, New York, NY, commencing at 10:00 A.M. (local time), and at all adjournments and postponements thereof, with all powers the undersigned would possess if then and there personally present. Without limiting the general authorization and power hereby given, the undersigned directs said Proxies to cast the undersigned's vote as specified on the reverse side hereof. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR APPROVAL OF EACH OF THE PROPOSALS LISTED ON THE REVERSE SIDE HEREOF.

    Stockholders who attend the Special Meeting may revoke their proxy by casting their cote at the meeting in person.

Date: -------------------------------------------------------, 1998  ---------------------------------------------------------------
                                                                     Name of Stockholder (please print)

                                                                     ---------------------------------------------------------------
                                                                     Signature

                                                                     ---------------------------------------------------------------
                                                                     Number of Shares Held

                                                                     ---------------------------------------------------------------
                                                                     Name of Correspondent Bank

     PLEASE DATE, SIGN AND MAIL THIS PROXY TODAY IN THE ENCLOSED ENVELOPE.

                          (CONTINUED ON THE REVERSE SIDE)

1.  To approve the Wilson Issuance.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

2.  To approve the PGGM Investment.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

3.  To approve the Amendment.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

4. To vote at the discretion of the Proxies upon such other matters as may properly come before the Special Meeting or any adjournment or postponement thereof.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

    I plan to attend the Special Meeting of Stockholders. Please send me an entry card.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF CORNERSTONE PROPERTIES INC.

                    (to be dated and signed on the reverse side)

                 REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholders of Cornerstone Properties Inc.

    We have audited the consolidated financial statements and financial statement schedules of Cornerstone Properties Inc. and Subsidiaries (the "Company") as of December 31, 1997 and 1996, and for each of the three years in the period ended December 31, 1997, listed in item 14(a)(i) of this Form 10-K. These financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financing statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Cornerstone Properties Inc. and Subsidiaries as of December 31, 1997 and 1996 and the consolidated results of their operations and their consolidated cash flows for each of the three years in the period ended December 31, 1997, in conformity with generally accepted accounting principles. In addition, in our opinion, the financial statement schedules referred to above, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information required to be included therein.

New York, New York                                  /s/ Coopers & Lybrand L.L.P.

February 24, 1998